UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22235

AQR Funds

(Exact name of registrant as specified in charter)

Two Greenwich Plaza, 3rd Floor

                             Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Bradley D. Asness, Esq.

Principal and Chief Legal Officer

Two Greenwich Plaza

3rd Floor

                             Greenwich, CT 06830

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 203-742-3600

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 to December 31, 2012

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1.)

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

Cliff Asness

Managing & Founding Principal

Ronen Israel

Principal

Oktay Kurbanov

Principal

John Liew

Founding Principal

Lars Nielsen

Principal

Dear Shareholder:

Global equity markets had a strong year in 2012, with the MSCI World Index returning 15.83%. Market sentiment generally improved over the year, as global central banks continued to lend support via the implementation of extraordinary easing programs. Notably, the Federal Reserve Bank announced a third round of quantitative easing, the European Central Bank (ECB) announced a program of open ended outright monetary transactions, and the Bank of Japan implemented an explicit inflation target. The main exception to the general trend of positive performance during the year was in May, when elevating sovereign risk concerns in Europe drove equity market losses. However, the downturn proved short lived as swift and decisive action by the ECB helped to alleviate these concerns, allowing markets to resume their upward trend. Towards the end of the year, political events played an important role in determining relative market moves. A comprehensive victory for the dovish Liberal Democratic Party in the Japanese general elections in early December resulted in significant weakening of the yen, and outperformance of Japanese equity markets. At the other end of the spectrum, North American markets were the worst performing going into the year-end due to concerns about the impact of the impending U.S. fiscal cliff on the economy. The AQR Global Equity Fund Class I shares (the “Fund”) returned 18.95% for the year, outperforming its benchmark index by 3.12%.

The Fund is actively managed, and it seeks to outperform its benchmark in three ways: by selecting stocks within each country and by using futures and forwards contracts to over-and under-weight countries and currencies relative to the benchmark. Details on each of the strategies are provided below.

The stock selection strategies outperformed in 2012, led mainly by strong returns in the Europe strategy and positive returns in Canada. The U.S. strategy detracted slightly from performance.

Momentum signals within and across industries drove most of the outperformance in Europe, notably in the second quarter. In the U.S., industry valuation signals performed well, while industry momentum signals detracted from performance.

Sector positioning for the overall strategy contributed positively to the fund performance this year. Gains from an average net underweight position in utilities offset losses from an average net overweight position in materials. Our industry-neutral bets for the overall strategy also outperformed this year, notably within the materials and information technology sectors.

Tactically, we are underweight value in Japan, Canada and Europe, due to a tightening of value spreads in these regions. We remain overweight value in the U.S. due to a wide value spread.

The country selection strategy detracted from fund performance in 2012 after losses in the first three quarters outweighed a gain in the fourth quarter. Overall, both valuation and momentum signals detracted, though value was the more significant detractor. Fundamental momentum signals based on exchange rate moves, trade relationships and analyst sentiment contributed during the year.

2	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

The biggest detractor was our underweight of Japan during the second quarter. At the time, we were overweight Japan after a strong start of the year had resulted in positive price momentum. Over the course of the quarter, heightened global risk aversion led to significant appreciation of the Japanese yen, resulting in underperformance of the Japanese equity market as exporters became less competitive. A second major detractor was our overweight position in U.K. equities, which was motivated by cheap valuation. The U.K. underperformed during the first quarter in particular after worsening sentiment resulted in Fitch downgrading the country’s fiscal rating outlook from stable to negative. Our underweight position in Canada, driven by expensive valuation, was the most significant contributor during the year. The Canadian equity market underperformed throughout the year, but in the fourth quarter in particular due to concerns about falling commodity prices.

Our largest overweight positions as of the end of 2012 were in France and Hong Kong, where we see a combination of attractive valuation levels and strong price momentum. We also favor Germany due to positive price momentum and improving analyst sentiment. Meanwhile, Australia continues to be our largest underweight due to expensive valuation coupled with deteriorating prices and economic fundamentals. We also continue to underweight both Canada and the U.S. due to expensive valuation, as well as negative price momentum in the case of Canada.

The currency selection strategy contributed significantly to fund performance in 2012, driven in particular by strong performance of our valuation theme. We also saw good performance of factors based on investor sentiment and equities, while interest rate related factors had relatively flat performance. Though the relatively low volatility environment proved favorable for carry trades, factors aimed at predicting future changes in interest rates struggled due to a lack of clear trends in global monetary policy. Gains to the strategy were concentrated in the first and fourth quarters.

The biggest contributor to strategy gains was our underweight position in the Japanese yen, driven mainly by valuation factors. Following a multi-year appreciation trend, the yen entered 2012 at an extremely over-valued level. The expensive currency drove worsening economic fundamentals, including a historically weak current account. While the announcement of an explicit 1% inflation target in the first quarter caused a temporary sell-off in the yen, the second and third quarters saw further richening of the currency as markets grew skeptical of the ability of the Bank of Japan to achieve its target. Towards the end of the year, there was a reversal in this trend. The announcement of a general election in December and the dovish policies of the eventual winner Shinzo Abe fuelled expectations of further easing and inflation, leading to a pronounced depreciation of the yen.

Our positioning in Europe, where we were overweight the Norwegian krone and the Swedish krona and underweight the euro and the Swiss franc, also contributed during the year. An improving economic outlook, in addition to a high interest rate differential, led to outperformance of the Scandinavian currencies. One detractor from strategy performance was our underweight position in the Australian dollar during the second half of the year. The currency rallied during this period as continued easing by G3 central banks encouraged investment in high yielding assets.

Going forward, as of the end of 2012, we favor the Norwegian krone where we see a high and improving level of carry, in addition to strong price momentum. We also continue to hold overweight positions in the Swedish krona and the U.S. dollar due to attractive levels of valuation, as well as improving economic fundamentals. The Japanese yen continues to be our most significant underweight position as the currency remains expensive, in spite of its recent weak price trend. We also dislike the Australian dollar due to a combination of expensive valuation and worsening economic and equity market fundamentals.

AQR Funds	Annual Report	December 2012	3

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR GLOBAL EQUITY FUND PERFORMANCE SINCE COMMENCEMENT OF OPERATIONS AS A MUTUAL FUND
	1 Year	3 Year	Since Inception (12/31/2009)
Fund - Class I: AQGIX	18.95%	8.20%	8.20%
Fund - Class N: AQGNX	18.67%	7.89%	7.89%
Fund - Class Y: AQGYX	19.45%	8.66%	8.66%

MSCI World Total Return (net of dividends) Index	15.83%	6.93%	6.93%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/Y shares are 2.04%, 3.23% and 0.53%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR GLOBAL EQUITY FUND VS. MSCI WORLD TOTAL RETURN INDEX VALUE OF $10,000 INVESTED ON 12/31/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

4	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR GLOBAL EQUITY FUND PERFORMANCE SINCE INCEPTION OF PREDECESSOR LIMITED PARTNERSHIP
	1 Year	3 Year	5 Year	Since Inception (6/30/2006)
Fund - Class I: AQGIX	18.95%	8.20%	-0.70%	2.02%
Fund - Class N: AQGNX	18.67%	7.89%	-1.02%	1.69%
Fund - Class Y: AQGYX	19.45%	8.66%	-0.31%	2.42%

MSCI World Total Return (net of dividends) Index	15.83%	6.93%	-1.18%	2.35%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/Y shares are 2.04%, 3.23% and 0.53%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR GLOBAL EQUITY FUND VS. MSCI WORLD TOTAL RETURN INDEX VALUE OF $10,000 INVESTED ON 6/30/06

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2012	5

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

Cliff Asness

Managing & Founding Principal

Ronen Israel

Principal

Oktay Kurbanov

Principal

John Liew

Founding Principal

Lars Nielsen

Principal

Dear Shareholder:

International equity markets had a strong year in 2012, with the MSCI EAFE Index returning 17.32%. Market sentiment generally improved over the year, as global central banks continued to lend support via the implementation of extraordinary easing programs. Notably, the Federal Reserve Bank announced a third round of quantitative easing, the European Central Bank (ECB) announced a program of open ended outright monetary transactions, and the Bank of Japan implemented an explicit inflation target. The main exception to the general trend of positive performance during the year was in May, when elevating sovereign risk concerns in Europe drove equity market losses. However, the downturn proved short lived as swift and decisive action by the ECB helped to alleviate these concerns, allowing markets to resume their upward trend. Towards the end of the year, Japanese equity markets had particularly strong performance after a comprehensive victory for the dovish Liberal Democratic Party in the Japanese general elections in early December resulted in significant weakening of the yen. The AQR International Equity Fund Class I shares (the “Fund”) returned 22.87% for the year, outperforming its benchmark index by 5.55%.

The Fund is actively managed, and it seeks to outperform its benchmark in three ways: by selecting stocks within each country and by using futures and forwards contracts to over-and under-weight countries and currencies relative to the benchmark. Details on each of the strategies are provided below.

The stock selection strategies outperformed in 2012, driven by strong returns from the Europe strategy. Our Japan strategy detracted slightly from performance, while returns in other regions were either flat or slightly negative.

Industry-relative momentum and valuation signals drove most of the outperformance in Europe, notably earlier in the year. In Japan, valuation signals underperformed, offsetting gains from momentum signals. These two investment themes tend to be negatively correlated.

Sector positioning for the overall strategy contributed positively to the fund’s performance this year. Gains from an average net underweight position in utilities and an average net underweight position in telecommunications offset losses from an average net underweight in financials. Our industry-neutral bets for the overall strategy also outperformed this year, notably within the consumer discretionary and financials sectors.

Tactically, we are underweight value in Japan and Europe, due to a tightening of value spreads.

The country selection strategy detracted from fund performance in 2012 after losses in the first half of the year. Overall, both valuation and momentum signals detracted, though value was the more significant detractor. Fundamental momentum signals based on exchange rate moves, trade relationships and analyst sentiment contributed during the year.

6	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

The biggest detractors during the year were our positions in Switzerland and Japan, with the negative contribution happening mostly during the second quarter. At the time, we were underweight Switzerland due to expensive valuation, and overweight Japan due to strong price momentum. Over the second quarter, worsening sentiment on Europe and generally heightened global risk aversion led to significant depreciation of the franc, while the Japanese yen appreciated. Given the reliance of both economies on exports, the result was outperformance of Switzerland and underperformance of Japan, leading to losses to both positions. These losses were partially offset by gains from our underweight position in Spain during the same period, which was motivated by weak price momentum and worsening economic fundamentals.

Our largest overweight positions as of the end of 2012 are in France and Hong Kong, where we see a combination of attractive valuation levels and strong price momentum. We also favor Germany due to positive price momentum and improving analyst sentiment. Meanwhile, Australia continues to be our largest underweight due to expensive valuation coupled with deteriorating prices and economic fundamentals. Sweden is also a major underweight position due to expensive valuation, a strengthening currency and worsening analyst sentiment.

The currency selection strategy contributed significantly to fund performance in 2012, driven in particular by strong performance of our valuation theme. We also saw good performance of factors based on investor sentiment and equities, while interest rate related factors had relatively flat performance. Though the relatively low volatility environment proved favorable for carry trades, factors aimed at predicting future changes in interest rates struggled due to a lack of clear trends in global monetary policy. Gains to the strategy were concentrated in the first and fourth quarters.

The biggest contributor to strategy gains was our underweight position in the Japanese yen, driven mainly by valuation factors. Following a multi-year appreciation trend, the yen entered 2012 at an extremely over-valued level. The expensive currency drove worsening economic fundamentals, including a historically weak current account. While the announcement of an explicit 1% inflation target in the first quarter caused a temporary sell-off in the yen, the second and third quarters saw further richening of the currency as markets grew skeptical of the ability of the Bank of Japan to achieve its target. Towards the end of the year, there was a reversal in this trend. The announcement of a general election in December and the dovish policies of the eventual winner Shinzo Abe fuelled expectations of further easing and inflation, leading to a pronounced depreciation of the yen.

Our positioning in Europe, where we were overweight the Norwegian krone and the Swedish krona and underweight the euro and the Swiss franc, also contributed during the year. An improving economic outlook, in addition to a high interest rate differential, led to outperformance of the Scandinavian currencies. One detractor from strategy performance was our overweight position in the U.S. dollar, which was motivated by cheap valuation. The U.S. dollar underperformed during the year as the improving risk environment reduced the demand for safe havens.

Going forward, as of the end of 2012, we favor the Norwegian krone where we see a high and improving level of carry, in addition to strong price momentum. We also continue to hold overweight positions in the Swedish krona and the U.S. dollar due to attractive levels of valuation, as well as improving economic fundamentals. The Japanese yen continues to be our most significant underweight position as the currency remains expensive in spite of its recent weak price trend. We also dislike the Australian dollar due to a combination of expensive valuation and worsening economic and equity market fundamentals.

AQR Funds	Annual Report	December 2012	7

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR INTERNATIONAL EQUITY FUND PERFORMANCE SINCE COMMENCEMENT OF OPERATIONS AS A MUTUAL FUND
	1 Year	3 Year	Since Inception 9/29/2009	Since Inception 8/28/2009
Fund - Class I: AQIIX	22.87%	4.86%	5.17%	na
Fund - Class N: AQINX	22.41%	4.62%	4.90%	na
Fund - Class Y: AQIYX	23.26%	5.25%	na	6.57%

MSCI EAFE Index	17.32%	3.56%	4.11%	4.86%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/Y shares are 0.96%, 2.20% and 0.60%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR INTERNATIONAL EQUITY FUND VS. MSCI EAFE INDEX VALUE OF $10,000 INVESTED ON 9/29/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

8	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR INTERNATIONAL EQUITY FUND PERFORMANCE SINCE INCEPTION OF PREDECESSOR LIMITED PARTERSHIP
	1 Year	3 Year	5 Year	Since Inception (7/31/2004)
Fund - Class I: AQIIX	22.87%	4.86%	-3.00%	5.72%
Fund - Class N: AQINX	22.41%	4.62%	-3.29%	5.37%
Fund - Class Y: AQIYX	23.26%	5.25%	-2.66%	6.07%

MSCI EAFE Index	17.32%	3.56%	-3.69%	1.91%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/Y shares are 0.96%, 2.20% and 0.60%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR INTERNATIONAL EQUITY FUND VS. MSCI EAFE INDEX VALUE OF $10,000 INVESTED ON 7/31/04

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2012	9

Shareholder Letter (Unaudited)

AQR EMERGING DEFENSIVE EQUITY FUND

Jacques Friedman

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

Hoon Kim

Vice President

Dear Shareholder:

After a volatile and disappointing year in 2011, the Emerging equity market rebounded in 2012 and ended the year on a positive note as reduced concerns over the European financial crisis improved the perceived growth prospects in emerging countries. The MSCI Emerging Index returned 13.78% since the inception of the AQR Emerging Defensive Equity Fund (the “Fund”) on July 9th 2012, and returned 18.2% for the full year. Since the inception of the Fund, strong performance in the market was accompanied by a realized volatility of 12.1%, a low figure by historical standards. The Fund underperformed the market, returning 10.39% with a realized volatility of 9.8%. The Fund seeks to provide exposure to Emerging stock markets with lower volatility than its stock market benchmark. We expect the strategy to underperform the index when the markets are rising, but outperform the index during market declines.

To achieve this objective, the Fund overweights low-risk sectors, countries and stocks while underweighting high-risk sectors, countries and stocks, relative to the market. The Fund had an overweight position in low-risk sectors like utilities and telecommunication services since the Fund’s inception, which negatively affected performance as these sectors trailed the market. An underweighting of high-risk sectors like energy and financials also negatively contributed to the Fund’s performance, as high-risk sectors generally led the recent market rally.

Selecting low-risk countries during this period contributed positively to the performance of the Fund, while selecting low-risk stocks detracted from the Fund’s performance relative to the market. A meaningful portion of underperformance was attributed to low-risk stock selection in Brazil.

The Fund pursues a defensive strategy in emerging markets, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. To achieve this objective, the Fund invests in a broadly diversified set of large/mid-cap companies that we believe to be profitable, stable, low-risk businesses. Profitable and stable companies are identified through measures including profit margins, asset efficiency, leverage, and earnings variability. These companies tend to be lower beta stocks, which are less sensitive to fluctuations in the overall economy and the stock market. We expect lower beta stocks to produce higher risk-adjusted returns over the long term than higher beta stocks.

10	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR EMERGING DEFENSIVE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR EMERGING DEFENSIVE EQUITY FUND
Since Inception (7/9/2012)
Fund - Class I: AZEIX	10.39%
Fund - Class N: AZENX	10.32%

MSCI Emerging Markets Index	13.78%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 1.92% and 2.17%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR EMERGING DEFENSIVE EQUITY FUND VS. MSCI EMERGING MARKETS INDEX VALUE OF $10,000 INVESTED ON 7/9/12

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2012	11

Shareholder Letter (Unaudited)

AQR INTERNATIONAL DEFENSIVE EQUITY FUND

Jacques Friedman

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

Hoon Kim

Vice President

Dear Shareholder:

After a volatile year in 2011, the International equity markets rebounded in 2012 and ended the year on a positive note, due to reduced concerns related to the European financial crisis and well-received announcements of proactive fiscal and monetary policy proposals in Japan, following the country’s recent elections. The MSCI World ex-USA Index returned 15.08% since the inception of the AQR International Defensive Equity Fund (the “Fund”) on July 9th 2012, and returned 18.1% for the full year. Since inception of the Fund, strong performance in the market was accompanied by realized volatility of 13.7%, a low figure by historical standards. The Fund underperformed the market, returning 7.69% with a realized volatility of 9.4%. The Fund seeks to provide exposure to International stock markets with lower volatility than its stock market benchmark. We expect the strategy to underperform its index when markets are rising, but outperform the index during market declines.

To achieve this objective, the Fund overweights low-risk sectors, countries and stocks, and underweights high-risk sectors, countries and stocks relative to the market. Propelled by reduced concerns over the European financial crisis and the pro-growth policies proposed by the newly elected Japanese Liberal Democratic Party’s Prime Minister Abe, the fourth quarter of 2012 could be characterized as a “risk-on” rally. Higher-risk sectors like consumer discretionary and financials outperformed the market, while lower-risk sectors like consumer staples and utilities underperformed the market. As a result, the Fund’s sector selection relative to the MSCI World ex-USA Index underperformed for the year. Underweighting financials and overweighting telecommunications services and health care sectors contributed negatively to the Fund’s performance, while underweighting the materials sector helped to offset some of these losses.

Due to prolonged concerns over the European financial crisis, most European countries have experienced higher volatility, leading the Fund to reduce its exposure to the region. Since the inception of the Fund in July 2012, underweighting countries like France, Germany and Spain has negatively contributed to the Fund’s performance, as equity markets in this region have rallied from the improved perception of Europe’s economic situation.

The Fund pursues a defensive strategy in developed markets outside of the U.S., meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. To achieve this objective, the Fund invests in a broadly diversified set of large/mid-cap companies that we believe to be profitable, stable, low-risk businesses. Profitable and stable companies are identified through measures including profit margins, asset efficiency, leverage, and earnings variability. These companies tend to be lower beta stocks, which are less sensitive to fluctuations in the overall economy and the stock market. We expect lower beta stocks to produce higher risk-adjusted returns over the long term than higher beta stocks.

12	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR INTERNATIONAL DEFENSIVE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR INTERNATIONAL DEFENSIVE EQUITY FUND
Since Inception (7/9/2012)
Fund - Class I: ANDIX	7.69%
Fund - Class N: ANDNX	7.62%

MSCI World ex USA Index (Net)	15.08%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 1.67% and 1.92%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR INTERNATIONAL DEFENSIVE EQUITY FUND VS. MSCI WORLD ex-USA INDEX (NET) VALUE OF $10,000 INVESTED ON 7/9/12

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2012	13

Shareholder Letter (Unaudited)

AQR U.S. DEFENSIVE EQUITY FUND

Jacques Friedman

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

Hoon Kim

Vice President

Dear Shareholder:

After a volatile year in 2011, the U.S. equity market rebounded in 2012 and ended the year on a positive note. Despite looming uncertainty regarding the U.S. “fiscal cliff” in the fourth quarter, eased concerns related to the European financial crisis led to a strong finish in equity markets for the year. The Russell 1000 Index returned 7.04% since the inception of the AQR U.S. Defensive Equity Fund (the “Fund”) on July 9th 2012, and returned 16.4% for the full year. Since inception of the Fund, strong performance in the market was accompanied by a realized volatility of 11.9%, a low figure by historical standards. The Fund underperformed the index, returning 2.34% with realized volatility of 9.7%. The Fund seeks to provide exposure to U.S. stock markets with lower volatility than its stock market benchmark. We expect the strategy to underperform its index when markets are rising, but outperform the index during market declines.

To achieve this objective, the Fund overweights low-risk sectors and low-risk stocks, while underweighting high-risk sectors and high-risk stocks relative to the market. In 2012, high-risk sectors, like consumer discretionary and financials, outperformed the market while low-risk sectors like consumer staples and utilities underperformed the market. As a result, the Fund’s sector selection relative to the Russell 1000 Index underperformed for the year. Underweighting the information technology sector led to positive contributions as this sector underperformed, led mainly by the decline in Apple, Inc. in the fourth quarter of 2012. However, this gain was largely offset by losses in the utilities and consumer staples sectors, where the Fund had overweight positions due to the lower-risk nature of these sectors. High-risk stocks within sectors also outperformed low-risk stocks, contributing negatively to the Fund’s performance relative to the index for the year.

The Fund pursues a defensive strategy in the U.S., meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. To achieve this objective, the Fund invests in a broadly diversified set of large/mid-cap companies that we believe to be profitable, stable, low-risk businesses. Profitable and stable companies are identified through measures including profit margins, asset efficiency, leverage, and earnings variability. These companies tend to be lower beta stocks, which are less sensitive to fluctuations in the overall economy and the stock market. We expect lower beta stocks to produce higher risk-adjusted returns over the long term than higher beta stocks.

14	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR U.S. DEFENSIVE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR U.S. DEFENSIVE EQUITY FUND
Since Inception (7/9/2012)
Fund - Class I: AUEIX	2.34%
Fund - Class N: AUENX	2.19%

Russell 1000 Index	7.04%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 1.03% and 1.28%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR U.S. DEFENSIVE EQUITY FUND VS. RUSSELL 1000 INDEX VALUE OF $10,000 INVESTED ON 7/9/12

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2012	15

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

Ronen Israel

Principal

Mark Mitchell, Ph.D.

Founding Principal, CNH Partners

Lars Nielsen

Principal

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The Diversified Arbitrage Fund Class I returned 3.04% during the 2012 calendar year. During the corresponding period, the Merrill Lynch 3 Month Treasury Bill Index (the Fund’s benchmark) returned 0.11% and the S&P 500 returned 16.00%. Based on monthly return data since inception (January 15, 2009) through December 31, 2012, the Fund’s equity market beta (relative to the S&P 500) is 0.06, the annualized volatility is 2.5%, and the Sharpe ratio is 1.78.

Despite the European sovereign debt crisis and uncertainty stemming from the U.S. fiscal cliff, both of which paralyzed market participants and corporate decision makers, arbitrage strategies involving corporate securities were notably stable throughout 2012. In the prior year, particularly in early August of 2011, the European sovereign debt crisis caused an increase in risk aversion and a commensurate widening of arbitrage spreads. However, by the end of 2011, arbitrage markets had stabilized. The one exception was convertible arbitrage which was subject to substantial selling during the second half of 2011 when long-only convertible funds and Wall Street trading desks reduced their convertible exposures. As 2012 unfolded, the convertible market cheapening of 2011 reversed course. We attribute this to two factors. First, from a demand perspective, selling pressure abated early in 2012 and appetites from both yield investors and equity investors looking for downside protection increased. Second, the convertible new-issue calendar was largely dormant, a result of issuers’ abilities to pay historically low coupon rates on non-convertible debt thereby avoiding the issuance of dilutive call options that are imbedded in convertible securities. As of year-end 2012, convertible securities were trading at prices comparable to long-run historical averages. Although there was a welcomed increase in merger activity during the fourth quarter, merger activity throughout 2012 was quite low. Investment opportunities in the event-driven strategy were also below average, primarily due to a lack of major corporate events which tend to generate event-driven investment opportunities.

Strategy Allocations

The Fund tactically allocates to arbitrage strategies based on relative attractiveness. Long-run strategic allocations to merger arbitrage, convertible arbitrage, and event arbitrage (consisting of event-driven credit, dual-class arbitrage, closed-end-fund discount arbitrage, and so forth) are 33% each. However, as displayed in the table below, strategy weights have varied significantly since the Fund’s inception. For example, the allocation to merger arbitrage decreased from 34% to 23% during 2010, subsequently rebounded to 35% by year-end 2011, and then declined to 27% as of year-end 2012. Variations in merger arbitrage weights are driven by changing characteristics of the merger universe, and in particular, the level of aggregate merger activity.

16	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

ARBITRAGE STRATEGY WEIGHTS AS PERCENTAGE OF TOTAL LONG MARKET VALUE
Strategy	12/31/09	12/31/10	12/31/11	12/31/12
Convertible Arbitrage	44%	38%	36%	48%
Merger Arbitrage	34%	23%	35%	27%
Event - Driven Credit	1%	15%	10%	11%
Dual-Class Arbitrage	12%	8%	5%	3%
Price Pressure	4%	6%	1%	1%
Special Purpose Acquisition Corporations (“SPACs”)	1%	3%	6%	5%
Private Investment in Public Equity (“PIPEs”)	0%	3%	2%	1%
Closed-End Fund Arbitrage	2%	0%	2%	2%

Other Arbitrage and Alternative Investment Strategies	2%	4%	3%	2%

Convertible Arbitrage

As measured by the percentage of long market value, convertible arbitrage continues to have the largest strategy weight with 48% as of year-end 2012. Convertible arbitrage involves the purchase of a convertible security at a price below its fundamental or intrinsic value, and the contemporaneous hedging of the convertible’s risk via shorting the underlying stock. In addition to hedging equity risk, convertible arbitrage investments often require hedging of credit and interest rate risk. With a fully hedged position, the arbitrageur profits when the difference between the convertible security’s fundamental value and its traded value converges. Note that while the convertible arbitrage strategy accounts for nearly half of the Fund’s portfolio at year-end 2012, its effective risk weighting is much lower (roughly 30%) as the convertible portfolio consists of equity-sensitive (and thus high-delta) bonds. Because there is a direct relationship between an equity-sensitive convertible bond and the underlying common stock, arbitrage trades using equity-sensitive bonds (long the bond and short the common stock) have relatively low risk. As mentioned above, convertible securities cheapened considerably during the second half of 2011 as the European sovereign risk crisis unfolded. We noted in last year’s annual letter that we anticipated increasing the exposure to convertible arbitrage in 2012 and this resulted in the weight of 48% as of the end of the year. As 2012 unfolded and buyers returned to the convertible market, convertible prices converged toward theoretical values. As a result, the convertible arbitrage strategy contributed 1.20% to the Fund’s overall return.1

Merger Arbitrage

Merger arbitrage involves the assumption of deal failure risk following publicly-announced mergers and acquisitions. The most common merger arbitrage trade involves the purchase of the target company’s equity. Depending on the structure of the transaction, additional trades are used to hedge market and industry risk. For example, in a merger where the consideration is the acquirer’s stock, the Fund seeks to hedge market and industry exposure by shorting the stock of the acquiring company in an amount based on the exchange ratio specified in the merger agreement. Conditions for investing in merger arbitrage are especially attractive when deal spreads (the percentage difference between the consideration offered by the acquiring firm and the stock price of the target firm) are wide and when merger activity is robust. In

[1]	It is important to note that the Fund’s investment in a convertible bond is based on the cheapness of the bond relative to its fundamental value rather than on a view about the underlying stock price. Specifically, we hedge the long position and attempt to capture the cheapness of the convertible by shorting the stock of the underlying issuer, and by hedging systematic credit and interest rate risk. Thus, the Fund benefitted from the convergence between convertible prices and their theoretical values rather than from increasing convertible prices.

AQR Funds	Annual Report	December 2012	17

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

2012, corporate executives remained on the sidelines and retained large cash balances in light of heightened geopolitical risk. Although deal flow was sluggish, albeit with a small pick-up in merger activity during the 4th quarter, the quality of the deal flow was high (e.g., few financing contingent deals) and thus deal spreads were appropriately tight throughout the year. The only exception was the temporary widening of deal spreads during the 3rd quarter caused by concerns that Canadian regulators would block a spate of deals over national security issues. In spite of tight spreads, the relatively low deal termination rate in 2012 resulted in a contribution of 1.00% to the Fund’s return from merger arbitrage.

Event-Driven Investments

The Fund’s third primary strategy is event-driven arbitrage and alternative investments which consists of several sub-strategies such as event-driven credit, dual-class arbitrage, closed-end-fund discount arbitrage and so forth. As shown in the Table above, the event-driven credit category has the largest sub-strategy weight at 11% of total long market value. The credit sub-strategy consists primarily of short-term (average expected duration of 12 months) corporate debentures and of high-quality distressed securities. Historically, as we have documented using our proprietary corporate debenture database, short-dated corporate debentures, particularly in the high-yield arena, produce excess returns after accounting for systematic credit and interest rate risk. We postulate that the reason for the excess returns is that fixed-income investors often choose to exchange short-term debentures for longer-term debentures in order to generate higher-expected returns associated with bearing greater systematic credit risk. We focus on short-dated debentures issued by companies that have stable near-term cash flow and sufficient assets to retire the debenture at maturity. We view this trade as similar to a long-dated cash merger trade, but one in which the downside is contractually protected by the underlying bond indenture. This is not to say that the trade is absent risk as a sharply negative event (e.g. financial fraud) can result in non-payment. Rather, the systematic component of risk is minimal, a direct result of the short-dated nature of the investments. Our analysis using our proprietary database shows that the modest systematic credit and interest rate risk that remains can be hedged at the portfolio level using credit default swaps and Treasury futures. In addition to short-dated debentures, the Fund also holds securities issued by distressed companies. Distressed situations, which are triggered by covenant violations, missed coupon payments, and bankruptcy filings, often cause widespread selling of the distressed issuer’s debt. Not all distressed scenarios are resolved profitably for buyers of distressed debt, but the moderate probability of a substantial loss is the reason why the strategy has, overall, positive risk-adjusted returns. In our implementation of the strategy, we tend to focus on those distressed situations and on the securities within the capital structure with lower downside risk. In addition, since distressed returns co-vary with credit market returns, we attempt to hedge the systematic credit risk associated with the strategy. For the year 2012, the event-driven credit sub-strategy yielded roughly flat results, primarily because of losses associated with the credit market hedge that resulted from investors’ appetites for high-yield bonds.

The second largest sub-strategy within the event-driven/alternative investment category is SPACs with a weight of 5%. SPACs are corporations that raise cash through an initial public offering, and place the cash in a trust to be used to acquire an operating company. Because SPAC assets are held in trust accounts invested in Treasury securities while the SPAC sponsors search for assets to acquire, these investments have very little risk. On the low side, SPACs will generate Treasury bill returns. However, if the SPAC sponsor finds a good acquisition at a great price, the embedded call option on the acquisition target provides significant upside to SPAC investors.

Dual-class arbitrage represents the third largest sub-strategy within the event-driven/alternative investment category. Dual-class arbitrage involves trading two classes of stocks issued by the same firm where each class has identical rights to the underlying cash flows of the firm. When the prices of the two classes of

18	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

stock diverge, buying the low-price share class and shorting the high-price share class generates excess returns on average. In addition, because the dual-class arbitrage strategy has a negative beta, it helps to reduce the systematic equity market risk in the portfolio. As dual-class spreads tightened during the year, the Fund reduced its exposure to dual-class arbitrage from 5% to 3%.

Other sub-strategies (price pressure, PIPEs, closed-end-funds, and other arbitrage and alternative investments) collectively account for 6% of the Fund’s portfolio. Overall, the event-driven arbitrage strategy contributed 0.84% to the Fund’s overall return. Roughly half of this sub-strategy’s return came from a special situation that the Fund was actively involved in over the year. The situation centered on legal proceedings related to the treatment of a convertible bond following the acquisition of the issuer. When the acquiring company refused to increase the debenture’s coupon rate as required by the indenture, legal action was initiated and the case was settled in the Fund’s favor.

Summary

Overall, the Fund realized a return of 3.04% in 2012, a year with one of the lowest levels of deal flow in our investing experience. A welcome respite from the low deal flow was a moderate increase in merger activity during the fourth quarter, plausibly consistent with corporations deploying their large cash balances as political and tax uncertainties are resolved. We expect this trend to continue in 2013 as the U.S. fiscal plan evolves. We expect the convertible market to be quiet in 2013, at least in the early months. This will be particularly true if market volatility remains low and the high-yield new-issue market remains open. Opportunities in event-driven/alternative investments will depend on the level of corporate activity related to new capital issues and restructuring events. With respect to portfolio composition, we anticipate selling richly-price convertible securities and increasing the weights in merger arbitrage and event-driven investments. Of course, if a macroeconomic event occurs that induces market volatility and dampens high-yield issuance, we will likely reverse course and increase the weight in convertible arbitrage. In the meantime, we intend to maintain conservative leverage and preserve our ability to deploy capital when opportunities arise. Importantly, irrespective of where the Fund deploys capital in 2013, we will continue to hedge systematic equity, credit, and interest rate risk, with the intention of delivering uncorrelated positive returns.2

[2]

Note that the Fund utilizes various derivatives instruments (e.g., futures, options, forwards, and swaps), primarily to hedge systematic risks including credit risk and interest rate risk. While the purpose of employing derivatives instruments is to decrease the Fund’s overall risk, hedging instruments are imperfect tools and their effectiveness depends on the degree of price correlation between the derivative instruments and the assets being hedged. Imperfect correlation may be caused by several factors, including temporary price disparities between derivative markets and markets for the underlying assets.

AQR Funds	Annual Report	December 2012	19

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR DIVERSIFIED ARBITRAGE FUND
	1 Year	3 Year	Since Inception (1/15/2009)
Fund - Class I: ADAIX	3.04%	2.94%	4.52%
Fund - Class N: ADANX	2.83%	2.67%	4.23%

Merrill Lynch 3-Month T-Bill Index	0.11%	0.11%	0.14%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 2.86% and 3.10%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR DIVERSIFIED ARBITRAGE FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 1/15/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

20	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

U.S. markets ended 2012 on a mixed note, amid uncertainty about the November elections and fiscal cliff concerns. Despite relatively flat fourth quarter performance, the Russell 1000 Index returned 16.42% and the Russell 1000 Growth Index returned 15.26% for the full year, buoyed by strong gains in the first and third quarters. The AQR Momentum Fund (the “Fund”) outperformed the market, gaining 17.49% (Class L Shares) for the year.

The outperformance to the Russell 1000 Index was driven roughly equally by the Fund’s stock-level underweights of past losers and overweights of past winners within sectors and its relative exposures across sectors. In Information Technology, a large contributor was an underweight in Google, particularly in the second quarter, when the company underperformed on concerns of slow growth in Europe, a region that accounts for a relatively large share of the company’s revenue, and higher than expected hiring costs that put a drag on earnings. In Consumer Staples, the Fund benefited from the overweight in Colgate whose price trended up over the year due to sustained sales growth and gross margin increases, particularly from emerging markets.

In addition, the Fund’s underweight in Energy, a sector that underperformed the market due to weak energy prices and sluggish growth that put a dent on demand, as well as the overweight in Consumer Discretionary, a sector that outperformed the market, also added to performance.

The AQR Momentum Fund invests in stocks of large and mid-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the Fund’s investment universe, which is comprised of the 1000 largest U.S. companies by market capitalization. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Note that the Fund sometimes uses derivatives, such as S&P 500 E-Mini futures, to gain market exposure and equitize daily flows. The Fund’s derivatives positions in 2012 contributed about 0.16% over the year.

AQR Funds	Annual Report	December 2012	21

Shareholder Letter (Unaudited)

AQR MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR MOMENTUM FUND
	1 Year	3 Year	Since Inception (12/17/12)	Since Inception (7/9/2009)
Fund - Class L: AMOMX	17.49%	10.68%	na	16.53%
Fund - Class N: AMONX	na	na	0.19%	na

Russell 1000® Index	16.42%	11.12%	-0.09%	17.62%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N shares are 0.67% and 0.92%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR MOMENTUM FUND VS. RUSSELL 1000® INDEX VALUE OF $10,000 INVESTED ON 7/9/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

22	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR SMALL CAP MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

U.S. Small Cap stocks fared similarly well to their large- and mid-cap peers. The Russell 2000 Index finished up 16.35% for the year and the Russell 2000 Growth Index returned 14.59% for the year. The AQR Small Cap Momentum Fund (the “Fund”) strongly outperformed both Russell indices, up 19.62% (Class L Shares) in 2012.

Outperformance relative to the Russell 2000 Index was largely driven by relative exposures within the Health Care, Consumer Discretionary and Information Technology sectors. In Health Care, the Fund benefitted from its overweight in clinical-stage biotech company, Pharmacyclics, whose price soared in the first half of the year on positive clinical trials, including a late stage one for ibrutinib, a drug used in treating chronic lymphocytic leukemia. In addition, the overweights in pharmaceutical companies, Vivus and Arena Pharma, who both gained on FDA approval of their obesity drugs, contributed positively to performance. In Consumer Discretionary, large contributors to outperformance included the Fund’s overweight in specialty retailer for home furniture Conn’s, whose prices jumped in July on record second quarter net income driven by an improved product selection in the furniture and mattress category, and Select Comfort, the manufacturer of the Sleep Number mattress, whose price jumped in July on better than expected financial performance in the previous quarter.

Relative exposures across sectors also added positively, but more modestly to performance, particularly from the underweight in Energy, a sector that underperformed the market over the year due to weak demand stemming from economic growth concerns.

The AQR Small Cap Momentum Fund invests in stocks of small-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the investment universe, which is comprised of U.S. companies smaller than the 1000th largest and larger than the 3000th smallest company by market capitalization. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Note that the Fund sometimes uses derivatives, such as Russell 2000 E-Mini futures, to gain market exposure and equitize daily flows. The Fund’s derivatives positions in 2011 contributed about 0.05% to performance over the year.

AQR Funds	Annual Report	December 2012	23

Shareholder Letter (Unaudited)

AQR SMALL CAP MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR SMALL CAP MOMENTUM FUND
	1 Year	3 Year	Since Inception (12/17/12)	Since Inception (7/9/2009)
Fund - Class L: ASMOX	19.62%	14.15%	na	18.47%
Fund - Class N: ASMNX	na	na	2.11%	na

Russell 2000® Index	16.35%	12.25%	1.84%	19.47%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N shares are 0.85% and 1.10%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR SMALL CAP MOMENTUM FUND VS. RUSSELL 2000® INDEX VALUE OF $10,000 INVESTED ON 7/9/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

24	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR INTERNATIONAL MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

Non-U.S. equity markets ended the year on significant gains with the MSCI World ex-U.S. returning 5.93% in the fourth quarter. Equity markets in Asia produced solid results due to encouraging economic growth in China and favorable political outcomes in Japan. European stocks also rallied on continued upbeat investor sentiment about the European Central Bank’s bond-buying program, which has reduced borrowing costs for the distressed Eurozone countries. For the year, The MSCI World ex-USA Index returned 16.41%, while the MSCI World ex-USA Growth Index gained 15.48%. The AQR International Momentum Fund (the “Fund”) outperformed both benchmarks, returning 17.92% (Class L Shares).

The Fund’s outperformance relative to the broader MSCI World ex-USA Index, was primarily driven by over and underweights within sectors, particularly in Consumer Staples and Telecommunication Services. In Consumer Staples, the Fund benefited from overweights in beer companies AB Inbev and SAB Miller, particularly in the first quarter when prices jumped on profits that beat expectations and forecasts of further income growth. In Telecommunication Services, the Fund gained from overweights in Telestra, a company that outperformed over the year due to improved productivity, and TELUS, which rallied in the third quarter due to increased revenue derived from wider smart phone adoption as well as strong TV and high-speed Internet customer base growth.

Relative exposures across sectors contributed only a small amount to performance. The biggest contributions came from the overweight in Consumer Staples, a sector that outperformed the market for the year. The largest detractor was from Financials, a sector that the fund underweighted on average, but that strongly outperformed the market, especially in the first and fourth quarters. Relative exposures across countries contributed only a small amount to performance, primarily from the overweight in Belgium, and underweight in Canada.

The AQR International Momentum Fund invests in stocks of large and mid-cap non-U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the investment universe, which is comprised of approximately the top 85% of stocks by market capitalization of each of the 20 major developed markets outside the U.S. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum. The Fund does not currently use derivatives.

AQR Funds	Annual Report	December 2012	25

Shareholder Letter (Unaudited)

AQR INTERNATIONAL MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR INTERNATIONAL MOMENTUM FUND
	1 Year	3 Year	Since Inception (12/17/12)	Since Inception (7/9/2009)
Fund - Class L: AIMOX	17.92%	4.84%	na	10.57%
Fund - Class N: AIONX	na	na	1.00%	na

MSCI World ex-USA Index	16.41%	3.65%	0.84%	10.45%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N shares are 0.99% and 1.24%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR INTERNATIONAL MOMENTUM FUND VS. MSCI WORLD ex-USA INDEX VALUE OF $10,000 INVESTED ON 7/9/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

26	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR TAX-MANAGED MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

The AQR Tax-Managed Momentum Fund (the “Fund”) outperformed the market, gaining 13.67% (Class L Shares) for the year since its inception on January 27, 2012. Over the same period, the Russell 1000 Index returned 10.65% and the Russell 1000 Growth Index returned 8.62%.

The outperformance to the Russell 1000 Index was driven roughly equally by the Fund’s relative exposures across sectors, as well as by stock-level underweights of past losers and overweights of past winners within sectors, particularly in Information Technology and Health Care. In Information Technology, a large contributor was an underweight in Google, particularly in the second quarter, when the company underperformed on concerns of slow growth in Europe, a region that accounts for a relatively large share of the company’s revenue, and higher than expected hiring costs that put a drag on earnings. In Health Care, the Fund benefited from overweights in Pfizer, which, despite losing the patent for Lipitor, recorded strong performance benefiting from several successful pipeline products and restructuring actions, as well as in Cerner, a company that reported stronger than expected bookings and earnings, particularly in the first and third quarters.

In addition, the Fund’s overweights in Consumer Staples and Consumer Discretionary, sectors that outperformed the market in 2012 over the live period of the Fund, and underweights in Industrials and Energy, sectors that underperformed during the period, also contributed positively to performance.

The AQR Tax-Managed Momentum Fund invests in stocks of large and mid-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the Fund’s investment universe, which is comprised of the 1000 largest U.S. companies by market capitalization. The Fund employs a tax management strategy which considers the potential impact of taxes on investment return. The Fund does not currently use derivatives.

AQR Funds	Annual Report	December 2012	27

Shareholder Letter (Unaudited)

AQR TAX-MANAGED MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR TAX-MANAGED MOMENTUM FUND
	Since Inception (12/17/12)	Since Inception (1/27/2012)
Fund - Class L: ATMOX	na	13.67%
Fund - Class N: ATMNX	0.09%	na

Russell 1000® Index	-0.09%	10.65%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N shares are 1.00% and 1.25%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR TAX-MANAGED MOMENTUM FUND VS. RUSSELL 1000® RETURN INDEX VALUE OF $10,000 INVESTED ON 1/27/12

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

28	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

The AQR Tax-Managed Small Cap Momentum Fund (the “Fund”) strongly outperformed the market, gaining 13.01% (Class L Shares) for the year since its inception on January 27, 2012. Over the same period, the Russell 2000 Index returned 7.86% and the Russell 2000 Growth Index returned 5.74%.

Outperformance relative to the Russell 2000 Index was largely driven by relative exposures within the Information Technology, Industrials and Health Care sectors. In Information Technology, the Fund benefited from an overweight in the provider of on-demand automation solutions for the residential mortgage industry, Ellie Mae, that delivered better than anticipated results, particularly in the third quarter as it benefited from higher than expected mortgage origination volume. In Industrials, the Fund gained from the overweight in Generac Holdings, a manufacturer of standby and prime power generator sets, whose stock price soared in the fourth quarter on a demand surge for home and portable generators as a result of major power outages in the Northeast. In Health Care, the Fund benefitted from overweights in clinical-stage companies, Pharmacyclics, Vivus and Arena Pharma, which saw their share prices soar during the year on FDA approvals for various clinical trials of their signature drugs.

Relative exposures across sectors, particularly the underweights in Energy and Utilities, sectors that underperformed the market over the live period of the Fund, contributed modestly to performance.

The AQR Tax-Managed Small Cap Momentum Fund invests in stocks of small-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the investment universe, which is comprised of U.S. companies smaller than the 1000th largest and larger than the 3000th smallest company by market capitalization. The Fund employs a tax management strategy which considers the potential impact of taxes on investment return. The Fund does not currently use derivatives.

AQR Funds	Annual Report	December 2012	29

Shareholder Letter (Unaudited)

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR TAX-MANAGED SMALL CAP MOMENTUM FUND
	Since Inception (12/17/12)	Since Inception (1/27/2012)
Fund - Class L: ATSMX	na	13.01%
Fund - Class N: ATSNX	2.20%	na

Russell 2000® Index	1.84%	7.86%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N shares are 2.08% and 2.33%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND VS. RUSSELL 2000® RETURN INDEX VALUE OF $10,000 INVESTED ON 1/27/12

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

30	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

The AQR Tax-Managed International Momentum Fund (the “Fund”) outperformed the market in 2012 since its inception on January 27, 2012, gaining 14.46% (Class L Shares). Over the same period, the MSCI World ex-USA Index returned 9.83% and the MSCI World ex-USA Growth Index returned 8.83%.

The Fund’s outperformance relative to the broader MSCI World ex-USA Index was primarily driven by over and underweights within sectors, particularly in Consumer Staples, Telecommunication Services and Information Technology. In Consumer Staples, the Fund benefited from overweights in beer companies, AB Inbev and SAB Miller, particularly in the first quarter when prices jumped on profits that beat expectations and forecasts of further income growth over the year. In Telecommunication Services, the Fund gained from overweights in Telestra, a company that outperformed over the year due to improved productivity, and TELUS, which rallied in the third quarter due to increased revenue derived from wider smart phone adoption as well as strong TV and high-speed Internet customer base growth.

Relative exposures across sectors contributed only a small amount to performance. The largest contributions came from the overweight in Consumer Staples, a sector that outperformed the market in 2012 since the inception of the Fund, and from the underweight in Materials, a sector that underperformed during this period. Relative exposures across countries contributed only a small amount to performance, primarily from the overweight in Belgium.

The AQR Tax-Managed International Momentum Fund invests in stocks of large and mid-cap non-U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the investment universe, which is comprised of approximately the top 85% of stocks by market capitalization of each of the 20 major developed markets outside the U.S. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum. The Fund employs a tax management strategy which considers the potential impact of taxes on investment return. The Fund does not currently use derivatives.

AQR Funds	Annual Report	December 2012	31

Shareholder Letter (Unaudited)

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND
	Since Inception (12/17/12)	Since Inception (1/27/2012)
Fund - Class L: ATIMX	na	14.46%
Fund - Class N: ATNNX	0.90%	na

MSCI World ex USA (Net) Index	0.83%	9.83%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N shares are 1.72% and 1.97%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND VS. MSCI WORLD ex-USA (NET) INDEX VALUE OF $10,000 INVESTED ON 1/27/12

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

32	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

PRINCIPAL RISKS:

AQR Global Equity Fund, AQR International Equity Fund: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Funds that emphasize investments in small and mid-cap companies generally will experience greater price volatility. The AQR Global Equity Fund and the AQR International Equity Fund use derivatives to manage their country and currency exposures. The use of derivatives exposes the Funds to additional risks including increased volatility, lack of liquidity, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. These Funds are not suitable for all investors.

AQR Emerging Defensive Equity Fund, AQR International Defensive Equity Fund and AQR U.S. Defensive Equity Fund: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Funds that emphasize investments in small and mid-cap companies generally will experience greater price volatility. The use of derivatives exposes the Funds to additional risks, including increased volatility, lack of liquidity, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Emerging market and foreign investing by the AQR Emerging Defensive Equity Fund and AQR International Defensive Equity Fund involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. These Funds are not suitable for all investors.

AQR Diversified Arbitrage Fund: As the AQR Diversified Arbitrage Fund (the “Fund”) employs arbitrage and alternative strategies, the Fund has the risk that the anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds its trades. This Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. This Fund is not suitable for all investors.

AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund: Securities with positive momentum generally will be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund, which uses a momentum strategy, generally will suffer. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The use of derivatives exposes the Funds to additional risks including increased volatility, lack of liquidity, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Investments in small cap companies by the AQR Small Cap Momentum Fund and AQR Tax-Managed Small Cap Momentum Funds involve higher risks in some respects than do investments in stocks of larger companies and generally will experience greater price volatility. The performance of the AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund (each, a “Tax-Managed Fund”) may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences. Each Tax-Managed Fund will balance investment considerations with tax consequences and can realize capital gains. Foreign investing by the AQR

AQR Funds	Annual Report	December 2012	33

Shareholder Letter (Unaudited)

International Momentum Fund and AQR Tax-Managed International Momentum Fund involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. The Funds are not suitable for all investors.

An investment in any of the AQR Funds listed above (the “Funds”) involves risk, including loss of principal. Diversification does not eliminate this risk. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad. The Funds from time to time employ various hedging techniques, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The Funds may be subject to high portfolio turnover risk as a result of frequent trading, and thus will incur a higher level of brokerage fees and commissions and cause a higher level of tax liability to shareholders in the funds. The Funds may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique.

Please refer to each Fund’s prospectus for complete information regarding all risks associated with the Funds.

Cliff Asness, David Kabiller, Brian Hurst, Yao Hua Ooi and Marco Hanig are registered representatives of ALPS Distributors, Inc.

DEFINITIONS:

Arbitrage: The simultaneous purchase and sale of an asset or two related assets in order to profit from a difference in price.

Bearish: A belief that a particular security, sector or the overall market will fall.

Beta is a measure of the volatility of a security or portfolio in comparison to an index or the market as a whole, where a security with a beta of 1.0 has equivalent volatility to the index or market it is compared to.

Bullish: A belief that a particular security, sector or the overall market will rise.

Carry: The return obtained from holding an asset (if positive), or the cost of holding it (if negative).

Cheapness: A measure of the discount a security price relative to its fundamental value.

Closed-end fund arbitrage is the practice of buying (selling) closed-end funds that trade at abnormally wide discounts (or premiums) to their underlying net asset values. Positions are unwound when the discount or premium converges to expected levels.

Convertible Bonds: Fixed-income securities that are convertible into common stock.

Credit: This strategy purchases attractively priced securities on a hedged basis, typically around event induced capital flows.

Delta: The ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

34	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

Dovish: A monetary policy that involves the maintenance of low interest rates in the belief that inflation and its negative effects will have a minimal impact on society.

Dual-Class Arbitrage: An investment strategy that takes advantage of inefficiencies in the prices at which different classes of a publicly traded company’s stock are trading.

E-Mini: An electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

Futures and Forwards contracts: A financial contract obligating the buyer to purchase an asset (or the seller to sell an asset) at a pre-determined future date and price.

Momentum: An investment style wherein an asset is deemed to have positive momentum if it has performed well in the past relative to other assets in the same universe.

PIPEs: Private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid.

Price to Book: A valuation ratio of a company’s current share price compared to its book value.

Price Pressure: This strategy captures a risk premium by providing liquidity around different types of securities issues and restructuring events. The Fund may employ additional arbitrage and alternative strategies as they arise.

Quantitative Easing: The term quantitative easing describes an extreme form of monetary policy used to stimulate an economy when the interbank interest rate (which in the US is called the federal funds rate) is either at, or close to zero.

Richness: A measure of the premium of a security price relative to its fundamental value.

Sharpe Ratio: a ratio which measures risk-adjusted performance

Sovereign Risk: The probability that the government of a country will refuse to comply with the terms of a loan agreement during economically difficult or politically volatile times.

Special Purpose Acquisition Companies (SPACs): SPACs, often called “blank check” companies, are publicly traded companies whose primary asset is a trust invested in short-term high-grade securities. The Fund seeks to capture a liquidity premium when these securities, which are typically thinly traded, are selling at a discount.

Spread: The percentage difference between two related securities.

The Merrill Lynch 3 Month Treasury Bill Index is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

AQR Funds	Annual Report	December 2012	35

Shareholder Letter (Unaudited)

The Morgan Stanley Capital International EAFE Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

The Morgan Stanley Capital International World Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

The MSCI World ex-USA Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000® Index measures the performance of the large and mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Indexes are unmanaged and one cannot invest directly in an index.

The S&P 500 Index is a capitalization weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and one cannot invest directly in an index.

Valuation: A process of determining the current worth of an asset or company.

Volatility is a statistical measurement of up and down asset price fluctuations over time. If an asset has rapid dramatic price swings, its “volatility” will likely be relatively high. If prices are consistent and rarely change, “volatility” of that asset will likely be relatively low. “Volatility” can be measured as the standard deviation of an asset with a specific time horizon. It is often used to quantify the risk of such asset over a time period, typically expressed in annualized terms.

36	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR GLOBAL EQUITY FUND

COMMON STOCKS - 88.4%	SHARES	VALUE (Note 2)
Australia - 3.5%
Alumina Ltd.	37,995	$36,465
AMP Ltd.	8,025	40,706
Arrium Ltd.	102,428	99,829
ASX Ltd.	2,722	88,830
Australia & New Zealand Banking Group Ltd.	58,438	1,539,053
BHP Billiton Ltd.	46,981	1,834,159
BlueScope Steel Ltd. †	71,372	261,064
Boart Longyear Ltd.	154,716	309,140
Caltex Australia Ltd.	4,245	85,620
CFS Retail Property Trust Group REIT	36,456	72,929
Commonwealth Bank of Australia	25,481	1,659,486
Computershare Ltd.	7,001	66,045
CSL Ltd.	12,744	719,492
Dexus Property Group REIT	74,910	79,562
Downer EDI Ltd. †	78,613	337,007
Flight Centre Ltd. (a)	122	3,452
Fortescue Metals Group Ltd.	19,404	96,699
Goodman Group REIT	30,110	137,198
GPT Group - In Specie REIT (3)†(b)	96,388	—
GPT Group REIT	29,672	114,213
Incitec Pivot Ltd.	49,412	168,464
JB Hi-Fi Ltd.	10,620	114,943
Lend Lease Group	8,523	83,234
Macquarie Group Ltd.	4,411	165,241
Mirvac Group REIT	51,825	80,652
Mount Gibson Iron Ltd.	67,214	59,510
National Australia Bank Ltd.	49,795	1,309,762
Newcrest Mining Ltd.	12,358	289,087
OZ Minerals Ltd.	5,222	37,084
Pacific Brands Ltd.	178,673	116,187
Primary Health Care Ltd.	34,724	144,865
Qantas Airways Ltd. †	166,131	260,147
QBE Insurance Group Ltd.	34,512	395,436
Rio Tinto Ltd.	4,452	313,016
Sims Metal Management Ltd.	653	6,453
Sonic Healthcare Ltd.	22,861	319,108
SP AusNet	17,716	20,588
Stockland REIT	43,746	161,752
Suncorp Group Ltd.	36,258	387,193
Tabcorp Holdings Ltd.	60,707	193,899
Telecom Corp of New Zealand Ltd.	283,914	531,882
Telstra Corp. Ltd.	224,774	1,024,234
Transfield Services Ltd.	22,519	46,087
Wesfarmers Ltd.	8,077	311,620
Westfield Group REIT	35,184	388,567
Westfield Retail Trust REIT	46,500	146,706
Westpac Banking Corp.	46,017	1,260,856
Woodside Petroleum Ltd.	1,089	38,807
Woolworths Ltd.	21,562	661,487
WorleyParsons Ltd.	1,627	40,078

		16,657,894

Belgium - 0.6%
Anheuser-Busch InBev NV	24,188	2,106,401
Solvay SA	4,570	664,990

	SHARES	VALUE (Note 2)
Belgium - 0.6% (continued)
Umicore SA	1,866	$103,326

		2,874,717

Canada - 4.4%
Agrium, Inc. (1)	9,000	897,014
Alimentation Couche Tard, Inc., Class B (1)	5,600	275,468
ARC Resources Ltd. (1)	4,700	115,480
Athabasca Oil Corp. (1)†	4,800	50,427
Bank of Montreal (1)	18,380	1,124,567
Bank of Nova Scotia (1)	5,799	334,986
Baytex Energy Corp. (1)	1,900	81,887
BCE, Inc. (1)	1,709	73,243
Bonavista Energy Corp. (1)	1,300	19,369
Brookfield Asset Management, Inc., Class A (1)	8,102	296,810
Brookfield Office Properties, Inc. (1)	2,845	48,508
Canadian Imperial Bank of Commerce (1)(a)	3,700	297,466
Canadian National Railway Co. (1)	10,800	980,762
Canadian Tire Corp. Ltd., Class A (1)	2,400	167,399
Cenovus Energy, Inc. (1)	9,000	301,206
Centerra Gold, Inc. (1)	16,700	156,306
CGI Group, Inc., Class A (1)†	3,700	85,330
CI Financial Corp. (1)	2,600	65,163
Crescent Point Energy Corp. (1)(a)	4,600	173,974
Eldorado Gold Corp. (1)	10,600	136,403
Empire Co., Ltd., Class A (1)	4,500	266,689
Enbridge, Inc. (1)	900	38,924
Encana Corp. (1)	17,500	345,883
Enerplus Corp. (1)	2,951	38,271
Fairfax Financial Holdings Ltd. (1)	900	324,414
Finning International, Inc. (1)	15,700	387,804
Franco-Nevada Corp. (1)	2,100	119,873
Goldcorp, Inc. (1)	12,788	470,149
Great-West Lifeco, Inc. (1)	3,145	76,989
Husky Energy, Inc. (1)	28,200	833,498
IGM Financial, Inc. (1)	1,700	71,097
Imperial Oil Ltd. (1)	19,400	833,379
Inmet Mining Corp. (1)	880	65,476
Kinross Gold Corp. (1)	53,600	520,535
Magna International, Inc. (1)	13,034	650,979
Manulife Financial Corp. (1)	63,100	857,023
MEG Energy Corp. (1)†	2,000	61,204
National Bank of Canada (1)	514	39,913
New Gold, Inc. (1)†	7,000	77,481
Nexen, Inc. (1)	8,700	232,391
Onex Corp. (1)	14,400	606,141
Open Text Corp. (1)†	900	50,334
Osisko Mining Corp. (1)†	5,500	44,235
Penn West Petroleum Ltd. (1)(a)	7,500	81,432
Power Corp. of Canada (1)	4,746	121,095
Research In Motion Ltd. (1)†(a)	7,500	88,972
RioCan Real Estate Investment Trust REIT (1)(a)	2,100	58,184
Rogers Communications, Inc., Class B (1)	17,700	803,591

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	37

Schedule of Investments	December 31, 2012

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 2)
Canada - 4.4% (continued)
Royal Bank of Canada (1)	30,324	$1,825,476
Shoppers Drug Mart Corp. (1)	1,400	60,239
Silver Wheaton Corp. (1)	5,300	191,071
Sun Life Financial, Inc. (1)	24,900	660,112
Suncor Energy, Inc. (1)	45,782	1,505,508
Talisman Energy, Inc. (1)	37,400	422,992
Teck Resources Ltd., Class B (1)	10,993	399,514
Toronto-Dominion Bank/The (1)	8,012	674,580
Tourmaline Oil Corp. (1)†	1,900	59,653
TransCanada Corp. (1)(a)	11,100	524,703
Turquoise Hill Resources Ltd. (1)†	4,885	37,324
Valeant Pharmaceuticals International, Inc. (1)†	4,574	272,867
Vermilion Energy, Inc. (1)	1,500	78,370
Yamana Gold, Inc. (1)	12,000	206,414

		20,766,547

China - 0.0% (c)
Foxconn International Holdings Ltd. †	32,101	15,746

Denmark - 0.9%
Coloplast A/S, Class B	22,865	1,121,303
Danske Bank A/S †	10,597	179,981
DSV A/S	14,561	376,729
Novo Nordisk A/S, Class B	16,721	2,722,792

		4,400,805

Finland - 0.6%
Kone OYJ, Class B	5,983	442,501
Metso OYJ	51,726	2,208,274

		2,650,775

France - 3.1%
Arkema SA	14,463	1,518,594
AtoS	7,645	536,884
AXA SA	30,119	540,810
BNP Paribas SA	16,706	951,073
Christian Dior SA	1,281	218,352
Cie Generale des Etablissements Michelin	20,130	1,928,835
Danone SA	10,243	676,952
Dassault Systemes SA	2,905	324,800
Klepierre REIT	1,740	69,546
Publicis Groupe SA	2,961	178,143
Remy Cointreau SA	3,059	334,604
Sanofi	26,147	2,479,516
SES SA FDR	1,045	30,097
Societe BIC SA	10,276	1,231,759
Societe Generale SA †	10,937	415,851
Total SA	38,405	1,998,323
Unibail-Rodamco SE REIT	1,690	409,830
Vivendi SA	40,112	907,170

		14,751,139

Germany - 2.8%
Adidas AG	13,780	1,229,854
BASF SE	12,470	1,179,162
Bayer AG	6,991	666,674
Brenntag AG	204	26,876

	SHARES	VALUE (Note 2)
Germany - 2.8% (continued)
Celesio AG	28,381	$491,585
Continental AG	8,322	969,956
Deutsche Bank AG	44,577	1,961,155
Deutsche Post AG	83,272	1,834,107
E.ON SE	18,220	341,735
Fresenius SE & Co. KGaA	1,761	202,635
GEA Group AG	7,024	228,390
Hannover Rueckversicherung AG	11,338	888,034
Kabel Deutschland Holding AG	2,604	195,992
Merck KGaA	13,949	1,838,405
Salzgitter AG	4,820	252,609
SAP AG	11,051	888,640

		13,195,809

Hong Kong - 1.2%
AIA Group Ltd.	166,400	659,998
ASM Pacific Technology Ltd. (a)	2,982	36,610
BOC Hong Kong Holdings Ltd.	107,500	338,172
Cheung Kong Holdings Ltd.	16,201	252,078
Cheung Kong Infrastructure Holdings Ltd.	5,749	35,512
Chinese Estates Holdings Ltd.	9,500	16,146
CLP Holdings Ltd.	40,511	340,367
First Pacific Co., Ltd.	34,000	37,547
Galaxy Entertainment Group Ltd. †	54,000	216,528
Hang Lung Group Ltd.	791	4,551
Hang Seng Bank Ltd.	15,157	233,978
HKT Trust/HKT Ltd.	842	827
Hong Kong & China Gas Co., Ltd.	89,200	245,078
Hong Kong Exchanges and Clearing Ltd.	16,169	279,823
Hopewell Holdings Ltd.	9,195	39,868
Hutchison Whampoa Ltd.	36,489	386,672
Hysan Development Co., Ltd.	34,823	169,338
Kerry Properties Ltd.	32,500	170,739
Li & Fung Ltd.	77,468	139,790
Link REIT/The REIT	34,329	171,923
Mongolia Energy Corp. Ltd. †	885	43
New World Development Co., Ltd.	58,173	92,098
NWS Holdings Ltd.	19,500	33,143
PCCW Ltd.	65,406	28,909
Sino Land Co., Ltd.	88,000	161,141
SJM Holdings Ltd.	135,000	318,608
Sun Hung Kai Properties Ltd.	22,022	333,969
Swire Pacific Ltd., Class A	11,818	147,831
Swire Properties Ltd.	72	243
Television Broadcasts Ltd.	442	3,323
Wharf Holdings Ltd.	42,604	339,542
Wheelock & Co., Ltd.	60,844	310,371
Wing Hang Bank Ltd.	3,000	31,600
Yue Yuen Industrial Holdings Ltd.	49,123	166,144

		5,742,510

Ireland - 0.0% (c)
James Hardie Industries PLC CDI	4,289	41,525

Italy - 1.2%
Assicurazioni Generali SpA	18,525	338,539
Enel SpA	155,110	645,177
Eni SpA	68,444	1,676,707

The accompanying notes are an integral part of these financial statements.	(Continued)

38	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 2)
Italy - 1.2% (continued)
Fiat Industrial SpA	25,628	$280,769
Fiat SpA †	64,198	323,392
Intesa Sanpaolo SpA	181,257	313,450
Prysmian SpA	52,124	1,040,446
Telecom Italia SpA	247,367	224,378
Tenaris SA	13,412	279,645
UniCredit SpA †	67,592	332,854

		5,455,357

Japan - 7.6%
Ajinomoto Co., Inc.	36,000	476,369
Alfresa Holdings Corp.	5,700	222,798
Asahi Glass Co., Ltd.	236	1,723
Asahi Kasei Corp.	27,000	159,654
Astellas Pharma, Inc.	15,900	714,889
Brother Industries Ltd. (a)	40,000	430,618
Canon, Inc. (a)	12,145	470,737
Central Japan Railway Co.	6,300	511,305
Chiyoda Corp.	32,000	458,405
Chubu Electric Power Co., Inc.	6,354	84,793
Chugai Pharmaceutical Co., Ltd.	16,600	318,058
Credit Saison Co., Ltd.	75	1,876
Daicel Corp.	40,000	264,654
Daido Steel Co., Ltd.	17,000	86,203
Daihatsu Motor Co., Ltd.	11,000	219,151
Daito Trust Construction Co., Ltd.	1,586	149,893
Daiwa House Industry Co., Ltd.	8,151	140,138
Daiwa Securities Group, Inc.	27,000	150,634
Denki Kagaku Kogyo KK	26,000	89,018
DIC Corp.	495	919
East Japan Railway Co.	12,812	828,477
FANUC Corp.	1,200	223,260
Fuji Electric Co., Ltd.	41,000	100,877
Fuji Heavy Industries Ltd.	50,733	639,759
FUJIFILM Holdings Corp.	44	885
Fujitsu Ltd.	93,115	390,522
Fukuoka Financial Group, Inc.	104,000	416,496
Hino Motors Ltd.	975	8,813
Hitachi High-Technologies Corp.	10,758	222,622
Hokuriku Electric Power Co.	12,500	148,345
Honda Motor Co., Ltd.	13,597	503,560
Hoya Corp.	6	118
IHI Corp.	198,000	513,435
Inpex Corp.	67	358,340
Isetan Mitsukoshi Holdings Ltd.	12,300	120,372
Isuzu Motors Ltd.	52,000	310,306
ITOCHU Corp.	61,388	648,816
Japan Petroleum Exploration Co.	500	17,659
Japan Real Estate Investment Corp. REIT	7	68,965
Japan Retail Fund Investment Corp. REIT	18	33,089
Japan Tobacco, Inc.	28,800	813,582
JGC Corp.	15,000	467,422
JTEKT Corp.	47,188	449,863
JX Holdings, Inc.	14	79
Kajima Corp.	8,000	26,470
Kaneka Corp.	354	1,791
Kao Corp.	9,600	250,152

	SHARES	VALUE (Note 2)
Japan - 7.6% (continued)
Keisei Electric Railway Co., Ltd.	31,461	$265,493
Kinden Corp.	284	1,851
Kirin Holdings Co., Ltd.	14,000	164,724
Kobe Steel Ltd.	759	970
Koito Manufacturing Co., Ltd.	34,000	495,859
Konica Minolta Holdings, Inc.	72,500	521,734
Kubota Corp.	343	3,944
Kurita Water Industries Ltd.	3,700	81,256
Makita Corp.	46	2,137
Marubeni Corp.	15,000	107,629
Medipal Holdings Corp.	20,000	221,748
Miraca Holdings, Inc.	28	1,129
Mitsubishi Corp.	36	693
Mitsubishi Estate Co., Ltd.	22,764	544,986
Mitsubishi UFJ Financial Group, Inc.	286,249	1,548,926
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,038	173,699
Mitsui & Co., Ltd.	41,189	617,376
Mitsui Fudosan Co., Ltd.	17,598	430,501
Mitsumi Electric Co., Ltd. †	40	234
Mizuho Financial Group, Inc.	409,441	750,704
MS&AD Insurance Group Holdings	11,900	237,488
Namco Bandai Holdings, Inc.	29,400	381,089
NGK Spark Plug Co., Ltd.	8,000	106,571
NHK Spring Co., Ltd.	25,500	210,120
Nippon Building Fund, Inc. REIT	8	82,758
Nippon Electric Glass Co., Ltd.	31,000	176,514
Nippon Express Co., Ltd.	25,000	103,306
Nippon Kayaku Co., Ltd.	546	6,019
Nippon Meat Packers, Inc.	97	1,345
Nippon Steel & Sumitomo Metal	822	2,024
Nippon Telegraph & Telephone Corp.	7,948	334,634
Nishi-Nippon City Bank Ltd./The	363	901
Nisshin Steel Holdings Co. Ltd. †	21,200	193,317
Nitto Denko Corp.	5,594	275,497
Nomura Holdings, Inc.	58,800	348,054
Nomura Real Estate Holdings, Inc.	1,700	32,508
North Pacific Bank Ltd. †	68	191
NSK Ltd.	55,000	391,361
NTT DOCOMO, Inc.	153	220,553
Obayashi Corp.	49,000	276,268
Oji Holdings Corp.	682	2,352
Omron Corp.	31	744
ORIX Corp.	1,599	180,621
Osaka Gas Co., Ltd.	129,446	470,190
Otsuka Corp.	1,100	83,227
Otsuka Holdings Co., Ltd.	2,200	61,977
Pacific Metals Co., Ltd.	720	3,412
Rengo Co., Ltd.	884	4,465
Resona Holdings, Inc.	125,600	574,290
Rohm Co., Ltd.	5,900	192,870
Secom Co., Ltd.	3,500	176,338
Sega Sammy Holdings, Inc.	10,100	170,481
Seiko Epson Corp. (a)	14,900	121,535
Seino Holdings Co., Ltd.	100	634
Sekisui Chemical Co., Ltd.	52,000	453,633
Sekisui House Ltd.	9,000	98,547
Seven & I Holdings Co., Ltd.	28,130	793,006

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	39

Schedule of Investments	December 31, 2012

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 2)
Japan - 7.6% (continued)
Shimamura Co., Ltd.	1,800	$174,916
Shinsei Bank Ltd.	156,000	312,240
Shionogi & Co., Ltd.	32,200	536,575
Softbank Corp.	11,200	410,382
Sojitz Corp.	168,216	248,714
Sony Corp.	17	191
Sumitomo Corp.	10,000	128,298
Sumitomo Electric Industries Ltd.	15,800	182,629
Sumitomo Heavy Industries Ltd.	118,000	565,519
Sumitomo Metal Mining Co., Ltd.	41,000	578,751
Sumitomo Mitsui Financial Group, Inc.	33,849	1,230,134
Sumitomo Realty & Development Co., Ltd.	5,624	187,357
Suzuken Co., Ltd.	11,900	335,259
Suzuki Motor Corp.	22,900	599,254
T&D Holdings, Inc.	47,400	577,108
Taisei Corp.	169,000	561,971
Takashimaya Co., Ltd.	11,000	78,277
Takeda Pharmaceutical Co., Ltd.	3,769	168,455
THK Co., Ltd.	4,000	71,943
Tohoku Electric Power Co., Inc. †	6,900	64,339
Tokai Rika Co., Ltd.	65	905
Tokyo Electric Power Co., Inc †	26,870	64,758
Tokyo Gas Co., Ltd.	105,000	479,751
Tokyu Land Corp.	5,000	36,636
Tosoh Corp.	169,000	406,616
Toyota Boshoku Corp.	23,300	270,150
Toyota Motor Corp.	36,041	1,682,976
Toyota Tsusho Corp.	9,900	244,360
USS Co., Ltd.	3,205	333,735
West Japan Railway Co.	12,000	472,760
Yamaha Corp.	10,700	113,483

		36,338,785

Netherlands - 1.5%
ASML Holding NV	8,429	540,582
Corio NV REIT	1,041	47,736
Gemalto NV	22,800	2,058,037
ING Groep NV CVA †	60,387	573,555
Koninklijke Ahold NV	108,713	1,457,733
Koninklijke Philips Electronics NV	100,997	2,674,419

		7,352,062

Singapore - 0.7%
Ascendas Real Estate Investment Trust REIT	22,478	43,988
CapitaCommercial Trust REIT	33,000	45,795
CapitaMall Trust REIT	34,494	60,615
DBS Group Holdings Ltd. (a)	46,054	565,383
Fraser and Neave Ltd.	15,000	119,858
Global Logistic Properties Ltd.	29,000	67,069
Hutchison Port Holdings Trust, Class U	83,000	66,431
Jardine Cycle & Carriage Ltd.	291	11,590
Keppel Corp. Ltd.	27,000	246,552
Keppel Land Ltd.	78,000	261,242
Oversea-Chinese Banking Corp. Ltd.	54,422	438,532
SembCorp Industries Ltd.	11,777	51,351
Singapore Exchange Ltd.	10,967	63,730

	SHARES	VALUE (Note 2)
Singapore - 0.7% (continued)
Singapore Technologies Engineering Ltd.	25,103	$79,230
Singapore Telecommunications Ltd.	129,635	352,741
StarHub Ltd.	7,476	23,416
United Overseas Bank Ltd.	33,201	544,631
UOL Group Ltd.	10,340	50,996
Wilmar International Ltd.	71,000	196,016
Yangzijiang Shipbuilding Holdings Ltd. (a)	190,404	152,548

		3,441,714

Spain - 0.8%
Banco Bilbao Vizcaya Argentaria SA	68,218	633,802
Banco Santander SA	143,502	1,166,242
Enagas SA	49,657	1,063,853
Iberdrola SA	83,107	464,128
Inditex SA	2,557	359,275

		3,687,300

Sweden - 1.5%
Boliden AB	51,733	982,979
Electrolux AB, Series B	89,346	2,360,026
Husqvarna AB, B Shares	66,358	402,728
Investor AB, B Shares	9,034	237,325
Nordea Bank AB	59,245	569,873
Scania AB, B Shares	15,138	314,740
Svenska Cellulosa AB, B Shares	73,651	1,601,365
Swedish Match AB	8,980	301,458
TeliaSonera AB	34,247	232,503

		7,002,997

Switzerland - 3.4%
Adecco SA †	4,888	258,860
Compagnie Financiere Richemont SA, Class A	18,369	1,441,885
Nestle SA	28,490	1,858,786
Novartis AG	45,910	2,900,286
Roche Holding AG	22,012	4,450,412
STMicroelectronics NV	141,383	1,023,142
Sulzer AG	1,989	314,797
Syngenta AG	5,441	2,198,090
Transocean Ltd.	6,407	287,249
Wolseley PLC	33,520	1,602,884

		16,336,391

United Kingdom - 7.9%
3i Group plc	84,967	303,242
AMEC PLC	37,129	613,778
Anglo American PLC	14,024	442,080
Associated British Foods PLC	52,703	1,346,474
AstraZeneca PLC	33,542	1,589,546
Aviva PLC	127,850	791,129
Babcock International Group PLC	36,444	575,269
BAE Systems PLC	204,941	1,139,101
Barclays PLC	651,419	2,829,752
BHP Billiton PLC	35,178	1,240,851
BP PLC	80,748	561,434
British American Tobacco PLC	49,512	2,516,941
British Land Co. PLC REIT	13,261	122,513
BT Group PLC	424,653	1,620,137

The accompanying notes are an integral part of these financial statements.	(Continued)

40	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 2)
United Kingdom - 7.9% (continued)
Capital Shopping Centres Group PLC REIT	6,502	$37,406
Experian PLC	45,119	727,180
GlaxoSmithKline PLC	84,201	1,833,250
Glencore International PLC	14,355	82,926
Hammerson PLC REIT	10,329	82,825
HSBC Holdings PLC	252,987	2,680,846
Imperial Tobacco Group PLC	21,940	850,648
ITV PLC	240,490	417,194
Johnson Matthey PLC	29,274	1,149,974
Kazakhmys PLC	30,207	390,416
Kingfisher PLC	76,070	355,443
Land Securities Group PLC REIT	12,541	167,310
Legal & General Group PLC	136,840	328,124
Lloyds Banking Group PLC †	394,683	314,521
National Grid PLC	57,009	653,860
Next PLC	13,849	840,669
Randgold Resources Ltd.	1,514	149,776
Reed Elsevier PLC	20,306	214,384
Rio Tinto PLC	21,503	1,254,177
Royal Dutch Shell PLC, A Shares	59,129	2,052,379
Royal Dutch Shell PLC, B Shares	53,762	1,918,031
RSA Insurance Group PLC	524,927	1,084,063
Sage Group PLC/The	21,831	104,974
Segro PLC REIT	13,080	53,092
Smith & Nephew PLC	104,364	1,153,629
TUI Travel PLC	194,118	900,757
Tullow Oil PLC	14,217	296,388
Unilever PLC	21,107	820,449
Vodafone Group PLC	250,556	630,716
Xstrata PLC	28,345	494,785

		37,732,439

United States - 46.7%
3M Co. (1)	17,300	1,606,305
Abbott Laboratories (1)	35,484	2,324,202
Accenture PLC, Class A (1)	23,974	1,594,271
ACE Ltd. (1)(a)	2,800	223,440
ACE Ltd. (1)	1,296	103,421
Advance Auto Parts, Inc. (1)	9,500	687,325
Allstate Corp./The (1)	23,300	935,961
Alpha Natural Resources, Inc. (1)†(a)	248,400	2,419,416
Altria Group, Inc. (1)	51,996	1,633,714
Ameren Corp. (1)	13,100	402,432
American Electric Power Co., Inc. (1)	19,300	823,724
American International Group, Inc. (1)†	18,200	642,460
American Tower Corp. REIT (1)	8,200	633,614
Ameriprise Financial, Inc. (1)	20,500	1,283,915
Amgen, Inc. (1)	35,149	3,034,062
Annaly Capital Management, Inc. REIT (1)(a)	14,918	209,449
Apple, Inc. (1)	13,528	7,210,830
Archer-Daniels-Midland Co. (1)	30,633	839,038
Arrow Electronics, Inc. (1)†(a)	2,900	110,432
Assurant, Inc. (1)	18,100	628,070
AT&T, Inc. (1)	144,997	4,887,849
Avago Technologies Ltd. (1)	8,400	265,944
AvalonBay Communities, Inc. REIT (1)	1,311	177,758

	SHARES	VALUE (Note 2)
United States - 46.7% (continued)
Avery Dennison Corp. (1)(a)	23,900	$834,588
Avnet, Inc. (1)†	22,100	676,481
Axis Capital Holdings Ltd. (1)	49,800	1,725,072
Bank of America Corp. (1)	159,938	1,855,281
Becton Dickinson and Co. (1)(a)	1,086	84,914
Berkshire Hathaway, Inc., Class B (1)†	13,150	1,179,555
Best Buy Co., Inc. (1)(a)	90,700	1,074,795
Biogen Idec, Inc. (1)†	2,300	337,341
BlackRock, Inc. (1)(a)	500	103,355
Boston Properties, Inc. REIT (1)	2,763	292,353
Boston Scientific Corp. (1)†	128,200	734,586
Bunge Ltd. (1)(a)	17,100	1,242,999
CA, Inc. (1)	63,300	1,391,334
Cabot Oil & Gas Corp. (1)	20,500	1,019,670
Campbell Soup Co. (1)(a)	6,500	226,785
Capital One Financial Corp. (1)	27,900	1,616,247
CF Industries Holdings, Inc. (1)	10,100	2,051,916
Chevron Corp. (1)	45,700	4,941,998
Cisco Systems, Inc. (1)	115,689	2,273,289
Citigroup, Inc. (1)	30,419	1,203,376
Coca-Cola Co./The (1)	65,760	2,383,800
Colgate-Palmolive Co. (1)	1,828	191,099
Comcast Corp., Class A (1)	50,600	1,891,428
Comerica, Inc. (1)(a)	28,200	855,588
ConAgra Foods, Inc. (1)	59,374	1,751,533
ConocoPhillips (1)	3,375	195,716
Costco Wholesale Corp. (1)	2,200	217,294
CVS Caremark Corp. (1)	54,000	2,610,900
Deere & Co. (1)(a)	6,600	570,372
DeVry, Inc. (1)(a)	16,400	389,172
DIRECTV (1)†	13,869	695,669
Discover Financial Services (1)	33,600	1,295,280
DISH Network Corp., Class A (1)	41,374	1,506,014
DTE Energy Co. (1)	17,600	1,056,880
Duke Energy Corp. (1)	11,600	740,080
Edison International (1)	4,656	210,405
Eli Lilly & Co. (1)	63,900	3,151,548
Entergy Corp. (1)	13,700	873,375
Equifax, Inc. (1)	9,000	487,080
Equity Residential REIT (1)	348	19,721
Everest Re Group Ltd. (1)(a)	22,800	2,506,860
Expedia, Inc. (1)	5,000	307,250
Exxon Mobil Corp. (1)	80,789	6,992,288
Fidelity National Information Services, Inc. (1)	27,000	939,870
Fifth Third Bancorp (1)(a)	36,600	555,954
Flextronics International Ltd. (1)†	64,400	399,924
Flowserve Corp. (1)	3,300	484,440
Ford Motor Co. (1)(a)	47,100	609,945
Forest Laboratories, Inc. (1)†	37,686	1,331,069
GameStop Corp., Class A (1)(a)	76,000	1,906,840
Gap, Inc./The (1)	34,919	1,083,886
General Electric Co. (1)	87,202	1,830,370
General Growth Properties, Inc. REIT (1)	8,100	160,785
Goldman Sachs Group, Inc./The (1)	8,400	1,071,504
Google, Inc., Class A (1)†(a)	3,402	2,413,277
HCP, Inc. REIT (1)(a)	8,272	373,729

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	41

Schedule of Investments	December 31, 2012

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 2)
United States - 46.7% (continued)
Health Care REIT, Inc. REIT (1)	5,300	$324,837
Home Depot, Inc./The (1)	1,506	93,146
Host Hotels & Resorts, Inc. REIT (1)(a)	9,300	145,731
Humana, Inc. (1)	18,400	1,262,792
Ingersoll-Rand PLC (1)	41,200	1,975,952
Intel Corp. (1)	35,067	723,432
International Business Machines Corp. (1)	14,723	2,820,191
International Paper Co. (1)	13,200	525,888
Invesco Ltd. (1)	9,300	242,637
JM Smucker Co./The (1)	7,600	655,424
Johnson & Johnson (1)	57,216	4,010,842
JPMorgan Chase & Co. (1)	109,573	4,817,925
KBR, Inc. (1)	23,200	694,144
KeyCorp (1)	231,200	1,946,704
Kimberly-Clark Corp. (1)(a)	25,563	2,158,284
Kimco Realty Corp. REIT (1)(a)	6,500	125,580
L-3 Communications Holdings, Inc. (1)	12,753	977,135
Lincoln National Corp. (1)(a)	43,200	1,118,880
Loews Corp. (1)	25,600	1,043,200
Lowe’s Cos., Inc. (1)	26,000	923,520
LSI Corp. (1)†	183,600	1,299,888
LyondellBasell Industries NV, Class A (1)	54,800	3,128,532
Macerich Co./The REIT (1)	2,100	122,430
Macy’s, Inc. (1)(a)	24,400	952,088
Marathon Oil Corp. (1)	46,729	1,432,711
Marriott International, Inc., Class A (1)(a)	2,400	89,448
Marvell Technology Group Ltd. (1)	195,600	1,420,056
Mastercard, Inc., Class A (1)	3,300	1,621,224
Maxim Integrated Products, Inc. (1)	8,500	249,900
McDonald’s Corp. (1)	10,925	963,694
McKesson Corp. (1)	24,400	2,365,824
Medtronic, Inc. (1)	21,882	897,600
Merck & Co., Inc. (1)	84,919	3,476,584
MetroPCS Communications, Inc. (1)†(a)	36,100	358,834
Microsoft Corp. (1)	76,550	2,046,181
Mondelez International, Inc., Class A (1)	64,221	1,635,709
Monsanto Co. (1)	10,000	946,500
Murphy Oil Corp. (1)	22,194	1,321,653
Nabors Industries Ltd. (1)†	86,500	1,249,925
Newell Rubbermaid, Inc. (1)	12,700	282,829
Newfield Exploration Co. (1)†	20,300	543,634
Newmont Mining Corp. (1)	5,161	239,677
News Corp., Class A (1)(a)	63,100	1,611,574
Northrop Grumman Corp. (1)(a)	35,479	2,397,671
Occidental Petroleum Corp. (1)	7,990	612,114
Owens-Illinois, Inc. (1)†	16,800	357,336
PepsiCo, Inc. (1)	20,772	1,421,428
PetSmart, Inc. (1)(a)	23,500	1,605,990
Pfizer, Inc. (1)	172,443	4,324,870
Philip Morris International, Inc. (1)	39,293	3,286,466
Pinnacle West Capital Corp. (1)	9,800	499,604
Plains Exploration & Production Co. (1)†	7,100	333,274
PPG Industries, Inc. (1)	12,700	1,718,945
Procter & Gamble Co./The (1)	68,108	4,623,852
Prologis, Inc. REIT (1)	5,980	218,210
Prudential Financial, Inc. (1)	17,900	954,607
Public Service Enterprise Group, Inc. (1)	10,500	321,300

	SHARES	VALUE (Note 2)
United States - 46.7% (continued)
Public Storage REIT (1)	3,069	$444,882
Quest Diagnostics, Inc. (1)	18,600	1,083,822
Raytheon Co. (1)	21,467	1,235,640
RenaissanceRe Holdings Ltd. (1)(a)	3,600	292,536
Reynolds American, Inc. (1)	13,974	578,943
Seagate Technology PLC (1)(a)	53,700	1,636,776
Simon Property Group, Inc. REIT (1)	6,242	986,798
SLM Corp. (1)	98,000	1,678,740
Southwest Airlines Co. (1)(a)	19,200	196,608
Sprint Nextel Corp. (1)†	95,700	542,619
St Jude Medical, Inc. (1)	32,400	1,170,936
Stryker Corp. (1)	21,900	1,200,558
Symantec Corp. (1)†	69,600	1,309,176
Target Corp. (1)	8,200	485,194
Thermo Fisher Scientific, Inc. (1)	14,100	899,298
Time Warner Cable, Inc. (1)	6,200	602,578
TJX Cos., Inc. (1)	12,800	543,360
Total System Services, Inc. (1)	25,400	544,068
Travelers Cos., Inc./The (1)	27,201	1,953,576
Tyco International Ltd. (1)	15,500	453,375
Tyson Foods, Inc., Class A (1)	131,000	2,541,400
Union Pacific Corp. (1)	1,700	213,724
United States Steel Corp. (1)(a)	4,300	102,641
UnitedHealth Group, Inc. (1)	7,700	417,648
Unum Group (1)	65,509	1,363,897
URS Corp. (1)(a)	3,800	149,188
US Bancorp (1)	18,100	578,114
Valero Energy Corp. (1)(a)	6,800	232,016
Ventas, Inc. REIT (1)	4,800	310,656
Verizon Communications, Inc. (1)(a)	80,412	3,479,427
Viacom, Inc., Class B (1)	20,737	1,093,669
Vornado Realty Trust REIT (1)(a)	2,748	220,060
Wal-Mart Stores, Inc. (1)	51,705	3,527,832
Walt Disney Co./The (1)	7,500	373,425
Waste Management, Inc. (1)(a)	2,373	80,065
Watson Pharmaceuticals, Inc. (1)†	9,000	774,000
Wells Fargo & Co. (1)	104,770	3,581,039
Western Digital Corp. (1)	49,000	2,082,010
Weyerhaeuser Co. REIT (1)	8,600	239,252
Whiting Petroleum Corp. (1)†	17,500	758,975
Williams Cos., Inc./The (1)	24,100	789,034
Yahoo!, Inc. (1)†	38,500	766,150
Zimmer Holdings, Inc. (1)(a)	21,500	1,433,190

		222,069,813

TOTAL COMMON STOCKS (cost $354,822,282)		420,514,325

PREFERRED STOCKS - 1.0%

Germany - 1.0%
Henkel AG & Co. KGaA	25,082	2,063,522
ProSiebenSat.1 Media AG	53,410	1,521,321
Volkswagen AG	4,235	971,716

TOTAL PREFERRED STOCKS (cost $3,872,370)		4,556,559

The accompanying notes are an integral part of these financial statements.	(Continued)

42	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR GLOBAL EQUITY FUND

MONEY MARKET FUNDS - 7.4%	SHARES	VALUE (Note 2)
J.P. Morgan U.S. Treasury Plus Money
Market Fund - Institutional Shares, 0.000% (d)(e) (cost $35,254,366)	35,254,366	$35,254,366

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 3.3%
J.P. Morgan Prime Money Market Fund -
Capital Shares, 0.120% (d)(f) (cost $15,571,488)	15,571,488	15,571,488

TOTAL INVESTMENTS - 100.1% (cost $409,520,506)		475,896,738

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1%) (g)		(340,212)

NET ASSETS - 100.0%		$475,556,526

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $15,413,989; cash collateral of $15,571,488 was received with which the Fund purchased a money market fund.
(b)	Security fair valued at $0 as of December 31, 2012 using procedures approved by the Board of Trustees.
(c)	Represents less than 0.05 percent of net assets.
(d)	Represents annualized seven-day yield as of December 31, 2012.
(e)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(f)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(g)	Includes appreciation (depreciation) on forward foreign currency exchange, futures and swap contracts.
All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).
(3)	Level 3 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

CDI - CHESS Depository Interest

CVA - Dutch Certificate of Shares

FDR - Fiduciary Depositary Receipt

REIT - Real Estate Investment Trust

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$43,699,035	9.2%
Consumer Staples	51,732,530	10.9
Energy	38,865,536	8.2
Financials	90,484,680	19.0
Health Care	59,802,940	12.6
Industrials	41,703,705	8.7
Information Technology	42,227,161	8.9
Materials	29,816,979	6.3
Telecommunication Services	16,688,046	3.5
Utilities	10,050,272	2.1
Money Market Funds	50,825,854	10.7

Total Investments	475,896,738	100.1
Liabilities in Excess of Other Assets (g)	(340,212)	(0.1)

Net Assets	$475,556,526	100.0%

Total return swap contract outstanding as of December 31, 2012:

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	Swiss Market Index Futures	3/15/2013	CHF	7,911,068	$(88,758)

Money Market Fund investment and cash pledged as collateral for total return swap contract is included in the collateral for forward foreign currency exchange contracts.

Open futures contracts outstanding at December 31, 2012:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
73	Amsterdam Index Futures	January 18, 2013	$6,624,194	$6,611,973	$(12,221)
632	CAC40 10 Euro Futures	January 18, 2013	30,447,538	30,381,870	(65,668)
55	DAX Index Futures	March 15, 2013	13,846,225	13,827,054	(19,171)
166	FTSE 100 Index Futures	March 15, 2013	15,932,578	15,769,641	(162,937)
12	FTSE/MIB Index Futures	March 15, 2013	1,279,439	1,291,227	11,788

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	43

Schedule of Investments	December 31, 2012

AQR GLOBAL EQUITY FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
128	Hang Seng Index Futures	January 30, 2013	$18,660,574	$18,722,282	$61,708
93	IBEX 35 Index Futures	January 18, 2013	9,813,514	9,907,584	94,070
7	MSCI Singapore Index Futures	January 30, 2013	413,098	412,705	(393)
190	S&P 500 E-Mini Futures	March 15, 2013	13,584,699	13,490,950	(93,749)
137	TOPIX Index Futures	March 7, 2013	12,436,748	13,623,305	1,186,557

			123,038,607	124,038,591	999,984

Short Contracts:
642	OMXS30 Index Futures	January 18, 2013	(10,837,597)	(10,935,861)	(98,264)
160	S&P/Toronto Stock Exchange 60 Index Futures	March 14, 2013	(22,592,474)	(22,886,097)	(293,623)
493	SPI 200 Index Futures	March 21, 2013	(58,644,590)	(59,079,705)	(435,115)

			(92,074,661)	(92,901,663)	(827,002)

			$30,963,946	$31,136,928	$172,982

Cash held as collateral with broker for futures contracts was $12,288,138 at December 31, 2012.

Forward foreign currency exchange contracts outstanding as of December 31, 2012:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 03/20/13	The Royal Bank of Scotland	CAD	10,494,000	$10,548,820	$10,532,896	$(15,924)
Swiss Franc, Expiring 03/20/13	The Royal Bank of Scotland	CHF	12,689,000	13,911,581	13,892,925	(18,656)
Danish Krone, Expiring 03/20/13	The Royal Bank of Scotland	DKK	279,000	49,316	49,423	107
Euro, Expiring 03/20/13	The Royal Bank of Scotland	EUR	16,632,000	21,786,226	21,968,344	182,118
British Pound, Expiring 03/20/13	The Royal Bank of Scotland	GBP	13,612,000	21,896,749	22,106,687	209,938
Hong Kong Dollar, Expiring 03/20/13	The Royal Bank of Scotland	HKD	5,768,000	744,381	744,366	(15)
Israeli Shekel, Expiring 03/20/13	The Royal Bank of Scotland	ILS	4,616,000	1,208,214	1,232,909	24,695
Japanese Yen, Expiring 03/21/13	The Royal Bank of Scotland	JPY	1,311,946,000	15,645,290	15,152,823	(492,467)
Norwegian Krone, Expiring 03/20/13	The Royal Bank of Scotland	NOK	377,936,000	66,717,990	67,811,933	1,093,943
New Zealand Dollar, Expiring 03/20/13	The Royal Bank of Scotland	NZD	17,752,000	14,729,904	14,598,736	(131,168)
Swedish Krona, Expiring 03/20/13	The Royal Bank of Scotland	SEK	210,652,000	31,794,729	32,336,190	541,461
Singapore Dollar, Expiring 03/20/13	The Royal Bank of Scotland	SGD	685,000	561,426	560,722	(704)

				$199,594,626	$200,987,954	$1,393,328

The accompanying notes are an integral part of these financial statements.	(Continued)

44	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR GLOBAL EQUITY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/20/13	The Royal Bank of Scotland	AUD	(10,302,000)	$(10,691,135)	$(10,638,470)	$52,665
Canadian Dollar, Expiring 03/20/13	The Royal Bank of Scotland	CAD	(1,646,000)	(1,662,584)	(1,652,101)	10,483
Swiss Franc, Expiring 03/20/13	The Royal Bank of Scotland	CHF	(16,541,000)	(17,868,098)	(18,110,400)	(242,302)
Danish Krone, Expiring 03/20/13	The Royal Bank of Scotland	DKK	(11,728,000)	(2,057,930)	(2,077,535)	(19,605)
Euro, Expiring 03/20/13	The Royal Bank of Scotland	EUR	(17,253,000)	(22,549,880)	(22,788,591)	(238,711)
British Pound, Expiring 03/20/13	The Royal Bank of Scotland	GBP	(8,381,000)	(13,604,680)	(13,611,236)	(6,556)
Hong Kong Dollar, Expiring 03/20/13	The Royal Bank of Scotland	HKD	(690,000)	(89,050)	(89,045)	5
Israeli Shekel, Expiring 03/20/13	The Royal Bank of Scotland	ILS	(353,000)	(93,102)	(94,284)	(1,182)
Japanese Yen, Expiring 03/21/13	The Royal Bank of Scotland	JPY	(8,021,931,000)	(97,569,363)	(92,652,365)	4,916,998
Norwegian Krone, Expiring 03/20/13	The Royal Bank of Scotland	NOK	(151,476,000)	(26,911,059)	(27,178,889)	(267,830)
New Zealand Dollar, Expiring 03/20/13	The Royal Bank of Scotland	NZD	(22,980,000)	(19,006,762)	(18,898,093)	108,669
Swedish Krona, Expiring 03/20/13	The Royal Bank of Scotland	SEK	(41,719,000)	(6,244,222)	(6,404,086)	(159,864)
Singapore Dollar, Expiring 03/20/13	The Royal Bank of Scotland	SGD	(253,000)	(207,268)	(207,099)	169

				(218,555,133)	(214,402,194)	4,152,939

				$(18,960,507)	$(13,414,240)	$5,546,267

Money Market Fund is pledged as collateral for total return swap and forward foreign currency exchange contracts in the amount of $92. Additional cash held as collateral for the Royal Bank of Scotland for total return swaps and forward foreign currency exchange contracts was $4,680,000 at December 31, 2012.

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

ILS - Israeli Shekel

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	45

Schedule of Investments	December 31, 2012

AQR INTERNATIONAL EQUITY FUND

COMMON STOCKS - 85.2%	SHARES	VALUE (Note 2)
Australia - 7.9%
AGL Energy Ltd.	37,161	$597,403
Alumina Ltd.	85,028	81,605
Amcor Ltd.	28,354	239,641
AMP Ltd.	285,205	1,446,666
ASX Ltd.	5,817	189,833
Australia & New Zealand Banking Group Ltd.	201,309	5,301,775
BHP Billiton Ltd.	162,655	6,350,123
BlueScope Steel Ltd. †	188,185	688,341
Boart Longyear Ltd.	633,841	1,266,484
Caltex Australia Ltd.	17,951	362,065
CFS Retail Property Trust Group REIT	103,020	206,088
Commonwealth Bank of Australia	72,863	4,745,307
Computershare Ltd.	15,439	145,645
CSL Ltd.	26,162	1,477,036
Dexus Property Group REIT	226,661	240,738
Downer EDI Ltd. †	271,927	1,165,728
Fortescue Metals Group Ltd. (a)	71,153	354,587
Goodman Group REIT	96,905	441,552
GPT Group - In Specie REIT (3)†(b)	143,427	—
GPT Group REIT	79,625	306,491
Incitec Pivot Ltd.	178,519	608,639
JB Hi-Fi Ltd.	40,770	441,265
Lend Lease Group	21,131	206,361
Mirvac Group REIT	167,786	261,116
Mount Gibson Iron Ltd.	421,389	373,091
National Australia Bank Ltd.	182,289	4,794,764
Newcrest Mining Ltd.	41,734	976,271
OZ Minerals Ltd.	11,735	83,337
Pacific Brands Ltd. (a)	636,610	413,972
Primary Health Care Ltd.	143,122	597,089
Qantas Airways Ltd. †	533,320	835,134
Rio Tinto Ltd.	5,795	407,441
Shopping Centres Australasia Property Group REIT †	14,194	22,110
Sims Metal Management Ltd.	24,291	240,028
Sonic Healthcare Ltd.	70,400	982,688
SP AusNet	151,567	176,137
Stockland REIT	127,919	472,983
Suncorp Group Ltd.	125,128	1,336,222
Tabcorp Holdings Ltd.	154,941	494,884
Telecom Corp of New Zealand Ltd.	669,261	1,253,789
Telstra Corp. Ltd.	739,231	3,368,475
Wesfarmers Ltd.	38,833	1,498,222
Westfield Group REIT	117,916	1,302,248
Westfield Retail Trust REIT	166,603	525,626
Westpac Banking Corp.	168,693	4,622,154
Woolworths Ltd.	76,027	2,332,383
WorleyParsons Ltd.	8,681	213,839

		54,447,376

Belgium - 1.8%
Anheuser-Busch InBev NV	88,424	7,700,365
Groupe Bruxelles Lambert SA	2,641	210,636
UCB SA	19,228	1,101,541
Umicore SA	58,208	3,223,151

		12,235,693

	SHARES	VALUE (Note 2)
China - 0.0% (c)
Foxconn International Holdings Ltd. †	69,406	$34,045

Denmark - 2.2%
Coloplast A/S, Class B	72,130	3,537,267
Danske Bank A/S †	31,768	539,553
DSV A/S	27,819	719,745
Novo Nordisk A/S, Class B	61,763	10,057,281

		14,853,846

Finland - 1.2%
Kone OYJ, Class B	22,443	1,659,878
Metso OYJ	152,331	6,503,278

		8,163,156

France - 6.7%
Arkema SA	39,038	4,098,934
AtoS	22,659	1,591,269
AXA SA	78,177	1,403,729
BNP Paribas SA	44,081	2,509,532
Casino Guichard Perrachon SA	5,328	510,329
Christian Dior SA	13,165	2,244,027
Cie Generale des Etablissements Michelin	55,213	5,290,449
Credit Agricole SA †	59,088	481,217
Dassault Systemes SA	8,002	894,682
Edenred	7,763	240,097
France Telecom SA	22,735	252,218
Klepierre REIT	3,675	146,887
Lagardere SCA	4,912	165,219
PPR	707	132,782
Publicis Groupe SA	39,203	2,358,575
Remy Cointreau SA	5,653	618,344
Renault SA	10,127	549,977
Safran SA	2,056	89,039
Sanofi	50,669	4,804,933
SES SA FDR	22,845	657,953
Societe BIC SA	16,433	1,969,784
Societe Generale SA †	45,655	1,735,915
Sodexo	19,090	1,613,079
Total SA	139,740	7,271,075
Unibail-Rodamco SE REIT	3,619	877,618
Vivendi SA	151,119	3,417,697

		45,925,360

Germany - 7.2%
Adidas AG	51,445	4,591,424
BASF SE	54,079	5,113,704
Bayer AG	56,770	5,413,688
Beiersdorf AG	18,763	1,536,326
Celesio AG	16,109	279,023
Continental AG	29,504	3,438,788
Deutsche Bank AG	146,433	6,442,287
Deutsche Post AG	186,112	4,099,209
E.ON SE	133,519	2,504,285
GEA Group AG	81,968	2,665,248
Hannover Rueckversicherung AG	23,595	1,848,047
HeidelbergCement AG	23,024	1,408,878
Merck KGaA	47,577	6,270,397
Muenchener Rueckversicherungs AG	3,247	586,173

The accompanying notes are an integral part of these financial statements.	(Continued)

46	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 2)
Germany - 7.2% (continued)
Salzgitter AG	7,753	$406,324
SAP AG	24,525	1,972,120
Suedzucker AG	19,032	781,208

		49,357,129

Hong Kong - 2.7%
AIA Group Ltd.	459,200	1,821,341
ASM Pacific Technology Ltd. (a)	6,404	78,622
BOC Hong Kong Holdings Ltd.	268,053	843,236
Cheung Kong Holdings Ltd.	18,278	284,395
Cheung Kong Infrastructure Holdings Ltd.	25,827	159,533
CLP Holdings Ltd.	122,509	1,029,300
First Pacific Co., Ltd.	104,000	114,849
Galaxy Entertainment Group Ltd. †	119,000	477,164
Hang Lung Group Ltd.	42,276	243,215
Hang Seng Bank Ltd.	28,835	445,125
Henderson Land Development Co. Ltd.	16,000	114,547
HKT Trust/HKT Ltd.	694	682
Hong Kong & China Gas Co., Ltd.	242,600	666,546
Hong Kong Exchanges and Clearing Ltd.	54,954	951,043
Hopewell Holdings Ltd.	29,500	127,907
Hutchison Whampoa Ltd.	89,832	951,945
Hysan Development Co., Ltd.	117,000	568,952
Kerry Properties Ltd.	75,000	394,013
Li & Fung Ltd.	221,336	399,398
Lifestyle International Holdings Ltd.	170,000	420,525
Link REIT/The REIT	119,882	600,382
Mongolia Energy Corp. Ltd. †	406	20
MTR Corp. Ltd.	119,500	473,524
New World Development Co., Ltd.	154,896	245,228
NWS Holdings Ltd.	39,000	66,286
PCCW Ltd.	131,000	57,902
Shanghai Industrial Urban Development Group Ltd. †	8	2
Sino Land Co., Ltd.	406,000	743,445
SJM Holdings Ltd.	473,000	1,116,309
Sun Hung Kai Properties Ltd.	77,046	1,168,421
Swire Pacific Ltd., Class A	31,530	394,407
Swire Properties Ltd.	71	239
Television Broadcasts Ltd.	403	3,030
Wharf Holdings Ltd.	145,243	1,157,547
Wheelock & Co., Ltd.	221,621	1,130,509
Wing Hang Bank Ltd.	7,000	73,733
Wynn Macau Ltd. †	168,000	462,618
Yue Yuen Industrial Holdings Ltd.	259,609	878,050

		18,663,990

Italy - 2.0%
Assicurazioni Generali SpA	52,361	956,882
Enel SpA	334,175	1,389,994
Eni SpA	219,563	5,378,746
Fiat Industrial SpA	123,907	1,357,471
Intesa Sanpaolo SpA	450,059	778,292
Prysmian SpA	100,175	1,999,591
Telecom Italia SpA	1,385,934	1,257,133
UniCredit SpA †	181,238	892,498

		14,010,607

	SHARES	VALUE (Note 2)
Japan - 17.1%
Ajinomoto Co., Inc.	160,000	$2,117,194
Alfresa Holdings Corp.	14,500	566,766
Asahi Glass Co., Ltd.	413	3,016
Astellas Pharma, Inc.	55,400	2,490,872
Azbil Corp.	37	748
Brother Industries Ltd. (a)	146,800	1,580,368
Canon, Inc. (a)	76,115	2,950,199
Casio Computer Co., Ltd. (a)	52,400	459,927
Central Japan Railway Co.	28,100	2,280,582
Chiyoda Corp.	118,000	1,690,370
Chubu Electric Power Co., Inc.	82,997	1,107,575
Chugai Pharmaceutical Co., Ltd.	13,400	256,745
Credit Saison Co., Ltd.	12	300
Daicel Corp.	193,000	1,276,954
Daido Steel Co., Ltd.	78,000	395,518
Daihatsu Motor Co., Ltd.	60,000	1,195,371
Daito Trust Construction Co., Ltd.	3,987	376,812
Daiwa House Industry Co., Ltd.	17,295	297,349
Daiwa Securities Group, Inc.	87,000	485,377
East Japan Railway Co.	45,513	2,943,059
FamilyMart Co., Ltd.	7,200	296,626
Fuji Electric Co., Ltd.	162,000	398,587
Fuji Heavy Industries Ltd.	206,721	2,606,818
FUJIFILM Holdings Corp.	43	865
Fujitsu Ltd.	38,000	159,371
Fukuoka Financial Group, Inc.	266,046	1,065,453
Hitachi High-Technologies Corp.	13,800	285,572
Hitachi Ltd.	109,000	641,411
Honda Motor Co., Ltd.	33,697	1,247,956
IHI Corp.	722,000	1,872,222
Isetan Mitsukoshi Holdings Ltd.	51,600	504,976
Isuzu Motors Ltd.	126,000	751,895
ITOCHU Corp.	38,144	403,148
J Front Retailing Co., Ltd.	26,000	144,101
Japan Petroleum Exploration Co.	12,000	423,810
Japan Real Estate Investment Corp. REIT	29	285,712
Japan Retail Fund Investment Corp. REIT	93	170,959
Japan Tobacco, Inc.	115,600	3,265,628
JGC Corp.	63,000	1,963,172
JTEKT Corp.	89,370	852,003
JX Holdings, Inc.	95	536
Kajima Corp.	145,000	479,760
Kaneka Corp.	625	3,162
Kansai Electric Power Co., Inc./The	32	336
Kao Corp.	7,085	184,618
Keisei Electric Railway Co., Ltd.	100,000	843,881
Kinden Corp.	564	3,675
Koito Manufacturing Co., Ltd.	133,000	1,939,685
Komatsu Ltd.	38	975
Konica Minolta Holdings, Inc.	303,000	2,180,489
Marubeni Corp.	974	6,989
Medipal Holdings Corp.	79,700	883,666
Miraca Holdings, Inc.	6	242
Mitsubishi Electric Corp.	53,000	451,261
Mitsubishi Estate Co., Ltd.	74,020	1,772,091
Mitsubishi UFJ Financial Group, Inc.	1,027,091	5,557,706
Mitsubishi UFJ Lease & Finance Co., Ltd.	18,600	800,101

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	47

Schedule of Investments	December 31, 2012

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 2)
Japan - 17.1% (continued)
Mitsui & Co., Ltd.	211,143	$3,164,794
Mitsui Fudosan Co., Ltd.	44,205	1,081,391
Mitsumi Electric Co., Ltd. †	89	521
Mizuho Financial Group, Inc.	826,310	1,515,028
MS&AD Insurance Group Holdings	83,000	1,656,429
Namco Bandai Holdings, Inc.	116,600	1,511,393
NHK Spring Co., Ltd.	51,700	426,009
Nippon Building Fund, Inc. REIT	31	320,688
Nippon Electric Glass Co., Ltd.	234,000	1,332,394
Nippon Steel & Sumitomo Metal	405	997
Nippon Telegraph & Telephone Corp.	19,019	800,756
Nishi-Nippon City Bank Ltd./The	737	1,829
Nisshin Seifun Group, Inc.	20,084	251,334
Nisshin Steel Holdings Co. Ltd. †	39,900	363,837
Nitto Denko Corp.	15,383	757,592
Nomura Holdings, Inc.	191,200	1,131,768
Nomura Real Estate Holdings, Inc.	3,300	63,104
NSK Ltd.	172,000	1,223,892
NTT DOCOMO, Inc.	361	520,389
Obayashi Corp.	165,000	930,289
ORIX Corp.	5,939	670,861
Osaka Gas Co., Ltd.	389,802	1,415,887
Otsuka Holdings Co., Ltd.	23,600	664,842
Rengo Co., Ltd.	299	1,510
Resona Holdings, Inc.	488,500	2,233,603
Seino Holdings Co., Ltd.	837	5,310
Sekisui Chemical Co., Ltd.	109,000	950,884
Sekisui House Ltd.	32,000	350,390
Seven & I Holdings Co., Ltd.	95,039	2,679,223
Sharp Corp.	245	863
Shimamura Co., Ltd.	6,400	621,925
Shinsei Bank Ltd.	555,000	1,110,853
Shionogi & Co., Ltd.	103,900	1,731,372
Softbank Corp.	25,900	949,008
Sojitz Corp.	609,162	900,671
Sony Corp.	71	796
Sumitomo Corp.	109,500	1,404,863
Sumitomo Heavy Industries Ltd.	426,000	2,041,618
Sumitomo Metal Mining Co., Ltd.	119,000	1,679,790
Sumitomo Mitsui Financial Group, Inc.	90,036	3,272,072
Sumitomo Mitsui Trust Holdings, Inc.	206,341	727,003
Sumitomo Realty & Development Co., Ltd.	20,261	674,972
Suzuken Co., Ltd.	28,700	808,565
Suzuki Motor Corp.	97,200	2,543,561
T&D Holdings, Inc.	112,300	1,367,283
Taisei Corp.	568,000	1,888,756
Takeda Pharmaceutical Co., Ltd.	5,981	267,321
THK Co., Ltd.	26,100	469,427
Toho Co., Ltd.	4,000	70,402
Tohoku Electric Power Co., Inc. †	15,700	146,395
Tokai Rika Co., Ltd.	99	1,378
Tokio Marine Holdings, Inc.	31,500	877,567
Tokyo Electric Power Co., Inc †	62,373	150,322
Tokyo Gas Co., Ltd.	178,071	813,616
Tokyu Land Corp.	26,483	194,044
Tosoh Corp.	665,000	1,599,997
Toyo Suisan Kaisha Ltd.	11,000	293,081

	SHARES	VALUE (Note 2)
Japan - 17.1% (continued)
Toyota Boshoku Corp.	64,500	$747,841
Toyota Motor Corp.	105,878	4,944,095
Toyota Tsusho Corp.	38,500	950,287
USS Co., Ltd.	16,584	1,726,885
West Japan Railway Co.	48,900	1,926,497
Yamaha Corp.	4,900	51,969

		117,906,599

Luxembourg - 0.3%
ArcelorMittal	68,789	1,199,366
Millicom International Cellular SA SDR	8,418	730,691

		1,930,057

Netherlands - 3.7%
ASML Holding NV	37,614	2,412,322
Corio NV REIT	2,205	101,113
Gemalto NV	55,350	4,996,156
ING Groep NV CVA †	159,010	1,510,274
Koninklijke Ahold NV	339,927	4,558,081
Koninklijke DSM NV	25,048	1,526,567
Koninklijke Philips Electronics NV	285,445	7,558,637
Unilever NV CVA	75,159	2,875,853

		25,539,003

Singapore - 1.6%
Ascendas Real Estate Investment Trust REIT	80,637	157,800
CapitaLand Ltd.	7,000	21,547
CapitaMall Trust REIT	116,994	205,590
ComfortDelGro Corp. Ltd.	278,000	408,973
DBS Group Holdings Ltd.	112,128	1,376,542
Fraser and Neave Ltd.	50,000	399,529
Global Logistic Properties Ltd.	89,000	205,832
Golden Agri-Resources Ltd.	1,004,000	540,303
Hutchison Port Holdings Trust, Class U	253,000	202,493
Jardine Cycle & Carriage Ltd.	66	2,629
Keppel Corp. Ltd.	79,728	728,041
Keppel Land Ltd.	222,000	743,536
Neptune Orient Lines Ltd. †(a)	150,000	142,842
Noble Group Ltd.	408,000	394,178
Oversea-Chinese Banking Corp. Ltd.	173,479	1,397,891
SembCorp Industries Ltd.	48,017	209,370
Singapore Airlines Ltd.	21,000	186,261
Singapore Exchange Ltd.	40,472	235,187
Singapore Technologies Engineering Ltd.	63,265	199,677
Singapore Telecommunications Ltd.	422,524	1,149,700
StarHub Ltd.	23,988	75,135
United Overseas Bank Ltd.	96,097	1,576,379
UOL Group Ltd.	18,000	88,774
Yangzijiang Shipbuilding Holdings Ltd. (a)	558,319	447,314

		11,095,523

Spain - 1.7%
ACS Actividades de Construccion y Servicios SA	8,859	224,519
Amadeus IT Holding SA, A Shares	35,353	893,420
Banco Bilbao Vizcaya Argentaria SA	196,454	1,825,221
Banco Santander SA	454,190	3,691,206

The accompanying notes are an integral part of these financial statements.	(Continued)

48	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 2)
Spain - 1.7% (continued)
Distribuidora Internacional de Alimentacion SA	367,312	$2,346,810
Enagas SA	53,884	1,154,413
Iberdrola SA	244,898	1,367,682

		11,503,271

Sweden - 3.4%
Boliden AB	174,343	3,312,692
Electrolux AB, Series B	260,148	6,871,669
Investor AB, B Shares	19,364	508,695
Sandvik AB	77,198	1,240,708
Scania AB, B Shares	60,520	1,258,295
SKF AB, B Shares	40,839	1,034,354
Svenska Cellulosa AB, B Shares	164,814	3,583,487
Swedish Match AB	140,006	4,699,990
TeliaSonera AB	90,089	611,614

		23,121,504

Switzerland - 7.5%
Adecco SA †	1,893	100,250
Aryzta AG †	7,955	409,328
Compagnie Financiere Richemont SA, Class A	69,122	5,425,770
Nestle SA	176,041	11,485,526
Novartis AG	112,540	7,109,522
Roche Holding AG	57,127	11,550,005
STMicroelectronics NV	302,856	2,198,593
Sulzer AG	11,721	1,855,073
Syngenta AG	15,534	6,275,524
Transocean Ltd.	11,824	530,113
Wolseley PLC	84,180	4,025,380
Zurich Insurance Group AG †	2,038	546,098

		51,511,182

United Kingdom - 18.2%
AMEC PLC	39,348	650,460
Anglo American PLC	19,344	609,783
AstraZeneca PLC	171,603	8,132,219
Aviva PLC	280,251	1,734,178
Babcock International Group PLC	48,590	766,994
BAE Systems PLC	442,521	2,459,615
Barclays PLC	2,236,606	9,715,773
BHP Billiton PLC	107,199	3,781,283
BP PLC	867,638	6,032,613
British American Tobacco PLC	148,481	7,548,028
British Land Co. PLC REIT	29,205	269,814
BT Group PLC	613,066	2,338,971
Experian PLC	97,933	1,578,379
GKN PLC	159,668	602,393
GlaxoSmithKline PLC	341,170	7,428,058
Glencore International PLC	202,161	1,167,850
Hammerson PLC REIT	28,872	231,517
HSBC Holdings PLC	1,273,881	13,499,028
Imperial Tobacco Group PLC	107,121	4,153,250
Investec PLC	16,924	117,819
ITV PLC	1,842,919	3,197,034
J Sainsbury PLC	140,391	794,282
Johnson Matthey PLC	75,510	2,966,269

	SHARES	VALUE (Note 2)
United Kingdom - 18.2% (continued)
Kazakhmys PLC	116,972	$1,511,826
Kingfisher PLC	422,221	1,972,859
Land Securities Group PLC REIT	24,126	321,866
Legal & General Group PLC	1,238,241	2,969,139
Lloyds Banking Group PLC †	2,090,666	1,666,041
National Grid PLC	42,987	493,036
Next PLC	35,023	2,125,983
Randgold Resources Ltd.	3,761	372,065
Reed Elsevier PLC	49,673	524,430
Rio Tinto PLC	65,621	3,827,388
Royal Bank of Scotland Group PLC †	333,629	1,783,225
Royal Dutch Shell PLC, A Shares	181,544	6,301,428
Royal Dutch Shell PLC, B Shares	114,217	4,074,843
RSA Insurance Group PLC	1,325,063	2,736,480
Sage Group PLC/The	58,964	283,529
Segro PLC REIT	49,428	200,630
Smith & Nephew PLC	125,497	1,387,231
Tate & Lyle PLC	124,842	1,544,571
TUI Travel PLC	469,786	2,179,927
Tullow Oil PLC	33,537	699,160
Unilever PLC	67,483	2,623,126
Vodafone Group PLC	1,171,928	2,950,054
WPP PLC	62,942	919,531
Xstrata PLC	106,095	1,851,974

		125,095,952

TOTAL COMMON STOCKS (cost $506,384,273)		585,394,293

PREFERRED STOCKS - 1.3%

Germany - 1.3%
Henkel AG & Co. KGaA	50,844	4,182,988
ProSiebenSat.1 Media AG	60,023	1,709,684
Volkswagen AG	13,560	3,111,328

TOTAL PREFERRED STOCKS (cost $7,362,014)		9,004,000

MONEY MARKET FUNDS - 10.8%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (d)(e) (cost $74,381,692)	74,381,692	74,381,692

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 0.8%
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.120% (d)(f) (cost $5,135,864)	5,135,864	5,135,864

TOTAL INVESTMENTS - 98.1% (cost $593,263,843)		673,915,849

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9% (g)		13,181,109

NET ASSETS - 100.0%		$687,096,958

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $4,849,090; cash collateral of $5,135,864 was received with which the Fund purchased a money market fund.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	49

Schedule of Investments	December 31, 2012

AQR INTERNATIONAL EQUITY FUND

(b)	Security fair valued at $0 as of December 31, 2012 using procedures approved by the Board of Trustees.
(c)	Represents less than 0.05 percent of net assets.
(d)	Represents annualized seven-day yield as of December 31, 2012.
(e)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(f)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(g)	Includes appreciation on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(3)	Level 3 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certificate of Shares

FDR - Fiduciary Depositary Receipt

REIT - Real Estate Investment Trust

SDR - Swedish Depository Receipt

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$77,591,843	11.3%
Consumer Staples	75,410,504	11.0
Energy	31,938,709	4.7
Financials	134,273,478	19.5
Health Care	77,798,369	11.3
Industrials	80,710,333	11.7
Information Technology	24,632,342	3.6
Materials	59,136,038	8.6
Telecommunication Services	19,734,214	2.9
Utilities	13,172,463	1.9
Money Market Funds	79,517,556	11.6

Total Investments	673,915,849	98.1
Other Assets in Excess of Liabilities (g)	13,181,109	1.9

Net Assets	$687,096,958	100.0%

Total return swap contract outstanding as of December 31, 2012:

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	Swiss Market Index Futures	3/15/2013	CHF	(4,497,526)	$46,560

Money Market Fund investment pledged as collateral for total return swap contract is included in the collateral for forward foreign currency exchange contracts.

Open futures contracts outstanding at December 31, 2012:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
1,273	CAC40 10 Euro Futures	January 18, 2013	$61,329,255	$61,196,393	$(132,862)
70	DAX Index Futures	March 15, 2013	17,622,274	17,598,068	(24,206)
113	FTSE 100 Index Futures	March 15, 2013	10,853,439	10,734,756	(118,683)
171	Hang Seng Index Futures	January 30, 2013	24,929,220	25,011,799	82,579
186	IBEX 35 Index Futures	January 18, 2013	19,626,086	19,815,169	189,083
29	MSCI Singapore Index Futures	January 30, 2013	1,710,462	1,709,778	(684)
209	TOPIX Index Futures	March 7, 2013	18,979,477	20,782,998	1,803,521

			155,050,213	156,848,961	1,798,748

Short Contracts:
5	Amsterdam Index Futures	January 18, 2013	(452,717)	(452,875)	(158)
7	FTSE/MIB Index Futures	March 15, 2013	(738,637)	(753,216)	(14,579)
1,325	OMXS30 Index Futures	January 18, 2013	(22,367,315)	(22,570,120)	(202,805)
418	SPI 200 Index Futures	March 21, 2013	(49,723,073)	(50,091,920)	(368,847)

			(73,281,742)	(73,868,131)	(586,389)

			$81,768,471	$82,980,830	$1,212,359

The accompanying notes are an integral part of these financial statements.	(Continued)

50	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR INTERNATIONAL EQUITY FUND

Cash held as collateral with broker for futures contracts was $13,546,834 at December 31, 2012.

Forward foreign currency exchange contracts outstanding as of December 31, 2012:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 03/20/13	The Royal Bank of Scotland	CHF	23,818,000	$26,135,440	$26,077,838	$(57,602)
Danish Krone, Expiring 03/20/13	The Royal Bank of Scotland	DKK	794,000	140,377	140,652	275
Euro, Expiring 03/20/13	The Royal Bank of Scotland	EUR	39,587,000	51,920,382	52,288,410	368,028
British Pound, Expiring 03/20/13	The Royal Bank of Scotland	GBP	38,528,300	61,995,604	62,572,220	576,616
Hong Kong Dollar, Expiring 03/20/13	The Royal Bank of Scotland	HKD	23,132,000	2,985,263	2,985,207	(56)
Israeli Shekel, Expiring 03/20/13	The Royal Bank of Scotland	ILS	15,621,000	4,089,350	4,172,287	82,937
Norwegian Krone, Expiring 03/20/13	The Royal Bank of Scotland	NOK	683,082,000	120,586,179	122,563,373	1,977,194
New Zealand Dollar, Expiring 03/20/13	The Royal Bank of Scotland	NZD	17,435,000	14,290,367	14,338,044	47,677
Swedish Krona, Expiring 03/20/13	The Royal Bank of Scotland	SEK	370,867,000	55,977,827	56,930,036	952,209
Singapore Dollar, Expiring 03/20/13	The Royal Bank of Scotland	SGD	2,862,300	2,346,070	2,342,998	(3,072)

				340,466,859	344,411,065	3,944,206

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/20/13	The Royal Bank of Scotland	AUD	(34,284,900)	$(35,555,196)	$(35,404,668)	$150,528
Swiss Franc, Expiring 03/20/13	The Royal Bank of Scotland	CHF	(39,220,800)	(42,397,470)	(42,942,047)	(544,577)
Danish Krone, Expiring 03/20/13	The Royal Bank of Scotland	DKK	(39,506,000)	(6,931,369)	(6,998,218)	(66,849)
Euro, Expiring 03/20/13	The Royal Bank of Scotland	EUR	(19,983,600)	(26,078,557)	(26,395,298)	(316,741)
British Pound, Expiring 03/20/13	The Royal Bank of Scotland	GBP	(5,622,000)	(9,118,722)	(9,130,458)	(11,736)
Hong Kong Dollar, Expiring 03/20/13	The Royal Bank of Scotland	HKD	(503,000)	(64,921)	(64,913)	8
Israeli Shekel, Expiring 03/20/13	The Royal Bank of Scotland	ILS	(1,165,000)	(307,681)	(311,165)	(3,484)
Japanese Yen, Expiring 03/21/13	The Royal Bank of Scotland	JPY	(9,264,894,200)	(112,513,622)	(107,008,444)	5,505,178
Norwegian Krone, Expiring 03/20/13	The Royal Bank of Scotland	NOK	(284,333,000)	(50,318,343)	(51,017,025)	(698,682)
New Zealand Dollar, Expiring 03/20/13	The Royal Bank of Scotland	NZD	(15,143,000)	(12,401,655)	(12,453,169)	(51,514)
Swedish Krona, Expiring 03/20/13	The Royal Bank of Scotland	SEK	(96,390,000)	(14,425,344)	(14,796,372)	(371,028)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	51

Schedule of Investments	December 31, 2012

AQR INTERNATIONAL EQUITY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Singapore Dollar, Expiring 03/20/13	The Royal Bank of Scotland	SGD	(790,000)	$(648,321)	$(646,672)	$1,649

				(310,761,201)	(307,168,449)	3,592,752

				$29,705,658	$37,242,616	$7,536,958

Money Market Fund is pledged as collateral for total return swap and forward foreign currency exchange contracts in the amount of $63. Additional cash held as collateral for the broker for forward currency exchange contracts was $6,010,000 at December 31, 2012.

AUD - Australian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

ILS - Israeli Shekel

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

The accompanying notes are an integral part of these financial statements.

52	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR EMERGING DEFENSIVE EQUITY FUND

COMMON STOCKS - 96.0%	SHARES	VALUE (Note 2)
Brazil - 14.0%
All America Latina Logistica SA (1)	1,300	$5,276
CCR SA (1)	10,800	102,593
Centrais Eletricas Brasileiras SA ADR (1)(a)	440	1,373
Cia de Bebidas das Americas ADR (1)(a)	2,230	93,638
Cia de Saneamento Basico do Estado de Sao Paulo ADR (1)	207	17,299
Cia Energetica de Minas Gerais ADR (1)	3,853	41,844
Cia Hering (1)	1,800	36,914
Cia Paranaense de Energia ADR (1)	1,118	17,161
Cielo SA (1)	200	5,567
CPFL Energia SA ADR (1)	3,984	83,505
Diagnosticos da America SA (1)	4,600	29,633
EDP - Energias do Brasil SA (1)	16,600	101,262
Light SA (1)	5,300	57,776
Natura Cosmeticos SA (1)	3,800	108,831
Souza Cruz SA (1)	6,900	103,829
Telefonica Brasil SA ADR (1)(a)	2,735	65,804
Tim Participacoes SA ADR (1)(a)	1,544	30,602
Tractebel Energia SA (1)	5,900	96,100
Vale SA (1)	300	6,195

		1,005,202

Chile - 4.5%
Banco Santander Chile ADR (1)(a)	2,493	71,026
Cencosud SA (1)	12,916	70,023
Enersis SA ADR (1)	3,843	70,019
SACI Falabella (1)	7,112	73,258
Sociedad Quimica y Minera de Chile SA ADR (1)	728	41,962

		326,288

China - 2.4%
China Petroleum & Chemical Corp. ADR (1)	135	15,514
China Yurun Food Group Ltd. †	25,000	18,496
Dongfeng Motor Group Co., Ltd., H Shares	8,000	12,595
PetroChina Co., Ltd. ADR (1)	165	23,724
Sun Art Retail Group Ltd.	32,500	50,246
Tsingtao Brewery Co. Ltd., H Shares	6,000	35,762
Want Want China Holdings Ltd.	5,000	7,007
ZHuzhou CSR Times Electric Co., Ltd., H Shares	2,000	7,591

		170,935

Hong Kong - 1.4%
China Merchants Holdings International Co. Ltd.	4,000	13,063
China Unicom Hong Kong Ltd. ADR (1)	2,264	36,880
GOME Electrical Appliances Holding Ltd. †	425,000	51,425

		101,368

India - 0.3%
Dr Reddy’s Laboratories Ltd. ADR (1)	693	23,070

Indonesia - 5.1%
Bank Central Asia Tbk PT	75,500	71,535
Bank Mandiri Persero Tbk PT	19,000	16,050
Bank Negara Indonesia Persero Tbk PT	17,000	6,552
Indo Tambangraya Megah Tbk PT	7,000	30,303

	SHARES	VALUE (Note 2)
Indonesia - 5.1% (continued)
Perusahaan Gas Negara Persero Tbk PT	132,500	$63,447
Semen Gresik Persero Tbk PT	49,500	81,765
Telekomunikasi Indonesia Persero Tbk PT ADR (1)(a)	2,285	84,431
United Tractors Tbk PT	5,500	11,345

		365,428

Korea, Republic of - 12.5%
Amorepacific Corp. †	42	47,612
Cheil Industries, Inc. †	322	28,464
Daewoo International Corp. †	190	7,077
E-Mart Co., Ltd. †	61	13,561
Honam Petrochemical Corp. †	77	17,939
Hyundai Department Store Co., Ltd. †	195	29,011
Hyundai Glovis Co. Ltd. †	302	62,858
Hyundai Mobis †	106	28,759
Hyundai Wia Corp. †	34	5,538
Kangwon Land, Inc. †	2,470	67,507
Kia Motors Corp. †	303	16,112
Korea Zinc Co. Ltd. †	20	7,645
KT Corp. ADR (1)	5,621	94,096
KT&G Corp. †	1,118	84,626
LG Chem Ltd. †	97	30,317
LG Display Co. Ltd. †	200	5,899
LG Household & Health Care Ltd. †	92	56,360
LG Uplus Corp. †	5,900	43,176
Lotte Shopping Co., Ltd. †	232	81,932
Samsung Electronics Co. Ltd. GDR	63	44,782
Samsung Engineering Co., Ltd. †	118	18,384
Samsung Fire & Marine Insurance Co. Ltd.	25	5,079
Samsung Life Insurance Co., Ltd.	329	29,017
Samsung Techwin Co. Ltd. †	122	6,848
SK Telecom Co., Ltd. ADR (1)(a)	4,489	71,061

		903,660

Malaysia - 14.6%
AMMB Holdings Bhd	29,800	66,417
Axiata Group Bhd	30,600	66,186
CIMB Group Holdings Bhd	30,300	75,845
DiGi.Com Bhd	60,500	105,149
Kuala Lumpur Kepong Bhd	6,700	52,795
Malayan Banking Bhd	34,900	105,259
Maxis Bhd	42,500	92,525
Petronas Chemicals Group Bhd	24,800	52,041
Public Bank Bhd	11,600	61,897
Sime Darby Bhd	33,700	105,250
Telekom Malaysia Bhd	53,300	105,444
Tenaga Nasional Bhd	43,900	99,800
UMW Holdings Bhd	16,800	65,840

		1,054,448

Mexico - 4.1%
America Movil SAB de CV, Series L ADR (1)(a)	1,726	39,940
Coca-Cola Femsa SAB de CV ADR (1)(a)	650	96,876
Grupo Televisa SAB ADR (1)(a)	2,109	56,057
Wal-Mart de Mexico SAB de CV, Series V (1)	31,300	102,135

		295,008

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	53

Schedule of Investments	December 31, 2012

AQR EMERGING DEFENSIVE EQUITY FUND

	SHARES	VALUE (Note 2)
Poland - 3.7%
Bank Pekao SA	350	$18,992
PGE SA	12,572	74,170
Powszechna Kasa Oszczednosci Bank Polski SA	2,012	24,096
Powszechny Zaklad Ubezpieczen SA	555	78,572
Telekomunikacja Polska SA	18,152	71,608

		267,438

Russia - 2.6%
Lukoil OAO ADR (1)	949	64,057
Magnit OJSC GDR	1,242	50,494
MMC Norilsk Nickel OJSC ADR (1)	1,841	34,869
Rosneft OAO GDR	770	6,806
Tatneft OAO ADR	751	33,437

		189,663

South Africa - 14.6%
ABSA Group Ltd.	2,086	40,611
Aspen Pharmacare Holdings Ltd. †	4,372	87,533
Bidvest Group Ltd.	3,210	82,124
FirstRand Ltd.	3,618	13,313
Gold Fields Ltd. ADR (1)(a)	7,891	98,559
Kumba Iron Ore Ltd.	835	56,499
Life Healthcare Group Holdings Ltd.	18,417	74,014
Mr Price Group Ltd.	1,581	26,202
MTN Group Ltd.	1,534	32,289
Nedbank Group Ltd.	1,971	44,048
Remgro Ltd.	5,512	104,029
Sanlam Ltd.	11,228	59,788
Shoprite Holdings Ltd.	3,556	86,265
Standard Bank Group Ltd.	6,482	91,428
Tiger Brands Ltd.	597	23,021
Vodacom Group Ltd.	2,962	43,590
Woolworths Holdings Ltd.	10,660	89,733

		1,053,046

Taiwan - 8.9%
Acer, Inc. †	43,000	37,500
Cheng UEI Precision Industry Co., Ltd.	6,059	13,140
China Petrochemical Development Corp.	1,400	874
China Steel Corp.	32,480	30,671
Chunghwa Telecom Co., Ltd. ADR (1)	1,303	42,139
Evergreen Marine Corp. Taiwan Ltd. †	39,000	23,433
Far EasTone Telecommunications Co. Ltd.	32,000	81,708
Foxconn Technology Co., Ltd.	7,350	23,220
Hon Hai Precision Industry Co., Ltd.	7,000	21,667
HTC Corp.	2,000	20,891
Kinsus Interconnect Technology Corp.	2,000	6,319
Powertech Technology, Inc.	10,000	16,239
Realtek Semiconductor Corp.	20,200	43,015
Richtek Technology Corp.	4,000	23,592
Synnex Technology International Corp.	18,000	33,327
Taiwan Mobile Co. Ltd.	21,000	77,607
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (1)	2,756	47,293
Uni-President Enterprises Corp.	44,890	82,696
Wistron Corp.	13,650	14,290

		639,621

	SHARES	VALUE (Note 2)
Thailand - 4.1%
Advanced Info Service PCL NVDR	15,600	$107,294
CP ALL PCL NVDR	57,700	86,762
PTT Global Chemical PCL NVDR	27,200	62,929
PTT PCL NVDR	3,700	40,450

		297,435

Turkey - 3.2%
Akbank TAS	1,415	7,021
KOC Holding AS	12,784	66,796
Turk Hava Yollari †	5,020	17,706
Turk Telekomunikasyon AS	27,179	105,671
Turkcell Iletisim Hizmetleri AS †	3,600	23,393
Turkiye Garanti Bankasi AS	1,356	7,078

		227,665

TOTAL COMMON STOCKS (cost $6,420,245)		6,920,275

PREFERRED STOCKS - 0.5%

Brazil - 0.5%
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (1)	3,800	31,180
Lojas Americanas SA (1)	801	7,168

TOTAL PREFERRED STOCKS (cost $46,259)		38,348

EXCHANGE-TRADED FUNDS - 2.0%
iShares MSCI Emerging Markets Index
Fund (1) (cost $124,586)	3,220	142,807

MONEY MARKET FUNDS - 6.7%
J.P. Morgan U.S. Treasury Plus Money
Market Fund - Institutional Shares, 0.000% (b) (cost $480,043)	480,043	480,043

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 2.5%
J.P. Morgan Prime Money Market Fund -
Capital Shares, 0.120% (b)(c) (cost $179,141)	179,141	179,141

TOTAL INVESTMENTS - 107.7% (cost $7,250,274)		7,760,614

LIABILITIES IN EXCESS OF OTHER ASSETS - (7.7%)		(554,094)

NET ASSETS - 100.0%		$7,206,520

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $174,682; cash collateral of $179,141 was received with which the Fund purchased a money market fund.
(b)	Represents annualized seven-day yield as of December 31, 2012.
(c)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.

The accompanying notes are an integral part of these financial statements.	(Continued)

54	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR EMERGING DEFENSIVE EQUITY FUND

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

NVDR - Non-Voting Depositary Receipt

SECTOR	VALUE	% OF NET ASSETS

Consumer Discretionary	$648,052	9.0%
Consumer Staples	1,271,036	17.6
Energy	214,291	3.0
Financials	997,652	13.8
Health Care	214,250	3.0
Industrials	530,345	7.4
Information Technology	356,741	4.9
Materials	550,729	7.6
Mutual Fund	142,807	2.0
Telecommunication Services	1,420,592	19.7
Utilities	754,935	10.5
Money Market Funds	659,184	9.2

Total Investments	7,760,614	107.7
Liabilities in Excess of Other Assets	(554,094)	(7.7)

Net Assets	$7,206,520	100.0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	55

Schedule of Investments	December 31, 2012

AQR INTERNATIONAL DEFENSIVE EQUITY FUND

COMMON STOCKS - 91.3%	SHARES	VALUE (Note 2)
Australia - 15.4%
AGL Energy Ltd.	2,108	$33,888
Amcor Ltd.	9,198	77,739
APA Group	1,621	9,358
ASX Ltd.	1,108	36,159
Aurizon Holdings Ltd.	6,529	25,675
Brambles Ltd.	1,955	15,502
Coca-Cola Amatil Ltd.	6,085	85,515
Cochlear Ltd.	805	66,734
Commonwealth Bank of Australia	226	14,719
Computershare Ltd.	222	2,094
Crown Ltd.	1,432	16,004
CSL Ltd.	563	31,785
Insurance Australia Group Ltd.	1,888	9,299
Metcash Ltd.	16,471	57,101
Orica Ltd.	208	5,472
Sonic Healthcare Ltd.	3,275	45,714
Sydney Airport	4,034	14,210
Tabcorp Holdings Ltd.	13,620	43,502
Tatts Group Ltd.	8,784	27,668
Telstra Corp. Ltd.	19,041	86,765
Transurban Group	7,180	45,640
Wesfarmers Ltd.	2,082	80,326
Woodside Petroleum Ltd.	806	28,722
Woolworths Ltd.	2,747	84,273
WorleyParsons Ltd.	623	15,346

		959,210

Belgium - 1.1%
Belgacom SA	973	28,617
Delhaize Group SA	382	15,387
Umicore SA	393	21,762

		65,766

Canada - 15.3%
Agnico-Eagle Mines Ltd. (1)	53	2,778
Agrium, Inc. (1)	22	2,193
Bank of Montreal (1)	908	55,555
Bank of Nova Scotia (1)	789	45,577
Barrick Gold Corp. (1)	203	7,106
BCE, Inc. (1)	1,975	84,643
Canadian Imperial Bank of Commerce (1)	546	43,896
Canadian National Railway Co. (1)	344	31,239
Enbridge, Inc. (1)	659	28,501
Franco-Nevada Corp. (1)	472	26,943
Goldcorp, Inc. (1)	242	8,897
IAMGOLD Corp. (1)	2,745	31,432
Imperial Oil Ltd. (1)	1,040	44,676
Intact Financial Corp. (1)	812	52,873
Loblaw Cos., Ltd. (1)(a)	280	11,803
Metro, Inc. (1)	663	42,212
National Bank of Canada (1)	599	46,513
Pembina Pipeline Corp. (1)	742	21,230
Potash Corp of Saskatchewan, Inc. (1)	155	6,308
Rogers Communications, Inc., Class B (1)	536	24,335
Royal Bank of Canada (1)	303	18,240
Shaw Communications, Inc., Class B (1)	1,402	32,192
Shoppers Drug Mart Corp. (1)	1,536	66,091
Silver Wheaton Corp. (1)	759	27,363

	SHARES	VALUE (Note 2)
Canada - 15.3% (continued)
Tim Hortons, Inc. (1)	1,736	$85,221
Toronto-Dominion Bank/The (1)	362	30,479
TransCanada Corp. (1)(a)	734	34,697
Yamana Gold, Inc. (1)	2,227	38,307

		951,300

Denmark - 1.2%
Coloplast A/S, Class B	605	29,669
Novo Nordisk A/S, Class B	270	43,966

		73,635

France - 2.4%
Cie Generale d’Optique Essilor International SA	367	37,015
Danone SA	686	45,337
Dassault Systemes SA	157	17,554
L’Oreal SA	145	20,176
Pernod-Ricard SA	63	7,309
SES SA FDR	361	10,397
Sodexo	77	6,506
Total SA	53	2,758

		147,052

Germany - 2.8%
Adidas AG	285	25,436
Bayer AG	323	30,802
Beiersdorf AG	853	69,844
Fresenius Medical Care AG & Co. KGaA	135	9,317
Fresenius SE & Co. KGaA	27	3,107
Metro AG	653	18,141
SAP AG	235	18,897

		175,544

Hong Kong - 2.6%
CLP Holdings Ltd.	3,500	29,407
Hang Seng Bank Ltd.	1,600	24,699
Hong Kong & China Gas Co., Ltd.	16,000	43,960
Power Assets Holdings Ltd.	3,500	30,029
SJM Holdings Ltd.	4,000	9,440
Wynn Macau Ltd. †	8,800	24,232

		161,767

Ireland - 0.1%
James Hardie Industries PLC CDI	362	3,505

Italy - 0.3%
Luxottica Group SpA	507	20,926

Japan - 23.7%
Aeon Co., Ltd.	200	2,286
Ajinomoto Co., Inc.	2,000	26,465
All Nippon Airways Co., Ltd.	3,000	6,303
Asahi Group Holdings Ltd.	1,400	29,810
Asahi Kasei Corp.	1,000	5,913
Astellas Pharma, Inc.	900	40,465
Bank of Yokohama Ltd./The	2,000	9,299
Brother Industries Ltd.	1,600	17,225
Canon, Inc.	600	23,256
Central Japan Railway Co.	500	40,580

The accompanying notes are an integral part of these financial statements.	(Continued)

56	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR INTERNATIONAL DEFENSIVE EQUITY FUND

	SHARES	VALUE (Note 2)
Japan - 23.7% (continued)
Chiba Bank Ltd./The	3,000	$17,574
Chugai Pharmaceutical Co., Ltd.	3,500	67,060
Dai Nippon Printing Co., Ltd.	1,000	7,841
Daiichi Sankyo Co., Ltd.	1,400	21,493
Dentsu, Inc.	300	8,036
East Japan Railway Co.	300	19,399
Eisai Co., Ltd.	700	29,220
FamilyMart Co., Ltd.	600	24,719
Fast Retailing Co., Ltd.	100	25,521
Fujitsu Ltd.	1,000	4,194
Hoya Corp.	1,000	19,704
Kao Corp.	2,200	57,327
Kawasaki Kisen Kaisha Ltd. †	9,000	13,820
KDDI Corp.	300	21,209
Lawson, Inc.	400	27,134
Namco Bandai Holdings, Inc.	1,700	22,036
Nippon Express Co., Ltd.	12,000	49,587
Nippon Yusen KK	1,000	2,354
Nitori Holdings Co., Ltd.	250	18,317
NTT DOCOMO, Inc.	56	80,725
Odakyu Electric Railway Co., Ltd.	2,000	20,808
Omron Corp.	300	7,201
Oriental Land Co., Ltd.	200	24,221
Osaka Gas Co., Ltd.	21,000	76,279
Otsuka Holdings Co., Ltd.	2,500	70,428
Secom Co., Ltd.	1,000	50,382
Seven & I Holdings Co., Ltd.	1,400	39,467
Shimamura Co., Ltd.	300	29,153
Shionogi & Co., Ltd.	1,200	19,997
Shiseido Co., Ltd.	100	1,412
Shizuoka Bank Ltd./The	4,000	39,072
Softbank Corp.	200	7,328
Suzuki Motor Corp.	200	5,234
Sysmex Corp.	200	9,210
Takeda Pharmaceutical Co., Ltd.	900	40,225
Tokyo Gas Co., Ltd.	14,000	63,967
Toyo Suisan Kaisha Ltd.	2,000	53,288
Trend Micro, Inc.	400	12,086
Unicharm Corp.	900	46,768
West Japan Railway Co.	800	31,517
Yamato Holdings Co., Ltd.	5,700	86,623

		1,473,538

Netherlands - 1.4%
Koninklijke Ahold NV	3,917	52,523
Koninklijke KPN NV	1,138	5,628
Unilever NV CVA	708	27,091

		85,242

Norway - 0.7%
Statoil ASA	864	21,777
Telenor ASA	1,226	24,963

		46,740

Singapore - 0.8%
Singapore Telecommunications Ltd.	17,000	46,257
Wilmar International Ltd.	2,000	5,522

		51,779

	SHARES	VALUE (Note 2)
Spain - 0.7%
Inditex SA	301	$42,292

Sweden - 2.3%
Hennes & Mauritz AB, B Shares	1,200	41,588
Swedish Match AB	714	23,969
Tele2 AB, B Shares	4,406	79,638

		145,195

Switzerland - 4.9%
Kuehne + Nagel International AG	272	32,792
Nestle SA	1,305	85,143
Novartis AG	821	51,865
Roche Holding AG	117	23,655
SGS SA	20	44,421
Sonova Holding AG †	159	17,669
Swisscom AG	82	35,532
Syngenta AG	36	14,544

		305,621

United Kingdom - 15.3%
Associated British Foods PLC	3,499	89,394
AstraZeneca PLC	1,652	78,288
British American Tobacco PLC	843	42,854
British Sky Broadcasting Group PLC	1,069	13,483
Burberry Group PLC	617	12,403
Centrica PLC	14,240	77,717
Compass Group PLC	3,711	44,052
Experian PLC	561	9,041
GlaxoSmithKline PLC	1,473	32,071
Imperial Tobacco Group PLC	381	14,772
J Sainsbury PLC	3,512	19,870
Marks & Spencer Group PLC	4,636	29,122
National Grid PLC	7,276	83,451
Next PLC	258	15,661
Pearson PLC	795	15,496
Randgold Resources Ltd.	79	7,815
Reckitt Benckiser Group PLC	878	55,735
Rexam PLC	1,352	9,674
Royal Dutch Shell PLC, B Shares	459	16,375
Sage Group PLC/The	1,205	5,794
Shire PLC	80	2,461
Smith & Nephew PLC	3,441	38,036
SSE PLC	2,916	67,838
Tesco PLC	1,004	5,531
Unilever PLC	1,341	52,126
Vodafone Group PLC	15,558	39,164
Whitbread PLC	485	19,489
WM Morrison Supermarkets PLC	12,932	55,526

		953,239

United States - 0.3%
Thomson Reuters Corp. (1)	569	16,463

TOTAL COMMON STOCKS (cost $5,453,844)		5,678,814

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	57

Schedule of Investments	December 31, 2012

AQR INTERNATIONAL DEFENSIVE EQUITY FUND

PREFERRED STOCKS - 0.5%	SHARES	VALUE (Note 2)

Germany - 0.5%
Henkel AG & Co. KGaA (cost $27,002)	366	$30,111

EXCHANGE-TRADED FUNDS - 7.3%
iShares MSCI EAFE Index Fund (1) (cost $435,587)	7,952	451,833

MONEY MARKET FUNDS - 1.3%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares,
0.000% (b) (cost $80,464)	80,464	80,464

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 0.7%
J.P. Morgan Prime Money Market Fund -
Capital Shares, 0.120% (b)(c) (cost $40,474)	40,474	40,474

TOTAL INVESTMENTS - 101.1% (cost $6,037,371)		6,281,696

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.1%)		(65,395)

NET ASSETS - 100.0%		$6,216,301

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $38,540; cash collateral of $40,474 was received with which the Fund purchased a money market fund.
(b)	Represents annualized seven-day yield as of December 31, 2012.
(c)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

CDI - CHESS Depository Interest

CVA - Dutch Certificate of Shares

FDR - Fiduciary Depositary Receipt

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$684,092	11.0%
Consumer Staples	1,472,353	23.7
Energy	214,082	3.4
Financials	443,957	7.1
Health Care	840,253	13.5
Industrials	547,736	8.8
Information Technology	128,005	2.1
Materials	297,749	4.8
Mutual Fund	451,833	7.3
Telecommunication Services	564,804	9.1
Utilities	515,894	8.3
Money Market Funds	120,938	2.0

Total Investments	6,281,696	101.1
Liabilities in Excess of Other Assets	(65,395)	(1.1)

Net Assets	$6,216,301	100.0%

The accompanying notes are an integral part of these financial statements.

58	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR U.S. DEFENSIVE EQUITY FUND

COMMON STOCKS - 93.3%	SHARES	VALUE (Note 2)
Consumer Discretionary - 8.7%
Advance Auto Parts, Inc.	235	$17,002
Amazon.com, Inc. †	308	77,351
Apollo Group, Inc., Class A †	655	13,703
AutoZone, Inc. †	181	64,152
Big Lots, Inc. †(a)	677	19,267
Chipotle Mexican Grill, Inc. †(a)	49	14,576
Dollar Tree, Inc. †	1,060	42,994
Family Dollar Stores, Inc.	418	26,505
Home Depot, Inc./The	349	21,586
ITT Educational Services, Inc. †(a)	336	5,816
McDonald’s Corp.	1,300	114,673
McGraw-Hill Cos., Inc./The	432	23,617
NIKE, Inc., Class B	98	5,057
O’Reilly Automotive, Inc. †	115	10,283
Panera Bread Co., Class A †	332	52,732
PetSmart, Inc.	924	63,146
priceline.com, Inc. †	9	5,591
Scripps Networks Interactive, Inc., Class A	55	3,186
Target Corp.	582	34,437
Time Warner, Inc.	369	17,649
TJX Cos., Inc.	756	32,092
Tupperware Brands Corp.	314	20,127
Viacom, Inc., Class B	336	17,721
Washington Post Co./The, Class B	6	2,191
Yum! Brands, Inc.	216	14,342

		719,796

Consumer Staples - 23.4%
Altria Group, Inc.	3,673	115,406
Brown-Forman Corp., Class B	1,140	72,105
Campbell Soup Co. (a)	874	30,494
Church & Dwight Co., Inc. (a)	1,197	64,123
Clorox Co./The (a)	585	42,834
Coca-Cola Co./The	644	23,345
Colgate-Palmolive Co.	1,096	114,576
Costco Wholesale Corp.	1,178	116,351
CVS Caremark Corp.	703	33,990
Estee Lauder Cos., Inc./The, Class A	639	38,251
General Mills, Inc.	1,796	72,576
Hershey Co./The	942	68,031
HJ Heinz Co.	1,570	90,558
Hormel Foods Corp. (a)	504	15,730
Kellogg Co.	234	13,069
Kimberly-Clark Corp.	1,374	116,007
Kroger Co./The	2,025	52,691
Lorillard, Inc.	577	67,319
McCormick & Co., Inc. (a)	1,314	83,478
Monster Beverage Corp. †	30	1,586
PepsiCo, Inc.	1,679	114,894
Philip Morris International, Inc.	1,377	115,172
Procter & Gamble Co./The	1,697	115,209
Reynolds American, Inc.	2,798	115,921
Safeway, Inc. (a)	565	10,221
Sysco Corp. (a)	643	20,357
Walgreen Co.	1,595	59,031
Wal-Mart Stores, Inc.	1,691	115,377
Whole Foods Market, Inc.	421	38,450

		1,937,152

	SHARES	VALUE (Note 2)
Energy - 1.4%
CARBO Ceramics, Inc. (a)	86	$6,737
Chevron Corp.	84	9,084
Exxon Mobil Corp.	622	53,834
Spectra Energy Corp.	1,557	42,631

		112,286

Financials - 10.7%
ACE Ltd. (Switzerland)	800	63,840
Aon PLC (United Kingdom)	654	36,362
Bank of Hawaii Corp. (a)	1,768	77,880
Chubb Corp./The	1,478	111,323
City National Corp. (a)	302	14,955
Cullen/Frost Bankers, Inc. (a)	1,781	96,655
Everest Re Group Ltd.	723	79,494
M&T Bank Corp. (a)	259	25,504
Marsh & McLennan Cos., Inc.	1,297	44,708
New York Community Bancorp, Inc. (a)	1,418	18,576
Northern Trust Corp.	1,100	55,176
People’s United Financial, Inc. (a)	8,138	98,388
Progressive Corp./The	659	13,905
Travelers Cos., Inc./The	916	65,787
US Bancorp	669	21,368
WR Berkley Corp. (a)	1,635	61,705

		885,626

Health Care - 15.5%
Abbott Laboratories	1,232	80,696
Aetna, Inc.	422	19,539
Allergan, Inc.	968	88,795
AmerisourceBergen Corp.	1,063	45,900
Amgen, Inc.	441	38,067
Baxter International, Inc.	306	20,398
Becton Dickinson and Co. (a)	936	73,186
Biogen Idec, Inc. †	335	49,135
Bristol-Myers Squibb Co.	2,101	68,472
Cardinal Health, Inc.	184	7,577
Celgene Corp. †	314	24,718
Cerner Corp. †	55	4,270
Covance, Inc. †(a)	47	2,715
CR Bard, Inc.	411	40,171
Edwards Lifesciences Corp. †	202	18,214
Eli Lilly & Co.	1,575	77,679
Forest Laboratories, Inc. †	1,268	44,786
Gilead Sciences, Inc. †	173	12,707
Henry Schein, Inc. †(a)	195	15,690
Humana, Inc.	291	19,971
IDEXX Laboratories, Inc. †	490	45,472
Johnson & Johnson	1,645	115,315
Laboratory Corp of America Holdings †	313	27,112
McKesson Corp.	325	31,512
Merck & Co., Inc.	788	32,261
Mettler-Toledo International, Inc. †(a)	122	23,583
Myriad Genetics, Inc. †	485	13,216
Patterson Cos., Inc.	914	31,286
Pfizer, Inc.	1,066	26,735
Quest Diagnostics, Inc.	430	25,056
St Jude Medical, Inc.	112	4,048
Stryker Corp.	1,299	71,211

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	59

Schedule of Investments	December 31, 2012

AQR U.S. DEFENSIVE EQUITY FUND

	SHARES	VALUE (Note 2)
Health Care - 15.5% (continued)
UnitedHealth Group, Inc.	610	$33,086
Vertex Pharmaceuticals, Inc. †	405	16,986
Waters Corp. †(a)	25	2,178
WellPoint, Inc.	61	3,716
Zimmer Holdings, Inc.	452	30,130

		1,285,589

Industrials - 6.6%
3M Co.	686	63,695
Boeing Co./The	27	2,035
CH Robinson Worldwide, Inc. (a)	163	10,305
Cintas Corp.	132	5,399
Clean Harbors, Inc. †(a)	51	2,806
Danaher Corp.	542	30,298
Dun & Bradstreet Corp./The (a)	71	5,584
Equifax, Inc.	315	17,048
Fastenal Co. (a)	392	18,302
FedEx Corp.	46	4,219
General Dynamics Corp.	157	10,875
Honeywell International, Inc.	156	9,901
Knight Transportation, Inc. (a)	732	10,709
Landstar System, Inc.	584	30,637
Lockheed Martin Corp.	315	29,071
MSC Industrial Direct Co., Inc., Class A (a)	79	5,955
Northrop Grumman Corp.	245	16,557
Raytheon Co.	640	36,838
Republic Services, Inc.	110	3,226
Robert Half International, Inc.	379	12,060
Southwest Airlines Co.	401	4,106
Stericycle, Inc.†	848	79,093
United Parcel Service, Inc., Class B	460	33,916
United Technologies Corp.	126	10,333
Waste Management, Inc. (a)	2,162	72,946
Werner Enterprises, Inc. (a)	622	13,479
WW Grainger, Inc.	45	9,107

		548,500

Information Technology - 13.6%
Accenture PLC, Class A (Ireland)	875	58,187
ADTRAN, Inc. (a)	729	14,245
Analog Devices, Inc.	1,629	68,516
Applied Materials, Inc.	303	3,466
Arris Group, Inc. †	98	1,464
Autodesk, Inc. †	539	19,054
Automatic Data Processing, Inc.	1,869	106,552
Broadcom Corp., Class A †	862	28,627
Broadridge Financial Solutions, Inc.	138	3,157
Citrix Systems, Inc. †	20	1,315
F5 Networks, Inc. †	163	15,835
FactSet Research Systems, Inc. (a)	608	53,540
FLIR Systems, Inc.	106	2,365
Google, Inc., Class A †	91	64,553
IAC/InterActiveCorp	404	19,109
Intel Corp.	1,335	27,541
International Business Machines Corp.	565	108,226
Intuit, Inc.	1,309	77,886
Linear Technology Corp.	1,783	61,157
Marvell Technology Group Ltd.	995	7,224

	SHARES	VALUE (Note 2)
Information Technology - 13.6% (continued)
Mastercard, Inc., Class A	83	$40,776
Maxim Integrated Products, Inc.	467	13,730
Microchip Technology, Inc. (a)	119	3,878
Microsoft Corp.	1,791	47,873
Paychex, Inc. (a)	2,077	64,678
QUALCOMM, Inc.	129	8,001
Riverbed Technology, Inc. †	976	19,247
Silicon Laboratories, Inc. †	127	5,310
Sohu.com, Inc. (China) †	232	10,983
Synopsys, Inc. †	667	21,237
Teradata Corp. †	79	4,889
Texas Instruments, Inc. (a)	52	1,609
Total System Services, Inc.	2,220	47,552
Visa, Inc., Class A	317	48,051
VMware, Inc., Class A †	149	14,027
Xilinx, Inc.	807	28,971

		1,122,831

Materials - 0.3%
AK Steel Holding Corp. (a)	1,036	4,766
Monsanto Co.	15	1,420
Newmont Mining Corp.	135	6,269
Sherwin-Williams Co./The	53	8,152
Sigma-Aldrich Corp. (a)	33	2,428

		23,035

Telecommunication Services - 2.9%
AT&T, Inc.	2,940	99,107
CenturyLink, Inc.	1,011	39,550
tw telecom, Inc. †(a)	116	2,955
Verizon Communications, Inc.	2,219	96,016

		237,628

Utilities - 10.2%
American Electric Power Co., Inc.	731	31,199
American Water Works Co., Inc.	1,559	57,886
CenterPoint Energy, Inc.	163	3,138
Consolidated Edison, Inc.	840	46,654
Dominion Resources, Inc.	2,234	115,721
DTE Energy Co.	1,063	63,833
Duke Energy Corp.	748	47,722
Entergy Corp.	143	9,116
NextEra Energy, Inc.	355	24,562
NiSource, Inc.	694	17,274
Northeast Utilities	257	10,044
OGE Energy Corp.	418	23,538
ONEOK, Inc.	367	15,689
PG&E Corp.	2,105	84,579
Pinnacle West Capital Corp.	461	23,502
Public Service Enterprise Group, Inc.	1,654	50,612
Questar Corp. (a)	869	17,171
Sempra Energy	1,101	78,105
Southern Co.	1,855	79,412
UGI Corp.	832	27,215
Wisconsin Energy Corp.	53	1,953
Xcel Energy, Inc.	442	11,806

		840,731

TOTAL COMMON STOCKS (cost $7,691,033)		7,713,174

The accompanying notes are an integral part of these financial statements.	(Continued)

60	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR U.S. DEFENSIVE EQUITY FUND

EXCHANGE-TRADED FUNDS - 5.7%	SHARES	VALUE (Note 2)
SPDR S&P 500 ETF Trust (cost $461,864)	3,320	$473,166

MONEY MARKET FUNDS - 12.0%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares,
0.000% (2)(b) (cost $989,475)	989,475	989,475

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 10.3%
J.P. Morgan Prime Money Market Fund -
Capital Shares, 0.120% (2)(b)(c) (cost $850,057)	850,057	850,057

TOTAL INVESTMENTS - 121.3% (cost $9,992,429)		10,025,872

LIABILITIES IN EXCESS OF OTHER ASSETS - (21.3%)		(1,763,142)

NET ASSETS - 100.0%		$8,262,730

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $838,381; cash collateral of $850,057 was received with which the Fund purchased a money market fund.
(b)	Represents annualized seven-day yield as of December 31, 2012.
(c)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 4).

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	61

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

LONG INVESTMENTS - 100.9%	SHARES	VALUE (Note 2)
COMMON STOCKS - 42.2%

Consumer Discretionary - 6.5%
American Greetings Corp., Class A	516,253	$8,719,513
Ameristar Casinos, Inc.	3,808	99,922
Arbitron, Inc.	183,039	8,544,261
Astral Media, Inc., Class A (Canada)	370,186	17,204,885
Bluegreen Corp. †	281,143	2,637,121
Brick Ltd./The (Canada)	681,706	3,673,413
Brookfield Residential Properties, Inc. (Canada) †(a)	31,800	570,492
China Century Dragon Media, Inc. (3)†(b)	150,272	20
China Networks International Holdings Ltd. (3)†(b)	2,287,278	5,718
Conn’s, Inc. †(a)	44,871	1,376,642
Heelys, Inc. †	23,103	51,520
JAKKS Pacific, Inc.	152,019	1,903,278
Kayak Software Corp. †	413,909	16,440,466
Learning Tree International, Inc. †	172,918	942,403
Lennar Corp. B Shares, Class B	40,782	1,245,482
Liberty Global, Inc. †	740,523	43,505,726
Orient-Express Hotels Ltd., Class A (Bermuda) †	870,570	10,176,963
RONA, Inc. (Canada)	224,995	2,413,488
Sealy Corp. †	162,275	352,137
Teavana Holdings, Inc. †	707,742	10,970,001
Warnaco Group, Inc./The †	471,458	33,742,249

		164,575,700

Consumer Staples - 1.8%
Celsius Holdings, Inc. †(a)	37,315	7,523
Central Garden and Pet Co. †(a)	524,204	5,252,524
Dole Food Co., Inc. †	60,479	693,694
Grupo Modelo SAB de CV, Series C (Mexico)	2,088,835	18,737,026
Hillshire Brands Co.	245,313	6,903,108
Neptune Technologies & Bioressources, Inc. (Canada) (3)†(b)	6,407	7
Ralcorp Holdings, Inc. †	145,797	13,070,701
Westway Group, Inc. †	62,020	413,673

		45,078,256

Energy - 3.8%
C&C Energia Ltd. (Canada) †	399,048	3,811,155
Celtic Exploration Ltd. (Canada) †	723,653	19,126,206
CVR Energy, Inc. †	—	227,654
Gulf United Energy, Inc. (3)†(b)	1,959,798	15,287
Gulfport Energy Corp. †	52,000	1,987,440
McMoRan Exploration Co. †	322,532	5,176,639
Mission NewEnergy Ltd. (Australia) †	20,132	1,208
Nexen, Inc. (Canada)	799,066	21,526,838
Petrobank Energy & Resources Ltd. (Canada) †	790,642	9,856,199
Plains Exploration & Production Co. †	355,429	16,683,837
Royal Dutch Shell PLC, Class A ADR (Netherlands)	229,015	15,790,584

		94,203,047

	SHARES	VALUE (Note 2)
Financials - 11.9%
Alterra Capital Holdings Ltd. (Bermuda)	428,172	$12,070,169
Andina Acquisition Corp. †(a)	415,800	4,124,736
Aquasition Corp. (United Kingdom) †(a)	850,000	8,483,000
Azteca Acquisition Corp. (3)†(a)(b)	800,000	7,936,000
BancTrust Financial Group, Inc. †	637,279	1,771,636
BGS Acquisition Corp. (Argentina) †(a)	671,160	6,456,559
Blue Wolf Mongolia Holdings Corp. †(a)	526,500	5,186,025
Chart Acquisition Corp. †(a)	1,268,625	12,686,250
China Growth Equity Investment Ltd. (China) †	395,000	3,961,850
China VantagePoint Acquisition Co. (3)†(b)	199,098	1,184,633
Cis Acquisition Ltd. (Russian Federation) †	850,000	8,576,500
Citizens Republic Bancorp, Inc. †	497,794	9,443,152
Collabrium Japan Acquisition Corp. (United Kingdom) †(a)	595,000	6,063,050
Colony Financial, Inc. REIT	13,053	254,533
CreXus Investment Corp. REIT	131,496	1,610,826
Empeiria Acquisition Corp. †	81,633	835,922
Epoch Holding Corp.	548,234	15,295,729
First California Financial Group, Inc. †	1,262,163	9,743,898
FlatWorld Acquisition Corp. (Virgin Islands, British) (3)(b)	219,450	—
General American Investors Co., Inc.	10,966	305,074
General Growth Properties, Inc. REIT	353,993	7,026,761
Global Cornerstone Holdings Ltd. †	632,000	5,814,400
Global Eagle Acquisition Corp. †	1,382,500	13,755,875
Home Loan Servicing Solutions Ltd. (Cayman Islands)	106,600	2,014,740
Hudson City Bancorp, Inc.	5,649,997	45,934,476
Hyde Park Acquisition Corp. II †(a)	1,195,400	12,228,942
Infinity Cross Border Acquisition Corp. (Israel) †	287,100	2,187,702
Janus Capital Group, Inc.	2,500	21,300
Jefferies Group, Inc.	358,644	6,660,019
KBW, Inc.	693,747	10,614,329
Knight Capital Group, Inc., Class A †	152,400	534,924
L&L Acquisition Corp. (3)†(b)	306,000	—
LaSalle Hotel Properties REIT	75,447	1,915,599
Lone Oak Acquisition Corp. (Hong Kong) (3)†(b)	328,820	2,627,272
Main Street Capital Corp.	55,956	1,707,218
Nautilus Marine Acquisition Corp. (Greece) †	777,600	7,776,000
Neptune Tech, Inc. (Canada) (3)†(b)	3,203	6
NorthStar Realty Finance Corp. REIT	241,202	1,698,062
NYSE Euronext	234,774	7,404,772
Parkway Properties, Inc./Md REIT	9,914	138,697
Patriot National Bank ADR (3)†(b)	2,000,000	1,277,200
PMI Group, Inc./The †	263	4
Prime Acquisition Corp. (China) †	423,935	4,205,435
RAIT Financial Trust REIT	121,500	686,475
ROI Acquisition Corp. (3)†(b)	756,000	7,333,200
Roma Financial Corp.	898	13,578
Rouse Properties, Inc. REIT	13,278	224,664
Santa Monica Media Corp. (3)†(b)	15,377	—
SCG Financial Acquistion Corp. †	631,210	6,217,418
SeaBright Holdings, Inc.	864,610	9,571,233
Select Income REIT REIT	25,363	628,241

The accompanying notes are an integral part of these financial statements.	(Continued)

62	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 2)
Financials - 11.9% (continued)
Selway Capital Acquisition Corp., Class A †	414,792	$4,064,962
SP Acquisition Holdings, Inc. (3)†(b)	27,000	—
Trian Acquisition I Corp. (3)†(b)	15,200	—
Trio Merger Corp. †	456,000	4,514,400
Universal Business Payment Solutions Acquisition Corp. †	649,525	2,955,339
West Coast Bancorp	494,970	10,963,585

		298,706,370

Health Care - 5.9%
Abbott Laboratories (a)	479,051	31,377,841
Acadia Healthcare Co., Inc. †(a)	35,374	825,275
Access Pharmaceuticals, Inc. †(a)	228,024	54,726
AcelRx Pharmaceuticals, Inc. †(a)	17,156	73,428
American Surgical Holdings, Inc. (3)†(b)	15,747	—
Amgen, Inc.	593	51,188
Amil Participacoes SA (Brazil)	25,630	386,171
BioMimetic Therapeutics, Inc. †	1,027,623	7,439,991
China Medical Technologies, Inc. ADR (China) (3)†(a)(b)	4,931	12,623
Complete Genomics, Inc. †	1,351,096	4,255,952
Cormedix, Inc. †(a)	112,436	80,954
Coventry Health Care, Inc.	932,428	41,800,747
Cytori Therapeutics, Inc. †	107,811	304,027
Derma Sciences, Inc. †	14,755	163,928
Forest Laboratories, Inc. (3)†(b)	335,833	319,041
Galena Biopharma, Inc. †	510,000	780,300
Indevus Pharmaceuticals, Inc. (3)†(b)	6,006	—
Infinity Pharmaceuticals, Inc. †	64,802	2,268,070
MannKind Corp. †	7	16
Mediq NV (Netherlands) (2)	392,923	6,666,524
Neostem, Inc. †	324,000	192,942
Progenics Pharmaceuticals, Inc. †	53,407	159,153
Provectus Pharmaceuticals, Inc. †	694,393	388,860
PSS World Medical, Inc. †	720,617	20,811,419
Puma Biotechnology, Inc. †	31,047	582,131
Repros Therapeutics, Inc. †	28,278	445,379
Rexahn Pharmaceuticals, Inc. †	2,550,000	790,500
RXi Pharmaceuticals Corp. †	94,852	7,114
Sarepta Therapeutics, Inc. †	3,324	85,759
Sunrise Senior Living, Inc. †	1,139,919	16,392,035
YM Biosciences, Inc. (Canada) †	4,084,900	11,723,663

		148,439,757

Industrials - 4.0%
Allied Defense Group, Inc./The (3)†(b)	190,011	598,535
Cascade Corp.	193,388	12,434,848
China Electric Motor, Inc. (China) †(a)	2,400	192
GeoEye, Inc. †	659,422	20,264,038
Kratos Defense & Security Solutions, Inc. †	67,232	338,177
Oshkosh Corp. †	112,303	3,329,784
Premier Alliance Group, Inc. †	315,572	239,835
Regal-Beloit Corp.	22,163	1,561,826
Robbins & Myers, Inc.	337,055	20,037,920
Sapphire Industry Corp. (3)†(b)	25,025	—

	SHARES	VALUE (Note 2)
Industrials - 4.0% (continued)
Sensata Technologies Holding NV (Netherlands) †	39,538	$1,284,194
Shaw Group, Inc./The †	438,398	20,433,731
TNT Express NV (Netherlands) (2)	1,578,472	17,633,149
Trex Co., Inc. †	81,055	3,017,678

		101,173,907

Information Technology - 4.2%
Compuware Corp. †	730,702	7,942,731
Comverse Technology, Inc. †	1,878,132	7,212,027
Comverse, Inc. †(a)	225,648	6,437,737
Cymer, Inc. †	251,114	22,708,239
Intermec, Inc. †	1,192,774	11,760,752
LML Payment Systems, Inc. (Canada) †	1,065,100	3,663,944
Magic Software Enterprises Ltd. (Israel)	16,153	75,919
MEMSIC, Inc. †	79,248	264,688
MIPS Technologies, Inc. †	1,623,678	12,697,162
Molex, Inc., Class A	96,944	2,163,790
Orckit Communications Ltd. (Israel) †	15,174	2,261
Peer 1 Network Enterprises, Inc. (Canada) †	159,214	613,039
Pervasive Software, Inc. †	274,996	2,450,214
PLX Technology, Inc. †	1,898,961	6,893,228
Retalix Ltd. (Israel)	249,464	7,424,049
SinoHub, Inc. (China) †	190,038	1,900
SouthPeak Interactive Corp. (3)†(b)	1,500,000	1,200
Telestone Technologies Corp. (China) †(c)	115,818	151,722
TNS, Inc. †	516,235	10,701,552
Vantiv, Inc., Class A †	77,376	1,580,018

		104,746,172

Materials - 2.7%
Andina Minerals, Inc. (Canada) †	1,175,148	933,313
Aurcana Corp. (Canada) (3)†(b)	1,246,774	1,165,678
Cereplast, Inc. †	258,156	5,809
CGA Mining Ltd. (Australia) †	3,652,710	9,657,814
China GengSheng Minerals, Inc. (China) †(c)	33,531	9,774
Edgewater Exploration Ltd. (Canada) †	417,850	193,235
Energy Fuels, Inc. (Canada) †	720,000	126,671
Graphic Packaging Holding Co. †	137,788	890,110
Headwaters, Inc. †	263,250	2,253,420
Inmet Mining Corp. (Canada)	229,611	17,084,056
Lion One Metals Ltd. (Canada) (3)†(b)	775,282	607,942
Mines Management, Inc. †	16,120	16,604
Orko Silver Corp. (Canada) †	2,256,848	5,331,852
Queenston Mining, Inc. (Canada) †	208,587	1,023,328
Southern Arc Minerals, Inc. (Canada) (3)†(b)	248,481	63,700
Spartech Corp. †	1,159,677	10,518,270
Talison Lithium Ltd. (Australia) †	2,146,588	15,775,167
Titanium Metals Corp.	44,231	730,254
Vista Gold Corp. †	116,790	315,333

		66,702,330

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	63

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 2)
Telecommunication Services - 0.9%
Clearwire Corp., Class A †	2,223,401	$6,425,629
Cleveland Unlimited (3)†(b)	1	1,185,204
MetroPCS Communications, Inc. †	399,700	3,973,018
Sprint Nextel Corp. †	413,100	2,342,277
TELUS Corp., Class A (Canada)	151,829	9,872,625
XO holdings, Inc. O Shares (3)†(b)	1,366,340	—

		23,798,753

	SHARES	VALUE (Note 2)
Utilities - 0.5%
CH Energy Group, Inc.	202,114	$13,181,875
Connecticut Water Service, Inc.	7,935	236,304

		13,418,179

TOTAL COMMON STOCKS (cost $1,043,942,216)		1,060,842,471

CONVERTIBLE PREFERRED STOCKS - 1.6%	SHARES	VALUE (Note 2)
Consumer Discretionary - 0.4%
Sealy Corp., $25.00 par, 8.000% †(d)	148,011	$10,915,811

Consumer Staples - 0.0% (e)
Universal Corp., Perpetual, $1,000.00 par, 6.750% †	700	777,000

Energy - 0.1%
Superior Well Services, Inc., Perpetual, Series A, $1,000.00 par, 4.000% (2)	1,169	1,075,480

Financials - 0.5%
Alpine Banks of Colorado, $1,000.00 par, 0.000% (3)(b)	326,700	2,686,955
Jack Cooper Holdings Corp. 144A, $99.08 par, 13.750% (2)(a)(f)	6,950,000	7,401,750
Jack Cooper Holdings Corp., Perpetual 144A, $100.00 par, 0.000% (2)†(f)(g)	2,000	220,000
MF Global Holdings Ltd., Perpetual, $100.00 par, 9.750% (2)†	19,550	182,059
SLM Corp., Perpetual, Series A, $50.00 par, 6.970%	12,500	602,750

		11,093,514

Industrials - 0.3%
China Dredging Group Co., Ltd. ADR (China), $5.00 par, 0.000% (3)†(b)	1,000,000	5,000,000
Genesee & Wyoming, Inc., $100.00 par, 5.000% †	13,325	1,484,538
Timberjack Corp., $188,000.00 par, 0.000% (3)†(b)	188,000	454,847

		6,939,385

Information Technology - 0.0%(e)
Authentidate Holding Corp., Series C ADR, $1.60 par, 0.000% (3)†(b)	218,000	327,872

Materials - 0.3%
North Atlantic Trading Co. 144A, $97.00 par, 19.000% (2)(d)(f)	2,080,000	2,225,600
North Atlantic Trading Co. 144A, $98.00 par, 11.500% (2)(f)	5,625,000	5,842,969

		8,068,569

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $40,241,988)		39,197,631

The accompanying notes are an integral part of these financial statements.	(Continued)

64	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

CORPORATE BONDS - 13.1%	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 2)
Communications - 0.9%
Baker & Taylor Acquisitions Corp. (3)(a)(b)(f)	15.000%	04/01/17	$3,250	2,242,500
Clear Channel Communications, Inc. (2)	5.750%	01/15/13	2,700	2,700,000
Intelsat Investments SA (Luxembourg) (2)(a)	6.500%	11/01/13	7,200	7,470,000
Interactive Network, Inc./FriendFinder Networks, Inc. (2)	14.000%	09/30/13	775	676,307
Interactive Network, Inc./FriendFinder Networks, Inc. 144A (2)(d)(f)	11.500%	04/30/14	2,690	356,482
Primus Telecommunications Holding, Inc./Primus Telecommunications Canada, Inc. (3)(b)(f)	13.000%	12/15/16	1,150	1,134,153
WCP Wireless Site Funding / WCP Wireless Site RE Funding / WCP Wireless Site Non 144A (2)(f)	9.247%	11/15/15	3,000	3,180,549
WCP Wireless Site Funding / WCP Wireless Site RE Funding / WCP Wireless Site Non 144A (2)(f)	6.829%	11/15/15	3,325	3,599,499

				21,359,490

Consumer Discretionary - 2.6%
Broder Bros Co. (3)(b)(d)(f)	12.000%	10/15/13	6,475	6,394,062
Brookstone Co., Inc. 144A (2)(f)	13.000%	10/15/14	516	490,200
Caesars Entertainment Operating Co., Inc. (2)(a)	5.375%	12/15/13	4,975	4,850,625
Cenveo Corp. (2)	7.875%	12/01/13	8,025	8,046,667
Empire Today LLC/Empire Today Finance Corp. (3)(a)(b)(f)	11.375%	02/01/17	3,250	3,453,125
HOA Restaurant Group LLC/HOA Finance Corp. 144A (2)(f)	11.250%	04/01/17	8,975	8,122,375
IDQ Holdings, Inc. 144A (2)(f)	11.500%	04/01/17	4,325	4,660,188
Mandalay Resort Group (2)	7.625%	07/15/13	13,375	13,642,500
Mastro’s Restaurants LLC/RRG Finance Corp. 144A (2)(f)	12.000%	06/01/17	6,625	6,890,000
MGM Resorts International (2)(a)	6.750%	04/01/13	5,900	5,966,375
Pegasus Solutions, Inc. 144A (2)(d)(f)	13.000%	04/15/14	3,784	3,405,262

				65,921,379

Consumer Staples - 0.1%
Vector Group Ltd. (2)	11.000%	08/15/15	1,700	1,770,125

Energy - 2.2%
Black Elk Energy Offshore Operations LLC / Black Elk Finance Corp. (3)(b)	13.750%	12/01/15	5,800	5,539,000
CCS, Inc. 144A (Canada) (2)(a)(f)	11.000%	11/15/15	4,800	4,788,000
Chesapeake Energy Corp. (2)	7.625%	07/15/13	7,250	7,467,500
EOAL Cyprus Holdings Ltd. (Cyprus) (2)	20.000%	06/22/13	350	420,000
EOAL Cyprus Holdings Ltd. (Cyprus) (2)	20.000%	06/22/13	230	276,210
EOAL Cyprus Holdings Ltd. (Cyprus) (3)(b)(h)	15.000%	07/15/15	4,100	205,000
Floatel International Ltd. (Bermuda) (3)(b)	8.000%	10/11/17	1,100	1,111,000
Global Rig Co. ASA (Norway) (3)(b)	13.000%	06/15/15	3,230	3,359,199
Golden Close Maritime Corp. Ltd. MTN (Bermuda) (3)(b)	11.000%	12/09/15	2,500	2,687,500
Green Field Energy Services, Inc. (3)(a)(b)(f)	13.250%	11/15/16	48	48,000
Green Field Energy Services, Inc. 144A (3)(b)(f)	13.250%	11/15/16	2,025	2,025,000
Harvest Natural Resources, Inc. (3)(b)	11.000%	10/11/14	5,975	5,795,750
Harvest Operations Corp. (Canada) (2)	7.500%	05/31/15	CAD 275	287,524
InterOil Exploration and Production ASA (Norway) (2)	15.000%	03/14/14	NOK 6,500	1,111,061
Offshore Group Investment Ltd. (Cayman Islands) (3)(b)(f)	7.500%	11/01/19	$399	402,990
Offshore Group Investment Ltd. (Cayman Islands) (2)	11.500%	08/01/15	2,162	2,356,580
Panoro Energy ASA (Norway) (3)(b)(f)	12.000%	11/15/18	NOK 2,100	2,220,750
Petrominerales Ltd. (Canada) (2)	3.250%	06/12/17	$3,200	2,662,080
Polarcus Alima AS (Norway) (2)	12.500%	10/29/15	3,800	4,037,500
RDS Ultra-Deepwater Ltd. (Cayman Islands) (3)(b)(f)	11.875%	03/15/17	845	950,625
Regency Energy Partners LP/Regency Energy Finance Corp. (2)	9.375%	06/01/16	3,760	4,032,600
Sidewinder Drilling, Inc. (3)(a)(b)(f)	9.750%	11/15/19	3,750	3,768,750

				55,552,619

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	65

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)		VALUE (Note 2)
Financials - 4.5%
ABN Amro North American Holding Preferred Capital Repackage Trust I, Perpetual Bond (3)(a)(b)(f)(g)	3.407%	12/31/49		$6,175	$6,175,000
AV Homes, Inc. (2)	7.500%	02/15/16		5,900	6,032,750
BPA Laboratories, Inc. 144A (2)(f)	12.250%	04/01/17		5,875	5,302,187
CFG Holdings Ltd. / CFG Finance LLC 144A (Cayman Islands) (2)(a)(f)	11.500%	11/15/19		6,412	6,412,000
CNO Financial Group, Inc. (2)(a)	7.000%	12/30/16		3,635	6,456,669
CNO Financial Group, Inc., Series UNRE (2)	7.000%	12/30/16		2,367	4,204,384
Global Investments Ltd. (Bermuda) (3)(b)	11.000%	09/24/17		2,200	2,145,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (2)	8.000%	01/15/18		4,530	4,864,088
ING Capital Funding Trust III, Perpetual Bond, Series 9 (2)(g)	3.911%	12/29/49		3,875	3,678,816
iStar Financial, Inc. (2)	8.625%	06/01/13		5,175	5,310,844
iStar Financial, Inc., Series B (2)	5.950%	10/15/13		15,050	15,369,812
Jasper Explorer Ltd. (Cyprus) (2)	13.500%	05/27/16		6,000	4,740,000
KCAP Financial, Inc. (2)	8.750%	03/15/16		4,000	4,622,500
MF Global Holdings Ltd. (2)(h)	3.375%	08/01/18		2,750	1,751,406
Rouse Co./The (3)(a)(b)	6.750%	11/09/15		4,045	4,242,194
Speedy Cash Intermediate Holdings Corp. 144A (2)(f)	10.750%	05/15/18		10,950	11,661,750
Synovus Financial Corp. (2)	5.125%	06/15/17		1,375	1,361,250
TMX Finance LLC / TitleMax Finance Corp. (3)(b)	13.250%	07/15/15		6,115	6,787,650
TMX Finance LLC/ TitleMax Finance Corp. (3)(b)	13.250%	07/15/15		11,378	12,629,580

					113,747,880

Health Care - 0.4%
KV Pharmaceutical Co. (2)(h)	12.000%	03/15/15		8,175	6,540,000
MannKind Corp. (2)	5.750%	08/15/15		1,540	918,225
Merge Healthcare, Inc. (2)(a)	11.750%	05/01/15		1,930	2,072,337
Select Medical Corp. (2)	7.625%	02/01/15		1,638	1,640,048
US Oncology, Inc. (3)(b)(h)	9.125%	08/15/17		5,786	—

					11,170,610

Industrials - 1.7%
AAR Corp. (2)(a)	1.750%	02/01/26		2,200	2,194,500
American Piping Products, Inc. (3)(b)(f)	12.875%	11/15/17		1,975	1,935,500
Boa Deep C AS (Norway) (3)(b)(g)	7.380%	04/27/16	NOK	17,219	3,144,623
Chloe Marine Corp. Ltd. (Bermuda) (3)(b)	12.000%	12/28/16		$1,400	1,533,000
MasTec, Inc. (2)	4.250%	12/15/14		2,400	4,065,000
Ship Finance International Ltd. (Bermuda) (2)	8.500%	12/15/13		5,625	5,632,031
Ship Finance International Ltd. 144A (Bermuda) (2)(f)(g)	5.820%	04/07/14	NOK	51,000	9,220,064
Songa Offshore SE (Cyprus) (2)(g)	12.100%	11/17/16		15,000	2,570,735
Songa Offshore SE (Cyprus) (2)	9.810%	06/11/15		25,500	4,152,310
Tempel Steel Co. 144A (2)(a)(f)	12.000%	08/15/16		$5,625	5,076,563
United Continental Holdings, Inc. (2)	6.860%	04/22/14		1,147	1,152,835
Western Express, Inc. 144A (2)(f)	12.500%	04/15/15		2,300	1,403,000

					42,080,161

Information Technology - 0.2%
Bankrate, Inc. (2)	11.750%	07/15/15		1,077	1,188,739
Freescale Semiconductor, Inc. (2)	8.875%	12/15/14		2,030	2,047,762
GT Advanced Technologies, Inc. (2)(a)	3.000%	10/01/17		3,325	2,418,938
SouthPeak Interactive Corp. (3)(b)(h)	29.000%	12/31/13		1,091	141,862

					5,797,301

The accompanying notes are an integral part of these financial statements.	(Continued)

66	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)		VALUE (Note 2)
Materials - 0.3%
Appleton Papers, Inc. 144A (2)(f)	10.500%	06/15/15		$600	$636,000
Cereplast, Inc. (3)(b)	15.000%	03/21/13		178	177,983
Jaguar Mining, Inc. (2)	5.500%	03/31/16		500	217,500
Standard Steel LLC / Standard Steel Finance Corp. (3)(b)(f)	12.000%	05/01/15		5,631	6,123,713

					7,155,196

Telecommunication Services - 0.1%
FiberTower Corp. (3)(b)(h)	9.000%	01/01/16		4,444	866,596
MediMedia USA, Inc. (3)(a)(b)(f)	11.375%	11/15/14		2,350	2,279,500

					3,146,096

Utilities - 0.1%
Atlantic Offshore (Norway) (2)	11.830%	06/27/15	NOK	12,000	2,159,147

TOTAL CORPORATE BONDS (cost $339,593,894)					329,860,004

CONVERTIBLE BONDS - 6.6%
Consumer Discretionary - 1.1%
M/I Homes, Inc. (2)	3.250%	09/15/17		$2,300	2,932,500
Meritage Homes Corp. (2)	1.875%	09/15/32		2,475	2,464,172
Palm Harbor Homes, Inc. (3)(b)(h)	3.250%	05/15/24		70	2,800
Standard Pacific Corp. (2)(a)	1.250%	08/01/32		975	1,143,187
Toll Brothers Finance Corp. 144A (2)(a)(f)	0.500%	09/15/32		875	881,563
Volkswagen International Finance NV 144A (Netherlands) (2)(f)	5.500%	11/09/15	EUR	13,500	19,663,625

					27,087,847

Consumer Staples - 0.6%
Central European Distribution Corp. (2)	3.000%	03/15/13		$3,875	1,976,250
Vector Group Ltd. (2)(g)	2.500%	01/15/19		5,950	6,483,287
Vector Group Ltd. (2)(g)	3.750%	11/15/14		6,504	7,703,175
Vector Group Ltd. (2)	3.875%	06/15/26		58	59,160

					16,221,872

Energy - 1.1%
Cal Dive International, Inc. 144A (2)(f)	5.000%	07/15/17		2,275	2,262,203
Cobalt International Energy, Inc. (2)	2.625%	12/01/19		6,400	6,460,000
Heckmann Corp. (2)(a)	9.875%	04/15/18		3,950	4,078,375
PetroBakken Energy Ltd., Reg S (Canada) (2)	3.125%	02/08/16		2,900	2,869,550
Petrominerales Ltd., Series PMG (Canada) (2)	2.625%	08/25/16		1,900	1,844,900
Polarcus Ltd., Series PLCS (Norway) (2)	2.875%	04/27/16		400	409,680
Vantage Drilling Co. (Cayman Islands) (2)(a)	7.875%	09/01/42		4,625	5,142,422
ZaZa Energy Corp. 144A (2)(f)	9.000%	08/01/17		3,550	3,674,250

					26,741,380

Financials - 0.7%
AV Homes, Inc. (2)	7.500%	02/15/16		200	202,000
CNO Financial Group, Inc., Series 1 (2)(a)	7.000%	12/30/16		3,963	7,039,279
iStar Financial, Inc. (2)	3.000%	11/15/16		2,800	2,852,500
Janus Capital Group, Inc. (2)	3.250%	07/15/14		250	259,687
Jefferies Group, Inc. (2)	3.875%	11/01/29		3,175	3,145,234
Knight Capital Group, Inc. (2)	3.500%	03/15/15		800	794,500
TICC Capital Corp. 144A (2)(a)(f)	7.500%	11/01/17		3,550	3,474,563

					17,767,763

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	67

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)		VALUE (Note 2)
Health Care - 1.2%
Adcare Health Systems, Inc. (3)(b)	10.000%	10/26/13		$1,850	$2,138,776
Enzon Pharmaceuticals, Inc. (3)(b)	4.000%	06/01/13		1,850	1,856,937
Exelixis, Inc. (2)(a)	4.250%	08/15/19		3,350	3,259,969
MannKind Corp. (2)(a)	3.750%	12/15/13		500	352,500
Medicis Pharmaceutical Corp. (3)(b)	1.375%	06/01/17		17,575	19,215,099
Sequenom, Inc. 144A (2)(a)(f)	5.000%	10/01/17		2,825	3,370,578

					30,193,859

Industrials - 0.4%
China Linen Textile Industry Ltd. (Cayman Islands) (3)(b)(h)	7.500%	12/31/13		1,850	878,545
Lufthansa Malta Blues LP, Series JBLU 144A (Malta) (2)(f)	0.750%	04/05/17	EUR	2,800	4,066,185
MasTec, Inc. (2)(a)	4.000%	06/15/14		$2,125	3,490,312
Ultrapetrol Bahamas Ltd. 144A (Bahamas) (2)(f)	7.250%	01/15/17		900	896,625

					9,331,667

Information Technology - 0.1%
Hutchinson Technology, Inc. (2)	8.500%	01/15/26		95	55,813
Quantum Corp. 144A (2)(a)(f)	4.500%	11/15/17		1,650	1,633,500
SouthPeak Interactive Corp. (3)(b)(h)	10.000%	07/19/13		2,500	275,000

					1,964,313

Materials - 0.1%
Cereplast, Inc. (3)(b)(h)	7.000%	06/01/16		4,450	1,910,754
ShengdaTech, Inc. (3)(b)(f)(h)	6.500%	12/15/15		1,200	12,000
ShengdaTech, Inc. (3)(b)(f)(h)	6.000%	06/01/18		300	3,000
Stillwater Mining Co., Series SWC (2)	1.750%	10/15/32		1,225	1,427,891

					3,353,645

Telecommunication Services - 1.3%
Level 3 Communications, Inc. (2)	6.500%	10/01/16		13,525	19,129,422
Level 3 Communications, Inc. (2)	15.000%	01/15/13		10,975	11,853,000
Level 3 Communications, Inc., Series B (2)	7.000%	03/15/15		1,280	1,522,400

					32,504,822

TOTAL CONVERTIBLE BONDS (cost $169,137,030)					165,167,168

BANK LOANS - 1.1%
Consumer Discretionary - 0.3%
Eastman Kodak Co. (2)	8.500%	07/20/13		7,863	7,865,136

Energy - 0.8%
Overseas Shipholding Group, Inc. (2)	2.958%	02/08/13		80	68,375
Overseas Shipholding Group, Inc. (2)	2.959%	02/08/13		1,717	1,474,621
Overseas Shipholding Group, Inc. (2)	2.961%	02/08/13		1,114	957,250
Overseas Shipholding Group, Inc. (2)	2.961%	02/08/13		27	22,792
Overseas Shipholding Group, Inc. (2)	0.750%	02/08/13		24	20,845
Overseas Shipholding Group, Inc. (2)	2.961%	02/08/13		119	102,563
Overseas Shipholding Group, Inc. (2)	2.960%	02/08/13		398	341,875
Overseas Shipholding Group, Inc. (2)	2.959%	02/08/13		496	426,204
Patriot Coal Corp. (2)	9.250%	12/31/49		5,167	5,182,838
Patriot Coal Corp. (2)	9.250%	12/31/49		10,333	10,365,677

					18,963,040

TOTAL BANK LOANS (cost $26,812,788)					26,828,176

The accompanying notes are an integral part of these financial statements.	(Continued)

68	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

CLOSED END FUNDS - 2.8%	SHARES	VALUE (Note 2)
Adams Express Co.	6,691	$70,858
Advent Claymore Convertible Securities and Income Fund (a)	6,434	103,716
Advent Claymore Convertible Securities and Income Fund II	103,668	671,769
Advent Claymore Enhanced Growth & Income Fund (a)	25,046	227,919
ASA Gold and Precious Metals Ltd. (Bermuda) (a)	29,928	644,350
BlackRock Core Bond Trust	116,352	1,733,645
BlackRock Credit Allocation Income Trust IV	416,046	5,712,315
BlackRock Energy and Resources Trust	468	11,021
BlackRock Enhanced Capital and Income Fund, Inc.	49,000	608,580
BlackRock Enhanced Equity Dividend Trust	491,166	3,526,572
BlackRock Global Opportunities Equity Trust (a)	135,096	1,783,267
BlackRock Income Opportunity Trust, Inc.	157,562	1,786,753
BlackRock International Growth and Income Trust	236,094	1,735,291
BlackRock Real Asset Equity Trust	1,672	17,155
BlackRock Resources & Commodities Strategy Trust	76,137	974,554
Calamos Convertible and High Income Fund	7,445	90,457
CBRE Clarion Global Real Estate Income Fund (a)	22,636	200,555
Central Securities Corp.	8,781	175,444
Clough Global Equity Fund (a)	42,417	551,421
Cohen & Steers Global Income Builder, Inc.	16,633	171,653
Cutwater Select Income Fund (a)	67	1,317
Eaton Vance Enhanced Equity Income Fund	181,099	1,930,515
Eaton Vance Enhanced Equity Income Fund II	199,776	2,085,661
Eaton Vance Risk-Managed Diversified Equity Income Fund	547,623	5,711,708
Eaton Vance Tax Managed Global Buy Write Opportunities Fund	487,874	5,215,373
Eaton Vance Tax-Advantaged Dividend Income Fund	82,079	1,354,303
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	55,512	1,115,236
Eaton Vance Tax-Managed Buy-Write Income Fund	66,184	928,562
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	163,140	2,039,250
Eaton Vance Tax-Managed Diversified Equity Income Fund	641,571	6,011,520
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	1,127,139	9,930,095
First Opportunity Fund, Inc. †	26,788	206,000

CLOSED END FUNDS - 2.8% (continued)	SHARES	VALUE (Note 2)
First Trust Aberdeen Emerging Opportunity Fund	3,150	$69,457
First Trust Enhanced Equity Income Fund	30,306	358,823
Gabelli Dividend & Income Trust	10,158	164,356
ING Global Advantage and Premium Opportunity Fund	5,945	67,476
ING Global Equity Dividend & Premium Opportunity Fund	46,706	404,941
ING Infrastructure Industrials and Materials Fund	360	5,900
ING Risk Managed Natural Resources Fund	4,327	44,741
Invesco Bond Fund	42,334	903,408
Invesco Dynamic Credit Opportunities Fund	51,267	639,812
John Hancock Hedged Equity & Income Fund	32,427	494,836
John Hancock Tax-Advantaged Dividend Income Fund	727	13,115
Lazard Global Total Return and Income Fund, Inc.	13,536	204,258
Madison Covered Call & Equity Strategy Fund	58,184	443,362
Montgomery Street Income Securities, Inc.	6,483	109,563
Morgan Stanley Emerging Markets Fund, Inc.	14,406	223,293
Morgan Stanley Income Securities, Inc.	22,748	419,473
NFJ Dividend Interest & Premium Strategy Fund	13,135	204,906
Nuveen Core Equity Alpha Fund	2,239	29,891
Nuveen Equity Premium Advantage Fund	69,690	829,311
Nuveen Equity Premium and Growth Fund	33,266	430,129
Nuveen Equity Premium Income Fund	73,723	872,143
Nuveen Equity Premium Opportunity Fund	67,405	813,578
Nuveen Global Value Opportunities Fund	815	12,152
Nuveen Quality Preferred Income Fund	10,824	93,844
Nuveen Quality Preferred Income Fund II	118,168	1,117,869
Nuveen Quality Preferred Income Fund III	4,186	37,214
Nuveen Tax-Advantaged Total Return Strategy Fund	16,300	171,313
Petroleum & Resources Corp.	43,260	1,034,779
Royce Focus Trust, Inc.	85,665	565,389
Royce Value Trust, Inc.	925	12,413
Source Capital, Inc.	2,664	139,114
Templeton Emerging Markets Fund	1,082	21,640
Tri-Continental Corp.	6,492	103,872
Wells Fargo Advantage Global Dividend Opportunity Fund	833	6,306

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	69

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

CLOSED END FUNDS - 2.8% (continued)	SHARES	VALUE (Note 2)
Western Asset Global Corporate Defined Opportunity Fund, Inc.	63,106	$1,309,450
Western Asset Income Fund	6,209	92,017
Zweig Fund, Inc.	3,946	48,102

TOTAL CLOSED END FUNDS (cost $67,260,647)		69,839,081

EXCHANGE TRADED FUNDS - 0.1%
SPDR Barclays High Yield Bond ETF (cost $2,229,024)	56,184	2,286,689

PREFERRED STOCKS - 0.1%

Financials - 0.1%
Ally Financial, Inc., Perpetual Preferred Stock,
144A, 7.00%, 03/07/13 (2)(a)(f)(m)	2,175	2,136,190

Utilities - 0.0% (e)
Genie Energy Ltd., Perpetual Preferred Stock, Series 12-A†, 7.50%, 11/15/16 (g)(m)	219,216	1,545,473

TOTAL PREFERRED STOCKS (cost $3,845,340)		3,681,663

RIGHTS - 0.0% (e)

Health Care - 0.0% (e)
American Medical Alert Corp. (3)†(b)	283,523	2,835

Information Technology - 0.0% (e)
Gerber Scientific, Inc. (3)†(b)	879,944	—

TOTAL RIGHTS (cost $—)		2,835

SHORT-TERM INVESTMENTS -4.8%	PRINCIPAL AMOUNT (000’S)
U.S. Treasury Bill, 0.000% 6/20/2013(i) (cost $120,645,457)	$120,700	120,640,495

WARRANTS - 0.8%	SHARES

Consumer Discretionary - 0.1%
Kandi Technologies Corp. (3)†(b)	169,478	29,981
RLJ Entertainment, Inc. †	799,518	175,894
Tile Shop Holdings, Inc. †	319,611	1,748,272

		1,954,147

Consumer Staples - 0.0% (e)
Celsius Holdings, Inc. (3)†(b)	52,500	89
HQ Sustainable Maritime Industries, Inc. (3)†(b)	62,284	6

		95

Energy - 0.0% (e)
Camac Energy, Inc. (3)†(b)	88,191	3,907
Green Field Energy Services, Inc. (3)†(b)	2,025	60,750
Harvest Natural Resources, Inc. (3)†(b)	51,454	108,542
Pacific Ethanol, Inc. (3)†(b)	318,750	31,259

	SHARES	VALUE (Note 2)
Energy - 0.0% (e) (continued)
Plug Power, Inc. (3)†(b)	88,875	$3,990
Syntroleum Corp. (3)†(b)	253,165	5,418

		213,866

Financials - 0.7%
Andina Acquisition Corp. †(a)	415,800	62,370
Associated Banc-Corp †(a)	20,065	21,269
Australia Acquisition Corp. (Australia) (3)†(b)	612,000	—
Azteca Acquisition Corp. (3)†(a)(b)	800,000	160,000
BGS Acquisition Corp. (Argentina) †(a)	671,160	87,251
Blue Wolf Mongolia Holdings Corp. †(a)	526,500	52,650
Boston Private Financial Holdings, Inc. †(a)	97,674	290,092
China Growth Equity Investment Ltd. (China) †	395,000	51,350
Comerica, Inc. †	45,508	307,291
Empeiria Acquisition Corp. †	680,000	272,000
European CleanTech SE (Germany) (3)†(b)	621,000	122,953
exceet Group SE (Germany) (2)†	72,000	18,057
Gerova Financial Group Ltd. (Bermuda) (3)†(b)	138,792	1,388
Global Cornerstone Holdings Ltd. †	632,000	126,400
Global Eagle Acquisition Corp. †	1,382,500	967,750
Infinity Cross Border Acquisition Corp. (Israel) †	287,100	169,389
IVS Group (Luxembourg) (3)†(b)	590,301	280,500
Jack Cooper Holdings Corp. (2)†(a)	2,223	271,206
Lincoln National Corp. †	49,759	856,850
Lone Oak Acquisition Corp. (Hong Kong) (3)†(b)	328,820	49,323
Nautilus Marine Acquisition Corp. (Greece) †	777,600	194,400
Neostem (3)†(b)	243,000	23,328
Prime Acquisition Corp. (China) †	423,935	67,830
ROI Acquisition Corp. (3)†(b)	756,000	254,016
SCG Financial Acquistion Corp. †	631,210	157,802
Selway Capital Acquisition Corp. †	414,792	207,396
Signature Bank †	107,610	4,557,283
Texas Capital Bancshares, Inc. †	16,077	480,542
Trio Merger Corp. †	456,000	182,400
Universal Business Payment Solutions Acquisition Corp. (2)†	947,052	246,233
Valley National Bancorp †	49,509	19,804
Wintrust Financial Corp. †	415,782	6,943,559

		17,502,682

Health Care - 0.0% (e)
Access Pharmaceuticals, Inc. (3)†(b)	68,407	27
ADVENTRX Pharmaceuticals, Inc. (3)†(b)	103,750	20,449
Bionovo, Inc. (3)†(b)	39,373	4
Cormedix, Inc. †(a)	75,400	8,392
CryoPort, Inc. (3)†(b)	1,704,825	94,819

The accompanying notes are an integral part of these financial statements.	(Continued)

70	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 2)
Health Care - 0.0% (e) (continued)
CytRx Corp. (3)†(b)	2,268,000	$41,051
Galena Biopharma, Inc. (3)†(b)	510,000	148,002
InspireMD, Inc. (United Kingdom) (3)†(b)	67,911	18,553
IntelliPharmaCeutics International, Inc., Series A (3)†(b)	220,000	96,272
IntelliPharmaCeutics International, Inc., Series B (3)†(b)	220,000	30,536
MannKind Corp. †	425,000	140,250
Opexa Therapeutics, Inc. (3)†(b)	47,362	455
Pluristem Therapeutics, Inc. (Israel) (3)†(b)	173,242	98,679
Pluristem Therapeutics, Inc. (Israel) †	63,750	19,125
Provectus Pharmaceuticals, Inc., Series A (3)†(b)	881,558	20,540
Provectus Pharmaceuticals, Inc., Series C (3)†(b)	617,090	14,378
ReGeneRx Biopharmaceuticals, Inc. (3)†(b)	240,000	2,400
Rexahn Pharmaceuticals, Inc. (3)†(b)	1,402,500	138,146
Rosetta Genomics Ltd. (Israel) (3)†(b)	688,211	5,536
RXi Pharmaceuticals Corp. (3)†(b)	144,175	133,362
Synergy Pharmaceuticals, Inc. (3)†(b)	82,000	112,701
Zogenix, Inc. (3)†(b)	38,250	11,265

		1,154,942

Industrials - 0.0% (e)
China Wood, Inc. (3)†(b)	94,000	56,851
Plastec Technologies Ltd. (Hong Kong) (3)†(b)	56,004	5,601
Spherix, Inc. (3)†(b)	196,441	923

		63,375

Information Technology - 0.0% (e)
Authentidate Holding Corp. (3)†(b)	1,377,760	112,166
Magic Software Enterprises Ltd. (Israel) (3)†(b)	132,782	22,785
Microvision, Inc. (3)†(b)	42,000	27,888
Net Element International, Inc. (Bulgaria) (3)†(b)	319,668	47,950
Orckit Communications Ltd. (Israel) (3)†(b)	84,282	9
SinoHub, Inc. (China) (3)†(b)	267,392	27

		210,825

Materials - 0.0% (e)
AUMN (3)†(b)	73,912	53,823
Aurcana Corp. (Canada) (3)†(b)	623,387	305,335
Calvista Gold Corp. (Canada) (3)†(b)	100,000	—
Cereplast, Inc. (3)†(b)	64,539	6
China Shen Zhou Mining & Resources, Inc. (China) (3)†(b)	66,762	921
Edgewater Exploration Ltd. (Canada) (3)†(b)	250,000	930
Energy Fuels, Inc. (Canada) (3)†(b)	360,000	3,800

	SHARES	VALUE (Note 2)
Materials - 0.0% (e) (continued)
Kangaroo Resources Ltd. (Australia) (3)†(b)	24,137,931	$62,759

		427,574

Utilities - 0.0%(e)
China Hydroelectric Corp. (China) †	24,500	135

TOTAL WARRANTS (cost $12,450,203)		21,527,641

MONEY MARKET FUNDS - 27.7%
Dreyfus Treasury Cash Management, Class I, 0.010% (2)(j)	101,526,932	101,526,932
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.120% (2)(j)(k)	319,451,802	319,451,802
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2)(j)	173,377,291	173,377,291
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (2)(j)	101,526,932	101,526,932

TOTAL MONEY MARKET FUNDS (cost $695,882,957)		695,882,957

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 0.0% (e)
J.P. Morgan Prime Money Market
Fund - Capital Shares, 0.120% (2)(j) (cost $161,950)	161,950	161,950

PURCHASED OPTIONS - 0.0%(e)	CONTRACTS/ NOTIONAL
Put - Knight Capital Group, Inc., Expires 07/20/13, Strike $4.00	372	26,040
Put - Knight Capital Group, Inc, Expires 07/20/13, Strike $5.00	136	22,440
Put - Sprint Nextel Corp., Expires 01/18/14, Strike $10.00	1,859	1,143,285

TOTAL PURCHASED OPTIONS (cost $1,102,586)		1,191,765

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (cost $2,523,306,080)		2,537,110,526

SECURITIES SOLD SHORT - (19.4)%
COMMON STOCKS - (17.3)%

Consumer Discretionary - (2.6)%
Lennar Corp., Class A	(40,782)	(1,577,040)
Liberty Global, Inc., Class A †	(740,523)	(46,645,544)
M/I Homes, Inc. †	(56,477)	(1,496,640)
Meritage Homes Corp. †	(24,688)	(922,097)
priceline.com, Inc. †	(6,419)	(3,987,483)
PVH Corp.	(86,383)	(9,589,377)
Standard Pacific Corp. †	(89,297)	(656,333)
Toll Brothers, Inc. †	(9,092)	(293,944)

		(65,168,458)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	71

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 2)
Consumer Staples - (0.4)%
American Oriental Bioengineering, Inc. (China) †	(4,761)	$(1,619)
Central Garden and Pet Co., Class A †	(524,330)	(5,479,248)
Dole Food Co., Inc. †	(28,946)	(332,011)
Universal Corp.	(12,936)	(645,636)
Vector Group Ltd.	(213,050)	(3,168,053)

		(9,626,567)

Energy - (1.6)%
Baytex Energy Corp. (Canada)	(60,584)	(2,611,075)
Cal Dive International, Inc. †	(531,354)	(919,242)
Chesapeake Energy Corp.	(21,532)	(357,862)
Crescent Point Energy Corp. (Canada)	(66,001)	(2,496,187)
Enerplus Corp. (Canada)	(171,802)	(2,228,055)
Pacific Rubiales Energy Corp. (Colombia)	(141,195)	(3,280,403)
Pengrowth Energy Corp. (Canada)	(465,836)	(2,318,175)
Penn West Petroleum Ltd. (Canada)	(209,215)	(2,271,561)
Petrominerales Ltd. (Canada)	(103,939)	(896,426)
Polarcus Ltd. (Norway) (2)†	(155,079)	(189,456)
Royal Dutch Shell PLC, Class B ADR (Netherlands)	(228,796)	(16,219,348)
Talisman Energy, Inc. (Canada)	(253,729)	(2,869,660)
Vantage Drilling Co. †	(1,356,219)	(2,481,881)

		(39,139,331)

Financials - (5.1)%
Associated Banc-Corp	(6,884)	(90,318)
AV Homes, Inc. †	(52,200)	(742,284)
Boston Private Financial Holdings, Inc.	(70,169)	(632,223)
CNO Financial Group, Inc.	(1,537,118)	(14,341,311)
Columbia Banking System, Inc.	(268,108)	(4,809,857)
Comerica, Inc.	(23,950)	(726,643)
FirstMerit Corp.	(680,863)	(9,661,446)
IntercontinentalExchange, Inc. †	(39,082)	(4,838,742)
Investors Bancorp, Inc.	(946)	(16,820)
KCAP Financial, Inc.	(48,088)	(441,929)
Leucadia National Corp.	(290,663)	(6,914,873)
Lincoln National Corp.	(47,292)	(1,224,863)
M&T Bank Corp.	(475,019)	(46,775,121)
Markel Corp. †	(18,407)	(7,977,962)
PacWest Bancorp	(149,975)	(3,716,380)
PMI Group, Inc./The †	(263)	(4)
Signature Bank †	(100,992)	(7,204,769)
Stifel Financial Corp. †	(70,008)	(2,238,156)
Texas Capital Bancshares, Inc. †	(15,342)	(687,628)
TICC Capital Corp.	(71,362)	(722,183)
Trustmark Corp.	(81,086)	(1,821,192)
Valley National Bancorp	(10,159)	(94,479)
Wintrust Financial Corp.	(350,463)	(12,861,992)

		(128,541,175)

Health Care - (2.3)%
Abbott Laboratories †	(479,051)	(15,042,201)
AbbVie, Inc. †	(479,051)	(16,364,382)
Adcare Health Systems, Inc. †	(16,341)	(77,620)
Aetna, Inc.	(361,711)	(16,747,219)
Affymetrix, Inc. †	(89,948)	(285,135)

	SHARES	VALUE (Note 2)
Health Care - (2.3)% (continued)
Enzon Pharmaceuticals, Inc.	(37,092)	$(164,317)
Exelixis, Inc. †	(420,980)	(1,923,879)
Sequenom, Inc. †	(454,955)	(2,147,388)
Wright Medical Group, Inc. †	(255,529)	(5,363,554)

		(58,115,695)

Industrials - (1.3)%
Chicago Bridge & Iron Co. NV (Netherlands)	(56,086)	(2,599,586)
DigitalGlobe, Inc. †	(787,803)	(19,253,905)
Genesee & Wyoming, Inc., Class A †	(14,200)	(1,080,336)
JetBlue Airways Corp. †	(379,283)	(2,165,706)
MasTec, Inc. †	(224,970)	(5,608,502)
Trex Co., Inc. †	(80,961)	(3,014,178)
Ultrapetrol Bahamas Ltd. (Bahamas) †	(58,046)	(95,776)

		(33,817,989)

Information Technology - (1.4)%
ASML Holding NV NYRS (Netherlands)	(288,352)	(18,572,752)
Digital River, Inc. †	(1,323)	(19,038)
GT Advanced Technologies, Inc. †	(314,859)	(950,874)
Integrated Device Technology, Inc. †	(994,713)	(7,261,405)
Molex, Inc.	(96,795)	(2,645,407)
ON Semiconductor Corp. †	(35,714)	(251,784)
Verint Systems, Inc. †	(235,330)	(6,909,289)

		(36,610,549)

Materials - (1.6)%
B2Gold Corp. (Canada) †	(2,698,577)	(9,658,122)
First Majestic Silver Corp. (Canada) †	(272,041)	(5,486,220)
First Quantum Minerals Ltd. (Canada)	(340,192)	(7,493,322)
Freeport-McMoRan Copper & Gold, Inc.	(231,990)	(7,934,058)
Kaiser Aluminum Corp.	(70)	(4,318)
Osisko Mining Corp. (Canada) †	(128,438)	(1,032,979)
PolyOne Corp.	(367,046)	(7,495,079)
Sino-Forest Corp. (Canada) (3)†(b)	(46,847)	(32,207)
Stillwater Mining Co. †	(71,650)	(915,687)

		(40,051,992)

Telecommunication Services - (1.0)%
Level 3 Communications, Inc. †	(610,879)	(14,117,414)
TELUS Corp. (Canada)	(151,829)	(9,936,732)

		(24,054,146)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $416,390,333)		(435,125,902)

EXCHANGE TRADED FUNDS - (1.5)%
SPDR Barclays High Yield Bond ETF	(713,164)	(29,025,775)
SPDR Gold Shares †	(3,205)	(519,242)
SPDR S&P 500 ETF Trust	(61,184)	(8,719,944)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT (proceeds $38,138,622)		(38,264,961)

The accompanying notes are an integral part of these financial statements.	(Continued)

72	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 2)

PREFERRED STOCKS - (0.6)%

Consumer Discretionary - (0.6)%
Volkswagen AG (Germany) (2)
(proceeds $13,734,005)	(67,195)	$(15,417,822)

TOTAL SECURITIES SOLD SHORT (proceeds $468,262,960)		(488,808,685)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 81.5% (cost $2,055,043,120)		2,048,301,841

OTHER ASSETS IN EXCESS OF LIABILITIES - 18.5% (l)		465,793,483

NET ASSETS - 100.0%		$2,514,095,324

†	Non income-producing security.
(a)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2012, the value of these securities was $225,264,625. In addition, $415,842,487 of cash collateral was pledged.
(b)	Security fair valued at as of December 31, 2012 using procedures approved by the Board of Trustees. The total value of positions fair valued was $151,410,483 or 5.9% of total net assets.
(c)	All or a portion of the security on loan. The aggregate market value of such securities is $151,539; cash collateral of $161,950 was received with which the Fund purchased a money market fund.
(d)	Represents a Pay-in-Kind Bond.
(e)	Represents less than 0.05 percent of net assets.
(f)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(g)	Indicates a variable rate security. The interest rate shown represents the discount rate at December 31, 2012.
(h)	Defaulted security.
(i)	The rate shown is the effective yield at the date of purchase.
(j)	Represents annualized seven-day yield as of December 31, 2012.
(k)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange, futures and swap contracts.
(l)	Includes appreciation (depreciation) on forward foreign currency exchange, futures and swap contracts.
(m)	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2012.

All bonds are denominated in US dollars, unless noted otherwise.

All securities are United States companies, unless noted otherwise in parentheses.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 4).
(3)	Level 3 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

144A - Restricted Security

ADR - American Depositary Receipt

CAD - Canadian Dollar

EUR - Euro

MTN - Medium Term Note

NOK - Norwegian Krone

NR - Not Rated by Moody’s

NYRS - New York Registry Shares

REIT - Real Estate Investment Trust

WR - Withheld Ratings

Credit default swap contracts sell protection as of December 31, 2012:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 18	5.000%	USD	4.581%	193,990,500	$(1,346,309)	6/20/2017	$4,882,501
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 19	5.000%	USD	4.909%	2,750,000	9,929	12/20/2017	(1,533)

						$(1,336,380)		$4,880,968

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	73

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

Credit default swap contracts buy protection as of December 31, 2012:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	Host Hotels & Resorts LP	1.000%	USD	0.936%	3,450,000	$116,435	12/20/2015	$(124,116)
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 18	5.000%	USD	4.581%	193,990,500	(5,070,006)	6/20/2017	1,533,814
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 19	5.000%	USD	4.909%	190,050,000	600,107	12/20/2017	(1,475,330)
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 19	5.000%	USD	4.909%	4,000,000	(16,859)	12/20/2017	(19,187)
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 19	5.000%	USD	4.909%	600,000	(16,823)	12/20/2017	13,991

						$(4,387,146)		$(70,828)

Money Market Fund is pledged as collateral to brokers for credit default swap contracts in the amount of $622. Additional collateral for positions held at the Royal Bank of Scotland is included in the collateral for forward foreign currency exchange contracts.

Open Written Options contracts outstanding at December 31, 2012:

Call Options Written

SHARES	ISSUER	COUNTERPARTY	EXPIRATION DATE	PROCEEDS	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
177	Clearwire Corp. (Exercise price $3)	J.P. Morgan	March 16, 2013	$(1,593)	$(885)	$708
372	Knight Capital Group, Inc. (Exercise price $4)	J.P. Morgan	July 20, 2013	(510)	(1,860)	(1,350)
136	Knight Capital Group, Inc. (Exercise price $5)	J.P. Morgan	July 20, 2013	—	(136)	(136)
86	McMoRan Exploration Co. (Exercise price $14)	J.P. Morgan	January 19, 2013	(11,330)	(17,028)	(5,698)
104	McMoRan Exploration Co. (Exercise price $15)	J.P. Morgan	January 19, 2013	(5,371)	(11,128)	(5,757)
1,252	MetroPCS Communications, Inc. (Exercise price $9)	J.P. Morgan	January 19, 2013	(148,988)	(106,420)	42,568
1,859	Sprint Nextel Corp. (Exercise price $10)	J.P. Morgan	January 18, 2014	(15,801)	(9,295)	6,506

				$(183,593)	$(146,752)	$36,841

The accompanying notes are an integral part of these financial statements.	(Continued)

74	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

Open futures contracts outstanding at December 31, 2012:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts:
1,446	S&P 500 E-Mini Futures	March 15, 2013	$(103,565,926)	$(102,673,230)	$892,696
1,656	U.S. Treasury 2-Year Note Futures	March 28, 2013	(364,980,795)	(365,096,250)	(115,455)
468	U.S. Treasury 5-Year Note Futures	March 28, 2013	(58,270,074)	(58,225,781)	44,293

			$(526,816,795)	$(525,995,261)	$821,534

Cash held as collateral with broker for futures contracts was $2,309,930 at December 31, 2012.

Forward foreign currency exchange contracts outstanding as of December 31, 2012:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 01/22/13	The Royal Bank of Scotland	CAD	645,460	$654,691	$648,634	$(6,057)
Canadian Dollar, Expiring 02/07/13	The Royal Bank of Scotland	CAD	14,839,415	14,977,189	14,907,012	(70,177)
Canadian Dollar, Expiring 06/04/13	The Royal Bank of Scotland	CAD	329,592	332,287	330,213	(2,074)
Euro, Expiring 01/28/13	The Royal Bank of Scotland	EUR	5,590,151	7,131,356	7,380,392	249,036
Euro, Expiring 02/07/13	The Royal Bank of Scotland	EUR	993,586	1,308,732	1,311,896	3,164
Norwegian Krone, Expiring 01/07/13	The Royal Bank of Scotland	NOK	401,625	69,457	72,253	2,796
Norwegian Krone, Expiring 04/09/13	The Royal Bank of Scotland	NOK	410,550	70,759	73,610	2,851
Norwegian Krone, Expiring 07/09/13	The Royal Bank of Scotland	NOK	406,088	69,760	72,559	2,799
Norwegian Krone, Expiring 10/09/13	The Royal Bank of Scotland	NOK	410,550	70,292	73,055	2,763

				24,684,523	24,869,624	185,101

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 12/31/13	The Royal Bank of Scotland	AUD	(275,541)	$(278,298)	$(279,006)	$(708)
Brazilian Real, Expiring 04/05/13*	The Royal Bank of Scotland	BRL	(791,700)	(382,187)	(382,099)	88
Canadian Dollar, Expiring 01/07/13	The Royal Bank of Scotland	CAD	(940,119)	(944,789)	(945,052)	(263)
Canadian Dollar, Expiring 01/22/13	The Royal Bank of Scotland	CAD	(645,460)	(648,064)	(648,634)	(570)
Canadian Dollar, Expiring 02/07/13	The Royal Bank of Scotland	CAD	(37,774,781)	(37,908,196)	(37,947,444)	(39,248)
Canadian Dollar, Expiring 02/15/13	The Royal Bank of Scotland	CAD	(612,973)	(615,283)	(615,676)	(393)
Canadian Dollar, Expiring 02/22/13	The Royal Bank of Scotland	CAD	(3,681,212)	(3,682,437)	(3,696,924)	(14,487)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	75

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 02/28/13	The Royal Bank of Scotland	CAD	(1,615,200)	$(1,621,296)	$(1,621,899)	$(603)
Canadian Dollar, Expiring 03/07/13	The Royal Bank of Scotland	CAD	(16,099,413)	(16,251,164)	(16,163,794)	87,370
Canadian Dollar, Expiring 06/04/13	The Royal Bank of Scotland	CAD	(9,192,964)	(9,245,971)	(9,210,272)	35,699
Canadian Dollar, Expiring 06/28/13	The Royal Bank of Scotland	CAD	(13,648,756)	(13,696,228)	(13,666,483)	29,745
Euro, Expiring 01/28/13	The Royal Bank of Scotland	EUR	(5,855,786)	(7,902,383)	(7,731,096)	171,287
Euro, Expiring 01/31/13	The Royal Bank of Scotland	EUR	(217,350)	(284,994)	(286,964)	(1,970)
Euro, Expiring 02/07/13	The Royal Bank of Scotland	EUR	(993,586)	(1,283,003)	(1,311,896)	(28,893)
Euro, Expiring 02/22/13	The Royal Bank of Scotland	EUR	(5,206,236)	(6,708,322)	(6,874,991)	(166,669)
Euro, Expiring 02/28/13	The Royal Bank of Scotland	EUR	(14,995,484)	(19,773,045)	(19,802,976)	(29,931)
Euro, Expiring 03/20/13	The Royal Bank of Scotland	EUR	(4,793,643)	(6,245,538)	(6,331,674)	(86,136)
Euro, Expiring 04/05/13	The Royal Bank of Scotland	EUR	(21,000)	(27,672)	(27,742)	(70)
Euro, Expiring 06/10/13	The Royal Bank of Scotland	EUR	(437,363)	(559,680)	(578,146)	(18,466)
Euro, Expiring 12/31/13	The Royal Bank of Scotland	EUR	(18,000)	(23,720)	(23,850)	(130)
Euro, Expiring 04/07/14	The Royal Bank of Scotland	EUR	(21,000)	(27,733)	(27,864)	(131)
Euro, Expiring 06/09/14	The Royal Bank of Scotland	EUR	(742,500)	(954,016)	(986,056)	(32,040)
Euro, Expiring 04/07/15	The Royal Bank of Scotland	EUR	(21,000)	(27,804)	(27,967)	(163)
Euro, Expiring 06/09/15	The Royal Bank of Scotland	EUR	(742,500)	(956,986)	(988,817)	(31,831)
Euro, Expiring 11/09/15	The Royal Bank of Scotland	EUR	(311,240)	(401,618)	(414,491)	(12,873)
Euro, Expiring 04/05/16	The Royal Bank of Scotland	EUR	(21,000)	(27,886)	(27,967)	(81)
Euro, Expiring 04/05/17	The Royal Bank of Scotland	EUR	(21,000)	(28,010)	(27,967)	43
Norwegian Krone, Expiring 01/07/13	The Royal Bank of Scotland	NOK	(1,160,250)	(201,524)	(208,732)	(7,208)
Norwegian Krone, Expiring 03/27/13	The Royal Bank of Scotland	NOK	(360,000)	(58,752)	(64,577)	(5,825)
Norwegian Krone, Expiring 04/09/13	The Royal Bank of Scotland	NOK	(1,186,033)	(205,326)	(212,650)	(7,324)
Norwegian Krone, Expiring 05/21/13	The Royal Bank of Scotland	NOK	(978,750)	(168,040)	(175,212)	(7,172)
Norwegian Krone, Expiring 06/11/13	The Royal Bank of Scotland	NOK	(1,365,872)	(222,061)	(244,321)	(22,260)
Norwegian Krone, Expiring 06/27/13	The Royal Bank of Scotland	NOK	(368,000)	(59,876)	(65,787)	(5,911)
Norwegian Krone, Expiring 07/09/13	The Royal Bank of Scotland	NOK	(1,173,142)	(202,413)	(209,616)	(7,203)
Norwegian Krone, Expiring 09/16/13	The Royal Bank of Scotland	NOK	(6,745,753)	(1,166,288)	(1,201,539)	(35,251)

The accompanying notes are an integral part of these financial statements.	(Continued)

76	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Norwegian Krone, Expiring 09/27/13	The Royal Bank of Scotland	NOK	(368,000)	$(59,686)	$(65,514)	$(5,828)
Norwegian Krone, Expiring 10/09/13	The Royal Bank of Scotland	NOK	(1,186,033)	(203,939)	(211,047)	(7,108)
Norwegian Krone, Expiring 11/18/13	The Royal Bank of Scotland	NOK	(978,750)	(166,612)	(173,899)	(7,287)
Norwegian Krone, Expiring 12/11/13	The Royal Bank of Scotland	NOK	(1,397,358)	(225,770)	(248,059)	(22,289)
Norwegian Krone, Expiring 12/18/13	The Royal Bank of Scotland	NOK	(51,000,000)	(8,733,470)	(9,051,107)	(317,637)
Norwegian Krone, Expiring 12/27/13	The Royal Bank of Scotland	NOK	(364,000)	$(58,852)	(64,578)	(5,726)
Norwegian Krone, Expiring 03/27/14	The Royal Bank of Scotland	NOK	(360,000)	(58,013)	(63,657)	(5,644)
Norwegian Krone, Expiring 05/19/14	The Royal Bank of Scotland	NOK	(978,750)	(164,808)	(172,727)	(7,919)
Norwegian Krone, Expiring 06/11/14	The Royal Bank of Scotland	NOK	(1,389,722)	(222,926)	(245,046)	(22,120)
Norwegian Krone, Expiring 06/27/14	The Royal Bank of Scotland	NOK	(368,000)	(59,102)	(64,850)	(5,748)
Norwegian Krone, Expiring 09/29/14	The Royal Bank of Scotland	NOK	(368,000)	(58,875)	(64,624)	(5,749)
Norwegian Krone, Expiring 11/18/14	The Royal Bank of Scotland	NOK	(17,178,750)	(2,863,290)	(3,011,129)	(147,839)
Norwegian Krone, Expiring 12/11/14	The Royal Bank of Scotland	NOK	(1,397,358)	(222,594)	(244,722)	(22,128)
Norwegian Krone, Expiring 12/29/14	The Royal Bank of Scotland	NOK	(364,000)	(58,017)	(63,705)	(5,688)
Norwegian Krone, Expiring 03/27/15	The Royal Bank of Scotland	NOK	(360,000)	(57,174)	(62,798)	(5,624)
Norwegian Krone, Expiring 06/11/15	The Royal Bank of Scotland	NOK	(26,889,722)	(4,251,474)	(4,677,278)	(425,804)
Norwegian Krone, Expiring 06/29/15	The Royal Bank of Scotland	NOK	(12,368,000)	(1,956,653)	(2,149,872)	(193,219)
Norwegian Krone, Expiring 04/27/16	The Royal Bank of Scotland	NOK	(19,387,600)	(3,266,931)	(3,331,678)	(64,747)

				(155,478,789)	(156,996,471)	(1,517,682)

				$(130,794,266)	$(132,126,847)	$(1,332,581)

Money Market Fund is pledged as collateral for forward foreign currency exchange contracts in the amount of $17,876,514.

*	Non deliverable forward. See Note 3 in the Notes to Financial Statements.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EUR - Euro

NOK - Norwegian Krone

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	77

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

Total Return Basket Swaps* Outstanding at December 31, 2012

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE (NOTE 2)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	06/13/2013	$278,224

*	See the accompanying “Additional Information — Total Return Basket Swaps” for further details.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swaps as of December 31, 2012.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

United Kingdom
Aegis Group PLC	5,110,556	$19,533,688	$116,251
Xstrata PLC	271,244	4,364,408	370,375

			486,626

Total of Long Equity Positions			486,626

Short Positions
Glencore International PLC	(847,909)	(4,809,203)	(89,024)

Total of Long and Short Equity Positions			397,602

Net Cash and Other Receivables/ (Payables)(b)			(119,378)

Swaps, at Value			$278,224

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

(b)	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Money Market Fund held as collateral was $10,601,572 at December 31, 2012.

Total Return Basket Swaps* Outstanding at December 31, 2012

COUNTERPARTY	DESCRIPTION	TERMINATION DATES	VALUE (NOTE 2)
JPMorgan	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	08/30/2013 - 02/28/2014	$(4,539,748)

*	See the accompanying “Additional Information — Total Return Basket Swaps” for further details.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swaps as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.	(Continued)

78	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Long Positions

United States
Beazer Homes USA, Inc.	40,300	$952,289	$196,261
Boston Private Capital	1,225	42,262	9,723
Chesapeake Energy Corp.	19,713	373,706	(46,076)
Energy XXI, Inc.	9,535	3,414,722	(104,289)
Enzon Pharmaceuticals, Inc.	23,419	104,780	(1,034)
General Motors Co.	121,646	2,554,775	952,279
Genesee & Wyoming, Inc.	206	15,090	583
GT Advanced Technologies, Inc.	60,384	189,548	(7,188)
Interpublic Group of Cos, Inc./The	3,000	3,094,500	122,070
JetBlue Airways Corp.	5,578	31,270	581
Level 3 Communications, Inc.	68,687	1,457,388	129,969
Meritage Homes Corp.	1,915	71,161	364
MetLife, Inc.	55,475	2,500,996	(34,023)
NextEra Energy, Inc.	61,525	3,168,537	(101,516)
Nielsen Holdings NV	6,800	376,550	5,312
ON Semiconductor Corp.	8,928	61,206	1,736
PPL Corp.	166,325	9,264,302	(563,842)
PPL Corp.	64,425	3,582,030	(120,475)
Thompson Creek Metals Co., Inc.	226,250	3,738,781	1,107,494
Universal Corp.	8,350	9,103,587	436,288
Wells Fargo & Co.	500	591,375	21,125
Whiting Petroleum Corp.	1,144	241,241	(11,225)
Wintrust Financial Corp.	58,975	3,275,968	(61,830)

			1,932,287

Total of Long Equity Positions			1,932,287

Short Positions

United States
3D Systems Corp.	(518,942)	(20,999,018)	(6,686,538)
A.M. Castle & Co.	(82,300)	(764,214)	(451,357)
Accuray, Inc.	(47,561)	(315,008)	9,191
Affymetrix, Inc.	(212,730)	(843,164)	168,810
Alcoa, Inc.	(875,102)	(7,837,480)	241,595
Allegheny Technologies, Inc.	(678)	(18,937)	(1,647)
Alliance Data Systems Corp.	(220,747)	(28,979,666)	(2,975,670)
Alliance One International, Inc.	(413,745)	(1,254,604)	(251,427)
American Equity Investment Life Holding Co.	(1,288,054)	(14,497,547)	(1,229,593)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Amkor Technology, Inc.	(1,652,505)	$(8,831,797)	$1,808,651
Annaly Capital Management, Inc.	(3,326)	(48,675)	1,978
ArcelorMittal	(51,091)	(831,488)	(61,071)
Archer-Daniels-Midland Co.	(1,748)	(48,673)	796
ARES Captial Corp.	(90,912)	(1,581,330)	(9,630)
AuRico Gold, Inc.	(162,929)	(1,170,997)	(161,762)
AV Homes, Inc.	(89,727)	(1,136,615)	(139,303)
Avis Budget Group, Inc.	(346,093)	(5,604,737)	(1,254,826)
Beazer Homes USA, Inc.	(56,975)	(778,365)	(183,943)
BioMed Realty Trust, Inc.	(318,122)	(5,941,919)	(207,379)
Boston Private Financial Holdings, Inc.	(848)	(8,334)	694
Boston Properties, Inc.	(47,034)	(5,103,358)	126,691
Bristow Group, Inc.	(7,534)	(370,344)	(33,931)
Cadence Design Systems, Inc.	(858,054)	(10,803,564)	(788,746)
CBIZ, Inc.	(103,982)	(591,898)	(22,636)
Cemex SAB de CV	(281,431)	(2,212,224)	(565,500)
Cenveo, Inc.	(332,568)	(659,879)	(238,054)
Chart Industries, Inc.	(98,439)	(6,860,711)	297,783
China Medical Technologies, Inc.	(45,264)	(129,002)	13,127
Chiquita Brands International, Inc.	(63,487)	(415,664)	(108,104)
Ciena Corp.	(483,346)	(7,944,149)	355,616
CNO Financial Group, Inc.	(32,960)	(311,548)	4,031
Coinstar, Inc.	(42,420)	(2,083,247)	(123,017)
Concur Technologies, Inc.	(3,133)	(212,739)	1,198
Convergys Corp.	(596,235)	(9,189,053)	(595,164)
DDR Corp.	(854,117)	(12,929,725)	(445,747)
DFC Global Corp.	(28,089)	(554,095)	34,168
Digital Realty Trust, Inc.	(198,379)	(15,019,640)	1,551,690
Dole Food Co., Inc.	(32,320)	(393,647)	22,937
DR Horton, Inc.	(1,615,365)	(30,561,594)	(1,390,325)
DST Systems, Inc.	(16,680)	(897,683)	(113,125)
Energy XXI, Inc.	(77,233)	(2,604,515)	118,384
EnPro Industries, Inc.	(85,706)	(3,013,829)	(491,546)
Equinix, Inc.	(149,641)	(27,362,545)	(3,493,430)
Espeed, Inc.	(9,248)	(34,271)	2,273
Exelixis, Inc.	(69,585)	(323,595)	5,592
Exterran Holdings, Inc.	(92,070)	(1,753,299)	(264,876)
Fifth & Pacific Cos., Inc.	(1,721,547)	(20,645,101)	(788,159)
Finisar Corp.	(30,913)	(450,698)	(53,183)
GenCorp, Inc.	(252,194)	(2,113,724)	(193,851)
General Cable Corp.	(242,214)	(6,913,416)	(452,312)
General Motors Co.	(101,625)	(3,563,227)	(921,485)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	79

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Goodrich Petroleum Corp.	(3,895)	$(43,200)	$6,899
Green Plains Renewable Energy, Inc.	(147,338)	(850,446)	(314,998)
Group 1 Automotive, Inc.	(54,273)	(2,988,658)	(375,725)
Hawaiian Holdings, Inc.	(26,643)	(162,743)	(12,302)
Health Care REIT, Inc.	(18,279)	(1,089,481)	(30,839)
Hertz Global Holdings, Inc.	(2,324,134)	(29,199,991)	(8,613,669)
Hilltop Holdings, Inc.	(13,653)	(178,389)	(6,473)
Host Hotels & Resorts, Inc.	(1,433,291)	(22,175,340)	(284,330)
Interpublic Group of Cos., Inc./The	(98,323)	(1,046,217)	(37,302)
iStar Financial, Inc.	(117,682)	(952,954)	(6,155)
JAKKS Pacific, Inc.	(164,036)	(2,631,137)	577,407
Kaman Corp.	(78,450)	(2,585,644)	(301,316)
Kilroy Realty Corp.	(167,620)	(7,864,893)	(75,266)
L-3 Communications Holdings, Inc.	(15,262)	(1,079,014)	(90,361)
Lennar Corp.	(1,120,500)	(37,258,045)	(6,071,690)
Leucadia National Corp.	(7,735)	(174,052)	(9,963)
Lexington Realty Trust	(893,113)	(8,116,043)	(1,216,987)
M/I Homes, Inc.	(22,765)	(528,505)	(74,768)
MasTec, Inc.	(36,708)	(840,521)	(74,610)
Medicines Co./The	(19,495)	(488,851)	21,556
Meritor, Inc.	(20,020)	(93,963)	(732)
MetLife, Inc.	(51,684)	(1,749,916)	47,445
MGIC Investment Corp.	(403,721)	(669,961)	(403,937)
MGM Resorts International	(118,741)	(1,196,073)	(186,073)
Microchip Technology	(364,422)	(12,734,687)	858,174
Micron Technology, Inc.	(228,700)	(1,519,350)	67,105
Molina Healthcare, Inc.	(36,554)	(948,466)	(40,685)
National Financial Partners Corp.	(273,549)	(4,250,476)	(438,154)
Navistar International Corp.	(12,308)	(275,087)	7,142
NetApp, Inc.	(109,023)	(3,408,155)	(249,566)
NextEra Energy, Inc.	(29,639)	(2,065,571)	14,849
Nielsen Holdings NV	(10,643)	(312,789)	(12,780)
NorthStar Realty Finance Corp.	(374,689)	(2,248,302)	(389,508)
Nuance Communications, Inc.	(10,496)	(245,690)	11,419
Omnicare, Inc.	(74,777)	(2,410,766)	(288,684)
Pdl Biopharma, Inc.	(211,228)	(1,528,896)	39,739
Penson Worldwide, Inc.	(217,523)	(25,668)	18,707
PHH Corp.	(309,365)	(6,200,210)	(837,844)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Photronics, Inc.	(328,891)	$(1,932,319)	$(27,872)
Pioneer Natural Resources Co.	(4,547)	(453,093)	(31,572)
PPL Corp.	(200,072)	(5,959,867)	231,806
priceline.com, Inc.	(38,461)	(21,862,734)	(2,029,240)
Prologis, Inc.	(147,571)	(5,069,868)	(314,998)
Quantum Corp.	(732,835)	(904,328)	(4,387)
Radian Group, Inc.	(318,829)	(1,120,610)	(827,435)
Rambus, Inc.	(16,705)	(83,043)	1,523
Regeneron Pharmaceuticals, Inc.	(131,997)	(18,393,717)	(4,187,010)
Regis Corp.	(450,495)	(7,822,492)	200,117
Rite Aid Corp.	(49,261)	(59,525)	(7,470)
RTI International Metals, Inc.	(82,602)	(2,035,184)	(241,327)
Ryman Hospitality Properties	(637,779)	(22,360,834)	(2,168,146)
Saks, Inc.	(138,691)	(1,524,471)	66,828
Salesforce.com, Inc.	(260,154)	(36,886,932)	(6,844,955)
SanDisk Corp.	(206)	(8,838)	(135)
Sequenom, Inc.	(858,663)	(3,161,778)	(891,112)
Sirius XM Radio	(9,471,585)	(24,178,775)	(3,194,106)
SL Green Realty Corp.	(106,785)	(8,568,822)	383,751
Smithfield Foods, Inc.	(214,040)	(4,649,465)	32,623
Sotheby’s	(73,898)	(2,394,911)	(89,540)
Standard Pacific Corp.	(100,065)	(748,983)	13,506
Sterlite Industries India Ltd.	(16,054)	(131,016)	(7,209)
Stewart Enterprises, Inc.	(572)	(4,489)	118
Stewart Information Services Corp.	(442,256)	(8,251,812)	(3,246,844)
Stillwater Mining Co.	(13,896)	(160,960)	(16,631)
SYNNEX Corp.	(77,592)	(2,624,077)	(43,536)
Take-Two Interactive Software, Inc.	(270,169)	(2,757,646)	(216,915)
Terex Corp.	(613,293)	(13,619,335)	(3,620,332)
Textron, Inc.	(331,886)	(8,900,371)	672,917
Thompson Creek M	(1,023,970)	(2,645,761)	(1,593,475)
TICC Capital Corp.	(33,942)	(340,194)	(3,300)
Time Warner, Inc.	(56,517)	(1,367,861)	(71,627)
Titan International, Inc.	(732,667)	(15,900,742)	(12,785)
Titan Machinery, Inc.	(95,499)	(2,565,871)	207,046
Toll Brothers, Inc.	(52,491)	(1,771,663)	74,629
TRW Automotive Holdings Corp.	(200,279)	(8,718,282)	(2,018,675)
TTM Technologies, Inc.	(112,150)	(1,073,895)	42,115
Tyson Foods, Inc.	(288,809)	(4,930,767)	(672,128)
Ultrapetrol Bahamas Ltd.	(27,843)	(42,810)	(3,131)
United Rentals, Inc.	(749,607)	(24,640,632)	(9,481,479)

The accompanying notes are an integral part of these financial statements.	(Continued)

80	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
United States Steel Corp.	(187,861)	$(4,128,871)	$(355,371)
Universal Corp.	(110,011)	(5,178,098)	(312,551)
Vantage Drilling Co.	(9,257)	(16,713)	(228)
Vector Group Ltd.	(83,511)	(1,335,708)	93,899
VeriSign, Inc.	(682,954)	(29,757,185)	3,244,911
Virgin Media, Inc.	(343,522)	(9,457,040)	(3,167,394)
Viropharma, Inc.	(448,146)	(10,943,113)	743,310
Vishay Intertechnology, Inc.	(428,417)	(4,374,260)	(179,812)
Wells Fargo & Co.	(1,340)	(45,421)	(380)
Western Refining, Inc.	(2,153,410)	(56,632,135)	(4,072,492)
Whiting Petroleum Corp.	(5,165)	(235,094)	11,088
Wintrust Financial Corp.	(57,990)	(2,144,279)	16,046
Xilinx, Inc.	(356,616)	(12,047,739)	(754,775)

			(83,380,549)

Total of Short Equity Positions			(83,380,549)

Total of Long and Short Equity Positions			(81,448,262)

	PRINCIPAL
Fixed Income
Long Positions

United States
3D Systems Corp., 5.50%, 12/15/16	$11,725,000	21,958,158	7,214,446
A.M. Castle & Co., 7.00%, 12/15/17	925,000	1,023,487	472,248
Accuray, Inc., 3.75%, 08/01/16	700,000	699,898	11,457
Afford Resid Com, 7.50%, 08/15/25	998,000	1,149,987	47,816
Affymetrix, Inc., 4.00%, 07/01/19	2,525,000	2,305,184	(190,391)
Alcoa, Inc., 5.25%, 03/15/14	6,700,000	10,413,334	(714,705)
Alliance Data Systems Corp., 4.75%, 05/15/14	10,500,000	29,510,176	2,717,391
Alliance One International, Inc., 5.50%, 07/15/14	4,500,000	4,188,065	324,998
American Equity Investment Life Holding Co., 5.25%, 12/06/29	10,275,000	13,562,147	456,806
American Equity Investment Life Holding Co., 3.50%, 09/15/15	8,925,000	10,225,694	170,298

REFERENCE ENTITY	PRINCIPAL	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Amkor Technology, Inc., 6.00%, 04/15/14	$5,950,000	$11,393,256	$(2,462,413)
Annaly Capital Management, Inc., 5.00%, 05/15/15	3,150,000	3,228,750	(24,832)
ArcelorMittal, 5.00%, 05/15/14	6,875,000	7,114,669	75,664
Archer-Daniels-Midland Co., 0.88%, 02/15/14	1,500,000	1,512,152	(6,256)
Ares Capital Corp., 5.75%, 02/01/16	4,425,000	4,699,686	157,479
Ares Capital Corp., 5.13%, 06/01/16	3,025,000	3,147,186	74,408
AV Homes, Inc., 7.50%, 02/15/16	3,920,000	4,080,885	(10,622)
AV Homes, Inc., 7.50%, 02/15/16	980,000	991,025	42,857
Avis Budget Group, Inc., 3.50%, 10/01/14	7,400,000	9,280,939	917,897
BGC Partners, Inc., 4.50%, 07/15/16	1,400,000	1,270,325	43,276
BioMed Realty LP, 3.75%, 01/15/30	8,975,000	10,494,207	161,990
Boston Properties LP, 3.63%, 02/15/14	3,750,000	4,178,527	(175,619)
Boston Properties LP, 3.75%, 05/15/36	5,750,000	6,773,621	(481,719)
Bristow Group, Inc., 3.00%, 06/15/38	1,000,000	1,016,167	47,734
Cadence Design Systems, Inc., 2.63%, 06/01/15	6,925,000	12,112,331	619,182
CBIZ, Inc., 4.88%, 10/01/15	1,400,000	1,423,464	43,661
Cemex SAB de CV, 4.88%, 03/15/15	3,200,000	3,040,566	493,975
Cemex SAB de CV, 3.75%, 03/15/18	500,000	467,761	105,958
Cemex SAB de CV, 7.00%, 05/15/17	1,800,000	1,498,849	201,026
Cemex SAB de CV, 3.25%, 03/15/16	900,000	838,981	190,121
Chart Industries, Inc., 2.00%, 08/01/18	8,825,000	11,114,840	(170,137)
China Medical Technologies, Inc., 4.00%, 08/15/13	250,000	43,750	(35,625)
China Medical Technologies, Inc., 6.25%, 12/15/16	2,625,000	459,375	(374,063)
Chiquita Brands International, Inc., 4.25%, 08/15/16	5,000,000	3,911,910	518,355
Ciena Corp., 4.00%, 12/15/20	13,175,000	14,705,935	377,052

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	81

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	PRINCIPAL	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Ciena Corp., 4.00%, 03/15/15	$2,900,000	$3,455,512	$(128,814)
Coinstar, Inc., 4.00%, 09/01/14	2,150,000	3,035,501	37,076
Concur Technologies, Inc., 2.50%, 04/15/15	200,000	289,653	(8,956)
Convergys Corp., 5.75%, 09/15/29	7,825,000	12,481,258	397,946
DDR Corp., 1.75%, 11/15/40	22,575,000	25,117,827	118,700
DFC Global Corp., 3.25%, 04/15/17	800,000	939,522	(62,451)
DFC Global Corp., 2.88%, 06/30/27	150,000	159,152	(9,140)
Digital Realty Trust LP, 5.50%, 04/15/29	8,450,000	15,949,848	(1,522,228)
DR Horton, Inc., 2.00%, 05/15/14	24,531,000	36,365,834	2,533,504
DST Systems, Inc., 1000.00%, 08/15/23	975,000	1,156,594	117,609
EnPro Industries, Inc., 3.94%, 10/15/15	3,575,000	4,332,063	437,210
Equinix, Inc., 4.75%, 06/15/16	13,075,000	29,961,820	3,138,764
Exide Technologies, 4.25%, 06/15/14	3,675,000	4,054,315	160,854
Exide Technologies, 1000.00%, 09/18/13	650,000	554,125	50,375
Fifth & Pacific Cos., Inc., 6.00%, 06/15/14	6,250,000	21,389,581	713,870
Finisar Corp., 5.00%, 10/15/29	400,000	687,111	50,425
Gaylord Entertainment Co., 3.75%, 10/01/14	14,350,000	22,548,930	2,574,017
Genco Shipping & Trading Ltd., 5.00%, 08/15/15	500,000	239,931	(50,800)
GenCorp, Inc., 4.06%, 12/31/39	3,575,000	4,146,875	241,839
General Cable Corp., 0.88%, 11/15/13	6,075,000	5,974,234	50,714
General Cable Corp., 4.50%, 11/15/29	9,620,000	10,171,948	261,833
GMX Resources, Inc., 4.50%, 05/01/15	1,875,000	830,391	27,577
Goodrich Petroleum Corp., 5.00%, 10/01/29	1,000,000	958,472	(7,085)
Green Plains Renewable Energy, Inc., 5.75%, 11/01/15	4,100,000	2,988,699	702,589

REFERENCE ENTITY	PRINCIPAL	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Group 1 Automotive, Inc., 3.00%, 03/15/20	$2,350,000	$3,783,305	$394,291
Hawaiian Holdings, Inc., 5.00%, 03/15/16	300,000	327,583	8,767
Health Care REIT, Inc., 3.00%, 12/01/29	1,275,000	1,563,256	4,267
Hertz Global Holdings, Inc., 5.25%, 06/01/14	20,275,000	32,909,285	8,314,274
Host Hotels & Resorts LP, 2.50%, 10/15/29	27,225,000	35,072,987	582,885
Host Hotels & Resorts, Inc., 3.00%, 08/01/35	5,800,000	5,770,031	174,836
JAKKS Pacific, Inc., 4.50%, 11/01/14	3,925,000	4,799,784	(597,256)
James River Coal Co., 4.50%, 12/01/15	500,000	180,813	30,791
Kaman Corp., 3.25%, 11/15/17	3,800,000	4,500,283	289,502
Kilroy Realty LP, 4.25%, 11/15/14	7,390,000	10,091,097	(59,963)
LDK Solar Co. Ltd., 4.75%, 04/15/13	625,000	387,938	87,173
Lennar Corp., 2.75%, 12/15/20	15,175,000	23,741,394	4,200,096
Lennar Corp., 2.00%, 12/01/20	350,000	445,045	63,270
Lennar Corp., 3.25%, 11/15/21	14,100,000	23,013,239	2,338,147
Leucadia National Corp., 3.75%, 04/15/14	250,000	285,287	8,129
Lexington Realty Trust, 6.00%, 01/15/30	7,550,000	10,379,989	1,437,362
Medicines Co./The, 1.38%, 06/01/17	825,000	923,922	(19,581)
Meritor, Inc., 4.63%, 03/01/26	2,000,000	1,801,882	95,542
MGIC Investment Corp., 5.00%, 05/01/17	10,850,000	6,610,970	1,638,289
MGM Resorts International, 4.25%, 04/15/15	6,375,000	6,544,250	259,355
Microchip Technology, Inc., 2.13%, 12/15/37	10,650,000	14,135,031	(678,837)

The accompanying notes are an integral part of these financial statements.	(Continued)

82	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	PRINCIPAL	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Micron Technology, Inc., 1.50%, 08/01/31	$400,000	$379,217	$(6,971)
Micron Technology, Inc., 2.38%, 05/01/32	3,050,000	3,077,154	(125,510)
Molina Healthcare, Inc., 3.75%, 10/01/14	1,875,000	2,135,351	45,743
Nash Finch Co., 1.63%, 03/15/35	4,275,000	2,048,802	(45,464)
National Financial Partners Corp., 4.00%, 06/15/17	4,025,000	5,535,607	433,944
Navistar International Corp., 3.00%, 10/15/14	2,475,000	2,261,326	14,645
NetApp, Inc., 1.75%, 06/01/13	5,600,000	6,086,332	215,014
Northgate Minerals Corp., 3.50%, 10/01/16	2,825,000	2,918,030	170,320
NorthStar Realty Finance Corp., 7.50%, 03/15/31	3,400,000	3,671,293	472,035
Nuance Communications, Inc., 2.75%, 11/01/31	600,000	677,471	(23,315)
Omnicare, Inc., 3.75%, 12/15/25	2,400,000	3,263,750	277,453
Penson Worldwide, Inc., 8.00%, 06/01/14	8,515,000	755,468	(442,004)
PHH Corp., 6.00%, 06/15/17	4,300,000	7,660,023	871,402
Photronics, Inc., 5.50%, 10/01/14	2,200,000	3,231,952	(121,369)
Pioneer Natural Resources Co., 2.88%, 01/15/38	200,000	330,463	29,693
Powerwave Technologies, Inc., 2.75%, 07/15/41	3,900,000	1,173,764	(341,791)
priceline.com, Inc., 1.25%, 03/15/15	12,400,000	23,810,158	2,051,335
Prologis, Inc., 3.25%, 03/15/15	11,905,000	13,419,328	185,958
Protein Design Labs, Inc., 2.88%, 02/15/15	1,400,000	1,736,763	51,190
Radian Group, Inc., 3.00%, 11/15/17	5,175,000	3,292,164	1,304,633
Rambus, Inc., 5.00%, 06/15/14	6,450,000	6,502,851	(45,852)

REFERENCE ENTITY	PRINCIPAL	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Regeneron Pharmaceuticals, Inc., 1.88%, 10/01/16	$11,925,000	$20,994,211	$4,000,542
Regis Corp., 5.00%, 07/15/14	10,000,000	12,727,780	(201,732)
Rite Aid Corp., 8.50%, 05/15/15	300,000	322,054	6,944
RTI International Metals, Inc., 3.00%, 12/01/15	5,250,000	5,537,873	175,071
Saks, Inc., 7.50%, 12/01/13	800,000	1,651,166	(133,557)
Salesforce.com, Inc., 0.75%, 01/15/15	23,625,000	41,328,488	6,032,880
SanDisk Corp., 1.00%, 05/15/13	10,300,000	10,376,962	(153,714)
Sequenom, Inc., 5.00%, 10/01/17	4,500,000	4,586,187	848,457
SL Green Operating Partnership LP, 3.00%, 10/15/17	15,150,000	17,762,118	(687,256)
Smithfield Foods, Inc., 4.00%, 06/30/13	11,700,000	12,576,201	(178,942)
Sotheby’s, 3.13%, 06/15/13	5,025,000	5,716,551	(279,076)
Standard Pacific Corp., 1.25%, 08/01/32	1,150,000	1,355,088	(928)
Sterlite Industries India Ltd., 4.00%, 10/30/14	5,350,000	5,077,450	105,620
Stewart Enterprises, Inc., 3.13%, 07/15/14	25,000	25,219	439
Stewart Information Services Corp., 6.00%, 10/15/14	6,125,000	9,446,790	3,341,335
Stillwater Mining Co., 1.88%, 03/15/28	1,000,000	1,002,760	2,834
SYNNEX Corp., 4.00%, 05/15/18	2,750,000	3,409,695	(126,350)
Take-Two Interactive Software, Inc., 1.75%, 12/01/16	2,200,000	1,949,307	146,722
Take-Two Interactive Software, Inc., 4.38%, 06/01/14	3,825,000	4,490,060	169,176
Terex Corp., 4.00%, 06/01/15	11,325,000	17,656,882	3,488,667
Textron, Inc., 4.50%, 05/01/13	4,400,000	9,115,150	(752,035)
Time Warner, Inc., 2.38%, 04/01/26	1,075,000	1,435,151	42,037

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	83

Schedule of Investments	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND

REFERENCE ENTITY	PRINCIPAL	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Titan International, Inc., 5.63%, 01/15/17	$7,575,000	$18,214,322	$15,711
Titan Machinery, Inc., 3.75%, 05/01/19	6,650,000	6,609,821	(312,643)
Toll Brothers, Inc., 0.50%, 09/15/32	5,625,000	5,760,624	(84,732)
TRW Automotive, Inc., 3.50%, 12/01/15	6,650,000	10,712,133	2,013,346
TTM Technologies, Inc., 3.25%, 05/15/15	5,775,000	5,857,496	(7,596)
Tyson Foods, Inc., 3.25%, 10/15/13	6,600,000	7,462,904	564,935
United Rentals, Inc., 4.00%, 11/15/15	8,500,000	25,552,181	9,511,962
United States Steel Corp., 4.00%, 05/15/14	16,184,000	17,355,544	176,881
VeriSign, Inc., 3.25%, 08/15/37	27,135,000	38,791,739	(4,234,509)
Virgin Media, Inc., 6.50%, 11/15/16	6,950,000	11,370,680	2,991,926
ViroPharma, Inc., 2.00%, 03/15/17	10,375,000	15,298,228	(789,134)
Vishay Intertechnology, Inc., 2.25%, 11/15/40	6,500,000	5,869,903	125,023
Western Refining, Inc., 5.75%, 06/15/14	21,247,000	53,370,849	8,886,801
Xilinx, Inc., 3.13%, 03/15/37	13,400,000	16,487,816	613,240
XM Satellite Radio, Inc., 7.00%, 12/01/14	19,594,000	30,501,862	3,243,151

Total of Long Fixed Income Positions			82,769,065

Net Cash and Other Receivables/(Payables) (b)			(5,860,551)

Swaps, at Value			$(4,539,748)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Money Market Fund pledged as collateral to the broker in the amount of $286,480,000.

The accompanying notes are an integral part of these financial statements.

84	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR MOMENTUM FUND

COMMON STOCKS - 99.1%	SHARES	VALUE (Note 2)
Consumer Discretionary - 21.5%
Advance Auto Parts, Inc.	2,300	$166,405
Amazon.com, Inc. †	12,300	3,089,022
American Eagle Outfitters, Inc. (a)	22,900	469,679
Apollo Group, Inc., Class A †(a)	8,300	173,636
AutoNation, Inc. †	14,700	583,590
AutoZone, Inc. †	1,400	496,202
Bed Bath & Beyond, Inc. †	2,300	128,593
Big Lots, Inc. †(a)	7,800	221,988
BorgWarner, Inc. †	1,700	121,754
Brinker International, Inc. (a)	12,400	384,276
Brunswick Corp. (a)	20,700	602,163
Buckle, Inc./The (a)	7,400	330,336
Cabela’s, Inc. †(a)	11,000	459,250
Carter’s, Inc. †	7,700	428,505
CBS Corp., Class B	73,900	2,811,895
Chico’s FAS, Inc.	25,500	470,730
Chipotle Mexican Grill, Inc. †	800	237,968
Cinemark Holdings, Inc. (a)	15,800	410,484
Clear Channel Outdoor Holdings, Inc., Class A †(a)	9,300	65,286
Comcast Corp., Class A	228,800	8,552,544
Dick’s Sporting Goods, Inc. (a)	4,600	209,254
Dillard’s, Inc., Class A (a)	10,500	879,585
Discovery Communications, Inc., Class A †	37,066	2,352,950
DISH Network Corp., Class A	43,800	1,594,320
Dollar General Corp. †	19,200	846,528
Dollar Tree, Inc. †	17,900	726,024
Domino’s Pizza, Inc. (a)	10,800	470,340
DR Horton, Inc. (a)	73,900	1,461,742
DSW, Inc., Class A (a)	6,600	433,554
Expedia, Inc.	26,200	1,609,990
Family Dollar Stores, Inc.	4,900	310,709
Foot Locker, Inc.	24,400	783,728
Fossil, Inc. †(a)	6,900	642,390
Gannett Co., Inc. (a)	26,700	480,867
Gap, Inc./The	66,600	2,067,264
General Motors Co. †	21,600	622,728
Gentex Corp. (a)	13,000	244,660
Genuine Parts Co. (a)	16,500	1,049,070
GNC Holdings, Inc., Class A	12,900	429,312
H&R Block, Inc.	25,400	471,678
Harley - Davidson, Inc.	13,200	644,688
Hasbro, Inc. (a)	3,200	114,880
Home Depot, Inc./The	130,100	8,046,685
HSN, Inc. (a)	8,000	440,640
Hyatt Hotels Corp., Class A †(a)	10,100	389,557
Jarden Corp. †(a)	9,200	475,640
Lamar Advertising Co., Class A †	12,300	476,625
Las Vegas Sands Corp.	7,200	332,352
Lennar Corp., Class A(a)	60,600	2,343,402
Liberty Global, Inc., Class A †	29,200	1,839,308
Liberty Interactive Corp., Series A †	25,100	493,968
Liberty Media Corp. - Liberty Capital, Class A †	20,900	2,424,609
LKQ Corp. †(a)	47,000	991,700
Lowe’s Cos., Inc.	93,100	3,306,912

	SHARES	VALUE (Note 2)
Consumer Discretionary - 21.5% (continued)
Ltd. Brands, Inc. (a)	29,600	$1,392,976
Macy’s, Inc.	32,800	1,279,856
Marriott International, Inc., Class A (a)	24,800	924,296
Mattel, Inc. (a)	33,000	1,208,460
McGraw-Hill Cos., Inc./The	24,400	1,333,948
Mohawk Industries, Inc. †(a)	11,600	1,049,452
News Corp., Class A (a)	213,700	5,457,898
Nordstrom, Inc.	11,100	593,850
O’Reilly Automotive, Inc. †	7,200	643,824
Panera Bread Co., Class A †	2,400	381,192
PetSmart, Inc.	9,200	628,728
Pier 1 Imports, Inc. (a)	24,000	480,000
Polaris Industries, Inc. (a)	10,200	858,330
priceline.com, Inc. †	2,026	1,258,551
PulteGroup, Inc. †(a)	88,400	1,605,344
PVH Corp. (a)	9,800	1,087,898
Ralph Lauren Corp.	1,900	284,848
Rent-A-Center, Inc. (a)	8,000	274,880
Ross Stores, Inc.	24,800	1,342,920
Sally Beauty Holdings, Inc. †(a)	22,600	532,682
Signet Jewelers Ltd. (Bermuda) (a)	3,900	208,260
Sirius XM Radio, Inc. (a)	528,500	1,527,365
Six Flags Entertainment Corp.	16,300	997,560
Standard Pacific Corp. †(a)	136,800	1,005,480
Starbucks Corp.	3,834	205,579
Target Corp.	9,100	538,447
Tempur-Pedic International, Inc. †(a)	16,100	506,989
Tenneco, Inc. †(a)	3,100	108,841
Time Warner Cable, Inc. (a)	37,400	3,634,906
Time Warner, Inc.	79,300	3,792,919
TJX Cos., Inc.	75,900	3,221,955
Toll Brothers, Inc. †(a)	43,000	1,390,190
Tractor Supply Co.	8,000	706,880
TRW Automotive Holdings Corp. †	11,400	611,154
Tupperware Brands Corp.	4,600	294,860
Ulta Salon Cosmetics & Fragrance, Inc. (a)	8,300	815,558
Under Armour, Inc., Class A †(a)	13,800	669,714
Urban Outfitters, Inc. †	12,700	499,872
VF Corp.	4,600	694,462
Viacom, Inc., Class B	13,100	690,894
Virgin Media, Inc. (a)	17,600	646,800
Walt Disney Co./The	142,500	7,095,075
Weight Watchers International, Inc. (a)	8,600	450,296
Whirlpool Corp.	16,500	1,678,875
Wolverine World Wide, Inc. (a)	8,400	344,232
Wyndham Worldwide Corp.	26,300	1,399,423
Wynn Resorts Ltd.	3,900	438,711
Yum! Brands, Inc.	19,200	1,274,880

		118,282,075

Consumer Staples - 6.6%
Altria Group, Inc.	36,000	1,131,120
Beam, Inc.	5,400	329,886
Brown-Forman Corp., Class B	5,700	360,525
Casey’s General Stores, Inc. (a)	5,900	313,290
Church & Dwight Co., Inc. (a)	12,500	669,625
Coca-Cola Enterprises, Inc.	6,823	216,494
Colgate-Palmolive Co.	3,300	344,982

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	85

Schedule of Investments	December 31, 2012

AQR MOMENTUM FUND

	SHARES	VALUE (Note 2)
Consumer Staples - 6.6% (continued)
Constellation Brands, Inc., Class A †	17,800	$629,942
Costco Wholesale Corp.	7,000	691,390
CVS Caremark Corp.	43,800	2,117,730
Darling International, Inc. †	15,500	248,620
Dean Foods Co. †(a)	31,800	525,018
Estee Lauder Cos., Inc./The, Class A	24,500	1,466,570
Hain Celestial Group, Inc./The †(a)	7,600	412,072
Herbalife Ltd. (Cayman Islands) (a)	12,700	418,338
Hershey Co./The	14,900	1,076,078
Hillshire Brands Co.	8,960	252,134
Hormel Foods Corp. (a)	19,500	608,595
Ingredion, Inc.	4,600	296,378
JM Smucker Co./The	6,800	586,432
Kimberly-Clark Corp. (a)	9,600	810,528
McCormick & Co., Inc.	3,300	209,649
Monster Beverage Corp. †(a)	11,200	592,256
Nu Skin Enterprises, Inc., Class A (a)	5,900	218,595
Philip Morris International, Inc.	57,700	4,826,028
Pricesmart, Inc. (a)	7,900	608,695
Reynolds American, Inc. (a)	8,400	348,012
Smithfield Foods, Inc. †	14,000	301,980
TreeHouse Foods, Inc. †(a)	4,700	245,011
Tyson Foods, Inc., Class A	22,700	440,380
Wal-Mart Stores, Inc.	200,800	13,700,584
Whole Foods Market, Inc.	15,000	1,369,950

		36,366,887

Energy - 3.5%
Atwood Oceanics, Inc. †(a)	7,100	325,109
Berry Petroleum Co., Class A (a)	3,600	120,780
Cabot Oil & Gas Corp.	9,500	472,530
CARBO Ceramics, Inc. (a)	3,900	305,526
Cheniere Energy, Inc. †(a)	24,100	452,598
Cobalt International Energy, Inc. †	51,400	1,262,384
Concho Resources, Inc. †	1,100	88,616
Continental Resources, Inc. †(a)	9,100	668,759
Dresser-Rand Group, Inc. †(a)	3,600	202,104
Energen Corp.	2,800	126,252
Energy XXI Bermuda Ltd. (Bermuda) (a)	4,500	144,855
EOG Resources, Inc.	5,500	664,345
Golar LNG Ltd. (Bermuda) (a)	10,300	378,834
HollyFrontier Corp.	16,200	754,110
Kinder Morgan, Inc.	53,300	1,883,089
Kodiak Oil & Gas Corp. †(a)	51,900	459,315
Lufkin Industries, Inc. (a)	1,900	110,447
Marathon Petroleum Corp.	24,700	1,556,100
National Oilwell Varco, Inc.	8,200	560,470
Oceaneering International, Inc.	7,300	392,667
Pioneer Natural Resources Co.	4,700	500,973
Rosetta Resources, Inc. †(a)	10,000	453,600
Seadrill Ltd. (Norway)	36,600	1,346,880
SM Energy Co. (a)	8,300	433,343
Spectra Energy Corp.	10,700	292,966
Tesoro Corp.	20,700	911,835
Tidewater, Inc.	2,900	129,572
Valero Energy Corp.	33,300	1,136,196
Western Refining, Inc. (a)	16,900	476,411
Williams Cos., Inc./The	58,900	1,928,386

	SHARES	VALUE (Note 2)
Energy - 3.5% (continued)
World Fuel Services Corp. (a)	7,000	$288,190
WPX Energy, Inc. †	10,366	154,246

		18,981,488

Financials - 17.7%
Aflac, Inc.	10,000	531,200
Allstate Corp./The	52,100	2,092,857
American Campus Communities, Inc. REIT (a)	7,300	336,749
American Capital Ltd. †	99,700	1,196,400
American Express Co.	8,500	488,580
American Financial Group, Inc.	8,200	324,064
American International Group, Inc. †	124,300	4,387,790
American Tower Corp. REIT	25,100	1,939,477
Ameriprise Financial, Inc.	26,300	1,647,169
Aon PLC (United Kingdom)	11,400	633,840
Arch Capital Group Ltd. (Bermuda) †(a)	13,000	572,260
AvalonBay Communities, Inc. REIT	3,800	515,242
Bank of America Corp.	783,800	9,092,080
Bank of New York Mellon Corp/The	20,000	514,000
BB&T Corp.	73,900	2,151,229
BGC Partners, Inc., Class A	14,300	49,478
Boston Properties, Inc. REIT	6,400	677,184
Camden Property Trust REIT (a)	3,800	259,198
Capital One Financial Corp.	43,300	2,508,369
Capitol Federal Financial, Inc. (a)	26,600	310,954
CBL & Associates Properties, Inc. REIT	22,000	466,620
Cincinnati Financial Corp.	26,000	1,018,160
Citigroup, Inc.	130,700	5,170,492
Digital Realty Trust, Inc. REIT (a)	10,100	685,689
Discover Financial Services	66,500	2,563,575
Douglas Emmett, Inc. REIT (a)	8,500	198,050
Equity Residential REIT	13,200	748,044
Erie Indemnity Co., Class A (a)	2,000	138,440
Essex Property Trust, Inc. REIT a)	1,800	263,970
Extra Space Storage, Inc. REIT	11,900	433,041
Fidelity National Financial, Inc., Class A (a)	21,800	513,390
Fifth Third Bancorp	103,800	1,576,722
Franklin Resources, Inc.	11,700	1,470,690
General Growth Properties, Inc. REIT	109,100	2,165,635
Goldman Sachs Group, Inc./The	27,800	3,546,168
Hartford Financial Services Group, Inc. (a)	23,000	516,120
Health Care REIT, Inc. REIT (a)	7,100	435,159
Host Hotels & Resorts, Inc. REIT (a)	29,600	463,832
Huntington Bancshares, Inc.	70,400	449,856
Invesco Ltd.	39,300	1,025,337
JPMorgan Chase & Co.	185,500	8,156,435
KeyCorp	59,300	499,306
Lincoln National Corp. (a)	39,600	1,025,640
M&T Bank Corp.	4,900	482,503
Macerich Co./The REIT (a)	7,100	413,930
Mid-America Apartment Communities, Inc. REIT (a)	1,800	116,550
Moody’s Corp. (a)	18,400	925,888
NASDAQ OMX Group, Inc./The	5,000	125,050
Ocwen Financial Corp. †	31,400	1,086,126
Post Properties, Inc. REIT (a)	5,900	294,705
Prologis, Inc. REIT(a)	8,130	296,664

The accompanying notes are an integral part of these financial statements.	(Continued)

86	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR MOMENTUM FUND

	SHARES	VALUE (Note 2)
Financials - 17.7% (continued)
Rayonier, Inc. REIT (a)	13,850	$717,845
Regions Financial Corp.	174,400	1,241,728
RenaissanceRe Holdings Ltd. (Bermuda) (a)	4,100	333,166
Rouse Properties, Inc. REIT (a)	303	5,127
Signature Bank†(a)	5,800	413,772
Simon Property Group, Inc. REIT	20,400	3,225,036
SL Green Realty Corp. REIT (a)	1,200	91,980
SunTrust Banks, Inc.	52,800	1,496,880
Taubman Centers, Inc. REIT	6,500	511,680
Torchmark Corp. (a)	9,400	485,698
Travelers Cos., Inc./The	22,900	1,644,678
UDR, Inc. REIT (a)	7,900	187,862
US Bancorp	154,500	4,934,730
Ventas, Inc. REIT	14,000	906,080
Weingarten Realty Investors REIT (a)	5,400	144,558
Wells Fargo & Co.	326,600	11,163,188
Weyerhaeuser Co. REIT	63,800	1,774,916
WR Berkley Corp.	13,700	517,038

		97,295,869

Health Care - 14.0%
Abbott Laboratories	72,400	4,742,200
Alexion Pharmaceuticals, Inc. †	20,300	1,904,343
Align Technology, Inc. †(a)	13,100	363,525
Allergan, Inc.	600	55,038
Amgen, Inc.	65,700	5,671,224
Arena Pharmaceuticals, Inc. †(a)	120,400	1,086,008
Ariad Pharmaceuticals, Inc. †(a)	47,800	916,804
athenahealth, Inc. †(a)	6,800	499,460
Baxter International, Inc.	15,700	1,046,562
Biogen Idec, Inc. †	15,900	2,332,053
BioMarin Pharmaceutical, Inc. †	13,400	659,950
Bristol-Myers Squibb Co.	1,500	48,885
Brookdale Senior Living, Inc. †	19,500	493,740
Catamaran Corp. †(a)	32,500	1,531,075
Cepheid, Inc. †(a)	11,200	378,672
Cerner Corp. †(a)	15,500	1,203,420
Community Health Systems, Inc.	16,800	516,432
Cooper Cos., Inc./The	7,400	684,352
Cubist Pharmaceuticals, Inc. †(a)	8,600	361,716
DaVita HealthCare Partners, Inc. †	8,800	972,664
Edwards Lifesciences Corp. †(a)	10,500	946,785
Eli Lilly & Co.	65,400	3,225,528
Express Scripts Holding Co. †	64,500	3,483,000
Gilead Sciences, Inc. †	66,300	4,869,735
HCA Holdings, Inc.	49,600	1,496,432
Henry Schein, Inc. †(a)	4,600	370,116
Hill-Rom Holdings, Inc. (a)	3,500	99,750
HMS Holdings Corp. †(a)	5,700	147,744
IDEXX Laboratories, Inc. †(a)	4,000	371,200
Illumina, Inc. †(a)	19,300	1,072,887
Intuitive Surgical, Inc. †(a)	2,600	1,274,962
Jazz Pharmaceuticals PLC (Ireland) †(a)	8,000	425,600
McKesson Corp.	2,900	281,184
Medivation, Inc. †(a)	39,600	2,025,936
Medtronic, Inc.	25,400	1,041,908
Merck & Co., Inc.	140,700	5,760,258

	SHARES	VALUE (Note 2)
Health Care - 14.0% (continued)
Mylan, Inc. †	37,500	$1,030,500
Omnicare, Inc. (a)	8,700	314,070
Onyx Pharmaceuticals, Inc. †(a)	13,000	981,890
Perrigo Co. (a)	9,300	967,479
Pfizer, Inc.	436,100	10,937,388
Pharmacyclics, Inc. †	23,900	1,383,810
Questcor Pharmaceuticals, Inc. (a)	23,500	627,920
Regeneron Pharmaceuticals, Inc. †	15,300	2,617,371
ResMed, Inc. (a)	13,000	540,410
Tenet Healthcare Corp. †(a)	17,100	555,237
Thermo Fisher Scientific, Inc.	13,100	835,518
UnitedHealth Group, Inc.	12,300	667,152
Vertex Pharmaceuticals, Inc. †	13,300	557,802
ViroPharma, Inc. †(a)	10,700	243,532
Vivus, Inc. †(a)	37,700	505,934
Watson Pharmaceuticals, Inc. †	5,900	507,400
WellCare Health Plans, Inc. †(a)	10,500	511,245
Zimmer Holdings, Inc.	8,000	533,280

		76,679,086

Industrials - 8.7%
A. O. Smith Corp. (a)	8,100	510,867
Acacia Research Corp. †(a)	8,700	223,155
ACCO Brands Corp. †(a)	1,715	12,588
Acuity Brands, Inc. (a)	2,600	176,098
Alaska Air Group, Inc. †(a)	7,800	336,102
Amerco, Inc. (a)	1,900	240,939
AMETEK, Inc. (a)	6,900	259,233
Chart Industries, Inc. †(a)	5,200	346,684
Clean Harbors, Inc. †(a)	4,800	264,048
Copa Holdings SA (Panama), Class A	5,000	497,250
Copart, Inc. †	14,400	424,800
Donaldson Co., Inc. (a)	8,800	288,992
Fastenal Co. (a)	21,700	1,013,173
Flowserve Corp.	7,200	1,056,960
Fluor Corp.	2,700	158,598
Fortune Brands Home & Security, Inc. †(a)	31,300	914,586
Gardner Denver, Inc.	2,100	143,850
General Electric Co.	653,600	13,719,064
Genesee & Wyoming, Inc., Class A †(a)	2,300	174,984
Hertz Global Holdings, Inc. †	32,900	535,283
Hexcel Corp. †(a)	15,700	423,272
Honeywell International, Inc.	8,200	520,454
Hubbell, Inc., Class B	3,700	313,131
IHS, Inc., Class A †(a)	4,100	393,600
Illinois Tool Works, Inc.	38,100	2,316,861
Iron Mountain, Inc. (a)	18,945	588,242
JB Hunt Transport Services, Inc. (a)	14,400	859,824
Kansas City Southern (a)	7,900	659,492
KBR, Inc.	3,900	116,688
Kennametal, Inc. (a)	7,500	300,000
Kirby Corp. †(a)	4,600	284,694
Lockheed Martin Corp.	15,100	1,393,579
Masco Corp. (a)	61,500	1,024,590
Mueller Industries, Inc.	6,500	325,195
Nordson Corp. (a)	3,200	201,984
Old Dominion Freight Line, Inc. †(a)	11,100	380,508
Pall Corp. (a)	7,000	421,820

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	87

Schedule of Investments	December 31, 2012

AQR MOMENTUM FUND

	SHARES	VALUE (Note 2)
Industrials - 8.7% (continued)
Polypore International, Inc. †(a)	10,200	$474,300
Precision Castparts Corp.	4,500	852,390
Raytheon Co.	8,400	483,504
Roper Industries, Inc.	9,300	1,036,764
SPX Corp.	4,900	343,735
Stericycle, Inc. †	7,700	718,179
Terex Corp. †(a)	21,000	590,310
Textron, Inc.	18,300	453,657
Timken Co.	3,700	176,971
Towers Watson & Co., Class A (a)	5,000	281,050
TransDigm Group, Inc.	9,000	1,227,240
Triumph Group, Inc. (a)	6,300	411,390
Union Pacific Corp.	11,600	1,458,352
United Rentals, Inc. †(a)	24,700	1,124,344
US Airways Group, Inc. †(a)	82,700	1,116,450
USG Corp. †(a)	39,400	1,105,958
Verisk Analytics, Inc., Class A †	8,300	423,300
WABCO Holdings, Inc. †	2,900	189,051
Wabtec Corp.	4,400	385,176
Waste Connections, Inc. (a)	8,300	280,457
Werner Enterprises, Inc. (a)	10,900	236,203
WESCO International, Inc. †(a)	7,500	505,725
Woodward, Inc. (a)	3,200	122,016
WW Grainger, Inc. (a)	9,500	1,922,515

		47,740,225

Information Technology - 18.2%
3D Systems Corp. †(a)	23,800	1,269,730
Acme Packet, Inc. †(a)	6,600	145,992
Activision Blizzard, Inc. (a)	34,500	366,390
Adobe Systems, Inc. †	14,700	553,896
Akamai Technologies, Inc. †	12,800	523,648
Alliance Data Systems Corp. †(a)	4,600	665,896
ANSYS, Inc. †	5,600	377,104
AOL, Inc. †(a)	32,400	959,364
Apple, Inc.	78,800	42,002,764
Arrow Electronics, Inc. †	8,600	327,488
Automatic Data Processing, Inc.	19,700	1,123,097
CA, Inc.	16,500	362,670
Cadence Design Systems, Inc. †(a)	23,600	318,836
Cirrus Logic, Inc. †(a)	28,800	834,336
Cisco Systems, Inc.	22,100	434,265
Citrix Systems, Inc. †	7,700	506,275
Concur Technologies, Inc. †(a)	6,600	445,632
CoreLogic, Inc. †	18,100	487,252
Cypress Semiconductor Corp. †(a)	6,900	74,796
eBay, Inc. †	113,300	5,780,566
Equinix, Inc. †(a)	8,300	1,711,460
F5 Networks, Inc. †	6,500	631,475
FactSet Research Systems, Inc. (a)	1,300	114,478
Fairchild Semiconductor International, Inc. †	7,700	110,880
Fidelity National Information Services, Inc.	18,200	633,542
Fiserv, Inc. †	7,400	584,822
Fortinet, Inc. †	19,300	406,651
Gartner, Inc. †(a)	6,200	285,324
Google, Inc., Class A †	7,200	5,107,464
IAC/InterActiveCorp (a)	16,100	761,530

	SHARES	VALUE (Note 2)
Information Technology - 18.2% (continued)
Informatica Corp. †	2,300	$69,736
InterDigital, Inc. (a)	6,200	254,820
Intuit, Inc.	8,200	487,900
IPG Photonics Corp. (a)	3,700	246,605
Jabil Circuit, Inc.	15,000	289,350
Jack Henry & Associates, Inc. (a)	8,800	345,488
KLA-Tencor Corp.	11,300	539,688
LinkedIn Corp., Class A †	10,200	1,171,164
Mastercard, Inc., Class A	8,500	4,175,880
Maxim Integrated Products, Inc.	21,200	623,280
Molex, Inc. (a)	9,000	245,970
Motorola Solutions, Inc.	10,300	573,504
NCR Corp. †	8,300	211,484
NetSuite, Inc. †(a)	8,500	572,050
NeuStar, Inc., Class A †	8,700	364,791
Nuance Communications, Inc. †(a)	23,600	526,752
Oracle Corp.	110,800	3,691,856
QUALCOMM, Inc.	800	49,616
Rackspace Hosting, Inc. †(a)	18,800	1,396,276
Red Hat, Inc. †	7,400	391,904
Salesforce.com, Inc. †(a)	6,600	1,109,460
Skyworks Solutions, Inc. †	20,400	414,120
SolarWinds, Inc. †(a)	12,600	660,870
Solera Holdings, Inc. (a)	5,700	304,779
Teradata Corp. †	14,100	872,649
TIBCO Software, Inc. †	20,000	440,200
Total System Services, Inc.	15,100	323,442
Trimble Navigation Ltd. †(a)	3,400	203,252
Universal Display Corp. †(a)	8,600	220,332
VeriFone Systems, Inc. †	8,300	246,344
VeriSign, Inc. †	22,700	881,214
Visa, Inc., Class A	52,700	7,988,266
Vishay Intertechnology, Inc. †(a)	8,200	87,166
VMware, Inc., Class A †	3,100	291,834
Western Digital Corp. (a)	33,000	1,402,170
Xilinx, Inc.	9,300	333,870
Zebra Technologies Corp., Class A †	3,200	125,696

		100,041,401

Materials - 4.1%
Airgas, Inc.	4,900	447,321
Albemarle Corp. (a)	4,000	248,480
Allied Nevada Gold Corp. †(a)	15,600	470,028
Ashland, Inc. (a)	6,600	530,706
Ball Corp.	5,200	232,700
Carpenter Technology Corp. (a)	5,700	294,291
Celanese Corp., Series A	7,000	311,710
CF Industries Holdings, Inc.	6,800	1,381,488
Eagle Materials, Inc. (a)	9,400	549,900
Eastman Chemical Co.	18,900	1,286,145
Ecolab, Inc.	18,600	1,337,340
FMC Corp.	8,000	468,160
Huntsman Corp. (a)	30,500	484,950
International Flavors & Fragrances, Inc.	6,500	432,510
International Paper Co.	36,100	1,438,224
Louisiana-Pacific Corp. †(a)	35,300	681,996
MeadWestvaco Corp.	5,200	165,724
Monsanto Co.	29,900	2,830,035

The accompanying notes are an integral part of these financial statements.	(Continued)

88	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR MOMENTUM FUND

	SHARES	VALUE (Note 2)
Materials - 4.1% (continued)
NewMarket Corp. (a)	1,600	$419,520
PPG Industries, Inc.	16,700	2,260,345
Praxair, Inc.	6,900	755,205
Rockwood Holdings, Inc.	5,700	281,922
Royal Gold, Inc.	4,300	349,633
Sherwin-Williams Co./The	16,400	2,522,648
SunCoke Energy, Inc. †	2,334	36,387
Valspar Corp.	8,500	530,400
Vulcan Materials Co.	9,800	510,090
Westlake Chemical Corp. (a)	12,800	1,015,040
WR Grace & Co. †	3,700	248,751

		22,521,649

Telecommunication Services - 3.5%
AT&T, Inc.	264,000	8,899,440
CenturyLink, Inc. (a)	11,200	438,144
Crown Castle International Corp. †	30,200	2,179,232
Level 3 Communications, Inc. †(a)	21,386	494,231
SBA Communications Corp., Class A †(a)	23,400	1,661,868
Verizon Communications, Inc.	131,100	5,672,697

		19,345,612

Utilities - 1.3%
AGL Resources, Inc.	7,100	283,787
American Water Works Co., Inc.	20,500	761,165
Atmos Energy Corp. (a)	9,100	319,592
Calpine Corp. †	27,100	491,323
Cleco Corp. (a)	8,100	324,081
DTE Energy Co.	8,500	510,425
Hawaiian Electric Industries, Inc. (a)	11,500	289,110
ITC Holdings Corp. (a)	7,500	576,825
National Fuel Gas Co. (a)	5,400	273,726
NiSource, Inc.	5,300	131,917
OGE Energy Corp.	7,300	411,063
ONEOK, Inc.	22,400	957,600
Portland General Electric Co.	12,000	328,320
Questar Corp. (a)	15,300	302,328
Sempra Energy (a)	6,900	489,486

	SHARES	VALUE (Note 2)
Utilities - 1.3% (continued)
UIL Holdings Corp. (a)	7,700	$275,737
WGL Holdings, Inc. (a)	6,900	270,411

		6,996,896

TOTAL COMMON STOCKS (cost $487,527,035)		544,251,188

MONEY MARKET FUNDS - 1.0%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2)(b) (cost $5,219,179)	5,219,179	5,219,179

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 16.1%
J.P. Morgan Prime Money Market Fund -
Capital Shares, 0.120% (2)(b)(c) (cost $88,331,686)	88,331,686	88,331,686

TOTAL INVESTMENTS - 116.2% (cost $581,077,900)		637,802,053

LIABILITIES IN EXCESS OF OTHER ASSETS - (16.2%) (d)		(88,938,740)

NET ASSETS - 100.0%		$548,863,313

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $88,153,912; cash collateral of $88,331,686 was received with which the Fund purchased a money market fund.
(b)	Represents annualized seven-day yield as of December 31, 2012.
(c)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(d)	Includes appreciation on futures contracts.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

Open futures contracts outstanding at December 31, 2012:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION
Long Contracts:
83	S&P 500 E-Mini Futures	March 15, 2013	$5,878,393	$5,893,415	$15,022

Cash held as collateral with broker for futures contracts was $332,353 at December 31, 2012.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	89

Schedule of Investments	December 31, 2012

AQR SMALL CAP MOMENTUM FUND

COMMON STOCKS - 98.1%	SHARES	VALUE (Note 2)
Consumer Discretionary - 17.8%
A. H. Belo Corp., Class A	3,400	$15,810
AFC Enterprises, Inc. †	5,000	130,650
America’s Car-Mart, Inc. †(a)	3,100	125,612
ANN, Inc. †	17,300	585,432
Arctic Cat, Inc. †(a)	13,800	460,782
Asbury Automotive Group, Inc. †(a)	17,000	544,510
Ascent Capital Group, Inc., Class A †	4,800	297,312
Beazer Homes USA, Inc. †(a)	15,680	264,835
Belo Corp., Class A (a)	35,800	274,586
Black Diamond, Inc. †	2,900	23,780
Bob Evans Farms, Inc. (a)	5,300	213,060
Bon-Ton Stores, Inc./The (a)	7,900	95,748
Brown Shoe Co., Inc.	25,100	461,087
Buffalo Wild Wings, Inc. †(a)	2,600	189,332
Build-A-Bear Workshop, Inc. †(a)	3,600	13,752
Cabela’s, Inc. †(a)	2,400	100,200
Caribou Coffee Co., Inc. †	18,300	296,277
Carmike Cinemas, Inc. †	4,900	73,500
Carrols Restaurant Group, Inc. †	5,800	34,684
Cavco Industries, Inc. †(a)	1,300	64,974
Churchill Downs, Inc.	3,600	239,220
Collectors Universe (a)	5,900	59,177
Conn’s, Inc. †(a)	19,600	601,328
Cooper Tire & Rubber Co.	16,500	418,440
Core-Mark Holding Co., Inc.	2,900	137,315
Cracker Barrel Old Country Store, Inc.	8,300	533,358
CSS Industries, Inc. (a)	2,600	56,914
Delta Apparel, Inc. †(a)	2,300	32,154
Denny’s Corp. †(a)	18,100	88,328
DineEquity, Inc. †(a)	4,500	301,500
Domino’s Pizza, Inc.	6,600	287,430
Dorman Products, Inc.	10,964	387,468
Drew Industries, Inc.	2,600	83,850
Einstein Noah Restaurant Group, Inc.	3,600	43,956
Ethan Allen Interiors, Inc. (a)	4,400	113,124
Fiesta Restaurant Group, Inc. †	5,800	88,856
Fifth & Pacific Cos., Inc. †	57,000	709,650
Finish Line, Inc./The, Class A	5,500	104,115
Fisher Communications, Inc.	2,300	62,077
Francesca’s Holdings Corp. †(a)	7,700	199,892
Fred’s, Inc., Class A (a)	7,400	98,494
Geeknet, Inc. †	1,800	28,980
Gentherm, Inc. †(a)	8,800	117,040
G-III Apparel Group Ltd. †	10,800	369,684
Global Sources Ltd. (Bermuda) †	2,900	18,792
Grand Canyon Education, Inc. †(a)	13,600	319,192
Group 1 Automotive, Inc. (a)	5,400	334,746
Helen of Troy Ltd. (Bermuda) †(a)	2,700	90,153
Hibbett Sports, Inc. †(a)	5,600	295,120
Hot Topic, Inc. (a)	24,900	240,285
Hovnanian Enterprises, Inc., Class A †(a)	84,700	592,900
Interval Leisure Group, Inc.	6,500	126,035
Jack in the Box, Inc. †	5,300	151,580
KB Home (a)	34,000	537,200
Kingold Jewelry, Inc. (China) †	9,300	10,695
Kona Grill, Inc. †	3,200	27,744
Krispy Kreme Doughnuts, Inc. †(a)	14,300	134,134

	SHARES	VALUE (Note 2)
Consumer Discretionary - 17.8% (continued)
La-Z-Boy, Inc.	30,700	$434,405
LeapFrog Enterprises, Inc. †(a)	45,800	395,254
Libbey, Inc. †(a)	4,300	83,205
Lions Gate Entertainment Corp. †	5,400	88,560
Lithia Motors, Inc., Class A (a)	11,300	422,846
Lumber Liquidators Holdings, Inc. †(a)	15,100	797,733
M/I Homes, Inc. †	16,300	431,950
Marriott Vacations Worldwide Corp. †	6,500	270,855
Martha Stewart Living Omnimedia, Class A†	6,100	14,945
MDC Holdings, Inc. (a)	15,000	551,400
Meredith Corp. (a)	3,800	130,910
Meritage Homes Corp. †(a)	16,600	620,010
Motorcar Parts of America, Inc. †(a)	4,400	28,908
Movado Group, Inc.	10,800	331,344
Multimedia Games Holding Co., Inc. †	17,500	257,425
NACCO Industries, Inc., Class A	1,700	103,173
New York Times Co./The, Class A †(a)	27,800	237,134
Nexstar Broadcasting Group, Inc., Class A †	2,900	30,711
OfficeMax, Inc.	32,600	318,176
Orient-Express Hotels Ltd., Class A (Bermuda) †	18,800	219,772
Oxford Industries, Inc. (a)	4,300	199,348
Papa John’s International, Inc. †	7,200	395,568
Pier 1 Imports, Inc. (a)	9,700	194,000
Pool Corp.	2,900	122,728
Red Robin Gourmet Burgers, Inc. †(a)	1,100	38,819
Regis Corp. (a)	5,500	93,060
RG Barry Corp.	2,800	39,676
Ruth’s Hospitality Group, Inc. †(a)	11,400	82,878
Ryland Group, Inc./The(a)	21,300	777,450
Saga Communications, Inc., Class A	300	13,950
Scholastic Corp. (a)	3,800	112,328
Select Comfort Corp. †(a)	28,400	743,228
SHFL Entertainment, Inc. †	18,300	265,350
Shoe Carnival, Inc. (a)	4,200	86,058
Sinclair Broadcast Group, Inc., Class A	24,100	304,142
Skechers U.S.A., Inc., Class A †(a)	13,500	249,750
Smith & Wesson Holding Corp. †(a)	46,500	392,460
Sonic Automotive, Inc., Class A	13,200	275,748
Sonic Corp. †	13,700	142,617
Stage Stores, Inc.	17,300	428,694
Standard Motor Products, Inc.	7,000	155,540
Standard Pacific Corp. †(a)	30,900	227,115
Steiner Leisure Ltd. †(a)	1,700	81,923
Steinway Musical Instruments, Inc. †	3,500	74,025
Stewart Enterprises, Inc., Class A (a)	15,600	119,184
Sturm, Ruger & Co., Inc. (a)	12,400	562,960
Systemax, Inc.	3,200	30,880
Texas Roadhouse, Inc. (a)	3,100	52,080
Thor Industries, Inc. (a)	7,900	295,697
Town Sports International Holdings, Inc.	13,300	141,645
Unifi, Inc. †(a)	3,700	48,137
Valassis Communications, Inc.	10,000	257,800
Vitamin Shoppe, Inc. †(a)	9,300	533,448
VOXX International Corp. †(a)	6,800	45,764

The accompanying notes are an integral part of these financial statements.	(Continued)

90	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Consumer Discretionary - 17.8% (continued)
Winmark Corp. (a)	600	$34,200
Winnebago Industries, Inc. †	4,900	83,937
Zale Corp. †	28,400	116,724
Zumiez, Inc. †(a)	1,600	31,056

		25,925,532

Consumer Staples - 3.2%
B&G Foods, Inc. (a)	19,100	540,721
Boston Beer Co., Inc./The, Class A †(a)	2,400	322,680
Calavo Growers, Inc. (a)	4,000	100,840
Cal-Maine Foods, Inc.	5,200	209,144
Coca-Cola Bottling Co. Consolidated (a)	1,200	79,800
Craft Brew Alliance, Inc. †(a)	4,500	29,160
Cyanotech Corp. †	1,300	6,019
Elizabeth Arden, Inc. †(a)	9,300	418,593
Hain Celestial Group, Inc./The †(a)	1,300	70,486
Ingles Markets, Inc., Class A (a)	2,200	37,972
J&J Snack Foods Corp.	3,500	223,790
Limoneira Co.	1,600	31,024
Medifast, Inc. †	3,300	87,087
National Beverage Corp. (a)	3,200	46,688
Omega Protein Corp. †	13,000	79,560
Pizza Inn Holdings, Inc. †(a)	12,000	41,040
Prestige Brands Holdings, Inc. †	16,400	328,492
Revlon, Inc., Class A †	3,200	46,400
Smart Balance, Inc. †(a)	31,600	407,640
Snyders-Lance, Inc.	8,500	204,935
Spartan Stores, Inc. (a)	6,500	99,840
Spectrum Brands Holdings, Inc.	4,300	193,199
Star Scientific, Inc. †(a)	64,200	172,056
Susser Holdings Corp. †	12,400	427,676
USANA Health Sciences, Inc. †(a)	3,300	108,669
WD-40 Co. (a)	5,800	273,238
Weis Markets, Inc. (a)	2,000	78,340

		4,665,089

Energy - 3.4%
Adams Resources & Energy, Inc.	700	24,549
Alon USA Energy, Inc.	19,400	350,946
Approach Resources, Inc. †(a)	500	12,505
Cheniere Energy, Inc. †(a)	3,800	71,364
Crosstex Energy, Inc.	12,400	177,816
Dawson Geophysical Co. †	3,100	81,778
Delek US Holdings, Inc.	22,500	569,700
Double Eagle Petroleum Co. †	9,500	37,430
Enbridge Energy Management LLC †	2,568	74,190
EPL Oil & Gas, Inc. †	6,900	155,595
Evolution Petroleum Corp. †(a)	10,800	87,804
Exterran Holdings, Inc. †(a)	19,800	434,016
Geospace Technologies Corp. †(a)	4,300	382,141
Gulf Island Fabrication, Inc.	3,100	74,493
Halcon Resources Corp. †	80,100	554,292
Hercules Offshore, Inc. †	28,500	176,130
Hornbeck Offshore Services, Inc. †(a)	2,600	89,284
Miller Energy Resources, Inc. †(a)	5,300	20,988
Mitcham Industries, Inc. †(a)	5,800	79,054
Panhandle Oil and Gas, Inc., Class A (a)	1,300	36,699
Parker Drilling Co. †	29,100	133,860

	SHARES	VALUE (Note 2)
Energy - 3.4% (continued)
PHI, Inc. †	1,900	$63,631
Rentech, Inc.	52,300	137,549
REX American Resources Corp. †	4,500	86,805
Royale Energy, Inc. †(a)	18,600	47,988
SemGroup Corp., Class A †	9,900	386,892
Ship Finance International Ltd. (Bermuda) (a)	16,400	272,732
TGC Industries, Inc.	5,250	42,997
Uranerz Energy Corp. †(a)	14,800	20,572
VAALCO Energy, Inc. †	13,800	119,370
Western Refining, Inc. (a)	4,600	129,674

		4,932,844

Financials - 23.6%
1st Source Corp.	4,400	97,196
Acadia Realty Trust REIT (a)	3,200	80,256
Agree Realty Corp. REIT	2,100	56,259
Alexander & Baldwin, Inc. †	3,900	114,543
American Assets Trust, Inc. REIT	3,900	108,927
American Safety Insurance Holdings Ltd. (Bermuda) †	1,900	35,948
Ameris Bancorp †(a)	5,701	71,206
AMERISAFE, Inc. †	4,000	109,000
Apollo Investment Corp.	16,900	141,284
Arlington Asset Investment Corp., Class A (a)	2,800	58,156
Associated Estates Realty Corp. REIT (a)	4,000	64,480
Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	16,700	360,052
Bancorp, Inc. †(a)	2,800	30,716
BancorpSouth, Inc. (a)	8,700	126,498
Bank of Marin Bancorp (a)	1,200	44,952
Bank of the Ozarks, Inc.	17,000	568,990
Banner Corp. (a)	6,300	193,599
BBCN Bancorp, Inc. (a)	22,400	259,168
Beneficial Mutual Bancorp, Inc. †(a)	2,600	24,700
Berkshire Hills Bancorp, Inc. (a)	5,000	119,300
BlackRock Kelso Capital Corp. (a)	21,100	212,266
BofI Holding, Inc. †	3,800	105,906
Boston Private Financial Holdings, Inc. (a)	32,500	292,825
Brandywine Realty Trust REIT (a)	51,200	624,128
Bryn Mawr Bank Corp.	2,400	53,448
Cardinal Financial Corp.	6,300	102,501
Chemical Financial Corp. (a)	1,500	35,640
Citizens & Northern Corp. (a)	4,300	81,270
Citizens, Inc. †(a)	7,900	87,295
City Holding Co. (a)	1,300	45,305
CNB Financial Corp.	1,800	29,484
CNO Financial Group, Inc. (a)	27,700	258,441
Cohen & Steers, Inc. (a)	3,000	91,410
Colonial Properties Trust REIT (a)	9,700	207,289
Columbia Banking System, Inc.	11,600	208,104
Community Bank System, Inc.	10,500	287,280
Community Trust Bancorp, Inc. (a)	3,300	108,174
Coresite Realty Corp. REIT	9,200	254,472
Cousins Properties, Inc. REIT	25,400	212,090
Crawford & Co., Class B	6,200	49,476
Credit Acceptance Corp. †	318	32,334

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	91

Schedule of Investments	December 31, 2012

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Financials - 23.6% (continued)
CubeSmart REIT (a)	48,300	$703,731
CVB Financial Corp. (a)	25,100	261,040
DCT Industrial Trust, Inc. REIT (a)	93,300	605,517
Diamond Hill Investment Group, Inc. (a)	500	33,930
DuPont Fabros Technology, Inc. REIT (a)	6,400	154,624
Eagle Bancorp, Inc. †(a)	5,400	107,838
EastGroup Properties, Inc. REIT	11,000	591,910
Education Realty Trust, Inc. REIT (a)	20,000	212,800
eHealth, Inc. †(a)	4,600	126,408
Employers Holdings, Inc.	3,300	67,914
Encore Capital Group, Inc. †	7,674	234,978
Enstar Group Ltd. (Bermuda) †	2,500	279,950
Enterprise Financial Services Corp.	4,200	54,894
ESB Financial Corp.	1,600	22,192
FBL Financial Group, Inc., Class A (a)	7,100	242,891
Federal Agricultural Mortgage Corp., Class C	7,100	230,750
FelCor Lodging Trust, Inc. REIT †	22,700	106,009
First Busey Corp. (a)	11,700	54,405
First Commonwealth Financial Corp. (a)	18,100	123,442
First Defiance Financial Corp.	1,400	26,866
First Financial Bancorp (a)	14,400	210,528
First Financial Bankshares, Inc. (a)	4,400	171,644
First Financial Corp.	2,700	81,648
First Industrial Realty Trust, Inc. REIT †	41,100	578,688
First Interstate Bancsystem, Inc.	1,400	21,602
First Merchants Corp.	9,200	136,528
First Midwest Bancorp, Inc. (a)	10,800	135,216
Flagstar Bancorp, Inc. †(a)	14,800	287,120
FNB Corp. (a)	1,300	13,806
Fox Chase Bancorp, Inc.	3,300	54,945
German American Bancorp, Inc. (a)	1,900	41,268
Glacier Bancorp, Inc. (a)	16,000	235,360
Gladstone Capital Corp.	7,300	59,568
Gladstone Commercial Corp. REIT (a)	5,400	96,930
Gladstone Investment Corp.	9,900	68,904
Glimcher Realty Trust REIT	29,900	331,591
Global Indemnity PLC (Ireland) †	1,500	33,195
Gramercy Capital Corp. REIT†	20,400	59,976
Greenhill & Co., Inc. (a)	7,600	395,124
Gyrodyne Co. of America, Inc. REIT (a)	700	50,442
Hersha Hospitality Trust REIT	56,300	281,500
HFF, Inc., Class A (a)	9,100	135,590
Hilltop Holdings, Inc. †(a)	4,800	64,992
Home BancShares, Inc. (a)	10,600	350,012
Homeowners Choice, Inc. (a)	14,300	297,297
Horizon Technology Finance Corp.	900	13,401
Hudson Pacific Properties, Inc. REIT (a)	3,600	75,816
Hudson Valley Holding Corp. (a)	2,100	32,697
Independent Bank Corp. (a)	1,500	43,425
Infinity Property & Casualty Corp.	3,300	192,192
International Bancshares Corp. (a)	14,900	268,945
INTL FCStone, Inc. †(a)	3,000	52,230
Investors Bancorp, Inc.	13,700	243,586
Kansas City Life Insurance Co.	1,100	41,976
KCAP Financial, Inc. (a)	7,900	72,601
Kemper Corp. (a)	7,000	206,500

	SHARES	VALUE (Note 2)
Financials - 23.6% (continued)
Ladenburg Thalmann Financial Services, Inc. †(a)	46,300	$64,820
Lakeland Financial Corp.	7,600	196,384
Lexington Realty Trust REIT (a)	49,600	518,320
LTC Properties, Inc. REIT	10,700	376,533
Maiden Holdings Ltd. (Bermuda)	15,800	145,202
Main Street Capital Corp.	20,700	631,557
MainSource Financial Group, Inc.	3,300	41,811
MarketAxess Holdings, Inc.	6,282	221,755
MB Financial, Inc.	7,700	152,075
Medallion Financial Corp.	7,700	90,398
Medical Properties Trust, Inc. REIT	12,100	144,716
Medley Capital Corp.	17,300	251,888
Monmouth Real Estate Investment Corp., Class A REIT (a)	8,600	89,096
Montpelier Re Holdings Ltd. (Bermuda)	7,500	171,450
MVC Capital, Inc.	4,300	52,245
National Financial Partners Corp. †(a)	5,800	99,412
National Health Investors, Inc. REIT (a)	10,400	587,912
National Penn Bancshares, Inc. (a)	8,800	82,016
Nelnet, Inc., Class A (a)	2,900	86,391
Netspend Holdings, Inc. †(a)	18,300	216,306
New Mountain Finance Corp.	4,600	68,540
NewStar Financial, Inc. †(a)	11,100	155,511
Northfield Bancorp, Inc.	2,000	30,500
OceanFirst Financial Corp.	1,500	20,625
Ocwen Financial Corp. †	5,300	183,327
OmniAmerican Bancorp, Inc. †	2,200	50,886
One Liberty Properties, Inc. REIT (a)	3,500	71,015
OneBeacon Insurance Group Ltd., Class A	14,400	200,160
Oritani Financial Corp.	22,500	344,700
PacWest Bancorp(a)	6,400	158,592
Park National Corp. (a)	1,000	64,630
Pebblebrook Hotel Trust REIT	11,100	256,410
Penns Woods Bancorp, Inc.	700	26,187
Pennsylvania Real Estate Investment Trust REIT (a)	34,900	615,636
PHH Corp. †(a)	10,700	243,425
Pinnacle Financial Partners, Inc. †	11,500	216,660
Platinum Underwriters Holdings Ltd. (Bermuda)	3,100	142,600
Portfolio Recovery Associates, Inc. †(a)	4,400	470,184
Primerica, Inc.	10,100	303,101
PrivateBancorp, Inc.	25,700	393,724
Prospect Capital Corp. (a)	7,000	76,090
PS Business Parks, Inc. REIT	6,400	415,872
Radian Group, Inc. (a)	69,700	425,867
Ramco-Gershenson Properties Trust REIT	5,800	77,198
Republic Bancorp, Inc., Class A (a)	1,300	27,469
Retail Opportunity Investments Corp. REIT (a)	18,200	234,052
RLI Corp. (a)	2,700	174,582
Rockville Financial, Inc.	6,200	79,980
Ryman Hospitality Properties REIT (a)	5,200	199,992
Sabra Health Care REIT, Inc. REIT	24,100	523,452

The accompanying notes are an integral part of these financial statements.	(Continued)

92	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Financials - 23.6% (continued)
Safeguard Scientifics, Inc. †(a)	4,700	$69,325
Safety Insurance Group, Inc.	1,900	87,723
Seacoast Banking Corp of Florida †	8,500	13,685
Solar Capital Ltd. (a)	6,500	155,415
Southside Bancshares, Inc. (a)	7,035	148,157
Sovran Self Storage, Inc. REIT	8,600	534,060
St Joe Co./The† (a)	9,500	219,260
STAG Industrial, Inc. REIT	25,300	454,641
Sterling Financial Corp. (a)	2,900	60,552
Stewart Information Services Corp. (a)	16,100	418,600
Strategic Hotels & Resorts, Inc. REIT †	25,000	160,000
Sun Communities, Inc. REIT (a)	11,509	459,094
Sunstone Hotel Investors, Inc. REIT †	85,100	911,421
Susquehanna Bancshares, Inc.	6,900	72,312
SWS Group, Inc. †	6,300	33,327
Symetra Financial Corp.	5,800	75,284
Synovus Financial Corp. (a)	188,000	460,600
Territorial Bancorp, Inc.	3,600	82,260
Texas Capital Bancshares, Inc. †(a)	8,500	380,970
TICC Capital Corp. (a)	6,600	66,792
Tompkins Financial Corp.	1,500	59,460
Triangle Capital Corp.	18,300	466,467
Umpqua Holdings Corp.	10,000	117,900
United Financial Bancorp, Inc. (a)	5,100	80,172
Universal Health Realty Income Trust REIT (a)	4,100	207,501
ViewPoint Financial Group, Inc. (a)	12,300	257,562
Virginia Commerce Bancorp, Inc. †	13,700	122,615
Virtus Investment Partners, Inc. †	3,700	447,478
Walter Investment Management Corp. †(a)	4,120	177,242
Washington Trust Bancorp, Inc.	4,200	110,502
WesBanco, Inc. (a)	9,200	204,424
West Bancorporation, Inc.	2,200	23,716
West Coast Bancorp	2,720	60,248
Western Alliance Bancorp †(a)	13,300	140,049
Wintrust Financial Corp. (a)	7,500	275,250
WisdomTree Investments, Inc. †	23,000	140,760
World Acceptance Corp. †(a)	400	29,824
WSFS Financial Corp.	2,000	84,500
Zillow, Inc., Class A †(a)	9,100	252,525

		34,316,227

Health Care - 16.8%
Aastrom Biosciences, Inc. †(a)	16,500	20,790
Abaxis, Inc. (a)	5,400	200,340
ABIOMED, Inc. †(a)	11,000	148,060
Acadia Healthcare Co., Inc. †(a)	8,300	193,639
ACADIA Pharmaceuticals, Inc. †(a)	72,600	337,590
Accuray, Inc. †(a)	10,900	70,087
Achillion Pharmaceuticals, Inc. †(a)	24,900	199,698
Aegerion Pharmaceuticals, Inc. †(a)	8,400	213,276
Affymax, Inc. †	31,500	598,500
Air Methods Corp. (a)	18,300	675,087
Akorn, Inc. †(a)	18,800	251,168
Alnylam Pharmaceuticals, Inc. †(a)	18,900	344,925
AMN Healthcare Services, Inc. †	6,700	77,385
Amsurg Corp. †	8,000	240,080
Analogic Corp.	5,400	401,220

	SHARES	VALUE (Note 2)
Health Care - 16.8% (continued)
AngioDynamics, Inc. †(a)	3,100	$34,069
Antares Pharma, Inc. †(a)	62,000	236,220
Apricus Biosciences, Inc. †(a)	7,900	15,721
Arena Pharmaceuticals, Inc. †(a)	25,600	230,912
Ariad Pharmaceuticals, Inc. †(a)	4,900	93,982
Arqule, Inc. †(a)	6,200	17,298
Array BioPharma, Inc. †(a)	83,000	308,760
AtriCure, Inc. †(a)	6,300	43,470
Atrion Corp. (a)	300	58,800
Auxilium Pharmaceuticals, Inc. †	13,100	242,743
Biolase, Inc. †(a)	21,207	39,232
Bio-Reference Labs, Inc. †(a)	17,700	507,813
BioScrip, Inc. †(a)	15,900	171,243
BSD Medical Corp. †(a)	8,200	12,382
Cambrex Corp. †(a)	8,300	94,454
Cantel Medical Corp.	4,649	138,215
Capital Senior Living Corp. †	16,300	304,647
Cardiovascular Systems, Inc. †	5,600	70,280
Celldex Therapeutics, Inc. †	45,300	303,963
Celsion Corp. †(a)	42,500	348,075
Cerus Corp. †(a)	13,000	41,080
Chemed Corp. (a)	2,100	144,039
Conceptus, Inc. †	9,600	201,696
CONMED Corp. (a)	3,700	103,415
Corcept Therapeutics, Inc. †(a)	9,500	13,585
Corvel Corp. †	1,600	71,728
Curis, Inc. †(a)	40,700	139,601
Cyberonics, Inc. †	13,800	724,914
Cynosure, Inc., Class A †(a)	8,300	200,113
DexCom, Inc. †	22,900	311,669
Dynavax Technologies Corp. †	71,100	203,346
Echo Therapeutics, Inc. †(a)	8,800	9,152
Endologix, Inc. † (a)	18,700	266,288
Ensign Group, Inc./The	3,500	95,165
Exact Sciences Corp. †	41,700	441,603
Furiex Pharmaceuticals, Inc. †	3,000	57,780
Genomic Health, Inc. †	7,700	209,902
Gentiva Health Services, Inc. †(a)	18,200	182,910
GTx, Inc. †(a)	12,200	51,240
Hanger, Inc. †	3,400	93,024
Hansen Medical, Inc. †(a)	19,600	40,768
HealthStream, Inc. †(a)	17,400	422,994
HeartWare International, Inc. †(a)	4,300	360,985
Hi-Tech Pharmacal Co., Inc. (a)	4,700	164,406
ICU Medical, Inc. †(a)	1,600	97,488
Idenix Pharmaceuticals, Inc. †(a)	5,900	28,615
Immunogen, Inc. †(a)	11,900	151,725
Immunomedics, Inc. †(a)	19,800	57,816
Impax Laboratories, Inc. †	6,700	137,283
Infinity Pharmaceuticals, Inc. †	17,100	598,500
Insulet Corp. †(a)	2,900	61,538
Isis Pharmaceuticals, Inc. †(a)	39,700	415,262
Jazz Pharmaceuticals PLC (Ireland) †(a)	2,300	122,360
Ligand Pharmaceuticals, Inc., Class B †(a)	8,400	174,216
MAP Pharmaceuticals, Inc. †(a)	9,200	144,532
Maxygen, Inc.	11,000	27,060
MedAssets, Inc. †(a)	14,300	239,811

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	93

Schedule of Investments	December 31, 2012

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Health Care - 16.8% (continued)
MedCath Corp. (3)†(a)(d)	10,300	$14,729
Medicines Co./The†	12,700	304,419
Medidata Solutions, Inc. †	10,300	403,657
Medivation, Inc. †(a)	6,400	327,424
MELA Sciences, Inc. †(a)	19,800	35,442
Merge Healthcare, Inc. †(a)	30,200	74,594
Merit Medical Systems, Inc. †	7,600	105,640
Molina Healthcare, Inc. †	11,300	305,778
MWI Veterinary Supply, Inc. †(a)	3,400	374,000
Navidea Biopharmaceuticals, Inc. †(a)	46,100	130,463
Nektar Therapeutics† (a)	52,400	388,284
Neogen Corp. †	2,300	104,236
Neurocrine Biosciences, Inc. †	7,100	53,108
NPS Pharmaceuticals, Inc. †(a)	49,200	447,720
NuVasive, Inc. †(a)	9,700	149,962
Obagi Medical Products, Inc. †	8,200	111,438
Oncothyreon, Inc. †(a)	19,600	37,632
Optimer Pharmaceuticals, Inc. †	3,900	35,295
OraSure Technologies, Inc. †	19,300	138,574
Orexigen Therapeutics, Inc. †(a)	77,600	408,952
Pacira Pharmaceuticals, Inc. †(a)	23,100	403,557
Pain Therapeutics, Inc. †(a)	10,200	27,642
PAREXEL International Corp. †(a)	15,200	449,768
PDL BioPharma, Inc. (a)	34,300	241,815
Pharmacyclics, Inc. †	5,500	318,450
Progenics Pharmaceuticals, Inc. †	14,200	42,316
Quidel Corp. †	9,600	179,232
Repros Therapeutics, Inc. †(a)	7,200	113,400
Rigel Pharmaceuticals, Inc. †(a)	14,500	94,250
Rockwell Medical Technologies, Inc. †(a)	5,100	41,055
RTI Biologics, Inc. †	21,000	89,670
Sangamo Biosciences, Inc. †(a)	7,900	47,479
Santarus, Inc. †	52,400	575,352
Sarepta Therapeutics, Inc. †(a)	18,800	485,040
SciClone Pharmaceuticals, Inc. †(a)	20,600	88,786
Select Medical Holdings Corp.	33,300	314,019
Solta Medical, Inc. †(a)	10,900	29,103
Spectranetics Corp. †(a)	8,200	121,114
Spectrum Pharmaceuticals, Inc. (a)	8,200	91,758
Staar Surgical Co. †(a)	14,800	90,280
Sunesis Pharmaceuticals, Inc. †	19,400	81,480
Synageva BioPharma Corp. †	3,300	152,757
Synergetics USA, Inc. †	9,900	47,520
Synta Pharmaceuticals Corp. †(a)	13,000	117,260
Team Health Holdings, Inc. †	3,000	86,310
Theravance, Inc. †(a)	6,800	151,436
Threshold Pharmaceuticals, Inc. †(a)	82,800	348,588
Transcept Pharmaceuticals, Inc. †	6,100	27,145
Trius Therapeutics, Inc. †	10,600	50,668
Universal American Corp. (a)	19,100	164,069
Uroplasty, Inc. †	11,800	38,114
US Physical Therapy, Inc.	3,000	82,620
Vascular Solutions, Inc. †	2,200	34,760
Vical, Inc. †(a)	32,800	95,448
ViroPharma, Inc. †(a)	14,500	330,020
West Pharmaceutical Services, Inc.	6,800	372,300
Wright Medical Group, Inc. †(a)	15,000	314,850

	SHARES	VALUE (Note 2)
Health Care - 16.8% (continued)
XenoPort, Inc. †	17,600	$136,752
ZIOPHARM Oncology, Inc. †(a)	15,300	63,648

		24,542,911

Industrials - 13.6%
AAON, Inc. (a)	4,700	98,089
Aceto Corp.	7,400	74,296
Acorn Energy, Inc. (a)	2,700	21,087
Advisory Board Co./The †	7,800	364,962
Aircastle Ltd.	15,800	198,132
Alamo Group, Inc. (a)	2,500	81,600
Allegiant Travel Co. (a)	5,400	396,414
Amerco, Inc. (a)	1,100	139,491
American Railcar Industries, Inc. (a)	6,000	190,380
Apogee Enterprises, Inc.	3,000	71,910
Applied Industrial Technologies, Inc. (a)	1,600	67,216
Argan, Inc.	2,300	41,400
Astec Industries, Inc. (a)	4,900	163,317
Astronics Corp. †(a)	5,400	123,552
Astronics Corp., Class B †(a)	1,052	22,818
AT Cross Co., Class A †	2,100	22,638
Atlas Air Worldwide Holdings, Inc. †	6,700	296,877
Avis Budget Group, Inc. †(a)	20,900	414,238
AZZ, Inc.	8,900	342,027
Barrett Business Services, Inc. (a)	3,600	137,124
Beacon Roofing Supply, Inc. †(a)	16,300	542,464
Builders FirstSource, Inc. †	10,600	59,148
Casella Waste Systems, Inc., Class A †(a)	10,100	44,238
CBIZ, Inc. †(a)	10,400	61,464
Celadon Group, Inc. (a)	3,900	70,473
Coleman Cable, Inc. (a)	6,900	63,963
Corporate Executive Board Co./The	2,700	128,142
Covenant Transportation Group, Inc., Class A †	2,600	14,378
CPI Aerostructures, Inc. †(a)	1,800	18,018
CRA International, Inc. †(a)	2,200	43,494
Deluxe Corp. (a)	14,800	477,152
DigitalGlobe, Inc. †	7,200	175,968
Douglas Dynamics, Inc. (a)	6,500	93,535
DXP Enterprises, Inc. †(a)	6,600	323,862
Dynamic Materials Corp. (a)	5,600	77,840
Echo Global Logistics, Inc. †(a)	4,100	73,677
Encore Wire Corp. (a)	2,900	87,899
EnerSys, Inc. †(a)	13,900	523,057
Exponent, Inc. †	4,900	273,567
Flow International Corp. †	11,400	39,900
Forward Air Corp. (a)	2,500	87,525
Franklin Electric Co., Inc.	5,300	329,501
Furmanite Corp. †(a)	7,300	39,201
G&K Services, Inc., Class A	4,000	136,600
GenCorp, Inc. †(a)	21,600	197,640
Generac Holdings, Inc. (a)	18,200	624,442
Geo Group, Inc./The	19,326	544,993
Gibraltar Industries, Inc. †	3,100	49,352
Global Power Equipment Group, Inc.	5,200	89,180
Gorman-Rupp Co./The(a)	3,500	104,405
GP Strategies Corp. †	5,000	103,250
Graham Corp. (a)	1,900	37,050

The accompanying notes are an integral part of these financial statements.	(Continued)

94	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Industrials - 13.6% (continued)
Granite Construction, Inc.	5,000	$168,100
Great Lakes Dredge & Dock Corp.	8,000	71,440
H&E Equipment Services, Inc. (a)	15,800	238,106
Hardinge, Inc.	4,300	42,742
Healthcare Services Group, Inc. (a)	14,800	343,804
Heritage-Crystal Clean, Inc. †(a)	1,400	21,014
HNI Corp.	5,300	159,318
Houston Wire & Cable Co.	4,500	55,215
Hudson Global, Inc. †(a)	5,400	24,192
Hurco Cos., Inc. †	4,400	101,200
InnerWorkings, Inc. †(a)	12,900	177,762
Insteel Industries, Inc. (a)	3,700	46,176
Intersections, Inc. (a)	2,300	21,804
JetBlue Airways Corp. †	27,000	154,170
Kadant, Inc. †	3,300	87,483
Kaman Corp. (a)	5,100	187,680
Lydall, Inc. †	8,800	126,192
Macquarie Infrastructure Co. LLC	6,100	277,916
Manitowoc Co., Inc./The (a)	15,500	243,040
MasTec, Inc. †	9,000	224,370
McGrath RentCorp. (a)	4,400	127,688
Metalico, Inc. †(a)	10,700	20,972
Middleby Corp. †(a)	1,100	141,031
Miller Industries, Inc. (a)	7,800	118,950
Mine Safety Appliances Co.	4,200	179,382
Mistras Group, Inc. †(a)	8,900	219,741
Mueller Industries, Inc.	2,700	135,081
Mueller Water Products, Inc., Class A	76,900	431,409
Multi-Color Corp.	6,200	148,738
Navigant Consulting, Inc. †	7,300	81,468
Northwest Pipe Co. †	2,800	66,808
Odyssey Marine Exploration, Inc. †(a)	26,100	77,517
On Assignment, Inc. †	27,700	561,756
Park-Ohio Holdings Corp. †	2,600	55,406
Patrick Industries, Inc. †(a)	7,200	112,032
PMFG, Inc. †(a)	3,900	35,451
Powell Industries, Inc. †	1,200	49,836
Primoris Services Corp.	13,000	195,520
Quality Distribution, Inc. †(a)	12,000	72,000
Quanex Building Products Corp.	9,800	200,018
Raven Industries, Inc. (a)	6,400	168,704
RBC Bearings, Inc. †(a)	2,800	140,196
Roadrunner Transportation Systems, Inc. †	3,000	54,420
Rush Enterprises, Inc., Class A †(a)	5,900	121,953
SeaCube Container Leasing Ltd.	7,600	143,260
Seaspan Corp. (Hong Kong)	3,700	59,311
Spirit Airlines, Inc. †	3,900	69,108
Standex International Corp.	3,500	179,515
Steelcase, Inc., Class A	33,300	424,242
Sun Hydraulics Corp. (a)	6,700	174,736
TAL International Group, Inc. (a)	8,300	301,954
Taser International, Inc. †(a)	20,400	182,376
Team, Inc. †	6,600	251,064
Tennant Co. (a)	5,000	219,750
Textainer Group Holdings Ltd. (a)	9,500	298,870
Thermon Group Holdings, Inc. †(a)	4,000	90,120
Titan Machinery, Inc. †(a)	3,900	96,330
TRC Cos., Inc. †(a)	2,900	16,878

	SHARES	VALUE (Note 2)
Industrials - 13.6% (continued)
Trex Co., Inc. †	9,700	$361,131
Twin Disc, Inc.	4,800	83,664
UniFirst Corp.	4,100	300,612
United Rentals, Inc. †	1,086	49,435
Universal Forest Products, Inc. (a)	7,000	266,280
US Airways Group, Inc. †(a)	45,700	616,950
US Ecology, Inc. (a)	5,300	124,762
USG Corp. †(a)	7,000	196,490
Valence Technology, Inc. †	9,700	60
Wabash National Corp. †(a)	3,600	32,292
XPO Logistics, Inc. †(a)	11,600	201,608

		19,831,545

Information Technology - 12.5%
3D Systems Corp. †(a)	4,200	224,070
Accelrys, Inc. †	7,200	65,160
ACI Worldwide, Inc. †(a)	11,300	493,697
Actuate Corp. †	14,700	82,320
Acxiom Corp. †	13,100	228,726
Agilysys, Inc. †	10,000	83,700
Alliance Fiber Optic Products, Inc.	3,000	36,060
American Software, Inc., Class A	8,600	66,736
Anaren, Inc. †(a)	4,700	91,415
AOL, Inc. †(a)	4,100	121,401
Arris Group, Inc. †	19,300	288,342
Aspen Technology, Inc. †	4,000	110,560
ATMI, Inc. †	11,000	229,680
Blucora, Inc. †	19,000	298,490
BroadSoft, Inc. †(a)	1,100	39,963
BroadVision, Inc. †(a)	4,900	43,708
Brooks Automation, Inc. (a)	11,100	89,355
BSQUARE Corp. †	6,000	17,700
CalAmp Corp. †(a)	6,400	53,248
Callidus Software, Inc. †(a)	16,900	76,726
Cardtronics, Inc. †	5,400	128,196
CIBER, Inc. †(a)	10,100	33,734
Cirrus Logic, Inc. †(a)	3,400	98,498
Computer Task Group, Inc. †(a)	4,100	74,743
Comtech Telecommunications Corp. (a)	4,000	101,520
Convergys Corp. (a)	20,100	329,841
Cornerstone OnDemand, Inc. †	24,100	711,673
Cray, Inc. †	7,600	121,220
CSG Systems International, Inc. †	7,000	127,260
CVD Equipment Corp. †(a)	11,300	108,480
Datalink Corp. †(a)	11,900	101,745
Dealertrack Technologies, Inc. †(a)	6,700	192,424
Digi International, Inc. †	7,200	68,184
Digimarc Corp. (a)	2,200	45,540
Dot Hill Systems Corp. †	19,100	17,906
eGain Communications Corp. †(a)	4,300	19,307
Electro Rent Corp.	4,400	67,672
Electronics for Imaging, Inc. †(a)	5,600	106,344
Ellie Mae, Inc. †(a)	24,800	688,200
eMagin Corp. (a)	6,100	21,777
Emcore Corp. †(a)	7,250	31,175
Entegris, Inc. †	9,600	88,128
EPIQ Systems, Inc.	4,100	52,398
ePlus, Inc.	2,800	115,752

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	95

Schedule of Investments	December 31, 2012

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Information Technology - 12.5% (continued)
Euronet Worldwide, Inc. †	3,800	$89,680
ExlService Holdings, Inc. †(a)	4,000	106,000
Fair Isaac Corp.	10,600	445,518
FalconStor Software, Inc. †(a)	9,600	22,368
FARO Technologies, Inc. †(a)	3,400	121,312
FEI Co. (a)	4,900	271,754
Forrester Research, Inc.	3,800	101,840
Global Cash Access Holdings, Inc. †	38,500	301,840
Globecomm Systems, Inc. †	5,100	57,630
Glu Mobile, Inc. †(a)	38,000	87,020
GSI Group, Inc. †	6,900	59,754
GSI Technology, Inc. †	5,000	31,350
Hackett Group, Inc./The	5,800	24,824
Heartland Payment Systems, Inc. (a)	9,500	280,250
iGO, Inc. †(a)	12,500	3,269
Immersion Corp. †(a)	13,500	92,745
Insight Enterprises, Inc. †(a)	11,200	194,544
Integrated Silicon Solution, Inc. †	7,500	67,500
Internap Network Services Corp. †(a)	7,800	54,132
Ixia† (a)	25,800	438,084
IXYS Corp.	8,400	76,776
Keynote Systems, Inc.	7,200	101,448
Kulicke & Soffa Industries, Inc. †	17,100	205,029
Liquidity Services, Inc. †(a)	7,000	286,020
LivePerson, Inc. †(a)	20,251	266,098
Majesco Entertainment Co. †	42,600	44,730
Manhattan Associates, Inc. †	5,800	349,972
Marchex, Inc., Class B	13,700	56,307
MAXIMUS, Inc.	4,200	265,524
Measurement Specialties, Inc. †	3,900	134,004
Mentor Graphics Corp. †(a)	17,900	304,658
Mercury Systems, Inc. †(a)	4,500	41,400
Mitek Systems, Inc. †(a)	15,900	51,039
Monolithic Power Systems, Inc. (a)	12,700	282,956
Monotype Imaging Holdings, Inc. (a)	10,400	166,192
MoSys, Inc. †(a)	5,300	18,444
MTS Systems Corp.	2,200	112,046
Nanometrics, Inc. †	8,800	126,896
Netlist, Inc. †(a)	13,900	10,286
Netscout Systems, Inc. †	14,200	369,058
NIC, Inc.	16,100	263,074
NVE Corp. †	2,400	133,176
OSI Systems, Inc. †	7,600	486,704
PC Connection, Inc.	6,800	78,200
PDF Solutions, Inc. †	12,000	165,360
PFSweb, Inc. †(a)	9,900	28,116
Procera Networks, Inc. †	9,600	178,080
PROS Holdings, Inc. †	8,200	149,978
QuickLogic Corp. †(a)	5,700	12,369
RealNetworks, Inc. †	4,000	30,240
Richardson Electronics Ltd.	9,500	107,540
Rogers Corp. †	3,100	153,946
Saba Software, Inc. †(a)	13,200	115,368
SciQuest, Inc. †(a)	2,000	31,720
Seachange International, Inc. †(a)	4,300	41,581
Sourcefire, Inc. †(a)	10,000	472,200
SPS Commerce, Inc. †(a)	4,000	149,080

	SHARES	VALUE (Note 2)
Information Technology - 12.5% (continued)
SS&C Technologies Holdings, Inc. †(a)	8,500	$196,520
Stamps.com, Inc. †(a)	5,600	141,120
Stratasys Ltd. †	9,400	753,410
Super Micro Computer, Inc. †(a)	9,400	95,880
support.com, Inc. †(a)	12,700	53,086
SYNNEX Corp. †(a)	2,600	89,388
Telenav, Inc. †	9,300	74,214
Tessco Technologies, Inc.	1,400	30,996
TiVo, Inc. †	11,300	139,216
Tyler Technologies, Inc. †	8,700	421,428
Ultimate Software Group, Inc. †	2,400	226,584
Ultratech, Inc. †	9,500	354,350
VirnetX Holding Corp. †(a)	2,700	79,056
Virtusa Corp. †(a)	4,600	75,578
Web.com Group, Inc. †(a)	24,800	367,040
Westell Technologies, Inc., Class A †(a)	19,600	36,260
WEX, Inc. †	800	60,296
Zix Corp. †(a)	14,200	39,760
Zygo Corp. †	7,800	122,460

		18,266,445

Materials - 5.4%
A Schulman, Inc.	9,100	263,263
ADA-ES, Inc. †(a)	4,300	72,584
American Vanguard Corp. (a)	13,800	428,766
Balchem Corp.	4,800	174,720
Boise, Inc.	31,500	250,425
Chemtura Corp. †	17,700	376,302
Deltic Timber Corp. (a)	1,900	134,178
Eagle Materials, Inc.	4,000	234,000
Flotek Industries, Inc. †(a)	18,100	220,820
Georgia Gulf Corp.	15,000	619,200
Graphic Packaging Holding Co. †	19,900	128,554
H.B. Fuller Co. (a)	14,100	490,962
Handy & Harman Ltd. †	2,400	36,168
Hawkins, Inc. (a)	1,700	65,688
Haynes International, Inc.	1,400	72,618
Headwaters, Inc. †	48,100	411,736
Innophos Holdings, Inc. (a)	3,500	162,750
Innospec, Inc.	6,700	231,083
Kaiser Aluminum Corp.	3,100	191,239
KapStone Paper and Packaging Corp.	3,800	84,322
Koppers Holdings, Inc.	3,700	141,155
Kraton Performance Polymers, Inc. †	6,200	148,986
Louisiana-Pacific Corp. †	6,700	129,444
Material Sciences Corp. †	8,000	72,240
Metals USA Holdings Corp.	4,400	76,956
Midway Gold Corp. †(a)	30,700	42,673
Myers Industries, Inc.	10,900	165,135
Neenah Paper, Inc. (a)	4,000	113,880
PolyOne Corp. (a)	30,900	630,978
Quaker Chemical Corp. (a)	2,400	129,264
Schweitzer-Mauduit International, Inc.	400	15,612
Senomyx, Inc. †	8,600	14,448
Stepan Co. (a)	4,800	266,592
SunCoke Energy, Inc. †	6,800	106,012
Texas Industries, Inc. †(a)	7,200	367,272

The accompanying notes are an integral part of these financial statements.	(Continued)

96	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Materials - 5.4% (continued)
Tredegar Corp.	5,000	$102,100
UFP Technologies, Inc. †(a)	3,400	60,928
Universal Stainless & Alloy †(a)	2,600	95,602
Vista Gold Corp. †	33,900	91,530
Worthington Industries, Inc.	17,300	449,627

		7,869,812

Telecommunication Services - 1.0%
8x8, Inc. †	33,400	246,826
Atlantic Tele-Network, Inc.	2,200	80,762
Cincinnati Bell, Inc. †(a)	82,000	449,360
Cogent Communications Group, Inc. (a)	12,400	280,736
Elephant Talk Communications Corp. †	14,600	14,600
General Communication, Inc., Class A †	4,600	44,114
HickoryTech Corp. (a)	1,700	16,541
IDT Corp., Class B (a)	7,300	69,642
inContact, Inc. †(a)	14,500	75,110
NTELOS Holdings Corp.	6,450	84,559
ORBCOMM, Inc. †(a)	4,000	15,680
Premiere Global Services, Inc. †	10,600	103,668

		1,481,598

Utilities - 0.8%
Artesian Resources Corp., Class A	2,300	51,589
Chesapeake Utilities Corp.	7,400	335,960
Connecticut Water Service, Inc. (a)	2,900	86,362
Laclede Group, Inc./The (a)	5,000	193,050
MGE Energy, Inc. (a)	3,600	183,420
Middlesex Water Co.	4,300	84,108
Unitil Corp. (a)	4,200	108,864
York Water Co. (a)	4,100	72,037

		1,115,390

TOTAL COMMON STOCKS (cost $123,706,960)		142,947,393

PREFERRED STOCKS - 0.0% (b)

Utilities - 0.0% (b)
Genie Energy Ltd., Perpetual Bond, Series 12-A †, 7.50%, 11/15/2016 (a)(c) (cost $55,139)	5,900	41,595

RIGHTS - 0.0% (b)

Information Technology - 0.0% (b)
Gerber Scientific, Inc. (3)†(d) (cost $—)	4,000	—

WARRANTS - 0.0% (b)

Energy - 0.0% (b)
Magnum Hunter Resources Corp. † (cost $—)	2,980	59

MONEY MARKET FUNDS - 1.4%	SHARES	VALUE (Note 2)
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2)(e) (cost $2,039,258)	2,039,258	$2,039,258

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 28.6%
J.P. Morgan Prime Money Market Fund -
Capital Shares, 0.120% (2)(e)(f) (cost $41,729,314)	41,729,314	41,729,314

TOTAL INVESTMENTS - 128.1% (cost $167,530,671)		186,757,619

LIABILITIES IN EXCESS OF OTHER ASSETS - (28.1%) (g)		(40,977,654)

NET ASSETS - 100.0%		$145,779,965

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $41,226,770; cash collateral of $41,729,314 was received with which the Fund purchased a money market fund.
(b)	Represents less than 0.05 percent of net assets.
(c)	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2012.
(d)	Security fair valued as of December 31, 2012 using procedures approved by the Board of Trustees. The total value of positions fair valued was $14,729 or 0.0% of total net assets.
(e)	Represents annualized seven-day yield as of December 31, 2012.
(f)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(g)	Includes appreciation on futures contracts.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 4).
(3)	Level 3 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	97

Schedule of Investments	December 31, 2012

AQR SMALL CAP MOMENTUM FUND

Open futures contracts outstanding at December 31, 2012:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION
Long Contracts:
26	E-Mini Russell 2000 Futures	March 15, 2013	$2,173,887	$2,201,160	$27,273

Cash held as collateral with broker for futures contracts was $78,182 at December 31, 2012.

The accompanying notes are an integral part of these financial statements.

98	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR INTERNATIONAL MOMENTUM FUND

COMMON STOCKS – 98.0%	SHARES	VALUE (Note 2)
Australia – 8.3%
ALS Ltd.	11,725	$133,751
Amcor Ltd.	30,438	257,254
Atlas Iron Ltd.	18,245	34,914
Aurizon Holdings Ltd.	27,946	109,894
Australia & New Zealand Banking Group Ltd.	49,898	1,314,139
Caltex Australia Ltd.	4,085	82,393
CFS Retail Property Trust Group REIT	41,469	82,957
Coca-Cola Amatil Ltd.	10,216	143,569
Cochlear Ltd.	3,817	316,428
Commonwealth Bank of Australia	27,136	1,767,271
Commonwealth Property Office Fund REIT	75,980	80,944
CSL Ltd.	8,759	494,510
Dexus Property Group REIT	90,954	96,603
Goodman Group REIT	24,585	112,023
GPT Group REIT	38,389	147,766
Insurance Australia Group Ltd.	62,946	310,031
Macquarie Group Ltd.	5,790	216,899
Mesoblast Ltd. †(a)	10,394	58,113
Mirvac Group REIT	60,599	94,307
National Australia Bank Ltd.	5,541	145,745
New Hope Corp. Ltd.	14,557	63,984
OZ Minerals Ltd.	4,289	30,459
Paladin Energy Ltd. †	12,165	13,431
Ramsay Health Care Ltd.	3,907	111,436
Shopping Centres Australasia Property Group REIT †	3,776	5,882
Sonic Healthcare Ltd.	6,491	90,605
Telecom Corp of New Zealand Ltd.	36,210	67,836
Telstra Corp. Ltd.	255,311	1,163,383
Wesfarmers Ltd.	3,799	146,570
Westfield Group REIT	56,684	626,010
Westfield Retail Trust REIT	88,920	280,539
Westpac Banking Corp.	49,967	1,369,086
Woolworths Ltd.	18,883	579,299
WorleyParsons Ltd.	2,954	72,766

		10,620,797

Austria – 0.3%
Andritz AG	1,830	117,593
Erste Group Bank AG †	4,525	143,870
Immofinanz AG NPV †	30,467	128,260
Lenzing AG	606	54,484

		444,207

Belgium – 3.2%
Ageas	11,340	335,066
Anheuser-Busch InBev NV	28,891	2,515,960
Belgacom SA	2,566	75,470
KBC Groep NV	4,440	154,744
RTL Group SA	766	76,064
Solvay SA	2,403	349,665
UCB SA	3,497	200,337
Umicore SA	5,663	313,577

		4,020,883

	SHARES	VALUE (Note 2)
Canada – 4.9%
Agnico-Eagle Mines Ltd. (1)	6,100	$319,687
Agrium, Inc. (1)	2,900	289,038
Alimentation Couche Tard, Inc., Class B (1)	3,800	186,925
Atco Ltd., Class I (1)	1,000	81,150
Boardwalk Real Estate Investment Trust REIT (1)	1,500	97,311
Brookfield Office Properties, Inc. (1)	7,200	122,763
Calloway Real Estate Investment Trust REIT (1)	3,200	93,134
Canadian National Railway Co. (1)	1,200	108,973
Canadian Pacific Railway Ltd. (1)	4,600	466,613
Canadian Utilities Ltd., Class A (1)	1,700	122,950
CGI Group, Inc., Class A (1)†	10,200	235,235
CI Financial Corp. (1)	3,300	82,707
Dollarama, Inc. (1)	4,000	237,137
Domtar Corp. (1)	900	75,007
Emera, Inc. (1)	2,100	73,343
Empire Co., Ltd., Class A (1)	1,100	65,190
First Capital Realty, Inc. (1)	3,800	71,897
First Majestic Silver Corp. (1)†	4,300	86,718
Franco-Nevada Corp. (1)	3,600	205,497
Gildan Activewear, Inc. (1)	3,000	109,571
H&R Real Estate Investment Trust REIT (1)	5,400	130,833
Intact Financial Corp. (1)	2,700	175,811
Keyera Corp. (1)	1,700	84,137
Lululemon Athletica, Inc. (1)†	3,000	227,737
Methanex Corp. (1)	2,000	63,697
Metro, Inc. (1)	4,200	267,403
Onex Corp. (1)	2,400	101,023
Paramount Resources Ltd., Class A (1)†	2,400	77,209
RioCan Real Estate Investment Trust REIT (1)(a)	8,000	221,655
Royal Bank of Canada (1)	14,800	890,946
Shoppers Drug Mart Corp. (1)	200	8,606
Sun Life Financial, Inc. (1)	11,800	312,824
Toronto-Dominion Bank/The (1)	500	42,098
Valeant Pharmaceuticals International, Inc. (1)†	3,529	210,527
Yamana Gold, Inc. (1)	15,100	259,738

		6,205,090

Denmark – 2.3%
Carlsberg A/S, Class B	3,117	307,076
Coloplast A/S, Class B	4,470	219,209
Danske Bank A/S †	20,820	353,610
DSV A/S	2,710	70,114
H Lundbeck A/S	3,734	54,724
Novo Nordisk A/S, Class B	10,771	1,753,914
William Demant Holding A/S †	1,394	119,761

		2,878,408

Finland – 1.4%
Elisa OYJ	3,629	80,454
Kesko OYJ, B Shares	1,282	42,088
Kone OYJ, Class B	7,497	554,476
Konecranes OYJ	3,800	129,678
Nokian Renkaat OYJ	4,727	189,350

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	99

Schedule of Investments	December 31, 2012

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Finland – 1.4% (continued)
Sampo OYJ, A Shares	14,032	$454,436
Wartsila OYJ	8,465	368,531

		1,819,013

France – 9.1%
Air Liquide SA	3,601	454,942
AXA SA	25,427	456,561
BNP Paribas SA	23,724	1,350,608
Bureau Veritas SA	591	66,269
Christian Dior SA	1,623	276,647
Cie Generale des Etablissements Michelin	1,933	185,218
Cie Generale d’Optique Essilor International SA	3,545	357,539
Credit Agricole SA †	21,317	173,607
Dassault Systemes SA	1,844	206,172
Edenred	3,620	111,960
European Aeronautic Defence and Space Co. NV	6,208	244,727
Eutelsat Communications SA	3,108	103,373
Hermes International	1,274	380,889
Iliad SA	1,834	315,132
Lafarge SA	5,316	343,266
L’Oreal SA	7,307	1,016,714
LVMH Moet Hennessy Louis Vuitton SA	971	179,205
Pernod-Ricard SA (a)	4,394	509,796
PPR	1,784	335,054
Publicis Groupe SA	5,534	332,943
Renault SA	5,669	307,872
Rexel SA	4,367	89,317
Safran SA	2,192	94,929
Sanofi	19,537	1,852,691
Schneider Electric SA	4,553	333,465
SCOR SE	2,421	65,436
SEB SA	592	43,799
Societe Generale SA †	13,974	531,326
Sodexo	1,964	165,955
Technip SA	1,542	178,311
Total SA	6,227	324,009
Unibail-Rodamco SE REIT	1,172	284,213

		11,671,945

Germany – 10.3%
Adidas AG	5,909	527,373
Allianz SE	9,248	1,289,142
BASF SE	14,012	1,324,973
Bayer AG	18,737	1,786,793
Beiersdorf AG	7,760	635,394
Continental AG	5,548	646,638
Daimler AG	230	12,663
Deutsche Bank AG	7,732	340,168
Deutsche Boerse AG	410	25,142
Deutsche Lufthansa AG	16,412	310,257
Deutsche Post AG	32,986	726,533
Fresenius SE & Co. KGaA	2,724	313,446
GEA Group AG	2,796	90,914
Hannover Rueckversicherung AG	4,457	349,089
HeidelbergCement AG	5,185	317,279
Kabel Deutschland Holding AG	2,893	217,743

	SHARES	VALUE (Note 2)
Germany – 10.3% (continued)
Lanxess AG	3,371	$297,253
Linde AG	1,228	214,836
MAN SE	1,150	123,534
Merck KGaA	3,635	479,074
Muenchener Rueckversicherungs AG	4,909	886,210
RWE AG	5,360	222,319
SAP AG	23,270	1,871,202
Suedzucker AG	2,234	91,699

		13,099,674

Hong Kong – 6.8%
AAC Technologies Holdings, Inc.	35,500	125,877
AIA Group Ltd.	206,200	817,858
ASM Pacific Technology Ltd. (a)	9,700	119,088
BOC Hong Kong Holdings Ltd.	228,500	718,811
Cheung Kong Holdings Ltd.	48,000	746,852
Cheung Kong Infrastructure Holdings Ltd.	31,000	191,487
CLP Holdings Ltd.	1,500	12,603
Dah Chong Hong Holdings Ltd.	63,000	67,259
First Pacific Co., Ltd.	72,000	79,511
Galaxy Entertainment Group Ltd. †	92,000	368,900
Giordano International Ltd.	64,000	62,048
Global Bio-Chem Technology Group Co., Ltd.	198,000	22,815
Great Wall Motor Co., Ltd.	250	804
Hang Seng Bank Ltd. (a)	31,100	480,089
Henderson Land Development Co. Ltd.	59,000	422,393
Hong Kong & China Gas Co., Ltd.	176,000	483,562
Hysan Development Co., Ltd.	25,000	121,571
Lifestyle International Holdings Ltd.	33,500	82,868
Link REIT/The REIT	59,500	297,982
Melco International Development Ltd.	103,000	122,286
MTR Corp. Ltd.	60,500	239,734
New World Development Co., Ltd.	196,000	310,303
NWS Holdings Ltd.	61,000	103,678
Orient Overseas International Ltd.	19,000	125,432
Sands China Ltd.	137,200	613,375
Shangri-La Asia Ltd.	24,000	48,346
Sino Land Co., Ltd.	168,000	307,632
SJM Holdings Ltd.	79,000	186,445
SmarTone Telecommunications Holdings Ltd.	31,500	57,751
Stella International Holdings Ltd.	32,500	88,537
Swire Pacific Ltd., Class A (a)	26,000	325,232
Swire Properties Ltd.	50	168
Television Broadcasts Ltd.	10,000	75,188
Towngas China Co., Ltd.	39,000	32,333
Vinda International Holdings Ltd. (a)	44,000	60,960
Wharf Holdings Ltd.	58,000	462,244
Wheelock & Co., Ltd.	41,000	209,145
Yingde Gases	63,500	65,087

		8,656,254

Israel – 0.6%
Bezeq The Israeli Telecommunication Corp. Ltd.	22,496	26,057
Israel Chemicals Ltd.	25,004	301,127
Israel Corp. Ltd./The	62	40,783

The accompanying notes are an integral part of these financial statements.	(Continued)

100	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Israel – 0.6% (continued)
Mellanox Technologies Ltd. †	1,786	$110,628
Teva Pharmaceutical Industries Ltd.	8,831	328,155

		806,750

Italy – 2.3%
Davide Campari-Milano SpA	11,007	84,587
Exor SpA	4,986	125,657
Fiat Industrial SpA	27,185	297,827
Lottomatica Group SpA	13,558	309,782
Luxottica Group SpA	15,970	659,159
Pirelli & C. SpA (a)	20,366	234,651
Prada SpA	57,900	562,601
Prysmian SpA	14,955	298,516
Salvatore Ferragamo Italia SpA	5,363	118,725
Tenaris SA	9,423	196,473
Terna Rete Elettrica Nazionale SpA	16,361	65,473

		2,953,451

Japan – 17.7%
ABC-Mart, Inc.	2,700	117,546
Acom Co., Ltd. †(a)	4,470	128,751
Aeon Credit Service Co., Ltd.	5,400	109,266
Ajinomoto Co., Inc.	24,000	317,579
Aozora Bank Ltd.	58,000	178,334
Asics Corp.	5,100	77,910
Astellas Pharma, Inc.	14,200	638,455
Autobacs Seven Co., Ltd. (a)	1,100	46,116
Calbee, Inc.	3,600	253,666
Calsonic Kansei Corp.	14,000	57,657
Century Tokyo Leasing Corp.	4,800	99,679
Chiyoda Corp.	7,000	100,276
Chugai Pharmaceutical Co., Ltd.	13,800	264,409
Chugoku Bank Ltd./The	5,000	69,789
Cosmos Pharmaceutical Corp.	1,200	119,255
Credit Saison Co., Ltd.	3,800	95,048
Daido Steel Co., Ltd.	12,000	60,849
Dainippon Screen Manufacturing Co., Ltd. †(a)	7,000	43,025
Dainippon Sumitomo Pharma Co., Ltd.	6,800	81,693
Daito Trust Construction Co., Ltd.	1,100	103,961
Daiwa House Industry Co., Ltd.	9,000	154,735
Eisai Co., Ltd.	2,900	121,054
FamilyMart Co., Ltd.	6,000	247,189
Fast Retailing Co., Ltd.	2,700	689,069
Fuji Heavy Industries Ltd.	42,000	529,634
Hankyu Hanshin Holdings, Inc.	52,000	268,857
Heiwa Corp.	3,300	53,778
Hikari Tsushin, Inc.	2,600	100,325
Hino Motors Ltd.	32,000	289,242
Hitachi Ltd.	660	3,884
Hitachi Transport System Ltd.	3,200	46,752
Hoshizaki Electric Co., Ltd.	3,200	85,086
House Foods Corp.	3,600	54,245
IHI Corp.	27,000	70,014
Isuzu Motors Ltd.	52,000	310,306
Itochu Techno-Solutions Corp.	6,900	284,131
Japan Real Estate Investment Corp. REIT	32	315,268
Japan Retail Fund Investment Corp. REIT	33	60,663

	SHARES	VALUE (Note 2)
Japan – 17.7% (continued)
Japan Tobacco, Inc.	35,300	$997,203
JGC Corp.	8,000	249,292
Joyo Bank Ltd./The	19,000	90,274
Kakaku.com, Inc.	2,100	69,328
KDDI Corp.	4,500	318,138
Kewpie Corp.	4,700	64,856
Keyence Corp.	40	11,093
Kintetsu Corp. (a)	71,000	290,938
Kubota Corp.	28,000	321,927
Kyowa Hakko Kirin Co., Ltd.	6,000	59,191
Lawson, Inc.	4,500	305,258
M3, Inc.	69	110,129
Matsui Securities Co. Ltd.	38,500	351,711
McDonald’s Holdings Co., Japan Ltd. (a)	3,700	97,636
Miraca Holdings, Inc.	1,700	68,545
Mitsubishi Estate Co., Ltd.	23,000	550,636
Mitsubishi UFJ Financial Group, Inc.	83,400	451,287
Mitsui Fudosan Co., Ltd.	17,000	415,872
Mizuho Financial Group, Inc.	403,000	738,895
Namco Bandai Holdings, Inc.	12,300	159,435
NHK Spring Co., Ltd.	12,500	103,000
Nikon Corp.	8,900	262,767
Nippon Shokubai Co., Ltd.	7,000	71,702
Nippon Television Network Corp.	5,100	68,176
Nishi-Nippon City Bank Ltd./The	21,000	52,108
Nomura Real Estate Holdings, Inc.	16,900	323,170
Nomura Research Institute Ltd.	3,500	72,908
Odakyu Electric Railway Co., Ltd.	11,000	114,446
Ono Pharmaceutical Co., Ltd.	2,500	127,710
Oriental Land Co., Ltd.	2,300	278,540
ORIX Corp.	2,830	319,673
Otsuka Holdings Co., Ltd.	12,200	343,690
Park24 Co., Ltd.	5,400	85,282
Santen Pharmaceutical Co., Ltd.	2,100	80,667
Sawai Pharmaceutical Co., Ltd.	700	70,267
Sekisui Chemical Co., Ltd.	10,000	87,237
Seven & I Holdings Co., Ltd.	10,300	290,365
Shimamura Co., Ltd.	2,300	223,504
Shimano, Inc.	1,600	102,453
Shionogi & Co., Ltd.	18,000	299,949
SKY Perfect JSAT Holdings, Inc.	133	55,544
Softbank Corp.	19,800	725,496
Sugi Holdings Co., Ltd.	2,600	91,726
Sumitomo Corp.	18,100	232,219
Sumitomo Forestry Co., Ltd.	9,300	87,935
Sumitomo Mitsui Financial Group, Inc.	11,300	410,663
Sumitomo Realty & Development Co., Ltd.	12,000	399,766
Suruga Bank Ltd.	8,000	98,393
Sysmex Corp.	3,100	142,751
Taiheiyo Cement Corp.	49,000	134,716
Taisei Corp.	28,000	93,108
Tobu Railway Co., Ltd.	73,000	387,130
Toho Gas Co., Ltd.	17,000	91,162
Tokyo Gas Co., Ltd.	52,000	237,591
Tokyu Land Corp.	21,000	153,869
Toyota Motor Corp.	36,600	1,709,079
Toyota Tsusho Corp.	18,400	454,163

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	101

Schedule of Investments	December 31, 2012

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Japan – 17.7% (continued)
Trend Micro, Inc.	3,500	$105,753
Unicharm Corp.	7,800	405,324
USS Co., Ltd.	1,250	130,162
Yahoo Japan Corp.	858	277,817
Yakult Honsha Co., Ltd.	5,200	227,771
Yokogawa Electric Corp.	8,300	91,012
Yokohama Rubber Co., Ltd./The	14,000	101,486
Zensho Holdings Co., Ltd.	4,900	56,534

		22,647,924

Netherlands – 2.4%
Akzo Nobel NV	4,998	330,851
ASML Holding NV	8,980	575,920
Gemalto NV	3,241	292,548
Heineken NV	12,204	818,199
Koninklijke DSM NV	1,137	69,295
Koninklijke Philips Electronics NV	24,188	640,503
Koninklijke Vopak NV	762	53,864
Unilever NV CVA	6,623	253,420

		3,034,600

Norway – 1.3%
Aker Solutions ASA	15,020	311,044
DNB ASA	10,033	128,238
Golar LNG Ltd.	2,009	75,630
Marine Harvest ASA †	140,424	130,814
Petroleum Geo-Services ASA	17,644	307,312
Seadrill Ltd.	4,710	173,525
Telenor ASA	7,480	152,307
TGS Nopec Geophysical Co. ASA	12,494	412,623

		1,691,493

Portugal – 0.1%
Jeronimo Martins SGPS SA	6,068	117,333
Portugal Telecom SGPS SA	7,413	36,916

		154,249

Singapore – 4.1%
Ascendas Real Estate Investment Trust REIT	206,000	403,126
CapitaCommercial Trust REIT	117,000	162,363
CapitaLand Ltd.	125,000	384,764
CapitaMalls Asia Ltd.	92,000	148,171
Dairy Farm International Holdings, Ltd.	6,300	68,749
DBS Group Holdings Ltd.	27,000	331,466
Global Logistic Properties Ltd.	210,000	485,670
Jardine Cycle & Carriage Ltd.	6,000	238,979
Jardine Matheson Holdings Ltd. (a)	11,600	723,803
Jardine Strategic Holdings Ltd.	7,000	250,449
Keppel Corp. Ltd.	34,000	310,473
Noble Group Ltd.	19,363	18,707
SembCorp Industries Ltd.	13,000	56,684
SembCorp Marine Ltd.	94,000	359,098
Singapore Telecommunications Ltd.	90,000	244,893
StarHub Ltd.	33,000	103,363
Suntec Real Estate Investment Trust REIT	92,000	126,752
United Overseas Bank Ltd.	50,000	820,202

		5,237,712

	SHARES	VALUE (Note 2)
Spain – 1.7%
Amadeus IT Holding SA, A Shares	12,030	$304,015
Grifols SA †	9,811	343,072
Inditex SA	10,745	1,509,740

		2,156,827

Sweden – 3.3%
Alfa Laval AB	6,671	139,489
Assa Abloy AB, Class B	5,856	220,436
Electrolux AB, Series B	11,360	300,068
Elekta AB, B Shares	6,724	105,174
Getinge AB, B Shares	4,444	151,064
Hennes & Mauritz AB, B Shares	367	12,719
Hexagon AB, B Shares	12,321	311,576
Industrivarden AB, Class C	4,099	68,292
Investor AB, B Shares	16,029	421,084
Meda AB, A Shares	7,554	77,872
Skandinaviska Enskilda Banken AB, Class A	69,929	598,290
Svenska Cellulosa AB, B Shares	5,358	116,497
Svenska Handelsbanken AB, A Shares	15,565	559,591
Swedbank AB, A Shares	37,745	741,515
Volvo AB, B Shares	23,782	327,933

		4,151,600

Switzerland – 5.6%
Actelion Ltd.	6,152	294,379
Compagnie Financiere Richemont SA, Class A	9,054	710,699
Geberit AG †	236	52,315
Holcim Ltd. †	4,469	329,165
Nestle SA	16,197	1,056,748
Novartis AG	17,077	1,078,810
Roche Holding AG	807	163,160
Schindler Holding AG	1,395	201,795
SGS SA	237	526,392
Swatch Group AG/The	716	363,087
Syngenta AG	1,918	774,846
UBS AG †	43,757	684,748
Wolseley PLC	4,864	232,590
Zurich Insurance Group AG †	2,580	691,332

		7,160,066

United Kingdom – 12.3%
Aberdeen Asset Management PLC	54,480	327,829
Aggreko PLC	7,624	217,578
ARM Holdings PLC	2,198	27,758
Associated British Foods PLC	9,388	239,848
AstraZeneca PLC	240	11,373
Barclays PLC	216,815	941,840
BG Group PLC	2,230	37,196
British American Tobacco PLC	482	24,502
BT Group PLC	130,732	498,769
Bunzl PLC	7,883	130,477
Compass Group PLC	41,470	492,280
Croda International PLC	3,164	123,665
Diageo PLC	46,529	1,355,233
Experian PLC	34,548	556,808
Fresnillo PLC	1,715	52,602

The accompanying notes are an integral part of these financial statements.	(Continued)

102	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
United Kingdom – 12.3% (continued)
G4S PLC	22,026	$92,289
GlaxoSmithKline PLC	913	19,878
HSBC Holdings PLC	212,050	2,247,046
IMI PLC	4,267	77,230
Imperial Tobacco Group PLC	8,078	313,197
InterContinental Hotels Group PLC	11,899	333,652
Intertek Group PLC	2,171	110,280
Johnson Matthey PLC	2,582	101,429
Kingfisher PLC	42,770	199,846
Legal & General Group PLC	62,913	150,857
Meggitt PLC	17,966	112,499
Mondi PLC	7,018	77,464
National Grid PLC	13,628	156,305
Next PLC	6,383	387,464
Old Mutual PLC	139,415	409,467
Pearson PLC	15,946	310,812
Petrofac Ltd.	14,632	391,054
Prudential PLC	39,000	556,427
Randgold Resources Ltd.	303	29,975
Reed Elsevier PLC	9,377	98,999
Rexam PLC	12,637	90,420
Rolls-Royce Holdings PLC †	35,118	503,711
Royal Bank of Scotland Group PLC †	149,501	799,073
SABMiller PLC	32,301	1,499,126
Sage Group PLC/The	14,253	68,536
Severn Trent PLC	3,568	91,811
Shire PLC	2,048	62,999
Smith & Nephew PLC	5,401	59,702
SSE PLC	8,866	206,260
Standard Life PLC	35,622	194,726
Tate & Lyle PLC	14,485	179,211
Tullow Oil PLC	11,125	231,927
United Utilities Group PLC	13,217	145,502
Vodafone Group PLC	112,887	284,167
WPP PLC	7,612	111,205

		15,742,304

TOTAL COMMON STOCKS (cost $108,775,524)		125,153,247

PREFERRED STOCKS – 0.0%(b)
United Kingdom – 0.0%(b)
Rolls-Royce Holdings PLC (3)†(c)
(cost $—)	2,668,968	4,336

EXCHANGE-TRADED FUNDS – 1.3%
iShares MSCI EAFE Index Fund (1)
(cost $1,595,542)	29,970	1,702,895

MONEY MARKET FUNDS – 0.6%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (d)
(cost $733,982)	733,982	733,982

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN – 1.2%	SHARES	VALUE (Note 2)
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.120% (d)(e)
(cost $1,550,145)	1,550,145	$1,550,145

TOTAL INVESTMENTS – 101.1% (cost $112,655,193)		129,144,605

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1%)		(1,460,091)

NET ASSETS – 100.0%		$127,684,514

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $1,474,484; cash collateral of $1,550,145 was received with which the Fund purchased a money market fund.
(b)	Represents less than 0.05 percent of net assets.
(c)	Security fair valued as of December 31, 2012 using procedures approved by the Board of Trustees. The total value of positions fair valued was $4,336 or 0.0% of total net assets.
(d)	Represents annualized seven-day yield as of December 31, 2012.
(e)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).
(3)	Level 3 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certificate of Shares

REIT - Real Estate Investment Trust

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$18,731,585	14.7%
Consumer Staples	16,231,964	12.7
Energy	3,033,024	2.4
Financials	39,794,821	31.2
Health Care	13,523,258	10.6
Industrials	14,325,187	11.2
Information Technology	5,207,503	4.1
Materials	7,946,260	6.2
Mutual Fund	1,702,896	1.3
Telecommunication Services	4,150,130	3.2
Utilities	2,213,850	1.7
Money Market Funds	2,284,127	1.8

Total Investments	129,144,605	101.1
Liabilities in Excess of Other Assets	(1,460,091)	(1.1)

Net Assets	$127,684,514	100.0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	103

Schedule of Investments	December 31, 2012

AQR TAX-MANAGED MOMENTUM FUND

COMMON STOCKS - 77.8%	SHARES	VALUE (Note 2)
Consumer Discretionary - 17.6%
Aaron’s, Inc.	93	$2,630
Amazon.com, Inc. †	143	35,913
Apollo Group, Inc., Class A †	71	1,485
AutoNation, Inc. †	90	3,573
AutoZone, Inc. †	16	5,671
Bed Bath & Beyond, Inc. †	101	5,647
BorgWarner, Inc. †	22	1,576
Carter’s, Inc. †	59	3,283
CBS Corp., Class B	788	29,983
Chipotle Mexican Grill, Inc. †(a)	49	14,576
Cinemark Holdings, Inc.	92	2,390
Coach, Inc.	66	3,664
Comcast Corp., Class A	2,226	83,208
Deckers Outdoor Corp. †(a)	28	1,128
Dillard’s, Inc., Class A	49	4,105
DIRECTV †	86	4,314
DISH Network Corp., Class A	437	15,907
Dollar General Corp. †	490	21,604
Dollar Tree, Inc. †	295	11,965
Domino’s Pizza, Inc.	82	3,571
DR Horton, Inc. (a)	795	15,725
DSW, Inc., Class A (a)	51	3,350
Expedia, Inc.	167	10,262
Express, Inc. †	194	2,927
Family Dollar Stores, Inc.	63	3,995
Foot Locker, Inc.	105	3,373
Fossil, Inc. †	37	3,445
GameStop Corp., Class A (a)	66	1,656
Gap, Inc./The	502	15,582
General Motors Co. †	604	17,413
Genuine Parts Co. (a)	74	4,705
GNC Holdings, Inc., Class A	104	3,461
Goodyear Tire & Rubber Co./The †	186	2,569
H&R Block, Inc.	197	3,658
Home Depot, Inc./The	1,306	80,776
HSN, Inc.	57	3,140
Las Vegas Sands Corp.	457	21,095
Lennar Corp., Class A (a)	624	24,130
Liberty Media Corp. - Liberty Capital, Class A †(a)	103	11,949
LKQ Corp. †	202	4,262
Lowe’s Cos., Inc.	949	33,709
Ltd. Brands, Inc. (a)	139	6,541
Macy’s, Inc.	524	20,446
Madison Square Garden Co./The, Class A †	56	2,484
Mattel, Inc.	402	14,721
McGraw-Hill Cos., Inc./The	120	6,560
News Corp., Class A	2,041	52,127
NIKE, Inc., Class B	248	12,797
Nordstrom, Inc.	59	3,157
O’Reilly Automotive, Inc. †	60	5,365
Panera Bread Co., Class A †	24	3,812
PetSmart, Inc.	64	4,374
Polaris Industries, Inc. (a)	56	4,712
priceline.com, Inc. †	31	19,257
PulteGroup, Inc. †	1,557	28,275
Ralph Lauren Corp.	40	5,997

	SHARES	VALUE (Note 2)
Consumer Discretionary - 17.6% (continued)
Rent-A-Center, Inc.	182	$6,254
Ross Stores, Inc.	256	13,862
Sally Beauty Holdings, Inc. †(a)	147	3,465
Sears Canada, Inc. (Canada)	14	141
Service Corp. International	218	3,011
Sirius XM Radio, Inc.	7,022	20,294
Six Flags Entertainment Corp.	133	8,140
Standard Pacific Corp. †(a)	2,031	14,928
Starbucks Corp.	252	13,512
Tesla Motors, Inc. †(a)	56	1,897
Tiffany & Co. (a)	39	2,236
Time Warner Cable, Inc.	305	29,643
Time Warner, Inc.	682	32,620
TJX Cos., Inc.	768	32,602
Tractor Supply Co.	49	4,330
Tupperware Brands Corp.	43	2,756
Ulta Salon Cosmetics & Fragrance, Inc. (a)	50	4,913
Under Armour, Inc., Class A †(a)	82	3,979
VF Corp.	51	7,699
Viacom, Inc., Class B	118	6,223
Walt Disney Co./The	1,400	69,706
Weight Watchers International, Inc. (a)	51	2,670
Whirlpool Corp.	212	21,571
Wolverine World Wide, Inc. (a)	151	6,188
Wyndham Worldwide Corp.	277	14,739
Wynn Resorts Ltd.	37	4,162
Yum! Brands, Inc.	243	16,135

		1,065,676

Consumer Staples - 5.9%
Altria Group, Inc.	155	4,870
Brown-Forman Corp., Class B	66	4,174
Casey’s General Stores, Inc. (a)	44	2,336
Church & Dwight Co., Inc. (a)	85	4,553
Coca-Cola Co./The	102	3,698
Colgate-Palmolive Co.	155	16,204
ConAgra Foods, Inc.	182	5,369
Costco Wholesale Corp.	147	14,519
CVS Caremark Corp.	518	25,045
Estee Lauder Cos., Inc./The, Class A	151	9,039
Flowers Foods, Inc. (a)	102	2,374
General Mills, Inc.	150	6,062
Green Mountain Coffee Roasters, Inc. †(a)	84	3,474
Herbalife Ltd. (Cayman Islands)(a)	71	2,339
Hershey Co./The	95	6,861
HJ Heinz Co.	50	2,884
Hormel Foods Corp. (a)	136	4,245
JM Smucker Co./The	55	4,743
Kimberly-Clark Corp.	194	16,379
Kroger Co./The	86	2,238
Lorillard, Inc.	61	7,117
Mead Johnson Nutrition Co.	82	5,403
Mondelez International, Inc., Class A	535	13,626
Monster Beverage Corp. †	364	19,248
Nu Skin Enterprises, Inc., Class A (a)	58	2,149
Philip Morris International, Inc.	381	31,867
Pricesmart, Inc. (a)	39	3,005
Reynolds American, Inc.	232	9,612

The accompanying notes are an integral part of these financial statements.	(Continued)

104	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR TAX-MANAGED MOMENTUM FUND

	SHARES	VALUE (Note 2)
Consumer Staples - 5.9% (continued)
Smithfield Foods, Inc. †	116	$2,502
TreeHouse Foods, Inc. †	39	2,033
Tyson Foods, Inc., Class A	192	3,725
Wal-Mart Stores, Inc.	1,467	100,093
Whole Foods Market, Inc.	135	12,330

		354,116

Energy - 3.7%
Anadarko Petroleum Corp.	60	4,459
Apco Oil and Gas International, Inc.	32	394
Cabot Oil & Gas Corp.	130	6,466
CARBO Ceramics, Inc.	17	1,332
Chesapeake Energy Corp.	102	1,695
Chevron Corp.	66	7,137
Cobalt International Energy, Inc. †(a)	967	23,750
ConocoPhillips	135	7,829
Dresser-Rand Group, Inc. †(a)	42	2,358
EOG Resources, Inc.	141	17,031
EQT Corp.	82	4,836
FMC Technologies, Inc. †	64	2,741
Golar LNG Ltd. (Bermuda) (a)	71	2,611
Helix Energy Solutions Group, Inc. †	146	3,013
HollyFrontier Corp.	81	3,771
Key Energy Services, Inc. †	134	931
Kinder Morgan, Inc.	785	27,734
Kodiak Oil & Gas Corp. †(a)	1,503	13,302
Marathon Oil Corp.	178	5,458
Marathon Petroleum Corp.	398	25,074
Noble Energy, Inc.	23	2,340
Oasis Petroleum, Inc. †	30	954
Oceaneering International, Inc.	67	3,604
Range Resources Corp. (a)	84	5,278
Rosetta Resources, Inc. †	40	1,814
Seadrill Ltd. (Norway)	368	13,542
SM Energy Co.	42	2,193
Spectra Energy Corp.	227	6,215
Tesoro Corp.	112	4,934
Valero Energy Corp.	295	10,065
Williams Cos., Inc./The	269	8,807
World Fuel Services Corp. (a)	52	2,141

		223,809

Financials - 14.0%
American Campus Communities, Inc. REIT	63	2,906
American Express Co.	240	13,795
American Financial Group, Inc.	68	2,687
American International Group, Inc. †	1,511	53,338
American Tower Corp. REIT	358	27,663
Arch Capital Group Ltd. (Bermuda) †(a)	86	3,786
AvalonBay Communities, Inc. REIT	37	5,017
Bank of America Corp.	8,568	99,389
BB&T Corp.	375	10,916
Boston Properties, Inc. REIT	39	4,127
BRE Properties, Inc. REIT (a)	50	2,542
Capital One Financial Corp.	522	30,239
Chubb Corp./The	190	14,311
Citigroup, Inc.	1,449	57,322
Digital Realty Trust, Inc. REIT (a)	55	3,734

	SHARES	VALUE (Note 2)
Financials - 14.0% (continued)
Discover Financial Services	505	$19,468
Equity Lifestyle Properties, Inc. REIT	31	2,086
Erie Indemnity Co., Class A (a)	32	2,215
Essex Property Trust, Inc. REIT (a)	22	3,226
Extra Space Storage, Inc. REIT	110	4,003
Federal Realty Investment Trust REIT (a)	34	3,537
Fidelity National Financial, Inc., Class A	146	3,438
General Growth Properties, Inc. REIT	1,377	27,333
Goldman Sachs Group, Inc./The	413	52,682
HCP, Inc. REIT	443	20,015
Health Care REIT, Inc. REIT	462	28,316
JPMorgan Chase & Co.	1,985	87,280
Marsh & McLennan Cos., Inc.	196	6,756
Moody’s Corp. (a)	113	5,686
Ocwen Financial Corp. †	242	8,371
ProAssurance Corp.	66	2,785
Prologis, Inc. REIT	69	2,518
Public Storage REIT	117	16,960
Rayonier, Inc. REIT	72	3,732
Regions Financial Corp.	1,356	9,655
Signature Bank†(a)	40	2,854
Simon Property Group, Inc. REIT	219	34,622
Tanger Factory Outlet Centers REIT(a)	72	2,462
Taubman Centers, Inc. REIT	42	3,306
US Bancorp	1,669	53,308
Ventas, Inc. REIT	229	14,821
Wells Fargo & Co.	2,702	92,354
WR Berkley Corp. (a)	97	3,661

		849,222

Health Care - 9.9%
Abbott Laboratories	447	29,278
Accretive Health, Inc. †(a)	106	1,225
Aetna, Inc.	150	6,945
Alexion Pharmaceuticals, Inc. †	280	26,267
Allergan, Inc.	105	9,632
AmerisourceBergen Corp.	46	1,986
Amgen, Inc.	558	48,167
Arena Pharmaceuticals, Inc. †	1,025	9,245
athenahealth, Inc. †(a)	42	3,085
Biogen Idec, Inc. †	167	24,494
BioMarin Pharmaceutical, Inc. †	82	4,038
Bristol-Myers Squibb Co.	165	5,377
Cardinal Health, Inc.	99	4,077
Catamaran Corp. †(a)	175	8,244
Celgene Corp. †	205	16,138
Cepheid, Inc. †(a)	65	2,198
Cerner Corp. †	78	6,056
Cigna Corp.	80	4,277
Cubist Pharmaceuticals, Inc. †(a)	74	3,112
Eli Lilly & Co.	601	29,641
Express Scripts Holding Co. †	474	25,596
Gilead Sciences, Inc. †	668	49,065
HCA Holdings, Inc.	382	11,525
Humana, Inc.	72	4,941
Intuitive Surgical, Inc. †	26	12,750
Jazz Pharmaceuticals PLC (Ireland) †(a)	22	1,170
Johnson & Johnson	76	5,328

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	105

Schedule of Investments	December 31, 2012

AQR TAX-MANAGED MOMENTUM FUND

	SHARES	VALUE (Note 2)
Health Care - 9.9% (continued)
McKesson Corp.	63	$6,108
Medivation, Inc. †(a)	360	18,418
Merck & Co., Inc.	951	38,934
Omnicare, Inc. (a)	90	3,249
Onyx Pharmaceuticals, Inc. †(a)	115	8,686
Perrigo Co. (a)	47	4,889
Pfizer, Inc.	3,371	84,545
Pharmacyclics, Inc. †	404	23,392
Regeneron Pharmaceuticals, Inc. †(a)	147	25,147
Thoratec Corp. †	57	2,139
UnitedHealth Group, Inc.	330	17,899
Watson Pharmaceuticals, Inc. †	45	3,870
WellCare Health Plans, Inc. †(a)	53	2,581
WellPoint, Inc.	89	5,422

		599,136

Industrials - 7.1%
A. O. Smith Corp. (a)	349	22,011
Chart Industries, Inc. †(a)	99	6,600
CLARCOR, Inc. (a)	41	1,959
Clean Harbors, Inc. †(a)	45	2,475
Copart, Inc. †	106	3,127
Delta Air Lines, Inc. †	1,583	18,790
Donaldson Co., Inc.	84	2,759
Fastenal Co. (a)	131	6,116
Fortune Brands Home & Security, Inc. †	539	15,750
Gardner Denver, Inc.	25	1,712
Generac Holdings, Inc.	139	4,769
General Electric Co.	5,273	110,680
Genesee & Wyoming, Inc., Class A †(a)	34	2,587
Hexcel Corp. †(a)	109	2,939
Iron Mountain, Inc.	125	3,881
Kansas City Southern (a)	58	4,842
Kirby Corp. †(a)	47	2,909
Lincoln Electric Holdings, Inc.	63	3,067
Lockheed Martin Corp.	39	3,599
Norfolk Southern Corp.	121	7,483
Old Dominion Freight Line, Inc. †(a)	84	2,880
Polypore International, Inc. †(a)	35	1,627
Precision Castparts Corp.	33	6,251
Rollins, Inc.	105	2,314
Ryder System, Inc. (a)	25	1,248
Teledyne Technologies, Inc. †(a)	41	2,668
Towers Watson & Co., Class A	39	2,192
TransDigm Group, Inc.	32	4,364
Triumph Group, Inc. (a)	44	2,873
Union Pacific Corp.	285	35,830
United Parcel Service, Inc., Class B	166	12,239
United Rentals, Inc. †(a)	336	15,295
US Airways Group, Inc. †(a)	359	4,847
USG Corp. †(a)	586	16,449
Verisk Analytics, Inc., Class A†	332	16,932
Wabtec Corp.	40	3,502
Waste Connections, Inc. (a)	76	2,568
WESCO International, Inc. †(a)	423	28,523
WW Grainger, Inc. (a)	195	39,462

		430,119

	SHARES	VALUE (Note 2)
Information Technology - 13.9%
3D Systems Corp. †(a)	257	$13,711
Alliance Data Systems Corp. †(a)	33	4,777
AOL, Inc. †(a)	358	10,600
Apple, Inc.	681	362,993
Automatic Data Processing, Inc.	159	9,065
Cadence Design Systems, Inc. †	264	3,567
Cisco Systems, Inc.	802	15,759
CommVault Systems, Inc. †(a)	40	2,788
Dell, Inc.	606	6,139
eBay, Inc. †	1,230	62,755
Electronic Arts, Inc. †	216	3,138
Equinix, Inc. †	74	15,259
Fortinet, Inc. †	124	2,613
Fusion-io, Inc. †(a)	135	3,096
Google, Inc., Class A†	57	40,434
IAC/InterActiveCorp	82	3,879
Intel Corp.	648	13,368
International Business Machines Corp.	24	4,597
Intuit, Inc.	74	4,403
IPG Photonics Corp. (a)	43	2,866
Jack Henry & Associates, Inc.	62	2,434
KLA-Tencor Corp.	80	3,821
LinkedIn Corp., Class A †	114	13,089
Mastercard, Inc., Class A	58	28,494
Microsoft Corp.	300	8,019
Molex, Inc.	79	2,159
Motorola Solutions, Inc.	138	7,684
NCR Corp. †	290	7,389
NetSuite, Inc. †(a)	72	4,846
NeuStar, Inc., Class A†	69	2,893
Nuance Communications, Inc. †(a)	155	3,460
Oracle Corp.	1,453	48,414
QUALCOMM, Inc.	171	10,605
Rackspace Hosting, Inc. †(a)	82	6,090
SolarWinds, Inc. †(a)	98	5,140
Teradata Corp. †	80	4,951
TIBCO Software, Inc. †	93	2,047
Total System Services, Inc.	143	3,063
Ultimate Software Group, Inc. †(a)	25	2,360
Universal Display Corp. †	41	1,050
VeriFone Systems, Inc. †	48	1,425
Visa, Inc., Class A	446	67,605
VMware, Inc., Class A†(a)	140	13,180
Xilinx, Inc.	97	3,482

		839,507

Materials - 1.6%
Airgas, Inc.	30	2,739
Allied Nevada Gold Corp. †(a)	73	2,200
Carpenter Technology Corp. (a)	51	2,633
Celanese Corp., Series A(a)	24	1,069
CF Industries Holdings, Inc.	82	16,659
Ecolab, Inc.	65	4,674
Molycorp, Inc. †(a)	35	330
Monsanto Co.	313	29,625
NewMarket Corp. (a)	14	3,671
Newmont Mining Corp.	60	2,786
Praxair, Inc.	34	3,721

The accompanying notes are an integral part of these financial statements.	(Continued)

106	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR TAX-MANAGED MOMENTUM FUND

	SHARES	VALUE (Note 2)
Materials - 1.6% (continued)
Royal Gold, Inc.	48	$3,903
Sherwin-Williams Co./The	116	17,843
WR Grace & Co. †	48	3,227

		95,080

Telecommunication Services - 2.3%
AT&T, Inc.	2,011	67,791
Crown Castle International Corp. †	254	18,329
Level 3 Communications, Inc. †(a)	128	2,958
Verizon Communications, Inc.	1,160	50,193

		139,271

Utilities - 1.8%
AGL Resources, Inc.	62	2,478
Ameren Corp.	110	3,379
American Electric Power Co., Inc.	130	5,548
American Water Works Co., Inc.	122	4,530
Calpine Corp. †	225	4,079
CenterPoint Energy, Inc.	247	4,755
Cleco Corp. (a)	70	2,801
CMS Energy Corp.	150	3,657
Consolidated Edison, Inc.	120	6,665
Dominion Resources, Inc.	205	10,619
DTE Energy Co.	87	5,224
FirstEnergy Corp.	177	7,391
ITC Holdings Corp.	37	2,846
NextEra Energy, Inc.	56	3,875
NiSource, Inc.	195	4,854
OGE Energy Corp.	61	3,435
ONEOK, Inc.	108	4,617
Pinnacle West Capital Corp.	73	3,722
Portland General Electric Co.	98	2,681
PPL Corp.	242	6,928
Questar Corp. (a)	122	2,411
UIL Holdings Corp. (a)	72	2,578
WGL Holdings, Inc. (a)	68	2,665
Wisconsin Energy Corp.	89	3,280
Xcel Energy, Inc.	158	4,220

		109,238

TOTAL COMMON STOCKS (cost $4,416,533)		4,705,174

EXCHANGE-TRADED FUNDS - 1.5%	SHARES	VALUE (Note 2)
SPDR S&P 500 ETF Trust (cost $89,314)	643	$91,641

MONEY MARKET FUNDS - 1.3%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2)(b) (cost $80,570)	80,570	80,570

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 8.4%
J.P. Morgan Prime Money Market Fund -
Capital Shares, 0.120% (2)(b)(c) (cost $506,866)	506,866	506,866

TOTAL INVESTMENTS - 89.0% (cost $5,093,283)		5,384,251

OTHER ASSETS IN EXCESS OF LIABILITIES - 11.0%		666,578

NET ASSETS - 100.0%		$6,050,829

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $506,928; cash collateral of $506,866 was received with which the Fund purchased a money market fund.
(b)	Represents annualized seven-day yield as of December 31, 2012.
(c)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2) Level 2 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	107

Schedule of Investments	December 31, 2012

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

COMMON STOCKS - 97.9%	SHARES	VALUE (Note 2)
Consumer Discretionary - 16.9%
AFC Enterprises, Inc. †	273	$7,133
American Public Education, Inc. †(a)	58	2,094
America’s Car-Mart, Inc. †(a)	61	2,472
Ameristar Casinos, Inc. (a)	118	3,096
ANN, Inc. †	284	9,611
Arctic Cat, Inc. †(a)	166	5,543
Asbury Automotive Group, Inc. †	376	12,043
Ascent Capital Group, Inc., Class A†	63	3,902
Barnes & Noble, Inc. †(a)	101	1,524
Beazer Homes USA, Inc. †	314	5,303
bebe stores, inc. (a)	410	1,636
Belo Corp., Class A	816	6,259
BJ’s Restaurants, Inc. †(a)	57	1,875
Black Diamond, Inc. †	382	3,132
Bob Evans Farms, Inc.	192	7,718
Bon-Ton Stores, Inc./The (a)	262	3,175
Brown Shoe Co., Inc.	531	9,754
Brunswick Corp. (a)	116	3,374
Buffalo Wild Wings, Inc. †(a)	66	4,806
Cabela’s, Inc. †(a)	102	4,259
Caribou Coffee Co., Inc. †	143	2,315
Children’s Place Retail Stores, Inc./The †	73	3,233
Churchill Downs, Inc. (a)	75	4,984
Coinstar, Inc. †(a)	52	2,705
Conn’s, Inc. †(a)	363	11,137
Cooper Tire & Rubber Co.	371	9,409
Core-Mark Holding Co., Inc.	49	2,320
Cracker Barrel Old Country Store, Inc.	222	14,266
CSS Industries, Inc. (a)	91	1,992
Delta Apparel, Inc. †(a)	110	1,538
DineEquity, Inc. †(a)	99	6,633
Domino’s Pizza, Inc.	176	7,665
Dorman Products, Inc.	216	7,633
Drew Industries, Inc.	70	2,258
Einstein Noah Restaurant Group, Inc. (a)	90	1,099
Ethan Allen Interiors, Inc. (a)	121	3,111
Fiesta Restaurant Group, Inc. †	173	2,650
Fifth & Pacific Cos., Inc. †	902	11,230
Finish Line, Inc./The, Class A (a)	238	4,505
Fisher Communications, Inc.	68	1,835
Francesca’s Holdings Corp. †(a)	220	5,711
Genesco, Inc. †(a)	38	2,090
Gentherm, Inc. †(a)	157	2,088
G-III Apparel Group Ltd. †	239	8,181
Grand Canyon Education, Inc. †	268	6,290
Group 1 Automotive, Inc. (a)	93	5,765
Helen of Troy Ltd. (Bermuda) †(a)	96	3,205
Hibbett Sports, Inc. †(a)	172	9,064
Hillenbrand, Inc.	64	1,447
Hot Topic, Inc. (a)	342	3,300
Hovnanian Enterprises, Inc., Class A †(a)	1,709	11,963
iRobot Corp. †(a)	130	2,436
Johnson Outdoors, Inc., Class A †(a)	84	1,673
Jos. A. Bank Clothiers, Inc. †(a)	118	5,024
K12, Inc. †	78	1,594
KB Home	685	10,823
Kona Grill, Inc. †	165	1,431

	SHARES	VALUE (Note 2)
Consumer Discretionary - 16.9% (continued)
Krispy Kreme Doughnuts, Inc. †(a)	235	$2,204
La-Z-Boy, Inc.	430	6,085
LeapFrog Enterprises, Inc. †(a)	701	6,050
LIN TV Corp., Class A †(a)	714	5,376
Lions Gate Entertainment Corp. †(a)	298	4,887
Lithia Motors, Inc., Class A (a)	269	10,066
Lumber Liquidators Holdings, Inc. †(a)	305	16,113
M/I Homes, Inc. †	386	10,229
Marriott Vacations Worldwide Corp. †	294	12,251
Martha Stewart Living Omnimedia, Class A †	226	554
McClatchy Co./The, Class A †(a)	1,026	3,355
MDC Holdings, Inc.	331	12,168
Men’s Wearhouse, Inc./The (a)	77	2,399
Meritage Homes Corp. †(a)	248	9,263
Monro Muffler Brake, Inc. (a)	114	3,987
Movado Group, Inc.	246	7,547
Multimedia Games Holding Co., Inc. †	490	7,208
NACCO Industries, Inc., Class A	143	8,679
New York Times Co./The, Class A †	552	4,709
Nexstar Broadcasting Group, Inc., Class A †	220	2,330
OfficeMax, Inc.	853	8,325
Oxford Industries, Inc. (a)	75	3,477
Papa John’s International, Inc. †	112	6,153
Penske Automotive Group, Inc. (a)	131	3,942
Pier 1 Imports, Inc. (a)	221	4,420
Pool Corp.	199	8,422
Red Robin Gourmet Burgers, Inc. †(a)	87	3,070
Ryland Group, Inc./The (a)	377	13,761
Saga Communications, Inc., Class A	37	1,721
Select Comfort Corp. †(a)	608	15,911
Sinclair Broadcast Group, Inc., Class A	335	4,228
Skechers U.S.A., Inc., Class A †(a)	234	4,329
Smith & Wesson Holding Corp. †(a)	1,136	9,588
Sonic Automotive, Inc., Class A	237	4,951
Stage Stores, Inc.	411	10,185
Standard Motor Products, Inc. (a)	126	2,800
Standard Pacific Corp. †	722	5,307
Steinway Musical Instruments, Inc. †	94	1,988
Steven Madden Ltd. †(a)	109	4,607
Sturm, Ruger & Co., Inc. (a)	220	9,988
Systemax, Inc.	145	1,399
Thor Industries, Inc.	327	12,240
Town Sports International Holdings, Inc.	240	2,556
True Religion Apparel, Inc.	123	3,127
Vitamin Shoppe, Inc. †	232	13,308
Winmark Corp. (a)	35	1,995
Zale Corp. †	736	3,025

		583,595

Consumer Staples - 4.1%
Andersons, Inc./The (a)	86	3,689
B&G Foods, Inc. (a)	336	9,512
Boston Beer Co., Inc./The, Class A †(a)	72	9,680
Calavo Growers, Inc.	67	1,689
Cal-Maine Foods, Inc.	101	4,062
Coca-Cola Bottling Co. Consolidated	37	2,460
Dean Foods Co. †	222	3,665

The accompanying notes are an integral part of these financial statements.	(Continued)

108	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Consumer Staples - 4.1% (continued)
Elizabeth Arden, Inc. †(a)	131	$5,896
Fresh Del Monte Produce, Inc. (a)	157	4,137
Hain Celestial Group, Inc./The †(a)	80	4,338
Harbinger Group, Inc. †	1,228	9,443
J&J Snack Foods Corp.	84	5,371
Lancaster Colony Corp. (a)	40	2,768
Lifevantage Corp. †(a)	1,587	3,476
Medifast, Inc. †	203	5,357
National Beverage Corp. (a)	207	3,020
Omega Protein Corp. †(a)	138	845
Pizza Inn Holdings, Inc. †(a)	228	780
Prestige Brands Holdings, Inc. †	333	6,670
Reed’s, Inc. †	1,017	5,807
Revlon, Inc., Class A†	233	3,378
Rite Aid Corp. †(a)	2,521	3,429
Sanderson Farms, Inc.	65	3,091
Smart Balance, Inc. †(a)	415	5,353
Snyders-Lance, Inc.	152	3,665
Spartan Stores, Inc.	107	1,643
Spectrum Brands Holdings, Inc.	123	5,526
Star Scientific, Inc. †(a)	1,901	5,095
Susser Holdings Corp. †	195	6,726
Universal Corp. (a)	72	3,594
WD-40 Co.	78	3,675
Weis Markets, Inc.	80	3,134

		140,974

Energy - 3.4%
Alon USA Energy, Inc.	292	5,282
Bristow Group, Inc.	51	2,737
Cheniere Energy, Inc. †(a)	188	3,531
Crosstex Energy, Inc.	243	3,485
Dawson Geophysical Co. †	42	1,108
Delek US Holdings, Inc.	505	12,787
Enbridge Energy Management LLC†	106	3,062
EPL Oil & Gas, Inc. †(a)	282	6,359
Evolution Petroleum Corp. †	187	1,520
Exterran Holdings, Inc. †	289	6,335
Geospace Technologies Corp. †	69	6,132
Goodrich Petroleum Corp. †	71	662
Gulf Island Fabrication, Inc.	61	1,466
Halcon Resources Corp. †	1,666	11,529
Hercules Offshore, Inc. †(a)	631	3,899
Hornbeck Offshore Services, Inc. †	60	2,060
Kodiak Oil & Gas Corp. †	259	2,292
Panhandle Oil and Gas, Inc., Class A	65	1,835
PHI, Inc. †	89	2,981
Rentech, Inc.	1,324	3,482
REX American Resources Corp. †	79	1,524
Rex Energy Corp. †(a)	251	3,268
RigNet, Inc. †	88	1,798
SemGroup Corp., Class A †	244	9,535
Ship Finance International Ltd. (Bermuda)	459	7,633
TGC Industries, Inc.	573	4,693
Western Refining, Inc. (a)	170	4,792

		115,787

	SHARES	VALUE (Note 2)
Financials - 23.6%
1st Source Corp.	130	$2,872
Acadia Realty Trust REIT (a)	188	4,715
Alexander & Baldwin, Inc. †	121	3,554
American Assets Trust, Inc. REIT	329	9,189
AMERISAFE, Inc. †	115	3,134
Amtrust Financial Services, Inc. (a)	180	5,164
Associated Estates Realty Corp. REIT	200	3,224
Bank of Kentucky Financial Corp. (a)	70	1,731
Bank of Marin Bancorp	56	2,098
Bank of the Ozarks, Inc.	413	13,823
Banner Corp. (a)	212	6,515
BBCN Bancorp, Inc. (a)	497	5,750
BofI Holding, Inc. †	111	3,094
Boston Private Financial Holdings, Inc. (a)	425	3,829
Brandywine Realty Trust REIT	912	11,117
Bridge Capital Holdings †(a)	96	1,494
Bryn Mawr Bank Corp. (a)	114	2,539
Cash America International, Inc. (a)	26	1,031
Cedar Realty Trust, Inc. REIT (a)	989	5,222
Center Bancorp, Inc.	140	1,621
Chesapeake Lodging Trust REIT	157	3,278
Citizens & Northern Corp.	103	1,947
Citizens, Inc. †	264	2,917
CNO Financial Group, Inc. (a)	725	6,764
Cohen & Steers, Inc. (a)	106	3,230
Colonial Properties Trust REIT (a)	532	11,369
Community Bank System, Inc. (a)	218	5,965
Community Trust Bancorp, Inc. (a)	85	2,786
Coresite Realty Corp. REIT (a)	334	9,238
Crawford & Co., Class B	345	2,753
CubeSmart REIT (a)	892	12,996
CVB Financial Corp. (a)	482	5,013
DCT Industrial Trust, Inc. REIT (a)	1,582	10,267
DFC Global Corp. †(a)	70	1,296
DuPont Fabros Technology, Inc. REIT (a)	276	6,668
Eagle Bancorp, Inc. †(a)	112	2,237
EastGroup Properties, Inc. REIT	204	10,977
Education Realty Trust, Inc. REIT	966	10,278
eHealth, Inc. †(a)	111	3,050
Employers Holdings, Inc.	119	2,449
Enstar Group Ltd. (Bermuda) †	55	6,159
Enterprise Financial Services Corp.	163	2,130
ESB Financial Corp.	126	1,748
Excel Trust, Inc. REIT (a)	195	2,471
Ezcorp, Inc., Class A †	144	2,860
FBL Financial Group, Inc., Class A	141	4,824
Federal Agricultural Mortgage Corp., Class C	183	5,948
FelCor Lodging Trust, Inc. REIT †	1,903	8,887
Fidus Investment Corp.	392	6,448
First Busey Corp. (a)	512	2,381
First Cash Financial Services, Inc. †(a)	128	6,351
First Defiance Financial Corp.	120	2,303
First Financial Corp.	67	2,026
First Industrial Realty Trust, Inc. REIT †	954	13,432
First Interstate Bancsystem, Inc.	302	4,660
FirstMerit Corp. (a)	330	4,683
Flagstar Bancorp, Inc. †(a)	387	7,508

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	109

Schedule of Investments	December 31, 2012

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Financials - 23.6% (continued)
FNB Corp.	528	$5,607
Fox Chase Bancorp, Inc.	146	2,431
FXCM, Inc., Class A	276	2,779
Gladstone Investment Corp.	220	1,531
Glimcher Realty Trust REIT	692	7,674
Golub Capital BDC, Inc.	236	3,771
Gyrodyne Co. of America, Inc. REIT (a)	84	6,053
Heritage Commerce Corp. †	261	1,822
HFF, Inc., Class A (a)	152	2,265
Home BancShares, Inc. (a)	287	9,477
Homeowners Choice, Inc. (a)	337	7,006
Hudson Pacific Properties, Inc. REIT (a)	472	9,940
Hudson Valley Holding Corp.	85	1,323
International Bancshares Corp. (a)	362	6,534
Investors Bancorp, Inc.	291	5,174
Kearny Financial Corp.	178	1,736
Kemper Corp.	236	6,962
Ladenburg Thalmann Financial Services, Inc. †	1,019	1,427
Lakeland Financial Corp.	116	2,997
LTC Properties, Inc. REIT	138	4,856
Maiden Holdings Ltd. (Bermuda)	347	3,189
Main Street Capital Corp.	317	9,672
MarketAxess Holdings, Inc.	166	5,860
MB Financial, Inc.	97	1,916
MBIA, Inc. †(a)	175	1,374
Meadowbrook Insurance Group, Inc. (a)	279	1,613
Medallion Financial Corp.	191	2,242
Medley Capital Corp. (a)	502	7,309
Mercantile Bank Corp. (a)	192	3,168
National Financial Partners Corp. †(a)	188	3,222
National Interstate Corp. (a)	96	2,767
National Penn Bancshares, Inc.	862	8,034
Nelnet, Inc., Class A	74	2,204
Netspend Holdings, Inc. †(a)	582	6,879
New Mountain Finance Corp.	636	9,476
NewStar Financial, Inc. †	175	2,452
Nicholas Financial, Inc.	81	1,004
Old National Bancorp (a)	280	3,324
OmniAmerican Bancorp, Inc. †	247	5,713
One Liberty Properties, Inc. REIT	127	2,577
OneBeacon Insurance Group Ltd., Class A	661	9,188
Oritani Financial Corp.	260	3,983
PacWest Bancorp (a)	303	7,508
Pebblebrook Hotel Trust REIT	276	6,376
Pennsylvania Real Estate Investment Trust REIT (a)	803	14,165
Pinnacle Financial Partners, Inc. †	181	3,410
Platinum Underwriters Holdings Ltd. (Bermuda)	224	10,304
Portfolio Recovery Associates, Inc. †(a)	112	11,968
Primerica, Inc.	324	9,723
PrivateBancorp, Inc.	381	5,837
Prospect Capital Corp.	806	8,761
PS Business Parks, Inc. REIT	143	9,292
Radian Group, Inc.	1,791	10,943
RAIT Financial Trust REIT	853	4,819

	SHARES	VALUE (Note 2)
Financials - 23.6% (continued)
Ramco-Gershenson Properties Trust REIT	567	$7,547
Retail Opportunity Investments Corp. REIT (a)	228	2,932
Rockville Financial, Inc.	241	3,109
Sabra Health Care REIT, Inc. REIT	393	8,536
Seacoast Banking Corp of Florida †	696	1,121
Security National Financial Corp., Class A †	321	2,818
Selective Insurance Group, Inc.	103	1,985
Sovran Self Storage, Inc. REIT	310	19,251
STAG Industrial, Inc. REIT	942	16,928
Stewart Information Services Corp. (a)	227	5,902
Strategic Hotels & Resorts, Inc. REIT †	1,142	7,309
Sun Communities, Inc. REIT (a)	184	7,340
Sunstone Hotel Investors, Inc. REIT †	1,678	17,971
Susquehanna Bancshares, Inc.	548	5,743
SWS Group, Inc. †	203	1,074
Symetra Financial Corp.	262	3,401
Synovus Financial Corp. (a)	4,766	11,677
Taylor Capital Group, Inc. †	206	3,718
Territorial Bancorp, Inc.	211	4,821
Texas Capital Bancshares, Inc. †(a)	258	11,564
THL Credit, Inc.	294	4,348
Triangle Capital Corp.	324	8,259
Trustmark Corp. (a)	208	4,672
UMB Financial Corp. (a)	34	1,491
Umpqua Holdings Corp.	478	5,636
United Bankshares, Inc. (a)	73	1,775
United Financial Bancorp, Inc. (a)	122	1,918
Universal Health Realty Income Trust REIT	73	3,695
ViewPoint Financial Group, Inc.	201	4,209
Virginia Commerce Bancorp, Inc. †	236	2,112
Virtus Investment Partners, Inc. †(a)	95	11,489
Walker & Dunlop, Inc. †(a)	107	1,783
Walter Investment Management Corp. †	74	3,183
Washington Trust Bancorp, Inc.	110	2,894
Webster Financial Corp. (a)	223	4,583
WesBanco, Inc. (a)	152	3,377
West Bancorporation, Inc.	175	1,887
Western Alliance Bancorp †(a)	525	5,528
WisdomTree Investments, Inc. †	468	2,864
World Acceptance Corp. †(a)	66	4,921
Zillow, Inc., Class A †(a)	200	5,550

		814,571

Health Care - 16.6%
Abaxis, Inc.	78	2,894
ABIOMED, Inc. †(a)	235	3,163
Acadia Healthcare Co., Inc. †(a)	338	7,886
ACADIA Pharmaceuticals, Inc. †	1,474	6,854
Achillion Pharmaceuticals, Inc. †(a)	345	2,767
Acorda Therapeutics, Inc. †(a)	61	1,516
Acura Pharmaceuticals, Inc. †(a)	437	970
Aegerion Pharmaceuticals, Inc. †	138	3,504
Affymax, Inc. †	662	12,578
Air Methods Corp. (a)	312	11,510
Akorn, Inc. †(a)	663	8,858
Align Technology, Inc. †(a)	105	2,914
Alkermes PLC (Ireland)†(a)	155	2,871

The accompanying notes are an integral part of these financial statements.	(Continued)

110	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Health Care - 16.6% (continued)
Alnylam Pharmaceuticals, Inc. †	394	$7,190
AMN Healthcare Services, Inc. †	443	5,117
Amsurg Corp. †(a)	151	4,531
Analogic Corp.	62	4,607
Anika Therapeutics, Inc. †	394	3,916
Antares Pharma, Inc. †(a)	931	3,547
Apricus Biosciences, Inc. †(a)	249	495
Arena Pharmaceuticals, Inc. †	540	4,871
Ariad Pharmaceuticals, Inc. †(a)	298	5,716
Array BioPharma, Inc. †	1,518	5,647
Atrion Corp.	11	2,156
BioDelivery Sciences International, Inc. †	978	4,215
Biolase, Inc. †(a)	388	718
Bio-Reference Labs, Inc. †(a)	414	11,878
BioScrip, Inc. †(a)	379	4,082
Cambrex Corp. †	263	2,993
Cantel Medical Corp.	280	8,324
Capital Senior Living Corp. †	432	8,074
Celldex Therapeutics, Inc. †	715	4,798
Celsion Corp. †(a)	1,235	10,115
Centene Corp. †(a)	61	2,501
Cerus Corp. †	1,221	3,858
Conceptus, Inc. †	306	6,429
Curis, Inc. †	447	1,533
Cyberonics, Inc. †	240	12,607
Cynosure, Inc., Class A †	245	5,907
DexCom, Inc. †	511	6,955
Dynavax Technologies Corp. †	1,432	4,095
Echo Therapeutics, Inc. †	488	508
Endologix, Inc. †(a)	490	6,978
Exact Sciences Corp. †	307	3,251
ExamWorks Group, Inc. †(a)	253	3,539
Exelixis, Inc. †(a)	177	809
Furiex Pharmaceuticals, Inc. †	216	4,160
GenMark Diagnostics, Inc. †	694	6,246
Genomic Health, Inc. †	224	6,106
Gentiva Health Services, Inc. †(a)	402	4,040
GTx, Inc. †(a)	394	1,655
Halozyme Therapeutics, Inc. †(a)	449	3,013
Hanger, Inc. †(a)	261	7,141
HealthStream, Inc. †(a)	255	6,199
HeartWare International, Inc. †	87	7,304
Hi-Tech Pharmacal Co., Inc. (a)	77	2,693
ICU Medical, Inc. †(a)	136	8,286
Idenix Pharmaceuticals, Inc. †(a)	334	1,620
Immunogen, Inc. †(a)	127	1,619
Infinity Pharmaceuticals, Inc. †	341	11,935
Insulet Corp. †(a)	205	4,350
InterMune, Inc. †	139	1,347
IPC The Hospitalist Co., Inc. †	27	1,072
Isis Pharmaceuticals, Inc. †(a)	610	6,381
Jazz Pharmaceuticals PLC (Ireland) †(a)	72	3,830
Lexicon Pharmaceuticals, Inc. †(a)	4,198	9,320
Ligand Pharmaceuticals, Inc., Class B †	179	3,712
Luminex Corp. †	195	3,268
Magellan Health Services, Inc. †	46	2,254
MedAssets, Inc. †	339	5,685

	SHARES	VALUE (Note 2)
Health Care - 16.6% (continued)
Medicines Co./The †	371	$8,893
Medidata Solutions, Inc. †	149	5,839
Medivation, Inc. †	144	7,367
Merge Healthcare, Inc. †(a)	546	1,349
Merit Medical Systems, Inc. †	161	2,238
Momenta Pharmaceuticals, Inc. †(a)	100	1,178
MWI Veterinary Supply, Inc. †(a)	55	6,050
Nanosphere, Inc. †	1,470	4,234
Navidea Biopharmaceuticals, Inc. †(a)	438	1,240
Nektar Therapeutics †(a)	1,048	7,766
NPS Pharmaceuticals, Inc. †(a)	1,089	9,910
Omeros Corp. †(a)	747	3,877
Omnicell, Inc. †	188	2,796
Oncothyreon, Inc. †(a)	759	1,457
OPKO Health, Inc. †(a)	445	2,140
Optimer Pharmaceuticals, Inc. †	216	1,955
OraSure Technologies, Inc. †	284	2,039
Orexigen Therapeutics, Inc. †(a)	1,467	7,731
Pacira Pharmaceuticals, Inc. †	552	9,643
PAREXEL International Corp. †	228	6,747
PDL BioPharma, Inc. (a)	712	5,020
Pernix Therapeutics Holdings †(a)	112	868
Pharmacyclics, Inc. †	104	6,022
Progenics Pharmaceuticals, Inc. †	866	2,581
Quidel Corp. †	203	3,790
Repros Therapeutics, Inc. †(a)	329	5,182
RTI Biologics, Inc. †(a)	511	2,182
Santarus, Inc. †	731	8,026
Sarepta Therapeutics, Inc. †(a)	330	8,514
Select Medical Holdings Corp.	1,022	9,637
Skilled Healthcare Group, Inc., Class A †	623	3,968
Solta Medical, Inc. †(a)	977	2,609
Spectranetics Corp. †(a)	286	4,224
Spectrum Pharmaceuticals, Inc. (a)	460	5,147
Staar Surgical Co. †(a)	228	1,391
Sunesis Pharmaceuticals, Inc. †	1,476	6,199
Synta Pharmaceuticals Corp. †	981	8,849
Theravance, Inc. †(a)	222	4,944
Threshold Pharmaceuticals, Inc. †(a)	1,495	6,294
Universal American Corp.	417	3,582
Vical, Inc. †	620	1,804
ViroPharma, Inc. †	338	7,693
Vivus, Inc. †(a)	199	2,671
West Pharmaceutical Services, Inc.	178	9,745
Wright Medical Group, Inc. †(a)	352	7,388
XenoPort, Inc. †	408	3,170
ZIOPHARM Oncology, Inc. †(a)	300	1,248

		570,678

Industrials - 14.1%
AAON, Inc.	131	2,734
Acacia Research Corp. †(a)	72	1,847
Advisory Board Co./The†(a)	101	4,726
Aerovironment, Inc. †	107	2,326
Aircastle Ltd.	313	3,925
Albany International Corp., Class A(a)	105	2,381
Allegiant Travel Co.	158	11,599

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	111

Schedule of Investments	December 31, 2012

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Industrials - 14.1% (continued)
Amerco, Inc. (a)	85	$10,779
American Railcar Industries, Inc. (a)	113	3,585
Apogee Enterprises, Inc.	271	6,496
Applied Industrial Technologies, Inc.	164	6,890
Argan, Inc.	130	2,340
Astec Industries, Inc. (a)	103	3,433
Astronics Corp. †	75	1,716
Astronics Corp., Class B †	11	244
AT Cross Co., Class A †	141	1,520
Avis Budget Group, Inc. †(a)	469	9,296
AZZ, Inc.	116	4,458
Barnes Group, Inc.	224	5,031
Barrett Business Services, Inc. (a)	87	3,314
Beacon Roofing Supply, Inc. †(a)	267	8,886
Brink’s Co./The	68	1,940
Builders FirstSource, Inc. †(a)	1,259	7,025
Capstone Turbine Corp. †(a)	1,193	1,062
Chart Industries, Inc. †(a)	43	2,867
Coleman Cable, Inc. (a)	177	1,641
Colfax Corp. †(a)	113	4,560
Corporate Executive Board Co./The	53	2,515
Curtiss-Wright Corp. (a)	66	2,167
Deluxe Corp. (a)	367	11,832
Douglas Dynamics, Inc. (a)	179	2,576
DXP Enterprises, Inc. †(a)	77	3,778
Dycom Industries, Inc. †	159	3,148
Echo Global Logistics, Inc. †	134	2,408
EDAC Technologies Corp. †	106	1,308
Encore Wire Corp. (a)	111	3,364
EnerSys, Inc. †	213	8,015
Exponent, Inc. †(a)	69	3,852
Forward Air Corp.	130	4,551
Franklin Covey Co. †	154	1,987
Franklin Electric Co., Inc.	101	6,279
FTI Consulting, Inc. †(a)	53	1,749
GATX Corp.	58	2,511
GenCorp, Inc. †(a)	259	2,370
Generac Holdings, Inc. (a)	415	14,239
Geo Group, Inc./The	559	15,764
Gorman-Rupp Co./The (a)	102	3,043
GP Strategies Corp. †	152	3,139
H&E Equipment Services, Inc. (a)	289	4,355
Healthcare Services Group, Inc. (a)	518	12,033
Heritage-Crystal Clean, Inc. †(a)	100	1,501
Houston Wire & Cable Co.	95	1,166
Huron Consulting Group, Inc. †(a)	102	3,436
Hyster-Yale Materials Handling, Inc.	124	6,051
ICF International, Inc. †(a)	68	1,594
InnerWorkings, Inc. †(a)	264	3,638
Intersections, Inc.	103	976
Kadant, Inc. †	59	1,564
Kaman Corp. (a)	93	3,422
Kimball International, Inc., Class B	371	4,307
Lydall, Inc. †(a)	165	2,366
Macquarie Infrastructure Co. LLC	173	7,882
Manitowoc Co., Inc./The (a)	444	6,962
MasTec, Inc. †(a)	231	5,759

	SHARES	VALUE (Note 2)
Industrials - 14.1% (continued)
Matson, Inc.	121	$2,991
McGrath RentCorp.	83	2,409
Middleby Corp. †	56	7,180
Miller Industries, Inc.	112	1,708
Mine Safety Appliances Co.	161	6,876
Mistras Group, Inc. †	236	5,827
Mueller Industries, Inc.	166	8,305
Mueller Water Products, Inc., Class A	1,356	7,607
Multi-Color Corp.	103	2,471
Navigant Consulting, Inc. †	256	2,857
NL Industries, Inc.	120	1,374
Nortek, Inc. †(a)	210	13,913
On Assignment, Inc. †	426	8,639
Patrick Industries, Inc. †	633	9,849
PMFG, Inc. †	111	1,009
Primoris Services Corp.	239	3,595
Quality Distribution, Inc. †	153	918
RBC Bearings, Inc. †(a)	66	3,305
Roadrunner Transportation Systems, Inc. †	126	2,286
Saia, Inc. †	229	5,294
SeaCube Container Leasing Ltd.	255	4,807
Simpson Manufacturing Co., Inc. (a)	89	2,918
Standex International Corp.	60	3,077
Steelcase, Inc., Class A	547	6,969
Sun Hydraulics Corp. (a)	83	2,165
Taser International, Inc. †	464	4,148
Team, Inc. †	99	3,766
Tennant Co.	62	2,725
Textainer Group Holdings Ltd.	231	7,267
Thermon Group Holdings, Inc. †(a)	117	2,636
Titan International, Inc. (a)	137	2,976
TRC Cos., Inc. †	244	1,420
Trex Co., Inc. †	201	7,483
Twin Disc, Inc.	79	1,377
United Rentals, Inc. †(a)	89	4,051
United Stationers, Inc. (a)	120	3,719
Universal Truckload Services, Inc.	73	1,332
US Airways Group, Inc. †(a)	1,336	18,036
US Ecology, Inc.	115	2,707
USG Corp. †(a)	223	6,260
Watts Water Technologies, Inc., Class A (a)	58	2,493
Werner Enterprises, Inc. (a)	267	5,786
XPO Logistics, Inc. †(a)	226	3,928

		484,687

Information Technology - 12.3%
3D Systems Corp. †(a)	89	4,748
ACI Worldwide, Inc. †(a)	147	6,422
Actuate Corp. †(a)	330	1,848
Agilysys, Inc. †	234	1,959
American Software, Inc., Class A (a)	231	1,793
AOL, Inc. †(a)	173	5,123
Arris Group, Inc. †	469	7,007
Aspen Technology, Inc. †	281	7,767
ATMI, Inc. †	113	2,359
Blackbaud, Inc.	186	4,246
Blucora, Inc. †	397	6,237
Bottomline Technologies, Inc. †(a)	106	2,797

The accompanying notes are an integral part of these financial statements.	(Continued)

112	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Information Technology - 12.3% (continued)
Brooks Automation, Inc. (a)	216	$1,739
CACI International, Inc., Class A †(a)	39	2,146
CalAmp Corp. †	349	2,904
Cardtronics, Inc. †	192	4,558
Cass Information Systems, Inc. (a)	63	2,642
CEVA, Inc. †(a)	113	1,780
Cirrus Logic, Inc. †	157	4,548
Clearfield, Inc. †	208	934
Cognex Corp.	109	4,013
Coherent, Inc.	68	3,442
CommVault Systems, Inc. †(a)	72	5,019
Computer Task Group, Inc. †	144	2,625
Comtech Telecommunications Corp.	107	2,716
Cornerstone OnDemand, Inc. †(a)	438	12,934
CoStar Group, Inc. †(a)	108	9,652
Cray, Inc. †	352	5,614
CVD Equipment Corp. †	115	1,104
Datalink Corp. †(a)	194	1,659
Dealertrack Technologies, Inc. †(a)	171	4,911
Digi International, Inc. †	137	1,297
eGain Communications Corp. †	191	858
Electro Rent Corp.	141	2,169
Electronics for Imaging, Inc. †(a)	183	3,475
Ellie Mae, Inc. †(a)	487	13,514
Entegris, Inc. †	550	5,049
ePlus, Inc.	69	2,852
Euronet Worldwide, Inc. †(a)	143	3,375
ExlService Holdings, Inc. †	162	4,293
Fair Isaac Corp.	165	6,935
FARO Technologies, Inc. †(a)	79	2,819
FEI Co. (a)	87	4,825
Global Cash Access Holdings, Inc. †	470	3,685
Globecomm Systems, Inc. †	166	1,876
Glu Mobile, Inc. †(a)	1,754	4,017
GT Advanced Technologies, Inc. †(a)	207	625
Hackett Group, Inc./The	376	1,609
Heartland Payment Systems, Inc. (a)	174	5,133
Insight Enterprises, Inc. †	194	3,370
Integrated Silicon Solution, Inc. †	174	1,566
Ixia †(a)	344	5,841
j2 Global, Inc.	128	3,914
Key Tronic Corp. †	295	3,021
Keynote Systems, Inc.	110	1,550
Kulicke & Soffa Industries, Inc. †	235	2,818
Lattice Semiconductor Corp. †(a)	450	1,795
Liquidity Services, Inc. †(a)	81	3,310
LiveDeal, Inc. †(a)	278	1,012
LivePerson, Inc. †(a)	246	3,232
Majesco Entertainment Co. †	597	627
Manhattan Associates, Inc. †(a)	104	6,275
Market Leader, Inc. †	546	3,576
MAXIMUS, Inc.	137	8,661
Measurement Specialties, Inc. †	59	2,027
Mentor Graphics Corp. †(a)	559	9,514
MicroStrategy, Inc., Class A†	10	934
MKS Instruments, Inc.	143	3,687

	SHARES	VALUE (Note 2)
Information Technology - 12.3% (continued)
Monotype Imaging Holdings, Inc. (a)	188	$3,004
MTS Systems Corp.	53	2,699
Nanometrics, Inc. †(a)	125	1,803
Netscout Systems, Inc. †	276	7,173
NIC, Inc.	297	4,853
OSI Systems, Inc. †	155	9,926
PC Connection, Inc.	132	1,518
PDF Solutions, Inc. †	254	3,500
Pegasystems, Inc.	54	1,225
Procera Networks, Inc. †	307	5,695
PROS Holdings, Inc. †	171	3,128
QAD, Inc., Class A	107	1,541
Richardson Electronics Ltd.	132	1,494
Rogers Corp. †	60	2,980
Saba Software, Inc. †(a)	585	5,113
Sapient Corp. †	247	2,608
ScanSource, Inc. †	78	2,478
SciQuest, Inc. †	176	2,791
Semtech Corp. †	117	3,387
Silicon Graphics International Corp. †	221	2,261
Sourcefire, Inc. †(a)	253	11,947
SPS Commerce, Inc. †(a)	179	6,671
SS&C Technologies Holdings, Inc. †(a)	374	8,647
Stamps.com, Inc. †(a)	180	4,536
Stratasys Ltd. †	210	16,831
Super Micro Computer, Inc. †(a)	181	1,846
TiVo, Inc. †	368	4,534
Tyler Technologies, Inc. †	137	6,636
Ultimate Software Group, Inc. †	83	7,836
Ultratech, Inc. †(a)	112	4,178
Unisys Corp. †(a)	76	1,315
USA Technologies, Inc. †	881	1,533
ValueClick, Inc. †(a)	209	4,057
VirnetX Holding Corp. †(a)	80	2,342
Volterra Semiconductor Corp. †(a)	75	1,288
Web.com Group, Inc. †(a)	429	6,349
Zygo Corp. †	126	1,978

		424,083

Materials - 5.4%
ADA-ES, Inc. †(a)	175	2,954
AEP Industries, Inc. †	90	5,331
AMCOL International Corp.	59	1,810
American Vanguard Corp. (a)	323	10,036
Balchem Corp.	58	2,111
Boise, Inc.	591	4,698
Buckeye Technologies, Inc.	156	4,479
Calgon Carbon Corp. †(a)	158	2,240
Chemtura Corp. †	522	11,098
Core Molding Technologies, Inc. †	248	1,637
Deltic Timber Corp. (a)	41	2,895
Eagle Materials, Inc.	154	9,009
Flotek Industries, Inc. †(a)	274	3,343
Friedman Industries, Inc.	127	1,285
Georgia Gulf Corp.	242	9,990
Graphic Packaging Holding Co. †	551	3,560
H.B. Fuller Co.	215	7,486

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	113

Schedule of Investments	December 31, 2012

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Materials - 5.4% (continued)
Haynes International, Inc.	62	3,216
Headwaters, Inc. †	1,216	10,409
Innophos Holdings, Inc. (a)	147	6,836
Innospec, Inc.	119	4,104
KapStone Paper and Packaging Corp.	146	3,240
Kraton Performance Polymers, Inc. †	138	3,316
Louisiana-Pacific Corp. †	209	4,038
LSB Industries, Inc. †	79	2,798
Material Sciences Corp. †	165	1,490
Metals USA Holdings Corp.	207	3,620
Myers Industries, Inc. (a)	203	3,075
Olin Corp. (a)	256	5,527
Paramount Gold and Silver Corp. †(a)	449	1,042
PH Glatfelter Co. (a)	228	3,985
PolyOne Corp. (a)	556	11,354
RTI International Metals, Inc. †(a)	55	1,516
Stepan Co.	84	4,665
SunCoke Energy, Inc. †(a)	187	2,915
Texas Industries, Inc. †(a)	211	10,763
Tredegar Corp.	103	2,103
United States Lime & Minerals, Inc. †	32	1,508
Universal Stainless & Alloy †(a)	48	1,765
Worthington Industries, Inc.	316	8,213

		185,460

Telecommunication Services - 0.8%
8x8, Inc. †	552	4,079
Atlantic Tele-Network, Inc.	74	2,717
Cincinnati Bell, Inc. †(a)	883	4,839
Cogent Communications Group, Inc. (a)	214	4,845
Consolidated Communications Holdings, Inc.	147	2,340
HickoryTech Corp. (a)	139	1,353
inContact, Inc. †(a)	395	2,046
Premiere Global Services, Inc. †	278	2,719
Primus Telecommunications Group, Inc.	259	2,815
Vonage Holdings Corp. †	714	1,692

		29,445

Utilities - 0.7%
ALLETE, Inc.	35	1,434
Artesian Resources Corp., Class A	114	2,557
Black Hills Corp.	75	2,726
Chesapeake Utilities Corp.	72	3,269
El Paso Electric Co.	44	1,404
MGE Energy, Inc.	78	3,974
Middlesex Water Co.	156	3,051
South Jersey Industries, Inc.	37	1,862

	SHARES	VALUE (Note 2)
Utilities - 0.7% (continued)
Unitil Corp.	94	$2,437
York Water Co.	145	2,548

		25,262

TOTAL COMMON STOCKS (cost $3,104,797)		3,374,542

EXCHANGE-TRADED FUNDS - 1.7%
iShares Russell 2000 Index Fund (cost $55,479)	686	57,823

MONEY MARKET FUNDS - 2.3%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2)(b) (cost $78,638)	78,638	78,638

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 28.8%
J.P. Morgan Prime Money Market Fund -
Capital Shares, 0.120% (2)(b)(c) (cost $992,291)	992,291	992,291

TOTAL INVESTMENTS - 130.7% (cost $4,231,205)		4,503,294

LIABILITIES IN EXCESS OF OTHER ASSETS - (30.7%)		(1,058,084)

NET ASSETS - 100.0%		$3,445,210

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $982,928; cash collateral of $992,291 was received with which the Fund purchased a money market fund.
(b)	Represents annualized seven-day yield as of December 31, 2012.
(c)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2) Level 2 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

114	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

COMMON STOCKS - 96.4%	SHARES	VALUE (Note 2)
Australia - 8.8%
ALS Ltd.	295	$3,365
Amcor Ltd.	586	4,953
Aurizon Holdings Ltd.	3,392	13,339
Australia & New Zealand Banking Group Ltd.	2,283	60,126
Brambles Ltd.	322	2,553
Coca-Cola Amatil Ltd.	386	5,425
Commonwealth Bank of Australia	1,530	99,643
CSL Ltd.	472	26,648
Dexus Property Group REIT	4,204	4,465
GPT Group REIT	1,253	4,823
Mesoblast Ltd. †	152	850
Mirvac Group REIT	2,298	3,576
National Australia Bank Ltd.	1,442	37,929
New Hope Corp. Ltd.	547	2,404
Orica Ltd.	113	2,973
Ramsay Health Care Ltd.	161	4,592
Santos Ltd.	278	3,257
Telecom Corp of New Zealand Ltd.	1,966	3,683
Telstra Corp. Ltd.	16,142	73,555
Washington H Soul Pattinson & Co., Ltd.	170	2,421
Wesfarmers Ltd.	803	30,981
Westfield Retail Trust REIT	16,763	52,887
Westpac Banking Corp.	2,294	62,855

		507,303

Austria - 0.9%
Andritz AG	416	26,732
Lenzing AG	12	1,079
Raiffeisen Bank International AG	448	18,636
Strabag SE	102	2,755

		49,202

Belgium - 3.1%
Ageas	619	18,290
Anheuser-Busch InBev NV	1,465	127,579
Belgacom SA	94	2,765
KBC Groep NV	457	15,927
RTL Group SA	62	6,157
UCB SA	98	5,614

		176,332

Bermuda - 0.1%
Gulf Keystone Petroleum Ltd. †	2,240	6,583

Canada - 5.6%
Agrium, Inc. (1)	184	18,339
Alimentation Couche Tard, Inc., Class B (1)	100	4,919
AltaGas Ltd. (1)	100	3,375
AuRico Gold, Inc. (1)†	200	1,647
Bank of Montreal (1)	100	6,118
BCE, Inc. (1)	136	5,829
Boardwalk Real Estate Investment Trust REIT (1)	100	6,487
Brookfield Asset Management, Inc., Class A (1)	509	18,647
Brookfield Office Properties, Inc. (1)	100	1,705

	SHARES	VALUE (Note 2)
Canada - 5.6% (continued)
Calloway Real Estate Investment Trust REIT (1)	100	$2,910
Canadian Pacific Railway Ltd. (1)	327	33,170
Canadian Utilities Ltd., Class A (1)	100	7,232
CGI Group, Inc., Class A (1)†	676	15,590
Crescent Point Energy Corp. (1)	100	3,782
Dollarama, Inc. (1)	343	20,335
Eldorado Gold Corp. (1)	200	2,574
Empire Co., Ltd., Class A (1)	100	5,926
Ensign Energy Services, Inc. (1)	100	1,545
First Majestic Silver Corp. (1)†	100	2,017
Fortis, Inc. (1)	100	3,440
Franco-Nevada Corp. (1)	100	5,708
IGM Financial, Inc. (1)	100	4,182
Intact Financial Corp. (1)	100	6,512
Jean Coutu Group PJC, Inc./The, Class A (1)	200	2,921
Loblaw Cos., Ltd. (1)	100	4,215
Lululemon Athletica, Inc. (1)†	100	7,591
Metro, Inc. (1)	100	6,367
National Bank of Canada (1)	100	7,765
New Gold, Inc. (1)†	300	3,321
Onex Corp. (1)	100	4,209
Open Text Corp. (1)†	100	5,593
Paramount Resources Ltd., Class A (1)†	100	3,217
Pembina Pipeline Corp. (1)	100	2,861
Precision Drilling Corp. (1)	200	1,653
RioCan Real Estate Investment Trust REIT (1)(a)	242	6,705
Rogers Communications, Inc., Class B (1)	209	9,489
Royal Bank of Canada (1)	592	35,638
Shaw Communications, Inc., Class B (1)	100	2,296
Tim Hortons, Inc. (1)	100	4,909
Toronto-Dominion Bank/The (1)	132	11,114
TransAlta Corp. (1)	100	1,520
Trilogy Energy Corp. (1)	100	2,927
Valeant Pharmaceuticals International, Inc. (1)†	100	5,966
Vermilion Energy, Inc. (1)	100	5,225
Yamana Gold, Inc. (1)	300	5,160

		322,651

Denmark - 2.1%
Chr Hansen Holding A/S	299	9,737
Coloplast A/S, Class B	90	4,414
Danske Bank A/S †	918	15,591
Novo Nordisk A/S, Class B	520	84,675
Novozymes A/S, B Shares	153	4,343
William Demant Holding A/S †	39	3,351

		122,111

Finland - 1.3%
Elisa OYJ	766	16,982
Kone OYJ, Class B	305	22,558
Metso OYJ	434	18,528
Sampo OYJ, A Shares	595	19,269

		77,337

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	115

Schedule of Investments	December 31, 2012

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
France - 6.8%
Air Liquide SA	161	$20,340
AXA SA	1,176	21,116
BNP Paribas SA	957	54,482
Cie Generale d’Optique Essilor International SA	243	24,508
Danone SA	363	23,990
Dassault Systemes SA	53	5,926
Edenred	323	9,990
European Aeronautic Defence and Space Co. NV	496	19,553
Eutelsat Communications SA	106	3,526
Hermes International	35	10,464
Iliad SA	21	3,608
L’Oreal SA	257	35,760
LVMH Moet Hennessy Louis Vuitton SA	196	36,173
Pernod-Ricard SA	92	10,674
Sanofi	811	76,907
Societe Generale SA †	493	18,745
Sodexo	65	5,493
Technip SA	46	5,319
Unibail-Rodamco SE REIT	24	5,820

		392,394

Germany - 12.9%
Adidas AG	418	37,306
Allianz SE	505	70,395
BASF SE	688	65,057
Bayer AG	857	81,725
Bayerische Motoren Werke AG	248	24,133
Beiersdorf AG	64	5,240
Brenntag AG	188	24,768
Continental AG	321	37,414
Daimler AG	372	20,481
Deutsche Bank AG	632	27,805
Deutsche Lufthansa AG	730	13,800
Deutsche Post AG	1,412	31,100
Deutsche Postbank AG †	67	2,812
Fresenius Medical Care AG & Co. KGaA	109	7,522
Fresenius SE & Co. KGaA	61	7,019
GEA Group AG	93	3,024
Hannover Rueckversicherung AG	53	4,151
Kabel Deutschland Holding AG	81	6,097
Lanxess AG	284	25,043
Linde AG	191	33,415
Merck KGaA	201	26,491
Muenchener Rueckversicherungs AG	363	65,532
RWE AG	513	21,278
SAP AG	1,156	92,957
Suedzucker AG	113	4,638

		739,203

Hong Kong - 5.8%
AIA Group Ltd.	10,600	42,043
BOC Hong Kong Holdings Ltd.	10,500	33,031
Cheung Kong Holdings Ltd.	2,000	31,119
Cheung Kong Infrastructure Holdings Ltd.	1,000	6,177
China Overseas Grand Oceans Group Ltd.	500	611
CLP Holdings Ltd.	1,000	8,402

	SHARES	VALUE (Note 2)
Hong Kong - 5.8% (continued)
Dah Chong Hong Holdings Ltd.	2,000	$2,135
First Pacific Co., Ltd.	12,000	13,252
Galaxy Entertainment Group Ltd. †	6,000	24,059
Giordano International Ltd.	2,000	1,939
Hang Seng Bank Ltd.	1,200	18,524
Henderson Land Development Co. Ltd.	3,000	21,478
Hong Kong & China Gas Co., Ltd.	2,200	6,045
Link REIT/The REIT	3,500	17,528
Luk Fook Holdings International Ltd.	1,000	3,210
Melco International Development Ltd.	2,000	2,374
New World Development Co., Ltd.	9,000	14,249
Power Assets Holdings Ltd.	1,000	8,580
Sands China Ltd.	6,000	26,824
SJM Holdings Ltd.	6,000	14,160
SmarTone Telecommunications Holdings Ltd.	1,500	2,750
Stella International Holdings Ltd.	1,000	2,724
Vinda International Holdings Ltd. (a)	1,000	1,385
Wharf Holdings Ltd.	2,000	15,939
Wheelock & Co., Ltd.	3,000	15,303
Yingde Gases	1,000	1,025

		334,866

Israel - 0.3%
EZchip Semiconductor Ltd. †	308	10,223
Mellanox Technologies Ltd. †	77	4,769

		14,992

Italy - 2.2%
Davide Campari-Milano SpA	430	3,304
Fiat Industrial SpA	2,270	24,869
Lottomatica Group SpA	157	3,587
Luxottica Group SpA	512	21,133
Pirelli & C. SpA	343	3,952
Prada SpA	3,200	31,094
Saipem SpA	71	2,766
Salvatore Ferragamo Italia SpA	534	11,822
Tenaris SA	1,141	23,790

		126,317

Japan - 16.6%
Acom Co., Ltd. †(a)	620	17,858
Aeon Co., Ltd.	200	2,286
Aozora Bank Ltd.	1,000	3,075
Astellas Pharma, Inc.	800	35,969
Autobacs Seven Co., Ltd.	100	4,192
Bridgestone Corp.	400	10,413
Calbee, Inc.	500	35,231
Capcom Co., Ltd.	700	10,702
Chugai Pharmaceutical Co., Ltd.	800	15,328
CyberAgent, Inc.	1	2,055
Dainippon Sumitomo Pharma Co., Ltd.	300	3,604
Don Quijote Co., Ltd.	100	3,679
East Japan Railway Co.	100	6,466
Eisai Co., Ltd.	100	4,174
FamilyMart Co., Ltd.	100	4,120
FANUC Corp.	100	18,605
Fast Retailing Co., Ltd.	100	25,521

The accompanying notes are an integral part of these financial statements.	(Continued)

116	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Japan - 16.6% (continued)
Fuji Heavy Industries Ltd.	1,000	$12,610
Gree, Inc.	500	7,760
Hiroshima Bank Ltd./The	1,000	4,193
Hitachi Ltd.	2,000	11,769
Hitachi Transport System Ltd.	200	2,922
House Foods Corp.	100	1,507
Inpex Corp.	1	5,348
ITOCHU Corp.	1,800	19,024
Itochu Techno-Solutions Corp.	100	4,118
Japan Tobacco, Inc.	1,500	42,374
Kajima Corp.	1,000	3,309
Kakaku.com, Inc.	100	3,301
Keihan Electric Railway Co., Ltd.	1,000	4,526
Kintetsu Corp.	3,000	12,293
Kobayashi Pharmaceutical Co., Ltd.	100	4,747
Komeri Co., Ltd.	100	2,526
K’s Holdings Corp.	100	2,546
Lawson, Inc.	300	20,351
LIXIL Group Corp.	700	15,614
M3, Inc.	3	4,788
Matsui Securities Co. Ltd.	1,700	15,530
Mitsubishi Estate Co., Ltd.	1,000	23,941
Mitsubishi Heavy Industries, Ltd.	1,000	4,837
Mitsubishi UFJ Financial Group, Inc.	3,600	19,480
Mitsui Fudosan Co., Ltd.	1,000	24,463
Mizuho Financial Group, Inc.	13,800	25,302
Nabtesco Corp.	100	2,234
Namco Bandai Holdings, Inc.	200	2,592
Nikon Corp.	600	17,715
Nippon Telegraph & Telephone Corp.	100	4,210
Nissan Motor Co., Ltd.	1,200	11,387
Nissin Foods Holdings Co., Ltd.	100	3,794
Nitori Holdings Co., Ltd.	50	3,663
Nomura Research Institute Ltd.	700	14,581
Oji Holdings Corp.	1,000	3,449
Ono Pharmaceutical Co., Ltd.	100	5,108
Otsuka Holdings Co., Ltd.	400	11,269
Park24 Co., Ltd.	200	3,159
Pola Orbis Holdings, Inc.	400	11,485
Rakuten, Inc.	600	4,679
Sanrio Co., Ltd. (a)	100	3,190
Santen Pharmaceutical Co., Ltd.	100	3,841
Sega Sammy Holdings, Inc.	700	11,816
Seven & I Holdings Co., Ltd.	800	22,553
SKY Perfect JSAT Holdings, Inc.	6	2,506
Softbank Corp.	800	29,313
Square Enix Holdings Co., Ltd.	600	7,633
Sugi Holdings Co., Ltd.	100	3,528
Sumitomo Corp.	200	2,566
Sumitomo Mitsui Financial Group, Inc.	1,000	36,342
Sumitomo Realty & Development Co., Ltd.	1,000	33,314
Taiheiyo Cement Corp.	4,000	10,997
Taisei Corp.	1,000	3,325
Toho Co., Ltd.	200	3,520
Toho Gas Co., Ltd.	1,000	5,362
Tokyo Gas Co., Ltd.	3,000	13,707
Tokyu Corp.	1,000	5,634

	SHARES	VALUE (Note 2)
Japan - 16.6% (continued)
Tokyu Land Corp.	3,000	$21,981
Toray Industries, Inc.	1,000	6,143
Toyota Motor Corp.	1,800	84,053
Unicharm Corp.	400	20,786
USS Co., Ltd.	30	3,124
West Japan Railway Co.	100	3,940
Yakult Honsha Co., Ltd.	100	4,380
Yamada Denki Co., Ltd.	40	1,546
Yamato Holdings Co., Ltd.	200	3,039
Yokogawa Electric Corp.	300	3,290
Zensho Holdings Co., Ltd.	200	2,308

		955,519

Netherlands - 2.4%
Akzo Nobel NV	301	19,925
ASML Holding NV	404	25,910
Heineken NV	422	28,292
Koninklijke Ahold NV	658	8,823
Koninklijke Philips Electronics NV	1,024	27,116
Unilever NV CVA	768	29,387

		139,453

Norway - 1.5%
Aker Solutions ASA	867	17,954
Gjensidige Forsikring ASA	1,119	16,081
Golar LNG Ltd.	70	2,635
Seadrill Ltd.	556	20,484
Telenor ASA	565	11,505
TGS Nopec Geophysical Co. ASA	507	16,744

		85,403

Portugal - 0.1%
Galp Energia SGPS SA	140	2,181
Jeronimo Martins SGPS SA	313	6,052

		8,233

Singapore - 3.8%
CapitaLand Ltd.	9,000	27,703
CapitaMalls Asia Ltd.	18,000	28,990
DBS Group Holdings Ltd. (a)	2,000	24,553
First Resources Ltd.	7,000	11,672
Global Logistic Properties Ltd.	12,000	27,753
Jardine Matheson Holdings Ltd.	400	24,959
Jardine Strategic Holdings Ltd.	500	17,889
Keppel Corp. Ltd.	3,000	27,395
Singapore Telecommunications Ltd.	10,000	27,210
StarHub Ltd.	1,000	3,132

		221,256

Spain - 2.3%
Abertis Infraestructuras SA	340	5,615
Amadeus IT Holding SA, A Shares	895	22,618
CaixaBank	381	1,335
Endesa SA	148	3,300
Ferrovial SA	390	5,805
Gas Natural SDG SA	438	7,896
Inditex SA	505	70,956

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	117

Schedule of Investments	December 31, 2012

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Spain - 2.3% (continued)
Mapfre SA	1,513	$4,662
Repsol SA	400	8,165

		130,352

Sweden - 3.1%
Boliden AB	854	16,227
Elekta AB, B Shares	244	3,817
Getinge AB, B Shares	138	4,691
Hennes & Mauritz AB, B Shares	383	13,274
Investor AB, B Shares	2,125	55,824
Skandinaviska Enskilda Banken AB, Class A	3,931	33,632
Svenska Handelsbanken AB, A Shares	392	14,093
Swedbank AB, A Shares	1,359	26,698
Swedish Match AB	114	3,827
Tele2 AB, B Shares	227	4,103
Volvo AB, B Shares	203	2,799

		178,985

Switzerland - 5.7%
Compagnie Financiere Richemont SA, Class A	744	58,401
Lindt & Spruengli AG †	1	3,261
Nestle SA	1,134	73,986
Novartis AG	832	52,560
Roche Holding AG	156	31,540
Schindler Holding AG	32	4,629
SGS SA	12	26,653
Syngenta AG	94	37,975
UBS AG †	2,068	32,362
Wolseley PLC	78	3,730

		325,097

United Kingdom - 11.0%
Aggreko PLC	133	3,796
ARM Holdings PLC	591	7,464
Associated British Foods PLC	210	5,365
AstraZeneca PLC	50	2,369
Babcock International Group PLC	190	2,999
Barclays PLC	9,263	40,238
BG Group PLC	687	11,459
BP PLC	740	5,145
British American Tobacco PLC	941	47,836
British Land Co. PLC REIT	245	2,263
British Sky Broadcasting Group PLC	451	5,688
BT Group PLC	5,048	19,259
Bunzl PLC	221	3,658
Burberry Group PLC	203	4,081
Compass Group PLC	1,417	16,821
Croda International PLC	111	4,338
Diageo PLC	1,887	54,962
Experian PLC	1,092	17,600
Fresnillo PLC	272	8,343
G4S PLC	681	2,853
GlaxoSmithKline PLC	126	2,743
HSBC Holdings PLC	6,883	72,938
Imperial Tobacco Group PLC	538	20,859
Intertek Group PLC	94	4,775

	SHARES	VALUE (Note 2)
United Kingdom - 11.0% (continued)
Kingfisher PLC	1,009	$4,715
Land Securities Group PLC REIT	307	4,096
Legal & General Group PLC	1,967	4,717
Meggitt PLC	501	3,137
National Grid PLC	2,270	26,036
Next PLC	241	14,629
Pearson PLC	343	6,686
Prudential PLC	327	4,665
Randgold Resources Ltd.	40	3,957
Reckitt Benckiser Group PLC	500	31,740
Rexam PLC	527	3,771
Rolls-Royce Holdings PLC †	1,309	18,775
Royal Bank of Scotland Group PLC †	6,019	32,171
SABMiller PLC	977	45,344
Sage Group PLC/The	697	3,351
Severn Trent PLC	173	4,452
Shire PLC	214	6,583
SSE PLC	372	8,654
Standard Life PLC	762	4,165
Tate & Lyle PLC	322	3,984
Tesco PLC	1,089	5,999
Tullow Oil PLC	321	6,692
United Utilities Group PLC	372	4,095
Vodafone Group PLC	1,092	2,749
Weir Group PLC/The	123	3,803
WM Morrison Supermarkets PLC	1,127	4,839

		631,657

TOTAL COMMON STOCKS (cost $5,039,361)		5,545,246

PREFERRED STOCKS - 0.0% (b)

United Kingdom - 0.0% (b)
Rolls-Royce Holdings PLC (3)†(c) (cost $—)	99,484	162

EXCHANGE-TRADED FUNDS - 3.3%
iShares MSCI EAFE Index Fund (1) (cost $187,971)	3,414	193,983

RIGHTS - 0.0% (b)

Spain - 0.0% (b)
Repsol SA, expires 1/10/13 † (cost $—)	400	244

MONEY MARKET FUNDS - 3.0%
J.P. Morgan U.S. Treasury Plus Money Market Fund -
Institutional Shares, 0.000% (d) (cost $169,898)	169,898	169,898

The accompanying notes are an integral part of these financial statements.	(Continued)

118	AQR Funds	Annual Report	December 2012

Schedule of Investments	December 31, 2012

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 0.7%	SHARES	VALUE (Note 2)

J.P. Morgan Prime Money Market Fund -
Capital Shares, 0.120% (d)(e) (cost $39,305)	39,305	$39,305

TOTAL INVESTMENTS - 103.4% (cost $5,436,535)		5,948,838

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.4%)		(200,006)

NET ASSETS - 100.0%		$5,748,832

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $37,276; cash collateral of $39,305 was received with which the Fund purchased a money market fund.
(b)	Represents less than 0.05 percent of net assets.
(c)	Security fair valued as of December 31, 2012 using procedures approved by the Board of Trustees. The total value of positions fair valued was $162 or 0.0% of total net assets.
(d)	Represents annualized seven-day yield as of December 31, 2012.
(e)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1) Level 1 security (See Note 4).

(3) Level 3 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certificate of Shares

REIT - Real Estate Investment Trust

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$782,275	13.6%
Consumer Staples	836,694	14.5
Energy	168,177	2.9
Financials	1,704,366	29.6
Health Care	548,667	9.6
Industrials	569,746	9.9
Information Technology	257,554	4.5
Materials	321,856	5.6
Mutual Fund	193,983	3.3
Telecommunication Services	220,141	3.8
Utilities	136,176	2.4
Money Market Funds	209,203	3.7

Total Investments	5,948,838	103.4
Liabilities in Excess of Other Assets	(200,006)	(3.4)

Net Assets	$5,748,832	100.0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	119

Statements of Assets and Liabilities	December 31, 2012

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND	AQR EMERGING DEFENSIVE EQUITY FUND
ASSETS:
Investments in securities, at cost	$409,520,506	$593,263,843	$7,250,274

Investments in securities, at value*	$475,896,738	$673,915,849	$7,760,614
Cash (including foreign currency of $1,332,151, $1,363,627 and $14,370, respectively)	1,334,377	1,363,627	14,370
Due from brokers	12,288,138	13,546,834	—
Unrealized appreciation on forward foreign currency exchange contracts	5,546,267	7,536,958	—
Swaps, at value	—	46,560	—
Unrealized appreciation on futures contracts	172,982	1,212,359	—
Receivables:
Securities sold	10,641	92	2,868
Foreign tax reclaim	518,148	810,530	—
Dividends and interest	503,589	447,521	11,581
Capital shares sold	—	52,722	—
Due from Investment Advisor	—	—	5,132
Prepaid expenses	31,176	43,364	13,623
Total Assets	496,302,056	698,976,416	7,808,188
LIABILITIES:
Due to brokers	4,680,000	6,010,000	—
Swaps, at value	88,758	—	—
Payables:
Securities purchased	10,615	—	375,459
Collateral received on securities loaned	15,571,488	5,135,864	179,141
Accrued Investment advisory fees	249,127	394,783	—
Accrued Shareholder servicing fees	814	53,927	1,353
Accrued Distribution fees—Class N	297	3,348	376
Capital shares redeemed	—	29,527	—
Other accrued expenses and liabilities	144,431	252,009	45,339
Total Liabilities	20,745,530	11,879,458	601,668
Net Assets	$475,556,526	$687,096,958	$7,206,520

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$416,907,660	$622,704,028	$6,697,038
Undistributed (accumulated) net investment income (loss)	(575,224)	(1,607,306)	4,259
Undistributed (accumulated) net realized gain (loss)	(13,129,650)	(23,462,854)	(6,501)
Net unrealized appreciation (depreciation)	72,353,740	89,463,090	511,724
Net Assets	$475,556,526	$687,096,958	$7,206,520

NET ASSETS:
Class I	$626,448	$196,971,397	$5,402,251
Class N	517,504	15,561,822	1,804,269
Class Y	474,412,574	474,563,739	—
SHARES OUTSTANDING:
Class I	55,196	19,233,566	494,839
Class N	45,729	1,492,563	165,019
Class Y	41,798,875	44,308,341	—
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class I	$11.35	$10.24	$10.92
Class N	$11.32	$10.43	$10.93
Class Y	$11.35	$10.71	—

Foreign currency at cost of $1,331,794, $1,345,976 and $14,311, respectively.
*	Investments in securities includes the market value of securities out on loan of $15,413,989, $4,849,090 and $174,682, respectively.

The accompanying notes are an integral part of these financial statements.

120	AQR Funds	Annual Report	December 2012

Statements of Assets and Liabilities	December 31, 2012

	AQR INTERNATIONAL DEFENSIVE EQUITY FUND	AQR U.S. DEFENSIVE EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND
ASSETS:
Investments in securities, at cost	$6,037,371	$9,992,429	$2,523,306,080

Investments in securities, at value*	$6,281,696	$10,025,872	$2,537,110,526
Cash (including foreign currency of $16,208, $— and $4,910,708, respectively)	16,208	—	34,722,274
Due from brokers	—	—	415,842,487
Swaps, at value	—	—	278,224
Unrealized appreciation on futures contracts	—	—	821,534
Receivables:
Securities sold	—	914,476	52,468,003
Foreign tax reclaim	160	—	27,944
Dividends and interest	14,798	10,536	10,058,645
Capital shares sold	—	113	5,125,706
Due from Investment Advisor	6,907	9,234	—
Prepaid expenses	13,590	13,604	206,945
Total Assets	6,333,359	10,973,835	3,056,662,288
LIABILITIES:
Securities sold short, at value (proceeds $—, $— and $468,262,960, respectively)	—	—	488,808,685
Options written, at value (proceeds $—, $— and $183,593, respectively)	—	—	146,752
Due to custodian	—	488	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	1,332,581
Swaps, at value	—	—	5,453,134
Payables:
Securities purchased	31,742	1,823,305	37,434,977
Collateral received on securities loaned	40,474	850,057	161,950
Accrued Investment advisory fees	—	—	2,128,308
Accrued Shareholder servicing fees	1,223	1,396	—
Accrued Distribution fees—Class N	257	91	161,121
Capital shares redeemed	—	—	5,501,541
Dividends and interest payable on securities sold short	—	—	501,181
Other accrued expenses and liabilities	43,362	35,768	936,734
Total Liabilities	117,058	2,711,105	542,566,964
Net Assets	$6,216,301	$8,262,730	$2,514,095,324

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$5,969,913	$8,230,750	$2,514,592,247
Undistributed (accumulated) net investment income (loss)	(143)	5,727	417,982
Undistributed (accumulated) net realized gain (loss)	2,149	(7,190)	200,558
Net unrealized appreciation (depreciation)	244,382	33,443	(1,115,463)
Net Assets	$6,216,301	$8,262,730	$2,514,095,324

NET ASSETS:
Class I	$5,366,031	$7,841,840	$1,752,723,858
Class N	850,270	420,890	761,371,466
SHARES OUTSTANDING:
Class I	502,748	771,572	158,688,997
Class N	79,543	41,347	69,181,212
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class I	$10.67	$10.16	$11.05
Class N	$10.69	$10.18	$11.01

Foreign currency at cost of $16,160, $— and $4,799,844, respectively.
*	Investments in securities includes the market value of securities out on loan of $38,540, $838,381 and $151,539, respectively.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	121

Statements of Assets and Liabilities	December 31, 2012

	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND		AQR INTERNATIONAL MOMENTUM FUND
ASSETS:
Investments in securities, at cost	$581,077,900	$167,530,671		$112,655,193

Investments in securities, at value*	$637,802,053	$186,757,619		$129,144,605
Cash (including foreign currency of $463, $— and $222,474, respectively)	463	462,660		223,331
Due from brokers	332,353	78,182		—
Unrealized appreciation on futures contracts	15,022	27,273		—
Receivables:
Securities sold	759	—		—
Foreign tax reclaim	—	—		83,876
Dividends and interest	559,223	143,595		107,870
Capital shares sold	1,170,570	345,219		390,416
Prepaid expenses	32,922	13,168		11,314
Total Assets	639,913,365	187,827,716		129,961,412
LIABILITIES:
Due to custodian	2,518	—		—
Payables:
Securities purchased	—	—		486,797
Collateral received on securities loaned	88,331,686	41,729,314		1,550,145
Accrued Investment advisory fees	100,576	69,761		40,311
Accrued Shareholder servicing fees	64,567	17,821		15,844
Accrued Distribution fees—Class N	4,721	1		1
Capital shares redeemed	2,350,940	153,320		88,364
Other accrued expenses and liabilities	195,044	77,534		95,436
Total Liabilities	91,050,052	42,047,751		2,276,898
Net Assets	$548,863,313	$145,779,965		$127,684,514

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$500,198,848	$124,905,247		$123,011,755
Undistributed (accumulated) net investment income (loss)	227,113	146,099		(313,735)
Undistributed (accumulated) net realized gain (loss)	(8,301,860)	1,474,398		(11,504,982)
Net unrealized appreciation (depreciation)	56,739,212	19,254,221		16,491,476
Net Assets	$548,863,313	$145,779,965		$127,684,514

NET ASSETS:
Class L	$490,441,577	$145,769,751		$127,673,412
Class N	58,421,736	10,214		11,102
SHARES OUTSTANDING:
Class L	30,541,508	8,871,777		9,757,051
Class N	3,638,858	622		849
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class L	$16.06	$16.43		$13.09
Class N	$16.05	$16.43	†	$13.08

Foreign currency at cost of $426, $— and $222,056, respectively.
*	Investments in securities includes the market value of securities out on loan of $88,153,912, $41,226,770 and $1,474,484, respectively.
†	Per share amounts do not recalculate due to rounding of net assets and/or shares outstanding.

The accompanying notes are an integral part of these financial statements.

122	AQR Funds	Annual Report	December 2012

Statements of Assets and Liabilities	December 31, 2012

	AQR TAX-MANAGED MOMENTUM FUND	AQR TAX-MANAGED SMALL CAP MOMENTUM FUND		AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND
ASSETS:
Investments in securities, at cost	$5,093,283	$4,231,205		$5,436,535

Investments in securities, at value*	$5,384,251	$4,503,294		$5,948,838
Cash (including foreign currency of $—, $— and $22,059, respectively)	—	11,031		22,071
Receivables:
Foreign tax reclaim	—	—		1,881
Dividends and interest	6,892	2,680		5,855
Capital shares sold	1,241,230	—		—
Prepaid expenses	13,100	13,057		13,069
Total Assets	6,645,473	4,530,062		5,991,714
LIABILITIES:
Payables:
Securities purchased	42,073	41,327		140,585
Collateral received on securities loaned	506,866	992,291		39,305
Due to Investment Advisor	12,468	16,306		12,933
Accrued Distribution fees—Class N	1	1		1
Other accrued expenses and liabilities	33,236	34,927		50,058
Total Liabilities	594,644	1,084,852		242,882
Net Assets	$6,050,829	$3,445,210		$5,748,832

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$5,770,596	$3,153,059		$5,224,221
Undistributed (accumulated) net investment income (loss)	3,454	3,863		(14,184)
Undistributed (accumulated) net realized gain (loss)	(14,189)	16,199		26,343
Net unrealized appreciation (depreciation)	290,968	272,089		512,452
Net Assets	$6,050,829	$3,445,210		$5,748,832

NET ASSETS:
Class L	$6,040,821	$3,434,992		$5,738,743
Class N	10,008	10,218		10,089
SHARES OUTSTANDING:
Class L	542,643	307,953		510,465
Class N	899	917		898
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class L	$11.13	$11.15		$11.24
Class N	$11.13	$11.15	†	$11.24	†

Foreign currency at cost of $—, $— and $21,983, respectively.
*	Investments in securities includes the market value of securities out on loan of $506,928, $982,928 and $37,276, respectively.
†	Per share amounts do not recalculate due to rounding of net assets and/or shares outstanding.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	123

Statements of Operations	December 31, 2012

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND	AQR EMERGING DEFENSIVE EQUITY FUND
	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE PERIOD 07/09/12*-12/31/12
INVESTMENT INCOME:
Dividend income†	$11,820,928	$17,661,016	$81,249
Securities lending income, net	203,348	494,124	91
Total Income	12,024,276	18,155,140	81,340
EXPENSES:
Investment advisory fees	1,747,589	2,642,211	15,889
Shareholder servicing fees	11,838	558,878	6,621
Custody, administration & accounting fees	162,837	215,223	8,725
Legal fees	25,187	25,799	2,629
Audit & tax fees	70,550	69,537	55,050
Shareholder reporting fees	9,195	19,902	3,192
Transfer agent fees	10,585	89,588	6,144
Trustee fees	26,157	34,468	92
Organization and offering costs	—	—	20,029
Distribution fees—Class N	3,967	33,404	1,507
Recoupment of waiver	91,006	139,423	—
Registration fees	26,562	38,173	21,988
Pricing fee	17,678	16,611	10,044
Other fees	79,511	114,426	4,615
Total Expenses	2,282,662	3,997,643	156,525

Less waivers:
Investment advisory fees waived	(7,873)	—	(15,889)
Shareholder servicing fees waived	(11,838)	—	(6,621)
Expense reimbursements	—	—	(101,965)
Net Expenses	2,262,951	3,997,643	32,050
Net Investment Income (Loss)	9,761,325	14,157,497	49,290
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	12,448,971	(9,070,105)	9,489
Foreign currency and foreign currency translations	(226,127)	(477,185)	(5,725)
Forward foreign currency exchange contracts	7,969,959	15,010,931	—
Futures contracts	2,427,378	7,075,466	—
Swap and swaps on futures contracts	3,330,894	1,841,341	—
Net realized gain (loss)	25,951,075	14,380,448	3,764
Net change in unrealized appreciation (depreciation) on:
Investments in securities	38,743,797	90,469,316	510,340
Foreign currency and foreign currency translations	(20,795)	(39,053)	1,384
Forward foreign currency exchange contracts	5,722,064	8,039,606	—
Futures contracts	(2,134,515)	(2,833,783)	—
Swap and swaps on futures contracts	16,214	865,854	—
Net change in unrealized appreciation (depreciation)	42,326,765	96,501,940	511,724
Net gain (loss) and change in unrealized appreciation (depreciation)	68,277,840	110,882,388	515,488
Net increase (decrease) in net assets resulting from operations	$78,039,165	$125,039,885	$564,778

† Net of foreign taxes withheld of	$517,974	$1,088,541	$5,667

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

124	AQR Funds	Annual Report	December 2012

Statements of Operations	December 31, 2012

	AQR INTERNATIONAL DEFENSIVE EQUITY FUND	AQR U.S. DEFENSIVE EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND
	FOR THE PERIOD 07/09/12*-12/31/12	FOR THE PERIOD 07/09/12*-12/31/12	FOR THE YEAR ENDED DECEMBER 31, 2012
INVESTMENT INCOME:
Dividend income†	$50,968	$58,084	$21,268,415
Interest income	—	—	54,951,525
Securities lending income, net	109	377	219,269
Total Income	51,077	58,461	76,439,209
EXPENSES:
Investment advisory fees	7,291	5,085	23,956,575
Shareholder servicing fees	4,556	4,238	—
Custody, administration & accounting fees	3,948	6,253	772,005
Legal fees	2,727	3,302	244,911
Audit & tax fees	55,050	40,950	230,557
Shareholder reporting fees	3,173	2,613	316,492
Transfer agent fees	6,092	6,798	2,750,614
Trustee fees	57	47	143,809
Organization and offering costs	20,816	20,474	—
Distribution fees—Class N	1,344	903	1,784,883
Dividends and interest on securities sold short	—	—	25,900,160
Recoupment of waiver	—	—	392,888
Registration fees	21,985	21,985	342,094
Pricing fee	9,784	607	20,869
Other fees	4,418	4,578	843,236
Total Expenses	141,241	117,833	57,699,093

Less waivers:
Investment advisory fees waived	(7,291)	(5,085)	(227,590)
Shareholder servicing fees waived	(4,556)	(4,238)	—
Expense reimbursements	(111,569)	(94,844)	—
Net Expenses	17,825	13,666	57,471,503
Net Investment Income (Loss)	33,252	44,795	18,967,706
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	19,375	(2,179)	227,266,846
Foreign currency and foreign currency translations	(3,096)	—	15,112,282
Forward foreign currency exchange contracts	—	—	(2,549,327)
Futures contracts	—	—	(18,355,820)
Securities sold short	—	—	(119,739,781)
Swap and swaps on futures contracts	—	—	(43,824,276)
Written options	—	—	3,360,916
Net realized gain (loss)	16,279	(2,179)	61,270,840

Net change in unrealized appreciation (depreciation) on:
Investments in securities	244,325	33,443	32,163,707
Foreign currency and foreign currency translations	57	—	5,422,422
Forward foreign currency exchange contracts	—	—	(2,272,548)
Futures contracts	—	—	2,008,994
Securities sold short	—	—	(52,516,542)
Swap and swaps on futures contracts	—	—	4,512,060
Written options	—	—	(371,181)
Net change in unrealized appreciation (depreciation)	244,382	33,443	(11,053,088)
Net gain (loss) and change in unrealized appreciation (depreciation)	260,661	31,264	50,217,752
Net increase (decrease) in net assets resulting from operations	$293,913	$76,059	$69,185,458

† Net of foreign taxes withheld of	$3,452	$—	$333,001

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	125

Statements of Operations	December 31, 2012

	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED DECEMBER 31, 2012
INVESTMENT INCOME:
Dividend income†	$9,380,171	$2,458,375	$3,139,071
Interest income	162	80	—
Securities lending income, net	143,633	167,197	79,644
Total Income	9,523,966	2,625,652	3,218,715
EXPENSES:
Investment advisory fees	1,087,067	436,076	366,874
Shareholder servicing fees	652,246	186,893	157,234
Custody, administration & accounting fees	125,963	42,668	66,602
Legal fees	18,769	3,844	4,414
Audit & tax fees	39,960	38,660	51,367
Shareholder reporting fees	34,422	21,613	16,951
Transfer agent fees	406,891	105,256	104,023
Trustee fees	24,840	7,132	5,804
Distribution fees—Class N	4,721	1	1
Other fees	124,836	57,671	61,504
Total Expenses	2,519,715	899,814	834,774

Less waivers:
Shareholder servicing fees waived	(335,876)	(74,662)	(140,733)
Net Expenses	2,183,839	825,152	694,041
Net Investment Income (Loss)	7,340,127	1,800,500	2,524,674
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	12,934,616	7,023,315	1,203,670
Foreign currency and foreign currency translations	122	—	(48,603)
Futures contracts	531,791	14,542	—
Net realized gain (loss)	13,466,529	7,037,857	1,155,067
Net change in unrealized appreciation (depreciation) on:
Investments in securities	39,554,467	12,320,689	13,704,406
Foreign currency and foreign currency translations	37	—	4,476
Futures contracts	(23,726)	11,085	—
Net change in unrealized appreciation (depreciation)	39,530,778	12,331,774	13,708,882
Net gain (loss) and change in unrealized appreciation (depreciation)	52,997,307	19,369,631	14,863,949
Net increase (decrease) in net assets resulting from operations	$60,337,434	$21,170,131	$17,388,623

† Net of foreign taxes withheld of	$—	$729	$260,289

The accompanying notes are an integral part of these financial statements.

126	AQR Funds	Annual Report	December 2012

Statements of Operations	December 31, 2012

	AQR TAX-MANAGED MOMENTUM FUND	AQR TAX-MANAGED SMALL CAP MOMENTUM FUND	AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND
	FOR THE PERIOD 01/27/12*-12/31/12	FOR THE PERIOD 01/27/12*-12/31/12	FOR THE PERIOD 01/27/12*-12/31/12
INVESTMENT INCOME:
Dividend income†	$70,117	$58,219	$103,334
Securities lending income, net	1,041	5,210	883
Total Income	71,158	63,429	104,217
EXPENSES:
Investment advisory fees	8,753	9,669	13,508
Shareholder servicing fees	4,377	3,626	5,066
Custody, administration & accounting fees	5,953	10,519	19,721
Legal fees	783	768	908
Audit & tax fees	45,212	45,391	58,756
Shareholder reporting fees	7,348	6,894	6,917
Transfer agent fees	12,770	12,710	12,797
Trustee fees	158	142	175
Organization and offering costs	28,994	24,651	24,978
Distribution fees—Class N	1	1	1
Registration fees	19,382	19,381	19,382
Pricing fee	2,895	9,103	20,123
Other fees	2,611	2,281	2,634
Total Expenses	139,237	145,136	184,966

Less waivers:
Investment advisory fees waived	(8,753)	(9,669)	(13,508)
Shareholder servicing fees waived	(4,377)	(3,626)	(5,066)
Expense reimbursements	(110,047)	(114,632)	(142,423)
Net Expenses	16,060	17,209	23,969
Net Investment Income (Loss)	55,098	46,220	80,248
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	17,580	18,525	26,491
Foreign currency and foreign currency translations	44	—	(1,790)
Futures contracts	2,745	(3,953)	—
Net realized gain (loss)	20,369	14,572	24,701
Net change in unrealized appreciation (depreciation) on:
Investments in securities	290,968	272,089	512,303
Foreign currency and foreign currency translations	—	—	149
Net change in unrealized appreciation (depreciation)	290,968	272,089	512,452
Net gain (loss) and change in unrealized appreciation (depreciation)	311,337	286,661	537,153
Net increase (decrease) in net assets resulting from operations	$366,435	$332,881	$617,401

† Net of foreign taxes withheld of	$2	$48	$7,680

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	127

Statements of Changes in Net Assets	December 31, 2012

	AQR GLOBAL EQUITY FUND		AQR INTERNATIONAL EQUITY FUND
	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income (loss)	$9,761,325	$9,396,671	$14,157,497	$12,140,951
Net realized gain (loss)	25,951,075	(5,012,673)	14,380,448	(21,266,844)
Net change in unrealized appreciation (depreciation)	42,326,765	(31,770,689)	96,501,940	(68,430,519)
Net increase (decrease) in net assets resulting from operations	78,039,165	(27,386,691)	125,039,885	(77,556,412)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(44,921)	(22,319)	(6,044,927)	(3,204,118)
Class N	(39,465)	(14,377)	(442,708)	(20,121)
Class Y	(13,830,600)	(6,318,978)	(14,968,277)	(8,730,438)
Total	(13,914,986)	(6,355,674)	(21,455,912)	(11,954,677)
Net realized gain:
Class I	(36,801)	(27,548)	—	(1,042,406)
Class N	(34,857)	(21,102)	—	(8,687)
Class Y	(9,350,410)	(5,068,282)	—	(2,482,902)
Total	(9,422,068)	(5,116,932)	—	(3,533,995)
Total distributions	(23,337,054)	(11,472,606)	(21,455,912)	(15,488,672)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	289,737	2,662,793	56,017,676	100,254,223
Reinvestment of distributions	81,722	49,867	5,225,139	4,080,915
Cost of shares redeemed	(2,120,396)	(1,826,180)	(33,350,378)	(19,241,187)
Redemption fees	—	—	—	2,037
Net increase (decrease) from capital transactions	(1,748,937)	886,480	27,892,437	85,095,988
CLASS N
Proceeds from shares sold	73,666	1,035,527	15,872,803	92,400
Reinvestment of distributions	74,323	35,479	442,505	28,595
Cost of shares redeemed	(1,850,280)	(392,823)	(3,715,733)	(178,203)
Net increase (decrease) from capital transactions	(1,702,291)	678,183	12,599,575	(57,208)
CLASS Y
Proceeds from shares sold	—	6,057	45,779,910	49,085,024
Reinvestment of distributions	23,181,009	11,387,260	14,968,276	11,213,340
Cost of shares redeemed	(659,771)	—	(5,836,872)	(23,486,766)
Redemption fees	4	—	32,284	31,881
Net increase (decrease) from capital transactions	22,521,242	11,393,317	54,943,598	36,843,479
Net increase (decrease) in net assets resulting from capital transactions	19,070,014	12,957,980	95,435,610	121,882,259
Total increase (decrease) in net assets	73,772,125	(25,901,317)	199,019,583	28,837,175

NET ASSETS:
Beginning of period	401,784,401	427,685,718	488,077,375	459,240,200
End of period	$475,556,526	$401,784,401	$687,096,958	$488,077,375

Undistributed accumulated net investment income (loss) at end of year	$(575,224)	$3,812,624	$(1,607,306)	$5,593,024

The accompanying notes are an integral part of these financial statements.	(continued on p. 123)

128	AQR Funds	Annual Report	December 2012

Statements of Changes in Net Assets	December 31, 2012

	AQR GLOBAL EQUITY FUND		AQR INTERNATIONAL EQUITY FUND
	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED DECEMBER 31, 2011
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	210,532	167,896	16,066,790	8,227,394
Shares sold	25,557	226,766	6,218,133	9,343,360
Shares issued on reinvestment of distributions	7,336	5,184	524,610	492,270
Shares redeemed	(188,229)	(189,314)	(3,575,967)	(1,996,234)
Shares outstanding, end of period	55,196	210,532	19,233,566	16,066,790
CLASS N
Shares outstanding, beginning of period	202,461	136,540	133,174	138,711
Shares sold	6,817	100,038	1,698,841	9,129
Shares issued on reinvestment of distributions	6,690	3,692	43,639	3,388
Shares redeemed	(170,239)	(37,809)	(383,091)	(18,054)
Shares outstanding, end of period	45,729	202,461	1,492,563	133,174
CLASS Y
Shares outstanding, beginning of period	39,780,661	38,596,429	38,834,729	34,152,071
Shares sold	—	525	4,631,152	5,482,006
Shares issued on reinvestment of distributions	2,080,881	1,183,707	1,436,495	1,296,340
Shares redeemed	(62,667)	—	(594,035)	(2,095,688)
Shares outstanding, end of period	41,798,875	39,780,661	44,308,341	38,834,729

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	129

Statements of Changes in Net Assets	December 31, 2012

	AQR EMERGING DEFENSIVE EQUITY FUND	AQR INTERNATIONAL DEFENSIVE EQUITY FUND
	FOR THE PERIOD 7/09/12*-12/31/12	FOR THE PERIOD 7/09/12*-12/31/12
OPERATIONS:
Net investment income (loss)	$49,290	$33,252
Net realized gain (loss)	3,764	16,279
Net change in unrealized appreciation (depreciation)	511,724	244,382
Net increase (decrease) in net assets resulting from operations	564,778	293,913

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(34,222)	(26,339)
Class N	(9,990)	(3,918)
Total	(44,212)	(30,257)
Net realized gain:
Class I	(11,427)	(16,369)
Class N	(4,811)	(4,353)
Total	(16,238)	(20,722)
Total distributions	(60,450)	(50,979)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	5,666,656	7,216,220
Reinvestment of distributions	45,649	42,708
Cost of shares redeemed	(689,457)	(2,065,477)
Net increase (decrease) from capital transactions	5,022,848	5,193,451
CLASS N
Proceeds from shares sold	1,857,059	1,791,100
Reinvestment of distributions	14,801	8,271
Cost of shares redeemed	(192,516)	(1,019,455)
Net increase (decrease) from capital transactions	1,679,344	779,916
Net increase (decrease) in net assets resulting from capital transactions	6,702,192	5,973,367
Total increase (decrease) in net assets	7,206,520	6,216,301

NET ASSETS:
Beginning of period	—	—
End of period	$7,206,520	$6,216,301

Undistributed accumulated net investment income (loss) at end of year	$4,259	$(143)

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	—	—
Shares sold	556,121	693,168
Shares issued on reinvestment of distributions	4,278	4,014
Shares redeemed	(65,560)	(194,434)
Shares outstanding, end of period	494,839	502,748
CLASS N
Shares outstanding, beginning of period	—	—
Shares sold	181,889	174,715
Shares issued on reinvestment of distributions	1,386	776
Shares redeemed	(18,256)	(95,948)
Shares outstanding, end of period	165,019	79,543

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

130	AQR Funds	Annual Report	December 2012

Statements of Changes in Net Assets	December 31, 2012

	AQR U.S. DEFENSIVE EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND
	FOR THE PERIOD 7/09/12*-12/31/12	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income (loss)	$44,795	$18,967,706	$18,776,535
Net realized gain (loss)	(2,179)	61,270,840	13,987,344
Net change in unrealized appreciation (depreciation)	33,443	(11,053,088)	(21,424,340)
Net increase (decrease) in net assets resulting from operations	76,059	69,185,458	11,339,539

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(40,855)	(20,054,461)	(11,719,651)
Class N	(1,691)	(6,424,707)	(3,932,191)
Total	(42,546)	(26,479,168)	(15,651,842)
Net realized gain:
Class I	(4,695)	(8,252,742)	(35,178,186)
Class N	(316)	(3,609,101)	(16,128,531)
Total	(5,011)	(11,861,843)	(51,306,717)
Total distributions	(47,557)	(38,341,011)	(66,958,559)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	8,863,968	1,015,619,538	1,014,567,810
Reinvestment of distributions	45,549	24,177,205	41,800,931
Cost of shares redeemed	(1,076,018)	(765,520,230)	(385,285,948)
Net increase (decrease) from capital transactions	7,833,499	274,276,513	671,082,793
CLASS N
Proceeds from shares sold	1,421,979	313,184,408	452,133,887
Reinvestment of distributions	2,007	9,826,792	19,853,899
Cost of shares redeemed	(1,023,257)	(222,575,477)	(185,908,766)
Redemption fees	—	—	58
Net increase (decrease) from capital transactions	400,729	100,435,723	286,079,078
Net increase (decrease) in net assets resulting from capital transactions	8,234,228	374,712,236	957,161,871
Total increase (decrease) in net assets	8,262,730	405,556,683	901,542,851

NET ASSETS:
Beginning of period	—	2,108,538,641	1,206,995,790
End of period	$8,262,730	$2,514,095,324	$2,108,538,641

Undistributed accumulated net investment income (loss) at end of year	$5,727	$417,982	$(1,386,575)

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	—	133,778,788	73,942,810
Shares sold	872,439	91,852,169	90,365,152
Shares issued on reinvestment of distributions	4,479	2,195,928	3,838,469
Shares redeemed	(105,346)	(69,137,888)	(34,367,643)
Shares outstanding, end of period	771,572	158,688,997	133,778,788
CLASS N
Shares outstanding, beginning of period	—	60,071,714	34,430,118
Shares sold	141,350	28,441,266	40,438,007
Shares issued on reinvestment of distributions	197	894,936	1,829,852
Shares redeemed	(100,200)	(20,226,704)	(16,626,263)
Shares outstanding, end of period	41,347	69,181,212	60,071,714

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	131

Statements of Changes in Net Assets	December 31, 2012

	AQR MOMENTUM FUND			AQR SMALL CAP MOMENTUM FUND
	FOR THE YEAR ENDED DECEMBER 31, 2012		FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2012		FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income (loss)	$7,340,127		$2,522,585	$1,800,500		$227,233
Net realized gain (loss)	13,466,529		(21,841,538)	7,037,857		(5,687,386)
Net change in unrealized appreciation (depreciation)	39,530,778		7,021,965	12,331,774		1,233,553
Net increase (decrease) in net assets resulting from operations	60,337,434		(12,296,988)	21,170,131		(4,226,600)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	(7,610,158)		(2,025,248)	(1,541,164)		(150,004)
Total	(7,610,158)		(2,025,248)	(1,541,164)		(150,004)
Net realized gain:
Class L	—		(566,418)	—		(713,111)
Total	—		(566,418)	—		(713,111)
Total distributions	(7,610,158)		(2,591,666)	(1,541,164)		(863,115)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	231,326,342		234,799,847	50,077,757		69,908,520
Reinvestment of distributions	7,604,346		2,589,299	1,537,931		860,975
Cost of shares redeemed	(104,299,857)		(44,238,993)	(26,009,044)		(19,650,773)
Redemption fees	—		2,432	—		765
Net increase (decrease) from capital transactions	134,630,831		193,152,585	25,606,644		51,119,487
CLASS N
Proceeds from shares sold	58,966,793	(a)	—	10,000	(a)	—
Cost of shares redeemed	(216,871)	(a)	—	—		—
Net increase (decrease) from capital transactions	58,749,922		—	10,000		—
Net increase (decrease) in net assets resulting from capital transactions	193,380,753		193,152,585	25,616,644		51,119,487
Total increase (decrease) in net assets	246,108,029		178,263,931	45,245,611		46,029,772

NET ASSETS:
Beginning of period	302,755,284		124,491,353	100,534,354		54,504,582
End of period	$548,863,313		$302,755,284	$145,779,965		$100,534,354

Undistributed accumulated net investment income (loss) at end of year	$227,113		$716,277	$146,099		$30,383

CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	21,793,766		8,646,886	7,238,497		3,788,903
Shares sold	14,895,037		16,107,289	3,211,497		4,790,883
Shares issued on reinvestment of distributions	481,898		192,513	97,153		63,354
Shares redeemed	(6,629,193)		(3,152,922)	(1,675,370)		(1,404,643)
Shares outstanding, end of period	30,541,508		21,793,766	8,871,777		7,238,497
CLASS N
Shares outstanding, beginning of period	—	(a)	—	—	(a)	—
Shares sold	3,652,468		—	622		—
Shares redeemed	(13,610)		—	—		—
Shares outstanding, end of period	3,638,858		—	622		—

(a)	Commencement of offering class of shares effective December 17, 2012.

The accompanying notes are an integral part of these financial statements.

132	AQR Funds	Annual Report	December 2012

Statements of Changes in Net Assets	December 31, 2012

	AQR INTERNATIONAL MOMENTUM FUND			AQR TAX-MANAGED MOMENTUM FUND
	FOR THE YEAR ENDED DECEMBER 31, 2012		FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE PERIOD 1/27/12*-12/31/12
OPERATIONS:
Net investment income (loss)	$2,524,674		$1,671,768	$55,098
Net realized gain (loss)	1,155,067		(12,171,592)	20,369
Net change in unrealized appreciation (depreciation)	13,708,882		(3,162,121)	290,968
Net increase (decrease) in net assets resulting from operations	17,388,623		(13,661,945)	366,435

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	(2,965,770)		(1,944,737)	(58,114)
Total	(2,965,770)		(1,944,737)	(58,114)
Net realized gain:
Class L	—		—	(35,669)
Total	—		—	(35,669)
Total distributions	(2,965,770)		(1,944,737)	(93,783)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	54,777,235		57,657,994	5,727,135
Reinvestment of distributions	2,965,195		1,943,164	93,783
Cost of shares redeemed	(21,716,680)		(28,862,650)	(52,741)
Redemption fees	—		1,706	—
Net increase (decrease) from capital transactions	36,025,750		30,740,214	5,768,177
CLASS N
Proceeds from shares sold	11,000(a)		—	10,000(a)
Net increase (decrease) from capital transactions	11,000		—	10,000
Net increase (decrease) in net assets resulting from capital transactions	36,036,750		30,740,214	5,778,177
Total increase (decrease) in net assets	50,459,603		15,133,532	6,050,829

NET ASSETS:
Beginning of period	77,224,911		62,091,379	—
End of period	$127,684,514		$77,224,911	$6,050,829

Undistributed accumulated net investment income (loss) at end of year	$(313,735)		$92,674	$3,454

CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	6,789,578		4,559,775	—
Shares sold	4,490,971		4,299,973	538,821
Shares issued on reinvestment of distributions	229,327		176,171	8,557
Shares redeemed	(1,752,825)		(2,246,341)	(4,735)
Shares outstanding, end of period	9,757,051		6,789,578	542,643
CLASS N
Shares outstanding, beginning of period	—	(a)	—	—	(a)
Shares sold	849		—	899
Shares outstanding, end of period	849		—	899

*	Commencement of operations.
(a)	Commencement of offering class of shares effective December 17, 2012.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	133

Statements of Changes in Net Assets	December 31, 2012

	AQR TAX-MANAGED SMALL CAP MOMENTUM FUND		AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND
	FOR THE PERIOD 1/27/12*-12/31/12		FOR THE PERIOD 1/27/12*-12/31/12
OPERATIONS:
Net investment income (loss)	$46,220		$80,248
Net realized gain (loss)	14,572		24,701
Net change in unrealized appreciation (depreciation)	272,089		512,452
Net increase (decrease) in net assets resulting from operations	332,881		617,401

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	(43,740)		(91,118)
Total	(43,740)		(91,118)
Net realized gain:
Class L	—		(8,768)
Total	—		(8,768)
Total distributions	(43,740)		(99,886)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	3,103,895		5,127,939
Reinvestment of distributions	43,740		99,886
Cost of shares redeemed	(1,566)		(6,508)
Net increase (decrease) from capital transactions	3,146,069		5,221,317
CLASS N
Proceeds from shares sold	10,000	(a)	10,000	(a)
Net increase (decrease) from capital transactions	10,000		10,000
Net increase (decrease) in net assets resulting from capital transactions	3,156,069		5,231,317
Total increase (decrease) in net assets	3,445,210		5,748,832

NET ASSETS:
Beginning of period	—		—
End of period	$3,445,210		$5,748,832

Undistributed accumulated net investment income (loss) at end of year	$3,863		$(14,184)

CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	—		—
Shares sold	304,030		502,067
Shares issued on reinvestment of distributions	4,069		8,983
Shares redeemed	(146)		(585)
Shares outstanding, end of period	307,953		510,465
CLASS N
Shares outstanding, beginning of period	—	(a)	—	(a)
Shares sold	917		898
Shares outstanding, end of period	917		898

*	Commencement of operations.
(a)	Commencement of offering class of shares effective December 17, 2012.

The accompanying notes are an integral part of these financial statements.

134	AQR Funds	Annual Report	December 2012

Statement of Cash Flows	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$69,185,458
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) in operating activities:
Payments to purchase securities	(4,889,645,085)
Payments to cover short securities	(2,195,436,494)
Proceeds from securities sold short	1,605,375,462
Proceeds from sale of securities	5,106,583,472
Realized gain on investments in securities	(227,266,846)
Realized loss on securities sold short and written options	116,378,865
Change in unrealized appreciation on investments in securities	(32,163,707)
Change in unrealized depreciation on securities sold short and written options	52,887,723
Accretion of bond discount	(755,866)
Increases in operating assets:
Due from brokers	60,184,678
Unrealized appreciation on forward foreign currency exchange contracts	939,967
Swaps, at value	10,069,849
Unrealized appreciation on futures contracts	(821,534)
Receivable for securities sold	41,430,379
Foreign tax reclaim	(27,944)
Dividends and interest	3,724,748
Prepaid expenses	(8,627)
Decreases in operating liabilities
Due to broker	(1,640,000)
Unrealized depreciation on forward foreign currency exchange contracts	1,332,581
Swaps, at value	5,453,134
Unrealized depreciation on futures contracts	(1,187,460)
Payable for securities purchased	(29,718,028)
Collateral received on securities loaned	(524,149)
Accrued Investment advisory fees	800,120
Accrued Distribution fees — Class N	23,484
Dividends on securities sold short	(337,372)
Other accrued expenses	(138,628)
Net cash used in operating activities	$(305,301,820)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	1,327,927,310
Payments on shares redeemed	(984,683,968)
Cash distributions paid	(4,337,014)
Net cash provided by financing activities	$338,906,328
Net change in cash	33,604,508
Cash, beginning of year	1,117,766
Cash, end of year	$34,722,274

Supplemental disclosure of cash flow information:

Cash paid during the year for interest in the amount of $7,086,808.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	135

Financial Highlights	December 31, 2012

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR GLOBAL EQUITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$9.99	0.20	1.69	1.89	(0.29)	(0.24)	(0.53)
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$10.97	0.21	(0.95)	(0.74)	(0.11)	(0.13)	(0.24)
FOR THE YEAR ENDED DECEMBER 31, 2010[5]	$10.00	0.16	1.25	1.41	(0.36)	(0.08)	(0.44)
AQR GLOBAL EQUITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$9.97	0.16	1.70	1.86	(0.27)	(0.24)	(0.51)
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$10.97	0.16	(0.94)	(0.78)	(0.09)	(0.13)	(0.22)
FOR THE YEAR ENDED DECEMBER 31, 2010†,5	$10.00	0.13	1.25	1.38	(0.33)	(0.08)	(0.41)
AQR GLOBAL EQUITY FUND CLASS Y
FOR THE YEAR ENDED DECEMBER 31, 2012†,5	$10.00	0.24	1.70	1.94	(0.35)	(0.24)	(0.59)
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$10.99	0.24	(0.94)	(0.70)	(0.16)	(0.13)	(0.29)
FOR THE YEAR ENDED DECEMBER 31, 2010[5]	$10.00	0.18	1.27	1.45	(0.38)	(0.08)	(0.46)
AQR INTERNATIONAL EQUITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$8.60	0.20	1.76	1.96	(0.32)	—	(0.32)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$10.45	0.21	(1.78)	(1.57)	(0.21)	(0.07)	(0.28)
FOR THE YEAR ENDED DECEMBER 31, 2010†,5	$9.78	0.16	0.84	1.00	(0.24)	(0.09)	(0.33)
FOR THE PERIOD ENDED 9/30/09[6]—12/31/09†,5	$10.00	(0.01)	0.22	0.21	(0.14)	(0.29)	(0.43)
AQR INTERNATIONAL EQUITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$8.76	0.19	1.76	1.95	(0.28)	—	(0.28)
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$10.61	0.20	(1.83)	(1.63)	(0.15)	(0.07)	(0.22)
FOR THE YEAR ENDED DECEMBER 31, 2010[5]	$9.91	0.14	0.88	1.02	(0.23)	(0.09)	(0.32)
FOR THE PERIOD ENDED 9/30/09[6]—12/31/09[5]	$10.00	—	0.20	0.20	—	(0.29)	(0.29)
AQR INTERNATIONAL EQUITY FUND CLASS Y
FOR THE YEAR ENDED DECEMBER 31, 2012†,5	$8.98	0.25	1.83	2.08	(0.35)	—	(0.35)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$10.89	0.28	(1.88)	(1.60)	(0.24)	(0.07)	(0.31)
FOR THE YEAR ENDED DECEMBER 31, 2010†,5	$10.16	0.20	0.89	1.09	(0.27)	(0.09)	(0.36)
FOR THE PERIOD ENDED 8/28/09[8]—12/31/09†,5	$10.00	0.03	0.57	0.60	(0.15)	(0.29)	(0.44)
AQR EMERGING DEFENSIVE EQUITY FUND CLASS I
FOR THE PERIOD ENDED 7/09/12[8]—12/31/12[5]	$10.00	0.10	0.94	1.04	(0.09)	(0.03)	(0.12)
AQR EMERGING DEFENSIVE EQUITY FUND CLASS N
FOR THE PERIOD ENDED 7/09/12[8]—12/31/12[5]	$10.00	0.08	0.94	1.02	(0.06)	(0.03)	(0.09)
AQR INTERNATIONAL DEFENSIVE EQUITY FUND CLASS I
FOR THE PERIOD ENDED 7/09/12[8]—12/31/12[5]	$10.00	0.10	0.67	0.77	(0.06)	(0.04)	(0.10)
AQR INTERNATIONAL DEFENSIVE EQUITY FUND CLASS N
FOR THE PERIOD ENDED 7/09/12[8]—12/31/12[5]	$10.00	0.08	0.68	0.76	(0.03)	(0.04)	(0.07)
*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	Commencement of offering of shares.
7	The ratio is not representative of what the ratio would be if the Fund class had operated for a longer period of time. Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
8	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

136	AQR Funds	Annual Report	December 2012

Financial Highlights	December 31, 2012

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$11.35	18.95%	$626,448	0.95%	0.94%	1.41%	1.83%	87%
$9.99	(6.68)%	$2,102,815	0.96%	0.95%	2.03%	1.90%	59%
$10.97	14.12%	$1,841,838	0.79%	0.79%	0.79%	1.41%	72%

$11.32	18.67%	$517,504	1.25%	1.24%	1.87%	1.51%	87%
$9.97	(7.03)%	$2,019,253	1.27%	1.26%	3.22%	1.46%	59%
$10.97	13.83%	$1,497,723	1.10%	1.10%	1.10%	1.28%	72%

$11.35	19.45%	$474,412,574	0.51%	0.50%	0.51%	2.24%	87%
$10.00	(6.22)%	$397,662,333	0.52%	0.51%	0.52%	2.21%	59%
$10.99	14.54%	$424,346,157	0.50%	0.50%	0.71%	1.81%	72%

$10.24	22.87%	$196,971,397	0.91%	0.90%	0.91%	2.17%	74%
$8.60	(15.00)%	$138,229,387	0.94%	0.93%	0.94%	2.13%	60%
$10.45	10.40%	$85,968,655	0.90%	0.90%	1.03%	1.72%	93%
$9.78	2.20%	$44,016,038	0.90%	0.90%	1.01%	(0.47)%	29%

$10.43	22.41%	$15,561,822	1.28%	1.27%	1.28%	2.00%	74%
$8.76	(15.27)%	$1,166,515	1.35%	1.34%	2.18%	1.96%	60%
$10.61	10.40%	$1,472,368	1.25%	1.25%	3.50%	1.51%	93%
$9.91	2.04%	$5,785	1.25%	1.25%	472.86%[7]	(0.07)%	29%

$10.71	23.26%	$474,563,739	0.56%	0.55%	0.56%	2.52%	74%
$8.98	(14.66)%	$348,681,473	0.58%	0.57%	0.58%	2.63%	60%
$10.89	10.84%	$371,799,177	0.55%	0.55%	0.77%	2.02%	93%
$10.16	6.08%	$360,491,107	0.55%	0.55%	0.98%	0.99%	29%

$10.92	10.39%	$5,402,251	1.15%	1.15%	4.14%	1.92%	38%

$10.93	10.22%	$1,804,269	1.40%	1.40%	5.41%	1.67%	38%

$10.67	7.69%	$5,366,031	0.90%	0.90%	5.00%	1.91%	81%

$10.69	7.62%	$850,270	1.15%	1.15%	6.96%	1.61%	81%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	137

Financial Highlights	December 31, 2012

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR U.S. DEFENSIVE EQUITY FUND CLASS I
FOR THE PERIOD ENDED 7/09/12[8]—12/31/12[5]	$10.00	0.14	[10]	0.10	0.24	(0.07)	(0.01)	(0.08)
AQR U.S. DEFENSIVE EQUITY FUND CLASS N
FOR THE PERIOD ENDED 7/09/12[8]—12/31/12[5]	$10.00	0.08	[10]	0.15	0.23	(0.04)	(0.01)	(0.05)
AQR DIVERSIFIED ARBITRAGE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$10.89	0.10	[10]	0.24	0.34	(0.13)	(0.05)	(0.18)
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$11.15	0.13		(0.02)	0.11	(0.09)	(0.28)	(0.37)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$10.80	0.06		0.46	0.52	(0.04)	(0.13)	(0.17)
FOR THE PERIOD ENDED 1/15/09[8]—12/31/09†,5	$10.00	0.13		0.79	0.92	(0.03)	(0.09)	(0.12)
AQR DIVERSIFIED ARBITRAGE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$10.85	0.06	[10]	0.24	0.30	(0.09)	(0.05)	(0.14)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$11.12	0.10		(0.02)	0.08	(0.07)	(0.28)	(0.35)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$10.78	0.05		0.43	0.48	(0.01)	(0.13)	(0.14)
FOR THE PERIOD ENDED 1/15/09[8]—12/31/09†,5	$10.00	0.10		0.79	0.89	(0.02)	(0.09)	(0.11)
AQR MOMENTUM FUND CLASS L
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$13.89	0.26	[10]	2.16	2.42	(0.25)	—	(0.25)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$14.40	0.15		(0.54)	(0.39)	(0.09)	(0.03)	(0.12)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$12.19	0.06		2.21	2.27	(0.02)	(0.04)	(0.06)
FOR THE PERIOD ENDED 7/09/09[8]—12/31/09†,5	$10.00	0.07		2.48	2.55	(0.05)	(0.31)	(0.36)
AQR MOMENTUM FUND CLASS N
FOR THE PERIOD ENDED 12/17/12[6]—12/31/12[5]	$16.02	0.01	[10]	0.02	0.03	—	—	—
AQR SMALL CAP MOMENTUM FUND CLASS L
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$13.89	0.22	[10]	2.50	2.72	(0.18)	—	(0.18)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$14.39	0.04		(0.42)	(0.38)	(0.02)	(0.10)	(0.12)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$11.40	0.03		3.13	3.16	(0.03)	(0.14)	(0.17)
FOR THE PERIOD ENDED 7/09/09[8]—12/31/09†,5	$10.00	0.04		2.06	2.10	(0.03)	(0.67)	(0.70)
AQR SMALL CAP MOMENTUM FUND CLASS N
FOR THE PERIOD ENDED 12/17/12[6]—12/31/12[5]	$16.09	0.02	[10]	0.32	0.34	—	—	—
*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	Commencement of offering of shares.
7	The ratio is not representative of what the ratio would be if the Fund class had operated for a longer period of time. Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
8	Commencement of operations.
9	For the year ended December 31, 2010, the Advisor contributed $544,199 into the Fund to compensate the Fund for a loss incurred due to trade processing errors. The impact of the Advisor’s contribution increased the total return by 0.08%.

The accompanying notes are an integral part of these financial statements.

138	AQR Funds	Annual Report	December 2012

Financial Highlights	December 31, 2012

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$10.16	2.34%	$7,841,840	0.75%	0.75%	3.90%	2.90%[10]	141%

$10.18	2.29%	$420,890	1.00%	1.00%	9.36%	1.70%[10]	141%

$11.05	3.13%	$1,752,723,858	2.30%	1.21%	2.32%	0.88%[10]	312%
$10.89	0.99%	$1,456,748,122	2.75%	1.20%	2.84%	1.18%	298%
$11.15	4.81%[9]	$824,237,659	2.59%	1.20%	2.62%	1.13%	361%
$10.80	9.24%	$160,026,814	2.46%	1.20%	3.25%	1.30%	482%

$11.01	2.83%	$761,371,466	2.62%	1.52%	2.62%	0.57%[10]	312%
$10.85	0.68%	$651,790,519	3.05%	1.50%	3.08%	0.89%	298%
$11.12	4.52%[9]	$382,758,131	2.89%	1.50%	2.92%	0.85%	361%
$10.78	8.88%	$79,054,890	2.69%	1.50%	3.42%	0.98%	482%

$16.06	17.49%	$490,441,577	0.50%	0.49%	0.58%	1.69%[10]	68%
$13.89	(2.68)%	$302,755,284	0.50%	0.49%	0.67%	1.07%	162%
$14.40	18.60%	$124,491,353	0.49%	0.49%	0.98%	1.37%	180%
$12.19	25.58%	$6,932,575	0.49%	0.49%	5.08%	1.23%	163%

$16.05	0.19%	$58,421,736	0.75%	0.74%	0.82%	1.19%[10]	68%

$16.43	19.62%	$145,769,751	0.66%	0.65%	0.72%	1.44%[10]	73%
$13.89	(2.62)%	$100,534,354	0.66%	0.65%	0.85%	0.26%	121%
$14.39	27.69%	$54,504,582	0.65%	0.65%	1.85%	0.66%	380%
$11.40	21.24%	$3,239,605	0.65%	0.65%	7.53%	0.65%	136%

$16.43	2.11%	$10,214	0.90%	0.90%	135.33%[7]	3.36%[10]	73%
10	For the year ended December 31, 2012 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR U.S. Defensive Equity Fund—Class I	$0.11	2.58%
AQR U.S. Defensive Equity Fund—Class N	0.05	1.38
AQR Diversified Arbitrage Fund—Class I	0.08	0.73
AQR Diversified Arbitrage Fund—Class N	0.04	0.42
AQR Momentum Fund—Class L	0.24	1.57
AQR Momentum Fund—Class N	0.01	1.07
AQR Small Cap Momentum Fund—Class L	0.15	1.01
AQR Small Cap Momentum Fund—Class N	0.02	2.93

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	139

Financial Highlights	December 31, 2012

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR INTERNATIONAL MOMENTUM FUND CLASS L
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$11.37	0.29		1.74	2.03	(0.31)	—	(0.31)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$13.62	0.29		(2.26)	(1.97)	(0.28)	—	(0.28)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$11.98	0.08		1.62	1.70	(0.05)	(0.01)	(0.06)
FOR THE PERIOD ENDED 7/09/09[8]—12/31/09†,5	$10.00	0.04		2.26	2.30	(0.09)	(0.23)	(0.32)
AQR INTERNATIONAL MOMENTUM FUND CLASS N
FOR THE PERIOD ENDED 12/17/12[6]—12/31/12[5]	$12.95	—		0.13	0.13	—	—	—
AQR TAX-MANAGED MOMENTUM FUND CLASS L
FOR THE PERIOD ENDED 1/27/12[8]—12/31/12[5]	$10.00	0.19	[9]	1.17	1.36	(0.14)	(0.09)	(0.23)
AQR TAX-MANAGED MOMENTUM FUND CLASS N
FOR THE PERIOD ENDED 12/17/12[6]—12/31/12[5]	$11.12	0.01	[9]	—	0.01	—	—	—
AQR TAX-MANAGED SMALL CAP MOMENTUM FUND CLASS L
FOR THE PERIOD ENDED 1/27/12[8]—12/31/12[5]	$10.00	0.19	[9]	1.11	1.30	(0.15)	—	(0.15)
AQR TAX-MANAGED SMALL CAP MOMENTUM FUND CLASS N
FOR THE PERIOD ENDED 12/17/12[6]—12/31/12[5]	$10.91	0.02	[9]	0.22	0.24	—	—	—
AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND CLASS L
FOR THE PERIOD ENDED 1/27/12[8]—12/31/12[5]	$10.00	0.23		1.22	1.45	(0.19)	(0.02)	(0.21)
AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND CLASS N
FOR THE PERIOD ENDED 12/17/12[6]—12/31/12[5]	$11.14	—		0.10	0.10	—	—	—
*	Annualized for periods less than one year.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	Commencement of offering of shares.
7	The ratio is not representative of what the ratio would be if the Fund class had operated for a longer period of time. Certain non-recurring expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
8	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

140	AQR Funds	Annual Report	December 2012

Financial Highlights	December 31, 2012

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$13.09	17.92%	$127,673,412	0.66%	0.65%	0.80%	2.41%	116%
$11.37	(14.42)%	$77,224,911	0.66%	0.65%	0.97%	2.23%	203%
$13.62	14.20%	$62,091,379	0.65%	0.65%	1.46%	1.44%	269%
$11.98	23.08%	$29,762,053	0.65%	0.65%	2.22%	0.63%	160%

$13.08	1.00%	$11,102	0.90%	0.90%	132.42%[7]	0.25%	116%

$11.13	13.67%	$6,040,821	0.55%	0.54%	4.57%	1.89%[9]	93%

$11.13	0.09%	$10,008	0.79%	0.79%	15.32%[7]	2.41%[9]	93%

$11.15	13.01%	$3,434,992	0.71%	0.70%	5.77%	1.91%[9]	93%

$11.15	2.20%	$10,218	0.95%	0.95%	12.32%[7]	4.19%[9]	93%

$11.24	14.46%	$5,738,743	0.71%	0.70%	5.28%	2.38%	131%

$11.24	0.90%	$10,089	0.95%	0.95%	15.82%[7]	0.15%	131%
9	For the year ended December 31, 2012 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Tax-Managed Momentum Fund—Class L	$0.17	1.76%
AQR Tax-Managed Momentum Fund—Class N	0.01	2.28
AQR Tax-Managed Small Cap Momentum Fund—Class L	0.12	1.26
AQR Tax-Managed Small Cap Momentum Fund—Class N	0.02	3.54

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	141

Notes to Financial Statements	December 31, 2012

1. Organization

AQR Funds (the “Trust”), organized as a Delaware statutory trust on September 4, 2008, is an open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2012, the Trust consists of eighteen active series, of which twelve of the active series are presented in this book and the remaining six active series are reported in a separate book, (collectively, the “Funds” and each individually a “Fund”): AQR Global Equity Fund, AQR International Equity Fund, AQR Emerging Defensive Equity Fund, AQR International Defensive Equity Fund, AQR U.S. Defensive Equity Fund, AQR Diversified Arbitrage Fund, , AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund. AQR Capital Management, LLC (“the Advisor”) serves as the investment advisor of each Fund. The Advisor has retained CNH Partners, LLC (“the Sub-Advisor”), an affiliate of the Advisor, to serve as an investment sub-advisor to the AQR Diversified Arbitrage Fund.

The investment objective of the AQR Global Equity Fund is to seek long-term capital appreciation. The principal investment strategies of the AQR Global Equity Fund include seeking to outperform, after expenses, the MSCI World Index (the “Global Equity Benchmark”) while seeking to control its tracking error relative to this benchmark. The Global Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. The Fund offers Class I, Class N and Class Y shares.

The investment objective of the AQR International Equity Fund is to seek long-term capital appreciation. The principal investment strategies of the AQR International Equity Fund include seeking to outperform, after expenses, the MSCI EAFE Index (the “International Equity Benchmark”) while seeking to control its tracking error relative to this benchmark. The International Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada. The Fund offers Class I, Class N and Class Y shares.

The investment objective of the AQR Emerging Defensive Equity Fund is to seek total return. The Fund pursues a “defensive” strategy that provides exposure to emerging stock markets. The Fund seeks to invest in lower beta stocks of companies with stable businesses, high profitability, low operating and financial leverage, lower earnings-per-share variability and other measures of quality. These stocks generally are less volatile than the market average, and are expected to produce higher risk adjusted returns over a full market cycle than market indexes. The Fund offers Class I and Class N shares.

The investment objective of the AQR International Defensive Equity Fund is to seek total return. The Fund pursues a “defensive” strategy that provides exposure to international stock markets. The Fund seeks to invest in lower beta stocks of companies with stable businesses, high profitability, low operating and financial leverage, lower earnings-per-share variability and other measures of quality. These stocks generally are less volatile than the market average, and are expected to produce higher risk adjusted returns over a full market cycle than market indexes. The Fund offers Class I and Class N shares.

The investment objective of the AQR U.S. Defensive Equity Fund is to seek total return. The Fund pursues a “defensive” strategy that provides exposure the U.S. stock market. The Fund seeks to invest in lower beta stocks of companies with stable businesses, high profitability, low operating and financial leverage, lower earnings-per-share variability and other measures of quality. These stocks generally are less volatile than the market average, and are expected to produce higher risk adjusted returns over a full market cycle than market indexes. The Fund offers Class I and Class N shares.

The investment objective of the AQR Diversified Arbitrage Fund is to seek positive absolute returns. The principal investment strategies of the AQR Diversified Arbitrage Fund include seeking to outperform, after expenses, the BofA Merrill Lynch 3-Month Treasury Bill Index (the “Absolute Return Benchmark”) using arbitrage and alternative investment strategies such as merger arbitrage, convertible arbitrage, other forms of arbitrage (including, but not limited to, when-issued trading arbitrage, stub-trading arbitrage and dual-class arbitrage) and other types of non-arbitrage alternative investment strategies. The Fund offers Class I and Class N shares.

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The investment objective of the AQR Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, and depositary receipts) of large and mid-sized companies traded on a principal U.S. exchange or over-the-counter market that the Advisor determines to have positive momentum. The Advisor considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe at the time of purchase. The Fund offers Class L and Class N shares.

The investment objective of the AQR Small Cap Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and depositary receipts) of small cap companies traded on a principal U.S. exchange or over-the-counter market that the Advisor determines to have positive momentum. The Fund offers Class L and Class N shares.

The investment objective of the AQR International Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and depositary receipts) of non-U.S. companies that the Advisor determines to have positive momentum. The Fund offers Class L and Class N shares.

The investment objective of the AQR Tax-Managed Momentum Fund is to seek long-term after-tax capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange traded funds, equity index futures, and depositary receipts) of large and mid-sized companies traded on a principal U.S. exchange or over-the-counter market that the Advisor determines to have positive momentum. The Fund is designed to have lower distributions of realized capital gains, in particular, emphasizing smaller short-term capital gains as opposed to funds that do not focus on tax efficiency. Some of the strategies the Fund may utilize to do this include: deferring the realizations of capital gains thereby moving potential short-term capital gains into long-term capital gains, harvesting losses to offset realized gains, attempting to generate short-term losses, and limiting portfolio turnover that may result in taxable gains. The Fund offers Class L and Class N shares.

The investment objective of the AQR Tax-Managed Small Cap Momentum Fund is to seek long-term after-tax capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange traded funds, equity index futures, and depositary receipts) of small cap companies traded on a principal U.S. exchange or over-the-counter market that the Advisor determines to have positive momentum. The Fund is designed to have lower distributions of realized capital gains, in particular, emphasizing smaller short-term capital gains as opposed to funds that do not focus on tax efficiency. Some of the strategies the Fund may utilize to do this include: deferring the realizations of capital gains thereby moving potential short-term capital gains into long-term capital gains, harvesting losses to offset realized gains, attempting to generate short-term losses, and limiting portfolio turnover that may result in taxable gains. The Fund offers Class L and Class N shares.

The investment objective of the AQR Tax-Managed International Momentum Fund is to seek long-term after-tax capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange traded funds, equity index futures, and depositary receipts) of non-U.S. companies that the Advisor determines to have positive momentum. The Fund is designed to have lower distributions of realized capital gains, in particular, emphasizing smaller short-term capital gains as opposed to funds that do not focus on tax efficiency. Some of the strategies the Fund may utilize to do this include: deferring the realizations of capital gains thereby moving potential short-term capital gains into long-term capital gains, harvesting losses to offset realized gains, attempting to generate short-term losses, and limiting portfolio turnover that may result in taxable gains. The Fund offers Class L and Class N shares.

2. Significant Accounting Policies

The following summarizes the significant accounting policies of the Funds:

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and such differences could be material.

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Notes to Financial Statements	December 31, 2012

Valuation of Investments: Each Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the NYSE (normally 4:00 p.m. Eastern time). Equity securities, including securities sold short and warrants, are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades. The value of securities listed on the NASDAQ shall generally be the NASDAQ Official Closing Price. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing to international securities traded outside of North America on a daily basis utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Funds calculate their net asset value. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise at the last quoted bid price (in the case of short sales, at the ask price). Bonds are valued using the latest bid prices or evaluated quotes furnished by independent pricing services. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices, yields, maturities and ratings and are not necessarily reliant on quoted prices. The Funds value debt securities maturing less than 61 days from the date of purchase at amortized cost, which approximates market value. The value of futures contracts purchased and sold by the Funds is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current settlement prices. Futures and options contracts are valued at the last quoted sales price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. Prices of futures contracts are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. Exchange-Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price. Total return swap contracts are valued at fair value, based on the price of the underlying referenced instrument. Credit default swaps are valued daily primarily using independent pricing services or market makers.

The Funds may use pricing services to obtain readily available market quotations. Where market quotations are not readily available, or if an available market quotation is determined not to reflect fair value, a security will be valued based on its fair value as determined in accordance with the valuation procedures approved by the Funds’ Board of Trustees, which may include the use of proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed, these differences could be material.

Loan Participations and Assignments: The Diversified Arbitrage Fund invests in loan participations and assignments. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when the Fund purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the loan may not be utilized by the borrower. These types of investments may include standby financing commitments, such as revolving credit facilities, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

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Convertible Securities: The Funds invest in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in a convertible security, the Funds may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The Funds may attempt to hedge some of their investments in convertible debt securities by selling short the issuer’s common stock.

Short Sales: The AQR Diversified Arbitrage Fund sells securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that they may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedules of Investments. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amount of fees of $4,429,088, incurred by the Diversified Arbitrage Fund is included in dividend and interest on securities sold short in the Statements of Operations.

Futures Contracts: The Funds invest in futures contracts. The Funds invest in futures in order to hedge their investments or equitize their cash flows against fluctuations in value caused by changes in prevailing interest rates or market conditions. Investments in futures may increase or decrease exposure to a particular market. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Funds, the Funds may not be entitled to the return of all of the margin owed to the Funds, potentially resulting in a loss. No monies are paid to or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments to and from the broker, will be made on a periodic basis as the price of the underlying instruments fluctuates. Changes in market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, represent the difference between the value of the contract at the time it was opened and the value at the time it was closed, and are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is presented as Due from Broker on the Statements of Assets and Liabilities. The use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the contract amount of the futures contracts. The use of short futures contracts subjects the Funds to unlimited risk of loss. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Forward Currency Contracts: The Funds buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a Fund intends to buy are denominated, when a Fund holds cash reserves

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and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. Forward currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Total Return Swap Contracts: Certain Funds invest in total return swaps to obtain exposure to the underlying referenced instrument, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Total return swap contracts are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Total return swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an total return swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Total return swaps are derivatives and their value can be very volatile. To the extent that the Advisor or Sub-Advisor, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by the Funds are recorded as realized gains or losses. Total return swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Credit Default Swap Contracts: The AQR Diversified Arbitrage Fund enters into credit default swap contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up-front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An up-front payment received by a Fund, as the protection seller, is recorded as a liability on the Fund’s Statement of Assets and Liabilities. An up-front payment made by a Fund, as the protection buyer, is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Up-front payments are amortized over the term of the contract. Periodic payments received or paid by a Fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the up-front payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, a Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, a Fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty. Where a Fund is a seller of protection, the maximum potential amount of future payments the Fund may be required to make is equal to the notional amount of the relevant credit default contract. The Fund’s risk of loss associated with these instruments may exceed their value as recorded in the Statements of Assets and Liabilities. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the Fund’s Schedule of Investments.

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value

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of swap contracts and reflect the cost of buying/selling protection, which may include up-front payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

High Yield Securities: The AQR Diversified Arbitrage Fund invests in lower-quality debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities causing greater price volatility. These instruments involve a greater risk of loss due to default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

Master Agreements: The Funds are a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted for the benefit of a Fund is held in a segregated account by a custodian of the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities and money market funds as agreed to by the Fund and the applicable counterparty. Collateral requirements are generally determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact a Fund’s future derivative activity. The Funds’ derivative assets and liabilities on the Statements of Assets and Liabilities are presented net when a legally enforceable master netting agreement exists between the Funds and a derivative counterparty.

Options: The AQR Diversified Arbitrage Fund may write and purchase put and call options from time to time. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires, the Fund realizes a gain or loss on the option to the extent of the premiums received or paid. When a Fund enters into a closing transaction, the Fund realizes a gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received. Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

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Transactions in call and put options written during the period ended December 31, 2012 for the AQR Diversified Arbitrage Fund were as follows:

	CALL OPTIONS		PUT OPTIONS
	SHARES SUBJECT TO CALL	PREMIUM	SHARES SUBJECT TO PUT	PREMIUM

Options outstanding, December 31, 2011	(2,541)	$(419,013)	—	$—
Options written	(20,609)	(3,099,692)	(3,700)	(25,900)
Options expired	18,700	3,094,312	3,700	25,900
Options exercised	464	240,800	—	—
Options outstanding, December 31, 2012	(3,986)	$(183,593)	—	$—

Securities Lending: The Funds may lend securities to brokers approved by the Advisor in order to generate additional income. Securities loaned are collateralized by cash, which is invested in various JPMorgan Money Market Funds. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time. Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Securities lending income, net on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all.

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code, as amended. If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The returns of the Funds for the prior three fiscal years, or since inception if shorter, are open for examination. As of December 31, 2012, the Funds had no examinations in progress.

The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

Securities Transactions and Investment Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Dividend income/expense is recorded on the ex-dividend date.

Allocation of Income and Expenses: In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each

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class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each Fund, such as advisory fees and registration costs. Trust level expenses are allocated among the Funds based on the ratio of average net assets or some other reasonable methodology.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, capital gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Organization and Offering Costs: Costs incurred by the AQR Emerging Defensive Equity Fund, AQR International Defensive Equity Fund, AQR U.S. Defensive Equity Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund in connection with the organization of those Funds, including professional and incorporation fees, are fully expensed by the end of the fiscal year. Offering costs, including professional fees, printing fees and the offering of the initial registration, are amortized over a period not longer than twelve months from the date the Funds commenced operations.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and the other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency and forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollar and foreign currency at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Broker: Due to/from Broker represents cash balances on deposit with the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Distributions to Shareholders: The Funds intend to declare and distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

AQR Funds	Annual Report	December 2012	149

Notes to Financial Statements	December 31, 2012

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

3. Federal Income Tax Matters

At December 31, 2012, the cost of long security positions and aggregate gross unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
AQR Global Equity Fund	$428,908,095	$57,058,965	$(10,070,322)	$46,988,643
AQR International Equity Fund	605,908,821	86,823,805	(18,816,777)	68,007,028
AQR Emerging Defensive Equity Fund	7,250,657	630,637	(120,680)	509,957
AQR International Defensive Equity Fund	6,038,978	335,711	(92,993)	242,718
AQR U.S. Defensive Equity Fund	10,000,295	160,810	(135,233)	25,577
AQR Diversified Arbitrage Fund	2,525,090,879	85,242,063	(73,222,416)	12,019,647
AQR Momentum Fund	581,463,342	66,620,463	(10,281,752)	56,338,711
AQR Small Cap Momentum Fund	167,527,265	24,593,920	(5,363,566)	19,230,354
AQR International Momentum Fund	113,364,714	17,033,771	(1,253,880)	15,779,891
AQR Tax-Managed Momentum Fund	5,099,248	398,469	(113,466)	285,003
AQR Tax-Managed Small Cap Momentum Fund	4,232,405	416,560	(145,671)	270,889
AQR Tax-Managed International Momentum Fund	5,465,416	560,640	(77,218)	483,422

The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals.

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR TAX BASIS CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	TOTAL ACCUMULATED EARNINGS
AQR Global Equity Fund	$3,463,894	$7,536,432	$47,648,540	$—	$58,648,866
AQR International Equity Fund	—	(4,938,860)	69,331,790	—	64,392,930
AQR Emerging Defensive Equity Fund	4,259	295	510,738	(5,810)	509,482
AQR International Defensive Equity Fund	4,984	—	242,775	(1,371)	246,388
AQR U.S. Defensive Equity Fund	6,403	—	25,577	—	31,980
AQR Diversified Arbitrage Fund	7,706,850	12,362,641	(20,566,414)	—	(496,923)
AQR Momentum Fund	227,113	(7,901,396)	56,338,748	—	48,664,465
AQR Small Cap Momentum Fund	176,355	1,468,009	19,230,354	—	20,874,718

150	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR TAX BASIS CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	TOTAL ACCUMULATED EARNINGS
AQR International Momentum Fund	$164,408	$(11,273,604)	$15,781,955	$—	$4,672,759
AQR Tax-Managed Momentum Fund	3,454	316	285,003	(8,540)	280,233
AQR Tax-Managed Small Cap Momentum Fund	21,262	—	270,889	—	292,151
AQR Tax-Managed International Momentum Fund	42,354	—	483,571	(1,314)	524,611

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral losses on wash sales and other book and tax differences including capital loss carryforwards, passive foreign investment companies (“PFIC”), forward foreign currency exchange contracts and swap contracts.

At December 31, 2012, the effect of permanent book/tax reclassifications resulted in increase (decrease) to the components of net assets as follows:

FUND	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN(LOSS) ON INVESTMENTS	PAID-IN CAPITAL
AQR Global Equity Fund	$(234,187)	$(13,484,432)	$13,718,619
AQR International Equity Fund	98,085	(8,084,859)	7,986,774
AQR Emerging Defensive Equity Fund	(819)	5,973	(5,154)
AQR International Defensive Equity Fund	(3,138)	6,592	(3,454)
AQR U.S. Defensive Equity Fund	3,478	—	(3,478)
AQR Diversified Arbitrage Fund	9,316,019	(9,832,510)	516,491
AQR Momentum Fund	(219,133)	219,133	—
AQR Small Cap Momentum Fund	(143,620)	158,612	(14,992)
AQR International Momentum Fund	34,687	(34,687)	—
AQR Tax-Managed Momentum Fund	6,470	1,111	(7,581)
AQR Tax-Managed Small Cap Momentum Fund	1,383	1,627	(3,010)
AQR Tax-Managed International Momentum Fund	(3,314)	10,410	(7,096)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of swap contracts, distribution reclassifications, foreign currency reclassifications, sale of Real Estate Investment Trusts and PFIC’s. Results of operations and net assets were not affected by these reclassifications.

AQR Funds	Annual Report	December 2012	151

Notes to Financial Statements	December 31, 2012

The tax character of the distributions paid during the periods ended December 31, 2012 and December 31, 2011, were as follows:

FUND	DECEMBER 31, 2012 ORDINARY INCOME	CAPITAL GAINS	DECEMBER 31, 2011 ORDINARY INCOME	CAPITAL GAINS
AQR Global Equity Fund	$13,914,986	$9,422,068	$9,967,013	$1,505,593
AQR International Equity Fund	21,455,912	—	13,160,157	2,328,515
AQR Emerging Defensive Equity Fund	60,238	212	—	—
AQR International Defensive Equity Fund	47,043	3,936	—	—
AQR U.S. Defensive Equity Fund	47,557	—	—	—
AQR Diversified Arbitrage Fund	38,341,011	—	66,958,559	—
AQR Momentum Fund	7,610,158	—	2,360,576	231,090
AQR Small Cap Momentum Fund	1,541,164	—	596,501	266,614
AQR International Momentum Fund	2,965,770	—	1,944,737	—
AQR Tax-Managed Momentum Fund	91,814	1,969	—	—
AQR Tax-Managed Small Cap Momentum Fund	43,740	—	—	—
AQR Tax-Managed International Momentum Fund	92,966	6,920	—	—

The AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund commenced operations on January 27, 2012.

The AQR Emerging Defensive Equity Fund, AQR International Defensive Equity Fund and AQR U.S. Defensive Equity Fund commenced operations on July 9, 2012.

As of December 31, 2012, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.

FUND	SHORT-TERM	LONG TERM	YEAR OF EXPIRATION
AQR International Equity Fund	$4,938,860	$—	N/A
AQR Momentum Fund	7,901,396	—	N/A
AQR International Momentum Fund	107,993	—	2018
AQR International Momentum Fund	10,946,594	219,017	N/A

During the year ended December 31, 2012, the Funds utilized capital loss carryforwards in the amounts listed below:

FUND	SHORT-TERM	LONG TERM
AQR Global Equity Fund	$2,949,955	2,262,240
AQR International Equity Fund	8,121,463	3,983,295
AQR International Momentum Fund	—	1,446,020
AQR Momentum Fund	7,831,124	—
AQR Small Cap Momentum Fund	2,514,982	—

POST OCTOBER CAPITAL LOSSES
AQR Emerging Defensive Equity Fund	$5,810
AQR International Defensive Equity Fund	1,371
AQR Tax-Managed Momentum Fund	8,540
AQR Tax-Managed International Momentum Fund	1,314

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

152	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

4. Fair Value Measurements

The Funds utilize various inputs in determining the value of each Fund’s investments. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. These inputs are summarized in the three broad levels as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Valuation methodology and inputs

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equities traded outside North America are fair valued daily based on the application of a fair value factor and therefore are considered Level 2 (Note 3). Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are also classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value based on quotations (including evaluated quotes) from an independent pricing service, as well as quotations from counterparties and other market participants. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments include illiquid securities. When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Funds in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, and changes in financial ratios or cash flows. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The Funds invest in derivative instruments. Derivative instruments can be exchange traded or privately negotiated over-the-counter (“OTC”). Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes the principal market. OTC derivatives, including forwards, total return and credit default swaps, are valued by the Funds

AQR Funds	Annual Report	December 2012	153

Notes to Financial Statements	December 31, 2012

using observable inputs, such as quotations received from the counterparty, or dealers and brokers, whenever available and considered reliable. Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. Equity total return swap transactions are valued at fair value, based on the price of the underlying security.

Credit default swaps are carried at their estimated fair value, as determined in good faith by pricing services approved by the Board of Trustees. In addition to credit quality, the Funds monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a credit default swap contract increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. The change in value is recorded within unrealized appreciation/(depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain/(loss) is recorded. Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3. While the valuations of these less liquid OTC derivatives may utilize some Level 1 and/or Level 2 inputs, they also include other unobservable inputs which are considered significant to the fair value determination. At each measurement date, the Funds update the Level 1 and Level 2 inputs to reflect observable inputs, though the resulting gains and losses are reflected within Level 3 due to the significance of the unobservable inputs.

Securities for which market quotations or independent pricing service quotations are not readily available, are not readily marketable, or model priced and all other assets of the Funds are valued at fair value using valuation procedures for the Funds, which have been approved by the Board of Trustees. The Advisor has established a Valuation Committee (the “VC”) which is responsible for overseeing the pricing and valuation of all securities held in the Funds. The VC operates under the valuation procedures approved by the Funds Board of Trustees. The VC meets quarterly and on an as-needed basis. The VC is responsible for valuing any securities or other assets for which prices or valuations are not readily determinable by the Funds’ pricing services. The VC considers time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values, model prices and other events that may have a potentially material impact on security values. On a quarterly basis the VC meets to review the results of back test reports generated by the Advisors internal risk department. The VC prepares for the Funds’ Board of Trustees an analysis relating to Level 3 positions. On a daily basis, the Trust’s fund accounting agent compares trade executions prices to the prior night’s valuation price for all positions which were traded and held the previous day. On a monthly basis, model prices are reviewed against available third party model prices.

Quantitative Information

These tables include a description of unobservable and quantitative inputs and the relationship of such inputs, as used in determining the value of Level 3 financial instruments, except for Level 3 instruments for which prior transaction or third party pricing information was used without adjustment.

Transfers

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

154	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

The following summarizes inputs used as of December 31, 2012 in valuing the Funds’ assets carried at fair value:

AQR GLOBAL EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$242,836,360	$177,677,965	$—	$420,514,325
Preferred Stocks†	—	4,556,559	—	4,556,559
Money Market Funds	—	50,825,854	—	50,825,854
Forward Foreign Currency Exchange Contracts*	—	5,546,267	—	5,546,267
Futures Contracts*	172,982	—	—	172,982

Total Assets	$243,009,342	$238,606,645	$—	$481,615,987

AQR GLOBAL EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS

Liabilities
Total Return Swap Contracts*	$—	$(88,758)	$—	$(88,758)

Total Liabilities	$—	$(88,758)	$—	$(88,758)

*   Derivative instruments, including futures, forward foreign currency exchange and total return swap contracts, are valued at the unrealized appreciation (depreciation) of the instrument.

† Please refer to the Schedule of Investments to view securities segregated by country.

There were no transfers between Levels 1 and 2 during the period. All securities listed in the Schedule of Investments with a market value of zero are classified as Level 3 and considered quantitatively insignificant to the portfolio.

AQR INTERNATIONAL EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$—	$585,394,293	$—	$585,394,293
Preferred Stocks†	—	9,004,000	—	9,004,000
Money Market Funds	—	79,517,556	—	79,517,556
Forward Foreign Currency Exchange Contracts*	—	7,536,958	—	7,536,958
Futures Contracts*	1,212,359	—	—	1,212,359
Total Return Swap Contracts*	—	46,560	—	46,560

Total Assets	$1,212,359	$681,499,367	$—	$682,711,726

*   Derivative instruments, including futures, forward foreign currency exchange and total return swap contracts, are valued at the unrealized appreciation (depreciation) of the instrument.

† Please refer to the Schedule of Investments to view securities segregated by country.

There were no transfers between Levels 1 and 2 during the period. All securities listed in the Schedule of Investments with a market value of zero are classified as Level 3 and considered quantitatively insignificant to the portfolio.

AQR Funds	Annual Report	December 2012	155

Notes to Financial Statements	December 31, 2012

AQR EMERGING DEFENSIVE EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$2,262,191	$4,658,084	$—	$6,920,275
Exchange-Traded Funds	142,807	—	—	142,807
Preferred Stocks†	38,348	—	—	38,348
Money Market Funds	—	659,184	—	659,184

Total Assets	$2,443,346	$5,317,268	$—	$7,760,614

† Please refer to the Schedule of Investments to view securities segregated by country.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

AQR INTERNATIONAL DEFENSIVE EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$967,763	$4,711,051	$—	$5,678,814
Exchange-Traded Funds	451,833	—	—	451,833
Preferred Stocks†	—	30,111	—	30,111
Money Market Funds	—	120,938	—	120,938

Total Assets	$1,419,596	$4,862,100	$—	$6,281,696

†	Please refer to the Schedule of Investments to view securities segregated by country.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

AQR U.S. DEFENSIVE EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$7,713,174	$—	$—	$7,713,174
Exchange-Traded Funds	473,166	—	—	473,166
Money Market Funds	—	1,839,532	—	1,839,532

Total Assets	$8,186,340	$1,839,532	$—	$10,025,872

†	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

156	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

AQR DIVERSIFIED ARBITRAGE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$1,012,209,532	$24,299,673	$24,333,266	$1,060,842,471
Convertible Preferred Stocks†	13,780,099	16,947,858	8,469,674	39,197,631
Corporate Bonds†	—	240,340,399	89,519,605	329,860,004
Convertible Bonds†	—	138,874,257	26,292,911	165,167,168
Bank Loans†	—	26,828,176	—	26,828,176
Closed End Funds	69,839,081	—	—	69,839,081
Exchange-Traded Funds	2,286,689	—	—	2,286,689
Preferred Stocks†	1,545,473	2,136,190	—	3,681,663
Rights†	—	—	2,835	2,835
Short-Term Investments	—	120,640,495	—	120,640,495
Warrants†	18,167,746	535,496	2,824,399	21,527,641
Money Market Funds	—	696,044,907	—	696,044,907
Purchased Options	1,191,765	—	—	1,191,765
Futures Contracts*	821,534	—	—	821,534
Total Return Basket Swaps Contracts*	—	278,224	—	278,224

Total Assets	$1,119,841,919	$1,266,925,675	$151,442,690	$2,538,210,284

AQR DIVERSIFIED ARBITRAGE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS

Liabilities
Common Stocks (Sold Short)†	$(434,904,239)	$(189,456)	$(32,207)	$(435,125,902)
Exchange-Traded Funds (Sold Short)	(38,264,961)	—	—	(38,264,961)
Preferred Stocks (Sold Short)†	—	(15,417,822)	—	(15,417,822)
Written Options (Sold Short)	(144,756)	(1,996)	—	(146,752)
Forward Foreign Currency Exchange Contracts*	—	(1,332,581)	—	(1,332,581)
Credit Default Swap Contracts*	—	(913,386)	—	(913,386)
Total Return Basket Swaps Contracts*	—	(4,539,748)	—	(4,539,748)

Total Liabilities	$(473,313,956)	$(22,394,989)	$(32,207)	$(495,741,152)

*	Derivative instruments, including futures, total return basket swaps and forward foreign currency exchange contracts, are valued at the unrealized appreciation (depreciation) of the instrument. Credit default swap, total return basket swap and option contracts are reported at market value.
†	Please refer to the Schedule of Investments to view securities segregated by industry type.

AQR Funds	Annual Report	December 2012	157

Notes to Financial Statements	December 31, 2012

Quantitative Information about Level 3 Fair Value Measurements**

	FAIR VALUE AT 12/31/2012	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE

Common Stocks	$3,136,725	Liquidity Discount	Underlying Price Liquidity Discount	$0.0008 – $1.1 41.95% – 50.00%

Common Stocks (Shorts)	$(32,207)	Theoretical Price Estimate	Liquidity Discount	50.0%

Convertible Preferred Stocks	$1,134,153	Comparable Security	Liquidity Discount	10.0%

	$3,469,674	Jump-Diffusion Model*	Underlying Price Volatility Credit Spread Liquidity Discount	$0.94 – $4.00 42.0% – 150.0% 800 – 3000 bps 14.93% – 98.72%

Corporate Bonds***	$319,845	Discounted Cash Flow Model	Discount Rate	15.1% – 25.0%

Convertible Bonds***	$5,203,075	Jump-Diffusion Model*	Underlying Price Volatility Credit Spread Liquidity Discount	$0.0008 – $4.75 75.0% – 150.0% 1200 – 4000 bps 1.5% – 50.0%

Warrants	$1,839,429	Black Scholes Model	Underlying Price Volatility Liquidity Discount	$0.009 – $9.07 40.0% – 150.0% 10.0% – 77.5%

*	The Jump Diffusion Model extends the classical Black-Scholes Model by taking bankruptcy into consideration, and derives a partial differential equation for pricing a convertible bond or stock. The essential inputs to the model are stock volatility and default probability, which is typically approximated with credit spread.
**	The table above does not include Level 3 securities that are valued by pricing vendors or brokers. At December 31, 2012, the value of these securities was $136,339,789. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 4. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of pricing vendor and/or broker due diligence, unchanged price review and consideration of macro or security specific events.
***	Certain positions in convertible and corporate bonds whose fair valuation is based on management’s estimates of potential recoveries on litigation proceedings, have not been included in the table above.

Level 3 values are based on significant unobservable inputs that reflect the Advisor’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments in common stocks, corporate bonds, convertible bonds, convertible preferred stocks and warrants potentially include credit spread, liquidity discount and volatility. Significant increases in the credit spread or liquidity discount inputs in isolation would potentially result in a significantly lower fair value measurement, whereas an increase in volatility generally results in a higher fair value measurement. Generally, a change in the assumption used for the credit spread would be accompanied by a directionally-similar change in the assumptions used for the volatility and liquidity discount. Investments in common stocks potentially include liquidity discount, theoretical value, book to value analysis and/or broker quotes. Significant changes in any of these inputs would significantly change the fair value measurement of the position.

158	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

The following is a reconciliation of assets and liabilities in which significant unobservable inputs (Level 3) were used in determining fair value:

AQR DIVERSIFIED ARBITRAGE FUND	COMMON STOCKS	CONVERTIBLE PREFERRED STOCK	CORPORATE BONDS	CONVERTIBLE BONDS	WARRANTS	RIGHTS	SHORT COMMON STOCK
Balance as of December 31, 2011	$13,402,480	$1,181,492	$4,152,274	$4,372,176	$2,984,201	$—	$(64,415)
Accrued discounts/ (premiums)	—	—	(457,029)	3,480	—	—	—
Realized gain/(loss)	570,411	—	(13,535)	13,149	(1,126)	—	—
Change in unrealized appreciation/(depreciation)	(4,092,398)	(372,104)	(5,336,764)	(2,080,079)	(1,057,262)	—	32,208
Purchases [1]	7,579,943	2,660,286	47,863,818	22,713,435	142,493	—	—
Sales[2]	(8,909,987)	—	(9,303,071)	(713,125)	—	—	—
Transfers in to Level 3	15,782,817	5,000,000	52,613,912	1,983,875	756,093	2,835	—
Transfers out of Level 3	—	—	—	—	—	—	—
Balance as of December 31, 2012	$24,333,266	$8,469,674	$89,519,605	$26,292,911	$2,824,399	$2,835	$(32,207)
Change in unrealized appreciation/ (depreciation) for securities still held at December 31, 2012	$(3,430,024)	$(329,748)	$(5,336,764)	$(3,587,930)	$(900,408)	$—	$32,208

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

AQR MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$544,251,188	$—	$—	$544,251,188
Money Market Funds	—	93,550,865	—	93,550,865
Futures Contracts*	15,022	—	—	15,022

Total Assets	$544,266,210	$93,550,865	$—	$637,817,075

*	Derivative instruments, including futures contracts, are valued at the unrealized appreciation (depreciation) of the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

AQR Funds	Annual Report	December 2012	159

Notes to Financial Statements	December 31, 2012

AQR SMALL CAP MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$142,932,664	$—	$14,729	$142,947,393
Preferred Stocks†	41,595	—	—	41,595
Rights†	—	—	—	—
Warrants†	59	—	—	59
Money Market Funds	—	43,768,572	—	43,768,572
Futures Contracts*	27,273	—	—	27,273

Total Assets	$143,001,591	$43,768,572	$14,729	$186,784,892

*	Derivative instruments, including futures contracts, are valued at the unrealized appreciation (depreciation) of the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no transfers between Levels 1 and 2 during the period. Securities listed in the Schedule of Investments with a total market value of $14,729 are classified as Level 3 and considered quantitatively insignificant to the portfolio. The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at December 31, 2012 is $63,269.

AQR INTERNATIONAL MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$6,205,090	$118,948,157	$—	$125,153,247
Exchange-Traded Funds	1,702,895	—	—	1,702,895
Preferred Stocks†	—	—	4,336	4,336
Money Market Funds	—	2,284,127	—	2,284,127

Total Assets	$7,907,985	$121,232,284	$4,336	$129,144,605

†	Please refer to the Schedule of Investments to view securities segregated by country.

There were no transfers between Levels 1 and 2 during the period. Securities listed in the Schedule of Investments with a total market value of $4,336 are classified as Level 3 and considered quantitatively insignificant to the portfolio. The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at December 31, 2012 is $4,336.

AQR TAX-MANAGED MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$4,705,174	$—	$—	$4,705,174
Exchange-Traded Funds	91,641	—	—	91,641
Money Market Funds	—	587,436	—	587,436

Total Assets	$4,796,815	$587,436	$—	$5,384,251

†	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

160	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$3,374,542	$—	$—	$3,374,542
Exchange-Traded Funds	57,823	—	—	57,823
Money Market Funds	—	1,070,929	—	1,070,929

Total Assets	$3,432,365	$1,070,929	$—	$4,503,294

†	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$322,651	$5,222,595	$—	$5,545,246
Exchange-Traded Funds	193,983	—	—	193,983
Preferred Stocks†	—	—	162	162
Rights†	—	244	—	244
Money Market Funds	—	209,203	—	209,203

Total Assets	$516,634	$5,432,042	$162	$5,948,838

†	Please refer to the Schedule of Investments to view securities segregated by country.

There were no transfers between Levels 1 and 2 during the period. Securities listed in the Schedule of Investments with a total market value of $162 are classified as Level 3 and considered quantitatively insignificant to the portfolio. The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at December 31, 2012 is zero.

5. Investment Transactions

During the period ended December 31, 2012, the cost of purchases and the proceeds from sales of investments (excluding swap contracts, forward foreign currency exchange contracts, futures contracts and short-term investments) were as follows:

FUND	PURCHASES	SALES	SECURITIES SOLD SHORT	COVERS ON SECURITIES SOLD SHORT
AQR Global Equity Fund	$355,386,235	$341,860,666	$—	$—
AQR International Equity Fund	460,097,805	372,301,539	—	—
AQR Emerging Defensive Equity Fund	8,751,053	2,169,466	—	—
AQR International Defensive Equity Fund	8,985,398	3,088,342	—	—
AQR U.S. Defensive Equity Fund	13,303,860	5,148,783	—	—
AQR Diversified Arbitrage Fund	4,170,420,938	5,105,787,786	1,602,249,870	2,195,436,494
AQR Momentum Fund	482,332,899	291,760,146	—	—
AQR Small Cap Momentum Fund	112,688,676	89,412,647	—	—
AQR International Momentum Fund	156,052,615	120,808,118	—	—
AQR Tax-Managed Momentum Fund	7,358,587	2,870,311	—	—
AQR Tax-Managed Small Cap Momentum Fund	5,385,166	2,243,402	—	—
AQR Tax-Managed International Momentum Fund	9,859,187	4,658,269	—	—

AQR Funds	Annual Report	December 2012	161

Notes to Financial Statements	December 31, 2012

6. Derivative Instruments and Hedging Activities

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The values of such derivative instruments reflected in the Statements of Assets and Liabilities at December 31, 2012 are as follows:

	ASSETS				LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE
Equity Risk Exposure:
AQR Global Equity Fund	$1,354,123	$—	$—	$—	$1,181,141	$88,758	$—	$—
AQR International Equity Fund	2,075,183	46,560	—	—	862,824	—	—	—
AQR Diversified Arbitrage Fund	892,696	278,224	—	—	—	4,539,748	—	146,752
AQR Momentum Fund	15,022	—	—	—	—	—	—	—
AQR Small Cap Momentum Fund	27,273	—	—	—	—	—	—	—

Foreign Exchange Rate Risk Exposure:
AQR Global Equity Fund	—	—	7,141,251	—	—	—	1,594,984	—
AQR International Equity Fund	—	—	9,662,299	—	—	—	2,125,341	—
AQR Diversified Arbitrage Fund	—	—	587,641	—	—	—	1,920,222	—

Interest Rate Risk Exposure:
AQR Diversified Arbitrage Fund	44,293	—	—	—	115,455	—	—	—

Credit Risk Exposure:
AQR Diversified Arbitrage Fund	—	—	—	—	—	913,386	—	—

Netting:
AQR Global Equity Fund	(1,181,141)	—	(1,594,984)	—	(1,181,141)	—	(1,594,984)	—
AQR International Equity Fund	(862,824)	—	(2,125,341)	—	(862,824)	—	(2,125,341)	—
AQR Diversified Arbitrage Fund	(115,455)	(278,224)	(587,641)	—	(115,455)	(278,224)	(587,641)	—

Net Fair Value of Derivative Contracts:
AQR Global Equity Fund	172,982	—	5,546,267	—	—	88,758	—	—
AQR International Equity Fund	1,212,359	46,560	7,536,958	—	—	—	—	—
AQR Diversified Arbitrage Fund	821,534	—	—	—	—	5,174,910	1,332,581	146,752
AQR Momentum Fund	15,022	—	—	—	—	—	—	—
AQR Small Cap Momentum Fund	27,273	—	—	—	—	—	—	—

162	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

The following is the effect of Derivative Instruments on the Statements of Operations for the period ended December 31, 2012:

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS					NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS	*	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS	*	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS
Equity Risk Exposure:
AQR Global Equity Fund	$2,427,378	$3,330,894		$—	$—	$(2,134,515)	$16,214		$—	$—
AQR International Equity Fund	7,075,466	1,841,341		—	—	(2,833,783)	865,854		—	—
AQR Diversified Arbitrage Fund	(16,526,023)	(13,160,417)		—	3,360,916	1,646,983	(4,261,524)		—	(371,181)
AQR Momentum Fund	531,791	—		—	—	(23,726)	—		—	—
AQR Small Cap Momentum Fund	14,542	—		—	—	11,085	—		—	—
AQR Tax-Managed Momentum Fund	2,745	—		—	—	—	—		—	—
AQR Tax-Managed Small Cap Momentum Fund	(3,953)	—		—	—	—	—		—	—

Foreign Exchange Rate Risk Exposure:
AQR Global Equity Fund	—	—		7,969,959	—	—	—		5,722,064	—
AQR International Equity Fund	—	—		15,010,931	—	—	—		8,039,606	—
AQR Diversified Arbitrage Fund	—	—		(2,549,327)	—	—	—		(2,272,548)	—

Interest Rate Risk Exposure:
AQR Diversified Arbitrage Fund	(1,829,797)	—		—	—	362,011	—		—	—

Credit Risk Exposure:
AQR Diversified Arbitrage Fund	—	(30,663,859)		—	—	—	8,773,584		—	—

*	Swaps and swaps on futures are combined for financial reporting purposes.

For swaps, futures and forward foreign currency contracts, the Funds may be required to post collateral if a Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate the position if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

As of December 31, 2012, the following Funds had net liability positions:

FUND	DERIVATIVES IN NET LIABILITY POSITION	COLLATERAL POSTED
AQR Diversified Arbitrage Fund	(5,832,709)	317,268,638

AQR Funds	Annual Report	December 2012	163

Notes to Financial Statements	December 31, 2012

For the period ended December 31, 2012, the quarterly average values of the derivatives held by the Funds were as follows:

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND
Futures Contracts*
Average Notional Balance Long	$96,033,561	$148,652,806	$—	$3,022,517	$987,172
Average Notional Balance Short	66,326,908	73,022,040	465,655,158	—	—

Forward Foreign Currency Exchange Contracts*
Average Value Purchased	202,261,709	347,215,859	13,474,277	—	—
Average Value Sold	214,144,333	320,517,860	116,923,190	—	—

Exchange-Traded Options*
Average Value of Contracts Written	—	—	(239,358)	—	—

Credit Default Swaps*
Average Notional Balance — Buy Protection	—	—	293,728,350	—	—
Average Notional Balance — Sell Protection	—	—	121,621,450	—	—

Total Return Swaps*
Average Notional Balance — Long	11,028,976	8,555,400	—	—	—
Average Notional Balance — Short	4,214,030	13,268,610	—	—	—

Total Return Basket Swaps*
Average Value of Underlying Positions — Long	—	—	21,925,828	—	—
Average Value of Underlying Positions — Short	—	—	(21,680,093)	—	—

*	Values as of each quarter end are used to calculate the average represented.

The Funds’ derivative contracts held at December 31, 2012, are not accounted for as hedging instruments under GAAP.

7. Investment Advisory and Other Agreements

The Advisor serves as the investment advisor to each of the Funds pursuant to an Investment Advisory Agreement, dated December 4, 2008, as amended, or an Investment Management Agreement, dated June 10, 2010, as amended, entered into by the Trust, on behalf of the Funds (together, the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for the Funds, and manages the Funds’ investments in accordance with the stated policies of each Fund. The Advisor is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution. The Advisor provides persons satisfactory to the Funds’ Board of Trustees to serve as officers of the Funds. Pursuant to the Advisory Agreement, the Funds pay the Advisor a management fee calculated on the average daily net assets for each Fund, in the annual ratios below:

FUND	RATIO
AQR Global Equity Fund	0.40%
AQR International Equity Fund	0.45
AQR Emerging Defensive Equity Fund	0.60	*
AQR International Defensive Equity Fund	0.40	**
AQR U.S. Defensive Equity Fund	0.30	***
AQR Diversified Arbitrage Fund	1.00
AQR Momentum Fund	0.25
AQR Small Cap Momentum Fund	0.35
AQR International Momentum Fund	0.35
AQR Tax-Managed Momentum Fund	0.30
AQR Tax-Managed Small Cap Momentum Fund	0.40
AQR Tax-Managed International Momentum Fund	0.40

*	The AQR Emerging Defensive Equity Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.60% on the first $1 billion of net assets; the second tier charges 0.575% on net assets in excess of $1 billion, up to $3 billion; and the third tier charges 0.55% on net assets in excess of $3 billion.

164	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

**	The AQR International Defensive Equity Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.40% on the first $1 billion of net assets; the second tier charges 0.375% on net assets in excess of $1 billion, up to $3 billion; and the third tier charges 0.35% on net assets in excess of $3 billion.
***	The AQR U.S. Defensive Equity Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.30% on the first $1 billion of net assets; the second tier charges 0.275% on net assets in excess of $1 billion, up to $3 billion; and the third tier charges 0.25% on net assets in excess of $3 billion.

The Trust and the Advisor have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor has agreed to waive its fee and/or reimburse each Fund at least through April 30, 2013, unless otherwise noted. The Advisor has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios (including the consolidated expenses of the Subsidiaries), exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend and interest expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND	CLASS I	CLASS L	CLASS N
AQR Global Equity Fund	0.95%	—%	1.25%
AQR International Equity Fund	1.00	—	1.30
AQR Emerging Defensive Equity Fund *	1.15	—	1.40
AQR International Defensive Equity Fund *	0.90	—	1.15
AQR U.S. Defensive Equity Fund *	0.75	—	1.00
AQR Diversified Arbitrage Fund	1.20	—	1.50
AQR Momentum Fund **	—	0.49	0.74
AQR Small Cap Momentum Fund **	—	0.65	0.90
AQR International Momentum Fund **	—	0.65	0.90
AQR Tax-Managed Momentum Fund **	—	0.54	0.79
AQR Tax-Managed Small Cap Momentum Fund **	—	0.70	0.95
AQR Tax-Managed International Momentum Fund **	—	0.70	0.95

*	This arrangement will continue at least through April 30, 2014 for Class I and N.
**	This arrangement will continue at least through April 30, 2014 for Class N.

The Trust and the Advisor had previously entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor had agreed to waive its fee and/or reimburse each Fund from January 1, 2012 through April 30, 2012 for AQR Global Equity Fund and AQR International Equity Fund. The Advisor had agreed to waive and/or reimburse the Funds to the extent that the total annual fund operating expense ratios exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND CLASS	RATIO
AQR Global Equity Fund — Class I	0.90%
AQR Global Equity Fund — Class N	1.20
AQR International Equity Fund — Class I	0.95
AQR International Equity Fund — Class N	1.25

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Advisor. Such repayment shall be made only out of the class of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the applicable ratios when the waiver was generated. A repayment shall be payable only to the extent it can be made during the thirty six months following the applicable period during which the Advisor waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement.

AQR Funds	Annual Report	December 2012	165

Notes to Financial Statements	December 31, 2012

For the period ended December 31, 2012, the amounts waived and reimbursed by the Advisor, as well as the amounts available for potential future recoupment by the Advisor and the expiration schedule at December 31, 2012 are as follows:

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED DECEMBER 31, 2012	TOTAL POTENTIAL RECOUPMENT AMOUNT AT DECEMBER 31, 2012	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31
			2013	2014	2015
AQR GLOBAL EQUITY FUND
Class I	$9,775	$39,987	$—	$30,212	$9,775
Class N	9,936	41,856	—	31,920	9,936
Class Y	—	196,805	196,805	—	—

Totals	$19,711	$278,648	$196,805	$62,132	$19,711

AQR INTERNATIONAL EQUITY FUND
Class I	$—	$26,420	$26,420	$—	$—
Class N	—	31,222	19,745	11,477	—
Class Y	—	246,150	246,150	—	—

Totals	$—	$303,792	$292,315	$11,477	$—

AQR EMERGING DEFENSIVE EQUITY FUND
Class I	$91,760	$91,760	$—	$—	$91,760
Class N	32,715	32,715	—	—	32,715

Totals	$124,475	$124,475	$—	$—	$124,475

AQR INTERNATIONAL DEFENSIVE EQUITY FUND
Class I	$79,941	$79,941	$—	$—	$79,941
Class N	43,475	43,475	—	—	43,475

Totals	$123,416	$123,416	$—	$—	$123,416

AQR U.S. DEFENSIVE EQUITY FUND
Class I	$65,338	$65,338	$—	$—	$65,338
Class N	38,829	38,829	—	—	38,829

Totals	$104,167	$104,167	$—	$—	$104,167

AQR DIVERSIFIED ARBITRAGE FUND
Class I	$227,590	$1,384,501	$129,192	$1,027,719	$227,590
Class N	—	53,957	8,388	45,569	—

Totals	$227,590	$1,438,458	$137,580	$1,073,288	$227,590

AQR MOMENTUM FUND
Class L	$334,720	$918,135	$165,059	$418,356	$334,720
Class N	1,156	1,156	—	—	1,156

Totals	$335,876	$919,291	$165,059	$418,356	$335,876

AQR SMALL CAP MOMENTUM FUND
Class L	$74,142	$414,345	$168,573	$171,630	$74,142
Class N	520	520	—	—	520

Totals	$74,662	$414,865	$168,573	$171,630	$74,662

166	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED DECEMBER 31, 2012	TOTAL POTENTIAL RECOUPMENT AMOUNT AT DECEMBER 31, 2012	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31
			2013	2014	2015
AQR INTERNATIONAL MOMENTUM FUND
Class L	$140,213	$637,007	$266,187	$230,607	$140,213
Class N	520	520	—	—	520

Totals	$140,733	$637,527	$266,187	$230,607	$140,733

AQR TAX-MANAGED MOMENTUM FUND
Class L	$123,116	$123,116	$—	$—	$123,116
Class N	61	61	—	—	61

Totals	$123,177	$123,177	$—	$—	$123,177

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND
Class L	$127,875	$127,875	$—	$—	$127,875
Class N	52	52	—	—	52

Totals	$127,927	$127,927	$—	$—	$127,927

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND
Class L	$160,934	$160,934	$—	$—	$160,934
Class N	63	63	—	—	63

Totals	$160,997	$160,997	$—	$—	$160,997

The Advisor has agreed to forgo future recoupments incurred in the current period pertaining to Shareholder Servicing Fee Waivers expiring on December 31, 2013 of $447,840 and $429,010 for the AQR Global Equity Fund and AQR International Equity Fund, respectively.

During the period ended December 31, 2012, the Funds recouped amounts as follows:

FUND	CLASS I	CLASS N	CLASS Y
AQR Global Equity Fund	$—	$—	$91,006
AQR International Equity Fund	42,252	383	96,788
AQR Diversified Arbitrage Fund	—	392,888	—

Pursuant to the Sub-Advisory Agreement between the Sub-Advisor, the Advisor and the Trust, the Advisor will pay the Sub-Advisor an annual fee, payable monthly, at the annual rate of 1.00% of the average daily net assets for AQR Diversified Arbitrage Fund.

J.P. Morgan Investor Services Co., serves as the Funds’ Administrator and Accounting Agent and JPMorgan Chase Bank, N.A., serves as Custodian.

ALPS Fund Services, Inc. serves as the Funds’ Transfer Agent, and ALPS Distributors, Inc. serves as the Funds’ Distributor.

8. Distribution Plan

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds, as applicable. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds, as applicable.

AQR Funds	Annual Report	December 2012	167

Notes to Financial Statements	December 31, 2012

9. Shareholder Service Plan

Pursuant to a Shareholder Services Agreement, between the Trust (excluding the AQR Diversified Arbitrage Fund) and the Advisor, the Advisor provides a wide range of services to the Funds and their shareholders. These services include, among others, access to performance information reporting, analysis and explanations of Fund reports as well as electronic access to Fund information. Under this agreement the Advisor receives an annual fee, payable monthly, calculated on the average daily net assets of each Class at the following rates:

FUND	CLASS I	CLASS L	CLASS N
AQR Global Equity Fund	0.30%	—%	0.35%
AQR International Equity Fund	0.30	—	0.35
AQR Emerging Defensive Equity Fund	0.25	—	0.25
AQR International Defensive Equity Fund	0.25	—	0.25
AQR U.S. Defensive Equity Fund	0.25	—	0.25
AQR Momentum Fund	—	0.15	0.15
AQR Small Cap Momentum Fund	—	0.15	0.15
AQR International Momentum Fund	—	0.15	0.15
AQR Tax-Managed Momentum Fund	—	0.15	0.15
AQR Tax-Managed Small Cap Momentum Fund	—	0.15	0.15
AQR Tax-Managed International Momentum Fund	—	0.15	0.15

In addition, the Advisor may, from time to time, compensate third parties (including financial intermediaries) from the fees the Advisor receives under the Shareholder Services Agreement for non-distribution shareholder services such third parties provide to clients or customers that are shareholders of the Funds. Fees incurred by the Funds under the Plan and/or the shareholder services agreement for the year ended December 31, 2012, were as follows:

FUND	CLASS I	CLASS L	CLASS N
AQR Global Equity Fund	$6,285	$—	$5,553
AQR International Equity Fund	512,113	—	46,765
AQR Emerging Defensive Equity Fund	5,114	—	1,507
AQR International Defensive Equity Fund	3,212	—	1,344
AQR U.S. Defensive Equity Fund	3,335	—	903
AQR Momentum Fund	—	649,413	2,833
AQR Small Cap Momentum Fund	—	186,892	1
AQR International Momentum Fund	—	157,233	1
AQR Tax-Managed Momentum Fund	—	4,376	1
AQR Tax-Managed Small Cap Momentum Fund	—	3,625	1
AQR Tax-Managed International Momentum Fund	—	5,065	1

10. Purchases and Redemption of Shares

Investors may purchase shares of a Fund at their net asset value (“NAV”), based on the next calculation of the NAV after the order is placed. Neither the Fund nor the distributor charges a sales charge or other transaction fee to purchase shares, although other institutions may impose transaction fees on shares purchased through them. The AQR Global Equity and AQR International Equity Funds’ Class Y shares charge subscription and redemption fees of 0.10% each, regardless of the period such shares may have been held. Prior to May 1, 2011, the Funds reserved the right to charge a redemption fee on redemption proceeds for shares that were held for less than 60 days. Effective May 1, 2011, this fee was eliminated for Class I, Class N and Class L Shares.

11. Risks and Concentrations

The counterparties to the Funds’ currency forward, futures, option and swap contracts and repurchase and reverse repurchase agreements include affiliates of the Funds clearing brokers and other major financial institutions. While the Funds utilize multiple clearing brokers and counterparties, a concentration of credit risk exists because of balances held and transactions with a limited number of clearing brokers and counterparties.

168	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

By using derivative instruments, the Funds are exposed to the counterparty’s credit risk, the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statements of Assets and Liabilities. The Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. companies.

Swap agreements involve, to varying degrees, elements of market risk (generally equity price risk related to equity index swap agreements, interest rate risk related to bond swap agreements and commodity risk related to synthetic swap agreements utilizing futures) and exposure to loss in excess of the amount reflected on the Statements of Assets and Liabilities. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedules of Investments, reflect the current investment exposure each Fund has under the swap agreement which may exceed the net asset value of the Fund.

The Funds are not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price,” which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Funds’ portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Credit risk is the risk that one or more securities in the Funds’ portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Funds’ investments in convertible and nonconvertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Funds’ net asset value or dividends.

As of December 31, 2012, a substantial portion of the AQR Global Equity, AQR International Equity, AQR Emerging Defensive Equity, AQR International Defensive Equity, AQR International Momentum and AQR Tax-Managed International Momentum Funds’ net assets consisted of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of December 31, 2012, the AQR Diversified Arbitrage Fund had pledged a substantial portion of its assets for securities sold short to JPMorgan Chase Bank, N.A.

12. Line of Credit

For the period of January 1, 2012 to March 1, 2012, it was contractually extended through March 16, 2012, the Trust had secured a committed, $150,000,000 line of credit with JPMorgan Chase Bank, N.A. Borrowings, if any, under this arrangement bore interest at the Federal Funds Rate plus the sum of (a) 1.5% per annum plus (b) if the LIBOR Reference Rate exceeded the Federal Funds Rate, the amount of such excess, which was paid quarterly. The maximum loan

AQR Funds	Annual Report	December 2012	169

Notes to Financial Statements	December 31, 2012

amount outstanding per Fund was the lesser of an amount which did not exceed the borrowing limits set forth in the Fund’s Prospectus and/or Registration Statement and did not cause the Asset Coverage Ratio for all borrowings to drop below 500%. The agreement was subject to an annual commitment fee which was payable in arrears on a quarterly basis. This line of credit expired on March 16, 2012. For the period ended March 16, 2012, the Funds did not have any outstanding borrowings under this agreement.

Effective March 2, 2012 and terminating on March 1, 2013, the Trust had secured a committed, $150,000,000 line of credit with Bank of America, N.A. Borrowings, if any, under this arrangement bore interest at the sum of (a) 1.0% per annum plus (b) the higher of (i) the Federal Funds Rate and (ii) the Eurodollar Rate, the amount of such excess, which was paid quarterly. The maximum loan amount outstanding per Fund was the lesser of an amount which did not exceed the borrowing limits set forth in the Fund’s Prospectus and/or Registration Statement and did not cause the Asset Coverage Ratio for all borrowings to drop below 500%. The agreement is subject to an annual commitment fee which is payable in arrears on a quarterly basis. In the event of a draw upon the line of credit, investments of the responsible Fund may be designated as collateral until its loan is repaid in full. For the period ended December 31, 2012, the Funds did not have any outstanding borrowings under this agreement.

13. Principal Ownership

As of December 31, 2012, the Funds had individual shareholder accounts owning more than 5% of the total shares outstanding of the Fund as follows:

FUND	NUMBER OF SHAREHOLDERS	TOTAL PERCENTAGE INTEREST HELD
AQR Global Equity Fund	3	93.43%
AQR International Equity Fund	4	63.37%
AQR Emerging Defensive Equity Fund*	4	58.82%
AQR Momentum Fund	1	27.90%
AQR Tax-Managed Momentum Fund*	3	37.58%
AQR Tax-Managed Small Cap Momentum Fund*	3	65.63%
AQR Tax-Managed International Momentum Fund*	3	39.83%

Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

*	The percentage shown is owned by the Advisor and its affiliates.

14. New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic) 210: Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”) which provides guidance to enhance disclosures about financial instruments and derivative instruments that are either (a) offset or (b) subject to an enforceable master netting arrangement or similar agreement even if the Funds do not elect to net the transactions on the balance sheet. Under this new guidance, Funds are required to disclose quantitative information relating to recognized assets and liabilities that are offset or subject to an enforceable master netting arrangement or similar agreement. On January 9, 2013, the FASB clarified the scope of ASU 2011-11, which limits the offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions. The Funds are required to apply ASU 2011-11, and the related amendment, for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Implementation of ASU 2011-11 may require legal interpretation of relevant agreements and an analysis of the contracts associated with such agreements to determine whether they fall within the scope of the standard. Management is currently assessing the impact of ASU 2011-11 but does not believe the adoption will have a material impact on their financial statements.

15. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that would require accrual or disclosure.

170	AQR Funds	Annual Report	December 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AQR Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of AQR Global Equity Fund, AQR International Equity Fund, AQR Emerging Defensive Equity Fund, AQR International Defensive Equity Fund, AQR U.S. Defensive Equity Fund, AQR Diversified Arbitrage Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund (twelve of the portfolios constituting AQR Funds, hereinafter referred to as the “Funds”) at December 31, 2012, and the results of each of their operations, the changes in each of their net assets, the cash flows of AQR Diversified Arbitrage Fund and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers, agent banks, transfer agents, and portfolio companies and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2013

AQR Funds	Annual Report	December 2012	171

Other Federal Tax Information (Unaudited)	December 31, 2012

For the year ended December 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum allowable as taxed at the 15% rate. The following represents the percentage of ordinary income distributions treated as qualifying dividends:

FUND	PERCENTAGE
AQR Global Equity Fund	66.03%
AQR International Equity Fund	53.30%
AQR Emerging Defensive Equity Fund	60.32%
AQR International Defensive Equity Fund	85.84%
AQR U.S. Defensive Equity Fund	69.70%
AQR Diversified Arbitrage Fund	24.01%
AQR Momentum Fund	93.57%
AQR Small Cap Momentum Fund	100.00%
AQR International Momentum Fund	73.44%
AQR Tax-Managed Momentum Fund	59.21%
AQR Tax-Managed Small Cap Momentum Fund	75.56%
AQR Tax-Managed International Momentum Fund	88.77%

For the taxable year ended December 31, 2012, the following percentages of income dividends paid by the Fund qualify for the 70% dividends received deductions available to corporations:

FUND	PERCENTAGE
AQR Global Equity Fund	39.16%
AQR U.S. Defensive Equity Fund	64.18%
AQR Diversified Arbitrage Fund	17.14%
AQR Momentum Fund	97.37%
AQR Small Cap Momentum Fund	91.58%
AQR Tax-Managed Momentum Fund	58.38%
AQR Tax-Managed Small Cap Momentum Fund	50.98%

The Funds designate the following amounts, or the maximum allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

FUND	TOTAL
AQR Global Equity Fund	$9,422,068
AQR Emerging Defensive Equity Fund	212
AQR Tax-Managed Momentum Fund	1,969
AQR Tax-Managed International Momentum Fund	6,920
AQR International Defensive Equity Fund	3,936

Certain Funds have derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for each Fund was as follows:

FUND	TOTAL	PER SHARE
AQR International Equity Fund	$17,661,015	$0.2716
AQR Emerging Defensive Equity Fund	$86,926	$0.1317
AQR International Defensive Equity Fund	$49,683	$0.0853
AQR International Momentum Fund	$3,401,110	$0.3486
AQR Tax-Managed International Momentum Fund	$97,883	$0.1914

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for each Fund was as follows:

FUND	TOTAL	PER SHARE
AQR International Equity Fund	$387,257	$0.0060
AQR Emerging Defensive Equity Fund	$7,030	$0.0107
AQR International Defensive Equity Fund	$3,302	$0.0057
AQR International Momentum Fund	$155,017	$0.0159
AQR Tax-Managed International Momentum Fund	$6,205	$0.0121

172	AQR Funds	Annual Report	December 2012

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/12	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/12

AQR Global Equity Fund

Class I
Actual Return	$1,000.00	$1,131.70	0.96%	$5.14
Hypothetical Return	$1,000.00	$1,020.31	0.96%	$4.88

Class N
Actual Return	$1,000.00	$1,130.00	1.26%	$6.75
Hypothetical Return	$1,000.00	$1,018.80	1.26%	$6.39

Class Y
Actual Return	$1,000.00	$1,134.30	0.51%	$2.74
Hypothetical Return	$1,000.00	$1,022.57	0.51%	$2.59

AQR International Equity Fund

Class I
Actual Return	$1,000.00	$1,189.90	0.92%	$5.06
Hypothetical Return	$1,000.00	$1,020.51	0.92%	$4.67

Class N
Actual Return	$1,000.00	$1,188.80	1.28%	$7.04
Hypothetical Return	$1,000.00	$1,018.70	1.28%	$6.50

Class Y
Actual Return	$1,000.00	$1,192.80	0.57%	$3.14
Hypothetical Return	$1,000.00	$1,022.27	0.57%	$2.90

AQR Emerging Defensive Equity Fund

Class I (1)
Actual Return	$1,000.00	$1,103.90	1.15%	$5.82(a)
Hypothetical Return	$1,000.00	$1,019.36	1.15%	$5.84

Class N (1)
Actual Return	$1,000.00	$1,103.20	1.40%	$7.08(a)
Hypothetical Return	$1,000.00	$1,018.10	1.40%	$7.10

AQR International Defensive Equity Fund

Class I (1)
Actual Return	$1,000.00	$1,076.90	0.90%	$4.49(a)
Hypothetical Return	$1,000.00	$1,020.61	0.90%	$4.57

Class N (1)
Actual Return	$1,000.00	$1,076.20	1.15%	$5.74(a)
Hypothetical Return	$1,000.00	$1,019.36	1.15%	$5.84

AQR U.S. Defensive Equity Fund

Class I (1)
Actual Return	$1,000.00	$1,023.40	0.75%	$3.65(a)
Hypothetical Return	$1,000.00	$1,021.37	0.75%	$3.81

Class N (1)
Actual Return	$1,000.00	$1,021.90	1.00%	$4.86(a)
Hypothetical Return	$1,000.00	$1,020.11	1.00%	$5.08

AQR Funds	Annual Report	December 2012	173

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/12	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/12

AQR Diversified Arbitrage Fund

Class I
Actual Return	$1,000.00	$1,019.20	2.14%	$10.86
Hypothetical Return	$1,000.00	$1,014.38	2.14%	$10.84

Class N
Actual Return	$1,000.00	$1,018.90	2.47%	$12.53
Hypothetical Return	$1,000.00	$1,012.72	2.47%	$12.50

AQR Momentum Fund

Class L
Actual Return	$1,000.00	$1,051.50	0.50%	$2.58
Hypothetical Return	$1,000.00	$1,022.62	0.50%	$2.54

Class N (2)
Actual Return	$1,000.00	$1,001.90	0.75%	$0.31(b)
Hypothetical Return	$1,000.00	$1,021.37	0.75%	$3.81

AQR Small Cap Momentum Fund

Class L
Actual Return	$1,000.00	$1,078.90	0.66%	$3.45
Hypothetical Return	$1,000.00	$1,021.82	0.66%	$3.35

Class N (2)
Actual Return	$1,000.00	$1,021.10	0.90%	$0.37(b)
Hypothetical Return	$1,000.00	$1,020.61	0.90%	$4.57

AQR International Momentum Fund

Class L
Actual Return	$1,000.00	$1,128.60	0.67%	$3.58
Hypothetical Return	$1,000.00	$1,021.77	0.67%	$3.40

Class N (2)
Actual Return	$1,000.00	$1,010.00	0.90%	$0.37(b)
Hypothetical Return	$1,000.00	$1,020.61	0.90%	$4.57

AQR Tax-Managed Momentum Fund

Class L (3)
Actual Return	$1,000.00	$1,050.60	0.54%	$2.78
Hypothetical Return	$1,000.00	$1,022.42	0.54%	$2.75

Class N (2)
Actual Return	$1,000.00	$1,000.90	0.79%	$0.32(b)
Hypothetical Return	$1,000.00	$1,021.17	0.79%	$4.01

AQR Tax-Managed Small Cap Momentum Fund

Class L (3)
Actual Return	$1,000.00	$1,086.60	0.71%	$3.72
Hypothetical Return	$1,000.00	$1,021.57	0.71%	$3.61

Class N (2)
Actual Return	$1,000.00	$1,022.00	0.95%	$0.39(b)
Hypothetical Return	$1,000.00	$1,020.36	0.95%	$4.82

174	AQR Funds	Annual Report	December 2012

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/12	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/12

AQR Tax-Managed International Momentum Fund

Class L (3)
Actual Return	$1,000.00	$1,124.40	0.70%	$3.74
Hypothetical Return	$1,000.00	$1,021.62	0.70%	$3.56

Class N (2)
Actual Return	$1,000.00	$1,009.00	0.95%	$0.39(b)
Hypothetical Return	$1,000.00	$1,020.36	0.95%	$4.82

Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/366 (to reflect the one-half year period unless stated otherwise).

(1)	Commencement of operations was July 9, 2012.
(a)	Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 176/366 (to reflect the period since commencement of operations).
(2)	Commencement of operations was December 17, 2012.
(b)	Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 15/366 (to reflect the period since commencement of operations).
(3)	Commencement of operations was January 27, 2012.

AQR Funds	Annual Report	December 2012	175

Trustees and Officers (Unaudited)	December 31, 2012

Listed in the chart below is basic information regarding the Trustees and Officers of the Trust. The address of each Officer and Trustee is Two Greenwich Plaza, 3rd Floor, Greenwich CT 06830.

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Disinterested Trustees[2]
Timothy K. Armour, 1948	Chairman of the Board since 2010 and Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (2009 to 2010); Managing Director, Chief Operating Officer and President, Morningstar Inc. (1998 to 2008).	31	Janus Capital Group (since 2008); ETF Securities (since 2009); AARP Services, Inc. (since 2008)

L. Joe Moravy, 1950	Trustee, since 2008	Managing Director, Finance Scholars Group (since 2010) (consulting firm); Managing Director, LJM Advisory (2008- 2010) (consulting firm); Partner, Ernst & Young LLP (2002 to 2008).	31	Nuveen Exchange Traded Commodities Funds (since 2012)

William L. Atwell, 1950	Trustee, since 2011	Managing Director, Atwell Partners LLC (since 2012) (consulting services); President (CIGNA International), CIGNA (2008 to 2012) (Insurance).	31	None

Gregg D. Behrens, 1952	Trustee, since 2011	Governor, Iowa State University Foundation (volunteer, since 2004); Executive Vice President and Chief Executive Officer (Asia-Pacific Region), Northern Trust Company (1974 to 2009) (financial services).	31	None

Brian Posner, 1961	Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting and advisory services); President and Chief Executive Officer, ClearBridge Advisors LLC (2005 to 2008) (financial services).	31	Biogen Idec (since 2008); Arch Capital Group (since 2010); Anadys Pharmaceuticals, Inc. (2011); BG Medicine (since 2012); RiverPark Funds (2010 to 2012)
Interested Trustee[3]
David Kabiller, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	31	None
Officers
Marco Hanig, 1958	Chief Executive Officer, since 2009; President, since 2008	Principal, AQR Capital Management, LLC (since 2008).	N/A	N/A

176	AQR Funds	Annual Report	December 2012

Trustees and Officers (Unaudited)	December 31, 2012

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)

Abdon Bolivar, 1965	Chief Compliance Officer, since 2008	Chief Compliance Officer, AQR Capital Management, LLC (since 2002).	N/A	N/A

Nir Messafi, 1975	Chief Financial Officer, since 2010; Vice President, since 2009; Treasurer from 2009 to 2010	Vice President, AQR Capital Management, LLC (since 2003).	N/A	N/A

Aaron Masek, 1974	Vice President and Treasurer, since 2010	Vice President, AQR
Capital Management, LLC
(since 2010); prior thereto
Audit Manager, Cohen
Fund Audit Services, Ltd.
(2008 to 2009); prior
thereto Senior Vice
President, Citi Fund
Services Ohio, Inc. (1996
		to 2008).	N/A	N/A

Bradley Asness, 1969	Vice President and Chief Legal Officer, since 2009	Principal and Chief Legal Officer, AQR Capital Management, LLC (since 1998).	N/A	N/A

Brendan R. Kalb, 1975	Executive Vice President, since 2009; Secretary, since 2008	General Counsel, AQR Capital Management, LLC (since 2004).	N/A	N/A

Nicole DonVito, 1979	Vice President, since 2009	Vice President, AQR Capital Management, LLC (since 2007).	N/A	N/A

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust.
(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(3)	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller is an interested person of the Trust because of his position with the Advisor.

AQR Funds	Annual Report	December 2012	177

Board Approval of Investment Advisory Agreement (Unaudited)

AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, and AQR Emerging Defensive Equity Fund

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on May 22-23, 2012, to consider the approval of the investment advisory agreement between the Trust, on behalf of the AQR U.S. Defensive Equity Fund, AQR International Defensive Equity Fund, and AQR Emerging Defensive Equity Fund (together, the “Funds”), and AQR Capital Management, LLC (“AQR”) (the “Investment Advisory Agreement”). In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Board requested, reviewed and considered materials furnished by AQR relevant to the Board’s consideration of whether to approve the Investment Advisory Agreement. These materials included: (1) memoranda and materials provided by AQR, describing the personnel and services to be provided to the Funds; (2) performance information for strategies and model portfolios relevant to the consideration of the Investment Advisory Agreement; (3) information independently compiled and prepared by FUSE Research relating to the Funds’ proposed fees and expenses; (4) a discussion of the financial statements of AQR and the regulatory exam history; and (5) a discussion of the compliance program and the regulatory exam history of AQR. AQR is referred to herein as the “Advisor,” as applicable.

At an in person meeting held on May 22-23, 2012, the Board, including the Board Members who are not “interested persons” as defined in the 1940 Act (the “Independent Board Members”), unanimously approved the Investment Advisory Agreement for an initial two-year period. The Board considered all factors it believed to be relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of the services to be provided by the Advisor; (b) the investment performance of the Advisor and the Advisor’s portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by the Advisor from the relationship with the Funds; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as the services related to the valuation and pricing of the Funds’ portfolio holdings, direct and indirect benefits to the Advisor and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Investment Advisory Agreement:

The nature, extent and quality of the services to be provided by the Advisor. The Board Members reviewed the services that the Advisor would provide to the Funds under the Investment Advisory Agreement. The Board considered the size and experience of the Advisor’s staff, its use of technology, and the Funds’ stated investment objectives, strategies and processes. The Board reviewed the overall qualifications of the Advisor as an investment advisor. In connection with the investment advisory services to be provided to the Funds, the Board Members took into account detailed conversations they had with officers of the Advisor regarding the management of the Funds’ investments in accordance with the Funds’ stated investment objectives and policies and the types of transactions that would be entered into on behalf of the Funds. During these discussions, the Board Members asked detailed questions of, and received answers from, the officers of the Advisor regarding the formulation and proposed implementation of the Funds’ investment strategies, their efficacy and potential risks.

In addition to the investment advisory services to be provided to the Funds, the Board Members considered that AQR also will provide shareholder and administrative services, oversight of Fund accounting, marketing services, and assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Board Members reviewed the compliance and administrative services to be provided to the Funds by AQR. The Board also reviewed a wide range of services to be provided to certain of the Funds’ shareholders under a shareholder services agreement between the Trust, on behalf of the Funds, and AQR. These services include providing information and services to Fund shareholders, including professional and informative reporting, access to analysis and explanations of Fund reports, and electronic access to Fund information.

Finally, the Independent Board Members had an opportunity to meet outside the presence of management in executive session separately with counsel to discuss and consider the Investment Advisory Agreement. Based on the presentations at the May 22-23, 2012 Board meeting, the Board concluded that the services to be provided to the Funds by AQR pursuant to the Investment Advisory Agreement were likely to be of a high quality and would benefit the Funds.

178	AQR Funds	Annual Report	December 2012

Board Approval of Investment Advisory Agreement (Unaudited)

Investment Performance and the Advisor’s Portfolio Management. Because the Funds are newly formed, the Board did not consider the investment performance of the Funds. The Board based its review of the Advisor’s performance primarily on the experience of the Advisor in managing other registered investment companies and private funds, noting that other funds the Advisor manages might have investment objectives, policies or restrictions different from those of the Funds. The Board reviewed performance information for strategies and model portfolios similar to that of the Funds. The Board also considered the experience, resources and strengths of the Advisor and its affiliates with respect to the investment strategies proposed for the Funds. Based on these factors, the Board Members determined that the AQR would be an appropriate investment advisor for the Funds.

The Advisory Fee and the Cost of the Services and Profits to be Realized by the Advisor from the Relationship with the Funds. The Board, including the Independent Board Members, received and reviewed information regarding the management fees to be paid by the Funds to the Advisor pursuant to the Investment Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided to the Funds.

To assist in this analysis, the Board received a report independently prepared by FUSE Research using Morningstar data. The report showed comparative fee information for each Fund’s expense group and expense universe, including expense comparisons of contractual investment advisory fees and actual total operating expenses. The Board noted that breakpoints are part of the Funds’ proposed investment advisory fee rate and that the proposed management fee rate would decrease as a Fund increases in size.

The Board also received and reviewed information regarding the profitability of the Advisor with respect to Fund-related activities. The Board took into consideration the Advisor’s profits from the management of other private accounts. The Board also reviewed the Advisor’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Advisor, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board reviewed an estimate of the Advisor’s costs and profitability for fiscal year ended December 31, 2011. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

The Board concluded that the management fee is reasonable.

Economies of Scale. Because the Funds are newly formed and had not commenced operations as of May 23, 2012, and the eventual aggregate amount of Fund assets was uncertain, the Advisor was not able to provide the Board Members with specific information concerning the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale, if any. The Board noted that the Funds would have breakpoints in their advisory fees which allow investors to benefit directly in the form of lower fees as fund assets grow. The Advisor presented information to show that the fees were set as a level that is competitive relative to funds of similar, actual or anticipated size. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Advisor’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall out” benefits that the Advisor or its affiliates may derive from its relationship with the Funds, both tangible and intangible. The Board also received information regarding the Advisor’s brokerage and soft dollar practices. The Board considered that the Advisor is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients. The Board noted that the Advisor does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the proposed advisory fee rates and projected total expense ratios are reasonable in relation to the services to be provided by the Advisor to the Funds, as well as the costs incurred and benefits to be gained by the Advisor in providing such services, including the investment advisory and administrative

AQR Funds	Annual Report	December 2012	179

Board Approval of Investment Advisory Agreement (Unaudited)

components. The Board also found the proposed investment advisory fees to be reasonable in comparison to the fees charged by advisors to other comparable funds of similar, actual or anticipated size. As a result, all of the Board Members, including the Independent Board Members, approved the Investment Advisory Agreement with respect to the Funds. The Independent Board Members were represented by counsel who assisted them in their deliberations.

180	AQR Funds	Annual Report	December 2012

Investment Advisor

AQR Capital Management, LLC

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 06830

Sub-Advisor

CNH Partners, LLC

Two Greenwich Plaza, 1st Floor,

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

JPMorgan Chase Bank, N.A.

4 Metro Tech Center

Brooklyn, NY 11245

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator

J.P. Morgan Investor Services Co.

70 Fargo Street

Boston, MA 02210

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website www.aqrfunds.com, or by accessing the SEC’s website at www.SEC.Gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and polices, experienced of its management, marketability of shares and other information.

P.O. Box 2248

Denver, CO 80201-2248

1-866-290-2688

www.aqrfunds.com

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

Cliff Asness

Managing & Founding Principal

John Liew

Founding Principal

Brian Hurst

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

The AQR Managed Futures Strategy Fund pursues an active managed futures strategy. We invest in futures and forward contracts both long and short across the global equity, fixed income, commodity, and currency markets.

We utilize both short and long-term trend following signals to attempt to profit from different types of trends that occur in all of these markets.

Trend following can be simply described as going long markets that are rising in price, and going short markets that are falling in price.

In addition to trend following signals, we also incorporate signals that seek to identify over-extended trends, and reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend following strategies.

We expect that the correlation of this strategy to the equity markets will average close to zero over a full economic cycle. That said, it is the nature of the strategy to exhibit a positive beta when the markets have been rising and a negative beta when the markets have been falling.

The strategy had strong relative and reasonable absolute performance for the full year 2012, with returns of +2.99% comparing favorably to returns of +0.11% for the Merrill Lynch 3 Month Treasury Bill index and returns of -3.45% for the Newedge CTA Trend Sub-Index, a peer index of trend-following managed futures hedge funds. By asset class, equities contributed +1.62%, fixed income detracted -0.19%, commodities detracted -2.17%, and currencies added +3.73%.

A strong first quarter rally in global equities and economically-sensitive commodities was followed by markets stalling on mixed economic news including slowing U.S. employment growth in April. This led to relatively neutral portfolio positioning at the end of April, which quickly shifted to bearish positioning in May as equities, energies, and industrial metals declined on resurgent concerns about Eurozone stability following the first Greek elections and Spanish bank downgrades. Market trends remained bearish through much of June, but turned bullish in July and August as policy makers attempted to solve the Eurozone crisis and global central banks announced yet more rate cuts and monetary easing. Trends across most markets aside from fixed income stayed bullish for the rest of the year, and the fund finished December with an expected portfolio beta of +0.5 to the S&P 500 equity index.

The strategy’s average annualized volatility target is 10%, which we allow to vary based on the conditional attractiveness of trends in the markets we trade. The fund entered the year targeting near 6% volatility, as short-term and long-term signals conflicted across most markets aside from fixed income. Volatility remained low

2	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

through April even as positioning in equities and commodities grew more bullish during the early-year rally, since fixed income signals moved closer to neutral following the March 2012 bonds sell-off. The downturn of growth-sensitive assets in May and June pushed short-term signals into bearish agreement with long-term signals, resulting in higher-than-average target for the fund through the second half of Q2. With a bounce-back of risky assets through July and August, the Fund settled into normal levels of targeted volatility at 10%. The Fund was at above average volatility through September and October, but reduced volatility for much of November as fiscal cliff worries weakened bullish trends across most markets. The fund ended the year with an expected volatility of 10%.

Long term trend following signals performed well, contributing profitably in every asset class other than commodities, where choppy markets throughout the year led to losses. Shorter term signals were much weaker due to multiple large and short-lived reversals throughout the year, especially in bond futures and commodities. This does not prove that long term trend following is superior to short term trend following – they just work in different environments. Given that it’s difficult to predict which environment will prevail, the strategy is diversified across many horizons of trend following in order to perform well across a greater variety of market environments. Overextended trend signals contributed strongly for the year in every asset class other than fixed income, as they successfully restrained Fund positioning in trends that had gone too far over the past few years.

In equities, the Fund began the year close to neutral, with the largest long positions in the outperforming US markets. Long positions in the US helped equities contribute in the first quarter, but the fund moved into short positioning swiftly enough to benefit from May’s global equity market declines, particularly losses in China and the European periphery. However, the fund was positioned very bearishly in June as markets rebounded following rate cuts by the Chinese central bank and an agreement by European leaders to spread losses on any bailout funds more broadly. The Fund turned bullish in equities again during July as equity markets rallied, and benefitted in August from the positive US Payrolls and the European Central Bank (“ECB”) announcement regarding its commitment to maintaining the Euro. The fund maintained long positions across all or nearly all developed and emerging equity markets from mid-August through year-end, with only a brief drop in mid-November as US markets dipped following the collapse of US fiscal cliff negotiations. The fund ended the year long all equity markets except for a neutral position in the Apple-heavy NASDAQ.

In fixed income, the Fund entered the year strongly long most bond futures and short term interest rate futures, with the only short positions in a few short rate contracts in the US. This positioning detracted early in the year as global benchmark yields rose in February and March due to improving economic news and a general equity market rally. Bond markets reversed in the second quarter as European debt concerns re-emerged and central banks announced new rate cuts, with Australian, U.K., and US long bonds leading the rebound. However, August saw another bond sell-off on positive economic data and political support for the Eurozone. Fixed income continued to detract through the end of the year as long-term yields stagnated and eventually ticked up slightly near year-end. These reversals caused fixed income exposures to provide a minor drag on Fund performance for the year, with the largest losses from positions in Australian and UK bonds. We ended the year still generally long due to positive long-term trends for most securities, though positions were smaller than at the start of 2012. The largest positions at year-end were long Japanese and German bonds, but the fund held small shorts in Australian bonds as well as Canadian and Swiss short term interest rate futures.

In commodities, the Fund entered the year long most energies and short nearly all other commodities. This positioning detracted initially as commodities rallied in January, but the portfolio benefited as softs and metals sold off strongly in March. This left the portfolio in a more bearish position to benefit as

AQR Funds	Annual Report	December 2012	3

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

commodities dropped sharply in May on the market sell-off. From that point on, multiple reversals across most commodity sectors caused the asset class to detract from fund performance. Agriculturals rallied from June through August on the drought in the mid-west but gave up much of those gains in the last four months. Base metals reversed a multi-month decline in September as risky assets rallied, but see-sawed through the end of the year, detracting from trend-following performance. Energies also declined slightly through the last few months, shifting from nearly universal longs to smaller long and short positions. Overall the losses outweighed gains in commodities, with the bright spots being gains from short positions in coffee and natural gas and a long position in soymeal versus losses in wheat, corn, and all metals. The fund finished the year slightly short in most commodities, with the largest longs in gasoline and zinc and the largest shorts in gold, sugar, and soy oil.

In the currency markets, the Fund’s largest positions entering the year were short the Euro with sizable long positions in the Australian Dollar and British Pound. The Euro short remained the largest position through the much of the year, as the currency fell on concerns ranging from the failure of initial Greek elections to produce a government to the downgrades and necessary bailouts of Spanish banks. However, the euro short turned into a detractor starting in August as the currency rallied following the head of the European Central Bank announcing that the ECB would do “whatever it takes” to preserve the currency. Positioning in the Japanese Yen also shifted throughout the year, as the currency often moved opposite to global equities. Declines in the first quarter gave way to a large rally in May as Eurozone troubles caused investors to bid up the yen as a safe haven currency. The Yen resumed its decline in the second half of the year, generating considerable gains for the portfolio in the fourth quarter. Despite losses on the euro short and a vacillating New Zealand Dollar, the fund benefited strongly as the carry trade reasserted itself through much of the year, generating sizable gains for short positions against the Japanese Yen and benefiting long positions in the Norwegian Krone, Australian Dollar, and most emerging market currencies. The fund ended the year strongly short the Japanese Yen and U.S. Dollar, with the largest long positions in the New Zealand Dollar, Norwegian Krone, and British Pound, plus long positions across most emerging market currencies.

Overall, we believe this year continued to illustrate the importance of our fund construction, which emphasizes diversification across asset classes as well as diversification across signals. Strong gains in currencies and equities counterbalanced losses in commodities; long term momentum and overextended signals provided positive returns as shorter term signals detracted. Most importantly, the fund’s strongly positive returns in May provided a hedge against short-term losses on global equities, yet the fund still managed to capture gains in the fourth quarter rally. We believe this ability of trend-following strategies to do well in months and quarters with poor traditional asset returns provides one of the strongest arguments for a managed futures strategy in most investors’ portfolios.

4	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR MANAGED FUTURES STRATEGY FUND
	1 Year	Since Inception (1/6/2010)
Fund - Class I: AQMIX	2.99%	0.55%
Fund - Class N: AQMNX	2.68%	0.28%

Merrill Lynch 3-Month T-Bill Index	0.11%	0.11%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 1.40% and 1.67%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR MANAGED FUTURES STRATEGY FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 1/6/2010

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2012	5

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

Brian Hurst

Principal

Yao Hua Ooi

Principal

Ari Levine

Vice President

Dear Shareholders:

The AQR Risk-Balanced Commodities Strategy Fund Class I shares returned -1.30% from their July 9 inception through the end of the year, versus a decline of -0.36% for the Dow Jones-UBS Commodity Index. Tactical returns accounted for all of the underperformance. Our strategic portfolio benefited from better contract positioning relative to the index and better allocations across commodities within each sector. Although we expect volatility targeting to add value in the long run by diversifying through time, it detracted somewhat for the year by driving a portfolio-wide overweight during commodities’ broad fourth quarter decline. These periods of underperformance will tend to occur with some frequency, as we expect the Fund to average a sizable tracking error of 8-10% annualized versus the Dow Jones-UBS Commodity Index. The portfolio structure and our risk management were built to be benchmark-agnostic and outperform over full market cycles rather than the short-term.

The Fund pursues an active approach to commodities investment, aiming to outperform standard commodity future indices through greater risk diversification, risk controls, and active commodity selection. The Fund invests in twenty-four commodity futures across six sectors: energies, base and precious metals, agricultural products, softs, and livestock.

We pursue a risk-balanced approach to build a truly diversified portfolio where all assets matter, but no one commodity matters too much. Risk-balancing involves allocating investments by risk, which means that we attempt to avoid significantly overweighting any particular sector, such as energies. In addition, commodity sectors which have lower risk will generally be allocated more capital than sectors which are deemed riskier.

In addition to balancing risk across sectors, the portfolio is dynamically adjusted through time as market conditions change in an attempt to keep the overall portfolio volatility steady through time. The Fund incorporates a systematic drawdown control that will reduce the portfolio’s target risk level and total exposures in adverse market environments. We believe that greater diversification and portfolio-wide risk controls lead to more consistent volatility, reduce tail risk associated with this volatile asset class, and help the investor to remain invested through more difficult market environments.

We utilize AQR’s proprietary macroeconomic, fundamental, and technical views in a systematic way to overlay the portfolio with over- and under-weights based on those views. The ultimate goal is to build a commodities portfolio that in the long run will deliver higher returns at a risk level similar to traditional indices by combining a better strategic allocation overlaid with tactical tilts.

The Fund is allowed to go both long and short in any given commodity, but will maintain a net long position across the portfolio. The investment process leads to an average beta to the Dow-Jones UBS Commodity Index around 1.0, although the portfolio will typically have lower beta in high volatility environments and a higher beta

6	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

in low volatility environments. Our tactical over- and under-weights around the risk-balanced framework use the same forecasting models used in our global macro hedge funds and include signals based on price trends, the shape of each commodity’s futures curve, inventory, macroeconomic variables, and many other indicators. The annualized target volatility for the portfolio averages 18%. This target varies modestly over time, increasing a bit when we are generally bullish on commodities and decreasing when we are less optimistic.

The portfolio’s exposures are reviewed daily and adjusted as necessary to keep overall portfolio risk level and risk balance across sectors fairly steady. The Fund shifted from an initial net exposure of 90% of NAV to a net exposure of 140% over the second half of the year as expected commodity volatility steadily declined. Tactical views gradually shifted bearish to bullish through the third quarter on positive price trends and economic news, then ended the year neutral as most commodities stagnated or declined through the fourth quarter. On a sector basis, the largest shifts in position sizes were in energies and base metals, both of which saw larger notional allocations mostly due to declining volatility expectations along with improving tactical views.

Moving to return attribution, the strategic portion of the portfolio returned +0.6% while tactical tilts detracted -1.9%. The strategic return in this attribution is the return to a long-only portfolio with risk-balanced sector weights and a volatility target of 18% annualized. The tactical returns are the active returns to commodity over- and underweights relative to this strategic portfolio. Breaking out total returns by sector, energies contributed +1.3%, base metals contributed +0.7%, precious metals contributed +0.6%, agriculturals detracted -1.9%, softs detracted -1.9%, and livestock detracted -0.1%.

The largest sector contributors to Fund performance since inception were energies and base metals, with return contributions of +1.3% and +0.7%, respectively. Both sectors were boosted in the summer by positive economic developments including positive payrolls data in the U.S., and had strong returns through September on news of monetary easing by the U.S. Federal Reserve (Fed) and continuing efforts of the European Central Bank (ECB) to stabilize the Euro Zone. Oil and distillate prices declined only slightly over the fourth quarter, and our tactical models benefitted from an underweight on natural gas as mild fall weather in the northern U.S. drove a 10% decline.

The two biggest detracting sectors were agriculturals and softs, each with return contributions of -1.9%. The Fund started too late to catch much of the summer rally in grain prices driven by drought in the US mid-west, but it suffered when grain prices fell sharply through the fourth quarter as global crop conditions outside the U.S. were favorable. This price reversal also caused some slight tactical losses to our trend-following models. Softs fell throughout the second half, with sugar futures declining 15% on a global glut and coffee futures falling 24% following a very strong harvest in Brazil and elsewhere.

Tactical positioning detracted -1.9% from performance since inception, with the two largest detractors being trend-following strategies across most sectors and relative-value trades within metals. Trend-following suffered most in agriculturals and base metals as those two sectors experienced the largest reversals from a bullish trend in the third quarter to broad declines in the fourth. The Fund also suffered due to a tactical long position in silver versus other metals motivated by seasonal effects and greater exposure to improving economic indicators. On the contributor side, our tactical models benefited from shifting positioning in wheat driven by seasonal effects and curve shape signals. Tactical positioning in gold also contributed throughout the year, moving from a third quarter overweight driven by seasonal effects and positive price trends to a well-timed short position as negative value signals began to dominate.

At year end, the Fund had a roughly neutral tactical view on commodities, with modestly negative return trends offset by modestly positive economic fundamental signals. Our largest overweight was a sizable

AQR Funds	Annual Report	December 2012	7

Shareholder Letter (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

long in copper versus an underweight in aluminum on the basis of inventory signals, and relative price trends and economic demand signals for both metals. We also maintain an overweight on Brent and WTI crude oil futures versus underweights in refined oil products due to unusually wide price spreads. The Fund’s largest underweight at year end was gold due to negative price trends aligning with long-term value signals.

The Fund finished 2012 with slightly negative returns. The strategic allocation managed to add some value relative to the benchmark, but active tactical positioning detracted enough that the Fund underperformed. However, while short term results can be noisy, in the long term we believe the Fund’s broader diversification, strong risk management, and active commodity selection will ultimately deliver more steady volatility and superior returns across market environments. We appreciate your investment.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR RISK-BALANCED COMMODITIES STRATEGY FUND
Since Inception (7/9/2012)
Fund - Class I: ARCIX	-1.30%
Fund - Class N: ARCNX	-1.40%

Dow Jones-UBS Commodity Index Total Return	-0.36%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 1.36% and 1.61%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR RISK-BALANCED COMMODITIES STRATEGY FUND VS. DOW JONES-UBS COMMODITY INDEX VALUE OF $10,000 INVESTED ON 7/9/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

8	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael

Mendelson

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

On December 31, 2012, the AQR Risk Parity Fund completed its second full fiscal year. From December 31, 2011 through December 31, 2012, the Fund’s Class I shares returned +14.26% and realized an annualized volatility of 6.09%. During this same period, the Fund’s old benchmark the Merrill Lynch 3 Month Treasury Bill Index returned +0.11%, while the new benchmark a 60/40 benchmark consisting of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index returned 11.31% at an average realized volatility of 7.02%. The new benchmark is more representative of the Funds investment strategy and holdings than the previous benchmark the Merrill Lynch 3 Month Treasury Bill Index. The Fund’s net assets across all share classes grew to over $1.0 billion by the end of 2012.

Through the use of derivatives such as futures and swaps, the Fund invests across a wide variety of global markets, including: developed and emerging market equities, fixed income and currencies, global credit (corporate, government, and mortgage), and commodities in an attempt to build a truly diversified portfolio where all asset classes matter, but no one asset class matters too much. Risk Parity investing involves allocating investments by risk which means that instruments which have lower risk will generally be allocated larger capital than instruments which are deemed more risky. As markets move through different risk regimes, the portfolio is dynamically adjusted to help keep the overall portfolio risk and balance of risks across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risk associated with investments in the capital markets, and enables the investor to remain invested through more difficult market environments.

In addition to varying position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected return models, which include signals based on carry, momentum, valuation, and other important economic variables. These views determine over- and underweights across a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts. The Fund will generally remain long all of the markets in which we invest while striving to average a moderate (under 0.5 on average) beta to the stock market over a full market cycle.

The targeted annualized volatility for the Fund is 10%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes we trade. We started and ended the year close to the 10% long term average, but overall bearish views led us to target less volatility in the second quarter. This was reversed in the third quarter, as our tactical signals indicated an attractive environment overall on the back of positive trends.

In 2012, asset prices were driven by a tug of war between improving economic fundamentals and continued concerns about tail risks, mostly from Europe. However, overall it was a positive year for risk assets, with volatility of all assets except bonds coming down substantially from elevated 2011 levels, leading to significantly higher exposures in all but the nominal bond bucket. Fund exposures as a whole ended 2012 about 30% higher than they had been a year earlier, with equity, inflation, and credit exposures all up, while bond exposure was down, led by a bearish tilt in bonds. In

AQR Funds	Annual Report	December 2012	9

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

order to maintain portfolio risk at a steady target, the Fund moved from a 0.20 beta versus the S&P 500 Index at the end of 2011 to a 0.41 beta at the end of 2012.

The Fund experienced gains in all of the four major asset class buckets for the full year. To a net return of +14.26% for 2012, equities contributed +3.02%, fixed income contributed +4.14%, inflation-linked assets contributed +1.67%, and credit assets added +5.43%. Like risk, returns for the year were shaped by generally improving economic fundamentals outweighing tail risk concerns. The tactical tilts we made in the Fund added to returns in credit and equities, but detracted in fixed income and inflation, on net detracting -0.3% from the Fund’s return.

The equity bucket contributed positively to the Fund in all but the second quarter as equity markets rallied. The Fund was tactically overweight equities through most of the year on positive momentum. The second quarter was an exception, as falling markets in the second quarter hurt trend signals and caused us to switch to a bearish position. Markets subsequently turned around, and with the resulting improving trend signals we returned to our overweight in equities. Equity notional exposures increased over the year, increasing as volatility dropped with improving markets. This move was tempered in the second quarter in conjunction with the market uncertainty and bearish tactical move, but this was a small move in the context of the equity volatility decrease over the year. Our tactical tilts in equities added modestly to the Fund for the year, with a +0.1% contribution. Positive returns from asset class timing and trend-following signals were partially offset by losses in relative value positions.

The nominal bond bucket was a strong contributor to the Fund, driven by second quarter returns, although returns in the second half were also positive. Bonds rallied in the second quarter on weakening macroeconomic conditions and heightened risk aversion from Euro-area concerns. Accommodative monetary policy also helped bonds in the second quarter, as well as the rest of the year. The Fund moved from bullish to bearish bonds over the year, driven by negative asset class timing signals. While long term trends remained strong at the end of the year, short-term trend signals had worsened, strengthening our bearish tilt. Tactical tilts to bonds detracted -0.8% from performance, mostly from our negative asset class timing signal, as bonds performed well. Trend-following signals also detracted for the year, while relative value trades in fixed-income were relatively flat. While we ended the year overall underweight bonds, we had a modest overweight on German bunds on a relative-value basis based on momentum, versus U.K. gilts, which we disliked based on poor valuation and price momentum factors.

The inflation bucket was positive for the year, driven by strong performance from inflation-linked bonds, offsetting losses from commodities. Inflation-linked bonds preformed well as aggressive easing measures implemented by global central banks put downward pressure on real yields. Commodities detracted -1.2% over the year, of which -0.4% was due to tactical tilts, mostly from poor trend-following performance. Commodities dropped sharply in May due to weakening economic conditions and the European debt crisis, with energies hit particularly hard. The fourth quarter was also difficult for commodities, as grains dropped from their post-drought highs due to news of better-than-expected global harvests. The Fund ended the year as we started, with a tactical underweight in commodities, although we moved to an overweight in the third quarter. On a relative-value basis, we ended the year long copper versus aluminum on price momentum and supply factors and long crude versus unleaded/heating oil on crack-spread timing.

Credit was the best performing asset class bucket in 2012. High yield credit spreads drove the strong returns, as global easing measures led the spread on high yield credit default swaps to its tightest level since May 2011 in the third quarter. The primary markets remained active, leading 2012 to set a new record for annual issuance of $370 billion. Tactically, we were overweight, for much of the year sizably so, high yield credit throughout the year on several factors, especially positive price momentum. This tactical position added +0.8% over the year. We ended the year with less of an overweight, as we steadily reduced our position over the fourth quarter based on negative corporate fundamental momentum. Corporate and emerging credit spread, emerging currencies, and commercial mortgage backed spreads also all contributed positively to the Fund.

10	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

This has been a good second year for the Fund, as it beat the benchmark’s return at a lower level of volatility. We believe the benefits of broad risk-based diversification and volatility targeting were well evidenced over this period as all four risk categories contributed meaningfully, outperforming the equity risk dominated benchmark during a period of strong equity returns. We remain confident that the diversification of a risk parity approach provides a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR RISK PARITY FUND
	1 Year	Since Inception (9/30/2010)
Fund - Class I: AQRIX	14.26%	10.44%
Fund - Class N: AQRNX	14.00%	10.17%

Merrill Lynch 3-Month T-Bill Index	0.11%	0.11%

60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	11.31%	9.66%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 1.12% and 1.48%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR RISK PARITY FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX AND 60% S&P 500 INDEX/40% BARCLAYS U.S. AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 9/30/2010

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2012	11

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael

Mendelson

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

On December 31, 2012, the AQR Risk Parity II MV Fund completed its first two months. From its inception date of November 6, 2012 through December 31, 2012, the Fund’s Class I shares returned +1.77% and realized an annualized volatility of 5.27%. During this same period, the Fund’s benchmark a 60/40 benchmark consisting of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index returned +0.68% at an average realized volatility of 7.47%. The Fund’s net assets across all share classes grew to over $32 million by the end of December.

Through the use of derivatives such as futures and swaps, the Fund invests across a wide variety of global markets, including: developed and emerging market equities, fixed income, and commodities in an attempt to build a truly diversified portfolio where all asset classes matter, but no one asset class matters too much. Risk Parity investing involves allocating investments by risk which means that instruments which have lower risk will generally be allocated larger capital than instruments which are deemed more risky. As markets move through different risk regimes, the portfolio is dynamically adjusted to help keep the overall portfolio risk and balance of risks across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risk associated with investments in the capital markets, and enables the investor to remain invested through more difficult market environments.

In addition to varying position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected return models, which include signals based on carry, momentum, valuation, and other important economic variables. These views determine over- and underweights across a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts. The Fund will remain long all of the markets in which we invest while averaging a moderate (under 0.3 on average) beta to the stock market over a full market cycle. Total Fund exposures finished the year close to their inception levels. Commodity exposures increased over the period as volatility estimates came down since inception.

The targeted annualized volatility for the Fund is 10%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes we trade. The Fund has remained close to the 10% average target annualized volatility since inception.

The Fund experienced gains in all of the three major asset class buckets for the two months since inception. To a net return of +1.77%, equities contributed +1.24%, fixed income contributed +0.23%, and inflation-linked assets contributed +0.30%.

12	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

The equity bucket was the main contributor to the Fund since inception as equity markets rallied after underperforming at the beginning of November. Both developed and emerging market equities rose on positive economic news globally. The Fund was tactically overweight equities with the exceptions of Canada and Australia. Our position was driven by positive trend-following signals amid generally rising global markets and a bullish assets-class timing position. On a relative value basis we were overweight EuroStoxx based on strong valuation versus Canadian and Australian equities. Our tactical tilts in equities added +0.1% to the Fund.

The nominal bond bucket contributed positively to returns, as positive performance from German bunds buoyed the portfolio. German bunds rose during the quarter as the market priced in expectations of further monetary policy accommodation given the Eurozone’s continued economic malaise. Tactically we were significantly underweight bonds based on negative asset-class timing signals. Short term trend signals also worsened over the period. On a relative value basis we were modestly overweight Germany based on momentum. Out tactical tilts in nominal bonds detracted -0.1% from the Fund.

The inflation bucket added to returns since inception based on positive returns in inflation-linked bonds, which did well as extraordinary easing efforts from global central banks put downward pressure on real yields. Commodities were mixed during the period. Grains dropped from their post-drought highs due to news of better-than-expected harvests. In energies, natural gas dropped as mild weather reduced demand, while crude oil performed well. Overall commodities detracted from the Fund, as bearish tactical tilts, based on underweight to flat trend-following and asset-class timing views, performed poorly. On a relative-value basis, we ended the year long copper versus aluminum on price momentum and supply factors and long crude versus unleaded/heating oil on crack-spread timing.

This has been a good start for the Fund, and we hope to continue to add value to your portfolios going forward. We are confident that the diversification of a risk parity approach provides a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR RISK PARITY II MV FUND
Since Inception (11/5/2012)
Fund - Class I: QRMIX	1.77%
Fund - Class N: QRMNX	1.70%

60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	0.68%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 1.34% and 1.59%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2012	13

Shareholder Letter (Unaudited)

AQR RISK PARITY II MV FUND

AQR RISK PARITY II MV FUND VS. 60% S&P 500 INDEX/40% BARCLAYS U.S. AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 11/5/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

14	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael

Mendelson

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

On December 31, 2012, the AQR Risk Parity II HV Fund completed its first two months. From its inception date of November 6, 2012 through December 31, 2012, the Fund’s Class I shares returned +2.44% and realized an annualized volatility of 7.57%. During this same period, the Fund’s benchmark a 60/40 benchmark consisting of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index returned +0.68% at an average realized volatility of 7.47%. The Fund’s net assets across all share classes grew to over $22 million by the end of December.

Through the use of derivatives such as futures and swaps, the Fund invests across a wide variety of global markets, including: developed and emerging market equities, fixed income, and commodities in an attempt to build a truly diversified portfolio where all asset classes matter, but no one asset class matters too much. Risk Parity investing involves allocating investments by risk which means that instruments which have lower risk will generally be allocated larger capital than instruments which are deemed more risky. As markets move through different risk regimes, the portfolio is dynamically adjusted to help keep the overall portfolio risk and balance of risks across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risk associated with investments in the capital markets, and enables the investor to remain invested through more difficult market environments.

In addition to varying position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected return models, which include signals based on carry, momentum, valuation, and other important economic variables. These views determine over- and underweights across a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts. The Fund will remain long all of the markets in which we invest while averaging a moderate (under 0.5 on average) beta to the stock market over a full market cycle. Total Fund exposures finished the year close to their inception levels. Commodity exposures increased over the period as volatility estimates came down since inception.

The targeted annualized volatility for the Fund is 15%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes we trade. The Fund has remained close to the 15% average target annualized volatility since inception.

The Fund experienced gains in all of the three major asset class buckets for the two months since inception. To a net return of +2.44%, equities contributed +1.84%, fixed income contributed +0.36%, and inflation-linked assets contributed +0.24%.

AQR Funds	Annual Report	December 2012	15

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

The equity bucket was the main contributor to the Fund since inception as equity markets rallied after underperforming at the beginning of November. Both developed and emerging market equities rose on positive economic news globally. The Fund was tactically overweight equities with the exceptions of Canada and Australia. Our position was driven by positive trend-following signals amid generally rising global markets and a bullish assets – class timing position. On a relative value basis we were overweight Eurozone equities based on strong valuation versus Canadian and Australian equities. Our tactical tilts in equities added +0.1% to the Fund.

The nominal bond bucket contributed positively to returns, as positive performance from German bunds buoyed the portfolio. German bunds rose during the quarter as the market priced in expectations of further monetary policy accommodation given the Eurozone’s continued economic malaise. Tactically we were significantly underweight bonds based on negative asset – class timing signals. Short term trend signals also worsened over the period. On a relative value basis we were modestly overweight Germany based on momentum. Out tactical tilts in nominal bonds detracted -0.2% from the Fund.

The inflation bucket added to returns since inception based on positive returns in inflation-linked bonds, which did well as extraordinary easing efforts from global central banks put downward pressure on real yields. Commodities were mixed during the period. Grains dropped from their post-drought highs due to news of better-than-expected harvests. In energies, natural gas dropped as mild weather reduced demand, while crude oil performed well. Overall commodities detracted from the Fund, as bearish tactical tilts, based on underweight to flat trend-following and asset-class timing views, performed poorly. On a relative-value basis, we ended the year long copper versus aluminum on price momentum and supply factors and long crude versus unleaded/heating oil on crack-spread timing.

This has been a good start for the Fund, and we hope to continue to add value to your portfolios going forward. We are confident that the diversification of a risk parity approach provides a sound allocation for the wide variety of potential market environments we may face in the coming years.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR RISK PARITY II HV FUND
Since Inception (11/5/2012)
Fund - Class I: QRHIX	2.44%
Fund - Class N: QRHNX	2.38%

60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	0.68%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 1.54% and 1.79%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

16	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR RISK PARITY II HV FUND

AQR RISK PARITY II HV FUND VS. 60% S&P 500 INDEX/40% BARCLAYS U.S. AGGREGATE BOND INDEX VALUE OF $10,000 INVESTED ON 11/5/2012

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2012	17

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

John Liew

Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Mark Mitchell, Ph.D.

Founding Principal, CNH Partners

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The AQR Multi-Strategy Alternative Fund’s Class I shares returned +2.36% in 2012. For the year, the Fund had positive contributions from six of the nine main strategies and realized 4.2% annualized weekly volatility and a -0.07 weekly correlation to equities. For the year, the Fund’s benchmark, the Merrill Lynch 3 Month Treasury Bill Index, had a slight positive return of 0.11%. The hedge fund industry, as measured by its major indices, also posted positive returns, with the Dow Jones Credit Suisse (DJCS) Hedge Fund Index gaining 7.7% net of fees for the year. The investable DJCS Core Index gained 5.31% net of fees in 2012. The HFRI Fund Weighted Composite Index gained 6.2% net of fees in 2012. The investable HFRX Global Hedge Fund Index gained 0.92% net of fees in 2012.

The Fund attempts to provide attractive risk-adjusted returns by providing exposure to a broadly-diversified portfolio of classic, relative-value alternative strategies. We include strategies that are liquid and which can be built to be low-to-uncorrelated with traditional markets, something we believe should be a key feature of alternative strategies that are meant to be a source of diversifying returns. We believe in providing a great deal of transparency, which means providing insight into our investment process and the economic themes we seek to capture in addition to positions.

Our focus on providing a broadly-diversified portfolio starts with including nine major categories in our Fund. They are Long/Short Equity, Equity Market Neutral, Dedicated Short Bias, Emerging Markets, Convertible Arbitrage, Event Driven, Global Macro, Managed Futures and Fixed Income Relative Value. We believe that each of these categories offers good long term risk-adjusted returns, but they each go through good times and bad times. The key is that they usually go through ups and downs at different times, thus allowing us to benefit by diversifying across the nine and generating more consistent long-term performance. Underlying the nine major categories are approximately 60+ strategies that make up the economic themes and classic strategies within the Fund. Each strategy is built from the bottom up by internal, experienced teams at AQR.

Our portfolio construction approach is to be as diversified and balanced as possible, starting with equal risk weighting as a baseline and then making small tactical tilts around the strategic risk allocation when we think strategies are conditionally attractive or unattractive. Because we are trading in these markets daily and because all of the strategies are managed in one portfolio, we can stay disciplined about rebalancing to our strategic weights, stay nimble by taking advantage of tactical opportunities and also provide efficient exposure by netting positions and transactions costs.

We target 10% annual volatility in the Fund and an annual return of 7-8% net of fees in excess of cash.

Central banks were quite accommodating in 2012, keeping rates low and, in some cases, purchasing bonds. This had a positive effect on asset prices around the world,

18	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

as equities recorded strong gains as measured by the S&P 500 Index (+15.9%), MSCI World Index (+16.4%), and MSCI Emerging Markets Index (+18.2%). Corporate credit returns were also robust as gains were found in Barclays U.S. Corporate Investment Grade Index (+9.4%) and Credit Suisse Leveraged Loan Index (+9.4%).

On a relative basis the Fund’s performance was slightly better than the performance of the major hedge fund indices and global equity markets. The Fund’s realized volatility was below target, realizing 5.5% volatility based on daily returns. The Fund’s realized beta to the MSCI World index was less than 0.1. Of the nine major categories, four had positive returns and five had negative returns. The estimated contributions were as follows:

Long/Short Equity: 1.30%

Equity Market Neutral: -0.79%

Dedicated Short Bias: -0.49%

Emerging Markets: 1.23%

Event Driven: 0.70%

Convertible Arbitrage: 0.64%

Global Macro: -0.59%

Managed Futures: 0.21%

Fixed Income Relative Value: 0.15%

Following is a more detailed review of the performance of the categories with notable contributions.

Long/Short Equity: The Fund’s growth-oriented stock-selection sub-strategy performed well overall in 2012, with non-U.S. portfolios leading and the U.S. portfolio lagging. Growth themes were the dominant drivers of positive contributions across geographies. As for industry selection opportunities, 2012 presented some challenges. S&P 500 Sector performance was contained within a relatively narrow band. In the past 20 years, there were only three years in which the range of best performing and worst performing S&P 500 sectors was lower, and there was only a single year in the past 20 when sector dispersion (average sector performance difference from the index) was lower. The Fund’s U.S. industry selection sub-strategy performed quite admirably given the limited range of sector performance. Global sector compression within the MSCI World Index was less extreme compared with the past, but 2012 sector spreads were certainly less than average. The Fund’s UK Long/Short portfolio was the only geographic portfolio that performed poorly in industry themes.

Emerging Markets: Emerging Markets strategies were a significant driver of performance in 2012. The primary driver of returns was the Emerging Currencies sub-strategy. Improving sentiment related to the European debt crisis benefited the Fund’s long emerging European currencies, which provided the largest concentration of gains by region in the sub-strategy. Meaningful gains came from the Turkish Lira, Polish Zloty, and Hungarian Forint. The Emerging Stock-selection sub-strategy benefited from stock and industry tilts. Several themes contributed, including value, growth and sentiment. The Emerging Equity Directional portfolio avoided any negative quarters this year as it nimbly shifted exposure from long each equity market traded in January and February to short every market from March to July (except China in June) and then flipping long every market (except India) for the remainder of the year. Value themes performed well within the Emerging Equity Directional portfolio, while growth themes detracted from performance.

Event Driven: The merger environment was fairly benign as characterized by declines in deal flow, declines in deal spreads and a low rate of deal failure. The dollar volume of deals declined globally by 14% from 2011 but the decline was more pronounced among deals where the target was in the U.S. (-22% Year over

AQR Funds	Annual Report	December 2012	19

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

Year) or where target value exceeded $1 billion (-17% Year over Year). In fact, deals in which the target was in the U.S. and over $1 billion declined by 31%. Among the universe of deals, median spreads have come down from as high as 7% in January to a little more than 2% at year-end. As stated above, a diminished level of deal failures within the portfolio in 2012 has also had a significant positive impact on returns.

Equity Market Neutral: This was the worst performing strategy during the past year. Most of the losses were sustained in the first four months of the year. The rest of the year, experienced gains in one month that were often wiped out in the next. These losses were concentrated within quality measures (e.g., defensive themes such as low leverage and low risk) and contained almost entirely within the U.S. portfolio. In addition, the Fund’s earnings quality themes that focus on accruals, contributed negatively in the second and third-quarters of this year.

Global Macro: The Developed Equity Relative Value sub-strategy was the primary source of the strategy’s struggles in 2012, with losses concentrated in the first and fourth-quarters. In each case the largest loss came from short TOPIX positions and next largest losses were from long FTSE positions. In both quarters, the Japanese market far outperformed other developed markets on the back of yen depreciation and the resulting outlook for stronger export competitiveness. The Commodities Relative Value sub-strategy, which was introduced to Global Macro in June, was a detractor for the year, with losses concentrated in the third-quarter, when the relative value sub-strategy increased positioning in grains after drought-driven prices peaked. In addition to gains from yen positioning, the currency sub-strategy also had positive contribution from short euro positions held throughout the year, although gains were concentrated in the second and third-quarters. The Developed Equity Directional sub-strategy was long all equity indices traded throughout the year and, as markets went up, so did the contribution to performance.

Dedicated Short Bias: The directional short component of the Dedicated Short Bias strategy represented a headwind for much of the year as global equity markets rallied by 16.4%. Fortunately, this directional component is modest in size, though the losses from direction were greater than total losses for the strategy as a result of positive contribution from the Dedicated Short Bias stock-selection sub-strategies. Within these four market-neutral, regional portfolios there was good contribution from the US and Japanese portfolios with little impact from either the U.K. or European portfolios. Sentiment-oriented themes performed well across regions. The fundamentally-oriented themes that were introduced to the strategy at mid-year produced negative results on balance.

Tactical Positioning: As of December 31st, six of the Fund’s nine strategies are tactically underweight relative to strategic allocation, but only three are tactically positioned below 90% of strategic weights. Long/Short Equity is the only strategy that is tactically overweight.

The Fund’s three arbitrage strategies: Event Driven, Convertible Arbitrage and Fixed Income Relative Value, remain significantly underweight. Convertible Arbitrage’s weighting reflects the continued low level of issuance and a universe of securities that appears fully valued. Event Driven’s weighting has increased modestly given a broader opportunity set, but is overall underweight, given that spreads have tightened to just 2.3% and deal flow remains modest and tilted toward small transactions. Significant divergence in view among Fixed Income Relative Value’s trading themes has persisted all quarter and the strategy remains meaningfully underweight.

20	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

The Long/Short Equity strategy has remained at 15% overweight over the course of the quarter as upward momentum in markets has kept the variable net exposure component toward upper risk levels. Dedicated Short Bias and Equity Market Neutral both remain at neutral allocations.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2012 AQR MULTI-STRATEGY ALTERNATIVE FUND
	1 Year	Since Inception (7/18/2011)
Fund - Class I: ASAIX	2.36%	-0.19%
Fund - Class N: ASANX	2.11%	-0.40%

Merrill Lynch 3-Month T-Bill Index	0.11%	0.09%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 2.59% and 2.85%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR MULTI-STRATEGY ALTERNATIVE FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 7/18/2011

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2012	21

Shareholder Letter (Unaudited)

PRINCIPAL RISKS:

AQR Managed Futures Strategy Fund: The use of derivatives, including forward and futures contracts, swap agreements, and exposure to the commodities markets exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. When investing in bonds, yield and share price will vary with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short term. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. Emerging market and foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. This Fund is not suitable for all investors.

AQR Risk-Balanced Commodities Strategy Fund: The use of derivatives, including forward and futures contracts, swap agreements and exposure to the commodities markets exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. When investing in bonds, yield and share price will vary with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short term. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. Foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. This Fund is not suitable for all investors.

AQR Risk Parity Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund: The use of derivatives, including forward and futures contracts, swap agreements and exposure to the commodities markets exposes the Funds to additional risks including increased volatility, lack of liquidity, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. When investing in bonds, yield and share price will vary with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short term. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. Emerging market and foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. These Funds are not suitable for all investors.

AQR Multi-Strategy Alternative Fund: The use of derivatives, including forward and futures contracts, swap agreements and exposure to the commodities markets exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Derivative contracts involve exposure to counterparty credit risk, which refers to the possibility that the counterparty to a derivative instrument will not be able to make principal and interest payments when due. The Fund employs arbitrage and alternative strategies, which carry the risk that the anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds its trades. This Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will

22	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. When investing in bonds, yield and share price will vary with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short term. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. Emerging market and foreign investing involves special risks such as currency fluctuations, political uncertainty, differences in generally accepted accounting principles, increased volatility and lower trading volume. This Fund is not suitable for all investors.

An investment in any of the AQR Funds listed above (the “Funds”) involves risk, including loss of principal. Diversification does not eliminate this risk. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad.

The Funds are each a non-diversified fund. Because each Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may therefore have a greater impact on the Fund’s performance. The Funds also invests in a wholly-owned and controlled subsidiary and is indirectly exposed to the risks associated with the subsidiary’s investments. The Funds from time to time employ various hedging techniques, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The Funds are subject to high portfolio turnover risk as a result of frequent trading, and thus will incur a higher level of brokerage fees and commissions and cause a higher level of tax liability to shareholders in the funds. The AQR Multi-Strategy Alternative Fund may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique.

Please refer to each Fund’s prospectus for complete information regarding all risks associated with the Funds.

Cliff Asness, David Kabiller, Brian Hurst, Yao Hua Ooi and Marco Hanig are registered representatives of ALPS Distributors, Inc.

DEFINITIONS:

Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Barclays U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued US Corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding.

Bearish: A belief that a particular security, sector or the overall market will fall.

AQR Funds	Annual Report	December 2012	23

Shareholder Letter (Unaudited)

Beta is a measure of the volatility of a security or portfolio in comparison to an index or the market as a whole, where a security with a beta of 1.0 has equivalent volatility to the index or market it is compared to.

Bullish: A belief that a particular security, sector or the overall market will rise.

Correlation: A measurement to identify the relationship and impact on return of two or more assets.

Crack Spread: In commodity markets, the differential between the price of crude oil and the petroleum products extracted from it.

Credit: This strategy purchases attractively priced securities on a hedged basis, typically around event induced capital flows.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

Dow Jones Credit Suisse Core Hedge Fund Index is an investable, asset-weighted hedge fund index that seeks to provide broad representation of the liquid, investable hedge fund universe with limited platform bias. The index reflects the performance of managed accounts and other regulated fund structures sourced from across a range of platforms.

Dow Jones Credit Suisse Hedge Fund Index is an asset-weighted benchmark that seeks to measure hedge fund performance and provide the most accurate representation of the hedge fund universe.

Dow Jones-UBS Commodity Index is a broad-based index used to represent the most frequently-traded global commodity futures.

Futures and Forwards contracts: A financial contract obligating the buyer to purchase an asset (or the seller to sell an asset) at a pre-determined future date and price.

HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

Merrill Lynch 3 Month Treasury Bill Index is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

Momentum: An investment style wherein an asset is deemed to have positive momentum if it has performed well in the past relative to other assets in the same universe.

24	AQR Funds	Annual Report	December 2012

Shareholder Letter (Unaudited)

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI World ex-USA Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States. Indexes are unmanaged and one cannot invest directly in an index.

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

Newedge CTA Trend Sub-Index is a subset of the Newedge CTA Index, and follows traders of trend following methodologies. The Newedge CTA Index is equal weighted, calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment.

S&P 500 Index is a capitalization weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and one cannot invest directly in an index.

Tail Risk: The risk of larger or more frequent losses than would be expected if returns to an asset or portfolio followed a normal distribution.

Tracking Error: A measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns.

Volatility is a statistical measurement of up and down asset price fluctuations over time. If an asset has rapid dramatic price swings, its “volatility” will likely be relatively high. If prices are consistent and rarely change, “volatility” of that asset will likely be relatively low. “Volatility” can be measured as the standard deviation of an asset with a specific time horizon. It is often used to quantify the risk of such asset over a time period, typically expressed in annualized terms.

AQR Funds	Annual Report	December 2012	25

Consolidated Schedule of Investments	December 31, 2012

AQR MANAGED FUTURES STRATEGY FUND

MONEY MARKET FUNDS - 81.6%	SHARES	VALUE (Note 3)
BlackRock Liquidity Funds TempFund Portfolio, Class I, 0.140% (a)	155,658,517	$155,658,517
Dreyfus Treasury Cash Management, Class I, 0.010% (a)	622,634,067	622,634,066
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.120% (a)(b)	10,608	10,608
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)(b)	634,381,938	634,381,938
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (a)	762,355,858	762,355,858

TOTAL MONEY MARKET FUNDS (cost $2,175,040,987)		2,175,040,987

	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
SHORT-TERM INVESTMENTS - 9.7%
U.S. Treasury Bill, 0.000% 6/20/13 (c) (cost $258,013,347)	$258,130	$258,002,742

TOTAL INVESTMENTS - 91.3% (cost $2,433,054,334)		2,433,043,729

OTHER ASSETS IN EXCESS OF LIABILITIES - 8.7% (d)		231,233,468

NET ASSETS - 100.0%		$2,664,277,197

(a)	Represents annualized seven-day yield as of December 31, 2012.
(b)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange, futures and swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.
(d)	Includes appreciation on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

Total return swap contracts outstanding as of December 31, 2012:

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital	Cocoa Futures	3/13/2013	USD	(14,564,060)	$1,304,580
Barclays Capital	Coffee ‘C’ Futures	3/18/2013	USD	(873,562)	64,688
Barclays Capital	Corn Futures	3/14/2013	USD	6,343,238	(163,725)
Bank of America	Euro - Bobl Futures	3/7/2013	EUR	201,818,064	1,852,483
Bank of America	Euro - SCHATZ Futures	3/7/2013	EUR	466,373,700	707,037
Barclays Capital	LME Aluminum Futures	3/20/2013	USD	(1,904,975)	40,400
Barclays Capital	Soybean Futures	3/14/2013	USD	715,125	(10,375)
The Royal Bank of Scotland	Swiss Market Index Futures	3/15/2013	CHF	96,582,653	(1,097,767)
Bank of America	U.S. Treasury 2-Year Note Futures	3/28/2013	USD	121,888,278	30,940
Bank of America	U.S. Treasury 5-Year Note Futures	3/28/2013	USD	237,813,336	(182,477)
Barclays Capital	Wheat Futures	3/14/2013	USD	7,035,325	$(694,624)

					$1,851,160

Money Market Fund is pledged as collateral to brokers for total return swap contracts in the amount of $4,890,999. Additional collateral for positions held at Royal Bank of Scotland is included in the collateral for forward foreign currency exchange contracts. Additional cash held as collateral for the broker for total return swap contracts was $2,400,000 at December 31, 2012.

The accompanying notes are an integral part of these financial statements.	(Continued)

26	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MANAGED FUTURES STRATEGY FUND

Open futures contracts outstanding at December 31, 2012:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
163	Corn Futures	March 14, 2013	$6,130,705	$5,690,738	$(439,967)
330	Globex RBOB Gas Futures	January 30, 2013	36,814,932	38,277,162	1,462,230
251	Lean Hogs Futures	February 14, 2013	8,754,616	8,606,790	(147,826)
215	LME Aluminum Futures	January 11, 2013	10,750,344	10,988,543	238,199
95	LME Aluminum Futures	January 15, 2013	4,697,902	4,859,440	161,538
114	LME Aluminum Futures	January 16, 2013	5,577,632	5,832,525	254,893
37	LME Aluminum Futures	January 17, 2013	1,813,059	1,893,392	80,333
13	LME Aluminum Futures	January 18, 2013	650,346	665,382	15,036
137	LME Aluminum Futures	January 25, 2013	6,617,644	7,022,038	404,394
154	LME Aluminum Futures	February 1, 2013	7,471,021	7,904,550	433,529
103	LME Aluminum Futures	February 14, 2013	5,142,880	5,300,664	157,784
8	LME Aluminum Futures	February 15, 2013	393,321	411,786	18,465
184	LME Aluminum Futures	February 27, 2013	9,272,253	9,492,974	220,721
227	LME Aluminum Futures	February 28, 2013	11,488,958	11,713,597	224,639
217	LME Aluminum Futures	March 4, 2013	11,385,789	11,205,934	(179,855)
26	LME Aluminum Futures	March 5, 2013	1,366,066	1,342,894	(23,172)
243	LME Aluminum Futures	March 20, 2013	12,765,845	12,585,881	(179,964)
136	LME Aluminum Futures	March 21, 2013	6,997,418	7,044,494	47,076
23	LME Copper Futures	January 4, 2013	4,781,731	4,546,766	(234,965)
3	LME Copper Futures	January 8, 2013	613,899	593,184	(20,715)
4	LME Copper Futures	January 9, 2013	820,599	790,954	(29,645)
3	LME Copper Futures	January 11, 2013	614,808	593,279	(21,529)
13	LME Copper Futures	February 1, 2013	2,537,471	2,573,113	35,642
4	LME Copper Futures	February 5, 2013	761,706	791,864	30,158
11	LME Copper Futures	February 6, 2013	2,113,943	2,177,720	63,777
9	LME Copper Futures	February 7, 2013	1,738,139	1,781,847	43,708
23	LME Copper Futures	February 8, 2013	4,381,837	4,553,805	171,968
5	LME Copper Futures	February 12, 2013	950,914	990,127	39,213
16	LME Copper Futures	February 13, 2013	3,033,226	3,168,544	135,318
5	LME Copper Futures	February 14, 2013	961,258	990,213	28,955
8	LME Copper Futures	February 15, 2013	1,528,832	1,584,410	55,578
6	LME Copper Futures	February 19, 2013	1,154,710	1,188,512	33,802
3	LME Copper Futures	February 20, 2013	582,005	594,281	12,276
44	LME Copper Futures	March 4, 2013	8,793,641	8,718,875	(74,766)
16	LME Copper Futures	March 5, 2013	3,226,511	3,170,600	(55,911)
19	LME Copper Futures	March 6, 2013	3,820,521	3,765,207	(55,314)
124	LME Copper Futures	March 20, 2013	24,896,436	24,583,775	(312,661)
43	LME Copper Futures	March 21, 2013	8,370,019	8,525,116	155,097
44	LME Nickel Futures	January 4, 2013	4,922,216	4,487,675	(434,541)
8	LME Nickel Futures	January 8, 2013	870,726	816,089	(54,637)
14	LME Nickel Futures	January 9, 2013	1,524,818	1,428,220	(96,598)
17	LME Nickel Futures	January 10, 2013	1,820,789	1,734,344	(86,445)
3	LME Nickel Futures	January 11, 2013	317,208	306,075	(11,133)
44	LME Nickel Futures	January 25, 2013	4,274,716	4,491,944	217,228
35	LME Nickel Futures	February 1, 2013	3,433,568	3,574,271	140,703
6	LME Nickel Futures	February 5, 2013	568,702	612,844	44,142
4	LME Nickel Futures	February 6, 2013	385,590	408,580	22,990
10	LME Nickel Futures	February 7, 2013	976,816	1,021,498	44,682
16	LME Nickel Futures	February 8, 2013	1,539,866	1,634,471	94,605
10	LME Nickel Futures	February 13, 2013	957,616	1,021,776	64,160
22	LME Nickel Futures	February 14, 2013	2,144,144	2,248,009	103,865
32	LME Nickel Futures	February 15, 2013	3,060,327	3,269,979	209,652
35	LME Nickel Futures	February 19, 2013	3,389,456	3,577,188	187,732

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	27

Consolidated Schedule of Investments	December 31, 2012

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
15	LME Nickel Futures	February 28, 2013	$1,536,901	$1,533,716	$(3,185)
60	LME Nickel Futures	March 4, 2013	6,303,583	6,135,995	(167,588)
29	LME Nickel Futures	March 5, 2013	3,055,510	2,965,867	(89,643)
28	LME Nickel Futures	March 6, 2013	2,947,612	2,863,728	(83,884)
117	LME Nickel Futures	March 20, 2013	12,325,347	11,974,014	(351,333)
75	LME Zinc Futures	January 4, 2013	3,896,876	3,843,525	(53,351)
6	LME Zinc Futures	January 8, 2013	307,037	307,713	676
30	LME Zinc Futures	January 9, 2013	1,533,317	1,538,858	5,541
36	LME Zinc Futures	January 15, 2013	1,728,283	1,848,708	120,425
60	LME Zinc Futures	January 16, 2013	2,874,846	3,081,750	206,904
85	LME Zinc Futures	January 17, 2013	4,048,261	4,366,641	318,380
105	LME Zinc Futures	January 18, 2013	4,999,218	5,395,084	395,866
64	LME Zinc Futures	January 22, 2013	3,013,702	3,290,896	277,194
57	LME Zinc Futures	January 23, 2013	2,630,285	2,931,510	301,225
90	LME Zinc Futures	January 24, 2013	4,167,144	4,629,578	462,434
102	LME Zinc Futures	January 25, 2013	4,668,151	5,247,824	579,673
32	LME Zinc Futures	February 1, 2013	1,516,001	1,648,536	132,535
29	LME Zinc Futures	February 5, 2013	1,336,221	1,495,102	158,881
139	LME Zinc Futures	February 15, 2013	6,757,078	7,179,593	422,515
52	LME Zinc Futures	February 19, 2013	2,515,746	2,687,893	172,147
59	LME Zinc Futures	February 20, 2013	2,867,010	3,050,300	183,290
52	LME Zinc Futures	February 21, 2013	2,496,620	2,688,907	192,287
81	LME Zinc Futures	February 27, 2013	4,044,559	4,193,269	148,710
177	LME Zinc Futures	February 28, 2013	8,876,720	9,164,795	288,075
81	LME Zinc Futures	March 4, 2013	4,109,525	4,197,237	87,712
470	LME Zinc Futures	March 18, 2013	23,884,502	24,428,250	543,748
231	Soybean Futures	March 14, 2013	17,127,080	16,279,725	(847,355)
816	Amsterdam Index Futures	January 18, 2013	74,064,635	73,909,176	(155,459)
1,560	CAC40 10 Euro Futures	January 18, 2013	75,131,184	74,993,224	(137,960)
289	DAX Index Futures	March 15, 2013	72,742,773	72,654,883	(87,890)
745	DJIA Mini E-CBOT Futures	March 15, 2013	49,200,670	48,525,575	(675,095)
527	E-Mini Russell 2000 Futures	March 15, 2013	44,058,956	44,615,820	556,864
857	FTSE 100 Index Futures	March 15, 2013	82,115,499	81,413,145	(702,354)
2,110	FTSE/JSE Top 40 Index Futures	March 20, 2013	86,320,875	87,344,418	1,023,543
392	FTSE/MIB Index Futures	March 15, 2013	41,847,181	42,180,111	332,930
553	Hang Seng Index Futures	January 30, 2013	80,620,217	80,886,109	265,892
514	H-SHARES Index Futures	January 30, 2013	37,589,525	37,968,829	379,304
307	IBEX 35 Index Futures	January 18, 2013	32,574,408	32,705,681	131,273
268	KOSPI Index 200 Futures	March 14, 2013	32,805,891	33,306,774	500,883
1,173	MSCI Singapore Index Futures	January 30, 2013	69,181,865	69,157,595	(24,270)
1,837	MSCI Taiwan Stock Index Futures	January 30, 2013	49,899,697	50,517,500	617,803
268	NASDAQ 100 E-Mini Futures	March 15, 2013	14,283,773	14,232,140	(51,633)
695	S&P 500 E-Mini Futures	March 15, 2013	49,686,891	49,348,475	(338,416)
634	S&P MID 400 E-Mini Futures	March 15, 2013	64,215,993	64,547,540	331,547
329	S&P/Toronto Stock Exchange 60 Index Futures	March 14, 2013	46,457,807	47,059,535	601,728
4,723	SGX S&P CNX Nifty Index Futures	January 31, 2013	56,144,476	56,232,038	87,562
1,020	SPI 200 Index Futures	March 21, 2013	121,251,882	122,233,873	981,991
814	TOPIX Index Futures	March 7, 2013	74,313,132	80,944,307	6,631,175
265	10-Year Japanese Government Bond Futures	March 11, 2013	442,610,994	439,398,049	(3,212,945)
1,982	3-Month Euro Euribor Futures	June 17, 2013	652,902,734	652,923,369	20,635
1,665	3-Month Euro Euribor Futures	September 16, 2013	548,393,636	548,357,804	(35,832)
1,468	3-Month Euro Euribor Futures	December 16, 2013	483,355,113	483,307,484	(47,629)
1,463	3-Month Euro Euribor Futures	March 17, 2014	481,482,018	481,516,509	34,491
1,481	3-Month Euro Euribor Futures	June 16, 2014	487,121,919	487,245,356	123,437

The accompanying notes are an integral part of these financial statements.	(Continued)

28	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
1,500	3-Month Euro Euribor Futures	September 15, 2014	$493,096,368	$493,273,567	$177,199
1,512	3-Month Euro Euribor Futures	December 15, 2014	496,641,149	496,920,391	279,242
1,814	90-Day EURODollar Futures	June 17, 2013	452,021,551	452,026,125	4,574
1,256	90-Day EURODollar Futures	September 16, 2013	312,927,205	312,916,700	(10,505)
1,000	90-Day EURODollar Futures	December 16, 2013	249,073,115	249,062,500	(10,615)
780	90-Day EURODollar Futures	March 17, 2014	194,226,950	194,210,250	(16,700)
662	90-Day EURODollar Futures	June 16, 2014	164,782,160	164,755,250	(26,910)
704	90-Day EURODollar Futures	September 15, 2014	175,162,666	175,120,000	(42,666)
815	90-Day EURODollar Futures	December 15, 2014	202,714,184	202,609,000	(105,184)
1,304	90-Day GBP LIBOR Futures	December 18, 2013	263,450,856	263,249,595	(201,261)
1,589	90-Day Sterling Futures	June 19, 2013	321,071,689	320,881,771	(189,918)
1,262	90-Day Sterling Futures	September 18, 2013	254,988,207	254,821,949	(166,258)
1,419	90-Day Sterling Futures	March 19, 2014	286,623,414	286,407,998	(215,416)
1,504	90-Day Sterling Futures	June 18, 2014	303,674,086	303,442,061	(232,025)
1,512	90-Day Sterling Futures	September 17, 2014	305,144,401	304,902,605	(241,796)
1,591	90-Day Sterling Futures	December 17, 2014	320,682,526	320,671,831	(10,695)
850	Canadian 10-Year Bond Futures	March 19, 2013	116,025,242	115,822,861	(202,381)
446	Euro – Bobl Futures	March 7, 2013	74,984,844	75,247,340	262,496
929	Euro – Bund Futures	March 7, 2013	177,188,202	178,588,655	1,400,453
999	Euro – SCHATZ Futures	March 7, 2013	146,179,270	146,176,735	(2,535)
39	Euro CHF 3-Month LIFFE Futures	September 16, 2013	10,677,335	10,667,277	(10,058)
517	Euro-Buxl 30-Year Bond Futures	March 7, 2013	91,477,456	93,449,794	1,972,338
111	Long Gilt Futures	March 26, 2013	21,583,641	21,442,934	(140,707)
392	U.S. Long Bond Futures	March 19, 2013	58,676,933	57,820,000	(856,933)
749	U.S. Treasury 10-Year Note Futures	March 19, 2013	99,994,483	99,453,156	(541,327)

			10,332,968,307	10,347,588,617	14,620,310

Short Contracts:
883	Coffee ‘C’ Futures	March 18, 2013	(52,160,859)	(47,615,775)	4,545,084
1,176	Cotton No. 2 Futures	March 6, 2013	(41,946,805)	(44,182,320)	(2,235,515)
602	Crude Oil Financial Futures	February 18, 2013	(52,704,650)	(55,275,640)	(2,570,990)
10	Globex Brent FCL Futures	February 15, 2013	(1,065,300)	(1,111,100)	(45,800)
200	Globex Heat Oil Futures	January 30, 2013	(25,047,460)	(25,467,120)	(419,660)
540	Gold 100 OZ Futures	February 26, 2013	(91,474,050)	(90,493,200)	980,850
122	ICE Euro Gasoil Futures	January 9, 2013	(11,206,525)	(11,309,400)	(102,875)
215	LME Aluminum Futures	January 11, 2013	(10,795,559)	(10,988,542)	(192,983)
95	LME Aluminum Futures	January 15, 2013	(4,705,251)	(4,859,440)	(154,189)
114	LME Aluminum Futures	January 16, 2013	(5,607,146)	(5,832,525)	(225,379)
37	LME Aluminum Futures	January 17, 2013	(1,814,679)	(1,893,392)	(78,713)
13	LME Aluminum Futures	January 18, 2013	(647,640)	(665,382)	(17,742)
137	LME Aluminum Futures	January 25, 2013	(6,634,458)	(7,022,037)	(387,579)
154	LME Aluminum Futures	February 1, 2013	(7,438,865)	(7,904,550)	(465,685)
103	LME Aluminum Futures	February 14, 2013	(5,152,410)	(5,300,663)	(148,253)
8	LME Aluminum Futures	February 15, 2013	(392,837)	(411,786)	(18,949)
184	LME Aluminum Futures	February 27, 2013	(9,283,656)	(9,492,974)	(209,318)
227	LME Aluminum Futures	February 28, 2013	(11,488,687)	(11,713,597)	(224,910)
217	LME Aluminum Futures	March 4, 2013	(11,356,865)	(11,205,934)	150,931
26	LME Aluminum Futures	March 5, 2013	(1,363,802)	(1,342,893)	20,909
433	LME Aluminum Futures	March 20, 2013	(22,592,848)	(22,426,694)	166,154
136	LME Aluminum Futures	March 21, 2013	(7,010,414)	(7,044,494)	(34,080)
23	LME Copper Futures	January 4, 2013	(4,787,188)	(4,546,766)	240,422
3	LME Copper Futures	January 8, 2013	(611,058)	(593,184)	17,874
4	LME Copper Futures	January 9, 2013	(820,494)	(790,954)	29,540
3	LME Copper Futures	January 11, 2013	(611,995)	(593,278)	18,717
13	LME Copper Futures	February 1, 2013	(2,546,362)	(2,573,113)	(26,751)
4	LME Copper Futures	February 5, 2013	(761,213)	(791,864)	(30,651)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	29

Consolidated Schedule of Investments	December 31, 2012

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
11	LME Copper Futures	February 6, 2013	$(2,109,939)	$(2,177,719)	$(67,780)
9	LME Copper Futures	February 7, 2013	(1,746,021)	(1,781,847)	(35,826)
23	LME Copper Futures	February 8, 2013	(4,367,010)	(4,553,804)	(186,794)
5	LME Copper Futures	February 12, 2013	(949,199)	(990,128)	(40,929)
16	LME Copper Futures	February 13, 2013	(3,029,154)	(3,168,544)	(139,390)
5	LME Copper Futures	February 14, 2013	(960,876)	(990,213)	(29,337)
8	LME Copper Futures	February 15, 2013	(1,528,147)	(1,584,410)	(56,263)
6	LME Copper Futures	February 19, 2013	(1,152,981)	(1,188,512)	(35,531)
3	LME Copper Futures	February 20, 2013	(581,268)	(594,282)	(13,014)
44	LME Copper Futures	March 4, 2013	(8,812,852)	(8,718,875)	93,977
16	LME Copper Futures	March 5, 2013	(3,214,774)	(3,170,600)	44,174
19	LME Copper Futures	March 6, 2013	(3,824,595)	(3,765,207)	59,388
43	LME Copper Futures	March 20, 2013	(8,370,419)	(8,525,019)	(154,600)
43	LME Copper Futures	March 21, 2013	(8,389,491)	(8,525,115)	(135,624)
44	LME Nickel Futures	January 4, 2013	(4,926,038)	(4,487,676)	438,362
8	LME Nickel Futures	January 8, 2013	(865,907)	(816,089)	49,818
14	LME Nickel Futures	January 9, 2013	(1,516,178)	(1,428,220)	87,958
17	LME Nickel Futures	January 10, 2013	(1,810,473)	(1,734,345)	76,128
3	LME Nickel Futures	January 11, 2013	(313,357)	(306,074)	7,283
44	LME Nickel Futures	January 25, 2013	(4,237,438)	(4,491,944)	(254,506)
35	LME Nickel Futures	February 1, 2013	(3,435,758)	(3,574,272)	(138,514)
6	LME Nickel Futures	February 5, 2013	(569,652)	(612,844)	(43,192)
4	LME Nickel Futures	February 6, 2013	(383,278)	(408,581)	(25,303)
10	LME Nickel Futures	February 7, 2013	(979,819)	(1,021,498)	(41,679)
16	LME Nickel Futures	February 8, 2013	(1,527,045)	(1,634,471)	(107,426)
10	LME Nickel Futures	February 13, 2013	(952,697)	(1,021,776)	(69,079)
22	LME Nickel Futures	February 14, 2013	(2,129,009)	(2,248,009)	(119,000)
32	LME Nickel Futures	February 15, 2013	(3,069,533)	(3,269,979)	(200,446)
35	LME Nickel Futures	February 19, 2013	(3,379,549)	(3,577,189)	(197,640)
15	LME Nickel Futures	February 28, 2013	(1,552,476)	(1,533,716)	18,760
60	LME Nickel Futures	March 4, 2013	(6,302,829)	(6,135,995)	166,834
29	LME Nickel Futures	March 5, 2013	(3,053,654)	(2,965,867)	87,787
28	LME Nickel Futures	March 6, 2013	(2,958,603)	(2,863,728)	94,875
113	LME Nickel Futures	March 20, 2013	(11,832,029)	(11,564,646)	267,383
75	LME Zinc Futures	January 4, 2013	(3,901,530)	(3,843,525)	58,005
6	LME Zinc Futures	January 8, 2013	(305,990)	(307,713)	(1,723)
30	LME Zinc Futures	January 9, 2013	(1,526,952)	(1,538,857)	(11,905)
36	LME Zinc Futures	January 15, 2013	(1,734,726)	(1,848,708)	(113,982)
60	LME Zinc Futures	January 16, 2013	(2,885,505)	(3,081,750)	(196,245)
85	LME Zinc Futures	January 17, 2013	(4,050,148)	(4,366,641)	(316,493)
105	LME Zinc Futures	January 18, 2013	(4,997,850)	(5,395,084)	(397,234)
64	LME Zinc Futures	January 22, 2013	(3,008,700)	(3,290,895)	(282,195)
57	LME Zinc Futures	January 23, 2013	(2,632,833)	(2,931,510)	(298,677)
90	LME Zinc Futures	January 24, 2013	(4,180,350)	(4,629,577)	(449,227)
102	LME Zinc Futures	January 25, 2013	(4,670,528)	(5,247,824)	(577,296)
32	LME Zinc Futures	February 1, 2013	(1,510,938)	(1,648,536)	(137,598)
29	LME Zinc Futures	February 5, 2013	(1,339,129)	(1,495,102)	(155,973)
139	LME Zinc Futures	February 15, 2013	(6,741,865)	(7,179,593)	(437,728)
52	LME Zinc Futures	February 19, 2013	(2,512,817)	(2,687,893)	(175,076)
59	LME Zinc Futures	February 20, 2013	(2,856,981)	(3,050,300)	(193,319)
52	LME Zinc Futures	February 21, 2013	(2,490,392)	(2,688,907)	(198,515)
81	LME Zinc Futures	February 27, 2013	(4,046,833)	(4,193,269)	(146,436)
177	LME Zinc Futures	February 28, 2013	(8,880,467)	(9,164,795)	(284,328)
81	LME Zinc Futures	March 4, 2013	(4,103,304)	(4,197,238)	(93,934)
2,590	Natural Gas Swap Futures	January 30, 2013	(21,853,837)	(21,697,724)	156,113
204	Silver Futures	March 26, 2013	(32,093,499)	(30,831,540)	1,261,959

The accompanying notes are an integral part of these financial statements.	(Continued)

30	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
355	Soybean Meal Futures	March 14, 2013	$(16,086,089)	$(14,888,700)	$1,197,389
1,864	Soybean Oil Futures	March 14, 2013	(55,740,218)	(55,584,480)	155,738
3,306	Sugar #11 (World Markets) Futures	March 28, 2013	(74,662,273)	(72,240,067)	2,422,206
1,317	Australia 3-Year Bond Futures	March 15, 2013	(149,328,007)	(149,810,250)	(482,243)
415	Canadian 3-Month Bank Acceptance Futures	June 17, 2013	(102,913,060)	(102,905,147)	7,913
243	Canadian 3-Month Bank Acceptance Futures	September 16, 2013	(60,242,643)	(60,230,874)	11,769
39	Euro CHF 3-Month LIFFE Futures	June 17, 2013	(10,668,623)	(10,665,145)	3,478

			(1,088,827,211)	(1,090,521,455)	(1,694,244)

			$9,244,141,096	$9,257,067,162	$12,926,066

Cash held as collateral with broker for futures contracts was $163,305,389 at December 31, 2012.

Forward foreign currency exchange contracts outstanding as of December 31, 2012:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/20/13	The Royal Bank of Scotland	AUD	109,770,000	$113,610,912	$113,355,162	$(255,750)
Canadian Dollar, Expiring 03/20/13	The Royal Bank of Scotland	CAD	235,681,000	237,288,102	236,554,544	(733,558)
Chilean Peso, Expiring 03/20/13*	The Royal Bank of Scotland	CLP	5,552,000,000	11,394,561	11,479,382	84,821
Columbian Peso, Expiring 03/20/13*	The Royal Bank of Scotland	COP	9,970,000,000	5,442,882	5,603,339	160,457
Czech Republic Koruna, Expiring 03/20/13	The Royal Bank of Scotland	CZK	462,000,000	23,971,197	24,322,319	351,122
Euro, Expiring 03/20/13	The Royal Bank of Scotland	EUR	309,427,000	407,148,953	408,706,036	1,557,083
British Pound, Expiring 03/20/13	The Royal Bank of Scotland	GBP	190,940,999	307,504,191	310,099,386	2,595,195
Hungarian Forint, Expiring 03/20/13	The Royal Bank of Scotland	HUF	4,926,000,000	22,345,722	22,130,360	(215,362)
Israeli Shekel, Expiring 03/20/13	The Royal Bank of Scotland	ILS	70,000,000	18,388,503	18,696,632	308,129
Indian Rupee, Expiring 03/20/13*	The Royal Bank of Scotland	INR	1,772,400,000	32,004,591	31,888,815	(115,776)
Japanese Yen, Expiring 03/21/13	The Royal Bank of Scotland	JPY	2,953,673,000	35,896,371	34,114,578	(1,781,793)
Korean Won, Expiring 03/20/13*	The Royal Bank of Scotland	KRW	150,533,720,000	138,612,453	139,981,758	1,369,305
Mexican Peso, Expiring 03/20/13	The Royal Bank of Scotland	MXN	956,000,000	73,520,834	73,438,720	(82,114)
Malaysian Ringgit, Expiring 03/20/13*	The Royal Bank of Scotland	MYR	114,690,000	37,440,007	37,306,901	(133,106)
Norwegian Krone, Expiring 03/20/13	The Royal Bank of Scotland	NOK	2,233,203,000	394,564,106	400,696,977	6,132,871
New Zealand Dollar, Expiring 03/20/13	The Royal Bank of Scotland	NZD	659,426,000	543,238,485	542,293,041	(945,444)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	31

Consolidated Schedule of Investments	December 31, 2012

AQR MANAGED FUTURES STRATEGY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Philippine Peso, Expiring 03/20/13*	The Royal Bank of Scotland	PHP	2,074,500,000	$50,833,129	$50,536,878	$(296,251)
Poland Zloty, Expiring 03/20/13	The Royal Bank of Scotland	PLN	232,510,000	73,163,701	74,552,231	1,388,530
Russian Ruble, Expiring 03/20/13*	The Royal Bank of Scotland	RUB	2,948,200,000	94,305,977	95,289,695	983,718
Swedish Krona, Expiring 03/20/13	The Royal Bank of Scotland	SEK	900,411,000	135,946,313	138,217,827	2,271,514
Singapore Dollar, Expiring 03/20/13	The Royal Bank of Scotland	SGD	163,090,000	133,683,423	133,500,868	(182,555)
Turkish Lira, Expiring 03/20/13	The Royal Bank of Scotland	TRY	134,610,000	74,458,275	74,706,166	247,891
Taiwanese Dollar, Expiring 03/20/13*	The Royal Bank of Scotland	TWD	4,366,300,000	151,062,397	150,410,102	(652,295)
South African Rand, Expiring 03/20/13	The Royal Bank of Scotland	ZAR	78,000,000	8,922,662	9,105,096	182,434

				3,124,747,747	3,136,986,813	12,239,066

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/20/13	The Royal Bank of Scotland	AUD	(60,082,000)	$(62,684,761)	$(62,044,319)	$640,442
Brazilian Real, Expiring 03/20/13*	The Royal Bank of Scotland	BRL	(79,060,000)	(36,980,214)	(38,240,438)	(1,260,224)
Canadian Dollar, Expiring 03/20/13	The Royal Bank of Scotland	CAD	(16,602,000)	(16,705,732)	(16,663,535)	42,197
Czech Republic Koruna, Expiring 03/20/13	The Royal Bank of Scotland	CZK	(321,832,000)	(16,602,176)	(16,943,074)	(340,898)
Euro, Expiring 03/20/13	The Royal Bank of Scotland	EUR	(379,516,026)	(493,038,752)	(501,282,986)	(8,244,234)
British Pound, Expiring 03/20/13	The Royal Bank of Scotland	GBP	(16,106,000)	(25,852,498)	(26,157,089)	(304,591)
Indonesian Rupiah, Expiring 03/20/13*	The Royal Bank of Scotland	IDR	(207,100,000,000)	(21,447,805)	(21,294,436)	153,369
Israeli Shekel, Expiring 03/20/13	The Royal Bank of Scotland	ILS	(20,390,000)	(5,337,137)	(5,446,062)	(108,925)
Indian Rupee, Expiring 03/20/13*	The Royal Bank of Scotland	INR	(2,430,000,000)	(43,520,540)	(43,720,278)	(199,738)
Japanese Yen, Expiring 03/21/13	The Royal Bank of Scotland	JPY	(104,424,495,000)	(1,267,237,013)	(1,206,090,700)	61,146,313
Korean Won, Expiring 03/20/13*	The Royal Bank of Scotland	KRW	(10,400,000,000)	(9,549,519)	(9,670,991)	(121,472)
Malaysian Ringgit, Expiring 03/20/13*	The Royal Bank of Scotland	MYR	(1,000,000)	(325,941)	(325,285)	656
Norwegian Krone, Expiring 03/20/13	The Royal Bank of Scotland	NOK	(123,140,000)	(21,684,130)	(22,094,644)	(410,514)
New Zealand Dollar, Expiring 03/20/13	The Royal Bank of Scotland	NZD	(76,432,000)	(62,936,262)	(62,855,486)	80,776
Russian Ruble, Expiring 03/20/13*	The Royal Bank of Scotland	RUB	(200,000,000)	(6,410,047)	(6,464,263)	(54,216)
Singapore Dollar, Expiring 03/20/13	The Royal Bank of Scotland	SGD	(16,700,000)	(13,674,420)	(13,670,148)	4,272
Turkish Lira, Expiring 03/20/13	The Royal Bank of Scotland	TRY	(2,500,000)	(1,383,462)	(1,387,456)	(3,994)

The accompanying notes are an integral part of these financial statements.	(Continued)

32	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MANAGED FUTURES STRATEGY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Taiwanese Dollar, Expiring 03/20/13*	The Royal Bank of Scotland	TWD	(240,000,000)	$(8,302,210)	$(8,267,509)	$34,701
South African Rand, Expiring 03/20/13	The Royal Bank of Scotland	ZAR	(404,600,000)	(45,784,690)	(47,229,768)	(1,445,078)

				(2,159,457,309)	(2,109,848,467)	49,608,842

				$965,290,438	$1,027,138,346	$61,847,908

Money Market Fund is pledged as collateral for total return swap and forward foreign currency exchange contracts in the amount of $9,304. Additional cash held as collateral for the broker for forward currency exchange contracts was $23,450,000 at December 31, 2012.

*	Non deliverable forward. See Note 3 in the Notes to Financial Statements.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CLP - Chilean Peso

COP - Columbian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - Taiwan Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	33

Consolidated Schedule of Investments	December 31, 2012

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

MONEY MARKET FUNDS - 96.0%	SHARES	VALUE (Note 3)
J.P. Morgan U.S. Treasury Plus Money Market Fund – Institutional Shares, 0.000% (a)(b) (Cost $62,932,482)	62,932,482	$62,932,482

	PRINCIPAL AMOUNT (000’S)
SHORT-TERM INVESTMENTS - 4.0%
U.S. Treasury Bill, 0.000%, 6/20/2013 (c) (cost $2,598,829)	2,600	2,598,718

TOTAL INVESTMENTS - 100.0% (Cost $65,531,311)		65,531,200

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0% (d)(e)		5,915

NET ASSETS - 100.0%		$65,537,115

(a)	Represents annualized seven-day yield as of December 31, 2012.
(b)	A portion of the security is pledged as collateral to the brokers for futures and swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.
(d)	Includes appreciation (depreciation) on futures and swap contracts.
(e)	Represents less than 0.05 percent of net assets.

All securities are Level 2 with respect to ASC 820 (See Note 5).

Total return swap contracts outstanding as of December 31, 2012:

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital	Cocoa Futures	3/13/2013	USD	389,910	$(32,150)
Barclays Capital	Cocoa Futures	5/15/2013	USD	(139,800)	5,040
Barclays Capital	Coffee ‘C’ Futures	3/18/2013	USD	2,781,075	(192,675)
Barclays Capital	Coffee ‘C’ Futures	5/20/2013	USD	110,775	(750)
Barclays Capital	Corn Futures	3/14/2013	USD	4,940,200	(296,838)
Barclays Capital	Corn Futures	5/14/2013	USD	(1,914,400)	23,725
Deutsche Bank	Corn Futures	5/14/2013	USD	37,700	(2,687)
Barclays Capital	Cotton No. 2 Futures	3/6/2013	USD	874,800	26,880
Barclays Capital	Gold 100 OZ Futures	2/26/2013	USD	6,260,355	(227,475)
Barclays Capital	Lean Hogs Futures	2/14/2013	USD	585,956	(3,026)
Deutsche Bank	Lean Hogs Futures	2/14/2013	USD	(1,000,920)	6,510
Barclays Capital	Live Cattle Futures	2/28/2013	USD	5,212,290	26,790
Deutsche Bank	Live Cattle Futures	2/28/2013	USD	574,200	7,920
Barclays Capital	LME Aluminum Futures	3/20/2013	USD	17,875	(17,875)
Barclays Capital	LME Aluminum Futures	6/19/2013	USD	418,700	900
Barclays Capital	LME Copper Futures	3/20/2013	USD	(30,088)	30,088
Barclays Capital	LME Copper Futures	6/19/2013	USD	14,261,025	(151,994)
Barclays Capital	LME Lead Futures	3/20/2013	USD	(45,194)	45,194
Barclays Capital	LME Lead Futures	6/19/2013	USD	1,322,869	23,206
Barclays Capital	LME Nickel Futures	3/20/2013	USD	(29,496)	29,496
Barclays Capital	LME Nickel Futures	6/19/2013	USD	1,382,106	(46,980)
Barclays Capital	LME Zinc Futures	3/20/2013	USD	(22,288)	22,287
Barclays Capital	LME Zinc Futures	6/19/2013	USD	1,723,638	11,750
Barclays Capital	Silver Futures	3/26/2013	USD	9,359,770	(745,075)
Barclays Capital	Soybean Futures	3/14/2013	USD	9,084,013	(133,688)
Deutsche Bank	Soybean Futures	3/14/2013	USD	221,962	(10,537)
Barclays Capital	Soybean Meal Futures	3/14/2013	USD	3,916,880	(58,400)
Deutsche Bank	Soybean Meal Futures	3/14/2013	USD	88,600	(4,720)
Barclays Capital	Soybean Oil Futures	3/14/2013	USD	4,210,356	(65,376)
Deutsche Bank	Soybean Oil Futures	3/14/2013	USD	215,124	(6,384)
Barclays Capital	Sugar #11 (World Markets) Futures	2/28/2013	USD	2,806,698	(31,595)
Barclays Capital	Wheat Futures	3/14/2013	USD	(1,221,500)	132,300

The accompanying notes are an integral part of these financial statements.	(Continued)

34	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR RISK-BALANCED COMMODITIES STRATEGY FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital	Wheat Futures	5/14/2013	USD	1,099,750	$(36,288)
Deutsche Bank	Wheat Futures	5/14/2013	USD	217,125	(20,187)

					$(1,692,614)

Money Market Fund is pledged as collateral to brokers for total return swap contracts in the amount of $9,980,824.

Open futures contracts outstanding at December 31, 2012:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
9	Brent Crude Futures	March 13, 2013	$983,550	$989,010	$5,460
46	Crude Oil Financial Futures	March 19, 2013	4,178,350	4,244,420	66,070
73	Globex Brent FCL Futures	March 12, 2013	7,951,160	8,021,970	70,810
25	ICE Euro Gasoil Futures	February 11, 2013	2,341,200	2,317,500	(23,700)
9	ICE Euro Gasoil Futures	February 12, 2013	848,935	834,300	(14,635)
63	Lean Hogs Futures	February 14, 2013	2,168,799	2,160,270	(8,529)
2	LME Copper Futures	January 25, 2013	393,193	395,744	2,551
2	LME Copper Futures	February 8, 2013	381,103	395,983	14,880
4	LME Copper Futures	February 15, 2013	760,282	792,205	31,923
3	LME Copper Futures	February 27, 2013	585,199	594,375	9,176
14	LME Copper Futures	March 6, 2013	2,820,627	2,774,362	(46,265)
4	LME Copper Futures	March 13, 2013	806,006	792,850	(13,156)
29	LME Copper Futures	March 20, 2013	5,755,566	5,749,432	(6,134)
26	LME Copper Futures	June 19, 2013	5,255,062	5,166,688	(88,374)
5	LME Lead Futures	March 20, 2013	290,277	290,875	598
5	LME Lead Futures	June 19, 2013	291,321	292,625	1,304
40	Natural Gas Swap Futures	March 26, 2013	346,400	336,500	(9,900)
4	Soybean Futures	March 14, 2013	286,535	281,900	(4,635)
14	Soybean Oil Futures	March 14, 2013	418,795	417,480	(1,315)
65	WTI Crude Oil Futures	January 30, 2013	5,669,670	5,968,300	298,630

			42,532,030	42,816,789	284,759

Short Contracts:
2	Globex Heat Oil Futures	March 27, 2013	(252,840)	(253,411)	(571)
18	Globex RBOB Gas Futures	January 30, 2013	(2,008,087)	(2,087,845)	(79,758)
2	LME Copper Futures	January 25, 2013	(393,022)	(395,745)	(2,723)
2	LME Copper Futures	February 8, 2013	(380,324)	(395,983)	(15,659)
4	LME Copper Futures	February 15, 2013	(764,675)	(792,205)	(27,530)
3	LME Copper Futures	February 27, 2013	(586,495)	(594,375)	(7,880)
14	LME Copper Futures	March 6, 2013	(2,818,352)	(2,774,362)	43,990
4	LME Copper Futures	March 13, 2013	(805,982)	(792,850)	13,132
29	LME Copper Futures	March 20, 2013	(5,829,166)	(5,749,432)	79,734
7	LME Copper Futures	June 19, 2013	(1,391,222)	(1,391,031)	191
5	LME Lead Futures	March 20, 2013	(289,367)	(290,875)	(1,508)
13	WTI Crude Oil Futures	March 20, 2013	(1,174,868)	(1,199,510)	(24,642)

			(16,694,400)	(16,717,624)	(23,224)

			$25,837,630	$26,099,165	$261,535

Cash held as collateral with broker for futures contracts was $1,856,573 at December 31, 2012.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	35

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY FUND

GOVERNMENT RELATED OBLIGATIONS - 29.6%	INTEREST RATE	MATURITY DATE	CURRENCY	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)

Sovereign Debt - 29.6%
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	1.500%	04/15/16	EUR	39,734	$57,015,722
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	1.750%	04/15/20	EUR	34,848	54,495,809
France Government Bond OAT (France)	1.600%	07/25/15	EUR	50,714	72,010,114
France Government Bond OAT (France)	1.100%	07/25/22	EUR	28,916	41,976,643
United Kingdom Treasury Gilt (United Kingdom)	1.875%	11/22/22	GBP	39,529	82,569,399

TOTAL GOVERNMENT RELATED OBLIGATIONS (cost $291,515,209)					308,067,687

U.S. TREASURY OBLIGATIONS - 28.2%

U.S. Treasury Inflation Protected Securities - 28.2%
U.S. Treasury Bond	0.125%	01/15/22	USD	110,800	122,970,216
U.S. Treasury Bond	0.125%	04/15/17	USD	52,600	57,365,294
U.S. Treasury Bond	1.625%	01/15/18	USD	21,600	27,660,252
U.S. Treasury Bond	2.375%	01/15/17	USD	39,000	51,993,458
U.S. Treasury Bond	2.625%	07/15/17	USD	25,100	33,568,475

TOTAL U.S. TREASURY OBLIGATIONS (cost $289,096,487)					293,557,695

MONEY MARKET FUNDS - 28.2%	SHARES	VALUE (Note 3)
BlackRock Liquidity Funds TempFund Portfolio, Series I, Class I, 0.140% (a)	14,580,601	$14,580,601
Dreyfus Treasury Cash Management, Series I, Class I, 0.010% (a)	58,322,406	58,322,406
J.P. Morgan Prime Money Market Fund -Capital Shares, 0.120% (a)	78	78
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)(b)	146,896,189	146,896,189
UBS Money Series - UBS Select Treasury Preferred Fund, Series I, Class I, 0.010% (a)	72,903,853	72,903,853

TOTAL MONEY MARKET FUNDS (cost $292,703,127)		292,703,127

SHORT-TERM INVESTMENT - 8.4%	PRINCIPAL AMOUNT (000’S)
U.S. Treasury Bill, 0.000%, 6/20/2013 (c) (cost $87,250,553)	$87,251	87,246,966

TOTAL INVESTMENTS - 94.4% (cost $960,565,376)		981,575,475

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.6% (d)		58,038,640

NET ASSETS - 100.0%		$1,039,614,115

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Represents annualized seven-day yield as of December 31, 2012.
(b)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(c)	The rate shown is the effective yield at the date of purchase.
(d)	Includes appreciation (depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

36	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY FUND

Credit default swap contracts sell protection as of December 31, 2012:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	Markit CMBX North America AJ 3	1.470%	USD	1.116%	425,000	$(135,245)	12/13/2049	$2,582
Deutsche Bank	Markit CMBX North America AJ 3	1.470%	USD	1.116%	2,000,000	(707,455)	12/13/2049	83,162
Deutsche Bank	Markit CMBX North America AJ 4	0.960%	USD	0.999%	2,100,000	(755,721)	02/17/2051	76,619
Deutsche Bank	Markit CMBX North America AJ 5	0.980%	USD	0.915%	100,000	(30,940)	02/15/2051	(383)
Morgan Stanley Capital Services, Inc.	Markit CMBX North America AJ 3	1.470%	USD	1.116%	1,400,000	(474,439)	12/13/2049	37,433
Morgan Stanley Capital Services, Inc.	Markit CMBX North America AJ 4	0.960%	USD	0.999%	1,700,000	(663,675)	02/17/2051	113,926
Morgan Stanley Capital Services, Inc.	Markit CMBX North America AJ 5	0.980%	USD	0.915%	100,000	(33,981)	02/15/2051	2,658
The Royal Bank of Scotland	iTraxx Europe Crossover Series 17.V1	5.000%	EUR	4.150%	51,725,000	2,757,330	6/20/2017	(314,800)
The Royal Bank of Scotland	iTraxx Europe Series 17.V1	1.000%	EUR	1.115%	78,000,000	1,302,386	6/20/2017	(1,779,011)
The Royal Bank of Scotland	iTraxx Europe Crossover Series 18.V1	5.000%	EUR	4.829%	44,725,000	(965,945)	12/20/2017	1,477,203
The Royal Bank of Scotland	iTraxx Europe Series 18.V1	1.000%	EUR	1.174%	78,750,000	(1,326,879)	12/20/2017	504,115
The Royal Bank of Scotland	iTraxx Europe Series 18.V1	1.000%	EUR	1.174%	17,750,000	(299,074)	12/20/2017	113,626
The Royal Bank of Scotland	iTraxx Europe Series 18.V1	1.000%	EUR	1.174%	11,250,000	(189,554)	12/20/2017	72,016
The Royal Bank of Scotland	Markit CDX Emerging Market Index Series 16	5.000%	USD	1.977%	28,450,000	(1,948,511)	12/20/2016	5,290,938
The Royal Bank of Scotland	Markit CDX Emerging Market Index Series 17	5.000%	USD	2.043%	41,450,000	(4,333,078)	6/20/2017	9,596,603
The Royal Bank of Scotland	Markit CDX Emerging Market Index Series 18	5.000%	USD	2.088%	34,625,000	4,350,234	12/20/2017	376,405
The Royal Bank of Scotland	Markit CDX Emerging Market Index Series 18	5.000%	USD	2.088%	4,000,000	502,554	12/20/2017	43,484
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 18	5.000%	USD	4.581%	175,279,500	4,356,407	6/20/2017	(1,161,293)
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 19	5.000%	USD	4.927%	141,050,000	306,188	12/20/2017	359,520
The Royal Bank of Scotland	Markit CDX North America Investment Grade Index Series 18	1.000%	USD	0.836%	222,875,000	(598,437)	6/20/2017	2,242,834
The Royal Bank of Scotland	Markit CDX North America Investment Grade Index Series 19	1.000%	USD	0.953%	226,875,000	(75,464)	12/20/2017	654,366
The Royal Bank of Scotland	Markit CDX North America Investment Grade Index Series 19	1.000%	USD	0.953%	22,500,000	(7,484)	12/20/2017	64,896
The Royal Bank of Scotland	Markit CMBX North America AJ 3	1.470%	USD	1.116%	425,000	(110,475)	12/13/2049	(22,186)
The Royal Bank of Scotland	Markit CMBX North America AJ 4	0.960%	USD	0.999%	1,125,000	(411,281)	02/17/2051	47,476
The Royal Bank of Scotland	Markit CMBX North America AJ 5	0.980%	USD	0.915%	375,000	(117,852)	02/15/2051	392

						$389,609		$17,882,581

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	37

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY FUND

Credit default swap contracts buy protection as of December 31, 2012:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	iTraxx Europe Crossover Series 17.V1	5.000%	EUR	4.150%	51,725,000	$49,495	6/20/2017	$(2,492,024)
The Royal Bank of Scotland	iTraxx Europe Series 17.V1	1.000%	EUR	1.115%	78,000,000	(1,354,066)	6/20/2017	1,830,689
The Royal Bank of Scotland	Markit CDX Emerging Market Index Series 16	5.000%	USD	1.977%	28,450,000	2,734,661	12/20/2016	(6,077,088)
The Royal Bank of Scotland	Markit CDX Emerging Market Index Series 17	5.000%	USD	2.043%	41,450,000	4,743,730	6/20/2017	(10,007,255)
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 18	5.000%	USD	4.581%	175,279,500	205,259	6/20/2017	(3,400,373)
The Royal Bank of Scotland	Markit CDX North America Investment Grade Index Series 18	1.000%	USD	0.836%	222,875,000	555,890	6/20/2017	(2,200,286)

						$6,934,969		$(22,346,337)

Money Market Fund is pledged as collateral to brokers for credit default swap contracts in the amount of $8,838,038. Additional collateral for positions held at the Royal Bank of Scotland is included in the collateral for forward foreign currency exchange contracts. Additional collateral for positions held at Bank of America included in the collateral for total return swap contracts.

Interest rate swap contracts outstanding as of December 31, 2012:

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT		TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	6 Month Prague Interbank Offered Rate	1.050%	CZK	440,000,000		03/21/2018	$262,346
The Royal Bank of Scotland	6 Month Prague Interbank Offered Rate	1.110%	CZK	20,000,000		03/21/2018	15,082
The Royal Bank of Scotland	3 Month Hong Kong Interbank Offered Rate	0.840%	HKD	19,000,000		03/21/2018	11,287
The Royal Bank of Scotland	3 Month Hong Kong Interbank Offered Rate	0.902%	HKD	172,000,000		03/21/2018	170,337
The Royal Bank of Scotland	6 Month Budapest Interbank Offered Rate	6.130%	HUF	3,900,000,000		03/21/2018	856,435
The Royal Bank of Scotland	6 Month Budapest Interbank Offered Rate	6.160%	HUF	500,000,000		03/21/2018	112,907
The Royal Bank of Scotland	3 Month Korean Certificate of Deposit	2.733%	KRW	15,000,000,000	*	03/21/2018	(112,156)
The Royal Bank of Scotland	3 Month Korean Certificate of Deposit	2.798%	KRW	42,000,000,000	*	03/21/2018	(196,237)
The Royal Bank of Scotland	3 Month Korean Certificate of Deposit	2.800%	KRW	41,000,000,000	*	03/21/2018	(187,142)
The Royal Bank of Scotland	3 Month Korean Certificate of Deposit	2.806%	KRW	42,000,000,000	*	03/21/2018	(180,288)
The Royal Bank of Scotland	6 Month Warsaw Interbank Offered Rate	4.120%	PLN	23,000,000		03/21/2018	273,905

The accompanying notes are an integral part of these financial statements.	(Continued)

38	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	6 Month Warsaw Interbank Offered Rate	4.199%	PLN	194,000,000	03/21/2018	2,537,331
The Royal Bank of Scotland	6 Month Singapore Interbank Offered Rate	1.050%	SGD	30,000,000	03/21/2018	130,588
The Royal Bank of Scotland	6 Month Singapore Interbank Offered Rate	1.050%	SGD	4,000,000	03/21/2018	17,412
The Royal Bank of Scotland	3 Month Johannesburg Interbank Agreed Rate	5.960%	ZAR	65,000,000	03/22/2018	30,609
The Royal Bank of Scotland	3 Month Johannesburg Interbank Agreed Rate	6.131%	ZAR	386,000,000	03/22/2018	521,277

						$4,263,693

*	Non-deliverable interest rate swap. See Note 3 in the Notes to Financial Statements.

Money Market Fund pledged as collateral to broker is included in the forward foreign currency exchange contracts.

Total return swap contracts outstanding as of December 31, 2012:

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	10-Year Japanese Government Bond Futures	3/11/2013	JPY	16,482,080,600	$(1,250,794)
Bank of America	Australia 10-Year Bond Futures	3/15/2013	AUD	2,229,738	(10,831)
Morgan Stanley and Co., International PLC	Bovespa Index	2/13/2013	BRL	17,129,311	309,252
Barclays Capital	Cocoa Futures	5/15/2013	USD	24,100	(1,640)
Bank of America	Euro - Bund Futures	3/7/2013	EUR	56,379,610	741,704
Morgan Stanley and Co., International PLC	Russian Depository Index	6/15/2050	USD	584,639	7,724
Morgan Stanley and Co., International PLC	Russian Trading System Index Futures	3/15/2013	USD	4,845,971	$92,223
Barclays Capital	Soybean Futures	3/14/2013	USD	1,215,713	(17,637)
Morgan Stanley and Co., International PLC	Swiss Market Index Futures	3/15/2013	CHF	15,611,762	(168,897)
Bank of America	U.S. Treasury 10-Year Note Futures	3/19/2013	USD	173,483,285	(602,098)
Barclays Capital	Wheat Futures	3/14/2013	USD	258,969	(25,569)

					$(926,563)

Money Market Fund is pledged as collateral to brokers for total return swap contracts in the amount of $182,120.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	39

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY FUND

Open futures contracts outstanding at December 31, 2012:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
2	Cattle Feeder Futures	January 31, 2013	$149,166	$151,400	$2,234
21	Cocoa Futures	March 13, 2013	506,195	469,560	(36,635)
61	Coffee ‘C’ Futures	March 18, 2013	3,610,942	3,289,425	(321,517)
6	Coffee ‘C’ Futures	May 20, 2013	335,862	330,075	(5,787)
292	Corn Futures	March 14, 2013	10,721,267	10,194,450	(526,817)
48	Cotton No. 2 Futures	March 6, 2013	1,754,491	1,803,360	48,869
394	Crude Oil Financial Futures	March 19, 2013	35,782,420	36,354,380	571,960
283	Globex Brent FCL Futures	March 12, 2013	30,838,440	31,098,870	260,430
39	Globex Heat Oil Futures	March 27, 2013	4,931,472	4,941,518	10,046
49	Globex RBOB Gas Futures	January 30, 2013	5,496,435	5,683,579	187,144
48	Gold 100 OZ Futures	February 26, 2013	8,352,793	8,043,840	(308,953)
126	ICE Euro Gasoil Futures	February 11, 2013	11,854,300	11,680,200	(174,100)
111	Lean Hogs Futures	February 14, 2013	3,826,327	3,806,190	(20,137)
180	Live Cattle Futures	February 28, 2013	9,448,308	9,525,600	77,292
2	LME Aluminum Futures	January 11, 2013	100,953	102,219	1,266
19	LME Aluminum Futures	February 8, 2013	912,440	976,614	64,174
42	LME Aluminum Futures	February 15, 2013	2,055,563	2,161,876	106,313
1	LME Aluminum Futures	February 20, 2013	49,520	51,525	2,005
61	LME Aluminum Futures	February 21, 2013	2,976,898	3,143,605	166,707
6	LME Aluminum Futures	February 27, 2013	302,356	309,553	7,197
6	LME Aluminum Futures	March 4, 2013	313,260	309,841	(3,419)
1	LME Aluminum Futures	March 13, 2013	53,336	51,726	(1,610)
36	LME Aluminum Futures	March 20, 2013	1,873,951	1,864,575	(9,376)
43	LME Aluminum Futures	June 19, 2013	2,307,212	2,255,350	(51,862)
2	LME Copper Futures	January 4, 2013	416,827	395,371	(21,456)
4	LME Copper Futures	January 11, 2013	815,717	791,038	(24,679)
4	LME Copper Futures	January 18, 2013	823,255	791,250	(32,005)
1	LME Copper Futures	January 24, 2013	196,652	197,864	1,212
4	LME Copper Futures	January 25, 2013	786,106	791,489	5,383
11	LME Copper Futures	February 8, 2013	2,096,068	2,177,907	81,839
11	LME Copper Futures	February 15, 2013	2,090,774	2,178,564	87,790
1	LME Copper Futures	February 20, 2013	193,785	198,094	4,309
19	LME Copper Futures	February 21, 2013	3,664,103	3,763,781	99,678
8	LME Copper Futures	February 27, 2013	1,561,330	1,585,000	23,670
3	LME Copper Futures	February 28, 2013	586,164	594,394	8,230
2	LME Copper Futures	March 4, 2013	400,477	396,313	(4,164)
28	LME Copper Futures	March 6, 2013	5,630,241	5,548,725	(81,516)
6	LME Copper Futures	March 13, 2013	1,209,010	1,189,275	(19,735)
162	LME Copper Futures	March 20, 2013	31,874,285	32,117,513	243,228
158	LME Copper Futures	June 19, 2013	31,930,715	31,397,563	(533,152)
4	LME Lead Futures	January 25, 2013	201,706	231,450	29,744
2	LME Lead Futures	February 8, 2013	108,723	115,756	7,033
9	LME Lead Futures	February 15, 2013	494,562	521,543	26,981
1	LME Lead Futures	February 21, 2013	53,658	58,006	4,348
1	LME Lead Futures	February 27, 2013	55,002	58,044	3,042
1	LME Lead Futures	March 6, 2013	55,797	58,088	2,291
2	LME Lead Futures	March 13, 2013	115,749	116,262	513
33	LME Lead Futures	March 20, 2013	1,834,028	1,919,775	85,747
35	LME Lead Futures	June 19, 2013	2,024,711	2,048,375	23,664
4	LME Nickel Futures	January 4, 2013	448,660	407,970	(40,690)
2	LME Nickel Futures	January 18, 2013	207,003	204,114	(2,889)
1	LME Nickel Futures	January 25, 2013	98,666	102,090	3,424
2	LME Nickel Futures	February 8, 2013	192,483	204,309	11,826

The accompanying notes are an integral part of these financial statements.	(Continued)

40	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts (continued)
10	LME Nickel Futures	February 15, 2013	$953,776	$1,021,868	$68,092
4	LME Nickel Futures	February 21, 2013	393,774	408,859	15,085
2	LME Nickel Futures	February 27, 2013	200,227	204,486	4,259
1	LME Nickel Futures	February 28, 2013	102,460	102,248	(212)
2	LME Nickel Futures	March 6, 2013	210,544	204,552	(5,992)
21	LME Nickel Futures	March 20, 2013	2,150,072	2,149,182	(890)
21	LME Nickel Futures	June 19, 2013	2,229,649	2,156,742	(72,907)
14	LME Zinc Futures	January 4, 2013	731,435	717,458	(13,977)
23	LME Zinc Futures	January 11, 2013	1,140,549	1,180,233	39,684
6	LME Zinc Futures	February 15, 2013	291,614	309,911	18,297
16	LME Zinc Futures	February 27, 2013	798,925	828,300	29,375
3	LME Zinc Futures	February 28, 2013	150,634	155,336	4,702
4	LME Zinc Futures	March 6, 2013	202,564	207,350	4,786
2	LME Zinc Futures	March 13, 2013	103,203	103,812	609
71	LME Zinc Futures	March 20, 2013	3,640,831	3,690,225	49,394
71	LME Zinc Futures	June 19, 2013	3,692,685	3,733,713	41,028
1,073	Natural Gas Swap Futures	March 26, 2013	9,292,180	9,026,612	(265,568)
78	Silver Futures	March 26, 2013	13,268,994	11,788,530	(1,480,464)
236	Soybean Futures	March 14, 2013	17,275,024	16,632,100	(642,924)
113	Soybean Meal Futures	March 14, 2013	5,100,818	4,739,220	(361,598)
202	Soybean Oil Futures	March 14, 2013	6,045,534	6,023,640	(21,894)
184	Sugar #11 (World Markets) Futures	March 28, 2013	4,254,505	4,020,621	(233,884)
71	Wheat Futures	March 14, 2013	3,036,629	2,761,900	(274,729)
12	Wheat Futures	May 14, 2013	519,028	472,650	(46,378)
47	Amsterdam Index Futures	January 18, 2013	4,264,698	4,257,024	(7,674)
181	CAC40 10 Euro Futures	January 18, 2013	8,721,638	8,701,137	(20,501)
24	DAX Index Futures	March 15, 2013	6,041,679	6,033,624	(8,055)
122	E-Mini Russell 2000 Futures	March 15, 2013	10,195,147	10,328,520	133,373
765	Euro Stoxx 50 Index	March 15, 2013	26,560,762	26,405,270	(155,492)
265	FTSE 100 Index Futures	March 15, 2013	25,402,108	25,174,427	(227,681)
225	FTSE/JSE Top 40 Index Futures	March 20, 2013	9,200,286	9,313,978	113,692
26	FTSE/MIB Index Futures	March 15, 2013	2,772,119	2,797,661	25,542
100	Hang Seng Index Futures	January 30, 2013	14,579,137	14,626,783	47,646
212	H-SHARES Index Futures	January 30, 2013	15,504,468	15,660,296	155,828
27	IBEX 35 Index Futures	January 18, 2013	2,848,933	2,876,396	27,463
95	KOSPI Index 200 Futures	March 14, 2013	11,528,383	11,806,506	278,123
375	MSCI Taiwan Stock Index Futures	January 30, 2013	10,186,068	10,312,500	126,432
1,777	S&P 500 E-Mini Futures	March 15, 2013	127,052,108	126,175,885	(876,223)
110	S&P MID 400 E-Mini Futures	March 15, 2013	11,148,724	11,199,100	50,376
24	S&P/Toronto Stock Exchange 60 Index Futures	March 14, 2013	3,389,589	3,432,914	43,325
404	SGX S&P CNX Nifty Index Futures	January 31, 2013	4,802,537	4,810,024	7,487
16	SPI 200 Index Futures	March 21, 2013	1,903,176	1,917,394	14,218
248	TOPIX Index Futures	March 7, 2013	22,540,329	24,661,165	2,120,836
158	10-Year Japanese Government Bond Futures	March 11, 2013	263,964,932	261,980,724	(1,984,208)
36	Australia 10-Year Bond Futures	March 15, 2013	4,583,463	4,610,165	26,702
835	Euro - Bund Futures	March 7, 2013	159,095,799	160,518,328	1,422,529
837	U.S. Treasury 10-Year Note Futures	March 19, 2013	111,647,442	111,137,907	(509,535)

			1,162,439,343	1,160,136,530	(2,302,813)

Short Contracts:
57	Corn Futures	May 14, 2013	(2,018,073)	(1,995,713)	22,360
2	LME Aluminum Futures	January 11, 2013	(99,895)	(102,219)	(2,324)
19	LME Aluminum Futures	February 8, 2013	(912,195)	(976,615)	(64,420)
42	LME Aluminum Futures	February 15, 2013	(2,042,183)	(2,161,877)	(119,694)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	41

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
1	LME Aluminum Futures	February 20, 2013	$(49,436)	$(51,525)	$(2,089)
61	LME Aluminum Futures	February 21, 2013	(2,975,862)	(3,143,605)	(167,743)
6	LME Aluminum Futures	February 27, 2013	(302,728)	(309,554)	(6,826)
6	LME Aluminum Futures	March 4, 2013	(312,600)	(309,842)	2,758
1	LME Aluminum Futures	March 13, 2013	(53,048)	(51,726)	1,322
36	LME Aluminum Futures	March 20, 2013	(1,913,406)	(1,864,575)	48,831
2	LME Copper Futures	January 4, 2013	(416,122)	(395,371)	20,751
4	LME Copper Futures	January 11, 2013	(822,994)	(791,038)	31,956
4	LME Copper Futures	January 18, 2013	(821,994)	(791,250)	30,744
1	LME Copper Futures	January 24, 2013	(197,615)	(197,864)	(249)
4	LME Copper Futures	January 25, 2013	(787,385)	(791,489)	(4,104)
11	LME Copper Futures	February 8, 2013	(2,087,399)	(2,177,906)	(90,507)
11	LME Copper Futures	February 15, 2013	(2,103,010)	(2,178,564)	(75,554)
1	LME Copper Futures	February 20, 2013	(193,998)	(198,093)	(4,095)
19	LME Copper Futures	February 21, 2013	(3,669,701)	(3,763,781)	(94,080)
8	LME Copper Futures	February 27, 2013	(1,563,987)	(1,585,000)	(21,013)
3	LME Copper Futures	February 28, 2013	(587,545)	(594,394)	(6,849)
2	LME Copper Futures	March 4, 2013	(400,500)	(396,313)	4,187
28	LME Copper Futures	March 6, 2013	(5,636,705)	(5,548,725)	87,980
6	LME Copper Futures	March 13, 2013	(1,212,231)	(1,189,275)	22,956
162	LME Copper Futures	March 20, 2013	(32,637,274)	(32,117,513)	519,761
12	LME Copper Futures	June 19, 2013	(2,378,493)	(2,384,625)	(6,132)
4	LME Lead Futures	January 25, 2013	(201,935)	(231,450)	(29,515)
2	LME Lead Futures	February 8, 2013	(109,497)	(115,757)	(6,260)
9	LME Lead Futures	February 15, 2013	(488,236)	(521,544)	(33,308)
1	LME Lead Futures	February 21, 2013	(53,798)	(58,006)	(4,208)
1	LME Lead Futures	February 27, 2013	(54,839)	(58,044)	(3,205)
1	LME Lead Futures	March 6, 2013	(55,923)	(58,087)	(2,164)
2	LME Lead Futures	March 13, 2013	(114,347)	(116,263)	(1,916)
33	LME Lead Futures	March 20, 2013	(1,899,294)	(1,919,775)	(20,481)
4	LME Nickel Futures	January 4, 2013	(448,314)	(407,971)	40,343
2	LME Nickel Futures	January 18, 2013	(206,601)	(204,115)	2,486
1	LME Nickel Futures	January 25, 2013	(98,824)	(102,090)	(3,266)
2	LME Nickel Futures	February 8, 2013	(190,881)	(204,309)	(13,428)
10	LME Nickel Futures	February 15, 2013	(956,826)	(1,021,869)	(65,043)
4	LME Nickel Futures	February 21, 2013	(395,994)	(408,859)	(12,865)
2	LME Nickel Futures	February 27, 2013	(200,865)	(204,486)	(3,621)
1	LME Nickel Futures	February 28, 2013	(103,498)	(102,247)	1,251
2	LME Nickel Futures	March 6, 2013	(211,329)	(204,552)	6,777
21	LME Nickel Futures	March 20, 2013	(2,221,511)	(2,149,182)	72,329
14	LME Zinc Futures	January 4, 2013	(732,155)	(717,458)	14,697
23	LME Zinc Futures	January 11, 2013	(1,140,339)	(1,180,234)	(39,895)
6	LME Zinc Futures	February 15, 2013	(290,465)	(309,910)	(19,445)
16	LME Zinc Futures	February 27, 2013	(799,374)	(828,300)	(28,926)
3	LME Zinc Futures	February 28, 2013	(151,645)	(155,335)	(3,690)
4	LME Zinc Futures	March 6, 2013	(202,994)	(207,350)	(4,356)
2	LME Zinc Futures	March 13, 2013	(103,959)	(103,812)	147
71	LME Zinc Futures	March 20, 2013	(3,652,855)	(3,690,225)	(37,370)
2	LME Zinc Futures	June 19, 2013	(104,395)	(105,175)	(780)

			(81,387,072)	(81,454,857)	(67,785)

			$1,081,052,271	$1,078,681,673	$(2,370,598)

Cash held as collateral with broker for futures contracts was $47,293,578 at December 31, 2012.

The accompanying notes are an integral part of these financial statements.	(Continued)

42	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2012:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/20/13*	The Royal Bank of Scotland	BRL	50,205,000	$23,580,015	$24,283,597	$703,582
Czech Republic Koruna, Expiring 03/20/13	The Royal Bank of Scotland	CZK	20,088,000	1,035,405	1,057,547	22,142
Hong Kong Dollar, Expiring 03/20/13	The Royal Bank of Scotland	HKD	6,556,000	846,072	846,058	(14)
Hungarian Forint, Expiring 03/20/13	The Royal Bank of Scotland	HUF	96,500,000	436,257	433,532	(2,725)
Israeli Shekel, Expiring 03/20/13	The Royal Bank of Scotland	ILS	175,351,000	45,916,835	46,835,332	918,497
Japanese Yen, Expiring 03/21/13	The Royal Bank of Scotland	JPY	183,000,000	2,126,428	2,113,629	(12,799)
Korean Won, Expiring 03/20/13*	The Royal Bank of Scotland	KRW	60,538,954,000	55,746,677	56,295,354	548,677
Mexican Peso, Expiring 03/20/13	The Royal Bank of Scotland	MXN	950,096,000	72,958,684	72,985,182	26,498
Poland Zloty, Expiring 03/20/13	The Royal Bank of Scotland	PLN	4,155,000	1,278,855	1,332,263	53,408
Singapore Dollar, Expiring 03/20/13	The Royal Bank of Scotland	SGD	48,698,000	39,919,614	39,862,807	(56,807)
Turkish Lira, Expiring 03/20/13	The Royal Bank of Scotland	TRY	86,851,000	48,029,107	48,200,767	171,660
Taiwanese Dollar, Expiring 03/20/13*	The Royal Bank of Scotland	TWD	1,518,177,000	52,520,872	52,298,092	(222,780)
South African Rand, Expiring 03/20/13	The Royal Bank of Scotland	ZAR	166,221,000	18,868,180	19,403,310	535,130

				363,263,001	365,947,470	2,684,469

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/20/13*	The Royal Bank of Scotland	BRL	(3,923,000)	$(1,833,569)	$(1,897,512)	$(63,943)
Swiss Franc, Expiring 03/20/13	The Royal Bank of Scotland	CHF	(117,000)	(126,486)	(128,101)	(1,615)
Euro, Expiring 03/20/13	The Royal Bank of Scotland	EUR	(282,985,000)	(368,687,891)	(373,780,172)	(5,092,281)
British Pound, Expiring 03/20/13	The Royal Bank of Scotland	GBP	(50,560,000)	(81,358,624)	(82,112,407)	(753,783)
Hungarian Forint, Expiring 03/20/13	The Royal Bank of Scotland	HUF	(1,076,000)	(4,869)	(4,834)	35
Japanese Yen, Expiring 03/21/13	The Royal Bank of Scotland	JPY	(60,000,000)	(729,444)	(692,993)	36,451
Korean Won, Expiring 03/20/13*	The Royal Bank of Scotland	KRW	(416,753,000)	(382,728)	(387,540)	(4,812)
Mexican Peso, Expiring 03/20/13	The Royal Bank of Scotland	MXN	(18,108,000)	(1,411,761)	(1,391,034)	20,727
Poland Zloty, Expiring 03/20/13	The Royal Bank of Scotland	PLN	(12,669,000)	$(4,018,482)	$(4,062,200)	$(43,718)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	43

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Russian Ruble, Expiring 03/20/13*	The Royal Bank of Scotland	RUB	(146,134,000)	$(4,680,032)	$(4,723,243)	$(43,211)
Turkish Lira, Expiring 03/20/13	The Royal Bank of Scotland	TRY	(1,366,000)	(757,206)	(758,106)	(900)
South African Rand, Expiring 03/20/13	The Royal Bank of Scotland	ZAR	(16,460,000)	(1,831,442)	(1,921,409)	(89,967)

				(465,822,534)	(471,859,551)	(6,037,017)

				$(102,559,533)	$(105,912,081)	$(3,352,548)

Money Market Fund is pledged as collateral for forward foreign currency exchange contracts in the amount of $35,023,413.

*	Non deliverable forward. See Note 3 in the Notes to Financial Statements.

BRL - Brazilian Real

CHF - Swiss Franc

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

ILS - Israeli Shekel

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

PLN - Poland Zloty

RUB - Russian Ruble

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - Taiwan Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.

44	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY II MV FUND

GOVERNMENT RELATED OBLIGATIONS - 21.0%	INTEREST RATE	MATURITY DATE	CURRENCY	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
Sovereign Debt—21.0%
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	1.500%	04/15/16	EUR	1,037	$1,487,367
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	1.750%	04/15/20	EUR	868	1,358,151
France Government Bond OAT (France)	1.600%	07/25/15	EUR	592	841,239
France Government Bond OAT (France)	1.100%	07/25/22	EUR	752	1,092,329
United Kingdom Treasury Gilt (United Kingdom)	1.875%	11/22/22	GBP	955	1,995,635

TOTAL GOVERNMENT RELATED OBLIGATIONS (cost $6,647,810)					6,774,721

U.S. TREASURY OBLIGATIONS - 25.8%
U.S. Treasury Inflation Protected Securities - 25.8%
U.S. Treasury Inflation Protected Securities	0.125%	01/15/22	USD	3,100	3,440,502
U.S. Treasury Inflation Protected Securities	0.125%	04/15/17	USD	1,800	1,963,071
U.S. Treasury Inflation Protected Securities	1.625%	01/15/18	USD	700	896,397
U.S. Treasury Inflation Protected Securities	2.375%	01/15/17	USD	800	1,066,533
U.S. Treasury Inflation Protected Securities	2.625%	07/15/17	USD	700	936,173

TOTAL U.S. TREASURY OBLIGATIONS (cost $8,307,002)					8,302,676

MONEY MARKET FUNDS - 23.5%	SHARES	VALUE (Note 3)
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)(b) (cost $7,594,622)	7,594,622	$7,594,622

SHORT-TERM INVESTMENT - 3.9%	PRINCIPAL AMOUNT (000’s)
U.S. Treasury Bill, 0.000%, 6/20/2013(c) (cost $1,259,431)	$1,259	1,259,379

TOTAL INVESTMENTS - 74.2% (cost $23,808,865)		23,931,398

OTHER ASSETS IN EXCESS OF LIABILITIES—25.8% (d)		8,321,167

NET ASSETS—100.0%		$32,252,565

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Represents annualized seven-day yield as of December 31, 2012.

(b) A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.

(c)	The rate shown is the effective yield at the date of purchase.
(d)	Includes depreciation on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	45

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY II MV FUND

Total return swap contracts outstanding as of December 31, 2012:

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	Bovespa Index	2/13/2013	BRL	600,109	$6,135
Barclays Capital	Coffee ‘C’ Futures	5/20/2013	USD	110,775	(750)
Barclays Capital	Corn Futures	5/14/2013	USD	138,800	1,250
Barclays Capital	Cotton No. 2 Futures	3/6/2013	USD	37,400	170
Barclays Capital	Gold 100 OZ Futures	2/26/2013	USD	174,905	(7,325)
Barclays Capital	Live Cattle Futures	2/28/2013	USD	53,380	(460)
Barclays Capital	LME Aluminum Futures	6/19/2013	USD	52,475	(25)
Barclays Capital	LME Copper Futures	6/19/2013	USD	198,775	(56)
Barclays Capital	LME Nickel Futures	6/19/2013	USD	105,570	(2,868)
Bank of America	Russian Trading System Index Futures	3/15/2013	USD	156,555	2,544
Barclays Capital	Soybean Futures	3/14/2013	USD	70,263	212
Goldman Sachs	Swiss Market Index Futures	3/15/2013	CHF	410,342	(5,849)
Bank of America	U.S. Treasury 10-Year Note Futures	3/19/2013	USD	531,445	(320)
Barclays Capital	Wheat Futures	5/14/2013	USD	78,150	625

					$(6,717)

Money Market Fund is pledged as collateral to brokers for total return swap contracts in the amount of $110,000.

Open futures contracts outstanding at December 31, 2012:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
1	Coffee ‘C’ Futures	March 18, 2013	$59,325	$53,925	$(5,400)
4	Corn Futures	March 14, 2013	146,100	139,650	(6,450)
1	Cotton No. 2 Futures	March 6, 2013	37,549	37,570	21
14	Crude Oil Financial Futures	March 19, 2013	1,264,520	1,291,780	27,260
10	Globex Brent FCL Futures	March 12, 2013	1,084,900	1,098,900	14,000
1	Globex Heat Oil Futures	March 27, 2013	126,420	126,706	286
2	Globex RBOB Gas Futures	January 30, 2013	228,627	231,983	3,356
1	Gold 100 OZ Futures	February 26, 2013	166,262	167,580	1,318
5	ICE Euro Gasoil Futures	February 11, 2013	464,400	463,500	(900)
5	Lean Hogs Futures	February 14, 2013	172,921	171,450	(1,471)
4	Live Cattle Futures	February 28, 2013	212,654	211,680	(974)
1	LME Aluminum Futures	February 15, 2013	48,942	51,473	2,531
2	LME Aluminum Futures	March 18, 2013	104,747	103,587	(1,160)
1	LME Aluminum Futures	March 19, 2013	52,277	51,785	(492)
2	LME Aluminum Futures	June 19, 2013	106,473	104,900	(1,573)
1	LME Copper Futures	February 6, 2013	191,947	197,974	6,027
1	LME Copper Futures	February 28, 2013	197,052	198,132	1,080
3	LME Copper Futures	March 18, 2013	601,979	594,757	(7,222)
4	LME Copper Futures	June 19, 2013	806,071	794,875	(11,196)
2	LME Lead Futures	February 28, 2013	110,958	116,100	5,142
1	LME Lead Futures	March 6, 2013	55,797	58,088	2,291
1	LME Lead Futures	March 20, 2013	56,039	58,175	2,136
1	LME Lead Futures	June 19, 2013	57,815	58,525	710
1	LME Zinc Futures	February 27, 2013	49,933	51,769	1,836
2	LME Zinc Futures	March 18, 2013	103,009	103,930	921
1	LME Zinc Futures	March 19, 2013	51,914	51,965	51

The accompanying notes are an integral part of these financial statements.	(Continued)

46	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY II MV FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
3	LME Zinc Futures	June 19, 2013	$157,900	$157,763	$(137)
40	Natural Gas Swap Futures	March 26, 2013	344,142	336,499	(7,643)
2	Silver Futures	March 26, 2013	332,984	302,270	(30,714)
6	Soybean Futures	March 14, 2013	438,388	422,850	(15,538)
4	Soybean Meal Futures	March 14, 2013	173,904	167,760	(6,144)
6	Soybean Oil Futures	March 14, 2013	179,414	178,920	(494)
7	Sugar #11 (World Markets) Futures	March 28, 2013	152,067	152,958	891
1	Wheat Futures	March 14, 2013	42,682	38,900	(3,782)
1	Wheat Futures	May 14, 2013	40,726	39,388	(1,338)
1	Amsterdam Index Futures	January 18, 2013	90,908	90,575	(333)
6	CAC40 10 Euro Futures	January 18, 2013	289,121	288,435	(686)
1	DAX Index Futures	March 15, 2013	252,239	251,401	(838)
5	E-Mini Russell 2000 Futures	March 15, 2013	418,398	423,300	4,902
21	Euro Stoxx 50 Index	March 15, 2013	730,097	724,851	(5,246)
8	FTSE 100 Index Futures	March 15, 2013	766,807	759,983	(6,824)
7	FTSE/JSE Top 40 Index Futures	March 20, 2013	286,515	289,768	3,253
1	FTSE/MIB Index Futures	March 15, 2013	107,639	107,602	(37)
2	Hang Seng Index Futures	January 30, 2013	291,853	292,535	682
7	H-SHARES Index Futures	January 30, 2013	512,009	517,085	5,076
1	IBEX 35 Index Futures	January 18, 2013	105,795	106,533	738
3	KOSPI Index 200 Futures	March 14, 2013	366,510	372,837	6,327
10	MSCI Taiwan Stock Index Futures	January 30, 2013	271,704	275,000	3,296
71	S&P 500 E-Mini Futures	March 15, 2013	5,052,591	5,041,355	(11,236)
5	S&P MID 400 E-Mini Futures	March 15, 2013	506,800	509,050	2,250
1	S&P/Toronto Stock Exchange 60 Index Futures	March 14, 2013	140,982	143,038	2,056
14	SGX S&P CNX Nifty Index Futures	January 31, 2013	166,591	166,684	93
1	SPI 200 Index Futures	March 21, 2013	118,939	119,837	898
7	TOPIX Index Futures	March 7, 2013	643,686	696,081	52,395
2	Australia 10-Year Bond Futures	March 15, 2013	254,634	256,120	1,486
34	Euro – Bund Futures	March 7, 2013	6,480,590	6,536,075	55,485
74	Mini Japanese 10-Year Treasury Bond	March 8, 2013	12,340,809	12,267,420	(73,389)
78	U.S. Treasury 10-Year Note Futures	March 19, 2013	10,366,628	10,356,937	(9,691)

			48,982,683	48,980,569	(2,114)

Short Contracts:
1	LME Aluminum Futures	February 15, 2013	(48,623)	(51,473)	(2,850)
2	LME Aluminum Futures	March 18, 2013	(104,825)	(103,587)	1,238
1	LME Aluminum Futures	March 19, 2013	(52,198)	(51,784)	414
2	LME Aluminum Futures	June 19, 2013	(104,541)	(104,900)	(359)
1	LME Copper Futures	February 6, 2013	(192,248)	(197,974)	(5,726)
1	LME Copper Futures	February 28, 2013	(197,498)	(198,131)	(633)
3	LME Copper Futures	March 18, 2013	(605,418)	(594,756)	10,662
2	LME Lead Futures	February 28, 2013	(111,559)	(116,100)	(4,541)
1	LME Lead Futures	March 6, 2013	(55,923)	(58,087)	(2,164)
1	LME Lead Futures	March 20, 2013	(57,497)	(58,175)	(678)
1	LME Zinc Futures	February 27, 2013	(49,961)	(51,769)	(1,808)
2	LME Zinc Futures	March 18, 2013	(104,327)	(103,930)	397
1	LME Zinc Futures	March 19, 2013	(51,848)	(51,965)	(117)

			(1,736,466)	(1,742,631)	(6,165)

			$47,246,217	$47,237,938	$(8,279)

Cash held as collateral with broker for futures contracts was $1,335,729 at December 31, 2012.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	47

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY II MV FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2012:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 03/20/13	The Royal Bank of Scotland	CHF	5,000	$5,462	$5,474	$12

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Euro, Expiring 03/20/13	The Royal Bank of Scotland	EUR	(3,624,000)	$(4,753,354)	$(4,786,752)	$(33,398)
British Pound, Expiring 03/20/13	The Royal Bank of Scotland	GBP	(1,215,000)	(1,964,116)	(1,973,232)	(9,116)
Russian Ruble, Expiring 03/20/13*	The Royal Bank of Scotland	RUB	(4,766,000)	(152,148)	(154,044)	(1,896)

				(6,869,618)	(6,914,028)	(44,410)

				$(6,864,156)	$(6,908,554)	$(44,398)

Cash held as collateral with broker for forward currency exchange contracts was $120,000 at December 31, 2012.

*	Non deliverable forward. See Note 3 in the Notes to Financial Statements.

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

RUB - Russian Ruble

The accompanying notes are an integral part of these financial statements.

48	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY II HV FUND

GOVERNMENT RELATED OBLIGATIONS - 46.5%	INTEREST RATE	MATURITY DATE	CURRENCY	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)

Sovereign Debt - 46.5%
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	1.500%	04/15/16	EUR	$1,612	$2,313,742
Deutsche Bundesrepublik Inflation Linked Bond (Germany)	1.750%	04/15/20	EUR	1,303	2,037,270
France Government Bond OAT (France)	1.600%	07/25/15	EUR	948	1,345,983
France Government Bond OAT (France)	1.100%	07/25/22	EUR	1,075	1,560,511
United Kingdom Treasury Gilt (United Kingdom)	1.875%	11/22/22	GBP	1,433	2,993,453

TOTAL GOVERNMENT RELATED OBLIGATIONS (cost $10,050,355)					10,250,959

U.S. TREASURY OBLIGATIONS - 48.2%

U.S. Treasury Inflation Protected Securities - 48.2%
U.S. Treasury Inflation Protected Securities (a)	0.125%	01/15/22	USD	4,000	4,439,358
U.S. Treasury Inflation Protected Securities (a)	0.125%	04/15/17	USD	2,300	2,508,368
U.S. Treasury Inflation Protected Securities (a)	1.625%	01/15/18	USD	900	1,152,511
U.S. Treasury Inflation Protected Securities (a)	2.375%	01/15/17	USD	1,000	1,333,166
U.S. Treasury Inflation Protected Securities (a)	2.625%	07/15/17	USD	900	1,203,650

TOTAL U.S. TREASURY OBLIGATIONS (cost $10,659,491)					10,637,053

MONEY MARKET FUNDS - 39.1%	SHARES	VALUE (Note 3)
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (b)(c)
(cost $8,617,542)	8,617,542	$8,617,542

SHORT-TERM INVESTMENTS - 9.7%	PRINCIPAL AMOUNT (000’s)
U.S. Treasury Bill, 0.000%, 6/20/2013 (d)
(cost $2,149,027)	$2,149	2,148,940

TOTAL INVESTMENTS - 143.5% (cost $31,476,415)		31,654,494

LIABILITIES IN EXCESS OF OTHER ASSETS - (43.5%) (e)		(9,596,020)

NET ASSETS - 100.0%		$22,058,474

All securities are United States companies, unless noted otherwise in parentheses.

(a)	On December 31, 2012, securities valued at $10,637,053 were pledged as collateral for reverse repurchase agreements outstanding.
(b)	Represents annualized seven-day yield as of December 31, 2012.
(c)	A portion of the security is pledged as collateral to the brokers for swap contracts.
(d)	The rate shown is the effective yield at the date of purchase.
(e)	Includes depreciation on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820 (See Note 5).

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

USD - United States Dollar

Open reverse repurchase agreements at December 31, 2012:

Counterparty	Trade Date	Rate	Due Date	Principal Amount of Reverse Repurchase Agreement
Credit Suisse First Boston LLC	12/28/2012	0.27%	1/16/2013	$3,762,390
Barclays Capital	12/14/2012	0.32%	1/16/2013	2,790,625
Barclays Capital	12/14/2012	0.37%	1/16/2013	4,036,875

				$10,589,890

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	49

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY II HV FUND

Total return swap contracts outstanding as of December 31, 2012:

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	Bovespa Index	2/13/2013	BRL	899,083	$9,705
Barclays Capital	Coffee ‘C’ Futures	3/18/2013	USD	56,438	(2,512)
Barclays Capital	Coffee ‘C’ Futures	5/20/2013	USD	57,113	(2,100)
Barclays Capital	Cotton No. 2 Futures	3/6/2013	USD	37,335	235
Barclays Capital	Gold 100 OZ Futures	2/26/2013	USD	340,545	(5,385)
Barclays Capital	Live Cattle Futures	2/28/2013	USD	210,650	1,030
Barclays Capital	LME Copper Futures	6/19/2013	USD	401,525	(4,088)
Bank of America	Russian Trading System Index Futures	3/15/2013	USD	242,032	2,736
Barclays Capital	Silver Futures	3/26/2013	USD	170,600	(19,465)
Barclays Capital	Soybean Futures	3/14/2013	USD	287,925	(6,025)
Goldman Sachs	Swiss Market Index Futures	3/15/2013	CHF	612,065	(4,999)
Bank of America	U.S. Treasury 10-Year Note Futures	3/19/2013	USD	8,920,459	(24,115)
Barclays Capital	Wheat Futures	5/14/2013	USD	40,200	(813)

					$(55,796)

Money Market Fund is pledged as collateral to brokers for total return swap contracts in the amount of $280,000.

Open futures contracts outstanding at December 31, 2012:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
1	Cocoa Futures	May 15, 2013	$23,502	$22,460	$(1,042)
1	Coffee ‘C’ Futures	May 20, 2013	56,197	55,013	(1,184)
6	Corn Futures	March 14, 2013	218,978	209,475	(9,503)
4	Corn Futures	May 14, 2013	140,960	140,050	(910)
1	Cotton No. 2 Futures	March 6, 2013	36,635	37,570	935
17	Crude Oil Financial Futures	March 19, 2013	1,545,780	1,568,590	22,810
12	Globex Brent FCL Futures	March 12, 2013	1,306,810	1,318,680	11,870
2	Globex Heat Oil Futures	March 27, 2013	252,630	253,411	781
2	Globex RBOB Gas Futures	January 30, 2013	227,417	231,982	4,565
1	Gold 100 OZ Futures	February 26, 2013	165,592	167,580	1,988
6	ICE Euro Gasoil Futures	February 11, 2013	562,950	556,200	(6,750)
7	Lean Hogs Futures	February 14, 2013	242,397	240,030	(2,367)
2	Live Cattle Futures	February 28, 2013	105,528	105,840	312
1	LME Aluminum Futures	February 6, 2013	47,789	51,380	3,591
1	LME Aluminum Futures	February 15, 2013	48,942	51,473	2,531
1	LME Aluminum Futures	February 21, 2013	48,802	51,535	2,733
1	LME Aluminum Futures	March 13, 2013	53,336	51,726	(1,610)
1	LME Aluminum Futures	March 14, 2013	53,102	51,737	(1,365)
1	LME Aluminum Futures	March 20, 2013	53,195	51,793	(1,402)
2	LME Aluminum Futures	June 19, 2013	107,530	104,900	(2,630)
2	LME Copper Futures	February 6, 2013	383,895	395,949	12,054
1	LME Copper Futures	March 4, 2013	200,238	198,156	(2,082)
1	LME Copper Futures	March 14, 2013	202,529	198,218	(4,311)
2	LME Copper Futures	March 20, 2013	400,466	396,513	(3,953)
4	LME Copper Futures	June 19, 2013	807,871	794,875	(12,996)
1	LME Lead Futures	February 20, 2013	54,702	58,000	3,298
1	LME Lead Futures	March 20, 2013	56,127	58,175	2,048
1	LME Lead Futures	June 19, 2013	57,815	58,525	710

The accompanying notes are an integral part of these financial statements.	(Continued)

50	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY II HV FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
1	LME Nickel Futures	March 12, 2013	$107,121	$102,305	$(4,816)
1	LME Nickel Futures	June 19, 2013	107,510	102,702	(4,808)
2	LME Zinc Futures	February 28, 2013	100,423	103,558	3,135
3	LME Zinc Futures	March 20, 2013	153,327	155,925	2,598
4	LME Zinc Futures	June 19, 2013	208,478	210,350	1,872
48	Natural Gas Swap Futures	March 26, 2013	416,130	403,800	(12,330)
2	Silver Futures	March 26, 2013	320,791	302,270	(18,521)
6	Soybean Futures	March 14, 2013	430,023	422,850	(7,173)
5	Soybean Meal Futures	March 14, 2013	218,882	209,700	(9,182)
8	Soybean Oil Futures	March 14, 2013	239,926	238,560	(1,366)
9	Sugar #11 (World Markets) Futures	March 28, 2013	196,139	196,661	522
2	Wheat Futures	March 14, 2013	85,559	77,800	(7,759)
1	Wheat Futures	May 14, 2013	41,290	39,388	(1,902)
3	Amsterdam Index Futures	January 18, 2013	271,693	271,725	32
9	CAC40 10 Euro Futures	January 18, 2013	432,687	432,653	(34)
1	DAX Index Futures	March 15, 2013	252,447	251,401	(1,046)
6	E-Mini Russell 2000 Futures	March 15, 2013	501,531	507,960	6,429
35	Euro Stoxx 50 Index	March 15, 2013	1,212,872	1,208,084	(4,788)
13	FTSE 100 Index Futures	March 15, 2013	1,245,965	1,234,972	(10,993)
10	FTSE/JSE Top 40 Index Futures	March 20, 2013	409,945	413,954	4,009
1	FTSE/MIB Index Futures	March 15, 2013	106,620	107,602	982
3	Hang Seng Index Futures	January 30, 2013	437,216	438,803	1,587
8	H-SHARES Index Futures	January 30, 2013	584,860	590,954	6,094
2	IBEX 35 Index Futures	January 18, 2013	212,186	213,066	880
5	KOSPI Index 200 Futures	March 14, 2013	612,935	621,395	8,460
16	MSCI Taiwan Stock Index Futures	January 30, 2013	435,859	440,000	4,141
88	S&P 500 E-Mini Futures	March 15, 2013	6,249,810	6,248,440	(1,370)
6	S&P MID 400 E-Mini Futures	March 15, 2013	607,175	610,860	3,685
1	S&P/Toronto Stock Exchange 60 Index Futures	March 14, 2013	140,982	143,038	2,056
17	SGX S&P CNX Nifty Index Futures	January 31, 2013	202,137	202,402	265
1	SPI 200 Index Futures	March 21, 2013	118,890	119,838	948
9	TOPIX Index Futures	March 7, 2013	822,176	894,962	72,786
2	Australia 10-Year Bond Futures	March 15, 2013	254,938	256,120	1,182
56	Euro - Bund Futures	March 7, 2013	10,713,661	10,765,301	51,640
83	Mini Japanese 10-Year Treasury Bond	March 8, 2013	13,862,876	13,759,404	(103,472)
37	U.S. Treasury 10-Year Note Futures	March 19, 2013	4,925,379	4,912,906	(12,473)

			54,702,154	54,691,545	(10,609)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	51

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY II HV FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts:
1	LME Aluminum Futures	February 6, 2013	$(47,798)	$(51,380)	$(3,582)
1	LME Aluminum Futures	February 15, 2013	(48,623)	(51,473)	(2,850)
1	LME Aluminum Futures	February 21, 2013	(48,785)	(51,535)	(2,750)
1	LME Aluminum Futures	March 13, 2013	(53,048)	(51,726)	1,322
1	LME Aluminum Futures	March 14, 2013	(53,258)	(51,736)	1,522
1	LME Aluminum Futures	March 20, 2013	(53,122)	(51,793)	1,329
1	LME Aluminum Futures	June 19, 2013	(53,772)	(52,450)	1,322
2	LME Copper Futures	February 6, 2013	(384,497)	(395,949)	(11,452)
1	LME Copper Futures	March 4, 2013	(200,250)	(198,156)	2,094
1	LME Copper Futures	March 14, 2013	(201,961)	(198,219)	3,742
2	LME Copper Futures	March 20, 2013	(403,845)	(396,513)	7,332
1	LME Lead Futures	February 20, 2013	(54,548)	(58,000)	(3,452)
1	LME Lead Futures	March 20, 2013	(57,497)	(58,175)	(678)
1	LME Nickel Futures	March 12, 2013	(107,068)	(102,304)	4,764
2	LME Zinc Futures	February 28, 2013	(101,097)	(103,557)	(2,460)
3	LME Zinc Futures	March 20, 2013	(154,905)	(155,925)	(1,020)

			(2,024,074)	(2,028,891)	(4,817)

			$52,678,080	$52,662,654	$(15,426)

Cash held as collateral with broker for futures contracts was $1,805,945 at December 31, 2012.

Forward foreign currency exchange contracts outstanding as of December 31, 2012:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Swiss Franc, Expiring 03/20/13	The Royal Bank of Scotland	CHF	7,000	$7,647	$7,664	$17
Japanese Yen, Expiring 03/21/13	The Royal Bank of Scotland	JPY	14,000	170	162	(8)

				7,817	7,826	9

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Euro, Expiring 03/20/13	The Royal Bank of Scotland	EUR	(5,554,000)	$(7,263,459)	$(7,335,989)	$(72,530)
British Pound, Expiring 03/20/13	The Royal Bank of Scotland	GBP	(1,842,000)	(2,966,920)	(2,991,516)	(24,596)
Japanese Yen, Expiring 03/21/13	The Royal Bank of Scotland	JPY	(26,000)	(311)	(300)	11
Russian Ruble, Expiring 03/20/13*	The Royal Bank of Scotland	RUB	(7,297,000)	(234,725)	(235,850)	(1,125)

				(10,465,415)	(10,563,655)	(98,240)

				$(10,457,598)	$(10,555,829)	$(98,231)

The accompanying notes are an integral part of these financial statements.	(Continued)

52	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR RISK PARITY II HV FUND

Cash held as collateral with broker for forward currency exchange contracts was $120,000 at December 31, 2012.

*	Non deliverable forward. See Note 3 in the Notes to Financial Statements.

BRL - Brazilian Real

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

RUB - Russian Ruble

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	53

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

LONG INVESTMENTS - 112.3%	SHARES	VALUE (Note 3)
COMMON STOCKS - 45.1%

Belgium - 0.6%
Anheuser-Busch InBev NV (a)	11,804	$1,027,946
Belgacom SA (a)	13,651	401,497
Mobistar SA (a)	3,860	99,221
Solvay SA (a)	7,968	1,159,440
UCB SA (a)	18,818	1,078,053
Umicore SA (a)	26,106	1,445,567

		5,211,724

Brazil - 0.9%
Amil Participacoes SA (1)(a)	18,635	280,776
Banco Bradesco SA ADR (1)(c)	14,000	243,180
Banco do Brasil SA (1)(a)	28,200	352,586
BM&FBovespa SA (1)(a)	29,600	202,393
BR Malls Participacoes SA (1)(a)	13,300	175,515
Braskem SA ADR (1)(c)	7,200	96,120
CCR SA (1)(a)	28,800	273,582
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (1)(c)	8,400	372,876
Cia de Bebidas das Americas ADR (1)(a)(c)	17,900	751,621
Cia de Saneamento Basico do Estado de Sao Paulo ADR (1)(c)	4,600	384,422
Cia Energetica de Minas Gerais ADR (1)(a)(c)	63,475	689,339
Cielo SA (1)(a)	80	2,227
Itau Unibanco Holding SA ADR (1)(c)	14,300	235,378
JBS SA (1)†(a)	175,993	515,730
Multiplan Empreendimentos Imobiliarios SA (1)(a)	1,400	41,162
Natura Cosmeticos SA (1)(a)	23,300	667,308
Petroleo Brasileiro SA ADR (1)(c)	5,500	106,150
Porto Seguro SA (1)(a)	34,900	400,391
Tim Participacoes SA ADR (1)(c)	19,700	390,454
Vale SA ADR (1)(c)	63,300	1,284,990

		7,466,200

Chile - 0.1%
Banco Santander Chile ADR (1)(c)	36	1,026
CAP SA (1)(a)	2,254	75,588
Enersis SA ADR (1)(c)	27,300	497,406
ENTEL Chile SA (1)(a)	18,283	378,045
SACI Falabella (1)(a)	14,803	152,479

		1,104,544

China - 1.1%
Agricultural Bank of China Ltd., H Shares (a)	225,000	113,545
Bank of China Ltd., H Shares (a)	2,190,000	991,813
Bank of Communications Co., Ltd., H Shares (a)	126,000	96,358
China BlueChemical Ltd., H Shares (a)	476,000	324,708
China Citic Bank Corp. Ltd., H Shares (a)	353,000	213,925
China Communications Services Corp. Ltd., H Shares (a)	130,000	75,969
China Construction Bank Corp., H Shares (a)	1,951,000	1,594,381
China Merchants Bank Co. Ltd., H Shares (a)	35,500	79,816

	SHARES	VALUE (Note 3)
China - 1.1% (continued)
China Oilfield Services Ltd., H Shares (a)	200,000	$419,354
China Petroleum & Chemical Corp. ADR (1)(c)	4,400	505,648
China Railway Construction Corp. Ltd., H Shares (a)	353,000	408,364
China Railway Group Ltd., H Shares (a)	1,040,000	618,403
China Shanshui Cement Group Ltd. (a)	399,000	298,586
China Telecom Corp. Ltd., H Shares (a)	678,000	383,372
China Zhongwang Holdings Ltd. (a)	186	70
Chongqing Rural Commercial Bank, H Shares (a)	598,000	333,817
CNOOC Ltd. ADR (1)(c)	5,500	1,210,000
Country Garden Holdings Co., Ltd. †(a)	83,000	44,344
Dongfeng Motor Group Co., Ltd., H Shares (a)	106,000	166,887
Evergrande Real Estate Group Ltd. (a)	98,000	55,278
Industrial & Commercial Bank of China Ltd., H Shares (a)	1,051,000	758,587
Longfor Properties Co., Ltd. (a)	19,000	37,777
Parkson Retail Group Ltd. (a)	30,500	24,790
PetroChina Co., Ltd. ADR (1)(c)	500	71,890
Sino-Ocean Land Holdings Ltd. (a)	27,000	20,534
Sinopharm Group Co. Ltd., H Shares (a)	40,000	127,021
SOHO China Ltd. (a)	39,000	31,713
Tencent Holdings Ltd. (a)	2,600	85,271
Zhaojin Mining Industry Co. Ltd., H Shares (a)	263,500	421,754
Zhejiang Expressway Co., Ltd., H Shares (a)	164,000	129,727

		9,643,702

Denmark - 0.9%
AP Moeller - Maersk A/S, Class B (a)	152	1,151,044
Carlsberg A/S, Class B (a)	7,693	757,887
Chr Hansen Holding A/S (a)	4,798	156,256
Coloplast A/S, Class B (a)	6,378	312,778
DSV A/S (a)	36,875	954,046
GN Store Nord A/S (a)	48,101	699,051
Novo Nordisk A/S, Class B (a)	18,809	3,062,795
Vestas Wind Systems A/S† (a)	112,305	635,515

		7,729,372

Finland - 0.6%
Fortum OYJ (a)	9,820	183,840
Kone OYJ, Class B (a)	11,901	880,194
Metso OYJ (a)	57,003	2,433,558
Outotec OYJ (a)	16,159	912,919
Sampo OYJ, A Shares (a)	695	22,508
Stora Enso OYJ, R Shares (a)	86,624	606,317

		5,039,336

Germany - 4.2%
Adidas AG (a)	4,256	379,845
Aurubis AG (a)	36,587	2,617,380
Bayer AG (a)	53,677	5,118,734
Bilfinger SE (a)	30,770	2,983,503
Brenntag AG (a)	5,440	716,694
Continental AG (a)	3,648	425,186

The accompanying notes are an integral part of these financial statements.	(Continued)

54	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Germany - 4.2% (continued)
Deutsche Lufthansa AG (a)	62,190	$1,175,657
Deutsche Post AG (a)	166,189	3,660,396
E.ON SE (a)	132,800	2,490,800
Freenet AG (a)	40,893	757,889
GEA Group AG (a)	50,273	1,634,662
Hannover Rueckversicherung AG (a)	5,061	396,396
HeidelbergCement AG (a)	5,874	359,440
Hochtief AG †(a)	9,199	538,081
Kabel Deutschland Holding AG (a)	5,813	437,519
Lanxess AG (a)	3,174	279,881
Leoni AG (a)	46,512	1,769,493
Linde AG (a)	83	14,521
Merck KGaA (a)	28,985	3,820,070
Metro AG (a)	20,738	576,129
Muenchener Rueckversicherungs AG (a)	4,419	797,752
Rheinmetall AG (a)	19,017	923,838
Rhoen Klinikum AG (a)	38,413	774,210
Salzgitter AG (a)	6,501	340,708
SAP AG (a)	8,238	662,439
Software AG (a)	4,160	177,471
Suedzucker AG (a)	24,757	1,016,202
TUI AG †(a)	85,238	891,360

		35,736,256

Hong Kong - 0.6%
China Gas Holdings Ltd. (a)	206,000	163,367
China Mengniu Dairy Co., Ltd. (a)	282,000	806,059
China Mobile Ltd. ADR (1)(c)	33,200	1,949,504
China Overseas Land & Investment Ltd. (a)	132,000	401,337
China Resources Land Ltd. (a)	66,000	182,866
COSCO Pacific Ltd. (a)	152,000	220,395
GOME Electrical Appliances Holding Ltd. †(a)	8,793,000	1,063,946
Huabao International Holdings Ltd. (a)	135,000	67,571
Shimao Property Holdings Ltd. (a)	38,000	73,355
Shougang Fushan Resources Group Ltd. (a)	1,130,000	424,114

		5,352,514

India - 0.4%
Dr Reddy’s Laboratories Ltd. ADR (1)(a)(c)	9,600	319,584
HDFC Bank Ltd. ADR (1)(c)	7,500	305,400
ICICI Bank Ltd. ADR (1)(c)	6,000	261,660
Infosys Ltd. ADR (1)(a)(c)	22,400	947,520
Tata Motors Ltd. ADR (1)(c)	33,300	956,376
Wipro Ltd. ADR (1)(c)	19,200	168,192

		2,958,732

Indonesia - 0.4%
Astra Agro Lestari Tbk PT (a)	11,000	22,586
Bank Rakyat Indonesia Persero Tbk PT (a)	349,500	253,476
Bumi Resources Tbk PT (a)	4,587,500	282,983
Indo Tambangraya Megah Tbk PT (a)	24,500	106,062
Indocement Tunggal Prakarsa Tbk PT (a)	153,500	358,583
Indofood Sukses Makmur Tbk PT (a)	1,378,000	838,243
Kalbe Farma Tbk PT (a)	735,000	80,999
Perusahaan Gas Negara Persero Tbk PT (a)	851,000	407,495

	SHARES	VALUE (Note 3)
Indonesia - 0.4% (continued)
Telekomunikasi Indonesia Persero Tbk PT ADR (1)(c)	10,900	$402,755
Unilever Indonesia Tbk PT (a)	150,000	325,203

		3,078,385

Italy - 2.0%
Ansaldo STS SpA (a)	2,945	27,565
Banca Popolare dell’Emilia Romagna Scrl (a)	169,001	1,174,478
Enel SpA (a)	1,157,333	4,813,903
Eni SpA (a)	109,656	2,686,299
Fiat Industrial SpA (a)	6,608	72,394
Fiat SpA †(a)	406,446	2,047,436
Impregilo SpA (a)	232,772	1,091,150
Lottomatica Group SpA (a)	10,876	248,502
Prysmian SpA (a)	98,447	1,965,098
Saipem SpA (a)	1,060	41,290
Telecom Italia SpA (a)	2,598,844	2,357,322

		16,525,437

Japan - 21.2%
Acom Co., Ltd. †(a)	11,480	330,663
Aeon Co., Ltd. (a)	3,400	38,857
Air Water, Inc. (a)	7,000	89,592
Aisin Seiki Co., Ltd. (a)	5,800	181,117
Ajinomoto Co., Inc. (a)	160,000	2,117,194
All Nippon Airways Co., Ltd. (a)	319,000	670,187
Alps Electric Co., Ltd. (a)	156,900	949,835
Amada Co., Ltd. (a)	130,000	845,917
Anritsu Corp. (a)	30,000	356,399
Aozora Bank Ltd. (a)	27,000	83,017
Asahi Group Holdings Ltd. (a)	5,100	108,593
Asahi Kasei Corp. (a)	397,000	2,347,505
Astellas Pharma, Inc. (a)	87,900	3,952,124
Azbil Corp. (a)	45,700	924,234
Bank of Yokohama Ltd./The (a)	54,000	251,079
Bridgestone Corp. (a)	40,800	1,062,088
Brother Industries Ltd. (a)	27,000	290,667
Calsonic Kansei Corp. (a)	227,000	934,873
Casio Computer Co., Ltd. (a)	151,900	1,333,260
Central Japan Railway Co. (a)	16,500	1,339,132
Chiba Bank Ltd./The (a)	112,000	656,114
Chiyoda Corp. (a)	246,000	3,523,992
Chubu Electric Power Co., Inc. (a)	196,900	2,627,583
Chugai Pharmaceutical Co., Ltd. (a)	64,000	1,226,246
Citizen Holdings Co., Ltd. (a)	90,600	478,588
COMSYS Holdings Corp. (a)	118,000	1,515,545
Dai Nippon Printing Co., Ltd. (a)	68,000	533,218
Daicel Corp. (a)	131,000	866,741
Daido Steel Co., Ltd. (a)	25,000	126,769
Daihatsu Motor Co., Ltd. (a)	47,000	936,374
Daiichi Sankyo Co., Ltd. (a)	58,100	891,964
Dainippon Sumitomo Pharma Co., Ltd. (a)	27,800	333,982
Denki Kagaku Kogyo KK	79,852	273,396
Denso Corp. (a)	40,500	1,410,381
Dentsu, Inc. (a)	81,200	2,175,000
DIC Corp. (a)	510,000	946,325
East Japan Railway Co. (a)	31,300	2,023,988

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	55

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Japan - 21.2% (continued)
Ebara Corp. (a)	366,000	$1,540,259
Exedy Corp. (a)	7,700	170,805
FamilyMart Co., Ltd. (a)	7,900	325,465
Fuji Electric Co., Ltd. (a)	446,000	1,097,344
Fuji Heavy Industries Ltd. (a)	222,000	2,799,491
Fuji Media Holdings, Inc. (a)	998	1,508,441
Fujikura Ltd. (a)	279,000	870,872
Fujitsu Ltd. (a)	678,000	2,843,515
Fukuoka Financial Group, Inc. (a)	390,000	1,561,861
Hamamatsu Photonics KK (a)	1,100	39,995
Hino Motors Ltd. (a)	114,000	1,030,425
Hitachi High-Technologies Corp. (a)	88,800	1,837,596
Hitachi Ltd. (a)	546,000	3,212,941
Hokkaido Electric Power Co., Inc. (a)	23,700	287,712
Hokuetsu Kishu Paper Co., Ltd. (a)	153,000	887,966
Hoya Corp. (a)	14,700	289,648
Idemitsu Kosan Co., Ltd. (a)	3,600	313,698
IHI Corp. (a)	800,000	2,074,485
Inpex Corp. (a)	14	74,877
Isetan Mitsukoshi Holdings Ltd. (a)	78,800	771,165
Isuzu Motors Ltd. (a)	221,000	1,318,801
ITOCHU Corp. (a)	70,100	740,894
Itochu Techno-Solutions Corp. (a)	1,900	78,239
J Front Retailing Co., Ltd. (a)	177,000	980,997
Japan Petroleum Exploration Co. (a)	7,900	279,008
Japan Tobacco, Inc. (a)	130,400	3,683,719
JGC Corp. (a)	198,000	6,169,971
JSR Corp. (a)	8,900	169,880
JTEKT Corp. (a)	227,000	2,164,089
Kajima Corp. (a)	610,000	2,018,300
Kaken Pharmaceutical Co., Ltd. (a)	173	2,545
Kandenko Co., Ltd. (a)	292	1,313
Kao Corp. (a)	47,900	1,248,157
KDDI Corp. (a)	3,200	226,231
Keio Corp. (a)	65,000	484,582
Keisei Electric Railway Co., Ltd. (a)	98,000	827,003
Keyence Corp. (a)	200	55,465
Kobe Steel Ltd. (a)	935,000	1,194,677
Konami Corp. (a)	34,600	779,168
Konica Minolta Holdings, Inc. (a)	333,000	2,396,379
Kuraray Co., Ltd. (a)	17,700	232,032
Kurita Water Industries Ltd. (a)	22,000	483,143
KYB Co., Ltd. (a)	61,000	248,542
Kyocera Corp. (a)	8,400	761,589
Kyowa Hakko Kirin Co., Ltd. (a)	65,000	641,239
Lintec Corp. (a)	23,700	443,538
Marubeni Corp. (a)	28,000	200,907
Marui Group Co., Ltd. (a)	12,800	102,255
Miraca Holdings, Inc. (a)	19,500	786,255
Mitsubishi Chemical Holdings Corp. (a)	146,000	727,311
Mitsubishi Corp. (a)	5,800	111,667
Mitsubishi Electric Corp. (a)	220,000	1,873,158
Mitsubishi Heavy Industries, Ltd. (a)	175,000	846,515
Mitsubishi Materials Corp. (a)	447,000	1,528,147
Mitsubishi Motors Corp. †(a)	578,000	597,590
Mitsubishi UFJ Financial Group, Inc. (a)	296,600	1,604,936
Mitsubishi UFJ Lease & Finance Co., Ltd. (a)	14,730	633,629

	SHARES	VALUE (Note 3)
Japan - 21.2% (continued)
Mitsui & Co., Ltd. (a)	95,700	$1,434,434
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	390,000	601,684
Mitsui Mining & Smelting Co., Ltd. (a)	485,000	1,197,325
Mizuho Financial Group, Inc. (a)	1,323,300	2,426,252
Nachi-Fujikoshi Corp. (a)	31,000	126,664
Namco Bandai Holdings, Inc. (a)	120,500	1,561,945
NET One Systems Co., Ltd. (a)	196,600	1,941,293
NGK Spark Plug Co., Ltd. (a)	40,000	532,853
NHK Spring Co., Ltd. (a)	194,400	1,601,858
Nippon Electric Glass Co., Ltd. (a)	10,000	56,940
Nippon Express Co., Ltd. (a)	151,000	623,968
Nippon Kayaku Co., Ltd. (a)	88,000	970,069
Nippon Meat Packers, Inc. (a)	40,000	554,480
Nippon Paper Group, Inc. (a)	10,500	145,889
Nippon Sheet Glass Co., Ltd. (a)	435,000	575,135
Nippon Shokubai Co., Ltd. (a)	97,000	993,583
Nippon Television Network Corp. (a)	54,700	731,219
Nisshin Seifun Group, Inc. (a)	35,500	444,252
Nisshinbo Holdings, Inc. (a)	72,000	609,433
Nitto Denko Corp. (a)	17,100	842,152
North Pacific Bank Ltd. †(a)	34	96
NSK Ltd. (a)	79,000	562,136
NTT DOCOMO, Inc. (a)	518	746,707
Obayashi Corp. (a)	537,000	3,027,666
Odakyu Electric Railway Co., Ltd. (a)	22,000	228,893
Okinawa Electric Power Co., Inc./The (a)	2	62
OKUMA Corp. (a)	128,000	883,356
Osaka Gas Co., Ltd. (a)	802,000	2,913,124
Otsuka Holdings Co., Ltd. (a)	33,500	943,738
Pacific Metals Co., Ltd. (a)	134,000	634,993
Pioneer Corp. †(a)	366,500	918,233
Rengo Co., Ltd. (a)	49,000	247,469
Resona Holdings, Inc. (a)	687,200	3,142,133
Rohm Co., Ltd. (a)	3,100	101,338
Ryohin Keikaku Co., Ltd. (a)	6,600	369,124
Sankyo Co., Ltd. (a)	11,100	440,448
Santen Pharmaceutical Co., Ltd. (a)	18,200	699,116
Sapporo Holdings Ltd. (a)	174,000	563,577
Secom Co., Ltd. (a)	39,400	1,985,060
Sega Sammy Holdings, Inc. (a)	51,600	870,973
Sekisui Chemical Co., Ltd. (a)	187,000	1,631,333
Seven & I Holdings Co., Ltd. (a)	171,200	4,826,260
Shimadzu Corp. (a)	27,000	184,241
Shimamura Co., Ltd. (a)	9,100	884,300
Shimizu Corp. (a)	308,000	1,157,809
Shinsei Bank Ltd. (a)	911,000	1,823,401
Shionogi & Co., Ltd. (a)	25,800	429,927
Showa Denko KK	163,618	250,078
Sojitz Corp. (a)	476,300	704,229
Square Enix Holdings Co., Ltd. (a)	45,200	574,988
Sumitomo Bakelite Co., Ltd. (a)	68,000	284,767
Sumitomo Corp. (a)	47,900	614,548
Sumitomo Electric Industries Ltd. (a)	84,300	974,409
Sumitomo Heavy Industries Ltd. (a)	716,000	3,431,452
Sumitomo Metal Mining Co., Ltd. (a)	159,000	2,244,425
Sumitomo Mitsui Trust Holdings, Inc. (a)	136,000	479,170

The accompanying notes are an integral part of these financial statements.	(Continued)

56	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Japan - 21.2% (continued)
Sumitomo Osaka Cement Co., Ltd. (a)	106,000	$386,036
Suzuki Motor Corp. (a)	129,100	3,378,330
T&D Holdings, Inc. (a)	44,700	544,235
Taisei Corp. (a)	608,000	2,021,767
Takara Holdings, Inc. (a)	24	191
Takashimaya Co., Ltd. (a)	206,000	1,465,913
THK Co., Ltd. (a)	31,000	557,557
Tobu Railway Co., Ltd. (a)	8,000	42,425
Toho Gas Co., Ltd. (a)	9,000	48,262
Tokyo Gas Co., Ltd. (a)	483,000	2,206,854
Tokyo Steel Manufacturing Co., Ltd. (a)	187,300	916,459
Tokyu Corp. (a)	17,000	95,773
Toppan Printing Co., Ltd. (a)	148,000	917,471
Toray Industries, Inc. (a)	39,000	239,578
Tosoh Corp. (a)	254,000	611,127
Toyo Seikan Kaisha Ltd. (a)	26,200	353,058
Toyo Suisan Kaisha Ltd. (a)	16,000	426,300
Toyota Boshoku Corp. (a)	20,900	242,323
Toyota Tsusho Corp. (a)	76,000	1,875,891
Ube Industries Ltd. (a)	148,000	355,530
UNY Co., Ltd. (a)	261,300	1,936,288
Ushio, Inc. (a)	9,200	100,885
USS Co., Ltd. (a)	10,070	1,048,585
West Japan Railway Co. (a)	48,800	1,922,557
Yamaguchi Financial Group, Inc. (a)	56	495
Yamaha Corp. (a)	77,900	826,198
Yamazaki Baking Co., Ltd. (a)	38,000	423,422
Yokohama Rubber Co., Ltd./The (a)	121,000	877,126
Zeon Corp. (a)	26,000	225,450

		180,724,064

Korea, Republic of - 1.0%
BS Financial Group, Inc. †(a)	11,900	147,554
Daelim Industrial Co., Ltd. †(a)	5,679	465,146
DGB Financial Group, Inc. †(a)	6,960	94,954
Dongbu Insurance Co., Ltd. (a)	5,516	238,303
Dongkuk Steel Mill Co., Ltd. †(a)	11,380	146,885
Hanwha Corp. †(a)	7,850	251,691
Hanwha Life Insurance Co., Ltd. (a)	45,280	327,102
Hyundai Motor Co. †(a)	239	49,268
Hyundai Wia Corp. †(a)	1,973	321,372
KB Financial Group, Inc. †(a)	2,900	103,585
KCC Corp. (a)	1,159	323,909
Kia Motors Corp. †(a)	5,038	267,889
Korea Exchange Bank† (a)	10,460	74,834
Korea Gas Corp. †(a)	3,240	227,899
Korean Air Lines Co., Ltd. †(a)	2	85
KP Chemical Corp. (3)†(a)(d)	880	10,461
KT Corp. ADR (1)(a)(c)	36,100	604,314
LG Chem Ltd. †(a)	1,460	456,326
LG Corp. †(a)	7,449	456,323
LG Display Co., Ltd. ADR (1)(c)	66,200	958,576
LG Electronics, Inc. †(a)	5,486	380,748
Mirae Asset Securities Co., Ltd. (a)	4,480	150,520
Samsung Card Co., Ltd. †(a)	5,357	183,606
Samsung Heavy Industries Co., Ltd. †(a)	9,240	337,613
Shinsegae Co., Ltd. †(a)	544	110,957
SK Holdings Co., Ltd. †(a)	5,566	941,316

	SHARES	VALUE (Note 3)
Korea, Republic of - 1.0% (continued)
SK Networks Co., Ltd. †(a)	12,660	$100,343
Woori Finance Holdings Co., Ltd. †(a)	42,830	477,765

		8,209,344

Luxembourg - 0.2%
APERAM (a)	120,201	1,834,619

Malaysia - 0.4%
Alliance Financial Group Bhd (a)	144,900	209,248
AMMB Holdings Bhd (a)	142,400	317,373
CIMB Group Holdings Bhd (a)	145,800	364,955
DiGi.Com Bhd (a)	132,400	230,111
Hong Leong Bank Bhd (a)	19,200	93,049
Malayan Banking Bhd (a)	171,900	518,456
Petronas Chemicals Group Bhd (a)	52,800	110,797
RHB Capital Bhd (a)	9,600	24,210
Tenaga Nasional Bhd (a)	308,900	702,237
UMW Holdings Bhd (a)	274,700	1,076,571

		3,647,007

Mexico - 1.0%
Alfa SAB de CV, Class A (1)(a)	247,000	525,097
America Movil SAB de CV, Series L ADR (1)(c)	29,400	680,316
Arca Continental SAB de CV (1)(a)	42,300	314,903
Coca-Cola Femsa SAB de CV ADR (1)(c)	1,500	223,560
Fomento Economico Mexicano SAB de CV ADR (1)(c)	2,300	231,610
Grupo Bimbo SAB de CV, Series A (1)(a)	93,100	241,063
Grupo Financiero Banorte SAB de CV O Shares (1)(a)	179,900	1,161,682
Grupo Mexico SAB de CV, Series B (1)(a)	157,000	566,358
Grupo Modelo SAB de CV, Series C (1)(a)	452,178	4,056,075
Grupo Televisa SAB ADR (1)(c)	6,000	159,480
Kimberly-Clark de Mexico SAB de CV, Class A (1)(a)	131,400	337,488

		8,497,632

Netherlands - 1.4%
Aegon NV (a)	532,872	3,442,254
Delta Lloyd NV (a)	27,650	455,498
Koninklijke Ahold NV (a)	109,684	1,470,753
Koninklijke Boskalis Westminster NV (a)	20,389	922,948
Koninklijke DSM NV (a)	27,234	1,659,794
Koninklijke Philips Electronics NV (a)	40,756	1,079,226
Koninklijke Vopak NV (a)	3,896	275,399
Nutreco NV (a)	28,062	2,385,627
SBM Offshore NV †	1	14

		11,691,513

Norway - 0.8%
Aker Solutions ASA (a)	22,433	464,557
DNB ASA (a)	66,932	855,502
Orkla ASA (a)	41,807	366,377
Petroleum Geo-Services ASA (a)	32,791	571,133
Statoil ASA (a)	58,258	1,468,371
Telenor ASA (a)	37,818	770,044
Yara International ASA (a)	52,495	2,617,329

		7,113,313

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	57

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Peru - 0.0%(b)
Cia de Minas Buenaventura SA ADR (1)(c)	3,700	$133,015
Credicorp Ltd. (1)(c)	1,300	190,528

		323,543

Poland - 0.3%
Grupa Lotos SA †(a)	10,370	138,645
KGHM Polska Miedz SA (a)	4,971	307,094
PGE SA (a)	109,777	647,642
Powszechny Zaklad Ubezpieczen SA (a)	5,013	709,699
Tauron Polska Energia SA (a)	306,329	470,531

		2,273,611

South Africa - 0.7%
ABSA Group Ltd. (a)	6,007	116,946
African Bank Investments Ltd. (a)	36,591	139,635
Barloworld Ltd. (a)	3,044	31,569
Bidvest Group Ltd. (a)	7,298	186,710
FirstRand Ltd. (a)	102,307	376,465
Gold Fields Ltd. ADR (1)(c)	19,500	243,555
Growthpoint Properties Ltd. (a)	53,458	154,684
Harmony Gold Mining Co. Ltd. ADR (1)(c)	54,200	485,632
Imperial Holdings Ltd. (a)	16,044	378,363
Investec Ltd. (a)	30,397	211,951
Liberty Holdings Ltd. (a)	37,144	489,320
MMI Holdings Ltd. (a)	41,221	108,394
MTN Group Ltd. (a)	9,212	193,901
Naspers Ltd., N Shares (a)	7,698	497,220
Nedbank Group Ltd. (a)	4,640	103,694
Redefine Properties Ltd. (a)	48,731	53,994
RMB Holdings Ltd. (a)	41,547	200,914
Sanlam Ltd. (a)	49,748	264,903
Sasol Ltd. ADR (1)(c)	4,200	181,818
Truworths International Ltd. (a)	22,282	286,935
Woolworths Holdings Ltd. (a)	154,376	1,299,494

		6,006,097

Sweden - 2.1%
Boliden AB (a)	213,018	4,047,556
Electrolux AB, Series B (a)	59,600	1,574,302
Getinge AB, B Shares (a)	7,685	261,235
Lundin Petroleum AB †(a)	38,639	894,193
Meda AB, A Shares (a)	25,527	263,149
NCC AB, B Shares (a)	27,320	574,399
Nordea Bank AB (a)	69,055	664,235
Securitas AB, B Shares (a)	50,842	445,716
Skandinaviska Enskilda Banken AB, Class A (a)	189,686	1,622,892
Skanska AB, B Shares (a)	46,671	765,913
SKF AB, B Shares (a)	17,018	431,025
Svenska Cellulosa AB, B Shares (a)	26,641	579,245
Swedbank AB, A Shares (a)	88,868	1,745,845
Swedish Match AB (a)	37,666	1,264,445
Tele2 AB, B Shares(a)	44,791	809,591
Telefonaktiebolaget LM Ericsson, B Shares (a)	94,825	957,851
Trelleborg AB, B Shares (a)	99,527	1,244,717

		18,146,309

	SHARES	VALUE (Note 3)
Switzerland - 2.5%
ABB Ltd. †(a)	16,552	$343,248
Aryzta AG †(a)	5,524	284,240
Dufry AG †(a)	3,464	458,052
Galenica AG (a)	587	341,168
Georg Fischer AG †(a)	536	216,601
Logitech International SA †(a)	28,571	219,340
Nestle SA (a)	14,043	916,214
Novartis AG (a)	24,142	1,525,129
OC Oerlikon Corp. AG †(a)	289,136	3,292,782
Roche Holding AG (a)	24,546	4,962,739
Schindler Holding AG (a)	1,153	166,788
SGS SA (a)	179	397,570
Sulzer AG (a)	20,117	3,183,900
Swiss Life Holding AG †(a)	8,212	1,096,107
Swiss Re AG †(a)	13,856	1,004,544
Syngenta AG (a)	6,016	2,430,382
UBS AG †(a)	1,481	23,176

		20,861,980

Taiwan - 0.9%
Asustek Computer, Inc. (a)	220	2,491
Cheng Shin Rubber Industry Co. Ltd. (a)	56,000	146,658
Chicony Electronics Co. Ltd. (a)	44,000	102,603
China Motor Corp. (a)	211,000	199,023
China Petrochemical Development Corp. (a)	993,932	620,707
Delta Electronics, Inc. (a)	113,000	416,454
E.Sun Financial Holding Co., Ltd. (a)	750	422
Eva Airways Corp. †(a)	729,500	428,998
Far EasTone Telecommunications Co. Ltd. (a)	189,000	482,589
Foxconn Technology Co., Ltd. (a)	550	1,738
Fubon Financial Holding Co., Ltd. (a)	48,297	58,638
Hon Hai Precision Industry Co., Ltd. (a)	357,900	1,107,815
Lite-On Technology Corp. (a)	102,510	136,816
MStar Semiconductor, Inc. (a)	4,000	30,243
Nan Ya Printed Circuit Board Corp. (a)	45,000	55,985
President Chain Store Corp. (a)	28,000	150,230
Realtek Semiconductor Corp. (a)	220,281	469,082
Shin Kong Financial Holding Co., Ltd. †(a)	440,000	124,833
Siliconware Precision Industries Co. (a)	58,000	62,480
SinoPac Financial Holdings Co., Ltd. (a)	613	265
Taiwan Business Bank †(a)	480	145
Taiwan Cooperative Financial Holding(a)	102,250	57,816
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (1)(c)	40,900	701,844
Tripod Technology Corp. (a)	330	714
Uni-President Enterprises Corp. (a)	939,237	1,730,262
Walsin Lihwa Corp. †(a)	486,000	167,350
Yang Ming Marine Transport Corp. †(a)	100	48

		7,256,249

Thailand - 0.2%
Advanced Info Service PCL NVDR (a)	177,700	1,222,186
Bangkok Bank PCL NVDR (a)	1,000	6,429
Krung Thai Bank PCL NVDR (a)	18,500	11,946
Thai Oil PCL NVDR (a)	95,900	214,044

		1,454,605

The accompanying notes are an integral part of these financial statements.	(Continued)

58	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Turkey - 0.3%
Arcelik AS (a)	34,062	$223,988
Asya Katilim Bankasi AS †(a)	139,054	173,156
Turk Hava Yollari †(a)	363,212	1,281,093
Turkcell Iletisim Hizmetleri AS †(a)	13,780	89,544
Turkiye Halk Bankasi AS (a)	85,910	846,871
Turkey - 0.3%
Turkiye Vakiflar Bankasi Tao, Class D (a)	63,794	165,948

		2,780,600

United States - 0.3%
Amgen, Inc. (1)(c)	246	21,235
Citigroup, Inc. (1)(c)	27,351	1,082,005
Clearwire Corp., Class A (1)†(a)	3,600	10,404
Knight Capital Group, Inc., Class A (1)†(a)	31,100	109,161
McMoRan Exploration Co. (1)†(c)	3,800	60,990
MetroPCS Communications, Inc. (1)†(c)	79,500	790,230
Riverbed Technology, Inc. (1)†(c)	3,956	78,012
Southern Copper Corp. (1)(c)	6,301	238,556
Sprint Nextel Corp. (1)†(c)	66,200	375,354

		2,765,947

TOTAL COMMON STOCKS (Cost $351,948,879)		383,432,635

	SHARES	VALUE (Note 3)
PREFERRED STOCKS - 0.4%

Brazil - 0.1%
AES Tiete SA (1)(a)	21,800	$251,166
Banco do Estado do Rio Grande do Sul SA, Series B (1)(a)	4,900	37,118
Lojas Americanas SA (1)(a)	49	439
Metalurgica Gerdau SA (1)(a)	16,800	187,897
Usinas Siderurgicas de Minas Gerais SA, Series A (1)(a)	108,929	680,972

		1,157,592

Germany - 0.3%
Henkel AG & Co. KGaA (a)	654	53,805
Porsche Automobil Holding SE (a)	6,869	565,421
ProSiebenSat.1 Media AG (a)	54,696	1,557,951
Volkswagen AG	973	223,254

		2,400,431

TOTAL PREFERRED STOCKS (Cost $3,084,754)		3,558,023

CONVERTIBLE PREFERRED STOCKS - 0.3%			SHARES	VALUE (Note 3)

United States - 0.3%
MetLife, Inc., $82.88 par, 5.000%, 09/04/13 (1)(a)			9,060	$402,898
NextEra Energy, Inc., $50.00 par, 5.599%, 06/01/15 †			842,500	419,987
PPL Corp., $50.00 par, 9.500%, 07/01/13 (1)(c)			30,275	1,583,685
PPL Corp., $50.00 par, 8.750%, 05/01/14 (1)(c)			4,600	247,158

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,621,075)				2,653,728

CORPORATE BONDS - 10.9%	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)

Canada - 0.0% (b)
Petrominerales Ltd. (a)	3.250%	06/12/17	$400	332,760

Mexico - 0.1%
Cemex SAB de CV (c)	3.250%	03/15/16	500	566,875

United States - 10.8%
Annaly Capital Management, Inc. (c)	5.000%	05/15/15	425	429,516
Archer-Daniels-Midland Co. (c)	0.875%	02/15/14	600	600,375
Chart Industries, Inc. (c)	2.000%	08/01/18	2,900	3,572,437
General Cable Corp. (c)(e)	4.500%	11/15/29	2,825	3,047,469
Gilead Sciences, Inc., Series D (c)	1.625%	05/01/16	8,500	14,333,125
Health Care REIT, Inc. (c)	3.000%	12/01/29	3,325	4,079,359
L-3 Communications Holdings, Inc. (c)	3.000%	08/01/35	2,850	2,885,625
Medtronic, Inc., Series B (3)(c)(d)	1.625%	04/15/13	1,250	1,253,906
Microchip Technology, Inc. (c)	2.125%	12/15/37	4,325	5,460,312
Micron Technology, Inc., Series C 144A (c)(f)	2.375%	05/01/32	3,475	3,349,031
NetApp, Inc. (c)	1.750%	06/01/13	6,625	7,444,844
Omnicare, Inc. (c)	3.750%	12/15/25	725	1,068,469

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	59

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)		VALUE (Note 3)
United States - 10.8% (continued)
PHH Corp. (a)(c)	6.000%	06/15/17		$7,702	$15,259,587
Salesforce.com, Inc. (a)(c)	0.750%	01/15/15		5,450	10,906,813
SanDisk Corp. (c)	1.000%	05/15/13		1,150	1,139,938
Smithfield Foods, Inc. (c)	4.000%	06/30/13		3,300	3,495,938
Vishay Intertechnology, Inc. 144A (c)(f)	2.250%	11/15/40		2,125	1,953,672
Xilinx, Inc. (c)	3.125%	03/15/37		8,825	11,180,172

					91,460,588

TOTAL CORPORATE BONDS (Cost $83,536,904)					92,360,223

CONVERTIBLE BONDS - 20.6%
India - 0.0% (b)
Sterlite Industries India Ltd. (c)	4.000%	10/30/14		225	216,422

Malta - 0.1%
Lufthansa Malta Blues LP, Series JBLU 144A (a)(f)	0.750%	04/05/17	EUR	475	689,799

Netherlands - 0.3%
Volkswagen International Finance NV 144A (a)(f)	5.500%	11/09/15		2,000	2,913,130

United States - 20.2%
Alcoa, Inc. (c)	5.250%	03/15/14		3,125	4,474,609
Amkor Technology, Inc. (c)	6.000%	04/15/14		3,475	5,171,234
Ares Capital Corp. 144A (c)(f)	5.750%	02/01/16		1,625	1,744,844
Avis Budget Group, Inc. (c)	3.500%	10/01/14		2,150	2,944,156
Boston Properties LP (c)	3.750%	05/15/36		750	817,031
Boston Properties LP 144A (c)(f)	3.625%	02/15/14		1,500	1,580,625
Cadence Design Systems, Inc. (c)	2.625%	06/01/15		2,900	5,325,125
Ciena Corp. 144A (c)(f)	4.000%	03/15/15		505	573,175
Ciena Corp., Series WI	4.000%	12/15/20		2,195	2,511,903
Cobalt International Energy, Inc. (c)	2.625%	12/01/19		1,175	1,186,016
DDR Corp. (c)	1.750%	11/15/40		7,470	8,333,719
Digital Realty Trust LP 144A (c)(f)	5.500%	04/15/29		1,650	2,797,781
DR Horton, Inc., Series DHI (a)	2.000%	05/15/14		5,450	8,628,031
Equinix, Inc. (a)(c)	4.750%	06/15/16		4,450	11,255,719
Exelixis, Inc. (c)	4.250%	08/15/19		650	632,531
Exterran Holdings, Inc. (c)	4.250%	06/15/14		825	944,625
Gaylord Entertainment Co. 144A (a)(c)(f)	3.750%	10/01/14		3,350	5,833,187
General Cable Corp. (c)	0.875%	11/15/13		1,925	1,906,953
Hertz Global Holdings, Inc. (a)(c)	5.250%	06/01/14		6,625	13,440,469
Host Hotels & Resorts LP 144A (c)(f)	2.500%	10/15/29		6,050	7,891,469
Jefferies Group, Inc. (c)	3.875%	11/01/29		482	477,481
Knight Capital Group, Inc. (c)	3.500%	03/15/15		325	322,766
Lennar Corp. 144A (c)(f)	3.250%	11/15/21		4,800	8,610,000
Lennar Corp. 144A (c)(f)	2.750%	12/15/20		1,375	2,530,000
Lennar Corp. 144A (c)(f)	2.000%	12/01/20		2,875	4,170,547
Level 3 Communications, Inc. (c)	15.000%	01/15/13		1,550	1,674,000
Medicis Pharmaceutical Corp. (3)(c)(d)	1.375%	06/01/17		1,825	1,995,309
Micron Technology, Inc., Series D 144A (c)(f)	3.125%	05/01/32		200	194,750
Navistar International Corp. (c)	3.000%	10/15/14		350	319,594
PHH Corp. (c)	4.000%	09/01/14		600	670,875
priceline.com, Inc. 144A (c)(f)	1.250%	03/15/15		275	572,516
ProLogis LP (c)	3.250%	03/15/15		3,175	3,597,672
Regeneron Pharmaceuticals, Inc. (c)	1.875%	10/01/16		6,550	13,697,687
SL Green Operating Partnership LP 144A (c)(f)	3.000%	10/15/17		5,325	5,967,328
Standard Pacific Corp. (c)	1.250%	08/01/32		350	410,375

The accompanying notes are an integral part of these financial statements.	(Continued)

60	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

	INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)

United States - 20.2% (continued)
Stillwater Mining Co., Series SWC (c)	1.750%	10/15/32	$200	$233,125
Take-Two Interactive Software, Inc. (c)	1.750%	12/01/16	200	190,250
Textron, Inc., Series TXT (a)(c)	4.500%	05/01/13	875	1,656,484
Toll Brothers Finance Corp. 144A (c)(f)	0.500%	09/15/32	1,225	1,234,187
Tyson Foods, Inc. (c)	3.250%	10/15/13	2,975	3,597,891
United States Steel Corp. (c)	4.000%	05/15/14	3,725	4,016,016
VeriSign, Inc. (a)(c)	3.250%	08/15/37	11,944	15,064,370
Virgin Media, Inc. (c)	6.500%	11/15/16	725	1,492,141
XM Satellite Radio, Inc. 144A (c)(f)	7.000%	12/01/14	6,500	11,155,625

				171,844,191

TOTAL CONVERTIBLE BONDS (Cost $154,825,861)				175,663,542

PURCHASED OPTIONS - 0.0% (b)	CONTRACTS	VALUE (Note 3)

Put - Knight Capital Group, Inc., Expires 07/20/2013, Strike $5.00	28	$4,620
Put - Knight Capital Group, Inc., Expires 07/20/2013, Strike $4.00	76	5,320

Put - Sprint Nextel Corp., Expires 01/18/2014, Strike $10.00	298	183,270

TOTAL PURCHASED OPTIONS (Cost $179,207)		193,210

	SHARES
MONEY MARKET FUNDS - 33.2%
BlackRock Liquidity Funds TempFund Portfolio, Class I, 0.140% (g)	1,000,063	1,000,063
Dreyfus Treasury Cash Management, Class I, 0.010% (g)	4,000,251	4,000,251
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)(g)(h)	272,404,955	272,404,955
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (g)	5,000,647	5,000,647

TOTAL MONEY MARKET FUNDS (Cost $282,405,916)		282,405,916

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 0.1%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (g)(i) (Cost $1,238,191)	1,238,191	1,238,191

	PRINCIPAL AMOUNT (000’S)
SHORT-TERM INVESTMENTS - 1.7%
U.S. Treasury Bill, 0.000%, 6/20/13 (j)
(cost $14,573,408)	$14,580	14,572,812

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (Cost $894,414,195)		956,078,280

	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)

SECURITIES SOLD SHORT- (61.1)%
COMMON STOCKS - (56.2)%
Belgium - (0.3)%
Bekaert SA	$(8,111)	(236,208)
Colruyt SA	(9,899)	(490,843)
Delhaize Group SA	(24,298)	(978,695)
Telenet Group Holding NV	(18,854)	(891,358)

		(2,597,104)

	SHARES
Canada - 0.0%(b)
Petrominerales Ltd. (1) (cost $179,081)	(14,896)	(128,445)

Denmark - (0.7)%
FLSmidth & Co. A/S	(49,329)	(2,873,067)
Novozymes A/S, B Shares	(110,170)	(3,127,356)

		(6,000,423)

Finland - (0.7)%
Cargotec Oyj, B Shares	(2,401)	(63,908)
Elisa OYJ	(32,203)	(713,931)
Konecranes OYJ	(5,243)	(178,922)
Neste Oil OYJ	(5,966)	(77,344)
Nokia OYJ	(79,328)	(313,481)
Nokian Renkaat OYJ	(83,961)	(3,363,234)
Outokumpu OYJ †	(38,758)	(41,146)
Rautaruukki OYJ	(34,651)	(274,166)
UPM-Kymmene OYJ	(16,221)	(190,836)
Wartsila OYJ	(22,238)	(968,150)

		(6,185,118)

Germany - (3.9)%
Aixtron SE NA	(94,254)	(1,123,997)
Allianz SE	(15,234)	(2,123,572)
BASF SE	(23,045)	(2,179,132)
Bayerische Motoren Werke AG	(6,797)	(661,423)
Beiersdorf AG	(4,747)	(388,687)
Commerzbank AG †	(1,238,128)	(2,371,951)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	61

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)

Germany - (3.9)% (continued)
Daimler AG	(13,388)	$(737,083)
Deutsche Telekom AG	(92,440)	(1,052,236)
Dialog Semiconductor plc †	(26,397)	(467,598)
Fraport AG Frankfurt Airport Services Worldwide	(22,700)	(1,324,231)
Fresenius Medical Care AG & Co. KGaA	(20,147)	(1,390,386)
Hugo Boss AG	(3,077)	(327,009)
Infineon Technologies AG	(644,495)	(5,250,342)
K+S AG	(91,435)	(4,246,582)
Kloeckner & Co. SE †	(49,590)	(592,914)
MAN SE	(9,984)	(1,072,488)
MTU Aero Engines Holding AG	(310)	(28,291)
RWE AG	(2,775)	(115,100)
Siemens AG	(3,241)	(354,405)
Sky Deutschland AG †	(301,528)	(1,672,200)
Stada Arzneimittel AG	(88,186)	(2,853,942)
Symrise AG	(28,681)	(1,030,442)
ThyssenKrupp AG	(78,700)	(1,858,309)

		(33,222,320)

India - 0.0% (b)
Sterlite Industries India Ltd. ADR (1) (cost $8,320)	(675)	(5,812)

Italy - (2.1)%
A2A SpA	(1,708,191)	(989,825)
Atlantia SpA	(80,496)	(1,461,693)
Buzzi Unicem SpA	(74,190)	(1,043,279)
Enel Green Power SpA	(417,624)	(777,936)
Finmeccanica SpA †	(569,323)	(3,294,790)
Luxottica Group SpA	(24,761)	(1,022,006)
Mediaset SpA	(1,007,059)	(2,092,215)
Pirelli & C. SpA	(198,672)	(2,289,037)
Salvatore Ferragamo Italia SpA	(17,902)	(396,311)
Snam SpA	(4,706)	(21,966)
Tenaris SA	(119,067)	(2,482,590)
Terna Rete Elettrica Nazionale SpA	(105,550)	(422,385)
Tod’s SpA	(15,366)	(1,951,016)

		(18,245,049)

Japan - (19.1)%
ABC-Mart, Inc.	(46,660)	(2,031,365)
Advantest Corp.	(110,120)	(1,739,131)
Aeon Credit Service Co., Ltd.	(23,400)	(473,487)
Asahi Glass Co., Ltd.	(204,000)	(1,489,525)
Asics Corp.	(108,800)	(1,662,090)
Canon, Inc.	(15,700)	(608,528)
Capcom Co., Ltd.	(45,000)	(687,984)
Chugoku Electric Power Co., Inc./The	(15,400)	(242,338)
Credit Saison Co., Ltd.	(34,700)	(867,940)
CyberAgent, Inc.	(221)	(454,104)
Dai-ichi Life Insurance Co., Ltd./The	(308)	(433,374)
Daikin Industries Ltd.	(88,600)	(3,043,333)
Dainippon Screen Manufacturing Co., Ltd. †	(197,000)	(1,210,842)
Daiwa Securities Group, Inc.	(1,000)	(5,579)
Dena Co., Ltd.	(2,300)	(75,874)
Disco Corp.	(29,200)	(1,522,114)
Don Quijote Co., Ltd.	(48,100)	(1,769,399)
Dowa Holdings Co., Ltd.	(12,000)	(77,679)

	SHARES	VALUE (Note 3)

Japan - (19.1)% (continued)
Eisai Co., Ltd.	(14,600)	$(609,445)
Electric Power Development Co., Ltd.	(48,000)	(1,138,459)
FANUC Corp.	(18,400)	(3,423,313)
Fast Retailing Co., Ltd.	(6,500)	(1,658,871)
FUJIFILM Holdings Corp.	(36,200)	(728,339)
Furukawa Electric Co., Ltd. †	(103,000)	(231,659)
Gree, Inc.	(39,400)	(611,469)
GS Yuasa Corp.	(638,298)	(2,573,489)
Hankyu Hanshin Holdings, Inc.	(141,000)	(729,015)
Hirose Electric Co., Ltd.	(1,800)	(215,531)
Hisamitsu Pharmaceutical Co., Inc.	(12,400)	(617,153)
Hitachi Chemical Co., Ltd.	(4,100)	(61,800)
Hitachi Construction Machinery Co., Ltd.	(68,400)	(1,438,502)
Hitachi Metals Ltd.	(322,000)	(2,745,978)
Hokuriku Electric Power Co.	(40,600)	(481,824)
Honda Motor Co., Ltd.	(32,000)	(1,185,108)
Ibiden Co., Ltd.	(35,800)	(572,874)
JFE Holdings, Inc.	(202,600)	(3,818,331)
Joyo Bank Ltd./The	(16,000)	(76,020)
JX Holdings, Inc.	(11,700)	(66,056)
Kakaku.com, Inc.	(80,900)	(2,670,766)
Kansai Electric Power Co., Inc./The	(213,300)	(2,240,107)
Kansai Paint Co., Ltd.	(88,000)	(948,366)
Kawasaki Heavy Industries Ltd.	(102,868)	(279,753)
Kawasaki Kisen Kaisha Ltd. †	(158,646)	(243,619)
Keikyu Corp.	(48,000)	(426,126)
Kikkoman Corp.	(56,000)	(799,633)
Kirin Holdings Co., Ltd.	(128,000)	(1,506,048)
Komatsu Ltd.	(190,600)	(4,890,872)
K’s Holdings Corp.	(37,500)	(954,589)
Kubota Corp.	(28,000)	(321,927)
Kyushu Electric Power Co., Inc.	(81,800)	(932,620)
Lawson, Inc.	(26,400)	(1,790,848)
LIXIL Group Corp.	(118,800)	(2,649,897)
Mabuchi Motor Co., Ltd.	(1,500)	(63,966)
Makita Corp.	(106,300)	(4,938,099)
Mazda Motor Corp. †	(452,948)	(929,592)
MEIJI Holdings Co., Ltd.	(3,500)	(151,787)
Minebea Co., Ltd.	(483,649)	(1,718,204)
Mitsubishi Gas Chemical Co., Inc.	(109,000)	(668,592)
Mitsubishi Tanabe Pharma Corp.	(21,600)	(281,700)
Mitsui Chemicals, Inc.	(305,000)	(794,848)
Mitsui OSK Lines Ltd.	(550,000)	(1,638,423)
Mori Seiki Co., Ltd.	(170,400)	(1,492,011)
MS&AD Insurance Group Holdings	(5,800)	(115,750)
Murata Manufacturing Co., Ltd.	(44,500)	(2,625,117)
Nabtesco Corp.	(116,679)	(2,606,173)
NGK Insulators Ltd.	(119,000)	(1,411,659)
Nidec Corp.	(68,300)	(3,988,643)
Nikon Corp.	(39,500)	(1,166,214)
Nintendo Co., Ltd.	(3,900)	(416,431)
Nippon Steel & Sumitomo Metal	(1,312,071)	(3,230,546)
Nippon Yusen KK	(150,000)	(353,075)
Nissan Chemical Industries Ltd.	(42,800)	(506,696)
Nissan Motor Co., Ltd.	(210,200)	(1,994,562)
Nissin Foods Holdings Co., Ltd.	(4,200)	(159,340)
Nitori Holdings Co., Ltd.	(26,000)	(1,904,930)
NKSJ Holdings, Inc.	(34,150)	(732,485)

The accompanying notes are an integral part of these financial statements.	(Continued)

62	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)

Japan - (19.1)% (continued)
Nomura Research Institute Ltd.	(30,000)	$(624,922)
NTN Corp.	(832,402)	(2,256,111)
NTT Data Corp.	(338)	(1,058,015)
Oji Holdings Corp.	(5,000)	(17,247)
Omron Corp.	(1,800)	(43,206)
Oriental Land Co., Ltd.	(6,300)	(762,958)
OSAKA Titanium Technologies Co.	(7,800)	(174,497)
Panasonic Corp.	(35,600)	(217,567)
Rakuten, Inc.	(601,268)	(4,688,961)
Ricoh Co., Ltd.	(288,000)	(3,056,959)
Rinnai Corp.	(10,900)	(740,588)
Saizeriya Co., Ltd.	(5)	(69)
Sanrio Co., Ltd.	(10,200)	(325,420)
Sawai Pharmaceutical Co., Ltd.	(13,200)	(1,325,037)
SBI Holdings, Inc.	(342,920)	(3,065,466)
Seven Bank Ltd.	(72)	(190)
Sharp Corp.	(331,000)	(1,166,057)
Shikoku Electric Power Co., Inc.	(122,100)	(1,947,894)
Shimano, Inc.	(9,300)	(595,508)
Shin-Etsu Chemical Co., Ltd.	(6,700)	(408,901)
Shinko Electric Industries Co., Ltd.	(26,000)	(206,998)
Shiseido Co., Ltd.	(6,200)	(87,516)
Shizuoka Bank Ltd./The	(8,000)	(78,145)
Showa Shell Sekiyu KK	(47,000)	(266,221)
SMC Corp.	(15,400)	(2,797,479)
Softbank Corp.	(8,100)	(296,794)
Sony Corp.	(76,200)	(854,618)
Start Today Co., Ltd.	(76,864)	(713,195)
Sumco Corp. †	(32,000)	(314,766)
Sumitomo Chemical Co., Ltd.	(1,561,362)	(4,920,536)
Sumitomo Mitsui Financial Group, Inc.	(10,500)	(381,589)
Sumitomo Rubber Industries Ltd.	(25,300)	(305,935)
Suruga Bank Ltd.	(56,000)	(688,749)
Sysmex Corp.	(30,200)	(1,390,674)
Taiheiyo Cement Corp.	(898,814)	(2,471,110)
Taiyo Nippon Sanso Corp.	(214,615)	(1,234,730)
Takeda Pharmaceutical Co., Ltd.	(22,600)	(1,010,107)
TDK Corp.	(69,100)	(2,516,398)
Teijin Ltd.	(11,561)	(28,791)
Terumo Corp.	(75,400)	(2,994,129)
Toho Titanium Co., Ltd.	(14,600)	(145,339)
Tokai Carbon Co., Ltd.	(147,000)	(618,564)
Tokio Marine Holdings, Inc.	(22,200)	(618,476)
Tokuyama Corp.	(143,000)	(315,344)
Tokyo Electron Ltd.	(9,400)	(433,540)
TonenGeneral Sekiyu KK	(36,000)	(311,319)
Toshiba Corp.	(242,000)	(957,890)
TOTO Ltd.	(43,000)	(323,277)
Toyota Industries Corp.	(9,000)	(287,334)
Toyota Motor Corp.	(60,600)	(2,829,786)
Trend Micro, Inc.	(5,900)	(178,269)
Tsumura & Co.	(46,300)	(1,399,677)
Unicharm Corp.	(23,500)	(1,221,168)
Yahoo Japan Corp.	(9,563)	(3,096,457)
Yakult Honsha Co., Ltd.	(14,900)	(652,652)
Yamada Denki Co., Ltd.	(96,470)	(3,728,662)
Yamaha Motor Co., Ltd.	(63,700)	(705,651)
Yamato Holdings Co., Ltd.	(15,000)	(227,955)

	SHARES	VALUE (Note 3)

Japan - (19.1)% (continued)
Yaskawa Electric Corp.	(228,000)	$(2,200,198)
Yokogawa Electric Corp.	(2,400)	(26,317)

		(162,233,864)

Luxembourg - (0.7)%
ArcelorMittal	(256,251)	(4,467,848)
Oriflame Cosmetics SA SDR	(35,024)	(1,120,186)

		(5,588,034)

Mexico - (0.1)%
Cemex SAB de CV ADR †(1)	(37,862)	(373,698)

Netherlands - (0.8)%
Akzo Nobel NV	(93)	(6,156)
ASML Holding NV	(24,061)	(1,543,119)
Fugro NV CVA	(41,910)	(2,486,848)
Heineken NV	(3,643)	(244,240)
Koninklijke KPN NV	(158,287)	(782,780)
Randstad Holding NV	(30,870)	(1,145,805)
Royal Imtech NV	(20,634)	(479,266)
SBM Offshore NV †	(10,030)	(141,450)
Wolters Kluwer NV	(11,899)	(244,426)

		(7,074,090)

Norway - (0.5)%
Marine Harvest ASA †	(1,825,302)	(1,700,384)
Norsk Hydro ASA	(229,301)	(1,163,824)
Schibsted ASA	(3,203)	(136,976)
Seadrill Ltd.	(1,243)	(45,794)
Storebrand ASA †	(175,893)	(862,661)
TGS Nopec Geophysical Co. ASA	(13,608)	(449,414)

		(4,359,053)

Sweden - (2.0)%
Alfa Laval AB	(25,982)	(543,278)
Assa Abloy AB, Class B	(32,649)	(1,228,997)
Atlas Copco AB, A Shares	(15,387)	(426,686)
Elekta AB, B Shares	(171,894)	(2,688,699)
Hexagon AB, B Shares	(166,308)	(4,205,636)
Husqvarna AB, B Shares	(222,078)	(1,347,796)
Modern Times Group AB, B Shares	(30,742)	(1,077,390)
Sandvik AB	(83,325)	(1,339,180)
Scania AB, B Shares	(37,951)	(789,054)
SSAB AB, A Shares	(257,613)	(2,269,688)
Svenska Handelsbanken AB, A Shares	(16,828)	(604,999)
Volvo AB, B Shares	(14,455)	(199,322)

		(16,720,725)

Switzerland - (2.4)%
Adecco SA †	(5,039)	(266,857)
Baloise Holding AG	(1,651)	(142,601)
Clariant AG †	(139,807)	(1,906,929)
Compagnie Financiere Richemont SA, Class A	(12,270)	(963,141)
Credit Suisse Group AG †	(205,882)	(5,024,832)
Geberit AG †	(1,937)	(429,385)
Givaudan SA †	(1,089)	(1,150,844)
Holcim Ltd. †	(15,098)	(1,112,044)
Julius Baer Group Ltd. †	(40,221)	(1,431,981)
Kuehne + Nagel International AG	(14,654)	(1,766,674)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	63

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)

Switzerland - (2.4)% (continued)
Nobel Biocare Holding AG †	(15,866)	$(134,911)
Sika AG	(41)	(94,831)
Sonova Holding AG †	(37,690)	(4,188,267)
Swatch Group AG/The	(2,814)	(1,426,991)
Swisscom AG	(571)	(247,422)
Temenos Group AG†	(14,091)	(247,610)

		(20,535,320)

United Kingdom - (0.3)%
Subsea 7 SA (cost $2,798,807)	(120,610)	(2,898,537)

United States - (22.6)%
Alcoa, Inc. (1)	(408,163)	(3,542,855)
Amkor Technology, Inc. (1)†	(985,153)	(4,186,900)
Annaly Capital Management, Inc. REIT (1)	(449)	(6,304)
Archer-Daniels-Midland Co. (1)	(699)	(19,146)
Ares Capital Corp. (1)	(19,963)	(349,353)
Avis Budget Group, Inc. (1)†	(100,554)	(1,992,980)
Boston Properties, Inc. REIT (1)	(8,499)	(899,279)
Cadence Design Systems, Inc. (1)†	(359,329)	(4,854,535)
Chart Industries, Inc. (1)†	(32,348)	(2,156,641)
Ciena Corp. (1)†	(81,052)	(1,272,516)
Citigroup, Inc. (1)	(27,351)	(1,082,006)
CVR Energy, Inc. (1)†	(1,538)	(75,039)
DDR Corp. REIT (1)	(282,625)	(4,425,908)
Digital Realty Trust, Inc. REIT (1)	(38,737)	(2,629,855)
DR Horton, Inc. (1)	(358,882)	(7,098,686)
Equinix, Inc. (1)†	(50,929)	(10,501,560)
Exelixis, Inc. (1)†	(79,471)	(363,182)
Exterran Holdings, Inc. (1)†	(20,669)	(453,065)
General Cable Corp. (1)†	(71,465)	(2,173,251)
Gilead Sciences, Inc. (1)†	(164,720)	(12,098,684)
Health Care REIT, Inc. REIT (1)	(47,668)	(2,921,572)
Hertz Global Holdings, Inc. (1)†	(759,427)	(12,355,877)
Host Hotels & Resorts, Inc. REIT (1)	(319,626)	(5,008,539)
JetBlue Airways Corp. (1)†	(63,396)	(361,991)
L-3 Communications Holdings, Inc. (1)	(7,499)	(574,573)
Lennar Corp., Class A (1)	(314,843)	(12,174,979)
Level 3 Communications, Inc. (1)†	(3,157)	(72,958)
Medtronic, Inc. (1)	(1,176)	(48,240)
MetLife, Inc. (1)	(8,441)	(278,047)
Microchip Technology, Inc. (1)	(147,993)	(4,823,092)
Micron Technology, Inc. (1)†	(249,189)	(1,582,350)
Navistar International Corp. (1)†	(1,740)	(37,880)
NetApp, Inc. (1)†	(128,978)	(4,327,212)
NextEra Energy, Inc. (1)	(4,059)	(280,842)
Omnicare, Inc. (1)	(22,589)	(815,463)
PHH Corp. (1)†	(566,500)	(12,887,875)
PPL Corp. (1)	(29,234)	(836,969)
priceline.com, Inc. (1)†	(853)	(529,884)
Prologis, Inc. REIT (1)	(39,356)	(1,436,100)
Regeneron Pharmaceuticals, Inc. (1)†	(72,502)	(12,402,917)
Riverbed Technology, Inc. (1)†	(3,956)	(78,012)
Royal Caribbean Cruises Ltd.	(20,093)	(673,084)
Ryman Hospitality Properties REIT (1)	(153,126)	(5,889,226)

	SHARES	VALUE (Note 3)

United States - (22.6)% (continued)
Salesforce.com, Inc. (1)†	(60,014)	$(10,088,353)
SanDisk Corp. (1)†	(89)	(3,877)
Sirius XM Radio, Inc. (1)	(3,003,716)	(8,680,739)
SL Green Realty Corp. REIT (1)	(37,533)	(2,876,904)
Smithfield Foods, Inc. (1)†	(60,370)	(1,302,181)
Standard Pacific Corp. (1)†	(31,189)	(229,239)
Stillwater Mining Co. (1)†	(13,793)	(176,275)
Take-Two Interactive Software, Inc. (1)†	(5,342)	(58,815)
Textron, Inc. (1)	(66,000)	(1,636,140)
Toll Brothers, Inc. (1)†	(11,606)	(375,222)
Tyson Foods, Inc., Class A (1)	(130,183)	(2,525,550)
United States Steel Corp. (1)	(43,239)	(1,032,115)
VeriSign, Inc. (1)†	(300,615)	(11,669,874)
Virgin Media, Inc. (1)	(35,835)	(1,316,936)
Vishay Intertechnology, Inc. (1)†	(140,059)	(1,488,827)
Xilinx, Inc. (1)	(234,861)	(8,431,510)

		(192,471,984)

TOTAL COMMON STOCKS SOLD SHORT
(proceeds $442,332,551)		(478,639,576)

PREFERRED STOCKS - (0.3)%
Germany - (0.3)%
Volkswagen AG (cost $2,048,389)	(9,954)	(2,283,935)

EXCHANGE TRADED FUNDS - (4.6)%
iShares MSCI Emerging Markets Index Fund (1)	(860,900)	(38,180,915)
SPDR S&P 500 ETF Trust (1)	(5,995)	(854,407)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT
(proceeds $35,324,577)		(39,035,322)

TOTAL SECURITIES SOLD SHORT
(proceeds $479,705,517)		(519,958,833)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 51.2%
(Cost $414,708,678)		436,119,447

OTHER ASSETS IN EXCESS OF LIABILITIES - 48.8% (k)		415,246,580

NET ASSETS - 100.0%		$851,366,027

The accompanying notes are an integral part of these financial statements.	(Continued)

64	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$1,943,169	0.2%
Consumer Staples	31,169,366	3.7
Energy	2,672,305	0.3
Financials	38,205,095	4.5
Health Care	19,324,277	2.3
Industrials	43,211,286	5.1
Information Technology	2,301,375	0.3
Materials	2,881,863	0.3
Mutual Fund	(39,035,322)	(4.6)
Telecommunication Services	23,199,696	2.7
Utilities	11,836,208	1.4
Money Market Funds	283,644,107	33.3
Other Investments	14,766,022	1.7

Total Investments	436,119,447	51.2
Other Assets in Excess of Liabilities (k)	415,246,580	48.8

Net Assets	$851,366,027	100.0%

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $1,217,790; cash collateral of $1,238,191 was received with which the Fund purchased a money market fund.
(b)	Represents less than 0.05 percent of net assets.
(c)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2012, the value of these securities was $283,477,034. In addition, $356,617,427 of cash collateral was pledged.
(d)	Security fair valued at as of December 31, 2012 using procedures approved by the Board of Trustees. The total value of positions fair valued was $3,259,676 or 0.4% of total net assets.
(e)	Represents a step bond. The rate shown reflects the yield at December 31, 2012.
(f)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(g)	Represents annualized seven-day yield as of December 31, 2012.
(h)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange, futures and swap contracts.
(i)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(j)	The rate shown is the effective yield at the date of purchase.
(k)	Includes appreciation on forward foreign currency exchange, futures and swap contracts.
*	The rating reflected is as December 31, 2012 and is unaudited. Rating of certain bonds may have changed subsequent to the date.
**	S & P Rating provided.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

144A - Restricted Security

ADR - American Depositary Receipt

CVA - Dutch Certification

EUR - Euro

NR - Not Rated by Moody’s

NVDR - Non-Voting Depository Receipt

REIT - Real Estate Investment Trust

SDR - Special Drawing Rights

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	65

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

Credit default swap contracts sell protection as of December 31, 2012:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 18	5.000%	USD	4.581%	40,936,500	$1,107,173	6/20/2017	$(360,955)
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 19	5.000%	USD	4.909%	44,750,000	(44,669)	12/20/2017	255,874
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 19	5.000%	USD	4.909%	200,000	2,845	12/20/2017	(1,901)

						$1,065,349		$(106,982)

Credit default swap contracts buy protection as of December 31, 2012:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	CREDIT SPREAD	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 18	5.000%	USD	4.581%	40,936,500	$309,981	6/20/2017	$(1,056,199)
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 19	5.000%	USD	4.909%	5,100,000	(6,794)	12/20/2017	(17,277)
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 19	5.000%	USD	4.909%	700,000	(932)	12/20/2017	(2,371)

						$302,255		$(1,075,847)

Collateral for positions held at the Royal Bank of Scotland is included in the collateral for forward foreign currency exchange contracts.

Open Written Options contracts outstanding at December 31, 2012:

Call Options Written

SHARES	ISSUER	COUNTERPARTY	EXPIRATION DATE	PROCEEDS	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
36	Clearwire Corp. (Exercise price $3)	J.P. Morgan	March 16, 2013	$(324)	$(180)	$144
76	Knight Capital Group, Inc. (Exercise price $4)	J.P. Morgan	July 20, 2013	(104)	(380)	(276)

The accompanying notes are an integral part of these financial statements.	(Continued)

66	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

SHARES	ISSUER	COUNTERPARTY	EXPIRATION DATE	PROCEEDS	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
28	Knight Capital Group, Inc. (Exercise price $5)	J.P. Morgan	July 20, 2013	$–	$(28)	$(28)
17	McMoRan Exploration Co. (Exercise price $14)	J.P. Morgan	January 19, 2013	(2,239)	(3,366)	(1,127)
21	McMoRan Exploration Co. (Exercise price $15)	J.P. Morgan	January 19, 2013	(1,085)	(2,247)	(1,162)
249	MetroPCS Communications, Inc. (Exercise price $9)	J.P. Morgan	January 19, 2013	(29,631)	(21,165)	8,466
298	Sprint Nextel Corp. (Exercise price $10)	J.P. Morgan	January 18, 2014	(2,533)	(1,490)	1,043

				$(35,916)	$(28,856)	$7,060

Total return swap contracts outstanding as of December 31, 2012:

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley and Co., International PLC	Bovespa Index	2/13/2013	BRL	(18,831,927)	$(375,151)
Bank of America	Canadian 10-Year Bond Futures	3/19/2013	CAD	18,753,882	(51,702)
Barclays Capital	Cocoa Futures	3/13/2013	USD	(540,320)	48,400
Barclays Capital	Corn Futures	3/14/2013	USD	(3,227,250)	85,125
Deutsche Bank	Corn Futures	3/14/2013	USD	3,013,000	(220,000)
Bank of America	Euro - Bobl Futures	3/7/2013	EUR	16,246,989	149,131
Bank of America	Euro - Bund Futures	3/7/2013	EUR	(10,238,444)	(133,734)
Bank of America	Euro - Buxl 30-Year Bond Futures	3/7/2013	EUR	3,596,429	133,048
Bank of America	Euro - SCHATZ Futures	3/7/2013	EUR	37,979,422	56,608
Bank of America	Long Gilt Futures	3/26/2013	GBP	(19,109,127)	(57,520)
Morgan Stanley and Co., International PLC	Russian Trading System Index Futures	3/15/2013	USD	10,241,393	194,903
Barclays Capital	Soybean Futures	3/14/2013	USD	(3,972,300)	166,650
Deutsche Bank	Soybean Futures	3/14/2013	USD	2,515,575	(119,425)
Morgan Stanley and Co., International PLC	Swiss Market Index Futures	3/15/2013	CHF	(136,193)	1,306
Bank of America	U.S. Long Bond Futures	3/19/2013	USD	5,983,504	(83,504)
Bank of America	U.S. Treasury 10-Year Note Futures	3/19/2013	USD	9,863,222	(37,410)
Bank of America	U.S. Treasury 2-Year Note Futures	3/28/2013	USD	(22,922,951)	(5,799)
Bank of America	U.S. Treasury 5-Year Note Futures	3/28/2013	USD	12,576,955	(11,135)

					$(260,209)

Money Market is pledged as collateral to brokers for total return swap contracts in the amount of $5,058,260.

Open futures contracts outstanding at December 31, 2012:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
3	Corn Futures	March 14, 2013	$111,876	$104,738	$(7,138)
174	Globex Brent FCL Futures	February 15, 2013	18,909,820	19,333,140	423,320
38	Globex RBOB Gas Futures	January 30, 2013	4,239,295	4,407,673	168,378
27	Lean Hogs Futures	February 14, 2013	942,101	925,830	(16,271)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	67

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
2	LME Aluminum Futures	January 4, 2013	$105,423	$102,070	$(3,353)
26	LME Aluminum Futures	January 11, 2013	1,300,042	1,328,847	28,805
11	LME Aluminum Futures	January 15, 2013	543,968	562,672	18,704
13	LME Aluminum Futures	January 16, 2013	636,046	665,113	29,067
5	LME Aluminum Futures	January 17, 2013	245,008	255,864	10,856
19	LME Aluminum Futures	January 25, 2013	918,005	973,859	55,854
19	LME Aluminum Futures	February 1, 2013	921,805	975,236	53,431
13	LME Aluminum Futures	February 14, 2013	649,101	669,015	19,914
1	LME Aluminum Futures	February 15, 2013	49,165	51,473	2,308
16	LME Aluminum Futures	February 27, 2013	806,283	825,476	19,193
32	LME Aluminum Futures	February 28, 2013	1,628,280	1,651,256	22,976
27	LME Aluminum Futures	March 4, 2013	1,416,107	1,394,286	(21,821)
12	LME Aluminum Futures	March 5, 2013	630,492	619,797	(10,695)
39	LME Aluminum Futures	March 20, 2013	2,049,037	2,019,956	(29,081)
14	LME Aluminum Futures	March 21, 2013	720,322	725,168	4,846
7	LME Copper Futures	January 4, 2013	1,456,686	1,383,798	(72,888)
1	LME Copper Futures	January 8, 2013	204,633	197,728	(6,905)
1	LME Copper Futures	January 11, 2013	204,936	197,760	(7,176)
2	LME Copper Futures	January 25, 2013	393,053	395,744	2,691
1	LME Copper Futures	February 5, 2013	190,427	197,966	7,539
1	LME Copper Futures	February 6, 2013	192,177	197,975	5,798
1	LME Copper Futures	February 7, 2013	193,127	197,983	4,856
3	LME Copper Futures	February 8, 2013	571,655	593,975	22,320
1	LME Copper Futures	February 12, 2013	190,183	198,026	7,843
2	LME Copper Futures	February 13, 2013	379,153	396,068	16,915
3	LME Copper Futures	February 15, 2013	573,755	594,154	20,399
1	LME Copper Futures	February 19, 2013	192,452	198,086	5,634
3	LME Copper Futures	February 28, 2013	590,483	594,394	3,911
6	LME Copper Futures	March 4, 2013	1,199,184	1,188,938	(10,246)
2	LME Copper Futures	March 5, 2013	403,314	396,325	(6,989)
14	LME Copper Futures	March 6, 2013	2,819,840	2,774,362	(45,478)
7	LME Copper Futures	March 12, 2013	1,423,961	1,387,444	(36,517)
1	LME Copper Futures	March 13, 2013	202,195	198,212	(3,983)
4	LME Copper Futures	March 19, 2013	801,006	793,000	(8,006)
55	LME Copper Futures	March 20, 2013	11,064,838	10,904,094	(160,744)
6	LME Copper Futures	March 21, 2013	1,167,910	1,189,551	21,641
3	LME Nickel Futures	January 4, 2013	336,199	305,978	(30,221)
1	LME Nickel Futures	January 8, 2013	108,841	102,011	(6,830)
1	LME Nickel Futures	January 9, 2013	108,916	102,016	(6,900)
2	LME Nickel Futures	January 10, 2013	214,210	204,040	(10,170)
2	LME Nickel Futures	January 11, 2013	212,607	204,050	(8,557)
7	LME Nickel Futures	January 25, 2013	681,149	714,627	33,478
4	LME Nickel Futures	February 1, 2013	392,952	408,488	15,536
2	LME Nickel Futures	February 5, 2013	189,567	204,281	14,714
1	LME Nickel Futures	February 7, 2013	97,682	102,150	4,468
2	LME Nickel Futures	February 8, 2013	192,483	204,309	11,826
1	LME Nickel Futures	February 13, 2013	95,762	102,178	6,416
3	LME Nickel Futures	February 14, 2013	292,383	306,546	14,163
5	LME Nickel Futures	February 15, 2013	478,262	510,934	32,672
3	LME Nickel Futures	February 19, 2013	290,525	306,616	16,091
3	LME Nickel Futures	February 28, 2013	308,391	306,743	(1,648)
8	LME Nickel Futures	March 4, 2013	840,874	818,133	(22,741)
4	LME Nickel Futures	March 5, 2013	421,450	409,085	(12,365)
3	LME Nickel Futures	March 6, 2013	315,815	306,827	(8,988)
15	LME Nickel Futures	March 20, 2013	1,580,344	1,535,130	(45,214)
7	LME Zinc Futures	January 4, 2013	364,191	358,729	(5,462)
2	LME Zinc Futures	January 8, 2013	102,346	102,571	225

The accompanying notes are an integral part of these financial statements.	(Continued)

68	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
3	LME Zinc Futures	January 9, 2013	$153,332	$153,886	$554
3	LME Zinc Futures	January 15, 2013	144,023	154,058	10,035
7	LME Zinc Futures	January 16, 2013	335,399	359,538	24,139
11	LME Zinc Futures	January 17, 2013	523,893	565,095	41,202
11	LME Zinc Futures	January 18, 2013	523,343	565,200	41,857
7	LME Zinc Futures	January 22, 2013	329,624	359,942	30,318
6	LME Zinc Futures	January 23, 2013	276,872	308,580	31,708
11	LME Zinc Futures	January 24, 2013	509,318	565,838	56,520
12	LME Zinc Futures	January 25, 2013	549,457	617,391	67,934
4	LME Zinc Futures	February 1, 2013	189,456	206,067	16,611
5	LME Zinc Futures	February 5, 2013	230,383	257,776	27,393
23	LME Zinc Futures	February 15, 2013	1,118,124	1,187,990	69,866
5	LME Zinc Futures	February 19, 2013	241,899	258,452	16,553
8	LME Zinc Futures	February 20, 2013	388,747	413,600	24,853
9	LME Zinc Futures	February 21, 2013	432,107	465,387	33,280
12	LME Zinc Futures	February 27, 2013	599,194	621,225	22,031
16	LME Zinc Futures	February 28, 2013	796,950	828,456	31,506
6	LME Zinc Futures	March 4, 2013	304,152	310,906	6,754
56	LME Zinc Futures	March 20, 2013	2,845,558	2,910,600	65,042
24	Soybean Futures	March 14, 2013	1,719,212	1,691,400	(27,812)
21	Wheat Futures	March 14, 2013	928,464	816,900	(111,564)
106	Amsterdam Index Futures	January 18, 2013	9,620,210	9,600,946	(19,264)
360	CAC40 10 Euro Futures	January 18, 2013	17,347,373	17,306,129	(41,244)
30	DAX Index Futures	March 15, 2013	7,552,099	7,542,030	(10,069)
56	DJIA Mini E-CBOT Futures	March 15, 2013	3,699,166	3,647,560	(51,606)
788	E-Mini Russell 2000 Futures	March 15, 2013	65,873,041	66,712,080	839,039
1,650	Euro Stoxx 50 Index	March 15, 2013	57,310,742	56,952,543	(358,199)
377	FTSE 100 Index Futures	March 15, 2013	36,185,108	35,814,184	(370,924)
452	FTSE/JSE Top 40 Index Futures	March 20, 2013	18,482,290	18,710,747	228,457
39	Hang Seng Index Futures	January 30, 2013	5,686,066	5,704,445	18,379
246	H-SHARES Index Futures	January 30, 2013	17,990,325	18,171,852	181,527
23	IBEX 35 Index Futures	January 18, 2013	2,426,694	2,450,263	23,569
16	KOSPI Index 200 Futures	March 14, 2013	1,942,757	1,988,464	45,707
94	MSCI Singapore Index Futures	January 30, 2013	5,544,063	5,542,041	(2,022)
3	MSCI Taiwan Stock Index Futures	January 30, 2013	81,528	82,500	972
17	NASDAQ 100 E-Mini Futures	March 15, 2013	907,866	902,785	(5,081)
45	S&P MID 400 E-Mini Futures	March 15, 2013	4,563,803	4,581,450	17,647
29	S&P/Toronto Stock Exchange 60 Index Futures	March 14, 2013	4,097,209	4,148,105	50,896
139	3-Month Euro Euribor Futures	December 16, 2013	45,764,359	45,762,765	(1,594)
138	3-Month Euro Euribor Futures	March 17, 2014	45,412,884	45,419,876	6,992
139	3-Month Euro Euribor Futures	June 16, 2014	45,714,645	45,730,658	16,013
140	3-Month Euro Euribor Futures	September 15, 2014	46,017,813	46,038,866	21,053
140	3-Month Euro Euribor Futures	December 15, 2014	45,985,977	46,011,148	25,171
384	90-Day EURODollar Futures	June 17, 2013	95,712,629	95,688,000	(24,629)
105	90-Day EURODollar Futures	September 16, 2013	26,156,966	26,159,438	2,472
98	90-Day EURODollar Futures	December 16, 2013	24,407,192	24,408,125	933
78	90-Day EURODollar Futures	March 17, 2014	19,420,882	19,421,025	143
67	90-Day EURODollar Futures	June 16, 2014	16,676,108	16,674,625	(1,483)
70	90-Day EURODollar Futures	September 15, 2014	17,415,758	17,412,500	(3,258)
81	90-Day EURODollar Futures	December 15, 2014	20,146,252	20,136,600	(9,652)
125	90-Day GBP LIBOR Futures	December 18, 2013	25,257,631	25,234,816	(22,815)
1,449	90-Day Sterling Futures	June 19, 2013	292,601,346	292,610,250	8,904
958	90-Day Sterling Futures	September 18, 2013	193,424,049	193,438,532	14,483
135	90-Day Sterling Futures	March 19, 2014	27,272,020	27,248,118	(23,902)
145	90-Day Sterling Futures	June 18, 2014	29,280,498	29,254,720	(25,778)
147	90-Day Sterling Futures	September 17, 2014	29,669,499	29,643,309	(26,190)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	69

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
153	90-Day Sterling Futures	December 17, 2014	$30,836,055	$30,837,706	$1,651
407	Australia 10-Year Bond Futures	March 15, 2013	51,818,628	52,120,472	301,844
177	Canadian 3-Month Bank Acceptance Futures	June 17, 2013	43,929,805	43,889,665	(40,140)
3	Euro CHF 3-Month LIFFE Futures	June 17, 2013	820,998	820,396	(602)
9	Euro CHF 3-Month LIFFE Futures	September 16, 2013	2,464,437	2,461,680	(2,757)

			1,517,518,371	1,519,282,195	1,763,824

Short Contracts:
11	Cocoa Futures	March 13, 2013	(261,470)	(245,959)	15,511
98	Coffee ‘C’ Futures	March 18, 2013	(5,798,429)	(5,284,650)	513,779
118	Cotton No. 2 Futures	March 6, 2013	(4,204,227)	(4,433,259)	(229,032)
58	Crude Oil Financial Futures	February 18, 2013	(5,077,900)	(5,325,560)	(247,660)
22	Globex Heat Oil Futures	January 30, 2013	(2,755,460)	(2,801,383)	(45,923)
167	Gold 100 OZ Futures	February 26, 2013	(28,196,771)	(27,985,860)	210,911
12	ICE Euro Gasoil Futures	January 9, 2013	(1,100,800)	(1,112,400)	(11,600)
2	LME Aluminum Futures	January 4, 2013	(105,922)	(102,071)	3,851
26	LME Aluminum Futures	January 11, 2013	(1,305,509)	(1,328,846)	(23,337)
11	LME Aluminum Futures	January 15, 2013	(544,819)	(562,672)	(17,853)
13	LME Aluminum Futures	January 16, 2013	(639,411)	(665,112)	(25,701)
5	LME Aluminum Futures	January 17, 2013	(245,227)	(255,864)	(10,637)
19	LME Aluminum Futures	January 25, 2013	(920,483)	(973,859)	(53,376)
19	LME Aluminum Futures	February 1, 2013	(917,782)	(975,237)	(57,455)
13	LME Aluminum Futures	February 14, 2013	(650,304)	(669,016)	(18,712)
1	LME Aluminum Futures	February 15, 2013	(49,105)	(51,474)	(2,369)
16	LME Aluminum Futures	February 27, 2013	(807,274)	(825,476)	(18,202)
32	LME Aluminum Futures	February 28, 2013	(1,628,749)	(1,651,256)	(22,507)
27	LME Aluminum Futures	March 4, 2013	(1,412,451)	(1,394,287)	18,164
12	LME Aluminum Futures	March 5, 2013	(629,468)	(619,797)	9,671
63	LME Aluminum Futures	March 20, 2013	(3,292,725)	(3,263,006)	29,719
14	LME Aluminum Futures	March 21, 2013	(721,660)	(725,168)	(3,508)
7	LME Copper Futures	January 4, 2013	(1,456,564)	(1,383,799)	72,765
1	LME Copper Futures	January 8, 2013	(203,686)	(197,728)	5,958
1	LME Copper Futures	January 11, 2013	(203,998)	(197,759)	6,239
2	LME Copper Futures	January 25, 2013	(393,039)	(395,745)	(2,706)
1	LME Copper Futures	February 5, 2013	(190,303)	(197,966)	(7,663)
1	LME Copper Futures	February 6, 2013	(191,813)	(197,975)	(6,162)
1	LME Copper Futures	February 7, 2013	(194,002)	(197,983)	(3,981)
3	LME Copper Futures	February 8, 2013	(569,291)	(593,975)	(24,684)
1	LME Copper Futures	February 12, 2013	(189,840)	(198,026)	(8,186)
2	LME Copper Futures	February 13, 2013	(378,644)	(396,068)	(17,424)
3	LME Copper Futures	February 15, 2013	(573,032)	(594,153)	(21,121)
1	LME Copper Futures	February 19, 2013	(192,163)	(198,085)	(5,922)
3	LME Copper Futures	February 28, 2013	(587,545)	(594,394)	(6,849)
6	LME Copper Futures	March 4, 2013	(1,201,694)	(1,188,938)	12,756
2	LME Copper Futures	March 5, 2013	(401,847)	(396,325)	5,522
14	LME Copper Futures	March 6, 2013	(2,818,353)	(2,774,363)	43,990
7	LME Copper Futures	March 12, 2013	(1,419,239)	(1,387,444)	31,795
1	LME Copper Futures	March 13, 2013	(201,973)	(198,212)	3,761
4	LME Copper Futures	March 19, 2013	(801,358)	(793,000)	8,358
17	LME Copper Futures	March 20, 2013	(3,338,451)	(3,370,356)	(31,905)
6	LME Copper Futures	March 21, 2013	(1,170,627)	(1,189,551)	(18,924)
3	LME Nickel Futures	January 4, 2013	(336,112)	(305,978)	30,134
1	LME Nickel Futures	January 8, 2013	(108,238)	(102,011)	6,227

The accompanying notes are an integral part of these financial statements.	(Continued)

70	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
1	LME Nickel Futures	January 9, 2013	$(108,298)	$(102,015)	$6,283
2	LME Nickel Futures	January 10, 2013	(212,997)	(204,041)	8,956
2	LME Nickel Futures	January 11, 2013	(212,373)	(204,050)	8,323
7	LME Nickel Futures	January 25, 2013	(675,937)	(714,628)	(38,691)
4	LME Nickel Futures	February 1, 2013	(392,803)	(408,488)	(15,685)
2	LME Nickel Futures	February 5, 2013	(189,884)	(204,281)	(14,397)
1	LME Nickel Futures	February 7, 2013	(97,982)	(102,150)	(4,168)
2	LME Nickel Futures	February 8, 2013	(190,881)	(204,309)	(13,428)
1	LME Nickel Futures	February 13, 2013	(95,270)	(102,178)	(6,908)
3	LME Nickel Futures	February 14, 2013	(290,319)	(306,546)	(16,227)
5	LME Nickel Futures	February 15, 2013	(479,695)	(510,934)	(31,239)
3	LME Nickel Futures	February 19, 2013	(289,676)	(306,617)	(16,941)
3	LME Nickel Futures	February 28, 2013	(310,405)	(306,743)	3,662
8	LME Nickel Futures	March 4, 2013	(840,834)	(818,133)	22,701
4	LME Nickel Futures	March 5, 2013	(421,194)	(409,085)	12,109
3	LME Nickel Futures	March 6, 2013	(316,993)	(306,828)	10,165
14	LME Nickel Futures	March 20, 2013	(1,465,910)	(1,432,788)	33,122
7	LME Zinc Futures	January 4, 2013	(364,639)	(358,729)	5,910
2	LME Zinc Futures	January 8, 2013	(101,997)	(102,571)	(574)
3	LME Zinc Futures	January 9, 2013	(152,695)	(153,886)	(1,191)
3	LME Zinc Futures	January 15, 2013	(144,560)	(154,058)	(9,498)
7	LME Zinc Futures	January 16, 2013	(336,642)	(359,537)	(22,895)
11	LME Zinc Futures	January 17, 2013	(524,137)	(565,095)	(40,958)
11	LME Zinc Futures	January 18, 2013	(523,305)	(565,200)	(41,895)
7	LME Zinc Futures	January 22, 2013	(329,077)	(359,942)	(30,865)
6	LME Zinc Futures	January 23, 2013	(277,140)	(308,580)	(31,440)
11	LME Zinc Futures	January 24, 2013	(510,932)	(565,837)	(54,905)
12	LME Zinc Futures	January 25, 2013	(549,798)	(617,391)	(67,593)
4	LME Zinc Futures	February 1, 2013	(188,742)	(206,067)	(17,325)
5	LME Zinc Futures	February 5, 2013	(230,884)	(257,776)	(26,892)
23	LME Zinc Futures	February 15, 2013	(1,116,001)	(1,187,991)	(71,990)
5	LME Zinc Futures	February 19, 2013	(241,617)	(258,451)	(16,834)
8	LME Zinc Futures	February 20, 2013	(387,387)	(413,600)	(26,213)
9	LME Zinc Futures	February 21, 2013	(431,029)	(465,387)	(34,358)
12	LME Zinc Futures	February 27, 2013	(599,531)	(621,225)	(21,694)
16	LME Zinc Futures	February 28, 2013	(797,224)	(828,456)	(31,232)
6	LME Zinc Futures	March 4, 2013	(303,767)	(310,906)	(7,139)
1,155	Natural Gas Swap Futures	January 30, 2013	(9,840,730)	(9,676,012)	164,718
1	Silver Futures	March 26, 2013	(149,229)	(151,135)	(1,906)
45	Soybean Meal Futures	March 14, 2013	(2,039,082)	(1,887,300)	151,782
201	Soybean Oil Futures	March 14, 2013	(6,015,042)	(5,993,820)	21,222
356	Sugar #11 (World Markets) Futures	March 28, 2013	(8,031,817)	(7,779,027)	252,790
9	FTSE/MIB Index Futures	March 15, 2013	(949,676)	(968,421)	(18,745)
6,664	S&P 500 E-Mini Futures	March 15, 2013	(476,418,692)	(473,177,320)	3,241,372
926	SGX S&P CNX Nifty Index Futures	January 31, 2013	(11,024,245)	(11,024,956)	(711)
514	SPI 200 Index Futures	March 21, 2013	(61,144,954)	(61,596,285)	(451,331)
149	TOPIX Index Futures	March 7, 2013	(14,073,656)	(14,816,587)	(742,931)
1,223	3-Month Euro Euribor Futures	June 17, 2013	(402,905,154)	(402,888,638)	16,516
480	3-Month Euro Euribor Futures	September 16, 2013	(158,146,769)	(158,085,133)	61,636
94	Australia 3-Year Bond Futures	March 15, 2013	(10,659,843)	(10,692,607)	(32,764)
55	Canadian 3-Month Bank Acceptance Futures	September 16, 2013	(13,645,578)	(13,632,503)	13,075
49	Mini Japanese 10-Year Treasury Bond	March 8, 2013	(8,145,797)	(8,123,022)	22,775

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	71

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts (continued)
12	U.S. Treasury 2-Year Note Futures	March 28, 2013	$(2,644,665)	$(2,645,625)	$(960)
7	U.S. Treasury 5-Year Note Futures	March 28, 2013	(871,528)	(870,899)	629

			(1,279,796,770)	(1,277,615,835)	2,180,935

			$237,721,601	$241,666,360	$3,944,759

Cash held as collateral with broker for futures contracts was $41,916,112 at December 31, 2012.

Forward foreign currency exchange contracts outstanding as of December 31, 2012:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/20/13	The Royal Bank of Scotland	AUD	18,714,000	$19,565,439	$19,325,212	$(240,227)
Brazilian Real, Expiring 03/20/13*	The Royal Bank of Scotland	BRL	700,000	333,897	338,582	4,685
Canadian Dollar, Expiring 03/20/13	The Royal Bank of Scotland	CAD	74,574,000	75,041,925	74,850,406	(191,519)
Chilean Peso, Expiring 03/20/13*	The Royal Bank of Scotland	CLP	176,380,000	363,745	364,685	940
Columbian Peso, Expiring 03/20/13*	The Royal Bank of Scotland	COP	486,000,000	265,320	273,142	7,822
Czech Republic Koruna, Expiring 03/20/13	The Royal Bank of Scotland	CZK	61,000,000	3,169,180	3,211,388	42,208
Euro, Expiring 03/20/13	The Royal Bank of Scotland	EUR	52,046,000	68,285,870	68,744,855	458,985
British Pound, Expiring 03/20/13	The Royal Bank of Scotland	GBP	10,247,000	16,487,777	16,641,729	153,952
Hungarian Forint, Expiring 03/20/13	The Royal Bank of Scotland	HUF	5,562,400,000	25,229,543	24,989,427	(240,116)
Israeli Shekel, Expiring 03/20/13	The Royal Bank of Scotland	ILS	5,900,000	1,544,063	1,575,859	31,796
Indian Rupee, Expiring 03/20/13*	The Royal Bank of Scotland	INR	139,000,000	2,513,971	2,500,872	(13,099)
Japanese Yen, Expiring 03/21/13	The Royal Bank of Scotland	JPY	612,959,000	7,372,770	7,079,605	(293,165)
Korean Won, Expiring 03/20/13*	The Royal Bank of Scotland	KRW	52,924,959,000	48,706,400	49,215,078	508,678
Mexican Peso, Expiring 03/20/13	The Royal Bank of Scotland	MXN	606,092,000	46,502,473	46,559,227	56,754
Malaysian Ringgit, Expiring 03/20/13*	The Royal Bank of Scotland	MYR	38,029,000	12,419,393	12,370,251	(49,142)
Norwegian Krone, Expiring 03/20/13	The Royal Bank of Scotland	NOK	743,807,000	131,318,418	133,459,079	2,140,661
New Zealand Dollar, Expiring 03/20/13	The Royal Bank of Scotland	NZD	101,599,000	83,624,154	83,552,106	(72,048)
Peru Nuevo Sol, Expiring 03/20/13*	The Royal Bank of Scotland	PEN	243,000	94,811	94,859	48
Poland Zloty, Expiring 03/20/13	The Royal Bank of Scotland	PLN	107,751,000	33,882,401	34,549,385	666,984
Russian Ruble, Expiring 03/20/13*	The Royal Bank of Scotland	RUB	784,288,000	25,115,058	25,349,218	234,160

The accompanying notes are an integral part of these financial statements.	(Continued)

72	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Swedish Krona, Expiring 03/20/13	The Royal Bank of Scotland	SEK	251,667,000	$37,973,591	$38,632,209	$658,618
Singapore Dollar, Expiring 03/20/13	The Royal Bank of Scotland	SGD	500,000	410,054	409,287	(767)
Turkish Lira, Expiring 03/20/13	The Royal Bank of Scotland	TRY	85,789,000	47,426,566	47,611,376	184,810
Taiwanese Dollar, Expiring 03/20/13*	The Royal Bank of Scotland	TWD	574,037,000	19,858,291	19,774,400	(83,891)
South African Rand, Expiring 03/20/13	The Royal Bank of Scotland	ZAR	28,000,000	3,225,644	3,268,496	42,852

				710,730,754	714,740,733	4,009,979

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/20/13	The Royal Bank of Scotland	AUD	(15,890,000)	$(16,508,100)	$(16,408,978)	$99,122
Brazilian Real, Expiring 03/20/13*	The Royal Bank of Scotland	BRL	(90,516,000)	(42,367,194)	(43,781,577)	(1,414,383)
Brazilian Real, Expiring 04/05/13*	The Royal Bank of Scotland	BRL	(127,728)	(60,664)	(61,646)	(982)
Canadian Dollar, Expiring 03/20/13	The Royal Bank of Scotland	CAD	(9,367,000)	(9,407,536)	(9,401,718)	5,818
Swiss Franc, Expiring 03/20/13	The Royal Bank of Scotland	CHF	(45,077,000)	(48,732,311)	(49,353,879)	(621,568)
Czech Republic Koruna, Expiring 03/20/13	The Royal Bank of Scotland	CZK	(503,946,000)	(25,996,793)	(26,530,595)	(533,802)
Danish Krone, Expiring 03/20/13	The Royal Bank of Scotland	DKK	(6,753,000)	(1,183,402)	(1,196,248)	(12,846)
Euro, Expiring 03/20/13	The Royal Bank of Scotland	EUR	(87,376,391)	(113,693,347)	(115,410,932)	(1,717,585)
Euro, Expiring 04/05/13	The Royal Bank of Scotland	EUR	(3,562)	(4,694)	(4,706)	(12)
Euro, Expiring 06/10/13	The Royal Bank of Scotland	EUR	(64,795)	(82,916)	(85,652)	(2,736)
Euro, Expiring 04/07/14	The Royal Bank of Scotland	EUR	(3,562)	(4,704)	(4,726)	(22)
Euro, Expiring 06/09/14	The Royal Bank of Scotland	EUR	(110,000)	(141,336)	(146,082)	(4,746)
Euro, Expiring 04/07/15	The Royal Bank of Scotland	EUR	(3,562)	(4,716)	(4,744)	(28)
Euro, Expiring 06/09/15	The Royal Bank of Scotland	EUR	(110,000)	(141,776)	(146,491)	(4,715)
Euro, Expiring 11/09/15	The Royal Bank of Scotland	EUR	(46,110)	(59,499)	(61,407)	(1,908)
Euro, Expiring 04/05/16	The Royal Bank of Scotland	EUR	(3,562)	(4,730)	(4,744)	(14)
Euro, Expiring 04/05/17	The Royal Bank of Scotland	EUR	(3,562)	(4,751)	(4,744)	7
British Pound, Expiring 03/20/13	The Royal Bank of Scotland	GBP	(15,854,000)	(25,544,009)	(25,747,826)	(203,817)
Hong Kong Dollar, Expiring 03/20/13	The Royal Bank of Scotland	HKD	(57,390,000)	(7,406,639)	(7,406,235)	404
Indonesian Rupiah, Expiring 03/20/13*	The Royal Bank of Scotland	IDR	(36,466,804,000)	(3,770,398)	(3,749,590)	20,808

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	73

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2012	UNREALIZED APPRECIATION (DEPRECIATION)
Israeli Shekel, Expiring 03/20/13	The Royal Bank of Scotland	ILS	(174,725,000)	$(45,734,740)	$(46,668,130)	$(933,390)
Indian Rupee, Expiring 03/20/13*	The Royal Bank of Scotland	INR	(2,248,692,000)	(40,578,719)	(40,458,206)	120,513
Japanese Yen, Expiring 03/21/13	The Royal Bank of Scotland	JPY	(17,626,563,000)	(214,083,578)	(203,584,740)	10,498,838
Korean Won, Expiring 03/20/13*	The Royal Bank of Scotland	KRW	(1,946,311,000)	(1,793,895)	(1,809,880)	(15,985)
Mexican Peso, Expiring 03/20/13	The Royal Bank of Scotland	MXN	(12,954,000)	(993,461)	(995,110)	(1,649)
Norwegian Krone, Expiring 03/20/13	The Royal Bank of Scotland	NOK	(10,946,000)	(1,927,352)	(1,964,008)	(36,656)
New Zealand Dollar, Expiring 03/20/13	The Royal Bank of Scotland	NZD	(9,994,000)	(8,227,378)	(8,218,779)	8,599
Peru Nuevo Sol, Expiring 03/20/13*	The Royal Bank of Scotland	PEN	(962,000)	(372,219)	(375,533)	(3,314)
Philippine Peso, Expiring 03/20/13*	The Royal Bank of Scotland	PHP	(145,500,000)	(3,565,303)	(3,544,524)	20,779
Poland Zloty, Expiring 03/20/13	The Royal Bank of Scotland	PLN	(1,009,000)	(322,547)	(323,527)	(980)
Russian Ruble, Expiring 03/20/13*	The Royal Bank of Scotland	RUB	(34,280,000)	(1,099,025)	(1,107,975)	(8,950)
Swedish Krona, Expiring 03/20/13	The Royal Bank of Scotland	SEK	(56,446,000)	(8,453,085)	(8,664,758)	(211,673)
Singapore Dollar, Expiring 03/20/13	The Royal Bank of Scotland	SGD	(23,568,000)	(19,316,820)	(19,292,099)	24,721
Thailand Baht, Expiring 03/20/13	The Royal Bank of Scotland	THB	(21,895,000)	(710,738)	(712,665)	(1,927)
Turkish Lira, Expiring 03/20/13	The Royal Bank of Scotland	TRY	(544,000)	$(299,561)	$(301,910)	$(2,349)
Taiwanese Dollar, Expiring 03/20/13*	The Royal Bank of Scotland	TWD	(53,000,000)	(1,835,119)	(1,825,742)	9,377
South African Rand, Expiring 03/20/13	The Royal Bank of Scotland	ZAR	(270,392,000)	(30,615,425)	(31,563,400)	(947,975)

				(675,048,480)	(670,923,506)	4,124,974

				$35,682,274	$43,817,227	$8,134,953

Money Market Fund is pledged as collateral with broker for forward foreign currency exchange contracts was $3,128,206 at December 31, 2012.

*	Non deliverable forward. See Note 3 in the Notes to Financial Statements.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Columbian Peso

CZK - Czech Republic Koruna

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

The accompanying notes are an integral part of these financial statements.	(Continued)

74	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PHP - Philippine Peso

PLN - Poland Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thailand Baht

TRY - Turkish Lira

TWD - Taiwan Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	75

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

Total Return Basket Swaps* Outstanding at December 31, 2012

COUNTERPARTY	DESCRIPTION	TERMINATION DATES	VALUE (Note 3)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swaps.	07/23/2013 —12/23/2013	$4,477,715

*	See the accompanying “Additional Information — Total Return Basket Swaps” for further details.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swaps as of December 31, 2012.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

Long Positions

France
Arkema SA	51,846	$4,693,788	$749,968
AtoS	40,589	2,557,456	292,979
Cap Gemini SA	25,310	1,023,166	83,577
Casino Guichard Perrachon SA	947	88,329	2,377
Cie Generale de Geophysique – Veritas	15,600	475,988	(1,962)
Cie Generale des Etablissements Michelin	25,957	2,094,281	392,890
Cie Generale d’Optique Essilor International SA	7,547	767,270	(6,101)
Danone SA	182	11,966	62
Dassault Systemes SA	9,459	976,574	81,010
Edenred	58	1,767	27
Etablissements Maurel et Prom	53,473	853,689	47,610
Faurecia	3,191	49,464	650
France Telecom SA	3,334	39,520	(2,533)
GDF Suez	1,998	51,114	(9,963)
Iliad SA	1,016	166,347	8,230
Lagardere SCA	41,480	1,229,771	165,445
PPR	3,931	715,471	22,813
Remy Cointreau SA	2,007	243,274	(23,741)
Renault SA	42,257	2,042,456	252,437
Rexel SA	46,553	933,333	18,803
Safran SA	1,605	59,476	10,032
Sanofi	34,622	3,063,552	219,647
Schneider Electric SA	2,233	151,340	12,207
Societe BIC SA	10,131	1,183,180	31,198
Suez Environnement Co.	137,055	1,545,410	107,858
Thales SA	2,580	90,831	(937)
Total SA	30,226	1,610,964	(38,218)
Valeo SA	52,922	2,699,252	(40,981)
Vivendi SA	175,468	3,788,778	179,595

			2,554,979

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

Netherlands
European Aeronautic Defence and Space Co NV	42,013	$1,688,773	$(32,570)

Spain
Distribuidora International PLC	22,613	121,422	23,056
Enagas SA	90,092	1,830,554	99,580
Endesa SA	408	7,267	1,830
Ferrovial SA	40	449	147
Fomento de Construcciones	7,870	110,966	(12,966)
Gas Natural SDG SA	23,168	304,231	113,426
Iberdrola SA	117,431	592,071	63,746
Inditex SA	7,669	870,905	206,637
Indra Sistemas SA	3	39	1
International Group PLC	101,246	281,095	19,467
Obrascon Huarte Lain SA	15,793	344,521	116,953
Red Electrica Corp SA	896	41,977	2,282
Tecnicas Reunidas SA	38,577	1,710,656	96,249

			730,408

Switzerland
Wolseley PLC	75,996	3,113,584	520,448

United Kingdom
Aegis Group PLC	1,033,190	3,965,418	7,167
Alent PLC	49,076	233,031	13,149
AMEC PLC	48,639	861,727	(57,678)
Anglo American PLC	73,058	2,281,915	21,102
AstraZeneca PLC	7,960	377,563	(341)
Aveva Group PLC	17,147	465,620	149,707
Aviva PLC	216,960	1,167,438	175,099
Babcock International Group PLC	264,251	3,717,684	453,524
Barclays PLC	328,496	1,047,649	379,331
Barratt Developments PLC	120,652	378,053	34,029

The accompanying notes are an integral part of these financial statements.	(Continued)

76	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United Kingdom (continued)
BT Group PLC	658,486	$2,340,620	$171,638
Bundesrepublik Deutschland	363,317	1,900,760	100,600
Bunzl PLC	10,829	197,372	(18,133)
De La Rue PLC	2,556	37,385	628
Drax Group PLC	79,306	672,074	37,914
Dresdner Bank AG	231,950	1,019,037	(23,123)
Eurasian Natural Resources Corp. PLC	14,815	76,329	(6,262)
Experian PLC	58,814	900,269	47,632
FIH Erhvervsbank A/S	13,770	149,764	13,696
GAS PLC	294,448	1,227,223	6,513
GKN PLC	735,906	2,495,756	280,660
GlaxoSmithKline PLC	25,122	584,072	(37,108)
Hays PLC	130,329	192,294	(15,051)
HSBC Holdings PLC	137,578	1,273,469	184,413
Inchcape PLC	312,518	1,885,912	335,019
Informa PLC	47,807	309,939	42,497
Intermediate Capital Group PLC	60,056	250,737	62,818
Investec PLC	138,659	842,250	123,043
ITV PLC	418,878	623,633	103,023
J Sainsbury PLC	152,190	865,716	(4,679)
John Wood Group PLC	95,709	1,196,342	(52,186)
Kesa Electricals PLC	190,122	175,414	3,177
Kingfisher PLC	443,211	1,998,691	72,246
Legal & General Group SA	755,881	1,545,213	267,290
Lloyds Banking Group PLC	1,914,173	1,407,153	118,242
Michael Page International PLC	84,193	500,999	49,328
Mondi PLC	5,168	56,519	525
National Grid PLC	45,423	506,886	14,089
Next PLC	32,179	1,752,063	201,282
Northwest Equity Corp.	286,145	1,426,469	163,979
Pennon Group PLC	819	9,680	(1,320)
Reckitt Benckiser Group PLC	4,896	285,228	25,569
Rexam PLC	25,822	186,954	(2,193)
Rolls-Royce Holdings PLC	28,771	395,575	17,099
Rolls-Royce Holdings PLC	2,102,160	27	3,388
Rolls-Royce Holdings PLC	3,831	6	—
Royal Bank of Scotland Group PLC	39,715	204,623	7,651
Sanyo Shinpan Finance Co. Ltd.	1,089,039	1,925,905	323,146
Serco Group PLC	112,558	1,004,634	(18,654)
Severn Trent PLC	7,756	216,511	(16,934)
Shinsei Bank Ltd.	6,801	277,814	(14,128)
Smith & Nephew PLC	16,885	177,920	8,725
SSE PLC	7,416	164,972	7,554

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United Kingdom (continued)
Standard Life PLC	16,018	$84,325	$3,236
Sumitomo Bakelite Co., Ltd.	21,634	400,387	21,293
Tate & Lyle PLC	257,304	2,857,094	326,323
Thomas Cook Group PLC	61,612	23,813	25,063
Vesusius PLC	75,685	381,136	44,259
William Hill PLC	519,550	2,389,490	570,817
WPP PLC	39,674	525,684	53,921
Xstrata PLC	45,423	711,932	80,963

			4,884,577

United States
Gazprom OAO	103,467	1,020,881	(20,826)
Lukoil OAO	16,723	969,657	153,140
Reliance Industries Ltd.	1,464	42,090	3,184
Rosneft Oil Co.	44,138	375,108	24,837
Samsung Electronics Co., Ltd.	6,176	3,539,940	893,220
State Bank of India	5,922	486,610	53,456
Surgutneftegaz ADR	8,960	77,688	3,016
Tatneft	14,154	451,559	178,622
TMK OAO Via TMK Capital SA	6,160	92,995	2,512

			1,291,161

Total of Long Equity Positions			9,949,003

Short Positions

France
Accor SA	(27,593)	(981,810)	(2,349)
Air France-KLM	(17,760)	(168,894)	2,370
Alcatel-Lucent	(1,493,447)	(1,645,135)	(368,426)
Alstom SA	(13,128)	(496,953)	(31,895)
Bouygues SA	(27,480)	(741,874)	(75,852)
Bureau Veritas SA	(1,608)	(156,191)	(24,113)
Carrefour SA	(78,624)	(1,687,229)	(337,129)
Christian Dior SA	(493)	(76,837)	(7,197)
Cie de St-Gobain	(15,374)	(563,469)	(96,749)
Electricite de France SA	(61,257)	(1,308,010)	172,887
Eutelsat Communications SA	(41,334)	(1,393,743)	18,966
Hermes International	(432)	(128,860)	(296)
Lafarge SA	(53,262)	(2,649,059)	(790,189)
Legrand SA	(26,567)	(990,325)	(137,074)
L’Oreal SA	(1,430)	(191,227)	(7,746)
LVMH Moet Hennessy Louis Vuitton SA	(20,065)	(3,450,477)	(252,661)
Neopost SA	(14,242)	(807,420)	52,142
Nexans SA	(6,231)	(284,121)	5,282
Pernod-Ricard SA	(1,193)	(136,959)	(1,454)
Peugeot SA	(70,861)	(582,731)	65,623
Publicis Groupe SA	(4,298)	(235,896)	(22,685)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	77

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

France (continued)
SES SA	(1,051)	$(29,363)	$(906)
Sodexo	(3,853)	(322,470)	(3,103)
Technip SA	(906)	(104,470)	(296)
Vallourec SA	(109,557)	(5,519,256)	(231,617)
Veolia Environnement SA	(238,423)	(2,666,490)	(223,922)
Zodiac Aerospace	(34)	(3,620)	(144)

			(2,298,533)

Netherlands
Gemalto NV	(5,050)	(490,410)	34,573

Spain
Abertis Infraestructuras SA	(58,384)	(863,731)	(100,561)
Acciona SA	(12,671)	(766,133)	(180,120)
Acerinox SA	(944)	(10,484)	(11)
Amadeus IT Holding SA	(18,104)	(366,146)	(91,367)
Ebro Foods SA	(8,742)	(148,300)	(25,257)
Repsol SA	(42,115)	82	(25,765)
Repsol YPF SA	(42,115)	(697,213)	(162,469)
Telefonica SA	(105,058)	(1,426,804)	4,418

			(581,132)

United Kingdom
Admiral Group PLC	(127,055)	(2,440,977)	20,763
Aggreko PLC	(99,864)	(3,474,551)	624,575
Banca Popolare di Crema SpA	(46,592)	(529,701)	(57,936)
Barloworld Ltd.	(81,849)	(1,864,506)	(253,725)
BG Group PLC	(98,578)	(1,929,064)	284,801
BP PLC	(272,092)	(1,900,168)	8,336
British American Tobacco PLC	(6,654)	(347,085)	8,829
Burberry Group PLC	(161,851)	(3,111,755)	(141,689)
Capita Group PLC/The	(276,535)	(3,258,021)	(159,096)
Carnival PLC	(51,214)	(1,697,045)	(291,712)
Cascade Bancorp	(64,691)	(409,560)	4,481
Centrica PLC	(16,410)	(84,801)	(4,760)
Cobham PLC	(39,058)	(147,026)	5,107
Depfa Funding III LP	(95,203)	(1,766,226)	(320,144)
Diageo PLC	(120,131)	(3,302,582)	(196,429)
Glencore International PLC	(136,252)	(769,909)	(17,196)
Home Retail Group PLC	(137,501)	(207,319)	(79,588)
ICAP PLC	(262,495)	(1,376,679)	49,335
IMI PLC	(86,573)	(1,238,445)	(328,462)
Inmarsat PLC	(333)	(3,215)	5
InterContinental Hotels Group PLC	(15,016)	(412,293)	(8,761)
Intertek Group PLC	(34,270)	(1,435,438)	(305,365)
Invensys PLC	(96,938)	(370,705)	(148,063)
Johnson Matthey PLC	(23,490)	(879,835)	(42,926)
Kazakhmys PLC	(25,460)	(308,974)	(20,088)
Kotak Mahindra Prime Ltd.	(186,782)	(5,067,320)	(708,562)
Lonmin PLC	(35,106)	(166,008)	(137)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United Kingdom (continued)
Man Group PLC	(1,048,629)	$(1,379,066)	$(59,126)
Marks & Spencer Group PLC	(438,970)	(2,543,816)	(213,629)
Mitchells & Butlers PLC	(36,683)	(159,121)	(35,855)
Old Mutual PLC	(92,961)	(266,160)	(6,870)
Petrofac Ltd	(8,490)	(217,837)	(9,066)
ProLogis LP	(523)	(19,967)	(474)
Prudential PLC	(79,111)	(926,447)	(202,257)
Royal Dutch Shell PLC	(27,749)	(1,014,831)	24,849
SABMiller PLC	(42,630)	(1,846,431)	(132,075)
Shire PLC	(41,231)	(1,280,527)	12,215
Signature Metals Ltd.	(48,011)	(996,413)	(230,189)
Smiths Group PLC	(22,444)	(377,265)	(62,359)
UBS AG	(24,364)	(417,749)	(18,805)
United Utilities Group PLC	(27,702)	(319,517)	14,554
Vedanta Resources PLC	(51,756)	(850,700)	(148,578)
Vodafone Group PLC	(52,736)	(152,616)	19,866
Whitbread PLC	(19,075)	(643,658)	(122,861)

			(3,249,067)

Total of Short Equity Positions			(6,094,159)

Total of Long and Short Equity Positions			3,854,844

Net Cash and Other Receivables/(Payables) (b)			622,871

Swaps, at Value			$4,477,715

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Money	Market Fund is pledged as collateral to the broker in the

amount of $12,660,861 at December 31, 2012.

The accompanying notes are an integral part of these financial statements.	(Continued)

78	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

Total Return Basket Swaps* Outstanding at December 31, 2012

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE (Note 3)
Morgan Stanley	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swaps.	07/24/2013	$(4,492,231)

*	See the accompanying “Additional Information — Total Return Basket Swaps” for further details.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swaps as of December 31, 2012.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

Long Positions

Canada
Brookfield Assets	1,500	$51,671	$3,304
Sears Canada, Inc.	3,983	33,974	6,135

			9,439

United States
3M Co.	3,800	340,337	12,493
Abbott Laboratories	7,500	485,263	5,987
Accenture PLC	30,600	1,966,005	68,895
ACE Ltd.	25,900	1,926,610	140,210
Acuity Brands, Inc.	400	24,969	2,123
Advance Auto Parts, Inc.	30,200	2,203,447	(18,477)
AECOM Technology Corp.	75,300	1,501,716	290,424
Aeropostale, Inc.	181,600	2,983,953	(621,337)
AES Corp./The	100,200	1,167,078	(94,938)
Aflac, Inc.	16,800	727,482	164,934
AGCO Corp.	29,200	1,278,797	155,507
Agilent Technologies, Inc.	5,700	221,889	11,469
Airgas, Inc.	1,600	143,876	2,188
AK Steel Holding Corp.	334,100	1,709,603	(172,743)
Akamai Technologies, Inc.	16,300	613,489	53,344
Alaska Air Group, Inc.	39,500	1,478,314	223,741
Albemarle Corp.	13,100	793,517	20,255
Alcoa, Inc.	59,100	512,474	514
Alliant Energy Corp.	1,500	68,128	(2,263)
Alliant Techsystems, Inc.	29,900	1,469,948	382,656
Allied World Assuarance	16,300	1,290,865	(6,425)
Allscripts Healthcare	31,600	382,528	(84,856)
Allstate Corp.	17,200	615,296	75,628
Alpha Natural Resources, Inc.	282,900	1,948,318	807,128
Altria Group, Inc.	20,900	712,752	(56,074)
AMDOCS Ltd.	18,300	606,006	16,011
Ameren Corp.	32,500	1,084,250	(85,850)
American Capital Ltd.	514,200	5,264,692	905,708

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
American Eagle Outfitters, Inc.	172,600	$3,595,629	$(55,603)
American Electric Power Co., Inc.	31,100	1,279,451	47,897
American Financial Group, Inc.	48,600	1,874,769	45,903
American Water Works Co., Inc.	7,500	271,160	7,315
Ameriprise Financial, Inc.	66,900	3,467,115	722,832
AmerisourceBergen Corp.	15,100	577,801	74,217
Amgen, Inc.	43,700	3,540,849	231,335
Anadarko Petroleum Corp.	4,600	323,805	18,021
Analog Devices, Inc.	12,400	458,338	63,206
Anixter International, Inc.	6,200	382,318	14,358
AON PLC	5,900	283,731	44,309
Applied Industrial Technologies, Inc.	11,900	456,320	43,599
Applied Materials, Inc.	59,400	665,552	13,984
Archer-Daniels-Midland Co.	129,700	3,683,376	(130,893)
ARES Captial Corp.	43,400	703,047	56,452
Armstrong World Industries, Inc.	15,200	692,134	78,962
Arris Group, Inc.	72,800	1,020,602	67,030
Arrow Electronics, Inc.	46,500	1,655,162	115,558
Arthur J. & Gallager Corp.	1,200	43,447	(1,867)
Ascena Retail Group	72,200	1,372,345	(37,367)
Associated Banc-Corp.	66,000	852,651	13,269
Assurant, Inc.	75,400	2,694,505	(78,125)
AT&T, Inc.	57,100	2,017,085	(92,244)
Atmos Energy Corp.	2,300	79,560	1,216
Autodesk, Inc.	17,100	549,738	54,747
Autoliv, Inc.	14,900	838,195	165,916
Automatic Data Processing, Inc.	800	42,624	2,984

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	79

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Autozone, Inc.	600	$229,076	$(16,418)
Avago Technologies Ltd.	65,500	2,103,731	(30,001)
Avnet, Inc.	100,200	3,152,233	(85,111)
Axis Capital Holdings Co.	30,800	1,101,415	(34,503)
Ball Corp.	16,900	710,205	46,070
BE Aerospace, Inc.	16,600	712,203	107,837
Beam, Inc.	5,400	322,882	7,004
Becton Dickinson	1,200	90,443	3,385
Bemis Co., Inc.	1,700	51,118	5,764
Best Buy Co., Inc.	170,800	2,094,231	(70,251)
Big Lots, Inc.	53,500	1,907,394	(384,784)
Biogen Idec, Inc.	23,400	3,269,707	162,372
BMC Software, Inc.	45,000	1,820,876	(36,176)
Boeing Co./The	600	44,657	559
Boston Scientific Corp.	22,700	131,599	(1,528)
Brinker International, Inc.	26,200	839,535	(27,597)
Bristow Group, Inc.	16,900	786,233	120,621
Broadridge Financial Solutions, Inc.	29,200	655,634	12,462
Brocade Communications Systems, Inc.	929,300	4,831,171	121,998
Brown & Brown, Inc.	21,600	568,492	(18,556)
Buckle, Inc./The	14,200	588,403	45,485
Bunge Ltd.	8,400	559,623	50,973
CA, Inc.	113,200	2,763,016	(274,880)
Cabot Corp.	21,000	859,556	(23,966)
Cabot Oil & Gas Corp.	22,400	970,531	143,645
Cameron International Corp.	3,400	154,114	37,850
Capital One Financial Corp.	59,900	3,426,064	43,943
CapitalSource, Inc.	31,700	216,720	23,566
Cardinal Health, Inc.	61,300	2,580,947	(56,613)
Career Education Corp.	147,795	777,482	(257,243)
Carefusion Corp.	22,500	580,989	62,061
Carlisle Cos, Inc.	17,300	954,642	61,906
Carpenter Technology Corp.	5,700	293,005	1,286
Carter’s, Inc.	17,800	978,053	12,517
CBRE Group, Inc.	5,100	87,539	13,951
CBS Corp.	30,900	1,030,971	144,774
Celanese Corp.	24,300	982,536	99,543
CenterPoint Energy, Inc.	39,200	781,410	(26,810)
CF Industries Holdings, Inc.	16,700	3,162,572	230,200
Charles River Laboratories International, Inc.	23,400	839,261	37,537
Chemed Corp.	4,500	296,921	11,733
Chevron Corp.	38,200	4,083,849	47,099
Chicos’s, Inc.	121,400	2,026,274	214,770
Church & Dwight Co., Inc.	3,300	181,268	(4,487)
CIGNA Corp.	29,800	1,360,071	233,037

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Cinemark Holdings, Inc.	14,900	$357,344	$29,758
Cintas Corp.	20,900	859,980	(5,170)
Cisco Systems, Inc.	104,400	1,738,329	313,131
CLARCOR, Inc.	1,800	87,496	(1,492)
Cleco Corp.	3,400	147,412	(11,378)
Coca-Cola Enterprises, Inc.	62,000	1,845,771	121,489
Colgate-Palmolive Co.	900	92,230	1,856
Comcast Corp.	63,300	2,058,128	308,026
Commerce Bancshares, Inc.	5,465	208,668	(17,066)
Commercial Metals Co.	153,600	2,042,594	239,902
Community Health Systems, Inc.	57,500	1,566,105	201,445
Commvault Systems, Inc.	15,100	907,737	144,884
Computer Sciences Corp.	63,600	1,946,643	600,537
Compuware Corp.	115,800	1,017,910	240,836
Comtech Telecommunications Corp.	4,900	137,838	(13,476)
ConAgra Foods, Inc.	13,600	343,167	58,033
ConocoPhillips	58,700	3,257,402	146,611
Consolidated Edison, Inc.	17,500	1,068,984	(97,034)
Convergys Corp.	56,400	843,572	81,952
Con-way, Inc.	50,600	1,635,503	(227,811)
Cooper Cos., Inc./The	18,300	1,587,337	105,047
Copa Holdings SA	2,600	252,465	6,105
Copart, Inc.	26,400	719,721	59,079
Corning, Inc.	66,100	792,393	41,789
Corrections Corp. of America	25,300	741,730	155,662
Costco Wholesale Corp.	7,200	652,664	58,480
Covance, Inc.	16,300	767,122	174,529
Covidien PLC	27,000	1,498,835	60,145
CR Bard, Inc.	500	50,210	(1,340)
Crane Co.	32,500	1,283,256	220,844
Crocs, Inc.	112,000	1,928,329	(316,649)
Crown Holdings, Inc.	42,300	1,539,694	17,369
CSX Corp.	16,400	358,713	(35,141)
Cummins, Inc.	25,200	2,444,090	286,330
CVS Caremark Corp.	33,800	1,545,834	88,396
Cypress Semiconductor	22,600	262,996	(18,012)
Cytec Industries, Inc.	28,800	1,919,054	63,250
Darling International	15,200	249,839	(6,031)
DaVita, Inc.	27,500	2,545,624	493,951
Dean Foods Co.	176,700	2,756,625	160,692
Delta Air Lines, Inc.	264,200	2,660,922	475,132
Denbury Resources, Inc.	24,200	371,063	20,977
Devon Energy Corp.	26,300	1,549,476	(180,824)
Diebold, Inc.	36,200	1,159,938	(51,856)
Dillards, Inc.	49,400	3,580,285	557,953
Discover Financial Services	110,300	4,014,178	237,887

The accompanying notes are an integral part of these financial statements.	(Continued)

80	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
DISH Network Corp.	155,200	$4,619,463	$1,029,817
Dolby Laboratories, Inc.	30,600	1,280,707	(383,209)
Dollar General Corp.	18,000	889,309	(95,689)
Dollar Tree, Inc.	25,100	1,135,907	(117,851)
Dominos Pizza, Inc.	48,600	1,680,079	436,451
Domtar Corp.	8,500	664,309	45,611
Donaldson Co., Inc.	2,200	75,526	(3,278)
Dover Corp.	6,800	414,228	32,600
DR Horton, Inc.	40,100	763,859	29,319
Dr Pepper Snapple Group, Inc.	14,000	619,553	(1,033)
Dresser-Rand Group, Inc.	18,100	881,393	134,741
DST Systems, Inc.	16,200	894,356	87,364
DTE Energy Co.	26,700	1,582,371	20,964
Dun & Bradstreet Corp./The	5,800	413,834	42,336
E*Trade Financial Corp.	51,600	448,981	12,839
East West BanCorp., Inc.	32,200	701,234	(9,256)
Eastman Chemical Co.	4,600	265,055	47,975
Edison International	41,400	1,866,563	4,303
Eli Lilly & Co.	42,200	1,826,565	254,739
EMCOR Group, Inc.	29,600	878,230	146,226
Endo Pharmaceuticals Holdings, Inc.	47,200	1,432,078	(192,134)
Energizer Holdings, Inc.	9,500	688,384	71,426
Energy XXI, Inc.	21,200	703,872	(21,444)
Entergy Corp.	14,000	970,776	(78,276)
EOG Resources, Inc.	6,000	681,968	42,772
Equifax, Inc.	14,000	681,860	75,820
Esterline Technologies Corp.	1,000	60,456	3,154
Everest Re Group Ltd.	18,900	1,983,479	94,576
EXCO Resources, Inc.	11,000	76,250	(1,780)
Expedia, Inc.	59,000	3,141,937	483,613
Express Scripts PLC	15,600	940,047	(97,647)
Exxon Mobil Corp.	10,800	946,086	(11,346)
EzCorp., Inc.	25,700	616,922	(106,520)
Fair Isaac Corp.	16,000	676,902	(4,422)
FedEx Corp.	7,800	710,027	5,389
Fidelity National Information Services, Inc.	19,300	679,455	(7,622)
Fifth Third BanCorp.	165,800	2,304,945	213,557
First Solar, Inc.	31,300	628,319	338,225
FirstMerit Corp.	1,500	21,148	137
Fiserv, Inc.	7,500	542,916	49,809
Flextronics, Inc.	510,800	3,280,605	(108,537)
FMC Corp.	800	42,082	4,734
Foot Locker, Inc.	132,900	4,258,472	10,276
Forest Laboratories, Inc.	71,500	2,480,028	45,352
Forest Oil Corp.	25,800	216,508	(43,906)
Fortinet, Inc.	46,200	1,125,984	(152,550)
Foster Wheeler AG	22,800	455,590	98,906
Fulton Financial Corp.	48,400	496,036	(30,912)
GameStop Corp.	119,400	2,252,073	743,673

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Gap, Inc./The	146,300	$5,128,536	$(587,384)
Garmin, Ltd.	2,600	103,986	2,146
Gartner, Inc.	18,700	835,572	25,002
General Cable Corp.	42,300	1,198,242	88,101
General Dynamics Corp.	16,200	1,065,954	56,220
General Electric Co.	45,000	993,138	(48,588)
Genuine Parts Co.	15,000	932,986	20,714
Genworth Financial, Inc.	444,000	2,330,751	1,003,689
Global Payments, Inc.	12,400	530,829	30,891
Goldman Sachs Group, Inc./The	23,400	2,749,681	235,223
Goodyear Tire & Rubber Co./The	135,600	1,653,517	219,119
Graco, Inc.	6,700	352,039	(7,056)
Guess?, Inc.	89,500	2,427,603	(231,273)
H.J. Heinz Co.	6,900	402,300	(4,308)
Halliburton Co.	8,700	257,803	44,000
Hanover Insurance Group, Inc./The	11,200	433,103	785
Harman International Industries, Inc.	77,500	3,242,119	217,481
Harris Teeter Supe Co.	6,000	239,572	(8,212)
Harsco Corp.	17,200	359,251	44,949
Hasbro, Inc.	40,500	1,424,806	29,144
HCC Insurance Holdings, Inc.	23,900	763,826	125,493
Health Net, Inc.	62,300	1,578,937	(65,047)
HealthSouth Corp.	14,400	324,384	(20,400)
Helix Energy Solutions Group, Inc.	92,300	1,684,701	220,371
Henry Schein, Inc.	3,100	242,671	6,755
Hershey Co./The	900	65,150	(152)
Hess Corp.	46,500	2,277,544	185,096
Hill-Rom Holdings, Inc.	52,500	1,610,529	(114,279)
Hillshire Brands Co.	95,000	2,785,099	(111,799)
Hittite Microwave Corp.	400	20,828	4,012
HollyFrontier Corp.	48,600	1,800,544	461,786
Home Depot, Inc.	31,600	1,840,612	113,848
Honeywell International, Inc.	4,200	237,912	28,662
Hormel Foods Corp.	3,200	93,728	6,144
Hubbell, Inc.	9,600	788,873	23,575
Humana, Inc.	39,100	2,886,894	(203,461)
Huntington Bancshares, Inc.	202,400	1,302,025	(8,689)
Huntsman Corp.	5,500	89,501	(2,052)
IAC/InterActiveCorp.	76,000	3,716,392	(121,592)
Ingersoll-Rand PLC	52,600	2,344,138	178,558
Ingram Micro, Inc.	166,700	2,878,428	(57,864)
Ingredion, Inc.	32,500	1,843,619	250,356
Integrys Energy Group, Inc.	300	16,216	(550)
International Game Technology	2,800	38,866	810
International Paper Co.	3,000	103,855	15,665

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	81

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Interpublic Group of Cos., Inc./The	252,600	$2,800,706	$(17,054)
Intuit, Inc.	13,300	762,522	28,828
InvesCo., Ltd.	66,900	1,523,300	222,121
Itron, Inc.	30,800	1,266,887	105,253
ITT Corp.	93,900	2,049,223	153,671
ITT Educational Services, Inc.	19,400	1,176,024	(840,210)
Jabil Circuit, Inc.	192,900	3,883,142	(162,101)
Jack Henry & Associates, Inc.	1,400	54,373	591
Jacobs Engineering Group, Inc.	4,800	188,592	15,744
Jarden Corp.	5,100	261,752	1,918
JDS Uniphase Corp.	154,300	1,713,990	375,232
JM Smucker Co./The	2,100	168,486	12,618
Jones Lang LaSalle, Inc.	4,700	367,563	26,955
JPMorgan Chase & Co.	76,800	2,671,997	704,899
Kansas City Southern	900	73,314	1,818
KBR, Inc.	150,900	4,278,839	236,088
Key Energy Group	77,000	550,755	(15,605)
KeyCorp.	290,800	2,286,319	162,217
Kimberly-Clark Corp.	17,500	1,471,900	5,625
KLA-Tencor Corp.	25,000	1,167,414	26,586
Kroger Co./The	11,900	284,818	24,820
L-3 Communications Holdings, Inc.	10,500	755,309	49,201
Landstar System, Inc.	15,000	773,547	13,353
Lender Processing Services, Inc.	42,700	1,084,569	(33,295)
Lennox International, Inc.	2,300	119,720	1,076
Lincoln National Corp.	42,700	1,096,314	9,616
LKQ Corp.	10,400	193,192	26,248
Lockheed Martin Corp.	11,300	1,009,343	33,534
Loews Corp.	46,500	1,902,740	(7,865)
Lowe’s Cos, Inc.	134,800	3,774,983	1,013,113
LSI Corp.	400,500	2,996,224	(160,684)
Lyondellbasell Industries, Inc.	164,800	6,999,439	2,408,993
Macy’s, Inc.	73,000	2,779,645	68,815
Magellan Health Services, Inc.	12,800	596,611	30,589
Manpower, Inc.	50,300	1,870,076	264,656
Marathon Oil Corp.	103,900	2,683,175	502,399
Marsh & McLennan Cos, Inc.	17,800	580,861	32,705
Marvell Technology Group Ltd.	183,100	2,182,673	(853,367)
Mattel, Inc.	30,300	1,051,757	57,829
Maxim Integrated Products, Inc.	34,900	997,764	28,296
McDermott International, Inc.	237,200	2,470,876	143,068
McKesson Corp.	29,800	2,659,485	229,923
MeadWestvaco Corp.	28,400	804,841	100,267

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
MetroPCS Communications, Inc.	183,500	$1,757,289	$66,701
MGM Resorts International	50,300	548,162	37,330
Micron Technology, Inc.	165,400	1,076,690	(26,400)
Microsoft Corp.	4,100	122,718	(13,125)
MKS Instruments, Inc.	71,800	1,855,791	(4,787)
Mohawk Industries, Inc.	16,200	1,264,105	201,509
Molex, Inc.	18,700	457,949	53,122
Mondelez International, Inc.	36,300	956,706	(32,145)
Monsanto Co.	21,200	1,652,450	354,130
Monster Beverage Corp.	6,300	446,880	(113,736)
Motorola Solutions, Inc.	31,600	1,544,402	215,086
Murphy Oil Corp.	39,700	1,997,740	366,395
Nabors Industries Ltd.	135,300	1,970,764	(15,679)
National Oilwell Varco, Inc.	18,100	1,218,590	18,545
NCR Corp.	168,100	3,835,545	447,643
Neustar, Inc.	2,500	87,275	17,550
New York Times Co./The	7,300	49,125	13,144
Newell Rubbermaid, Inc.	36,600	715,700	99,382
Newfield Exploration Co.	10,700	357,318	(70,772)
News Corp.	233,100	5,214,165	739,209
NiSource, Inc.	7,200	178,607	601
Northrop Grumman Corp.	60,600	3,998,516	96,832
NorthWestern Corp.	1,100	39,775	(1,572)
NV Energy, Inc.	24,400	423,111	19,505
NVIDIA Corp.	132,400	1,712,634	(85,438)
NVR, Inc.	100	86,737	5,263
Occidental Petroleum Corp.	3,800	315,100	(23,982)
Oceaneering International, Inc.	35,300	1,764,732	134,055
OGE Energy Corp.	6,800	365,074	17,834
Oil States International, Inc.	3,500	267,996	(17,606)
Old Dominion Freight Line, Inc.	30,200	893,976	141,280
Olin Corp.	16,300	344,490	7,427
Omnicare, Inc.	16,500	557,378	38,272
Omnicom Group, Inc.	7,200	363,689	(3,977)
ON Semiconductor Corp.	244,300	1,573,153	149,162
Orchard Supply Hardware	99	188	(10)
O’Reilly Automotive, Inc.	9,100	830,616	(16,894)
Oshkosh Corp.	3,600	106,946	(206)
Owens & Minor, Inc.	4,500	126,298	1,997
Owens-Illinois, Inc.	92,300	1,976,950	(13,729)
Packaging Corp. of America	8,700	294,482	40,207
Pall Corp.	7,400	420,033	25,891
Panera Bread Co.	5,300	801,462	40,337
Parker Hannifin Corp.	15,100	1,161,852	122,554

The accompanying notes are an integral part of these financial statements.	(Continued)

82	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Patterson Cos, Inc.	18,400	$640,471	$(10,639)
Patterson-UTI Energy, Inc.	94,100	1,477,455	275,628
Paychex, Inc.	9,000	290,174	(9,914)
Penn National Gaming, Inc.	1,300	63,660	183
PerkinElmer, Inc.	16,400	436,496	84,040
PetSmart, Inc.	24,800	1,679,397	15,435
Pfizer, Inc.	82,600	1,995,223	76,385
PG&E Corp.	20,600	914,881	(87,173)
Pinnacle West Capital Corp.	11,000	577,672	(16,892)
Plains Exploration & Production Co.	36,100	1,361,430	333,104
PMC—Sierra, Inc.	117,100	709,405	(99,314)
PNC Financial Services Group, Inc.	20,700	1,283,589	(76,572)
PNM Resources, Inc.	18,700	371,126	12,411
Polaris Industries, Inc.	13,400	1,013,981	113,629
Polycom, Inc.	134,700	1,525,306	(116,344)
Popular, Inc.	29,926	510,860	111,302
Portland General Electric Co.	9,000	233,977	12,263
PPG Industries, Inc.	14,000	1,511,684	383,216
ProAssurance Corp.	11,800	527,353	(29,511)
Procter & Gamble Co.	11,500	732,503	48,232
Protective Life Corp.	62,900	1,751,778	45,904
Prudential Financial, Inc.	8,500	495,177	(41,872)
Public Service Enterprise Group, Inc.	19,200	616,860	(29,340)
Pulte Group, Inc.	135,700	1,695,521	768,791
PVH Corp.	12,700	1,211,404	198,423
QEP Resources, Inc.	8,600	256,284	4,038
QLogic Corp.	122,900	1,600,202	(404,385)
Quest Diagnostics, Inc.	600	34,676	286
RadioShack Corp.	178,100	685,175	(307,603)
RalCorp. Holdings, Inc.	4,500	399,654	3,771
Ralph Lauren Corp.	2,300	326,892	17,924
Raytheon Co.	64,700	3,596,756	127,376
Regal Entertainment Group	32,500	449,995	3,380
Regal-Beloit Corp.	5,300	370,184	3,307
Regions Financial Corp.	115,800	806,002	18,494
Reinsurance Group of America, Inc.	35,200	1,943,617	(59,713)
Reliance Steel & Aluminum Co.	55,700	2,966,273	492,697
Reynolds American, Inc.	1,700	69,397	1,034
Riverbed Technology, Inc.	103,000	1,841,706	189,454
Robert Half International, Inc.	10,900	282,593	64,245
Rock-Tenn Co.	100	6,460	531
Rockwell Automation, Inc.	6,300	492,969	36,168

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Rockwood Holdings, Inc.	3,100	$157,193	$(3,867)
Ross Stores, Inc.	56,700	3,526,839	(456,534)
RPC, Inc.	50,550	597,293	21,439
RPM International, Inc.	29,100	796,083	58,293
Ryder System, Inc.	32,700	1,393,956	238,755
Safeway, Inc.	23,600	417,956	8,968
SAIC, Inc.	4,900	58,218	(2,750)
Sally Beauty Holdings, Inc.	70,900	1,911,046	(239,933)
Sanderson Farms, Inc.	6,500	313,180	(4,105)
SEACOR Holdings, Inc.	11,900	1,054,657	(57,437)
Seagate Technology PLC	118,500	3,335,086	276,794
Sears Holdings Corp.	10,500	489,549	(55,269)
SEI Investments Co.	20,100	415,971	53,163
Sempra Energy	600	40,570	1,994
Service Corp. International	107,200	1,361,420	119,012
Shaw Group, Inc./The	27,800	761,631	534,127
Sherwin-Williams Co./The	6,700	892,208	138,386
Signet Jewelers Ltd.	39,500	1,942,578	166,722
SLM Corp.	130,000	2,051,494	175,406
SM Energy Co.	8,900	528,299	(63,630)
Smith Corp.	20,400	1,100,359	186,269
Snap-on, Inc.	14,200	949,827	171,831
Sohu.com, Inc.	21,200	885,866	117,742
Sonoco Products Co.	1,100	32,627	76
Spirit Aerosystems Holdings, Inc.	10,900	242,874	(57,901)
SPX Corp.	11,200	811,387	(25,707)
St. Jude Medical, Inc.	3,800	138,393	(1,061)
Starbucks Corp.	1,300	67,820	1,886
Starwood Hotels & Resorts Worldwide, Inc.	3,600	191,096	15,400
Steel Dynamics, Inc.	294,100	3,599,034	438,959
STERIS Corp.	3,000	102,654	1,536
SunTrust Banks, Inc.	22,900	657,828	(8,613)
Swift Energy Co.	35,600	643,268	(95,384)
Symantec Corp.	179,900	2,927,375	456,544
Synopsys, Inc.	44,800	1,359,761	66,671
TE Connectivity Ltd.	60,200	2,015,290	219,334
Tech Data Corp.	49,800	2,379,131	(111,737)
Teleflex, Inc.	6,100	393,839	41,152
Telephone & Data System	44,900	1,035,848	(41,762)
Tellabs, Inc.	507,900	1,909,852	(751,840)
Tempur Pedic Co.	19,000	534,126	64,184
Tesoro Corp.	28,900	1,156,605	116,440
Thermo Fisher Scientific, Inc.	14,000	897,498	(4,578)
Thoratec Corp.	60,300	2,000,971	261,485
TIBCO Software, Inc.	15,300	464,841	(128,088)
Time Warner Cable, Inc.	26,400	2,225,587	340,229
Timken Co.	75,400	3,569,362	37,020
TJX Cos, Inc.	58,200	2,516,089	(45,499)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	83

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Toll Brothers, Inc.	17,700	$575,065	$(2,824)
Torchmark Corp.	16,000	820,359	6,361
Total System Services, Inc.	57,100	1,329,726	(106,644)
Towers Watson & Co.	13,000	821,624	(90,894)
Tractor Supply Co.	10,900	1,032,283	(69,159)
Transdigm, Inc.	1,600	200,120	18,056
Transocean Ltd.	35,200	1,636,754	(65,074)
Travelers Cos, Inc./The	11,500	776,907	49,023
TRW Automotive Holdings Corp.	26,500	1,247,798	172,867
Tupperware Brands Corp.	27,900	1,592,776	195,614
Tyco International Ltd.	102,300	2,832,830	159,445
Tyson Foods, Inc.	75,400	1,283,494	179,266
UGI Corp.	1,600	46,848	5,488
Ultra Salon, Inc.	7,100	643,076	54,570
Union Pacific Corp.	7,500	914,489	28,411
Unit Corp.	27,300	1,084,727	145,138
United Parcel Service, Inc.	7,300	532,334	5,895
United States Steel Corp.	121,500	2,610,597	289,608
United Technologies Corp.	200	15,602	800
Universal Corp.	100	5,164	(173)
Universal Health Services, Inc.	30,400	1,243,962	225,878
Unum Group	80,800	1,572,616	109,640
URS Corp.	32,100	1,196,969	63,277
US BanCorp.	19,600	625,750	274
Valero Energy Corp.	43,100	1,239,939	230,633
Validus Holding Ltd.	37,800	1,262,579	44,545
Valmont Industries, Inc.	2,400	312,501	15,219
Valspar Corp.	23,200	1,218,330	229,350
Verisk Analytics, Inc.	5,200	251,000	14,200
Verizon Communications, Inc.	28,500	1,265,898	(32,703)
Vertex Pharmaceuticals, Inc.	80,700	3,838,858	(454,300)
Viacom, Inc.	4,400	208,808	23,248
ViroPharma, Inc.	800	18,536	(328)
Vishay Intertechnology, Inc.	37,300	363,563	32,936
WABCO Holdings, Inc.	42,100	2,393,180	351,319
Wabtec Corp.	4,800	356,047	64,145
Wal-Mart Stores, Inc.	12,600	908,599	(48,901)
Walt Disney Co./The	12,400	607,127	10,269
Warnaco Group, Inc./The	8,300	433,657	160,374
Warner Chilcott PLC	387,300	5,693,895	(1,030,803)
Washington Post Co./The	1,800	641,142	16,236
Waste Management, Inc.	2,200	73,512	716
Waters Corp.	500	41,133	2,427
Watson Pharmaceuticals, Inc.	7,800	634,268	36,533
Weatherford International Ltd.	9,100	105,478	(3,649)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Webster Financial Corp.	10,500	$223,915	$(8,140)
WellPoint, Inc.	2,900	183,560	(6,892)
Wells Fargo & Co.	51,200	1,695,784	54,232
Werner Enterprises, Inc.	6,000	142,532	(12,512)
Western Digital Corp.	114,800	4,234,559	643,293
WGL Holdings, Inc.	900	35,298	(27)
Whirlpool Corp.	37,400	2,883,105	922,345
Whiting Petroleum Corp.	34,100	1,610,065	(131,148)
Williams-Sonoma, Inc.	27,400	1,022,616	176,683
Wisconsin Energy Corp.	18,100	726,265	(59,280)
Wolverine World Wide, Inc.	8,700	365,395	(8,869)
WR Grace & Co.	36,000	2,114,189	306,091
Wyndham Worldwide Corp.	46,800	2,411,178	79,050
Xcel Energy, Inc.	10,900	303,802	(12,663)
Xerox Corp.	14,500	102,892	(4,002)
Yahoo!, Inc.	298,000	5,236,183	694,017
Zimmer Holdings, Inc.	11,700	744,666	35,256

			30,501,898

Total of Long Equity Positions			30,511,337

Short Positions

Switzerland
Pentair Ltd.	(45,610)	(1,959,131)	(282,601)

United States
Abercrombie & Fitch Co.	(44,200)	(1,734,363)	(385,911)
ACME Packet, Inc.	(101,700)	(1,958,526)	(291,078)
Activision Blizzard, Inc.	(48,500)	(560,852)	45,782
Actuant Corp.	(40,200)	(1,098,174)	(23,808)
Adobe Systems, Inc.	(24,500)	(782,306)	(140,854)
ADTRAN, Inc.	(133,300)	(3,317,906)	713,224
Advanced Micro Device	(694,100)	(2,088,938)	423,098
Aetna, Inc.	(4,000)	(186,704)	1,504
Air Products & Chemicals, Inc.	(5,200)	(425,608)	(11,296)
Alere, Inc.	(37,700)	(712,279)	14,829
Allegheny Technologies, Inc.	(27,000)	(838,863)	19,143
Allergan, Inc.	(13,100)	(1,150,133)	(51,530)
Alliance Data Systems Corp.	(15,600)	(2,045,032)	(213,224)
Altera Corp.	(55,500)	(1,895,241)	(16,179)
Amazon.com, Inc.	(14,300)	(3,215,962)	(375,340)
American Express Co.	(37,000)	(2,152,317)	25,557
AMETEK, Inc.	(5,300)	(178,663)	(20,458)
Amphenol Corp.	(24,000)	(1,335,138)	(217,662)
ANSYS, Inc.	(10,900)	(753,700)	19,694
Apache Corp.	(7,200)	(605,723)	40,523
Apollo Group, Inc.	(88,200)	(2,405,928)	560,784
Apple, Inc.	(3,900)	(2,296,533)	217,716
ARCH Capital Group, Inc.	(14,100)	(559,028)	(61,654)

The accompanying notes are an integral part of these financial statements.	(Continued)

84	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Arch Coal, Inc.	(400,700)	$(2,794,851)	$(138,273)
Aruba Networks, Inc.	(188,400)	(2,854,845)	(1,054,455)
Ashland, Inc.	(18,400)	(1,223,653)	(255,891)
Assured Guaranty Ltd.	(86,800)	(1,077,713)	(157,451)
athenahealth, Inc.	(11,900)	(899,403)	25,348
Atmel Corp.	(328,300)	(1,939,138)	(211,227)
Atwood Oceanics, Inc.	(21,300)	(890,024)	(85,303)
Autonation, Inc.	(10,500)	(402,076)	(14,774)
Avery Dennison Corp.	(9,200)	(278,606)	(42,658)
Avon Products, Inc.	(168,500)	(2,618,134)	198,474
Baker Hughes, Inc.	(81,200)	(3,516,060)	199,852
Bally Technologies, Inc.	(31,700)	(1,468,585)	51,278
Bank of America Corp	(26,700)	(209,113)	(100,607)
Bank of Hawaii	(4,300)	(209,643)	20,228
Bank of New York Mellon Corp./The	(32,600)	(720,157)	(117,663)
Barnes Group, Inc.	(12,900)	(311,502)	21,768
Baxter International, Inc.	(33,500)	(2,178,937)	(54,173)
Baytex Energy Corp.	(2,900)	(122,370)	(3,026)
BB&T Corp.	(900)	(28,158)	1,959
Berry Petroleum Co.	(13,500)	(548,438)	95,513
Bill Barrett Corp.	(44,600)	(1,012,849)	219,415
BioMarin Pharmaceutical, Inc.	(59,300)	(2,269,244)	(651,281)
Black Hills Corp.	(31,300)	(1,054,794)	(82,648)
BorgWarner, Inc.	(11,600)	(848,225)	17,433
Bristol-Myers Squibb Co.	(137,200)	(4,561,436)	90,088
Broadcom Corp.	(11,100)	(383,954)	15,323
Brookdale Senior Living	(51,600)	(924,499)	(382,013)
Cablevision Systems Corp.	(121,400)	(1,766,176)	(47,540)
CACI International, Inc.	(4,000)	(214,959)	(5,161)
Cadence Design Systems, Inc.	(5,400)	(61,695)	(11,259)
Calpine Corp.	(29,200)	(512,081)	(17,315)
Campbell Soup Co.	(10,300)	(337,575)	(21,792)
CarMax, Inc.	(158,400)	(4,742,145)	(1,204,191)
Carnival Corp.	(23,900)	(753,936)	(124,867)
Casey’s General Stores, Inc.	(1,400)	(80,350)	6,010
Cash America International, Inc.	(29,700)	(1,272,539)	94,340
Caterpillar, Inc.	(51,400)	(4,450,070)	(154,342)
Cavium, Inc.	(121,300)	(3,222,645)	(563,128)
Centene Corp.	(31,300)	(1,236,811)	(46,489)
CenturyLink, Inc.	(19,400)	(760,510)	1,582
Cepheid, Inc.	(74,100)	(2,854,554)	349,233
Cerner Corp.	(6,900)	(523,935)	(11,781)
CH Robinson Worldwide, Inc.	(31,400)	(1,845,747)	(139,361)
Charles Schwab Corp./The	(527,600)	(6,867,654)	(708,682)
Chart Industries, Inc.	(21,600)	(1,383,199)	(56,873)
Check Point Software	(27,800)	(1,323,021)	(1,371)
Cheesecake Factory, Inc.	(12,600)	(414,379)	2,107

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Chesapeake Energy Corp.	(208,200)	$(3,660,385)	$200,101
Childrens Place Retail Stores, Inc./The	(25,300)	(1,159,785)	39,248
Chipotle Mexican Grill, Inc.	(19,500)	(6,407,620)	607,150
Ciena Corp.	(103,300)	(1,350,452)	(271,358)
Cimarex Energy Co.	(13,700)	(802,434)	11,533
Cinncinnati Financial Corp.	(34,000)	(1,213,889)	(117,551)
Citigroup, Inc.	(21,100)	(780,647)	(54,069)
Citrix Systems, Inc.	(4,200)	(268,218)	(7,932)
City National Corp.	(6,200)	(317,070)	10,046
Clean Harbors, Inc.	(6,600)	(386,925)	23,859
Cliffs Natural Resources, Inc.	(208,600)	(7,773,936)	(269,680)
Clorox Co.	(2,000)	(149,517)	3,077
CMS Energy Corp.	(5,700)	(128,079)	(10,887)
Coach, Inc.	(146,800)	(8,355,975)	207,107
Coca-Cola Co./The	(65,500)	(2,472,710)	98,335
Cognizant Technology Solutions Corp.	(38,400)	(2,268,386)	(575,134)
Comerica, Inc.	(66,100)	(2,044,991)	39,517
Compass Minerals International, Inc.	(6,600)	(499,657)	6,571
Concho Resources, Inc.	(17,000)	(1,460,728)	91,208
Concur Technologies, Inc.	(47,600)	(3,052,560)	(161,392)
Consol Energy, Inc.	(164,500)	(5,120,133)	(160,317)
Continental Resources, Inc.	(23,900)	(1,739,642)	(16,769)
Core Laboratories NV	(20,400)	(2,437,353)	207,429
Cree, Inc.	(87,200)	(2,460,152)	(502,904)
Crown Castle International Corp.	(19,700)	(1,154,824)	(266,728)
Cubist Pharmaceutical Co.	(13,300)	(567,777)	8,379
Cullen Frost Bankers	(5,200)	(301,602)	19,398
CVR Energy, Inc.	(6,700)	(263,229)	(63,664)
Cymer, Inc.	(1,600)	(140,277)	(4,411)
Dana Holding Corp.	(97,700)	(1,304,973)	(220,124)
Danaher Corp.	(37,400)	(1,955,881)	(134,779)
Darden Restaurants, Inc.	(14,300)	(720,728)	76,227
Deckers Outdoor Corp.	(46,200)	(2,284,942)	424,468
Deere & Co.	(2,900)	(228,499)	(22,119)
Dell, Inc.	(175,600)	(1,764,067)	(14,761)
DENTSPLY International, Inc.	(25,900)	(988,656)	(37,243)
DeVry, Inc.	(75,000)	(1,753,705)	(26,045)
Diamond Offshore Drill	(2,600)	(159,609)	(17,087)
Dick’s Sporting Goods, Inc.	(16,200)	(802,717)	65,779
Discovery Communications, Inc.	(23,000)	(1,202,607)	(257,433)
Dominion Resources, Inc.	(42,500)	(2,232,168)	30,668

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	85

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Dow Chemical Co./The	(88,600)	$(2,818,571)	$(44,981)
DreamWorks Animation SKG, Inc.	(10,800)	(201,557)	22,601
Dril-Quip, Inc.	(4,600)	(309,554)	(26,476)
DSW, Inc.	(3,200)	(209,141)	(1,067)
Eagle Materials, Inc.	(4,300)	(172,172)	(79,378)
eBay, Inc.	(16,000)	(688,325)	(127,995)
Ecolab, Inc.	(36,600)	(2,443,626)	(187,914)
Edwards Lifesciences Corp.	(3,800)	(349,594)	6,948
EI du Pont de Nemours & Co.	(21,000)	(1,044,846)	100,476
Electronic Arts, Inc.	(90,600)	(1,236,430)	(79,988)
EMC Corp.	(26,400)	(696,342)	28,422
Emerson Electric Co.	(20,600)	(974,459)	(116,517)
Enerplus Corp.	(21,100)	(315,144)	41,688
EQT Corp.	(14,400)	(818,148)	(31,164)
Equinix, Inc.	(21,400)	(3,560,056)	(852,624)
Estee Lauder Cos., Inc./The	(300)	(17,997)	39
Exelon Corp.	(171,700)	(5,648,193)	541,835
Expeditors International of Washington, Inc.	(15,500)	(581,461)	(31,564)
F5 Networks, Inc.	(10,700)	(1,025,991)	(13,514)
Factset Research Systems, Inc.	(7,400)	(768,805)	117,161
Fairchild Semiconductor Co.	(26,700)	(369,829)	(14,651)
Family Dollar Stores, Inc.	(3,200)	(202,551)	(361)
Fastenal Co.	(100,900)	(4,369,404)	(341,617)
Federated Investors, Inc.	(4,300)	(89,412)	2,423
Fidelity National Financial, Inc.	(15,200)	(290,536)	(67,424)
Finisar Corp.	(365,600)	(4,967,818)	(991,462)
First Horizon National Corp.	(151,600)	(1,337,181)	(165,175)
FirstEnergy Corp.	(5,500)	(227,975)	(1,705)
FLIR Systems, Inc.	(82,900)	(1,687,000)	(162,499)
Flowers Foods, Inc.	(42,600)	(939,494)	(51,808)
Flowserve Corp.	(3,000)	(360,133)	(80,267)
Fluor Corp.	(3,500)	(190,834)	(14,756)
FMC Technologies, Inc.	(66,500)	(2,892,044)	43,849
Forest City Enterprises, Inc.	(176,000)	(2,645,610)	(196,790)
Fossil, Inc.	(26,100)	(1,854,784)	(575,126)
Franklin Resources, Inc.	(8,700)	(1,011,509)	(82,081)
Freeport-McMoRan Copper & Gold, Inc.	(101,900)	(3,745,897)	260,917
FTI Consulting, Inc.	(61,400)	(1,759,661)	(266,539)
Gannett Co., Inc.	(64,700)	(875,956)	(289,291)
Gardner Denver, Inc.	(3,900)	(278,942)	11,792
GATX Corp.	(17,900)	(725,528)	(49,542)
General Mills, Inc.	(9,700)	(378,079)	(13,898)
Genesee & Wyoming, Inc.	(12,100)	(701,047)	(219,521)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Gentex Corp.	(133,300)	$(2,473,089)	$(35,617)
Geo Group, Inc./The	(20,200)	(457,934)	(111,706)
Gilead Sciences, Inc.	(53,300)	(3,375,264)	(539,621)
Google, Inc.	(700)	(476,905)	(19,654)
GrafTech International Ltd.	(50,800)	(494,007)	16,995
Great Plains Energy, Inc.	(4,600)	(91,310)	(2,116)
Green Mountain Coffee Roasters, Inc.	(146,900)	(3,462,291)	(2,613,493)
Greenhill & Co., Inc.	(51,700)	(1,899,036)	(788,847)
Gulfport Energy Corp.	(59,100)	(1,545,383)	(713,419)
H&R Block, Inc.	(100,300)	(1,528,296)	(334,275)
Hain Celestial Group, Inc./The	(19,800)	(1,121,491)	47,935
Hancock Holding Co.	(13,400)	(408,242)	(17,074)
Hanesbrands, Inc.	(37,900)	(1,096,691)	(260,887)
Harley-Davidson, Inc.	(500)	(24,415)	(5)
Harris Corp.	(44,500)	(1,838,353)	(340,367)
Hartford Financial Services Group, Inc.	(47,100)	(819,136)	(237,788)
Hawaiian Electric Industries, Inc.	(3,100)	(77,919)	(15)
Helmerich & Payne, Inc.	(6,100)	(297,165)	(44,496)
Hertz Global Holdings, Inc.	(197,400)	(2,929,326)	(282,372)
Hewlett-Packard Co.	(145,200)	(2,678,455)	609,355
Hexcel Corp.	(61,700)	(1,571,564)	(91,868)
Hologic, Inc.	(40,100)	(785,119)	(18,084)
Hospira, Inc.	(50,500)	(1,697,630)	120,010
IDEX Corp.	(8,300)	(335,879)	(50,320)
IDEXX Laboratories, Inc.	(4,100)	(381,460)	980
IHS, Inc.	(9,200)	(926,991)	43,791
Illinois Tool Works, Inc.	(10,500)	(572,515)	(65,990)
Informatica Corp.	(77,200)	(2,340,566)	(138)
Intel Corp.	(74,500)	(1,491,851)	(45,084)
InterDigital, Inc.	(23,000)	(730,025)	(215,275)
International Business Machines Corp.	(3,300)	(672,120)	40,005
Interoil Corp.	(3,000)	(174,900)	8,310
Intersil Corp.	(38,000)	(311,354)	(3,666)
Intrepid Potash, Inc.	(116,200)	(2,524,042)	50,144
Intuitive Surgical, Inc.	(5,500)	(2,790,571)	93,536
IPG Photonics Corp.	(39,000)	(1,915,717)	(683,633)
Iron Mountain, Inc.	(30,486)	(873,766)	(72,824)
ITC Holdings Corp.	(12,200)	(873,319)	(64,983)
Jazz Pharmaceuticals Co.	(53,100)	(2,694,346)	(130,574)
JB Hunt Transport Services, Inc.	(11,900)	(661,190)	(49,359)
JC Penney Co., Inc.	(94,900)	(2,406,872)	536,393
Jefferies Group, Inc.	(69,500)	(933,993)	(356,622)
JetBlue Airways Corp.	(167,300)	(821,533)	(133,750)
Johnson & Johnson	(6,000)	(424,316)	3,716
Johnson Controls, Inc.	(172,000)	(4,822,706)	(457,694)
Joy Global, Inc.	(34,900)	(1,895,867)	(330,055)

The accompanying notes are an integral part of these financial statements.	(Continued)

86	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Juniper Networks, Inc.	(153,300)	$(2,730,658)	$(284,753)
Kellogg Co.	(30,600)	(1,568,761)	(140,249)
Kennametal, Inc.	(3,800)	(144,233)	(7,767)
Kirby Corp.	(43,100)	(2,287,793)	(379,666)
Knight Transportation, Inc.	(23,200)	(380,048)	40,632
Kohl’s Corp.	(44,900)	(2,265,557)	335,755
Laboratory Corp. of America Holdings	(9,200)	(801,195)	4,291
Lam Research Corp.	(27,700)	(1,022,529)	21,728
Lamar Advertising Co.	(52,200)	(1,433,441)	(589,309)
Las Vegas Sands Corp.	(84,400)	(3,634,744)	(261,160)
Leap Wireless International, Inc.	(250,900)	(1,443,244)	(225,241)
Legg Mason, Inc.	(52,000)	(1,239,616)	(97,824)
Leggett & Platt, Inc.	(33,000)	(682,753)	(215,507)
Lennar Corp.	(59,300)	(1,769,262)	(523,869)
Leucadia National Corp.	(21,400)	(459,194)	(49,912)
Level 3 Communications, Inc.	(8,400)	(179,882)	(14,242)
Lexmark International, Inc.	(14,800)	(347,259)	4,047
Liberty Global, Inc.	(9,300)	(589,373)	3,566
Life Technologies Corp.	(6,500)	(297,343)	(21,677)
Life Time Fitness, Inc.	(39,100)	(1,734,036)	(190,075)
LifePoint Hospitals, Inc.	(7,400)	(267,677)	(11,673)
Linear Technology Corp.	(9,800)	(300,944)	(35,196)
Lorillard, Inc.	(2,700)	(318,396)	3,387
Ltd. Brands, Inc.	(47,900)	(2,314,424)	60,250
Lufkin Industries, Inc.	(51,100)	(2,899,503)	(70,940)
Lululemon Athletica, Inc.	(64,900)	(4,346,418)	(600,909)
M&T Bank Corp.	(3,100)	(262,411)	(42,846)
Manitowoc Co., Inc./The	(127,400)	(1,464,139)	(533,493)
Markel Corp.	(2,000)	(869,226)	2,386
Marriott International, Inc.	(31,300)	(1,222,192)	55,641
Martin Marietta Materials, Inc.	(32,200)	(2,519,974)	(515,842)
Masco Corp.	(52,300)	(732,187)	(139,131)
Masimo Corp.	(46,800)	(1,023,537)	40,269
McCormick & Co., Inc.	(8,800)	(525,018)	(34,046)
McDonald’s Corp.	(9,400)	(838,105)	8,931
McGraw-Hill Cos, Inc./The	(3,200)	(179,410)	4,466
McMoRan Exploration Co.	(12,600)	(178,620)	(23,610)
MDU Resources Group, Inc.	(17,900)	(395,323)	15,127
Mednax, Inc.	(25,900)	(1,791,019)	(268,549)
Medtronic, Inc.	(10,000)	(380,300)	(29,900)
MEMC Electronic Materials, Inc.	(25,900)	(50,632)	(32,507)
Men’s Wearhouse, Inc./The	(41,600)	(1,285,554)	(10,702)
Merck & Co., Inc.	(14,600)	(607,496)	9,772

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
MetLife, Inc.	(38,000)	$(1,286,186)	$34,466
Mettler-Toledo International, Inc.	(6,900)	(1,086,830)	(246,940)
Micro Devices, Inc.	(202,400)	(802,263)	(104,489)
Microchip Technology	(17,600)	(560,486)	(13,098)
MICROS Systems, Inc.	(6,300)	(280,133)	12,761
Monster Worldwide, Inc.	(179,700)	(1,280,634)	270,720
Monster Worldwide, Inc.	(26,100)	(1,802,579)	82,850
Mosaic Co./The	(29,700)	(1,605,445)	(76,466)
MSC Industrial Direct Co., Inc.	(15,600)	(1,046,453)	(129,475)
Mylan, Inc.	(85,100)	(1,803,798)	(534,750)
National Fuel Gas Co.	(4,200)	(217,047)	4,149
Navistar International Corp.	(32,400)	(664,768)	(40,580)
NetApp, Inc.	(7,000)	(239,962)	5,112
Netflix, Inc.	(5,200)	(356,002)	(126,454)
NextEra Energy, Inc.	(3,000)	(192,450)	(15,120)
NII Holdings, Inc.	(152,500)	(1,308,624)	221,299
NIKE, Inc.	(36,600)	(1,744,271)	(144,289)
Noble Corp.	(31,100)	(1,054,378)	(28,524)
Noble Energy, Inc.	(100)	(8,668)	(1,506)
Nordson Corp.	(6,800)	(404,948)	(24,268)
Nordstrom, Inc.	(53,000)	(2,880,832)	45,332
Norfolk Southern Corp.	(200)	(12,508)	140
Northeast Utilities	(18,900)	(739,017)	405
Northern Trust Corp.	(9,800)	(445,292)	(46,276)
NRG Energy, Inc.	(92,608)	(1,658,643)	(470,415)
Nu Skin Enterprises	(30,500)	(1,409,491)	279,466
Nuance Communications, Inc.	(197,500)	(4,473,815)	65,615
Nucor Corp.	(30,100)	(1,117,916)	(181,802)
Old Republic International Corp.	(81,700)	(778,601)	(91,504)
Oneok, Inc.	(16,500)	(718,151)	12,776
Onyx Pharmaceuticals, Inc.	(35,500)	(2,551,674)	(129,641)
Oracle Corp.	(2,400)	(66,672)	(13,296)
Owens Corning	(77,800)	(2,569,166)	(308,656)
PACCAR, Inc.	(1,300)	(52,958)	(5,815)
Parametric Technology	(17,800)	(371,103)	(29,575)
Peabody Energy Corp.	(176,200)	(4,403,550)	(285,132)
Penn West Petroleum Corp.	(57,200)	(752,629)	131,437
Penske Automotive Group, Inc.	(42,900)	(1,090,553)	(200,308)
Pepco Holdings, Inc.	(9,800)	(187,135)	(5,043)
PepsiCo, Inc.	(10,400)	(729,210)	17,538
Perrigo Co.	(20,700)	(2,289,360)	135,939
Philip Morris International, Inc.	(8,100)	(685,121)	7,637
Pioneer Natural Resources Co.	(23,800)	(2,329,260)	(207,582)
Pitney Bowes, Inc.	(51,100)	(626,784)	83,080
Plantronics, Inc.	(5,600)	(177,645)	(28,827)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	87

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
PPL Corp.	(42,600)	$(1,239,761)	$20,123
Praxair, Inc.	(7,800)	(870,122)	16,412
Precision Castparts Corp.	(5,900)	(967,233)	(150,345)
priceline.com, Inc.	(1,300)	(832,629)	25,069
Principal Financial Group, Inc.	(21,600)	(581,387)	(34,645)
Progressive Corp./The	(154,900)	(3,444,284)	175,894
Prosperity Bancshares, Inc.	(3,200)	(145,071)	10,671
QUALCOMM, Inc.	(70,500)	(4,001,720)	(370,690)
Quality Systems, Inc.	(31,800)	(741,311)	189,263
Quanta Services, Inc.	(38,700)	(916,295)	(139,828)
Questar Corp.	(10,800)	(215,664)	2,256
Quicksilver Resources, Inc.	(18,700)	(58,368)	4,886
Rackspace Hosting, Inc.	(60,500)	(3,012,011)	(1,481,324)
Rambus, Inc.	(78,100)	(368,830)	(12,298)
Range Resources Corp.	(53,900)	(3,430,292)	43,755
Red Hat, Inc.	(7,800)	(426,073)	12,985
Rent-A-Center, Inc.	(13,400)	(449,629)	(10,795)
Republic Services, Inc.	(16,600)	(443,923)	(42,955)
ResMed, Inc.	(13,100)	(474,396)	(70,171)
Rockwell Collins, Inc.	(25,200)	(1,352,804)	(113,080)
Roper Industries, Inc.	(7,900)	(794,578)	(86,114)
Rosetta Resources, Inc.	(28,800)	(1,175,173)	(131,195)
Rovi Corp.	(59,100)	(1,008,048)	96,135
Rowan Co.	(28,800)	(902,350)	1,774
Saks, Inc.	(16,400)	(168,981)	(3,383)
Salesforce.com, Inc.	(41,900)	(5,772,750)	(1,270,640)
Salix Pharmaceutical Corp.	(67,700)	(3,356,385)	615,889
SanDisk Corp.	(106,800)	(3,917,550)	(734,658)
SandRidge Energy, Inc.	(217,790)	(1,423,034)	40,067
SBA Communications Corp.	(7,300)	(441,041)	(77,405)
SCANA Corp.	(1,200)	(54,972)	204
Schlumberger Ltd.	(28,500)	(2,004,402)	29,637
Schnitzer Steel Industries, Inc.	(7,600)	(261,605)	31,097
Scotts Miracle-Gro Co.	(12,200)	(522,859)	(14,551)
Scripps Networks Interactive, Inc.	(11,700)	(646,302)	(31,362)
Sealed Air Corp.	(110,200)	(1,777,720)	(151,882)
Sensata Technologies	(51,000)	(1,444,569)	(211,911)
Sigma-Aldrich Corp.	(10,100)	(723,213)	(19,945)
Signature Bank Co.	(9,500)	(586,750)	(90,980)
Silicon Laboratories, Inc.	(6,600)	(226,578)	(49,368)
Skyworks Solutions, Inc.	(38,600)	(962,713)	179,133
Smithfield Foods, Inc.	(61,200)	(1,233,467)	(86,617)
Solera Holdings, Inc.	(5,300)	(228,101)	(55,290)
Sotheby’s	(12,100)	(379,355)	(27,447)
Southern Co.	(33,400)	(1,487,038)	57,184
Southwest Airlines Co.	(24,100)	(202,617)	(44,167)
Southwestern Energy Co.	(114,900)	(3,621,947)	(216,862)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Spectra Energy Corp.	(2,700)	$(74,511)	$585
Stanley Black & Decker, Inc.	(20,500)	(1,425,389)	(90,996)
Staples, Inc.	(96,300)	(1,151,768)	53,948
State Street Corp.	(2,600)	(108,361)	(13,865)
Stericycle, Inc.	(4,100)	(355,163)	(27,244)
Stifel Financial Corp.	(25,400)	(833,090)	21,052
Strayer Education, Inc.	(5,400)	(304,477)	1,159
Stryker Corp.	(2,000)	(107,374)	(2,266)
Superior Energy Services, Inc.	(22,100)	(446,149)	(11,763)
SVB Financial Group	(14,900)	(879,673)	45,720
Synovus Financial Corp.	(1,332,000)	(2,680,085)	(583,315)
Sysco Corp.	(18,400)	(509,819)	(72,725)
T Rowe Price Group, Inc.	(23,600)	(1,409,583)	(127,485)
Take-Two Interactive Software, Inc.	(81,800)	(933,733)	33,115
Target Corp.	(11,600)	(691,852)	5,480
TCF Financial Corp.	(90,600)	(1,059,958)	(40,832)
TECO Energy, Inc.	(2,400)	(42,579)	2,355
Tenet Healthcare Corp.	(50,075)	(1,212,959)	(412,976)
Tenneco, Inc.	(29,700)	(862,414)	(180,353)
Teradata Corp.	(5,000)	(316,380)	6,930
Teradyne, Inc.	(7,200)	(110,108)	(11,500)
Terex Corp.	(5,200)	(91,758)	(54,414)
Texas Instruments, Inc.	(61,400)	(1,748,666)	(151,050)
Textron, Inc.	(29,500)	(761,253)	29,948
Tidewater, Inc.	(9,500)	(475,190)	50,730
Tiffany & Co.	(78,200)	(4,595,193)	111,205
Time Warner, Inc.	(34,400)	(1,352,238)	(293,114)
TreeHouse Foods, Inc.	(16,200)	(928,929)	84,423
Trimble Navigation Ltd.	(12,600)	(598,855)	(154,373)
Trinity Industries, Inc.	(5,200)	(182,126)	(4,138)
Triumph Group, Inc.	(14,900)	(929,433)	(43,537)
Ultra Petroleum Corp.	(87,900)	(1,883,898)	290,271
Under Armour, Inc.	(62,700)	(3,094,328)	51,497
United Continental Holdings, Inc.	(39,900)	(911,032)	(21,830)
United Natural Foods, Inc.	(7,500)	(397,284)	(4,641)
UnitedHealth Group, Inc.	(22,300)	(1,236,766)	27,214
Urban Outfitters, Inc.	(112,900)	(3,401,188)	(1,042,556)
Vail Resorts, Inc.	(15,900)	(706,697)	(153,334)
Valley National Bancorp.	(36,000)	(366,960)	32,160
ValueClick, Inc.	(59,900)	(976,810)	(185,849)
Varian Medical Systems, Inc.	(26,700)	(1,752,397)	(123,011)
VCA Antech, Inc.	(69,700)	(1,442,698)	(24,487)
Vectren Corp.	(400)	(11,600)	(160)
VeriSign, Inc.	(26,500)	(1,001,588)	(27,142)
VF Corp.	(2,600)	(401,285)	8,763

The accompanying notes are an integral part of these financial statements.	(Continued)

88	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Virgin Media, Inc.	(87,600)	$(2,189,179)	$(1,030,121)
Visa, Inc.	(10,300)	(1,254,329)	(306,945)
Volcano Corp.	(31,100)	(896,086)	161,815
Waddell & Reed Financial, Inc.	(26,700)	(830,264)	(99,430)
Walgreen Co.	(2,000)	(74,449)	429
Walter Energy, Inc.	(53,600)	(1,729,214)	(193,954)
Waste Connections, Inc.	(2,700)	(83,211)	(8,022)
Watsco, Inc.	(15,000)	(1,117,444)	(6,056)
Weight Watchers International, Inc.	(10,400)	(551,571)	7,027
Wendy’s Company/The	(22,900)	(107,274)	(356)
WESCO International, Inc.	(13,000)	(780,862)	(95,728)
Westar Energy, Inc.	(3,900)	(111,033)	(585)
Western Union Co./The	(257,100)	(3,861,426)	362,295
Whole Foods Market, Inc.	(200)	(18,536)	270
Williams Cos, Inc./The	(7,900)	(255,625)	(3,021)
Windstream Corp.	(24,700)	(258,269)	53,753
WMS Industries, Inc.	(10,700)	(175,704)	(11,546)
Woodward, Inc.	(23,600)	(902,627)	2,759
World Fuel Services	(3,400)	(126,749)	(13,229)
Worthington Industries, Inc.	(8,800)	(180,381)	(48,331)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
WR Berkley Corp.	(6,600)	$(253,435)	$4,351
WW Grainger, Inc.	(3,000)	(575,616)	(31,494)
Wynn Resorts Ltd.	(5,800)	(605,521)	(46,921)
Xilinx, Inc.	(11,800)	(394,895)	(28,725)
Yum! Brands, Inc.	(400)	(26,471)	(89)
Zions BanCorp.	(170,100)	(3,314,406)	(325,734)

			(33,022,035)

Total of Short Equity Positions			(33,304,636)

Total of Long and Short Equity Positions			(2,793,299)

Net Cash and Other Receivables/(Payables) (b)			(1,698,932)

Swaps, at Value			$(4,492,231)

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Money Market Fund is pledged as collateral to the broker in the amount of $98,015,710 at December 31, 2012.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2012	89

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

Total Return Basket Swaps* Outstanding at December 31, 2012

COUNTERPARTY	DESCRIPTION	TERMINATION DATES	VALUE (Note 3)
Morgan Stanley	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	07/24/2013 –09/30/2014	$2,764,991

*	See the accompanying “Additional Information — Total Return Basket Swaps” for further details.

Additional Information — Total Return Basket Swaps

The following table represents the individual long and short positions and related values within the total return basket swaps as of December 31, 2012.

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

Long Positions

Australia
CGA Mining Ltd.	548,129	$1,556,509	$(107,249)
Talison Lithium Ltd.	455,162	3,118,034	226,929

			119,680

Bermuda
Alterra Capital Holdings Ltd.	84,350	2,384,153	(6,326)
Orient-Express Hotels Ltd.	250,009	2,971,662	(49,057)

			(55,383)

Canada
Astral Media, Inc.	87,152	4,148,941	(98,436)
Brick Ltd./The	121,806	651,566	4,793
C&C Energia Ltd.	96,136	859,988	58,170
Celtic Exploration Ltd.	143,507	3,756,379	36,522
Inmet Mining Corp.	45,093	3,017,515	337,600
Nexen, Inc.	159,319	4,022,843	269,211
Queenston Mining, Inc.	51,388	238,191	13,919

			621,779

Israel
Retalix Ltd.	29,102	861,608	4,468

Netherlands
Mediq NV	57,306	968,647	3,635
TNT Express	353,785	3,904,395	47,745

			51,380

United States
American Greetings Corp.	198,469	$3,369,933	(17,792)
Ameristar Casinos, Inc.	20,453	536,171	516
Arbitron, Inc.	52,495	2,446,074	4,392
Cascade Corp.	33,135	2,146,565	(15,984)
Citizens Republic Bancorp, Inc.	235,312	4,487,491	(23,623)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
Clearwire Corp.	423,114	$1,224,086	$(1,287)
Compuware Corp.	88,363	951,451	9,055
Comverse Technology, Inc.	118,712	408,304	47,550
Coventry Health Care, Inc.	215,864	9,054,568	622,615
CreXus Investment Corp.	63,043	776,154	(3,877)
CVR Energy, Inc.	4,900	148,813	90,258
Cymer, Inc.	70,785	5,458,396	942,692
Energy Group, Inc.	67,336	4,383,481	8,173
Epoch Holding Corp.	111,523	3,094,882	16,610
Hudson City BanCorp., Inc.	1,189,205	9,639,937	28,300
Intermec, Inc.	79,016	775,904	3,194
Jefferies Group, Inc.	73,425	1,331,446	32,056
Kayak Software Corp.	75,247	2,990,504	(1,694)
KBW, Inc.	192,734	3,329,249	(380,419)
McMoRan Exploration Co.	104,681	1,618,024	62,106
NYSE Euronext	50,724	1,619,995	(20,160)
Oshkosh Corp.	14,253	430,759	(8,157)
Plains Exploration & Production Co.	85,187	3,824,201	174,477
PSS World Medical, Inc.	252,484	7,198,111	93,627
RalCorp. Holdings, Inc.	51,829	4,616,489	29,981
Robbins & Myers, Inc.	141,731	8,441,806	(15,898)
Shaw Group, Inc./The	123,889	5,192,458	582,008
Sunrise Senior Living, Inc.	268,545	3,841,835	19,842
Teavana Holdings, Inc.	200,159	3,025,767	76,697
TNS, Inc.	82,236	1,707,693	(2,941)
Warnaco Group, Inc./The	118,864	8,428,547	78,550

			2,430,867

Total of Long Equity Positions			3,172,791

The accompanying notes are an integral part of these financial statements.	(Continued)

90	AQR Funds	Annual Report	December 2012

Consolidated Schedule of Investments	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Positions
Canada
B2Gold Corp.	(413,766)	$(1,619,569)	$138,714
First Quantum Minerals Ltd.	(66,232)	(1,368,067)	(90,809)
Osisko Mining Corp.	(27,564)	(209,260)	(12,427)

			35,478

Colombia
Pacific Rubiales Energy Corp.	(33,309)	(743,482)	(30,391)

Netherlands
ASML Holding NV	(81,111)	(5,594,841)	370,482
Chicago Bridge & Iron Co. NV	(15,724)	(579,094)	(149,713)

			220,769

United States
Aetna, Inc.	(83,188)	(3,299,214)	(552,390)
FirstMerit Corp.	(320,128)	(4,618,586)	75,969
Freeport-McMoRan Copper & Gold, Inc.	(54,133)	(1,751,939)	(99,410)
IntercontinentalExchange, Inc.	(8,451)	(1,065,028)	18,709
Leucadia National Corp.	(60,985)	(1,426,170)	(24,663)
M&T Bank Corp.	(100,229)	(9,845,751)	(23,799)
Markel Corp.	(3,656)	(1,596,341)	11,758

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)

United States (continued)
priceline.com, Inc.	(1,152)	$(739,297)	$23,674
PVH Corp.	(21,741)	(2,403,925)	(9,543)
Stifel Financial Corp.	(23,337)	(718,890)	(27,193)
Verint Systems, Inc.	(15,207)	(407,568)	(38,909)

			(645,797)

Total of Short Equity Positions			(419,941)

Total of Long and Short Equity Positions			2,752,850

Net Cash and Other Receivables/(Payables)(b)			12,141

Swaps, at Value			$2,764,991

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Additional collateral for this position held with Morgan Stanley is included in the collateral noted in the other Morgan Stanley total return basket swap.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	91

Consolidated Statements of Assets and Liabilities	December 31, 2012

	AQR MANAGED FUTURES STRATEGY FUND**	AQR RISK-BALANCED COMMODITIES STRATEGY FUND**	AQR RISK PARITY FUND**
ASSETS:
Investments in securities, at cost	$2,433,054,334	$65,531,311	$960,565,376

Investments in securities, at value	$2,433,043,729	$65,531,200	$981,575,475
Cash (including foreign currency of $1,722,984, $– and $2,637,082, respectively)	3,541,197	—	2,818,195
Due from brokers	163,305,389	1,856,573	47,293,578
Unrealized appreciation on forward foreign currency exchange contracts	61,847,908	—	—
Swaps, at value	2,948,927	—	9,609,974
Unrealized appreciation on futures contracts	12,926,066	261,535	—
Receivables:
Dividends and interest	43,013	1,089	3,022,444
Capital shares sold	20,977,831	60,471	6,349,789
Prepaid expenses	148,238	15,706	66,201
Total Assets	2,698,782,298	67,726,574	1,050,735,656
LIABILITIES:
Due to brokers	27,871,488	387,299	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	3,352,548
Swaps, at value	1,097,767	1,692,614	3,412,022
Unrealized depreciation on futures contracts	—	—	2,370,598
Payables:
Securities purchased	—	—	180,000
Accrued Investment advisory fees	2,206,093	830	667,796
Accrued Distribution fees — Class N	108,577	432	35,269
Capital shares redeemed	2,369,243	13,198	734,996
Other accrued expenses and liabilities	851,933	95,086	368,312
Total Liabilities	34,505,101	2,189,459	11,121,541
Net Assets	$2,664,277,197	$65,537,115	$1,039,614,115

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$2,604,764,420	$66,968,305	$990,471,191
Undistributed (accumulated) net investment income (loss)	(1,795,380)	—	12,558,291
Undistributed (accumulated) net realized gain (loss)	(15,421,984)	—	22,311,734
Net unrealized appreciation (depreciation)	76,730,141	(1,431,190)	14,272,899
Net Assets	$2,664,277,197	$65,537,115	$1,039,614,115

NET ASSETS:
Class I	$2,136,959,054	$63,330,812	$868,660,662
Class N	527,318,143	2,206,303	170,953,453
SHARES OUTSTANDING:
Class I	218,555,645	6,413,854	75,596,068
Class N	54,190,271	223,691	14,906,004
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class I	$9.78	$9.87	$11.49
Class N	$9.73	$9.86	$11.47

Foreign currency at cost of $1,638,472, $– and $2,629,598, respectively.

**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

92	AQR Funds	Annual Report	December 2012

Consolidated Statements of Assets and Liabilities	December 31, 2012

	AQR RISK PARITY II MV FUND**	AQR RISK PARITY II HV FUND**	AQR MULTI- STRATEGY ALTERNATIVE FUND**
ASSETS:
Investments in securities, at cost	$23,808,865	$31,476,415	$894,414,195

Investments in securities, at value*	$23,931,398	$31,654,494	$956,078,280
Cash (including foreign currency of $12,026, $(2,182) and $1,828,720, respectively)	2,624,423	1,301,173	1,828,720
Due from brokers	1,489,729	1,925,945	398,533,539
Unrealized appreciation on forward foreign currency exchange contracts	—	—	8,134,953
Swaps, at value	2,510	4,706	4,623,240
Unrealized appreciation on futures contracts	—	—	3,944,759
Receivables:
Securities sold	—	—	569,887
Foreign tax reclaim	—	—	163,300
Dividends and interest	66,339	89,317	899,605
Capital shares sold	5,419,184	79,482	9,581,937
Due from Investment Advisor	92,340	90,647	—
Prepaid expenses	29,191	29,301	45,835
Total Assets	33,655,114	35,175,065	1,384,404,055
LIABILITIES:
Securities sold short, at value (proceeds $–, $– and $479,705,517, respectively)	—	—	519,958,833
Options written, at value (proceeds $–, $– and $35,916, respectively)	—	—	28,856
Reverse repurchase agreements, at value	—	10,589,890	—
Due to custodian	—	—	2,768,008
Unrealized depreciation on forward foreign currency exchange contracts	44,398	98,231	—
Swaps, at value	9,227	60,502	1,948,199
Unrealized depreciation on futures contracts	8,279	15,426	—
Payables:
Securities purchased	1,277,596	2,300,456	4,194,119
Collateral received on securities loaned	—	—	1,238,191
Accrued Investment advisory fees	—	—	1,288,356
Accrued Distribution fees — Class N	557	883	7,701
Capital shares redeemed	—	—	910,895
Dividends and interest payable on securities sold short	—	—	274,469
Interest payable for reverse repurchase agreements	—	890	—
Other accrued expenses and liabilities	62,492	50,313	420,401
Total Liabilities	1,402,549	13,116,591	533,038,028
Net Assets	$32,252,565	$22,058,474	$851,366,027

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$32,057,873	$21,824,849	$835,456,459
Undistributed (accumulated) net investment income (loss)	64,137	73,283	(5,193,502)
Undistributed (accumulated) net realized gain (loss)	66,086	149,726	(14,168,417)
Net unrealized appreciation (depreciation)	64,469	10,616	35,271,487
Net Assets	$32,252,565	$22,058,474	$851,366,027

NET ASSETS:
Class I	$29,993,223	$16,253,630	$808,261,775
Class N	2,259,342	5,804,844	43,104,252
SHARES OUTSTANDING:
Class I	2,950,196	1,591,812	81,626,174
Class N	221,957	567,306	4,359,055
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class I	$10.17	$10.21	$9.90
Class N	$10.18	$10.23	$9.89

Foreign currency at cost of $11,942, $(2,234) and $1,818,706, respectively.

*	Investments in securities includes the market value of securities out on loan of $–, $– and $1,217,790, respectively.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	93

Consolidated Statements of Operations	December 31, 2012

	AQR MANAGED FUTURES STRATEGY FUND**	AQR RISK-BALANCED COMMODITIES STRATEGY FUND**	AQR RISK PARITY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE PERIOD 07/09/12*-12/31/12	FOR THE YEAR ENDED DECEMBER 31, 2012
INVESTMENT INCOME:
Dividend income†	$75,847	$2,043	$63,274
Interest income	140,714	80	6,437,704
Total Income	216,561	2,123	6,500,978
EXPENSES:
Investment advisory fees	19,150,312	97,255	5,288,569
Shareholder servicing fees	—	40,523	—
Custody, administration & accounting fees	892,942	16,586	329,545
Legal fees	105,601	8,462	67,520
Audit & tax fees	109,275	98,840	138,431
Shareholder reporting fees	269,816	4,171	59,504
Transfer agent fees	1,878,660	14,005	435,020
Trustee fees	104,264	422	37,847
Organization and offering costs	—	56,092	—
Distribution fees — Class N	1,129,440	1,476	276,893
Recoupment of waiver	87,813	—	198,237
Registration fees	114,301	22,002	55,083
Other fees	271,221	13,134	125,553
Total Expenses	24,113,645	372,968	7,012,202

Less waivers:
Investment advisory fees waived	(77,598)	(97,255)	(34,933)
Shareholder servicing fees waived	—	(40,523)	—
Expense reimbursements	—	(63,132)	—
Net Expenses	24,036,047	172,058	6,977,269
Net Investment Income (Loss)	(23,819,486)	(169,935)	(476,291)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	(795)	87	(593,456)
Foreign currency and foreign currency translations	180,819	—	(267,659)
Forward foreign currency exchange contracts	39,914,761	—	589,108
Futures contracts	12,352,467	13,670	19,995,601
Securities sold short	511	—	—
Swap and swaps on futures contracts	(9,398,634)	(763,125)	62,150,269
Net realized gain (loss)	43,049,129	(749,368)	81,873,863
Net change in unrealized appreciation (depreciation) on:
Investments in securities	(10,605)	(111)	22,331,583
Foreign currency and foreign currency translations	172,920	—	152,792
Forward foreign currency exchange contracts	53,311,170	—	(4,546,302)
Futures contracts	(6,820,417)	261,535	(1,392,980)
Swap and swaps on futures contracts	2,678,315	(1,692,614)	(9,134,220)
Net change in unrealized appreciation (depreciation)	49,331,383	(1,431,190)	7,410,873
Net gain (loss) and change in unrealized appreciation (depreciation)	92,380,512	(2,180,558)	89,284,736
Net increase (decrease) in net assets resulting from operations	$68,561,026	$(2,350,493)	$88,808,445

† Net of foreign taxes withheld of	$—	$—	$141
*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

94	AQR Funds	Annual Report	December 2012

Consolidated Statements of Operations	December 31, 2012

	AQR RISK PARITY II MV FUND**	AQR RISK PARITY II HV FUND**	AQR MULTI- STRATEGY ALTERNATIVE FUND**
	FOR THE PERIOD 11/05/12*-12/31/12	FOR THE PERIOD 11/05/12*-12/31/12	FOR THE YEAR ENDED DECEMBER 31, 2012
INVESTMENT INCOME:
Dividend income†	$17	$—	$5,011,116
Interest income	24,000	32,274	4,877,026
Securities lending income, net	—	—	1,052
Total Income	24,017	32,274	9,889,194
EXPENSES:
Investment advisory fees	10,888	14,027	10,344,540
Shareholder servicing fees	5,444	5,010	—
Custody, administration & accounting fees	2,506	2,460	347,717
Legal fees	1,134	1,134	43,095
Audit & tax fees	103,271	103,271	142,811
Shareholder reporting fees	1,284	1,284	55,583
Transfer agent fees	2,540	2,286	434,983
Trustee fees	167	167	29,293
Organization and offering costs	3,060	3,060	—
Distribution fees — Class N	749	1,095	79,960
Dividends and interest on securities sold short and reverse repurchase agreement	—	2,524	8,529,206
Other fees	6,291	6,290	233,077
Total Expenses	137,334	142,608	20,240,265

Less waivers:
Investment advisory fees waived	(10,888)	(14,027)	(505,508)
Shareholder servicing fees waived	(5,444)	(5,010)	—
Expense reimbursements	(99,563)	(96,888)	—
Net Expenses	21,439	26,683	19,734,757
Net Investment Income (Loss)	2,578	5,591	(9,845,563)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	(9,840)	2,308	(4,327,497)
Foreign currency and foreign currency translations	4,179	(2,168)	(357,756)
Forward foreign currency exchange contracts	(47,570)	(63,479)	9,133,934
Futures contracts	206,799	333,858	(11,794,288)
Securities sold short	—	—	(10,756,429)
Swap and swaps on futures contracts	6,459	20,200	6,144,568
Written options	—	—	290,594
Net realized gain (loss)	160,027	290,719	(11,666,874)
Net change in unrealized appreciation (depreciation) on:
Investments in securities	122,533	178,079	62,430,362
Foreign currency and foreign currency translations	1,330	1,990	483,319
Forward foreign currency exchange contracts	(44,398)	(98,231)	8,757,491
Futures contracts	(8,279)	(15,426)	3,034,795
Securities sold short	—	—	(40,840,903)
Swap and swaps on futures contracts	(6,717)	(55,796)	608,569
Written options	—	—	7,060
Net change in unrealized appreciation (depreciation)	64,469	10,616	34,480,693
Net gain (loss) and change in unrealized appreciation (depreciation)	224,496	301,335	22,813,819
Net increase (decrease) in net assets resulting from operations	$227,074	$306,926	$12,968,256

† Net of foreign taxes withheld of	$—	$—	$629,837
*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	95

Consolidated Statements of Changes in Net Assets	December 31, 2012

	AQR MANAGED FUTURES STRATEGY FUND **		AQR RISK- BALANCED COMMODITIES STRATEGY FUND **
	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE PERIOD 7/09/12*-12/31/12
OPERATIONS:
Net investment income (loss)	$(23,819,486)	$(17,478,823)	$(169,935)
Net realized gain (loss)	43,049,129	(76,560,349)	(749,368)
Net change in unrealized appreciation (depreciation)	49,331,383	7,087,652	(1,431,190)
Net increase (decrease) in net assets resulting from operations	68,561,026	(86,951,520)	(2,350,493)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(13,405,142)	(4,266,973)	—
Class N	(3,993,493)	(878,801)	—
Total	(17,398,635)	(5,145,774)	—
Net realized gain:
Class I	—	(4,032,084)	—
Class N	—	(1,840,539)	—
Total	—	(5,872,623)	—
Total distributions	(17,398,635)	(11,018,397)	—

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	1,395,656,377	729,947,536	77,004,032
Reinvestment of distributions	10,360,005	7,389,845	—
Cost of shares redeemed	(387,573,411)	(246,691,399)	(11,390,971)
Redemption fees	—	20,254	—
Net increase (decrease) from capital transactions	1,018,442,971	490,666,236	65,613,061
CLASS N
Proceeds from shares sold	330,844,230	423,947,640	3,507,402
Reinvestment of distributions	3,925,643	2,697,407	—
Cost of shares redeemed	(295,614,412)	(192,116,250)	(1,232,855)
Redemption fees	—	10,871	—
Net increase (decrease) from capital transactions	39,155,461	234,539,668	2,274,547
Net increase (decrease) in net assets resulting from capital transactions	1,057,598,432	725,205,904	67,887,608
Total increase (decrease) in net assets	1,108,760,823	627,235,987	65,537,115

NET ASSETS:
Beginning of period	1,555,516,374	928,280,387	—
End of period	$2,664,277,197	$1,555,516,374	$65,537,115

Undistributed accumulated net investment income (loss) at end of year	$(1,795,380)	$17,343,520	$—

The accompanying notes are an integral part of these financial statements.	(continued on p. 95)

96	AQR Funds	Annual Report	December 2012

Consolidated Statements of Changes in Net Assets	December 31, 2012

	AQR MANAGED FUTURES STRATEGY FUND **		AQR RISK- BALANCED COMMODITIES STRATEGY FUND **
	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE PERIOD 7/09/12*-12/31/12
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	112,731,031	63,824,670	—
Shares sold	145,328,092	73,078,580	7,499,229
Shares issued on reinvestment of distributions	1,075,795	763,414	—
Shares redeemed	(40,579,273)	(24,935,633)	(1,085,375)
Shares outstanding, end of period	218,555,645	112,731,031	6,413,854
CLASS N
Shares outstanding, beginning of period	49,946,509	26,365,662	—
Shares sold	34,790,824	42,737,324	340,691
Shares issued on reinvestment of distributions	409,770	279,235	—
Shares redeemed	(30,956,832)	(19,435,712)	(117,000)
Shares outstanding, end of period	54,190,271	49,946,509	223,691

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	97

Consolidated Statements of Changes in Net Assets	December 31, 2012

	AQR RISK PARITY FUND**		AQR RISK PARITY II MV FUND**	AQR RISK PARITY II HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE PERIOD 11/05/12*-12/31/12	FOR THE PERIOD 11/05/12*-12/31/12
OPERATIONS:
Net investment income (loss)	$(476,291)	$654,398	$2,578	$5,591
Net realized gain (loss)	81,873,863	(838,017)	160,027	290,719
Net change in unrealized appreciation (depreciation)	7,410,873	6,649,361	64,469	10,616
Net increase (decrease) in net assets resulting from operations	88,808,445	6,465,742	227,074	306,926

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(9,796,702)	(5,049,564)	(16,427)	(36,666)
Class N	(1,584,812)	(1,569,186)	—	(4,075)
Total	(11,381,514)	(6,618,750)	(16,427)	(40,741)
Net realized gain:
Class I	(32,256,921)	(66,070)	—	—
Class N	(6,624,667)	(21,926)	—	—
Total	(38,881,588)	(87,996)	—	—
Total distributions	(50,263,102)	(6,706,746)	(16,427)	(40,741)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	669,000,824	353,204,416	38,864,832	15,978,772
Contributions from service provider or Advisor	—	305,701	—	—
Reinvestment of distributions	35,264,133	4,940,908	16,427	36,666
Cost of shares redeemed	(206,439,327)	(34,286,993)	(9,067,579)	(1,270)
Redemption fees	—	2,899	—	—
Net increase (decrease) from capital transactions	497,825,630	324,166,931	29,813,680	16,014,168
CLASS N
Proceeds from shares sold	132,332,404	96,623,560	3,242,604	6,140,990
Contributions from service provider or Advisor	—	48,325	—	—
Reinvestment of distributions	8,172,729	729,224	—	4,075
Cost of shares redeemed	(26,348,713)	(56,223,377)	(1,014,366)	(366,944)
Redemption fees	—	518	—	—
Net increase (decrease) from capital transactions	114,156,420	41,178,250	2,228,238	5,778,121
Net increase (decrease) in net assets resulting from capital transactions	611,982,050	365,345,181	32,041,918	21,792,289
Total increase (decrease) in net assets	650,527,393	365,104,177	32,252,565	22,058,474

NET ASSETS:
Beginning of period	389,086,722	23,982,545	—	—
End of period	$1,039,614,115	$389,086,722	$32,252,565	$22,058,474

Undistributed accumulated net investment income (loss) at end of year	$12,558,291	$(3,415,164)	$64,137	$73,283

The accompanying notes are an integral part of these financial statements.	(continued on p. 97)

98	AQR Funds	Annual Report	December 2012

Consolidated Statements of Changes in Net Assets	December 31, 2012

	AQR RISK PARITY FUND**		AQR RISK PARITY II MV FUND**	AQR RISK PARITY II HV FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE PERIOD 11/05/12*-12/31/12	FOR THE PERIOD 11/05/12*-12/31/12

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	31,791,062	1,240,567	—	—
Shares sold	58,917,029	33,312,865	3,844,193	1,588,338
Shares issued on reinvestment of distributions	3,071,788	473,267	1,620	3,599
Shares redeemed	(18,183,811)	(3,235,637)	(895,617)	(125)
Shares outstanding, end of period	75,596,068	31,791,062	2,950,196	1,591,812
CLASS N
Shares outstanding, beginning of period	4,868,266	1,094,489	—	—
Shares sold	11,658,773	9,042,347	321,962	602,901
Shares issued on reinvestment of distributions	713,153	70,051	—	399
Shares redeemed	(2,334,188)	(5,338,621)	(100,005)	(35,994)
Shares outstanding, end of period	14,906,004	4,868,266	221,957	567,306

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	99

Consolidated Statements of Changes in Net Assets	December 31, 2012

	AQR MULTI-STRATEGY ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE PERIOD 7/18/11*-12/31/11
OPERATIONS:
Net investment income (loss)	$(9,845,563)	$(795,745)
Net realized gain (loss)	(11,666,874)	(2,880,941)
Net change in unrealized appreciation (depreciation)	34,480,693	790,794
Net increase (decrease) in net assets resulting from operations	12,968,256	(2,885,892)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,085,248)	(937,657)
Class N	—	(105,452)
Total	(1,085,248)	(1,043,109)
Net realized gain:
Class I	(1,191,421)	—
Class N	(54,608)	—
Total	(1,246,029)	—
Total distributions	(2,331,277)	(1,043,109)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	682,299,842	294,713,422
Reinvestment of distributions	1,825,572	908,123
Cost of shares redeemed	(142,988,282)	(35,134,145)
Net increase (decrease) from capital transactions	541,137,132	260,487,400
CLASS N
Proceeds from shares sold	39,666,094	56,013,187
Reinvestment of distributions	54,570	105,452
Cost of shares redeemed	(41,973,512)	(10,832,274)
Net increase (decrease) from capital transactions	(2,252,848)	45,286,365
Net increase (decrease) in net assets resulting from capital transactions	538,884,284	305,773,765
Total increase (decrease) in net assets	549,521,263	301,844,764

NET ASSETS:
Beginning of period	301,844,764	—
End of period	$851,366,027	$301,844,764

Undistributed accumulated net investment income (loss) at end of year	$(5,193,502)	$(1,092,123)

The accompanying notes are an integral part of these financial statements.	(continued on p. 99)

100	AQR Funds	Annual Report	December 2012

Consolidated Statements of Changes in Net Assets	December 31, 2012

	AQR MULTI-STRATEGY ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE PERIOD 7/18/11*-12/31/11
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	26,521,933	—
Shares sold	69,512,527	30,030,309
Shares issued on reinvestment of distributions	184,399	93,141
Shares redeemed	(14,592,685)	(3,601,517)
Shares outstanding, end of period	81,626,174	26,521,933
CLASS N
Shares outstanding, beginning of period	4,608,787	—
Shares sold	4,042,219	5,701,028
Shares issued on reinvestment of distributions	5,529	10,815
Shares redeemed	(4,297,480)	(1,103,056)
Shares outstanding, end of period	4,359,055	4,608,787

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	101

Statement of Cash flows	December 31, 2012

AQR RISK PARITY II HV FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$306,926
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) in operating activities:
Payments to purchase securities	(31,496,543)
Proceeds from sale of securities	609
Realized gain on investments in securities	(2,308)
Change in unrealized appreciation on investments in securities	(178,079)
Amortization of bond premium	21,827
Increases in operating assets:
Due from brokers	(1,925,945)
Swaps, at value	(4,706)
Dividends and interest	(89,317)
Expense reimbursement due from Advisor	(90,647)
Prepaid expenses	(29,301)
Increases in operating liabilities
Unrealized depreciation on forward foreign currency exchange contracts	98,231
Swaps, at value	60,502
Unrealized depreciation on futures contracts	15,426
Payable for securities purchased	2,300,456
Accrued Distribution fees — Class N	883
Interest Payable	890
Other accrued expenses	50,313
Net cash used in operating activities	$(30,960,783)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	22,040,280
Net change in reverse repurchase agreement	10,589,890
Payments on shares redeemed	(368,214)
Net cash provided by financing activities	$32,261,956
Net change in cash	1,301,173
Cash, beginning of period	—
Cash, end of period	$1,301,173

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $1,634.

The accompanying notes are an integral part of these financial statements.

102	AQR Funds	Annual Report	December 2012

Statement of Cash flows	December 31, 2012

AQR MULTI-STRATEGY ALTERNATIVE FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$12,968,256
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) in operating activities:
Payments to purchase securities	(998,184,370)
Payments to cover short securities	(239,318,059)
Proceeds from securities sold short	644,340,420
Proceeds from sale of securities	213,762,654
Realized loss on investments in securities	4,327,497
Realized loss on securities sold short and written options	10,465,835
Change in unrealized appreciation on investments in securities	(62,430,362)
Change in unrealized depreciation on securities sold short and written options	40,833,843
Accretion of bond discount	(104,027)
(Increase)/Decreases in operating assets:
Due from brokers	(300,985,834)
Unrealized appreciation on forward foreign currency exchange contracts	(8,134,953)
Swaps, at value	(3,792,418)
Unrealized appreciation on futures contracts	(3,034,795)
Receivable for securities sold	392,868
Foreign tax reclaim	(163,300)
Dividends and interest	(202,015)
Prepaid expenses	(7,685)
(Decrease)/Increases in operating liabilities
Due to broker/custodian	2,344,637
Unrealized depreciation on forward foreign currency exchange contracts	(622,538)
Swaps, at value	1,562,788
Payable for securities purchased	3,168,497
Collateral received on securities loaned	1,238,191
Accrued Investment advisory fees	1,071,592
Accrued Distribution fees — Class N	1,221
Dividends on securities sold short	231,292
Other accrued expenses	212,100
Net cash used in operating activities	$(680,058,665)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	713,290,258
Payments on shares redeemed	(188,114,553)
Cash distributions paid	(451,135)
Net cash provided by financing activities	$524,724,570
Net change in cash	(155,334,095)
Cash, beginning of year	157,162,815
Cash, end of year	$1,828,720

Supplemental disclosure of cash flow information:

Cash paid during the year for interest in the amount of $1,940,366.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	103

Financial Highlights	December 31, 2012

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains		Total Distributions
AQR MANAGED FUTURES STRATEGY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$9.57	(0.12)	0.40	0.28	(0.07)	—		(0.07)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$10.30	(0.12)	(0.53)	(0.65)	(0.04)	(0.04)		(0.08)
FOR THE PERIOD ENDED 1/06/10[6]—12/31/10 †,5	$10.00	(0.12)	0.66	0.54	(0.09)	(0.15)		(0.24)
AQR MANAGED FUTURES STRATEGY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$9.55	(0.14)	0.39	0.25	(0.07)	—		(0.07)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$10.28	(0.15)	(0.52)	(0.67)	(0.02)	(0.04)		(0.06)
FOR THE PERIOD ENDED 1/06/10[6]—12/31/10 †,5	$10.00	(0.15)	0.66	0.51	(0.08)	(0.15)		(0.23)
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS I
FOR THE PERIOD ENDED 7/09/12[6]—12/31/12 [5]	$10.00	(0.05)	(0.08)	(0.13)	—	—		—
AQR RISK-BALANCED COMMODITIES STRATEGY FUND CLASS N
FOR THE PERIOD ENDED 7/09/12[6]—12/31/12 [5]	$10.00	(0.06)	(0.08)	(0.14)	—	—		—
AQR RISK PARITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$10.62	—	1.49	1.49	(0.14)	(0.48)		(0.62)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$10.28	0.04	0.51	0.55	(0.21)	(0.00)	[7]	(0.21)
FOR THE PERIOD ENDED 9/30/10[6]—12/31/10	$10.00	0.02	0.38	0.40	(0.12)	—		(0.12)
AQR RISK PARITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$10.59	(0.03)	1.50	1.47	(0.11)	(0.48)		(0.59)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$10.27	0.03	0.49	0.52	(0.20)	(0.00)	[7]	(0.20)
FOR THE PERIOD ENDED 9/30/10[6]—12/31/10 †	$10.00	0.01	0.38	0.39	(0.12)	—		(0.12)
AQR RISK PARITY II MV FUND CLASS I
FOR THE PERIOD ENDED 11/05/12[6]—12/31/12 [5]	$10.00	—	0.19	0.19	(0.02)	—		(0.02)
AQR RISK PARITY II MV FUND CLASS N
FOR THE PERIOD ENDED 11/05/12[6]—12/31/12 [5]	$10.00	—	0.18	0.18	—	—		—
AQR RISK PARITY II HV FUND CLASS I
FOR THE PERIOD ENDED 11/05/12[6]—12/31/12 [5]	$10.00	0.01	0.23	0.24	(0.03)	—		(0.03)
AQR RISK PARITY II HV FUND CLASS N
FOR THE PERIOD ENDED 11/05/12[6]—12/31/12 [5]	$10.00	(0.01)	0.25	0.24	(0.01)	—		(0.01)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$9.70	(0.17)	0.40	0.23	(0.01)	(0.02)		(0.03)
FOR THE PERIOD ENDED 7/18/11[6]—12/31/11 [5]	$10.00	(0.05)	(0.21)	(0.26)	(0.04)	—		(0.04)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$9.69	(0.23)	0.45	0.22	—	(0.02)		(0.02)
FOR THE PERIOD ENDED 7/18/11[6]—12/31/11 [5]	$10.00	(0.06)	(0.21)	(0.27)	(0.04)	—		(0.04)
*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	Commencement of operations.
7	Amount is less than $.005 per share.
8	For the year ended December 31, 2011, a service provider contributed $354,026 into the Fund to compensate the Fund for a loss incurred due to a valuation error. The impact of this contribution increased the Fund’s total return by 0.21%.
9	For the year ended December 31, 2011, the Advisor contributed $208,438 into the Fund to compensate the Fund for a loss incurred due to a trade processing error. The impact of the Advisor’s contribution increased the Fund’s total return by 0.14%.

The accompanying notes are an integral part of these financial statements.

104	AQR Funds	Annual Report	December 2012

Financial Highlights	December 31, 2012

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$9.78	2.99%	$2,136,959,054	1.25%	1.25%	1.25%	(1.24)%	0%
$9.57	(6.37)%	$1,078,662,373	1.25%	1.25%	1.30%	(1.22)%	0%
$10.30	5.41%	$657,237,349	1.25%	1.25%	1.28%	(1.27)%	0%

$9.73	2.68%	$527,318,143	1.50%	1.50%	1.52%	(1.48)%	0%
$9.55	(6.59)%	$476,854,001	1.50%	1.50%	1.57%	(1.47)%	0%
$10.28	5.12%	$271,043,038	1.50%	1.50%	1.56%	(1.54)%	0%

$9.87	(1.30)%	$63,330,812	1.05%	1.05%	1.72%	(1.04)%	0%

$9.86	(1.40)%	$2,206,303	1.30%	1.30%	4.00%	(1.30)%	0%

$11.49	14.05%	$868,660,662	0.95%	0.95%	0.95%	(0.03)%	72%
$10.62	5.45%[8]	$337,526,380	0.95%	0.95%	1.06%	0.41%	66%
$10.28	3.98%	$12,747,565	0.95%	0.95%	3.80%	0.44%	19%

$11.47	13.89%	$170,953,453	1.20%	1.20%	1.23%	(0.26)%	72%
$10.59	5.12%[8]	$51,560,342	1.20%	1.20%	1.42%	0.30%	66%
$10.27	3.88%	$11,234,980	1.20%	1.20%	3.96%	0.22%	19%

$10.17	1.87%	$29,993,223	0.95%	0.95%	2.07%	0.18%	0%

$10.18	1.80%	$2,259,342	1.20%	1.20%	2.81%	(0.29)%	0%

$10.21	2.44%	$16,253,630	1.28%	1.15%	2.26%	0.53%	0%

$10.23	2.38%	$5,804,844	1.53%	1.40%	3.44%	(0.62)%	0%

$9.90	2.36%	$808,261,775	3.52%	1.98%	3.60%	(1.73)%	208%
$9.70	(2.57)%[9]	$257,168,435	2.23%	1.98%	2.59%	(1.09)%	133%

$9.89	2.22%	$43,104,252	3.76%	2.23%	3.93%	(2.32)%	208%
$9.69	(2.73)%[9]	$44,676,329	2.48%	2.23%	2.85%	(1.37)%	133%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2012	105

Notes to Financial Statements	December 31, 2012

1. Organization

AQR Funds (the “Trust”), organized as a Delaware statutory trust on September 4, 2008, is an open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2012, the Trust consists of eighteen active series, of which six of the active series are presented in this book and the remaining twelve active series are reported in a separate book, (collectively, the “Funds” and each individually a “Fund”): AQR Managed Futures Strategy Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund and AQR Multi-Strategy Alternative Fund. AQR Capital Management, LLC (“the Advisor”) serves as the investment advisor of each Fund. The Advisor has retained CNH Partners, LLC (“the Sub-Advisor”), an affiliate of the Advisor, to serve as an investment sub-advisor to the AQR Multi-Strategy Alternative Fund.

The investment objective of the AQR Managed Futures Strategy Fund is to seek positive absolute returns. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods. The Fund invests primarily in a portfolio of futures contracts, futures-related instruments and equity swaps. The Fund’s universe of investments currently includes more than 100 global developed and emerging market exchange-traded futures, futures-related instruments, forward contracts, and equity swaps across four major asset classes (commodities, currencies, fixed-income and equities); however this universe of investments is subject to change under varying market conditions as these instruments evolve over time. The Fund offers Class I and Class N shares.

The investment objective of the AQR Risk-Balanced Commodities Strategy Fund is to seek total return. The Fund pursues its investment objective by investing in a portfolio of commodity futures contracts. The Fund seeks to balance risks across commodity sectors, managing risk over time through volatility targeting and drawdown control, and improving returns using information on commodity fundamentals and trends. The fund can go long or short individual commodity contracts, but will always be net long commodities as a whole. The Fund offers Class I and Class N shares.

The investment objective of the AQR Risk Parity Fund is to seek total return. Total return consists of capital appreciation and income. The Fund pursues its investment objective by allocating assets among major liquid asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, emerging market fixed income, sovereign debt, the credit spreads of mortgage-backed securities and corporate and sovereign debt, developed and emerging market currencies, and commodities). The Fund offers Class I and Class N shares.

The investment objective of the AQR Risk Parity II MV Fund is to seek total return. Total return consists of capital appreciation and income. The Fund pursues its investment objective by allocating assets among major liquid asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, developed and emerging market currencies, and commodities). The “MV” in the Fund’s name reflects its “moderate volatility” approach. On average, the Advisor will target an annualized volatility level of 10% and expects the Fund’s targeted annualized volatility will typically range from 7% to 13%. The Fund offers Class I and Class N shares.

The investment objective of the AQR Risk Parity II HV Fund is to seek total return. Total return consists of capital appreciation and income. The Fund pursues its investment objective by allocating assets among major liquid asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, developed and emerging market currencies, and commodities). The “HV” in the Fund’s name reflects its “high volatility” approach. On average, the Advisor, will target an annualized volatility level of 15% and expects that the Fund’s targeted annualized volatility will typically range from 10% to 20%The Fund offers Class I and Class N shares.

The investment objective of the AQR Multi-Strategy Alternative Fund is to seek positive absolute returns. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods. The Fund invests globally (including in emerging markets) in a broad range of instruments, including, but not limited to, equities, bonds, currencies, commodities, credit derivatives, convertible securities, futures, forwards, options and swaps. The Fund offers Class I and Class N shares.

106	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

2. Consolidation of Subsidiaries

The consolidated Schedules of Investments, Statements of Assets and Liabilities, of Operations, of Changes in Net Assets, of Cash Flows and the Financial Highlights of the AQR Managed Futures Strategy Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund and AQR Multi-Strategy Alternative Fund include the accounts of AQR Managed Futures Strategy Offshore Fund Ltd., AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., AQR Risk Parity Offshore Fund Ltd., AQR Risk Parity II MV Offshore Fund Ltd., AQR Risk Parity II HV Offshore Fund Ltd., and AQR Multi-Strategy Alternative Offshore Fund Ltd., respectively, wholly-owned and controlled subsidiaries (the “Subsidiaries”). All inter-company accounts and transactions have been eliminated in consolidation for the Funds. Each of the Subsidiaries has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“the Code”). Each Subsidiary’s taxable income is included in the calculation of the relevant Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or future periods.

AQR Managed Futures Strategy Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund, and AQR Multi-Strategy Alternative Fund may each invest up to 25% of their total assets in its respective Subsidiary, each of which acts as an investment vehicle in order to effect certain investments consistent with the Funds’ investment objectives and policies.

	INCEPTION DATE OF SUBSIDIARY	SUBSIDIARY NET ASSETS AT DECEMBER 31, 2012	% OF TOTAL NET ASSETS AT DECEMBER 31, 2012

AQR Managed Futures Strategy Offshore Fund, Ltd.	January 6, 2010	$604,357,543	22.7%
AQR Risk-Balanced Commodities Strategy Offshore Fund, Ltd.	July 9, 2012	15,879,452	24.2%
AQR Risk Parity Offshore Fund, Ltd.	September 30, 2010	205,735,010	19.8%
AQR Risk Parity II MV Offshore Fund, Ltd.	November 5, 2012	7,745,614	24.0%
AQR Risk Parity II HV Offshore Fund, Ltd.	November 5, 2012	5,253,922	23.8%
AQR Multi-Strategy Alternative Offshore Fund, Ltd.	July 18, 2011	125,666,774	14.8%

3. Significant Accounting Policies

The following summarizes the significant accounting policies of the Funds:

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and such differences could be material.

Valuation of Investments: Each Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the NYSE (normally 4:00 p.m. Eastern time). Equity securities, including securities sold short and warrants, are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades. The value of securities listed on the NASDAQ shall generally be the NASDAQ Official Closing Price. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing to international securities traded outside of North America on a daily basis utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Funds calculate their net asset value. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise at the last quoted bid price (in the case of short sales, at the ask price). Bonds are valued using the latest bid prices or evaluated quotes furnished by independent pricing services. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices, yields, maturities and ratings and is not necessarily reliant on quoted prices. The Funds value debt securities maturing

AQR Funds	Annual Report	December 2012	107

Notes to Financial Statements	December 31, 2012

less than 61 days from the date of purchase at amortized cost, which approximates market value. The value of futures contracts purchased and sold by the Funds is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current settlement prices. Futures and options contracts are valued at the last quoted sales price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. Prices of futures contracts are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. Exchange-Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price. Equity, total return and commodity swap contracts are valued at fair value, based on the price of the underlying referenced instrument. Credit default swaps are valued daily primarily using independent pricing services or market makers. Interest rate swap contracts are valued at fair value as determined by an independent pricing service based on various valuation models which consider the terms of underlying contracts and market data inputs received from third parties.

The Funds may use pricing services to obtain readily available market quotations. Where market quotations are not readily available, or if an available market quotation is determined not to reflect fair value, a security will be valued based on its fair value as determined in accordance with the valuation procedures approved by the Funds’ Board of Trustees, which may include the use of proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed, these differences could be material.

Convertible Securities: The Funds invest in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in a convertible security, the Funds may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The Funds may attempt to hedge some of their investments in convertible debt securities by selling short the issuer’s common stock.

Short Sales: The AQR Multi-Strategy Alternative Fund sells securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that they may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedules of Investments. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amount of fees of $990,761, incurred by

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AQR Multi-Strategy Alternative Fund is included in dividend and interest on securities sold short in the Statements of Operations.

Futures Contracts: The Funds invest in futures contracts as part of their primary investment strategy. Investments in futures may increase or decrease exposure to a particular market. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Funds, the Funds may not be entitled to the return of all of the margin owed to the Funds, potentially resulting in a loss. No monies are paid to or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments to and from the broker, will be made on a periodic basis as the price of the underlying instruments fluctuates. Changes in market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, represent the difference between the value of the contract at the time it was opened and the value at the time it was closed, and are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is presented as Due from Broker on the Statements of Assets and Liabilities. The use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the contract amount of the futures contracts. The use of short futures contracts subjects the Funds to unlimited risk of loss. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Forward Currency Contracts: The Funds buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a Fund intends to buy are denominated, when a Fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. Forward currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Total Return Swap Contracts: Certain Funds invest in total return swaps to obtain exposure to the underlying referenced instrument, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Total return swap contracts are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Total return swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an total return swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Total return swaps are derivatives and their value can be very volatile. To the extent that the Advisor or Sub-Advisor, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by the Funds are recorded as realized gains or losses. Total return swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Credit Default Swap Contracts: Certain Funds enter into credit default swap contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up-front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include

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bankruptcy, failure to pay, restructuring and obligation acceleration. An up-front payment received by a Fund, as the protection seller, is recorded as a liability on the Fund’s Statement of Assets and Liabilities. An up-front payment made by a Fund, as the protection buyer, is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Up-front payments are amortized over the term of the contract. Periodic payments received or paid by a Fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the up-front payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, a Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, a Fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty. Where a Fund is a seller of protection, the maximum potential amount of future payments the Fund may be required to make is equal to the notional amount of the relevant credit default contract. The Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the Fund’s Schedule of Investments.

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include up-front payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

Interest Rate Swaps: The AQR Risk Parity Fund enters into interest rate swaps as part of its investment strategy. Interest rate swaps generally involve agreements to exchange fixed and floating payment obligations, without the exchange of the underlying notional amounts. Periodic payments received or paid by the Fund are recorded as realized gains and losses. Interest rate swaps are marked to market daily based on quotations as provided by an independent pricing service and the change is recorded as unrealized gain or loss. The Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities. Interest rate contracts outstanding, including their respective notional amounts at period end, if any, are listed after the Fund’s Schedule of Investments. Non-deliverable interest rate swaps are settled with the counterparty in cash without the delivery of foreign currency.

High Yield Securities: The AQR Multi-Strategy Alternative Fund invests in lower-quality debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities causing greater price volatility. These instruments involve a greater risk of loss due to default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

Master Agreements: The Funds are a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted for the benefit of a Fund is held in a segregated account by a custodian of the Fund and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities and money market funds as agreed to by the Fund and the applicable counterparty. Collateral requirements are generally determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may

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occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact a Fund’s future derivative activity. The Funds’ derivative assets and liabilities on the Statements of Assets and Liabilities are presented net when a legally enforceable master netting agreement exists between the Funds and a derivative counterparty.

Reverse Repurchase Agreements: The AQR Risk Parity II HV Fund enters into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. Reverse repurchase agreements are valued based on the amount of cash received plus accrued interest, which represents fair value. Reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund monitors collateral market value for the reverse repurchase agreement, including accrued interest, throughout the lives of the agreements, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity. If the counterparty defaults or enters insolvency proceeding, realization or return of the collateral to the Fund may be delayed or limited.

Options: The AQR Multi-Strategy Alternative Fund may write and purchase put and call options from time to time. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires, the Fund realizes a gain or loss on the option to the extent of the premiums received or paid. When a Fund enters into a closing transaction, the Fund realizes a gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received. Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Transactions in call and put options written during the year ended December 31, 2012 for the AQR Multi-Strategy Alternative Fund were as follows:

	CALL OPTIONS		PUT OPTIONS
	SHARES SUBJECT TO CALL	PREMIUM	SHARES SUBJECT TO PUT	PREMIUM

Options outstanding, December 31, 2011	—	$—	—	$—
Options written	(2,463)	(321,641)	(700)	(4,900)
Options expired	1,689	260,296	700	4,900
Options exercised	49	25,429	—	—
Options outstanding, December 31, 2012	(725)	$(35,916)	—	$—

Securities Lending: The AQR Multi-Strategy Alternative Fund may lend securities to brokers approved by the Advisor in order to generate additional income. Securities loaned are collateralized by cash, which is invested in various JPMorgan Money Market Funds. Upon termination of a loan, the Fund is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Fund or the borrower at any time. Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Securities lending income, net on the Statements of

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Operations. The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all.

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code, as amended. If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The returns of the Funds for the prior three fiscal years, or since inception if shorter, are open for examination. As of December 31, 2012, the Funds had no examinations in progress.

The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

Securities Transactions and Investment Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Dividend income/expense is recorded on the ex-dividend date.

Allocation of Income and Expenses: In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each Fund, such as advisory fees and registration costs. Trust level expenses are allocated among the Funds based on the ratio of average net assets or some other reasonable methodology.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, capital gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Organization and Offering Costs: Costs incurred by the AQR Risk-Balanced Commodity Strategy Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund in connection with the organization of those Funds, including professional and incorporation fees, are fully expensed by the end of the fiscal year. Offering costs, including

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professional fees, printing fees and the offering of the initial registration are amortized over a period not longer than twelve months from the date the Funds commenced operations.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and the other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency and forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollar and foreign currency at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Broker: Due to/from Broker represents cash balances on deposit with the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Distributions to Shareholders: The Funds intend to declare and distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

4. Federal Income Tax Matters

At December 31, 2012, the cost of long security positions and aggregate gross unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
AQR Managed Futures Strategy Fund	$2,433,054,334	$—	$(10,605)	$(10,605)
AQR Risk-Balanced Commodities Strategy Fund	65,531,311	—	(111)	(111)
AQR Risk Parity Fund	960,951,019	35,272,685	(14,648,229)	20,624,456
AQR Risk Parity II MV Fund	23,808,865	159,673	(37,140)	122,533
AQR Risk Parity II HV Fund	31,476,415	305,114	(127,035)	178,079
AQR Multi-Strategy Alternative Fund	903,920,089	73,440,388	(21,282,197)	52,158,191

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The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals.

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR TAX BASIS CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	TOTAL ACCUMULATED EARNINGS
AQR Managed Futures Strategy Fund	$—	$45,094,728	$16,162,509	$(1,744,460)	$59,512,777
AQR Risk-Balanced Commodities Strategy Fund	—	—	(1,431,190)	—	(1,431,190)
AQR Risk Parity Fund	25,896,308	—	23,246,616	—	49,142,924
AQR Risk Parity II MV Fund	74,882	—	119,810	—	194,692
AQR Risk Parity II HV Fund	134,957	—	98,668	—	233,625
AQR Multi-Strategy Alternative Fund	11,048,197	7,305,608	(2,444,237)	—	15,909,568

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral losses on wash sales and other book and tax differences including capital loss carryforwards, passive foreign investment companies (“PFIC”), forward foreign currency exchange contracts, swap contracts, the use of equalization and the tax treatment of income and gain or loss from the subsidiary.

At December 31, 2012, the effect for permanent book/tax reclassifications resulted in increase (decrease) to the components of net assets as follows:

FUND	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN(LOSS) ON INVESTMENTS	PAID-IN CAPITAL
AQR Managed Futures Strategy Fund	$22,079,221	$30,943,032	$(53,022,253)
AQR Risk-Balanced Commodities Strategy Fund	169,935	749,368	(919,303)
AQR Risk Parity Fund	27,831,260	(20,345,938)	(7,485,322)
AQR Risk Parity II MV Fund	77,986	(93,941)	15,955
AQR Risk Parity II HV Fund	108,433	(140,993)	32,560
AQR Multi-Strategy Alternative Fund	6,829,432	2,847,378	(9,676,810)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of swap contracts, distribution reclassifications, foreign currency reclassifications, sale of Real Estate Investment Trusts, PFICs and the tax treatment of income and gain or loss from the subsidiary. Results of operations and net assets were not affected by these reclassifications.

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Notes to Financial Statements	December 31, 2012

The tax character of the distributions paid during the periods ended December 31, 2012 and December 31, 2011, were as follows:

FUND	DECEMBER 31, 2012 ORDINARY INCOME	CAPITAL GAINS	DECEMBER 31, 2011 ORDINARY INCOME	CAPITAL GAINS
AQR Managed Futures Strategy Fund	$17,396,750	$1,885	$10,675,579	$342,818
AQR Risk Parity Fund	49,637,112	625,990	6,618,750	87,996
AQR Risk Parity II MV Fund	16,427	—	—	—
AQR Risk Parity II HV Fund	40,741	—	—	—
AQR Multi-Strategy Alternative Fund	2,331,277	—	1,043,109	—

The AQR Risk Parity II HV Fund and AQR Risk Parity II MV Fund commenced operations on November 5, 2012.

During the year ended December 31, 2012, the Funds utilized capital loss carryforwards in the amounts listed below:

FUND	SHORT-TERM	LONG TERM
AQR Managed Futures Strategy Fund	$49,365,405	$20,410,226
AQR Multi-Strategy Alternative Fund	561,141	1,234,913

LATE YEAR ORDINARY LOSS DEFFERALS
AQR Managed Futures Strategy Fund	$1,744,460

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

5. Fair Value Measurements

The Funds utilize various inputs in determining the value of each Fund’s investments. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. These inputs are summarized in the three broad levels as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Valuation methodology and inputs

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

AQR Funds	Annual Report	December 2012	115

Notes to Financial Statements	December 31, 2012

Equities traded outside North America (including those included as underlying reference instruments for total return swaps) are fair valued daily based on the application of a fair value factor and therefore are considered Level 2 (Note 3). Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are also classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value based on quotations (including evaluated quotes) from an independent pricing service, counterparties and other market participants. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments include illiquid securities. When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Funds in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, and changes in financial ratios or cash flows. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The Funds invest in derivative instruments. Derivative instruments can be exchange traded or privately negotiated over-the-counter (“OTC”). Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes the principal market. OTC derivatives, including forwards, credit default swaps, total return swaps, and interest rate swaps, are valued by the Funds using observable inputs, such as quotations received from the counterparty, or dealers and brokers, whenever available and considered reliable. Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. Equity total return swap transactions are valued at fair value, based on the price of the underlying security. Interest rate swap contracts are valued at estimated fair value as determined by the Funds based on various valuation models which consider the terms of underlying contracts and market data inputs received from third parties.

Credit default swaps are carried at their estimated fair value, as determined in good faith by pricing services approved by the Board of Trustees. In addition to credit quality, the Funds monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a credit default swap contract increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. The change in value is recorded within unrealized appreciation/(depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain/(loss) is recorded. Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3. While the valuations of these less liquid OTC derivatives may utilize some Level 1 and/or Level 2 inputs, they also include other unobservable inputs which are considered significant to the fair value determination. At each measurement date, the Funds update the Level 1 and Level 2 inputs to reflect observable inputs, though the resulting gains and losses are reflected within Level 3 due to the significance of the unobservable inputs.

116	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

Securities, for which market quotations or independent pricing service quotations are not readily available, are not readily marketable, or model priced and all other assets of the Funds are valued at fair value using valuation procedures for the Funds, which have been approved by the Board of Trustees. The Advisor has established a Valuation Committee (the “VC”) which is responsible for overseeing the pricing and valuation of all securities held in the Funds. The VC operates under the valuation procedures approved by the Funds Board of Trustees. The VC meets quarterly and on an as-needed basis. The VC is responsible for valuing any securities or other assets for which prices or valuations are not readily determinable by the Funds’ pricing services. The VC considers time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values, model prices and other events that may have a potentially material impact on security values. On a quarterly basis the VC meets to review the results of back test reports generated by the Advisors internal risk department. The VC prepares for the Funds’ Board of Trustees an analysis relating to Level 3 positions. On a daily basis, the Trust’s fund accounting agent compares trade executions prices to the prior night’s valuation price for all positions which were traded and held the previous day. On a monthly basis, model prices are reviewed against available third party model prices.

Quantitative Information

These tables include a description of unobservable and quantitative inputs and the interrelationship of such inputs, as used in determining the value of Level 3 financial instruments, except for Level 3 instruments for which prior transaction or third party pricing information was used without adjustment.

Transfers

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The following summarizes inputs used as of December 31, 2012 in valuing the Funds’ assets carried at fair value:

AQR MANAGED FUTURES STRATEGY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Short-Term Investments	$—	$258,002,742	$—	$258,002,742
Money Market Funds	—	2,175,040,987	—	2,175,040,987
Forward Foreign Currency Exchange Contracts*	—	61,847,908	—	61,847,908
Futures Contracts*	12,926,066	—	—	12,926,066
Total Return Swap Contracts*	—	2,948,928	—	2,948,928

Total Assets	$12,926,066	$2,497,840,565	$—	$2,510,766,631

LIABILITIES
Total Return Swap Contracts*	$—	$(1,097,768)	$—	$(1,097,768)

Total Liabilities	$—	$(1,097,768)	$—	$(1,097,768)

* Derivative instruments, including futures, forward foreign currency exchange and total return swap contracts, are valued at the unrealized appreciation (depreciation) of the instrument.

AQR Funds	Annual Report	December 2012	117

Notes to Financial Statements	December 31, 2012

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

AQR RISK-BALANCED COMMODITIES STRATEGY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Short-Term Investments	$—	$2,598,718	$—	$2,598,718
Money Market Funds	—	62,932,482	—	62,932,482
Futures Contracts*	261,535	—	—	261,535

Total Assets	$261,535	$65,531,200	$—	$65,792,735

LIABILITIES
Total Return Swap Contracts*	$—	$(1,692,614)	$—	$(1,692,614)

Total Liabilities	$—	$(1,692,614)	$—	$(1,692,614)

*	Derivative instruments, including futures and total return swap contracts, are valued at the unrealized appreciation (depreciation) of the instrument.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

AQR RISK PARITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Government Related Obligations	$—	$308,067,687	$—	$308,067,687
Short-Term Investments	—	87,246,966	—	87,246,966
U.S. Treasury Obligations	—	293,557,695	—	293,557,695
Money Market Funds	—	292,703,127	—	292,703,127
Credit Default Swap Contracts*	—	2,860,822	—	2,860,822
Interest Rate Swap Contracts*	—	4,263,693	—	4,263,693
Total Return Swap Contracts*	—	240,302	—	240,302

Total Assets	$—	$988,940,292	$—	$988,940,292

LIABILITIES
Forward Foreign Currency Exchange Contracts*	$—	$(3,352,548)	$—	$(3,352,548)
Futures Contracts*	(2,370,598)	—	—	(2,370,598)
Total Return Swap Contracts*	—	(1,166,865)	—	(1,166,865)

Total Liabilities	$(2,370,598)	$(4,519,413)	$—	$(6,890,011)

*	Derivative instruments, including futures, forward foreign currency exchange, interest rate swap and total return swap contracts, are valued at the unrealized appreciation (depreciation) of the instrument. Credit default swap contracts are reported at market value.

118	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

AQR RISK PARITY II MV FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Government Related Obligations	$—	$6,774,721	$—	$6,774,721
Short-Term Investments	—	1,259,379	—	1,259,379
U.S. Treasury Obligations	—	8,302,676	—	8,302,676
Money Market Funds	—	7,594,622	—	7,594,622
Total Return Swap Contracts*	—	2,510	—	2,510

Total Assets	$—	$23,933,908	$—	$23,933,908

LIABILITIES
Forward Foreign Currency Exchange Contracts*	$—	$(44,398)	$—	$(44,398)
Futures Contracts*	(8,279)	—	—	(8,279)
Total Return Swap Contracts*	—	(9,227)	—	(9,227)

Total Liabilities	$(8,279)	$(53,625)	$—	$(61,904)

*	Derivative instruments, including futures, total return swap and forward foreign currency exchange contracts, are valued at the unrealized appreciation (depreciation) of the instrument.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held during the period.

AQR RISK PARITY II HV FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Government Related Obligations	$—	$10,250,959	$—	$10,250,959
Short-Term Investments	—	2,148,940	—	2,148,940
U.S. Treasury Obligations	—	10,637,053	—	10,637,053
Money Market Funds	—	8,617,542	—	8,617,542
Total Return Swap Contracts*	—	4,706	—	4,706

Total Assets	$—	$31,659,200	$—	$31,659,200

LIABILITIES
Reverse Repurchase Agreements (Sold Short)	$—	$(10,589,890)	$—	$(10,589,890)
Forward Foreign Currency Exchange Contracts*	—	(98,231)	—	(98,231)
Futures Contracts*	(15,426)	—	—	(15,426)
Total Return Swap Contracts*	—	(60,502)	—	(60,502)

Total Liabilities	$(15,426)	$(10,748,623)	$—	$(10,764,049)

*	Derivative instruments, including futures, total return swap and forward foreign currency exchange contracts, are valued at the unrealized appreciation (depreciation) of the instrument.

AQR Funds	Annual Report	December 2012	119

Notes to Financial Statements	December 31, 2012

There were no transfers between Levels 1 and 2 during the period.

AQR MULTI-STRATEGY ALTERNATIVE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$30,432,134	$352,990,040	$10,461	$383,432,635
Convertible Preferred Stocks†	2,233,741	419,987	—	2,653,728
Corporate Bonds†	—	91,106,317	1,253,906	92,360,223
Convertible Bonds†	—	173,668,233	1,995,309	175,663,542
Preferred Stocks†	1,157,592	2,400,431	—	3,558,023
Short-Term Investments	—	14,572,812	—	14,572,812
Money Market Funds	—	283,644,107	—	283,644,107
Purchased Options	193,210	—	—	193,210
Forward Foreign Currency Exchange Contracts*	—	8,134,953	—	8,134,953
Futures Contracts*	3,944,759	—	—	3,944,759
Credit Default Swap Contracts*	—	184,775	—	184,775
Total Return Swap Contracts*	—	300,175	—	300,175
Total Return Basket Swaps Contracts*	—	4,477,715	—	4,477,715

Total Assets	$37,961,436	$931,899,545	$3,259,676	$973,120,657

AQR MULTI-STRATEGY ALTERNATIVE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
LIABILITIES
Common Stocks (Sold Short)†	$(192,306,855)	$(286,332,721)	$—	$(478,639,576)
Exchange-Traded Funds (Sold Short)	(39,035,322)	—	—	(39,035,322)
Preferred Stocks (Sold Short)†	—	(2,283,935)	—	(2,283,935)
Written Options (Sold Short)*	(28,448)	(408)	—	(28,856)
Total Return Swap Contracts*	—	(560,384)	—	(560,384)
Total Return Basket Swaps Contracts*	—	(1,727,240)	—	(1,727,240)

Total Liabilities	$(231,370,625)	$(290,904,688)	$—	$(522,275,313)

*   Derivative instruments, including futures, total return swap and forward foreign currency exchange contracts, are valued at the unrealized appreciation (depreciation) of the instrument. Credit default swap, written options and total return basket swap contracts are reported at market value.

† Please refer to the Schedule of Investments to view securities segregated by country.

There were no transfers between Levels 1 and 2 during the period.

AQR MULTI-STRATEGY ALTERNATIVE FUND	COMMON STOCKS	CORPORATE BONDS	CONVERTIBLE BONDS
Balance as of December 31, 2011	$—	$—	$—
Accrued discounts/(premiums)	—	—	—
Realized gain/(loss)	(23,185)	—	1,875
Change in unrealized appreciation/(depreciation)	(458)	(5,469)	23,918
Purchases	211,723	1,259,375	2,071,391
Sales	(177,619)	—	(101,875)
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of December 31, 2012	$10,461	$1,253,906	$1,995,309

Change in unrealized appreciation/(depreciation) for securities still held at December 31, 2012	$(458)	$(5,469)	$23,918

120	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

6. Investment Transactions

During the year ended December 31, 2012, the cost of purchases and the proceeds from sales of investments (excluding short-term investments) were as follows:

FUND	PURCHASES	SALES	SECURITIES SOLD SHORT	COVERS ON SECURITIES SOLD SHORT
AQR Managed Futures Strategy Fund	$—	$—	$—	$—
AQR Risk-Balanced Commodities Strategy Fund	—	—	—	—
AQR Risk Parity Fund	677,669,619	242,159,407	—	—
AQR Risk Parity II MV Fund	14,972,397	581	—	—
AQR Risk Parity II HV Fund	20,732,322	609	—	—
AQR Multi-Strategy Alternative Fund	696,784,951	213,723,545	644,013,879	239,318,059

The AQR Risk Parity Fund had purchases and sales of long-term U.S. Government obligations of $380,850,199 and $153,899,460, respectively. The AQR Risk Parity II MV Fund had purchases and sales of long-term U.S. Government obligations of $8,310,946 and none, respectively. The AQR Risk Parity II HV Fund had purchases and sales of long-term U.S. Government obligations of $10,663,174 and none, respectively

7. Derivative Instruments and Hedging Activities

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The values of such derivative instruments reflected in the Statements of Assets and Liabilities at December 31, 2012 are as follows:

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE

Equity Risk Exposure:
AQR Managed Futures Strategy Fund	$12,442,495	$—	$—	$2,173,077	$1,097,767	$—	$—
AQR Risk Parity Fund	3,144,341	409,199	—	1,295,626	168,897	—	—
AQR Risk Parity II MV Fund	81,966	8,679	—	25,200	5,849	—	—
AQR Risk Parity II HV Fund	112,354	12,441	—	18,231	4,999	—	—
AQR Multi-Strategy Alternative Fund	4,647,565	7,438,915	—	2,072,127	4,867,382	—	28,856

Foreign Exchange Rate Risk Exposure:
Managed Futures Strategy Fund	—	—	79,735,796	—	—	17,887,888	—
AQR Risk Parity Fund	—	—	3,036,807	—	—	6,389,355	—
AQR Risk Parity II MV Fund	—	—	12	—	—	44,410	—
AQR Risk Parity II HV Fund	—	—	28	—	—	98,259	—
AQR Multi—Strategy Alternative Fund	—	—	16,002,939	—	—	7,867,986	—

Interest Rate Risk Exposure:
AQR Managed Futures Strategy Fund	4,298,025	2,590,460	—	7,002,539	182,477	—	—
AQR Risk Parity Fund	1,449,231	5,681,220	—	2,493,743	2,539,546	—	—
AQR Risk Parity II MV Fund	56,971	—	—	83,080	320	—	—
AQR Risk Parity II HV Fund	52,822	—	—	115,945	24,115	—	—
AQR Multi-Strategy Alternative Fund	514,290	338,787	—	216,524	380,804	—	—

Credit Risk Exposure:
AQR Risk Parity Fund	—	5,346,281	—	—	2,485,459	—	—
AQR Multi-Strategy Alternative Fund	—	184,775	—	—	—	—	—

AQR Funds	Annual Report	December 2012	121

Notes to Financial Statements	December 31, 2012

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE

Commodity Exposure:
AQR Managed Futures Strategy Fund	23,566,924	1,409,668	—	18,205,762	868,724	—	—
AQR Risk Balanced Commodities Strategy Fund	638,449	392,086	—	376,914	2,084,700	—	—
AQR Risk Parity Fund	3,466,536	—	—	6,641,337	44,846	—	—
AQR Risk Parity II MV Fund	82,568	2,257	—	121,504	11,484	—	—
AQR Risk Parity II HV Fund	101,780	1,265	—	148,206	40,388	—	—
AQR Multi-Strategy Alternative Fund	3,475,798	300,175	—	2,404,243	339,425	—	—

Netting:
AQR Managed Futures Strategy Fund	(27,381,378)	(2,148,968)	(17,887,888)	(27,381,378)	(2,148,968)	(17,887,888)	—
AQR Risk Balanced Commodities Strategy Fund	(376,914)	(392,086)	—	(376,914)	(392,086)	—	—
AQR Risk Parity Fund	(8,060,108)	(5,238,748)	(3,036,807)	(8,060,108)	(5,238,748)	(3,036,807)	—
AQR Risk Parity II MV Fund	(221,505)	(10,936)	(12)	(221,505)	(10,936)	(12)	—
AQR Risk Parity II HV Fund	(266,956)	(13,706)	(28)	(266,956)	(13,706)	(28)	—
AQR Multi-Strategy Alternative Fund	(4,692,894)	(5,587,611)	(7,867,986)	(4,692,894)	(5,587,611)	(7,867,986)	—

Net Fair Value of Derivative Contracts:
AQR Managed Futures Strategy Fund	12,926,066	1,851,160	61,847,908	—	—	—	—
AQR Risk Balanced Commodities Strategy Fund	261,535	—	—	—	1,692,614	—	—
AQR Risk Parity Fund	—	6,197,952	—	2,370,598	—	3,352,548	—
AQR Risk Parity II MV Fund	—	—	—	8,279	6,717	44,398	—
AQR Risk Parity II HV Fund	—	—	—	15,426	55,796	98,231	—
AQR Multi-Strategy Alternative Fund	3,944,759	2,675,041	8,134,953	—	—	—	28,856

The following is the effect of Derivative Instruments on the Statements of Operations for the year ended December 31, 2012:

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS					NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS	*	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS	*	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS
Equity Risk Exposure:
AQR Managed Futures Strategy Fund	27,382,609	8,138,672		—	—	7,793,876	(1,399,240)		—	—
AQR Risk Parity Fund	18,437,143	1,854,812		—	—	1,281,381	205,790		—	—
AQR Risk Parity II MV Fund	125,478	9,361		—	—	56,766	2,830		—	—
AQR Risk Parity II HV Fund	223,272	14,149		—	—	94,123	7,442		—	—
AQR Multi-Strategy Alternative Fund	(7,539,666)	4,084,669		—	290,594	2,134,148	2,037,644		—	7,060

Foreign Exchange Rate Risk Exposure:
AQR Managed Futures Strategy Fund	—	—		39,914,761	—	—	—		53,311,170	—
AQR Risk Parity Fund	—	—		589,108	—	—	—		(4,546,302)	—
AQR Risk Parity II MV Fund	—	—		(47,570)	—	—	—		(44,398)	—
AQR Risk Parity II HV Fund	—	—		(63,479)	—	—	—		(98,231)	—
AQR Multi-Strategy Alternative Fund	—	—		9,133,934	—	—	—		8,757,491	—

122	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS					NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS	*	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS	*	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS

Interest Rate Risk Exposure:
AQR Managed Futures Strategy Fund	10,127,993	(1,689,900)		—	—	(11,631,996)	1,128,645		—	—
AQR Risk Parity Fund	10,020,404	23,252,481		—	—	(1,064,714)	(2,362,860)		—	—
AQR Risk Parity II MV Fund	58,363	(1,592)		—	—	(26,109)	(320)		—	—
AQR Risk Parity II HV Fund	69,159	7,716		—	—	(63,123)	(24,115)		—	—
AQR Multi-Strategy Alternative Fund	2,196,303	(953,359)		—	—	54,047	(230,648)		—	—

Credit Risk Exposure:
AQR Risk Parity Fund	—	36,227,974		—	—	—	(6,935,879)		—	—
AQR Multi-Strategy Alternative Fund	—	4,054,355		—	—	—	(1,237,872)		—	—

Commodity Exposure:
AQR Managed Futures Strategy Fund	(25,158,135)	(15,847,406)		—	—	(2,982,297)	2,948,910		—	—
AQR Risk-Balanced Commodities Strategy Fund	13,670	(763,125)		—	—	261,535	(1,692,614)		—	—
AQR Risk Parity Fund	(8,461,946)	815,002		—	—	(1,609,647)	(41,271)		—	—
AQR Risk Parity II MV Fund	22,958	(1,310)		—	—	(38,936)	(9,227)		—	—
AQR Risk Parity II HV Fund	41,427	(1,665)		—	—	(46,426)	(39,123)		—	—
AQR Multi-Strategy Alternative Fund	(6,450,925)	(1,041,097)		—	—	846,600	39,445		—	—

For swaps, futures and forward foreign currency contracts, the Funds may be required to post collateral if a Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate the position if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

As of December 31, 2012, the following Funds had net liability positions:

FUND	DERIVATIVES IN NET LIABILITY POSITION	COLLATERAL POSTED
AQR Risk-Balanced Commodities Strategy Fund	(1,431,079)	11,837,397
AQR Risk Parity II MV Fund	(59,394)	1,565,729
AQR Risk Parity II HV Fund	(169,453)	2,205,945

For the year ended December 31, 2012, the quarterly average values of the derivatives held by the Funds were as follows:

	AQR MANAGED FUTURES STRATEGY FUND	AQR RISK BALANCED COMMODITIES STRATEGY FUND	AQR RISK PARITY FUND	AQR RISK PARITY II MV	AQR RISK PARITY II HV	AQR MULTI- STRATEGY ALTERNATIVE FUND
Futures Contracts*
Average Notional Balance Long	$7,131,787,909	$28,838,854	$630,599,398	$48,980,569	$54,691,545	$948,457,935
Average Notional Balance Short	940,908,850	11,589,204	46,202,310	1,742,631	2,028,891	762,526,593

AQR Funds	Annual Report	December 2012	123

Notes to Financial Statements	December 31, 2012

	AQR MANAGED FUTURES STRATEGY FUND	AQR RISK BALANCED COMMODITIES STRATEGY FUND	AQR RISK PARITY FUND	AQR RISK PARITY II MV	AQR RISK PARITY II HV	AQR MULTI- STRATEGY ALTERNATIVE FUND

Forward Foreign Currency Exchange Contracts*
Average Value Purchased	2,162,995,118	—	180,466,998	5,474	7,826	416,091,755
Average Value Sold	1,981,686,503	—	274,262,092	6,914,028	10,563,655	443,025,667

Exchange-Traded Options*
Average Value of Contracts Written	—	—	—	—	—	(20,962)

Credit Default Swaps*
Average Notional Balance — Buy Protection	—	—	326,204,563	—	—	16,373,800
Average Notional Balance — Sell Protection	—	—	737,583,928	—	—	37,515,800

Total Return Swaps*
Average Notional Balance — Long	741,811,284	47,965,767	390,819,572	2,450,326	11,873,294	82,004,988
Average Notional Balance — Short	53,557,794	2,515,206	—	—	—	47,742,522

Interest Rate-Related Swaps*
Average Notional Balance	—	—	699,979,358	—	—	—

Total Return Basket Swaps*
Average Value of Underlying Positions — Long	—	—	—	—	—	18,059,880
Average Value of Underlying Positions — Short	—	—	—	—	—	(17,488,917)

*	Values as of each quarter end are used to calculate the average represented.

The Funds’ derivative contracts held at December 31, 2012, are not accounted for as hedging instruments under GAAP.

8. Investment Advisory and Other Agreements

The Advisor serves as the investment advisor to each of the Funds pursuant to an Investment Advisory Agreement, dated December 4, 2008, as amended, or an Investment Management Agreement, dated June 10, 2010, as amended, entered into by the Trust, on behalf of the Funds (together, the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for the Funds, and manages the Funds’ investments in accordance with the stated policies of each Fund. The Advisor is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution. The Advisor provides persons satisfactory to the Funds’ Board of Trustees to serve as officers of the Funds. Pursuant to the Advisory Agreement, the Funds pay the Advisor a management fee calculated on the average daily net assets for each Fund, in the annual ratios below:

FUND	RATIO
AQR Managed Futures Strategy Fund	1.05%
AQR Risk-Balanced Commodities Strategy Fund	0.60	*
AQR Risk Parity Fund	0.75	**
AQR Risk Parity II MV Fund	0.50	***
AQR Risk Parity II HV Fund	0.70	****
AQR Multi-Strategy Alternative Fund	1.85	*****

*	The AQR Risk-Balanced Commodities Strategy Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.60% on the first $1 billion of net assets; the second tier charges 0.575% on net assets in excess of $1 billion, up to $3 billion; and the third tier charges 0.55% on net assets in excess of $3 billion.
**	The AQR Risk Parity Fund Advisory Fee is based on the following two tier structure. The first tier charges 0.75% on the first $1 billion of net assets and the second tier charges 0.70% on net assets in excess of $1 billion.

124	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

***	The AQR Risk Parity II MV Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.50% on the first $1 billion of net assets; the second tier charges 0.475% on net assets in excess of $1 billion, up to $3 billion; and the third tier charges 0.45% on net assets in excess of $3 billion.
****	The AQR Risk Parity II HV Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.70% on the first $1 billion of net assets; the second tier charges 0.675% on net assets in excess of $1 billion, up to $3 billion; and the third tier charges 0.65% on net assets in excess of $3 billion.
*****	The AQR Multi-Strategy Alternative Fund Advisory Fee is based on the following two tier structure. The first tier charges 1.85% on the first $1 billion of net assets and the second tier charges 1.80% on net assets in excess of $1 billion.

The Trust and the Advisor have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor has agreed to waive its fee and/or reimburse each Fund at least through April 30, 2013 (April 30, 2014 for Risk-Balanced Commodities Strategy Fund, AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund). The Advisor has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios (including the consolidated expenses of the Subsidiaries), exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend and interest expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND	CLASS I	CLASS N
AQR Managed Futures Strategy Fund	1.25%	1.50%
AQR Risk-Balanced Commodities Strategy Fund	1.05	1.30
AQR Risk Parity Fund	0.95	1.20
AQR Risk Parity II MV Fund	0.95	1.20
AQR Risk Parity II HV Fund	1.15	1.40
AQR Multi-Strategy Alternative Fund	1.98	2.23

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Advisor. Such repayment shall be made only out of the class of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the applicable ratios when the waiver was generated. A repayment shall be payable only to the extent it can be made during the thirty six months following the applicable period during which the Advisor waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement.

For the year ended December 31, 2012, the amounts waived and reimbursed by the Advisor, as well as the amounts available for potential future recoupment by the Advisor and the expiration schedule at December 31, 2012 are as follows:

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED DECEMBER 31, 2012	TOTAL POTENTIAL RECOUPMENT AMOUNT FOR THE PERIOD ENDED DECEMBER 31, 2012	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31
			2013	2014	2015

AQR MANAGED FUTURES STRATEGY FUND
Class I	$—	$386,265	$13,457	$372,808	$—
Class N	77,598	438,056	52,983	307,475	77,598

Totals	$77,598	$824,321	$66,440	$680,283	$77,598

AQR RISK-BALANCED COMMODITIES STRATEGY FUND
Class I	$181,810	$181,810	$—	$—	$181,810
Class N	19,100	19,100	—	—	19,100

Totals	$200,910	$200,910	$—	$—	$200,910

AQR RISK PARITY FUND
Class I	$—	$15,898	$1,760	$14,138	$—
Class N	34,933	196,099	64,602	96,564	34,933

Totals	$34,933	$211,997	$66,362	$110,702	$34,933

AQR Funds	Annual Report	December 2012	125

Notes to Financial Statements	December 31, 2012

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED DECEMBER 31, 2012	TOTAL POTENTIAL RECOUPMENT AMOUNT FOR THE PERIOD ENDED DECEMBER 31, 2012	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31
			2013	2014	2015

AQR RISK PARITY II MV FUND
Class I	$102,338	$102,338	$—	$—	$102,338
Class N	13,557	13,557	—	—	13,557

Totals	$115,895	$115,895	$—	$—	$115,895

AQR RISK PARITY II HV FUND
Class I	$79,653	$79,653	$—	$—	$79,653
Class N	36,272	36,272	—	—	36,272

Totals	$115,925	$115,925	$—	$—	$115,925

AQR MULTI-STRATEGY ALTERNATIVE FUND
Class I	$449,951	$772,933	$—	$322,982	$449,951
Class N	55,557	115,048	—	59,491	55,557

Totals	$505,508	$887,981	$—	$382,473	$505,508

During the year ended December 31, 2012, AQR Managed Futures Strategy Fund Class I and Risk Parity Fund Class I recouped $87,813 and $198,237, respectively.

Pursuant to the Sub-Advisory Agreement between the Sub-Advisor, the Advisor and the Trust, the Advisor will pay the Sub-Advisor an annual fee, payable monthly, at the annual rate of 0.35% of the average daily net assets for AQR Multi-Strategy Alternative Fund.

J.P. Morgan Investor Services Co., serves as the Funds’ Administrator and Accounting Agent and JPMorgan Chase Bank, N.A., serves as Custodian.

ALPS Fund Services, Inc. serves as the Funds’ Transfer Agent, and ALPS Distributors, Inc. serves as the Funds’ Distributor.

9. Distribution Plan

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds, as applicable. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds, as applicable.

10. Shareholder Service Plan

Pursuant to a Shareholder Services Agreement, between the Trust (excluding the AQR Managed Futures Strategy Fund, AQR Risk Parity Fund and AQR Multi-Strategy Alternative Fund) and the Advisor, the Advisor provides a wide range of services to the Funds and their shareholders. These services include, among others, access to performance information reporting, analysis and explanations of Fund reports as well as electronic access to Fund information. Under this agreement the Advisor receives an annual fee, payable monthly, calculated on the average daily net assets of each Class at the following rates:

FUND	CLASS I	CLASS N
AQR Risk-Balanced Commodities Strategy Fund	0.25%	0.25%
AQR Risk Parity II MV Fund	0.25	0.25
AQR Risk Parity II HV Fund	0.25	0.25

126	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

In addition, the Advisor may, from time to time, compensate third parties (including financial intermediaries) from the fees the Advisor receives under the Shareholder Services Agreement for non-distribution shareholder services such third parties provide to clients or customers that are shareholders of the Funds. Fees incurred by the Funds under the Plan and/or the shareholder services agreement for the year ended December 31, 2012, were as follows:

FUND	CLASS I	CLASS N
AQR Risk-Balanced Commodities Strategy Fund	$39,047	$1,476
AQR Risk Parity II MV Fund	4,695	749
AQR Risk Parity II HV Fund	3,915	1,095

11. Purchases and Redemption of Shares

Investors may purchase shares of a Fund at their net asset value (“NAV”), based on the next calculation of the NAV after the order is placed. Neither the Fund nor the distributor charges a sales charge or other transaction fee to purchase shares, although other institutions may impose transaction fees on shares purchased through them. Prior to May 1, 2011, the Funds reserved the right to charge a redemption fee on redemption proceeds for shares that were held for less than 60 days. Effective May 1, 2011, this fee was eliminated.

12. Risks and Concentrations

The Funds, at times, utilize substantial leverage in their investment program. Such leverage may take the form of trading on margin, investing in derivative instruments that are inherently leveraged, entering into repurchase transactions and entering into other forms of direct and indirect borrowings.

There is no guarantee that the Funds’ borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Funds. Unfavorable economic conditions also could increase funding costs, limits access to the capital markets or result in a decision by lenders not to extend credit to the Funds. In addition, a decline in market value of the Funds assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender (including derivative counterparties) requiring the Funds to post additional collateral or otherwise sell assets at a time when it may not be in the Funds best interest to do so.

The counterparties to the Funds securities sold short, currency forward, futures, option and swap contracts and reverse repurchase agreements include affiliates of the Funds clearing brokers and other major financial institutions. While the Funds utilize multiple clearing brokers and counterparties, a concentration of credit risk exists because of balances held and transactions with a limited number of clearing brokers and counterparties.

By using derivative instruments, the Funds are exposed to the counterparty’s credit risk, the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statements of Assets and Liabilities. The Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. companies.

Swap agreements involve, to varying degrees, elements of market risk (generally equity price risk related to equity index swap agreements, interest rate risk related to bond swap agreements and commodity risk related to synthetic swap agreements utilizing futures) and exposure to loss in excess of the amount reflected on the Statements of Assets and Liabilities. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedules of

AQR Funds	Annual Report	December 2012	127

Notes to Financial Statements	December 31, 2012

Investments, reflect the current investment exposure each Fund has under the swap agreement which may exceed the net asset value of the Fund.

The Funds are not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price,” which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Funds’ portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Credit risk is the risk that one or more securities in the Funds’ portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Funds’ investments in convertible and nonconvertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Funds’ net asset value or dividends.

As of December 31, 2012, the AQR Multi-Strategy Alternative Fund pledged a substantial portion of its assets for securities sold short to JPMorgan Chase Bank, N.A.

13. Line of Credit

For the period of January 1, 2012 to March 1, 2012, and contractually extended through March 16, 2012, the Trust (excluding the AQR Managed Futures Strategy Fund and AQR Risk Parity Fund) had secured a committed, $150,000,000 line of credit with JPMorgan Chase Bank, N.A. Borrowings, if any, under this arrangement bore interest at the Federal Funds Rate plus the sum of (a) 1.5% per annum plus (b) if the LIBOR Reference Rate exceeded the Federal Funds Rate, the amount of such excess, which was paid quarterly. The maximum loan amount outstanding per Fund was the lesser of an amount which did not exceed the borrowing limits set forth in the Fund’s Prospectus and/or Registration Statement and did not cause the Asset Coverage Ratio for all borrowings to drop below 500%. The agreement was subject to an annual commitment fee which was payable in arrears on a quarterly basis. This line of credit expired on March 16, 2012. For the period ended March 16, 2012, the Funds did not have any outstanding borrowings under this agreement.

Effective March 2, 2012 and terminating on March 1, 2013, the Trust (excluding the AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II MV Fund and Risk Parity II HV Fund) had secured a committed, $150,000,000 line of credit with Bank of America, N.A. Borrowings, if any, under this arrangement bore interest at the sum of (a) 1.0% per annum plus (b) the higher of (i) the Federal Funds Rate and (ii) the Eurodollar Rate, the amount of such excess, which was paid quarterly. The maximum loan amount outstanding per Fund was the lesser of an amount which did not exceed the borrowing limits set forth in the Fund’s Prospectus and/or Registration Statement and did not cause the Asset Coverage Ratio for all borrowings to drop below 500%. The agreement is subject to an annual commitment fee which is payable in arrears on a quarterly basis. In the event of a draw upon the line of credit, investments of the responsible Fund may be designated as collateral until its loan is repaid in full. For the year ended December 31, 2012, the Funds did not have any outstanding borrowings under this agreement.

128	AQR Funds	Annual Report	December 2012

Notes to Financial Statements	December 31, 2012

14. Principal Ownership

As of December 31, 2012, the Funds had individual shareholder accounts owning more than 5% of the total shares outstanding of the Fund as follows:

FUND	NUMBER OF SHAREHOLDERS	TOTAL PERCENTAGE INTEREST HELD
AQR Risk Parity Fund	1	7.39%
AQR Risk Parity II HV Fund *	4	68.00%

*	The percentage shown is owned by the Advisor and its affiliates.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

15. New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic) 210: Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”) which provides guidance to enhance disclosures about financial instruments and derivative instruments that are either (a) offset or (b) subject to an enforceable master netting arrangement or similar agreement even if the Funds do not elect to net the transactions on the balance sheet. Under this new guidance, Funds are required to disclose quantitative information relating to recognized assets and liabilities that are offset or subject to an enforceable master netting arrangement or similar agreement. On January 9, 2013, the FASB clarified the scope of ASU 2011-11, which limits the offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions. The Funds are required to apply ASU 2011-11, and the related amendment, for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Implementation of ASU 2011-11 may require legal interpretation of relevant agreements and an analysis of the contracts associated with such agreements to determine whether they fall within the scope of the standard. Management is currently assessing the impact of ASU 2011-11 but does not believe the adoption will have a material impact on their financial statements.

16. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that would require accrual or disclosure.

AQR Funds	Annual Report	December 2012	129

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AQR Funds:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of AQR Managed Futures Strategy Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund and AQR Multi-Strategy Alternative Fund (six of the portfolios constituting AQR Funds, hereinafter referred to as the “Funds”) and their subsidiaries at December 31, 2012, and the results of each of their operations, the changes in each of their net assets, the cash flows of AQR Multi-Strategy Alternative Fund and AQR Risk Parity II HV Fund and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and transfer agents and the application of alternative procedures where confirmation of securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2013

130	AQR Funds	Annual Report	December 2012

Other Federal Tax Information (Unaudited)

For the year ended December 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum allowable as taxed at the 15% rate. The following represents the percentage of ordinary income distributions treated as qualifying dividends:

FUND	PERCENTAGE
AQR Multi-Strategy Alternative Fund	100.00%

For the taxable year ended December 31, 2012, the following percentages of income dividends paid by the Fund qualify for the 70% dividends received deductions available to corporations:

FUND	PERCENTAGE
AQR Multi-Strategy Alternative Fund	1.92%

The Funds designate the following amounts, or the maximum allowable under the Internal Revenue Code, as long term capital gain distributions qualifying the maximum 15% income tax rate for individuals:

FUND	TOTAL
AQR Managed Futures Strategy Fund	$1,885
AQR Risk Parity Fund	625,990

AQR Funds	Annual Report	December 2012	131

Funds Expense Example (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/12	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/12

AQR Managed Futures Strategy Fund

Class I
Actual Return	$1,000.00	$1,031.00	1.25%	$6.38
Hypothetical Return	$1,000.00	$1,018.85	1.25%	$6.34

Class N
Actual Return	$1,000.00	$1,030.00	1.50%	$7.65
Hypothetical Return	$1,000.00	$1,017.60	1.50%	$7.61

AQR Risk-Balanced Commodities Strategy Fund

Class I (1)
Actual Return	$1,000.00	$987.00	1.05%	$5.02	(a)
Hypothetical Return	$1,000.00	$1,019.86	1.05%	$5.33

Class N (1)
Actual Return	$1,000.00	$986.00	1.30%	$6.21	(a)
Hypothetical Return	$1,000.00	$1,018.60	1.30%	$6.60

AQR Risk Parity Fund

Class I
Actual Return	$1,000.00	$1,091.20	0.95%	$4.99
Hypothetical Return	$1,000.00	$1,020.36	0.95%	$4.82

Class N
Actual Return	$1,000.00	$1,090.50	1.20%	$6.31
Hypothetical Return	$1,000.00	$1,019.10	1.20%	$6.09

AQR Risk Parity II MV Fund

Class I (2)
Actual Return	$1,000.00	$1,017.70	0.95%	$1.49	(b)
Hypothetical Return	$1,000.00	$1,020.36	0.95%	$4.82

Class N (2)
Actual Return	$1,000.00	$1,017.00	1.20%	$1.88	(b)
Hypothetical Return	$1,000.00	$1,019.10	1.20%	$6.09

AQR Risk Parity II HV Fund

Class I (2)
Actual Return	$1,000.00	$1,024.40	1.28%	$2.02(b)
Hypothetical Return	$1,000.00	$1,018.70	1.28%	$6.50

Class N (2)
Actual Return	$1,000.00	$1,023.80	1.53%	$2.41(b)
Hypothetical Return	$1,000.00	$1,017.44	1.53%	$7.76

132	AQR Funds	Annual Report	December 2012

Funds Expense Example (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/12	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/12

AQR Multi-Strategy Alternative Fund

Class I
Actual Return	$1,000.00	$1,021.50	4.10%	$20.83
Hypothetical Return	$1,000.00	$1,004.52	4.10%	$20.66

Class N
Actual Return	$1,000.00	$1,020.10	5.01%	$25.44
Hypothetical Return	$1,000.00	$999.95	5.01%	$25.19

Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/366 (to reflect the one-half year period unless stated otherwise).
(1)	Commencement of operations was July 9, 2012.
(a)	Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 176/366 (to reflect the period since commencement of operations).
(2)	Commencement of operations was November 5, 2012.
(b)	Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 57/366 (to reflect the period since commencement of operations).

AQR Funds	Annual Report	December 2012	133

Trustees and Officers (Unaudited)	December 31, 2012

Listed in the chart below is basic information regarding the Trustees and Officers of the Trust. The address of each Officer and Trustee is Two Greenwich Plaza, 3rd Floor, Greenwich CT 06830.

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Disinterested Trustees[2]
Timothy K. Armour, 1948	Chairman of the Board since 2010 and Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (2009 to 2010); Managing Director, Chief Operating Officer and President, Morningstar Inc. (1998 to 2008).	31	Janus Capital Group (since 2008); ETF Securities (since 2009); AARP Services, Inc. (since 2008)

L. Joe Moravy, 1950	Trustee, since 2008	Managing Director, Finance Scholars Group (since 2010) (consulting firm); Managing Director, LJM Advisory (2008- 2010) (consulting firm); Partner, Ernst & Young LLP (2002 to 2008).	31	Nuveen Exchange Traded Commodities Funds (since 2012)

William L. Atwell, 1950	Trustee, since 2011	Managing Director, Atwell Partners LLC (since 2012) (consulting services); President (CIGNA International), CIGNA (2008 to 2012) (Insurance).	31	None

Gregg D. Behrens, 1952	Trustee, since 2011	Governor, Iowa State University Foundation (volunteer, since 2004); Executive Vice President, and Chief Executive Officer (Asia-Pacific Region), Northern Trust Company (1974 to 2009) (financial services).	31	None

Brian Posner, 1961	Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting and advisory services); President and Chief Executive Officer, ClearBridge Advisors LLC (2005 to 2008) (financial services).	31	Biogen Idec (since 2008); Arch Capital Group (since 2010); Anadys Pharmaceuticals, Inc. (2011); BG Medicine (since 2012); RiverPark Funds (2010 to 2012)
Interested Trustee[3]
David Kabiller, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998).	31	None

134	AQR Funds	Annual Report	December 2012

Trustees and Officers (Unaudited)	December 31, 2011

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Officers
Marco Hanig, 1958	Chief Executive Officer, since 2009; President, since 2008	Principal, AQR Capital Management, LLC (since 2008).	N/A	N/A

Abdon Bolivar, 1965	Chief Compliance Officer, since 2008	Chief Compliance Officer, AQR Capital Management, LLC (since 2002).	N/A	N/A

Nir Messafi, 1975	Chief Financial Officer, since 2010; Vice President, since 2009; Treasurer from 2009 to 2010	Vice President, AQR Capital Management, LLC (since 2003).	N/A	N/A

Aaron Masek, 1974	Vice President and Treasurer, since 2010	Vice President, AQR
Capital Management, LLC
(since 2010); prior thereto
Audit Manager, Cohen
Fund Audit Services, Ltd.
(2008 to 2009); prior
thereto Senior Vice
President, Citi Fund
Services Ohio, Inc. (1996
		to 2008).	N/A	N/A

Bradley Asness, 1969	Vice President and Chief Legal Officer, since 2009	Principal and Chief Legal Officer, AQR Capital Management, LLC (since 1998).	N/A	N/A

Brendan R. Kalb, 1975	Executive Vice President, since 2009; Secretary, since 2008	General Counsel, AQR Capital Management, LLC (since 2004).	N/A	N/A

Nicole DonVito, 1979	Vice President, since 2009	Vice President, AQR Capital Management, LLC (since 2007).	N/A	N/A

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust.
(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(3)	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller is an interested person of the Trust because of his position with the Advisor.

AQR Funds	Annual Report	December 2012	135

Board Approval of Investment Advisory Agreements (Unaudited)

AQR RISK-BALANCED COMMODITIES STRATEGY FUND AND AQR RISK-BALANCED COMMODITIES STRATEGY LV FUND

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on May 22-23, 2012, to consider the approval of the investment advisory agreement between the Trust, on behalf of the AQR Risk-Balanced Commodities Strategy Fund and AQR Risk-Balanced Commodities Strategy LV Fund (together, the “Funds”), and AQR Capital Management, LLC (“AQR”) (the “Investment Advisory Agreement”). In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Board requested, reviewed and considered materials furnished by AQR relevant to the Board’s consideration of whether to approve the Investment Advisory Agreement. These materials included: (1) memoranda and materials provided by AQR, describing the personnel and services to be provided to the Funds; (2) performance information for strategies and model portfolios relevant to the consideration of the Investment Advisory Agreement; (3) information independently compiled and prepared by FUSE Research relating to the Funds’ proposed fees and expenses; (4) a discussion of the financial statements of AQR and the regulatory exam history; and (5) a discussion of the compliance program and the regulatory exam history of AQR. AQR is referred to herein as the “Advisor,” as applicable.

At an in person meeting held on May 22-23, 2012, the Board, including the Board Members who are not “interested persons” as defined in the 1940 Act (the “Independent Board Members”), unanimously approved the Investment Advisory Agreement for an initial two-year period. The Board considered all factors it believed to be relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of the services to be provided by the Advisor; (b) the investment performance of the Advisor and the Advisor’s portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by the Advisor from the relationship with the Funds; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as the services related to the valuation and pricing of the Funds’ portfolio holdings, direct and indirect benefits to the Advisor and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Investment Advisory Agreement:

The nature, extent and quality of the services to be provided by the Advisor. The Board Members reviewed the services that the Advisor would provide to the Funds under the Investment Advisory Agreement. The Board considered the size and experience of the Advisor’s staff, its use of technology, and the Funds’ stated investment objectives, strategies and processes. The Board reviewed the overall qualifications of the Advisor as an investment advisor. In connection with the investment advisory services to be provided to the Funds, the Board Members took into account detailed conversations they had with officers of the Advisor regarding the management of the Funds’ investments in accordance with the Funds’ stated investment objectives and policies and the types of transactions that would be entered into on behalf of the Funds. During these discussions, the Board Members asked detailed questions of, and received answers from, the officers of the Advisor regarding the formulation and proposed implementation of the Funds’ investment strategies, their efficacy and potential risks.

In addition to the investment advisory services to be provided to the Funds, the Board Members considered that AQR also will provide shareholder and administrative services, oversight of Fund accounting, marketing services, and assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Board Members reviewed the compliance and administrative services to be provided to the Funds by AQR. The Board also reviewed a wide range of services to be provided to certain of the Funds’ shareholders under a shareholder services agreement between the Trust, on behalf of the Funds, and AQR. These services include providing information and services to Fund shareholders, including professional and informative reporting, access to analysis and explanations of Fund reports, and electronic access to Fund information.

Finally, the Independent Board Members had an opportunity to meet outside the presence of management in executive session separately with counsel to discuss and consider the Investment Advisory Agreement. Based on the presentations at the May 22-23, 2012 Board meeting, the Board concluded that the services to be provided to the Funds by AQR pursuant to the Investment Advisory Agreement were likely to be of a high quality and would benefit the Funds.

Investment Performance and the Advisor’s Portfolio Management. Because the Funds are newly formed, the Board did not consider the investment performance of the Funds. The Board based its review of the Advisor’s performance

136	AQR Funds	Annual Report	December 2012

Board Approval of Investment Advisory Agreements (Unaudited)

primarily on the experience of the Advisor in managing other registered investment companies and private funds, noting that other funds the Advisor manages might have investment objectives, policies or restrictions different from those of the Funds. The Board reviewed performance information for strategies and model portfolios similar to that of the Funds. The Board also considered the experience, resources and strengths of the Advisor and its affiliates with respect to the investment strategies proposed for the Funds. Based on these factors, the Board Members determined that the AQR would be an appropriate investment advisor for the Funds.

The Advisory Fee and the Cost of the Services and Profits to be Realized by the Advisor from the Relationship with the Funds. The Board, including the Independent Board Members, received and reviewed information regarding the management fees to be paid by the Funds to the Advisor pursuant to the Investment Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided to the Funds.

To assist in this analysis, the Board received a report independently prepared by FUSE Research using Morningstar data. The report showed comparative fee information for each Fund’s expense group and expense universe, including expense comparisons of contractual investment advisory fees and actual total operating expenses. The Board noted that breakpoints are part of the Funds’ proposed investment advisory fee rate and that the proposed management fee rate would decrease as a Fund increases in size.

The Board also received and reviewed information regarding the profitability of the Advisor with respect to Fund-related activities. The Board took into consideration the Advisor’s profits from the management of other private accounts. The Board also reviewed the Advisor’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Advisor, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board reviewed an estimate of the Advisor’s costs and profitability for fiscal year ended December 31, 2011. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

The Board concluded that the management fee is reasonable.

Economies of Scale. Because the Funds are newly formed and had not commenced operations as of May 23, 2012, and the eventual aggregate amount of Fund assets was uncertain, the Advisor was not able to provide the Board Members with specific information concerning the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale, if any. The Board noted that the Funds would have breakpoints in their advisory fees which allow investors to benefit directly in the form of lower fees as fund assets grow. The Advisor presented information to show that the fees were set as a level that is competitive relative to funds of similar, actual or anticipated size. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Advisor’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall out” benefits that the Advisor or its affiliates may derive from its relationship with the Funds, both tangible and intangible. The Board also received information regarding the Advisor’s brokerage and soft dollar practices. The Board considered that the Advisor is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients. The Board noted that the Advisor does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the proposed advisory fee rates and projected total expense ratios are reasonable in relation to the services to be provided by the Advisor to the Funds, as well as the costs incurred and benefits to be gained by the Advisor in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment advisory fees to be reasonable in comparison to the fees charged by advisors to other comparable funds of similar, actual or anticipated size. As a result, all of the Board Members, including the Independent Board Members, approved the Investment Advisory Agreement with respect to the Funds. The Independent Board Members were represented by counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2012	137

Board Approval of Investment Advisory Agreements (Unaudited)

AQR RISK PARITY II MV FUND AND AQR RISK PARITY II HV FUND

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on August 15-16, 2012, to consider the approval of the investment advisory agreement between the Trust, on behalf of the AQR Risk Parity II MV Fund and the AQR Risk Parity II HV Fund (together, the “Funds”), and AQR Capital Management, LLC (“AQR”) (the “Investment Advisory Agreement”). In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Board requested, reviewed and considered materials furnished by AQR relevant to the Board’s consideration of whether to approve the Investment Advisory Agreement. These materials included: (1) memoranda and materials provided by AQR, describing the personnel and services to be provided to the Funds; (2) performance information for strategies and model portfolios relevant to the consideration of the Investment Advisory Agreement; (3) information independently compiled and prepared by FUSE Research relating to the Funds’ proposed fees and expenses; (4) a discussion of the financial statements of AQR and the regulatory exam history; and (5) a discussion of the compliance program and the regulatory exam history of AQR. AQR is referred to herein as the “Advisor,” as applicable.

At an in person meeting held on August 15-16, 2012, the Board, including the Board Members who are not “interested persons” as defined in the 1940 Act (the “Independent Board Members”), unanimously approved the Investment Advisory Agreement for an initial two-year period. The Board considered all factors it believed to be relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of the services to be provided by the Advisor; (b) the investment performance of the Advisor and the Advisor’s portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by the Advisor from the relationship with the Funds; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as the services related to the valuation and pricing of the Funds’ portfolio holdings, direct and indirect benefits to the Advisor and its affiliates from their relationship with the Funds and advice from independent legal counsel (the “Independent Trustee Counsel”) with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weightings to the various items considered.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Investment Advisory Agreement:

The nature, extent and quality of the services to be provided by the Advisor. The Board Members reviewed the services that the Advisor would provide to the Funds under the Investment Advisory Agreement. The Board considered the size and experience of the Advisor’s staff, its use of technology, and the Funds’ stated investment objectives, strategies and processes. The Board reviewed the overall qualifications of the Advisor as an investment advisor. In connection with the investment advisory services to be provided to the Funds, the Board Members took into account detailed conversations they had with officers of the Advisor regarding the management of the Funds’ investments in accordance with the Funds’ stated investment objectives and policies and the types of transactions that would be entered into on behalf of the Funds. During these discussions, the Board Members asked detailed questions of, and received answers from, the officers of the Advisor regarding the formulation and proposed implementation of the Funds’ investment strategies, their efficacy and potential risks.

In addition to the investment advisory services to be provided to the Funds, the Board Members considered that AQR also will provide shareholder and administrative services, oversight of Fund accounting, marketing services, and assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. In particular, the Board Members reviewed the compliance and administrative services to be provided to the Funds by AQR. The Board also reviewed a wide range of services to be provided to certain of the Funds’ shareholders under a shareholder services agreement between the Trust, on behalf of the Funds, and AQR. These services include providing information and services to Fund shareholders, including professional and informative reporting, access to analysis and explanations of Fund reports, and electronic access to Fund information.

Finally, the Independent Board Members had an opportunity to meet outside the presence of management in executive session separately with Independent Trustee Counsel to discuss and consider the Investment Advisory Agreement. Based on the presentations at the August 15-16, 2012 Board meeting, the Board concluded that the services to be

138	AQR Funds	Annual Report	December 2012

Board Approval of Investment Advisory Agreements (Unaudited)

provided to the Funds by AQR pursuant to the Investment Advisory Agreement were likely to be of a high quality and would benefit the Funds.

Investment Performance and the Advisor’s Portfolio Management. Because the Funds are newly formed, the Board did not consider the investment performance of the Funds. The Board based its review of the Advisor’s performance primarily on the experience of the Advisor in managing other registered investment companies and private funds, noting that other funds the Advisor manages might have investment objectives, policies or restrictions different from those of the Funds. The Board reviewed performance information for strategies and model portfolios similar to that of the Funds. The Board also considered the experience, resources and strengths of the Advisor and its affiliates with respect to the investment strategies proposed for the Funds. Based on these factors, the Board Members determined that the AQR would be an appropriate investment advisor for the Funds.

The Advisory Fee and the Cost of the Services and Profits to be Realized by the Advisor from the Relationship with the Funds. The Board, including the Independent Board Members, received and reviewed information regarding the management fees to be paid by the Funds to the Advisor pursuant to the Investment Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided to the Funds.

To assist in this analysis, the Board received a report independently prepared by FUSE Research using Morningstar data. The report showed comparative fee information for each Fund’s expense group and expense universe, including expense comparisons of contractual investment advisory fees and actual total operating expenses. The Board noted that breakpoints are part of the Funds’ proposed investment advisory fee rate and that the proposed management fee rate would decrease as a Fund increases in size.

The Board also received and reviewed information regarding the profitability of the Advisor with respect to Fund-related activities. The Board took into consideration the Advisor’s profits from the management of other private accounts. The Board also reviewed the Advisor’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Advisor, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board reviewed an estimate of the Advisor’s costs and profitability for fiscal year ended December 31, 2011. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

The Board concluded that the management fee is reasonable.

Economies of Scale. Because the Funds are newly formed and had not commenced operations as of August 16, 2012, and the eventual aggregate amount of Fund assets was uncertain, the Advisor was not able to provide the Board Members with specific information concerning the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale, if any. The Board noted that the Funds would have breakpoints in their advisory fees which allow investors to benefit directly in the form of lower fees as fund assets grow. The Advisor presented information to show that the fees were set as a level that is competitive relative to funds of similar, actual or anticipated size. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Advisor’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall out” benefits that the Advisor or its affiliates may derive from its relationship with the Funds, both tangible and intangible. The Board also received information regarding the Advisor’s brokerage and soft dollar practices. The Board considered that the Advisor is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firm’s various advisory clients. The Board noted that the Adviser does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the proposed advisory fee rates and projected total expense ratios are

AQR Funds	Annual Report	December 2012	139

Board Approval of Investment Advisory Agreements (Unaudited)

reasonable in relation to the services to be provided by the Advisor to the Funds, as well as the costs incurred and benefits to be gained by the Advisor in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment advisory fees to be reasonable in comparison to the fees charged by advisors to other comparable funds of similar, actual or anticipated size. As a result, all of the Board Members, including the Independent Board Members, approved the Investment Advisory Agreement with respect to the Funds. The Independent Board Members were represented by Independent Trustee Counsel who assisted them in their deliberations.

140	AQR Funds	Annual Report	December 2012

Investment Advisor

AQR Capital Management, LLC

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 06830

Sub-Advisor

CNH Partners, LLC

Two Greenwich Plaza, 1st Floor,

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

JPMorgan Chase Bank, N.A.

4 Metro Tech Center

Brooklyn, NY 11245

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator

J.P. Morgan Investor Services Co.

70 Fargo Street

Boston, MA 02210

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website www.aqrfunds.com, or by accessing the SEC’s website at www.SEC.Gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and polices, experienced of its management, marketability of shares and other information.

P.O. Box 2248

Denver, CO 80201-2248

1-866-290-2688

www.aqrfunds.com

Item 2. Code of Ethics.

a).

As of the end of the period, December 31, 2012, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

b).	Not Applicable.

c).	There has been no substantive amendments to the Registrant’s Code of Ethics during the fiscal year ending December 31, 2012 (“Reporting Period”).

d).	Registrant granted no waivers from the provisions of its Code of Ethics during the Reporting Period.

e).	Not Applicable.

f).	Attached.

Item 3. Audit Committee Financial Expert.

a).

The Registrant’s Board of Trustees has determined that its Audit Committee has one “audit committee financial expert”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Mr. L. Joe Moravy, the Registrant’s audit committee financial expert, is “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for the AQR Funds by PricewaterhouseCoopers LLP for the years ended December 31, 2011 and December 31, 2012 were:

	2011	2012
Audit Fees (a)	$655,000	$1,194,300
Audit Related Fees (b)	$65,000	$74,500
Tax Fees (c)	$86,450	$187,950
All Other Fees (d)	$0	$0
Total:	$806,450	$1,456,750

(a)

Audit Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.

(b)

Audit Related Fees: These fees relate to assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant’s December 31, 2011 and December 31, 2012 annual financial statements that are not reported under “Audit Fees” above. The audit related services provided by PricewaterhouseCoopers LLP for the year-ended December 31, 2011 and December 31, 2012 related to services provided in connection with the review of the June 30, 2011 and June 30, 2012 semi-annual financial statements, respectively and review of amendments to the Registrant’s Registration Statement.

(c)

Tax Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning. The tax services provided by PricewaterhouseCoopers LLP related to the review of the Registrant’s federal and state income tax returns, excise tax calculations and the completion of an international taxation review.

(d)	All Other Fees: These fees relate to products and services provided by PricewaterhouseCoopers LLP other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)	Audit Committee Pre-approval Policies and Procedures:

(i)

Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(ii)	100% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)

Less than 50% of the hours expended on the principal accountant’s engagement to audit Registrant’s financial statements were attributed to work performed by persons other than the accountant’s full-time, permanent employees.

(g)

Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2011 and December 31, 2012: $320,000 and $329,724.

(h)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Timothy K. Armour, William L. Atwell, Gregg D. Behrens, L. Joe Moravy and Brian S. Posner, are members of Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AQR Funds

By: /s/ Marco Hanig
Marco Hanig,
Principal Executive Officer
March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Marco Hanig
Marco Hanig,
Principal Executive Officer
Date: March 11, 2013

By: /s/ Nir Messafi
Nir Messafi,
Principal Financial Officer
Date: March 11, 2013